As filed with the U.S. Securities and Exchange Commission on March 24, 2010

Securities Act File No. 2-96408

Investment Company Act File No. 811-04254

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. Post-Effective Amendment No. 150 and/or REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 151

(Check appropriate box or boxes.)

Legg Mason Partners Income Trust*

(Exact Name of Registrant as Specified in Charter)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Income Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Roger P. Joseph, Esq.

Bingham McCutchen LLP

One Federal Street

Boston, Massachusetts 02110

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on March 30, 2010 pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

*	This filing relates solely to Legg Mason Western Asset Intermediate Maturity New York Municipals Fund, Legg Mason Western Asset Intermediate Maturity California Municipals Fund and Legg Mason Western Asset Massachusetts Municipals Fund

March 30, 2010

Prospectus

Legg Mason

Western Asset

Intermediate Maturity New York

Municipals

Fund

Class : Ticker Symbol

A	: IMNYX
C	: SINLX
FI	:
I	: LMIIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with the preservation of principal.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 19 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 60 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (paid directly from your investment) (%)
	Class A	Class C	Class FI	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class C	Class FI	Class I
Management fees	0.50	0.50	0.50	0.50
Distribution and service (12b-1) fees	0.15	0.75	0.25	None
Other expenses	0.08	0.10[1]	0.32[2]	0.12
Total annual fund operating expenses	0.73	1.35	1.07	0.62
Fees forgone and/or expenses reimbursed[3]	—	—	(0.22)	(0.02)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses	0.73	1.35	0.85	0.60

[1]	For Class C shares, “Other expenses” have been restated to reflect current fees with respect to the class.
[2]	“Other expenses” for Class FI shares are based on amounts for Class I shares because no Class FI shares were outstanding during the fund’s last fiscal year.
[3]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares and 0.60% for Class I shares. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	298	453	622	1,112
Class C (with or without redemption at end of period)	137	430	744	1,635
Class FI (with or without redemption at end of period)	87	319	570	1,288
Class I (with or without redemption at end of period)	61	196	343	772

2	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “New York municipal securities” or other investments with similar economic characteristics. New York municipal securities are securities the interest on which is excluded from regular federal income tax and New York state and New York City personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on New York municipal securities may be subject to the alternative minimum tax.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

The fund can invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including futures contracts and synthetic instruments, that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified” which means that it may invest more of its assets in a small number of issuers.

Certain risks

There is no assurance that the fund will meet its investment objective.

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	3

Certain risks cont’d

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income tax or New York State and New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer shares or lower redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund would not earn income on the cash and the fund’s yield would go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers' judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

These risks are discussed in more detail later in this Prospectus or in the SAI.

4	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/ individualinvestors/products/mutual-funds/annualized_performance (select a share class), or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (09/30/2009): 5.44 Worst quarter (09/30/2008): (1.80)

Average annual total returns (for periods ended December 31, 2009) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class A
Return before taxes	8.02	3.13	4.43
Return after taxes on distributions	8.02	3.13	4.43
Return after taxes on distributions and sale of fund shares	6.52	3.20	4.36

Other Classes (Return before taxes only)
Class C	9.69	2.92	N/A	2.90	07/22/2002
Class I	10.67	N/A	N/A	4.21	04/01/2008
Barclays Capital New York Intermediate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	8.46	4.58	5.61
Lipper New York Intermediate Municipals Debt Funds Average (reflects fees and expenses but no deduction for sales charges or taxes)	9.45	3.12	4.56

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns for classes other than Class A will vary from returns shown for Class A.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	5

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, Robert E. Amodeo, Joseph P. Deane and David T. Fare. Messrs. Leech, Walsh and Amodeo have been portfolio managers for the fund since 2006. Mr. Deane has been a portfolio manager for the fund since its inception. Mr. Fare has been a portfolio manager for the fund since 1998. These portfolio managers work together with a broader investment management team on portfolio structure, duration weighting and term structure decisions.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class I
General	1,000/50	1,000/50	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A
Clients of Eligible Financial Intermediaries	None/ None	N/A	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund intends to distribute income that is exempt from regular federal and New York state and New York City personal income taxes. A portion of the fund’s distributions may be subject to such taxes or to the alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

6	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

More on the fund’s investment strategies, investments and risks

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund was formerly known as Legg Mason Partners Intermediate Maturity New York Municipals Fund.

The fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with the preservation of principal.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade New York municipal securities or other investments with similar economic characteristics. The fund’s 80% policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed by the Board of Trustees (the “Board”) without shareholder approval.

New York municipal securities

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from federal and New York state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

New York municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal and New York state and New York City personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or New York state and New York City personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal and New York state and New York City personal income taxes. Distributions of the fund’s

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	7

More on the fund’s investment strategies, investments and risks cont’d income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New York.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to federal and/or New York state and New York City personal income taxes.

Maturity

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. If the fund’s effective maturity falls outside of this range, the fund will take action to bring if within its expected range within a reasonable period of time.

Credit quality

The fund focuses on securities rated investment grade, or, if unrated, determined to be of comparable credit quality by the subadviser. The fund may invest up to 20% of its assets in securities rated below investment grade (that is, securities not rated Baa/BBB or above by at least one nationally recognized statistical rating organization (“NRSRO”)) or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “junk bonds.”

If a security is rated by multiple NRSROs and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. Use of derivatives and similar instruments will be subject to the fund’s policy that under normal circumstances the fund invests at least 80% of its assets in New York municipal securities.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

8	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

As noted above, instead of investing directly in particular securities, the fund may use derivatives such as futures contracts, synthetic instruments and other instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

In determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, the fund will normally take into account derivative or synthetic instruments or positions that, in the judgment of the subadviser, create or reduce, as applicable, the type of investment exposure as the applicable category of investments.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to federal and/or state income tax. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable, or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. Fixed income securities are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the

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More on the fund’s investment strategies, investments and risks cont’d occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Zero coupon bonds, pay-in-kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in any type of taxable money

10	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

•

Seek to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Additionally, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	11

More on the fund’s investment strategies, investments and risks cont’d

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Rates of interest generated by the fund may decline due to a decrease in market interest rates.

Credit risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default, are considered speculative and may involve major risk of exposure to adverse conditions. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase fund volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk as discussed below, which includes the potential inability of the fund to terminate or sell its derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

12	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Leveraging risk. The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions or reverse repurchase agreements. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes and New York State and New York City personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause the fund’s share price to be more volatile.

Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. The national economic downturn has had a severe and negative impact on the State and on the City of New York, the heart of the financial services industry. State and local governments are expected to continue to experience a decline in revenues as rising job losses in the financial services and other sectors of the state economy result in lower collections of state and local income taxes, and as credit market conditions and rising debt default rates depress real estate activity and reduce government revenues associated with high-value commercial sector real estate

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	13

More on the fund’s investment strategies, investments and risks cont’d transactions. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. If the fund has difficulty finding high quality New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase. More detailed information about the economy of New York may be found in the SAI.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology. The value of certain fixed income securities may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund would not earn income on the cash and the fund’s yield would go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers' judgment about the quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

For more information about the fund’s portfolio holdings, please visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

More on fund management

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2009, LMPFA’s total assets under management were approximately $188.5 billion.

LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2009, Legg Mason’s asset management operations, including Western Asset Management Company and its supervised affiliates, had aggregate assets under management of approximately $681.6 billion.

14	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Subadviser

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018.

Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $482.2 billion.

The fund pays no advisory or other fees for advisory services to Western Asset.

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The investment professionals involved in developing and implementing investment strategies for the fund depend on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of this fund are S. Kenneth Leech, Stephen A. Walsh, Robert E. Amodeo, Joseph P. Deane and David T. Fare. Messrs. Leech, Walsh and Amodeo have been portfolio managers of the fund since October 2006. Mr. Deane has been a portfolio manager of the fund since the fund’s inception. Mr. Fare has been a portfolio manager of the fund since 1998. Messrs. Leech and Walsh have been employed by Western Asset as portfolio managers for at least the past five years. Mr. Amodeo has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Amodeo was Managing Director and portfolio manager with Salomon Brothers Asset Management Inc. from 1992 to 2005. Mr. Deane has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Deane was Managing Director and portfolio manager with Citigroup Asset Management (“CAM”) or one of its affiliates since 1972. Mr. Fare has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Fare was Managing Director and portfolio manager with CAM or one of its affiliates since 1989.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.

For the fiscal year ended November 30, 2009 , the fund paid a management fee of 0.47% of the fund’s average daily net assets for management services, after waivers and reimbursements.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended November 30, 2009.

Expense limitation

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses are not expected to exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares and 0.60% for Class I shares of the fund. The arrangement is expected to continue until December 31, 2011, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. The arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total

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More on fund management cont’d

annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding these limits.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

16	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who held Class I shares prior to November 20, 2006 may continue to invest in Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors – eligible investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	•Initial sales charge •You may qualify for reduction or waiver of initial sales charge •Generally lower annual expenses than Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,000 or more if you redeem within 1 year of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class C	•No initial or contingent deferred sales charge •Generally higher annual expenses than Class A	None	None	0.75% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	•No initial or contingent deferred sales charge •Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

•No initial or contingent deferred sales charge

•Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•Generally lower annual expenses than the other classes

		None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

18	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	-0-	-0-	up to 0.50

[1]

The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent, Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•	Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At

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Sales charges cont’d

the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

Class C shares

You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange. Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

20	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	21

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI or Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses. “Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Class FI shares

Class FI shares are offered to investors who invest in the fund through certain financial intermediaries.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

22	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

•Name of fund being bought

•Class of shares being bought

•Dollar amount or number of shares being bought

•Account number (if existing account)

Through a service agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call Funds Investor Services or Institutional Shareholder Services between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	23

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges

•Not all funds offer all classes

•Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

•Generally, an exchange between funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. You should talk to your tax adviser before making an exchange.

•Always be sure to read the prospectus of the fund into which you are exchanging shares

Investment minimums, sales charges and other requirements

•In most instances your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

•Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•If you exchange Class C shares of the fund for Class C shares of an equity or long-term fixed income fund sold by the distributor, you will be subject to the contingent deferred sales charge of the fund into which you exchange and your contingent deferred sales charge will be measured from the date of your exchange

•You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

•The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

24	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	25

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•The fund name, the class of shares being redeemed and your account number

•The dollar amount or number of shares being redeemed

•Signature of each owner exactly as the account is registered

•Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•Name of fund being redeemed

•Class of shares being redeemed

•Account number

26	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

•Your shares must not be represented by certificates

•Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	27

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

28	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	29

Other things to know about transactions cont’d

harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur in respect of shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

30	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Dividends, distributions and taxes

Dividends and distributions

The fund’s policy is to declare daily dividends from net investment income. Dividends from net income are paid monthly. The fund generally makes distributions of capital gain, if any, once or twice a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Unless otherwise directed, distributions and dividends are reinvested in additional fund shares of the same class you hold without a sales charge. Alternatively, you can instruct your Service Agent or Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

If you own Class A or Class C shares and hold your shares directly with the fund, you may instruct Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends invested in Class A or Class C shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify Funds Investor Services or Institutional Shareholder Services at least three days before the next distribution is to be paid.

Please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services to discuss what options are available to you for receiving your dividends and distributions.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, unless your shares are held in a qualified retirement plan, IRA or other tax deferred arrangement, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from New York municipal securities will also be exempt from New York state and New York City personal income tax. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income taxes, as well as any other state and local taxes. The following table summarizes the tax status to you of certain transactions related to the fund:

Transaction	Federal tax status	New York personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss
Exempt-interest dividends	Exempt from regular federal income tax	Excluded from gross income if from interest on New York municipal securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. The fund anticipates that it will normally not earn or

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	31

Dividends, distributions and taxes cont’d

distribute any long-term capital gains. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Distributions that are designated by the fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010. The fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.”

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends (including exempt-interest dividends) and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the

32	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	33

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2009	2008	2007		2006	2005
Net asset value, beginning of year	$8.33	$8.81	$8.79		$8.74	$8.90
Income (loss) from operations:
Net investment income	0.31	0.33	0.33		0.33	0.31
Net realized and unrealized gain (loss)	0.55	(0.48)	0.01		0.05	(0.16)
Total income (loss) from operations	0.86	(0.15)	0.34		0.38	0.15
Less distributions from:
Net investment income	(0.31)	(0.33)	(0.32)		(0.33)	(0.31)
Total distributions	(0.31)	(0.33)	(0.32)		(0.33)	(0.31)
Net asset value, end of year	$8.88	$8.33	$8.81		$8.79	$8.74
Total return[2]	10.52%	(1.80)%	3.99%		4.44%	1.73%
Net assets, end of year (000s)	$141,918	$103,396	$84,685		$100,314	$111,073
Ratios to average net assets:
Gross expenses	0.73%	0.77%	0.90	%3	0.77%	0.76%
Net expenses[4,5]	0.70 [6]	0.73	0.86	[3]	0.73	0.72
Net investments income	3.61	3.81	3.74		3.81	3.55
Portfolio turnover rate	15%	22%	11%		5%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expenses ratios would not have changed.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Prior to September 18, 2009, the manager had voluntarily agreed to waive management fees in the amount of 0.04% of the average net assets.

[6]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of class A shares will not exceed 0.75%.

34	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.33	$8.81	$8.80	$8.75	$8.90
Income (loss) from operations:
Net investment income	0.26	0.28	0.27	0.28	0.26
Net realized and unrealized gain (loss)	0.55	(0.49)	0.00 [2]	0.04	(0.16)
Total income (loss) from operations	0.81	(0.21)	0.27	0.32	0.10
Less distributions from:
Net investment income	(0.26)	(0.27)	(0.26)	(0.27)	(0.25)
Total distributions	(0.26)	(0.27)	(0.26)	(0.27)	(0.25)
Net asset value, end of year	$8.88	$8.33	$8.81	$8.80	$8.75
Total return[3]	9.85%	(2.43)%	3.17%	3.76%	1.18%
Net assets, end of year (000s)	$60,915	$27,893	$11,993	$15,011	$17,642
Ratios to average net assets:
Gross expenses	1.34%	1.38%	1.57%[4]	1.43%	1.42%
Net expenses[5,6]	1.31 [7]	1.34	1.53 [4]	1.38	1.38
Net investments income	2.97	3.20	3.07	3.16	2.89
Portfolio turnover rate	15%	22%	11%	5%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less then $0.005 per share.

[3]

Performance figure may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructing (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expenses ratios would not have changed.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Prior to September 18, 2009, the manager had voluntarily agreed to waive management fees in the amount of 0.04% of the average net assets.

[7]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.35%.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	35

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2009	2008[2]
Net asset value, beginning of year	$8.31	$8.80
Income (loss) from operations:
Net Investment income	0.32	0.22
Net realized and unrealized gain (loss)	0.55	(0.49)
Total income (loss) from operations	0.87	(0.27)
Less distributions from:
Net investment income	(0.32)	(0.22)
Total distributions	(0.32)	(0.22)
Net asset value, end of year	$8.86	$8.31
Total return[3]	10.70%	(3.10)%
Net assets, end of year (000s)	$14,429	$242
Ratios to average net assets:
Gross expenses	0.62%	0.59%[4]
Net expenses[5,6]	0.57 [7]	0.55 [4]
Net investment income	3.62	3.89 [4]
Portfolio turnover rate	15%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 1, 2008 (inception date) to November 30,2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Prior to September 18, 2009, the manager had voluntarily agreed to waive management fees in the amount of 0.04% of the average net assets.

[7]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.60%.

36	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason

Western Asset

Intermediate Maturity New York

Municipals

Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4254)

FD0247ST 03/10

March 30, 2010

Prospectus

Legg Mason

Western Asset

Intermediate Maturity California

Municipals

Fund

Class : Ticker Symbol

A	: ITCAX
C	: SIMLX
FI
I	: SICYX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California State personal income taxes as is consistent with the preservation of principal.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 20 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 60 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (paid directly from your investment) (%)
	Class A	Class C	Class FI	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class C	Class FI	Class I
Management fees	0.50	0.50	0.50	0.50
Distribution and service (12b-1) fees	0.15	0.75	0.25	None
Other expenses	0.12	0.13	0.30[1]	0.24
Total annual fund operating expenses	0.77	1.38	1.05	0.74
Fees forgone and/or expenses reimbursed	(0.02)[2]	(0.03)[2]	(0.20)[2]	(0.14)[2]
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses	0.75	1.35	0.85	0.60

[1]	“Other expenses” for Class FI shares are based on amounts for Class I shares because no Class FI shares were outstanding during the fund’s last fiscal year.
[2]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares and 0.60% for Class I shares. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	300	464	642	1,158
Class C (with or without redemption at end of period)	137	434	752	1,655
Class FI (with or without redemption at end of period)	87	315	561	1,265
Class I (with or without redemption at end of period)	61	222	397	904

2	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “California municipal securities” or other investments with similar economic characteristics. California municipal securities are securities the interest on which is excluded from regular federal income tax and California state personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on California municipal securities may be subject to the alternative minimum tax.

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

The fund can invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including futures contracts and synthetic instruments, that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified” which means that it may invest more of its assets in a small number of issuers than a diversified fund.

Certain risks

There is no assurance that the fund will meet its investment objective.

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	3

Certain risks cont’d

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income tax or California State personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Risks associated with focusing on investments in California municipal securities. The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer shares or lower redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund would not earn income on the cash and the fund’s yield would go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers' judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

These risks are discussed in more detail later in this Prospectus or in the SAI.

4	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select a share class), or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (09/30/2009): 6.64 Worst quarter (12/31/2008): (2.80)

Average annual total returns (for periods ended December 31, 2009) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class A
Return before taxes	8.72	2.94	4.09
Return after taxes on distributions	8.72	2.94	4.09
Return after taxes on distributions and sale of fund shares	7.09	3.05	4.07

Other Classes (Return before taxes only)
Class C	10.47	2.73	N/A	2.61	07/22/2002
Class I	11.21	3.57	4.50
Barclays Capital California Intermediate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	7.18	4.19	5.35
Lipper California Intermediate Municipals Debt Funds Average (reflects fees and expenses but no deduction for sales charges or taxes)	10.32	2.95	4.44

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns for classes other than Class A will vary from returns shown for Class A.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	5

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, Robert E. Amodeo, Joseph P. Deane and David T. Fare. Messrs. Leech, Walsh and Amodeo have been portfolio managers for the fund since 2006. Mr. Deane has been a portfolio manager for the fund since its inception. Mr. Fare has been a portfolio manager for the fund since 1998. These portfolio managers work together with a broader investment management team on portfolio structure, duration weighting and term structure decisions.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class I
General	1,000/50	1,000/50	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund intends to distribute income that is exempt from regular federal and California state personal income taxes. A portion of the fund’s distributions may be subject to such taxes or to the alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

6	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

More on the fund’s investment strategies, investments and risks

Legg Mason Western Asset Intermediate Maturity California Municipals Fund was formerly known as Legg Mason Partners Intermediate Maturity California Municipals Fund.

The fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with the preservation of principal.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade California municipal securities or other investments with similar economic characteristics. The fund's 80% policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed by the Board of Trustees (the "Board") without shareholder approval.

California municipal securities

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal and California state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

California municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal and California state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or California state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal and California state personal income taxes. Distributions of the fund’s income may be

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	7

More on the fund’s investment strategies, investments and risks cont’d subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than California.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to federal and/or California state personal income taxes.

Maturity

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. If the fund’s effective maturity falls outside of this range, the fund will take action to bring if within its expected range within a reasonable period of time.

Credit quality

The fund focuses on securities rated investment grade, or, if unrated, determined to be of comparable credit quality by the subadviser. The fund may invest up to 20% of its assets in securities rated below investment grade (that is, securities not rated Baa/BBB or above by at least one nationally recognized statistical rating organization (“NRSRO”)) or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “junk bonds.”

If a security is rated by multiple NRSROs and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. Use of derivatives and similar instruments will be subject to the fund’s policy that under normal circumstances the fund invests at least 80% of its assets in California municipal securities.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

8	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

As noted above, instead of investing directly in particular securities, the fund may use derivatives such as futures contracts, synthetic instruments and other instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

In determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, the fund will normally take into account derivative or synthetic instruments or positions that, in the judgment of the subadviser, create or reduce, as applicable, the type of investment exposure as the applicable category of investments.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to federal and/or state income tax. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable, or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. Fixed income securities are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	9

More on the fund’s investment strategies, investments and risks cont’d certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Zero coupon bonds, pay-in-kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage

10	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

•

Seek to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest

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More on the fund’s investment strategies, investments and risks cont’d rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Rates of interest generated by the fund may decline due to a decrease in market interest rates.

Credit risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default, are considered speculative and may involve major risk of exposure to adverse conditions. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase fund volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk as discussed below, which includes the potential inability of the fund to terminate or sell its derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Leveraging risk. The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions or reverse repurchase agreements. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded.

12	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes and California State personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause the fund’s share price to be more volatile.

Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Risks associated with focusing on investments in California municipal securities. The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. California is in a severe economic recession. California has suffered job losses, an increase in foreclosures, a drop in housing prices and a severe contraction in new housing construction. State tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls. Issuers and guarantors of California municipal securities may experience a reduction in revenues as a result of these conditions. Furthermore, local municipal issuers in California often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of California municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. If the fund has difficulty finding high quality California municipal securities to purchase, the amount of the fund’s income that is subject to California taxes could increase. More detailed information about the economy of California may be found in the SAI.

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More on the fund’s investment strategies, investments and risks cont’d

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology. The value of certain fixed income securities may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund would not earn income on the cash and the fund’s yield would go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers' judgment about the quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

For more information about the fund’s portfolio holdings, please visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

More on fund management

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2009, LMPFA’s total assets under management were approximately $188.5 billion.

LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2009, Legg Mason’s asset management operations, including Western Asset Management Company and its supervised affiliates, had aggregate assets under management of approximately $681.6 billion.

Subadviser

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser.

14	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018.

Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $482.2 billion.

The fund pays no advisory or other fees for advisory services to Western Asset.

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The investment professionals involved in developing and implementing investment strategies for the fund depend on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of this fund are S. Kenneth Leech, Stephen A. Walsh, Robert E. Amodeo, Joseph P. Deane and David T. Fare. Messrs. Leech, Walsh and Amodeo have been portfolio managers of the fund since October 2006. Mr. Deane has been a portfolio manager of the fund since the fund’s inception. Mr. Fare has been a portfolio manager of the fund since 1998. Messrs. Leech and Walsh have been employed by Western Asset as portfolio managers for at least the past five years. Mr. Amodeo has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Amodeo was Managing Director and portfolio manager with Salomon Brothers Asset Management Inc. from 1992 to 2005. Mr. Deane has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Deane was Managing Director and portfolio manager with Citigroup Asset Management (“CAM”) or one of its affiliates since 1972. Mr. Fare has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Fare was Managing Director and portfolio manager with CAM or one of its affiliates since 1989.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.

For the fiscal year ended November 30, 2009 , the fund paid a management fee of 0.41% of the fund’s average daily net assets for management services, after waivers and reimbursements.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended November 30, 2009.

Expense limitation

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses are not expected to exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares and 0.60% for Class I shares of the fund. The arrangement is expected to continue until December 31, 2011, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. The arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding these limits.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	15

More on fund management cont’d

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

16	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who held Class I shares prior to November 20, 2006 may continue to invest in Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors – eligible investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	17

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	•Initial sales charge •You may qualify for reduction or waiver of initial sales charge •Generally lower annual expenses than Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,000 or more if you redeem within 1 year of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class C	•No initial or contingent deferred sales charge •Generally higher annual expenses than Class A	None	None	0.75% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	•No initial or contingent deferred sales charge •Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

•No initial or contingent deferred sales charge

•Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•Generally lower annual expenses than the other classes

		None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

18	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	-0-	-0-	up to 0.50

[1]

The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent, Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•	Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At

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Sales charges cont’d

the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

Class C shares

You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.

Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

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More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

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Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI or Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses. “Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Class FI shares

Class FI shares are offered to investors who invest in the fund through certain financial intermediaries.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

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Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

•Name of fund being bought

•Class of shares being bought

•Dollar amount or number of shares being bought

•Account number (if existing account)

Through a service agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call Funds Investor Services or Institutional Shareholder Services between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

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Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges

•Not all funds offer all classes

•Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

•Generally, an exchange between funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. You should talk to your tax adviser before making an exchange.

•Always be sure to read the prospectus of the fund into which you are exchanging shares

Investment minimums, sales charges and other requirements

•In most instances your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

•Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•If you exchange Class C shares of the fund for Class C shares of an equity or long-term fixed income fund sold by the distributor, you will be subject to the contingent deferred sales charge of the fund into which you exchange and your contingent deferred sales charge will be measured from the date of your exchange

•You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

•The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

24	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

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Redeeming shares

Generally

May redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•The fund name, the class of shares being redeemed and your account number

•The dollar amount or number of shares being redeemed

•Signature of each owner exactly as the account is registered

•Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•Name of fund being redeemed

•Class of shares being redeemed

•Account number

26	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

•Your shares must not be represented by certificates

•Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

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Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

28	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the

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Other things to know about transactions cont’d

shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur in respect of shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

30	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Dividends, distributions and taxes

Dividends and distributions

The fund’s policy is to declare daily dividends from net investment income. Dividends from net income are paid monthly. The fund generally makes distributions of capital gain, if any, once or twice a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Unless otherwise directed, distributions and dividends are reinvested in additional fund shares of the same class you hold without a sales charge. Alternatively, you can instruct your Service Agent or Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

If you own Class A or Class C shares and hold your shares directly with the fund, you may instruct Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends invested in Class A or Class C shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify Funds Investor Services or Institutional Shareholder Services at least three days before the next distribution is to be paid.

Please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services to discuss what options are available to you for receiving your dividends and distributions.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, unless your shares are held in a qualified retirement plan, IRA or other tax deferred arrangement, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from California municipal securities will also be exempt from California state personal income tax. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income taxes, as well as any other state and local taxes. The following table summarizes the tax status to you of certain transactions related to the fund:

Transaction	Federal tax status	California state personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss; long-term only if shares owned more than one year
Exempt-interest dividends	Exempt from regular federal income tax	Excluded from gross income if from interest on California municipal securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund may realize capital gains on the sale of its securities or on transactions in

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	31

Dividends, distributions and taxes cont’d

futures contracts or other derivative instruments. The fund anticipates that it will normally not earn or distribute any long-term capital gains. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Distributions that are designated by the fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010. The fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.”

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends (including exempt-interest dividends) and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the

32	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	33

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.17	$8.74	$8.77	$8.69	$8.79
Income (loss) from operations:
Net investment income	0.33	0.33	0.31	0.33	0.31
Net realized and unrealized gain (loss)	0.50	(0.57)	(0.03)	0.08	(0.10)
Total income (loss) from operations	0.83	(0.24)	0.28	0.41	0.21
Less distributions from:
Net investment income	(0.33)	(0.33)	(0.31)	(0.33)	(0.31)
Total distributions	(0.33)	(0.33)	(0.31)	(0.33)	(0.31)
Net asset value, end of year	$8.67	$8.17	$8.74	$8.77	$8.69
Total return[2]	10.35%	(2.89)%	3.25%	4.76%	2.45%
Net assets, end of year (000s)	$84,106	$64,248	$52,632	$56,859	$59,830
Ratios to average net assets:
Gross expenses	0.77%	0.80%	1.01%[3]	0.84%	0.81%
Net expenses[4,5]	0.68 [6]	0.70	0.91 [3,7]	0.74	0.71
Net investment income	3.90	3.81	3.57	3.75	3.56
Portfolio turnover rate	4%	23%	10%	0%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Prior to September 18, 2009, the manager voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

[6]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.75%.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

34	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.16	$8.73	$8.76	$8.68	$8.78
Income (loss) from operations:
Net investment income	0.28	0.28	0.25	0.27	0.25
Net realized and unrealized gain (loss)	0.49	(0.58)	(0.03)	0.07	(0.10)
Total income (loss) from operations	0.77	(0.30)	0.22	0.34	0.15
Less distributions from:
Net investment income	(0.28)	(0.27)	(0.25)	(0.26)	(0.25)
Total distributions	(0.28)	(0.27)	(0.25)	(0.26)	(0.25)
Net asset value, end of year	$8.65	$8.16	$8.73	$8.76	$8.68
Total return[2]	9.56%	(3.51)%	2.56%	4.02%	1.75%
Net assets, end of year (000s)	$60,574	$35,026	$9,914	$12,395	$16,050
Ratios to average net assets:
Gross expenses	1.38%	1.38%	1.68%[3]	1.55%	1.50%
Net expenses[4,5]	1.29 [6]	1.28	1.58 [3,7]	1.43	1.40
Net investment income	3.27	3.24	2.90	3.05	2.86
Portfolio turnover rate	4%	23%	10%	0%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Prior to September 18, 2009, the manager voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

[6]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.35%.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

Legg Mason Western Asset Intermediate Maturity California Municipals Fund	35

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.20	$8.77	$8.80	$8.72	$8.82
Income (loss) from operations:
Net investment income	0.34	0.35	0.32	0.34	0.33
Net realized and unrealized gain (loss)	0.49	(0.58)	(0.02)	0.08	(0.10)
Total income (loss) from operations	0.83	(0.23)	0.30	0.42	0.23
Less distributions from:
Net investment income	(0.34)	(0.34)	(0.33)	(0.34)	(0.33)
Total distributions	(0.34)	(0.34)	(0.33)	(0.34)	(0.33)
Net asset value, end of year	$8.69	$8.20	$8.77	$8.80	$8.72
Total return[2]	10.29%	(2.70)%	3.44%	4.94%	2.62%
Net assets, end of year (000s)	$3,856	$2,680	$588	$431	$410
Ratios to average net assets:
Gross expenses	0.74%	0.62%	0.85%[3]	0.67%	0.62%
Net expenses[4,5]	0.59 [6]	0.52	0.75 [3,7]	0.57	0.52
Net investment income	3.96	4.05	3.72	3.93	3.76
Portfolio turnover rate	4%	23%	10%	0%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Prior to September 18, 2009, the manager voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

[6]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.60%.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

36	Legg Mason Western Asset Intermediate Maturity California Municipals Fund

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason

Western Asset

Intermediate Maturity California

Municipals

Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4254)

FD0248ST 03/10

March 30, 2010

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

Class A (ITCAX), Class C (SIMLX), Class FI and Class I (SICYX)

LEGG MASON WESTERN ASSET INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

Class A (IMNYX), Class C (SINLX), Class FI and Class I (LMIIX)

55 Water Street

New York, New York 10041

Funds Investor Services: 1-800-822-5544

Institutional Shareholder Services: 1-888-425-6432

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectuses of Legg Mason Western Asset Intermediate Maturity California Municipals Fund (the “California Fund”) and Legg Mason Western Asset Intermediate Maturity New York Municipals Fund (the “New York Fund” and, together with the California Fund, the “funds”), each dated March 30, 2010, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each of the funds assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. Each fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland business trust. Certain historical information with respect to a fund contained in this SAI for periods prior to April 16, 2007 is that of the fund’s predecessor. Prior to October 5, 2009, the California Fund and the New York Fund were known as Legg Mason Partners Intermediate Maturity California Municipals Fund and Legg Mason Partners Intermediate Maturity New York Municipals Fund, respectively.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. Each fund’s Prospectus and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone numbers set forth above, by sending an e-mail request to prospectus@leggmason.com, or by visiting the funds’ website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for each fund.

1

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Each fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus.

Investment Objectives

California Fund. The fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California State personal income taxes as is consistent with the preservation of principal.

New York Fund. The fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with the preservation of principal.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of each of the funds.

California Fund

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “California municipal securities” or other investments with similar economic characteristics. California municipal securities are securities the interest on which is excluded from regular federal income tax and California State personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on California municipal securities may be subject to the alternative minimum tax.

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

The fund can invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including futures contracts and synthetic instruments, that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified” which means that it may invest more of its assets in a small number of issuers.

3

New York Fund

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “New York municipal securities” or other investments with similar economic characteristics. New York municipal securities are securities the interest on which is excluded from regular federal income tax and New York State and New York City personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on New York municipal securities may be subject to the alternative minimum tax.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

The fund can invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including futures contracts and synthetic instruments, that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified” which means that it may invest more of its assets in a small number of issuers.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Each fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by a fund. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “Municipal Bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding

4

obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”), though for regular federal income tax purposes such interest will remain fully tax-exempt. Interest on all tax-exempt obligations (including private activity bonds) will be included in “adjusted current earnings” of corporations for AMT purposes.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

Tender Option Bonds. A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a

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financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Instruments, below.)

Municipal Leases. Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests. Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter

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of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable-or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline a fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Custodial Receipts. Each fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Stand-By Commitments. A fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a “stand-by commitment” a dealer agrees to purchase, at a fund’s option, specified municipal obligations held by a fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

A fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

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Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. Each fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental

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regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in a fund’s portfolio may be less liquid than that for taxable fixed income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations. The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

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Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

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Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds is not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA,

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bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

California and Other U.S. Territories

The following is a brief summary of certain factors affecting the economies of the state and territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

California. The California Fund intends to invest a high proportion of its assets in California municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by the California Fund or the ability of particular issuers to make timely payments of debt service on these obligations.

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It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of California municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of California, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the state of California’s credit and financial conditions, is based on contains information from statements of issuers of California municipal obligations, and does not purport to be complete. The California Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York. The New York Fund intends to invest a high proportion of its assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the State will not adversely affect the market value of New York municipal obligations held by the New York Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The New York Fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories. The fund may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications, public utilities and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These

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external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to reduced government revenues.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning obligations of the government of Puerto Rico, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of Puerto Rico’s credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations (and, in the case of the above summary, other information issued by the commonwealth) and does not purport to be complete. The fund is not responsible for the accuracy, completeness or timeliness of this information.

Guam. Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Tokyo, Japan. In 2009, the population of Guam was estimated to be 178,430.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, where approximately 74% of visitors to Guam originated in 2008, represents the primary source of income for Guam’s economy. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes. The U.S. military presence also affects economic activity on Guam in various ways. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. In 2009, the population of the U.S. Virgin Islands was estimated at 109,825.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (GDP). A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the Territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and trade, manufacturing (petroleum refining, textiles, electronics, pharmaceuticals and watch assembly) and

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construction and mining. HOVENSA, one of the world’s largest petroleum refineries is located on the island of St. Croix and is the Territory’s largest private sector employer. The agricultural sector is small, with most of the islands’ food being imported. International business and financial services are small but growing components of the economy.

Other Debt and Fixed Income Securities

A fund may invest in other debt and fixed income securities. These securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Bank Obligations

A fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.
Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the

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aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

A fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of each fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and each fund’s Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

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High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the subadviser will consider the event in determining whether the fund should continue to hold the security.

Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference

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instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association (“Fannie Mae”)); or (d) only the credit of the instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

A fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a

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fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since each fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that a fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

General. Each fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). Each fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in the Prospectus, this SAI or by applicable law, each fund may purchase and sell any type of Financial Instrument. A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadvisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A subadviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

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Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon a subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if the subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

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•	Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or OTC) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on investments in illiquid securities.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains.

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Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a fund might be in a better position had it not attempted to hedge at all.

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Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

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Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in a fund that invests largely in municipal securities.

Hedging. As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

Options — Generally. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through

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negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and the fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.

A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

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Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Futures strategies can be used to change the duration of a fund’s portfolio. If a subadviser wishes to shorten the duration of a fund’s portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a subadviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of

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purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the subadviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Futures and options on futures are regulated by the CFTC. The funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, such person is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Non-U.S. Currency Strategies. Each fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

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Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Generally, OTC non-U.S. currency options used by each fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Forward Currency Contracts. Each fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.

If a fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.

Swaps, Caps, Floors and Collars. Each fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield or total return. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

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Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

Each fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

Each fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. Each fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Combined Positions. Each fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Cover. Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate or set aside on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.

Turnover. A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

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Forward Commitments and When-Issued Securities

A fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when-issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Illiquid Assets

A fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities and other assets that are illiquid. Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on a fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. The fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Repurchase Agreements

Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. All repurchase agreements entered into by a fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and a fund or its custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or

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insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Pursuant to an exemptive order issued by the SEC, a fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to a fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Borrowings

A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Reverse Repurchase Agreements

Each fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse

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repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The funds may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this SAI, each fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Subordinated Securities

A fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are deemed by the subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

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Short-Term Trading

Fund transactions will be undertaken principally to accomplish a fund’s investment objective in relation to anticipated movements in the general level of interest rates, but a fund may also engage in short-term trading consistent with its investment objective.

New Investment Products

New types of mortgage-backed and asset-backed securities derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, a fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing a fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

Diversification

A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Each fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, which will relieve a fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each fund will limit its investments so that, at the close of each quarter of its taxable year, (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of a single issuer, and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

Ratings as Investment Criteria

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to

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evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the highest rating category received from an agency.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case, the fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund or portfolio a fee for use of the borrowed securities. The fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

Commodity Exchange Act Registration

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to each fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to each fund under the Commodity Exchange Act.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a fund meeting, if the holders of more than 50% of the voting securities of the fund are present or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental restrictions at any time.

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If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies

Each fund’s fundamental investment policies are as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

8. Under normal circumstances, the fund invests at least 80% of its assets, in its state’s investment grade municipal securities or other investments with similar economic characteristics.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently no fund contemplates borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree.

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The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may

34

purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to investments in municipal securities set forth in (8) above, each fund considers any investment in municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s assets to be invested in municipal securities.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

PORTFOLIO TURNOVER

For reporting purposes, each fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities

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owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by a fund. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended November 30, 2008 and 2009, each fund’s portfolio turnover rates were as follows:

Fund	Fiscal Year Ended November 30, 2008	Fiscal Year Ended November 30, 2009
California Fund	23%	4%
New York Fund	22%	15%

MANAGEMENT

The business and affairs of each fund are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The Trustees, including the Trustees of the funds who are not “interested persons” of the funds (the “Independent Trustees”) as defined in the 1940 Act and executive officers of the funds, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships the Trustees hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Name and Year of Birth	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	59	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

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Name and Year of Birth	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
A. Benton Cocanougher Born 1938	Trustee	Since 1991	Retired; Dean Emeritus and Professor Emeritus, Texas A & M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A & M University (2009 to 2010); A.P. Wiley Professor, Texas A & M University (2001 to 2008); Interim Chancellor, Texas A & M University System (2003 to 2004), Dean of the Mays Business School, Texas A & M University (1987 to 2001)	59	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)	59	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	59	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	59	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	59	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

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Name and Year of Birth	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	59	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	59	None

Susan M. Heilbron Born 1945	Trustee	Since 1991	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)	59	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s, Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	59	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (85 funds)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	59

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology)

(1985 to 2003)

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Name and Year of Birth	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	59	None

Interested Trustee and Officer:
R. Jay Gerken, CFA(3) Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)	134	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

(1)	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
(2)	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
(3)	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) or its predecessor (2002 to 2005)

David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); formerly, Supervisor at UBS Global Asset Management (2003 to 2004); formerly, Accounting Manager at CAM (prior to 2003)

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer	Since 2006 Since 2008	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason & Co. (since 2008); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (2004 to 2005); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); formerly, Managing Director and General Counsel of Global Mutual Funds for CAM (2000 to 2005); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); formerly, Secretary of CFM (2001 to 2004)

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); formerly, Director at CAM (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); formerly, Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007	Managing Director, Legg Mason & Co. (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director—Global Fund Administration, CAM (1996 to 2005)

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Vice President of Legg Mason or its predecessor (1999 to 2008); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2002 to 2007)

(1)	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
(2)	Indicates the earliest year in which the officer took office for any funds in the Legg Mason fund complex.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee) and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance, and Performance Committees is composed of all of the Independent Trustees. The chair of the Governance Committee serves as the lead Independent Trustee (the “Lead Trustee”).

The Audit Committee oversees, among other things, the scope of each fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s

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independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Governance Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Trust’s Board oversees all of the fixed income-type funds in the fund complex. The Board met 13 times during the funds’ fiscal year ended November 30, 2009. The Audit, Governance and Performance Committees each met 4 times, respectively, during the funds’ last fiscal year.

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The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2009.

Name	Dollar Range of Equity Securities in the California Fund	Dollar Range of Equity Securities in the New York Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustees:
Elliott J. Berv	None	None	None
A. Benton Cocanougher	None	None	Over $100,000
Jane F. Dasher	None	None	Over $100,000
Mark T. Finn	None	None	Over $100,000
Rainer Greeven	None	None	None
Stephen Randolph Gross	None	None	Over $100,000
Richard E. Hanson, Jr.	None	None	$50,001-$100,000
Diana R. Harrington	None	None	$10,001-$50,000
Susan M. Heilbron	None	None	$50,001-$100,000
Susan B. Kerley	None	None	Over $100,000
Alan G. Merten	None	None	Over $100,000
R. Richardson Pettit	None	None	Over $100,000

Interested Trustee:
R. Jay Gerken	None	None	Over $100,000

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The Lead Trustee receives an additional $30,000 per year and the Chairs of the Audit Committee and Performance Committee each receives an additional $15,000 per year. Each of the other members of the Performance Committee receives an additional $10,000 per year in connection with the annual consideration of the funds’ advisory, subadvisory and distribution arrangements.

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Name	Aggregate Compensation for Fiscal Year Ended November 30, 2009		Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended November 30, 2009(1)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended December 31, 2009	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended November 30, 2009
	California Fund	New York Fund
Independent Trustees:
Elliott J. Berv	$139	$195	$0	$242,500	59
A. Benton Cocanougher	$153	$214	$0	$267,500	59
Jane F. Dasher	$141	$197	$0	$244,500	59
Mark T. Finn	$139	$195	$0	$242,500	59
Rainer Greeven	$139	$195	$0	$242,500	59
Stephen Randolph Gross	$147	$206	$0	$257,500	59
Richard E. Hanson, Jr.	$139	$195	$0	$242,500	59
Diana R. Harrington	$146	$205	$0	$257,500	59
Susan M. Heilbron	$139	$195	$0	$242,500	59
Susan B. Kerley	$139	$195	$0	$242,500	59
Alan G. Merten	$139	$195	$0	$242,500	59
R. Richardson Pettit	$139	$195	$0	$242,500	59

Interested Trustee:
R. Jay Gerken(2)	$0	$0	$0	$0	135

(1)	Pursuant to prior retirement plans, California Fund and New York Fund made payments to former trustees for the fiscal year ended November 30, 2009 of $1,510 and 1,976, respectively.
(2)	Mr. Gerken was not compensated for his service as a Trustee because of his affiliation with the manager.

As of March 3, 2010, the Trustees and officers of the funds, as a group, owned less than 1% of each class of each fund.

To the knowledge of the funds, as of March 3, 2010, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding voting securities of the applicable class of each fund:

Fund/Class	Name and Address	Percent of Class
California Fund Class A	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	45.93%

California Fund Class A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	8.11%

California Fund Class A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.35%

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Fund/Class	Name and Address	Percent of Class
California Fund Class A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.38%

California Fund Class A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	6.09%

California Fund Class A	RAYMOND JAMES & ASSOC INC FBO BENETTA BUELL-WILSON & BARRY WILSON TTEE WILSON FAMILY TRUST 6473 DEL PASO AVE SAN DIEGO CA 92120-3137732	5.28%

California Fund Class C	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	32.07%

California Fund Class C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	23.74%

California Fund Class C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	9.98%

California Fund Class C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.50%

California Fund Class I	NFS LLC FEBO AJAY BHUPENDRA SHAH TTEE LATA KRISHNAN SHAH TTEE AJAY B & LATA K SHAH 1996 TRU 27241 ALTAMONT RD LOS ALTOS HILLS CA 94022-4278	62.72%

California Fund Class I	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	36.84%

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Fund/Class	Name and Address	Percent of Class
New York Fund Class A	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	57.77%

New York Fund Class A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	8.40%

New York Fund Class A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.27%

New York Fund Class A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.27%

New York Fund Class A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5.20%

New York Fund Class A	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.08%

New York Fund Class C	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	46.96%

New York Fund Class C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	10.75%

New York Fund Class C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.64%

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Fund/Class	Name and Address	Percent of Class
New York Fund Class C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.69%

New York Fund Class I	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	64.88%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as investment manager to the funds and provides certain oversight services to the funds, in each case pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below. As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager

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and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the applicable fund’s Management Agreement, LMPFA receives an investment management fee equal to 0.50% of each fund’s average daily net assets calculated daily and payable monthly.

For the periods below, the funds paid investment management fees (after waivers and/or reimbursements) to the manager as follows:

	Fiscal Year
Fund	2009	2008	2007
California Fund(1)	$484,285	$331,254	$257,295
New York Fund(2)	$773,442	$516,632	$482,302

(1)

For the fiscal years ended November 30, 2009, 2008, and 2007, the manager waived advisory fees owed by the California Fund and/or reimbursed fund expenses in the amounts of $108,579, $82,813 and $64,324, respectively.

(2)

For the fiscal years ended November 30, 2009, 2008, and 2007, the manager waived advisory fees owed by the New York Fund and/or reimbursed fund expenses in the amounts of $54,341, $44,925 and $41,939, respectively.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s assets allocated to it by the manager investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually with respect to a fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and, (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

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Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund, net of any waivers and expense reimbursements. For the fiscal year ended November 30, 2009, the manager paid fees to the subadviser equal to $338,999 and $541,410 for its services relating to California Fund and New York Fund, respectively.

Portfolio Managers

The following table sets forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of November 30, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for registered investment companies is shown based on the specific portfolio managers that are named in the applicable disclosure documents. Data for other pooled investment vehicles and other accounts is reported based on Western Asset’s practice of naming a particular individual to maintain oversight responsibility for each vehicle/account. Where the named individual has been assigned primary responsibility for oversight of an other pooled investment vehicle or other account, that vehicle/account has been allocated to that individual for disclosure purposes, but not other portfolio managers that may be involved in managing that vehicle/account.

Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
California Fund	S. Kenneth Leech	110 registered investment companies with $185 billion in total assets under management (none of which charge a performance fee)	232 other pooled investment vehicles with $112.1 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	841 other accounts with $201.3 billion in total assets under management (of which 95 other pooled investment vehicles with $25.2 billion in total assets under management pay a performance fee)

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Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Stephen A. Walsh	110 registered investment companies with $185 billion in total assets under management (none of which charge a performance fee)	232 other pooled investment vehicles with $112.1 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	841 other accounts with $201.3 billion in total assets under management (of which 95 other pooled investment vehicles with $25.2 billion in total assets under management pay a performance fee)

	Robert E. Amodeo	25 registered investment companies with $27.3 billion in total assets under management (none of which charge a performance fee)	No other pooled investment vehicles	13 other accounts with $1.44 billion in total assets under management (none of which charge a performance fee)

	Joseph P. Deane	25 registered investment companies with $27.3 billion in total assets under management (none of which charge a performance fee)	No other pooled investment vehicles	13 other accounts with $1.44 billion in total assets under management (none of which charge a performance fee)

	David T. Fare	25 registered investment companies with $27.3 billion in total assets under management (none of which charge a performance fee)	No other pooled investment vehicles	13 other accounts with $1.44 billion in total assets under management (none of which charge a performance fee)

New York Fund	S. Kenneth Leech	110 registered investment companies with $184.9 billion in total assets under management (none of which charge a performance fee)	232 other pooled investment vehicles with $112.1 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	841 other accounts with $201.3 billion in total assets under management (of which 95 other pooled investment vehicles with $25.2 billion in total assets under management pay a performance fee)

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Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Stephen A. Walsh	110 registered investment companies with $184.9 billion in total assets under management (none of which charge a performance fee)	232 other pooled investment vehicles with $112 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	841 other accounts with $201.3 billion in total assets under management (of which 95 other pooled investment vehicles with $25.2 billion in total assets under management pay a performance fee)

	Robert E. Amodeo	25 registered investment companies with $27.2 billion in total assets under management (none of which charge a performance fee)	No other pooled investment vehicles	13 other accounts with $1.4 billion in total assets under management (none of which charge a performance fee)

	Joseph P. Deane	25 registered investment companies with $27.2 billion in total assets under management (none of which charge a performance fee)	No other pooled investment vehicles	13 other accounts with $1.4 billion in total assets under management (none of which charge a performance fee)

	David T. Fare	25 registered investment companies with $27.2 billion in total assets under management (none of which charge a performance fee)	No other pooled investment vehicles	13 other accounts with $1.4 billion in total assets under management (none of which charge a performance fee)

Portfolio Manager Compensation

With respect to the compensation of portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and

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benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a

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security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of portfolio securities by each portfolio manager as of November 30, 2009.

Fund	Portfolio Manager	Dollar Range of Ownership of Securities
California Fund	S. Kenneth Leech	None
	Stephen A. Walsh	None
	Robert E. Amodeo	None
	Joseph P. Deane	None
	David T. Fare	None
New York Fund	S. Kenneth Leech	None
	Stephen A. Walsh	None
	Robert E. Amodeo	None
	Joseph P. Deane	None
	David T. Fare	None

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Expenses

In addition to amounts payable under each Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; and litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in each fund’s Prospectus. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

In order to implement an expense limitation, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts forgone or reimbursed during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the expense limitation. The manager is also permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the class’ expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding such expense limitation.

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Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”). Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGMI”) served as a co-distributor of each fund along with LMIS.

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in each fund’s Prospectus.

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed the percentage set forth below of the average daily net assets of each class indicated. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fund	Class	Fee
California Fund	A	0.15%
	C	0.75%
	FI	0.25%
New York Fund	A	0.15%
	C	0.75%
	FI	0.25%

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the funds, for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

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Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

For the fiscal year ended November 30, 2009, the following service and distribution fees were incurred by the funds:

Fiscal Year Ended November 30, 2009
California Fund:
Class A	$112,504
Class C	$308,375

New York Fund:
Class A	$180,822
Class C	$301,199

No information is given for Class FI shares because no Class FI shares were outstanding during the fiscal year ended November 30, 2009.

For the fiscal year ended November 30, 2009, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund	Third Party Fees	Amortization	Marketing	Printing	Total Current Expenses
California Fund:
Class A	$110,788	$0	N/A	N/A	$110,788
Class C	$200,194	$15,714	$153,410	$6,546	$375,864

New York Fund:
Class A	$178,689	$0	N/A	N/A	$178,689
Class C	$187,624	$17,052	$199,591	$3,063	$407,330

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Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charges

The aggregate dollar amounts of commissions on Class A shares received by the distributors were as follows:

	CGMI		LMIS
For the fiscal year ended November 30	California Fund	New York Fund	California Fund	New York Fund
2009	N/A	N/A	$5,490	$17,393
2008	$9,003	$36,876	$7,994	$12,917
2007	$2,724	$8,652	$468	$1,596

Contingent Deferred Sales Charges

	CGMI		LMIS
For the fiscal year ended November 30	California Fund	New York Fund	California Fund	New York Fund
2009	N/A	N/A	$5,909	$22,555
2008	$0	$0	$0	$12,329
2007	$0	$0	$6,168	$6,168

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds, and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also may act as each fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS” or “transfer agent”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the funds’ transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

PNC Global Investment Servicing (U.S.) Inc. (“PNC” or “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with PNC, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

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Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the funds.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report on each fund’s financial statements and financial highlights for the fiscal year ending November 30, 2010.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the funds, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and a fund, the board of directors of LMPFA will consider how to address the conflict and/or how to vote the proxies. LMPFA will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix E to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-800-822-5544, (2) on the funds’ website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

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PURCHASE OF SHARES

General

See a fund’s Prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in each fund’s Prospectus.

The distributor and Service Agents may receive a portion of the sales charge as described in a fund’s Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 0.50% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The funds reserve the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time.

Class C, FI and I Shares. Class C, FI and I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

The following persons are eligible to purchase Class I shares of a fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see each fund’s Prospectus.

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Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Systematic Investment Plan

Shareholders may purchase additional Class A and Class C shares of a fund through a service known as the Systematic Investment Plan. For information about the Systematic Investment Plan, please see each fund’s Prospectus. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a Service Agent or the transfer agent. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances:

(a)	sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons, and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)	sales to any employees of Service Agents having dealer, service or other selling agreements or other arrangements with the distributor, and to the immediate families of such persons or a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise;

(d)	purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)	purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(f)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Accumulation Privilege—Please see each fund’s Prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of three Asset Level Goal amounts, as follows:

(1) $100,000
(2) $250,000
(3) $500,000

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Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a 13-month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

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Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 0.50% contingent deferred sales charge if redeemed within 12 months of purchase. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise; (f) tax-free returns of an excess contribution to any retirement plan; and (g) certain redemptions of shares of a fund in connection with lump-sum

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or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

Each fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of a fund, as applicable, is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of each fund, based on the net asset value of a share as of November 30, 2009.

California Fund
Class A (based on a net asset value of $8.67 and a maximum initial sales charge of 2.25%)	$8.87
New York Fund
Class A (based on a net asset value of $8.88 and a maximum initial sales charge of 2.25%)	$9.08

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders, as described in the funds’ Prospectuses. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and

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appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Each fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. Each fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in each fund’s Prospectus.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

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The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see each fund’s Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of each fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) to a fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduced its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

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Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the subadviser’s other clients. Investment decisions for a fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended November 30, 2009, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

As of December 1, 2007, CGMI no longer serves as a distributor of the funds.

Aggregate Brokerage Commissions Paid

For the fiscal years ended November 30, 2007, 2008 and 2009, the funds paid the following in brokerage commissions for portfolio transactions:

	2007	2008	2009
California Fund	$690	$4,908	$1,564
New York Fund	$1,635	$5,244	$1,860

LMIS is an underwriter of the funds under the 1940 Act. For the fiscal years ended November 30, 2007, 2008 and 2009, neither fund paid any brokerage commissions to LMIS, CGMI or their affiliates.

During the fiscal year ended November 30, 2009, neither fund held securities issued by the fund’s regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ board has adopted policies and procedures developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the

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fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders. As a consequence, any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the distributor or their affiliates in connection with the disclosure of portfolio holdings information would be addressed in a manner that places the interests of fund shareholders first.

The policy provides that information regarding a fund’s portfolio holdings may be shared with the manager, a fund’s subadvisers and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel).

Under the policy, for funds other than money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel: (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor. Money market funds may disclose their complete portfolio holdings at any time on the funds’ website.

The policy also permits the release of limited portfolio holdings information to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality,

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including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information for a legitimate business purpose with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy. Any exceptions from the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Generally, the funds (other than money market funds) disclose their complete portfolio holdings approximately 15 days after month end on Legg Mason’s website: http://www.leggmason.com/individualinvestors. Money market funds may disclose their complete portfolio holdings at any time on the website.

Set forth below is a list, as of December 31, 2009, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
RiskMetrics Group (formerly Institutional Shareholder Services) (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Thomson/Vestek	Daily	None
Factset	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protogent (formerly Dataware)	Daily	None
ITG	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End

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Recipient	Frequency	Delay Before Dissemination
RogersCasey (equest)	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter End
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	25 Days after Quarter End
Broadridge	Daily	None
DST Global Solutions	As necessary	Varies
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None
Glass Lewis & Co.	Daily	None
Fidelity	Quarterly	5 Business Days

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

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DIVIDENDS AND DISTRIBUTIONS

Each fund’s policy is to declare dividends daily and pay dividends, if any, monthly. Dividends from net realized capital gains, if any, will be distributed annually. Each fund may also pay additional dividends before December 31 each year from certain amounts of undistributed ordinary income and capital gains in order to avoid federal income and excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at net asset value, with no additional sales charge or contingent deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent.

The per share amounts of the exempt-interest dividends on Class C shares may be lower than on Class A, Class FI and Class I shares, mainly as a result of the distribution fees applicable to Class C shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class I shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same for all classes of a fund’s shares (A, C, FI and I).

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the funds and their shareholders. This discussion is very general and, except where noted, does not address investors subject to special tax rules, such as investors who hold shares in the fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a

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minimum distribution requirement. To satisfy the minimum distribution requirement, each fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, in any taxable year, a fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by such fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund’s distributions, to the extent derived from the fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

On November 30, 2009 the unused capital loss carryovers, of the funds were approximately as follows: California Fund $(4,270,195) and New York Fund $(5,941,884). For Federal income tax purposes, these amounts are available to be applied against future capital gains of the fund that has the carryovers, if any, which are realized prior to the expiration of the applicable carryover.

The carryovers expire as follows:

	11/30/2011	11/30/2012	11/30/2017
California Fund	$(43,139)	$(1,319,766)	$(2,907,290)
New York Fund	N/A	$(2,107,997)	$(3,833,887)

Each fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause each fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund

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level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in such fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the funds will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. Each fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year).

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules, or rules applicable to partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by shareholders of that fund at the time the dividend or distribution is made. If, however, any

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dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the applicable fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”).

Exempt-interest dividends paid by a fund are exempt from regular federal income taxes. Distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund designates as capital gain dividends are taxable as long-term capital gain, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

The funds do not anticipate that any of their dividends paid will qualify for the dividends-received deduction for corporate shareholders. The funds also do not expect any distributions to be treated as “qualified dividend income,” which for non corporate shareholders is taxed at reduced rates.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a taxable dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. In addition, the interest on any such indebtedness is not deductible by a shareholder of the California Fund for California personal income tax purposes, or by a New York Fund shareholder for New York State, New York City and the City of Yonkers personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to shares of a fund and the such shares are held by the shareholder for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such shares may, to the extent of exempt-interest dividends, be disallowed. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a fund may, under certain circumstances, cause a

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portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or “private activity bonds” held by such fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of a fund’s exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Shareholders should consult their own tax advisors as to whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal or California “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or fewer will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Each fund may be required in certain circumstances to apply backup withholding at the rate of 28% on dividends, distributions and redemption proceeds payable to shareholders who fail to provide such fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Notices. Shareholders of each fund will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the U.S. federal income tax and California or New York State and New York City

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personal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by that fund to its shareholders during the preceding taxable year. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from federal income taxation and California or New York State and New York City personal income taxation and the dollar amount of dividends subject to federal income taxation and California or New York State and New York City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder’s investment in a fund. To the extent each fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day’s dividend as its taxable net investment income bears to its total net investment income earned on that day.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds.

For fund taxable years beginning before January 1, 2010, the 30% withholding tax also will not apply to dividends that the fund designates as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is the fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. The funds currently do not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.”

State Tax Information

Generally, dividends received from a fund that are attributable to interest on U.S. government securities are not subject to state and local income taxes.

California State Taxes. California shareholders will not be subject to California state personal income tax on dividends they receive from the California Fund to the extent that such distributions qualify as exempt-interest dividends under the Code and California law and provided that, at the close of each quarter of the California Fund’s taxable year, at least 50% of the California Fund’s total assets are invested in California municipal securities. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends on the California Fund are not excluded in determining California state franchise or income taxes on corporations and

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financial institutions. The foregoing is only a brief summary of the tax considerations generally affecting the California Fund and its shareholders who are California residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

New York State and City Taxes. New York resident shareholders of the New York Fund will not be subject to New York State or New York City personal income tax on exempt-interest dividends attributable to interest on New York municipal securities. The New York Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the state of New York. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Immediately prior to such redomiciliation, each fund was reorganized on April 16, 2007 as a series of Legg Mason Partners Income Funds, a Massachusetts business trust.

The Trust is a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required

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under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

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Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions

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by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of each fund and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including the California Fund and the New York Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

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On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the funds, and CGMI, a former distributor of the funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, based on the May 31, 2005 settlement order issued against CGMI and SBFM by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive

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damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

As of the date of this SAI, the fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the ability of the fund’s investment manager and its affiliates to continue to render services to the fund under their respective contracts.

***

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S.

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Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. Briefing and oral argument are expected to occur during 2010.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments as of November 30, 2009, Statement of Operations for the year ended November 30, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 2009, Financial Highlights for each of the years or periods in the five-year period ended November 30, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of each fund), are incorporated into this SAI (filed on January 29, 2010, Accession Number 0001193125-10-016788 with respect to California Fund and on January 29, 2010, Accession Number 0001193125-10-016554 with respect to New York Fund).

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APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Corporate Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal and Tax-Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

A-1

Description of Moody’s Investors Service, Inc.’s U.S. Municipal Long-Term Debt Ratings:

Municipal Ratings are based upon the analysis of five primary factors relating to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal Short-Term Debt And Demand Obligation Ratings:

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

A-2

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

A-3

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

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CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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B-2—A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project

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finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Standard & Poor’s Ratings Group’s Municipal Ratings Definitions:

Description of Standard & Poor’s Ratings Group’s Short-Term Notes Ratings:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings’ Long-Term Credit Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies are generally assigned Issuer Default Ratings (“IDRs”). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

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In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings web-site.

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events

AA—Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B—Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. Default is a real possibility.

CC—Very high levels of credit risk. Default of some kind appears probable.

C—Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include: (1) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (2) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; and (3) Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD—Restricted Default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include: (1) the selective payment default on a specific class or currency of debt; (2) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (3) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and (4) execution of a coercive debt exchange on one or more material financial obligations.

D—Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

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Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC”, or to Long-Term IDR categories below “B”.

Description of Fitch Ratings’ Short-Term Credit Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D—Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Notes to Fitch Ratings’ Long-Term and Short-Term Credit Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are

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not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlooks: Rating Outlooks indicate the direction a rating is likely to move over a one to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance, to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales, and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the “CCC”, “CC” and “C” categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

Interest-Only Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal-Only Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

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Rate of Return Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

NR: Fitch Ratings does not publicly rate the issuer or issue in question.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

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APPENDIX B

ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of California (“California” or the “State”). The sources of payment for California municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, and except as noted below in this paragraph, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such statement being dated March 11, 2010. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any California issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. A housing downturn that began in California in the fall of 2005 and worsened in 2006 and 2007 was instrumental in slowing average monthly job growth from 27,300 in 2005 to 5,400 in 2007 to a negative (job loss) of 38,500 per month in 2008. On February 27, 2009, the Governor proclaimed a state of emergency due to statewide drought conditions in California. The drought is a result of three years of below-average rainfall and limitations on export of water from the Sacramento-San Joaquin River Delta. In his proclamation, the Governor requested that urban water users reduce water use by 20 percent. Moreover, he directed the Department of Water Resources to cooperate with local water agencies to implement aggressive water conservation efforts, and to facilitate water transfers in response to emergency conditions which may arise.

The State’s July 1, 2009 population of about 38.5 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. According to the findings of the 2000 census, 97 percent of the population of California resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2009, the five-county Los Angeles area accounted for 41 percent of the State’s population, with over 18.5 million residents, and the nine-county San Francisco Bay Area represented nearly 20 percent, with a population of over 7.0 million.

In the Governor’s Proposed Budget for the 2010-11 Fiscal Year (“2010-11 Governor’s Budget”), the Department of Finance projected that the California economy started to recover from the recession in the latter part of 2009, but growth in calendar year 2010 would be slow and the State would suffer continued job losses. Growth was also expected to pick up to a more moderate level in 2011. As of January 2010, unemployment in the State was 12.5 percent compared to 9.7 percent in January 2009. The U.S. unemployment rate for January 2010 was 9.7 percent.

National Economy. The national economy began to grow again in the second half of 2009, with economic output increasing by 2.2 percent in the third quarter and by 5.7 percent in the fourth quarter. Unemployment continued to increase and nonfarm payroll to fall, but both at slower rates than earlier in 2009. The national unemployment rate was 9.7 percent in January 2010.

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Boosted by the “cash-for-clunkers” program, consumer spending grew at its highest rate in two years in the third quarter of 2009. Consumer spending continued to grow in October and November 2009, after the program ended.

Lifted by the first-time home buyer federal tax credit program, residential construction grew at a double-digit rate in the third quarter of 2009, ending a streak of 13 consecutive double-digit quarterly declines. However, residential construction, not adjusted for inflation, fell by 1.6 percent in November 2009, suggesting that without the first-time home buyer federal tax credit program, residential construction would be considerably less. The program has been extended to April 30, 2010 and expanded.

Investment by businesses in equipment and software and particularly in nonresidential structures was weak in the third quarter of 2009. Manufacturing activity increased for the fifth consecutive month in December 2009, according to the Institute for Supply Management (ISM) index.

U.S. exports and imports grew at double-digit rates in the third quarter of 2009, reflecting growing economies abroad and increased demand for imports at home. On the whole, however, international trade subtracted from domestic economic growth in the third quarter of 2009.

California Economy. California does not have a quarterly measure of economic output, making it difficult to determine whether the State economy grew as fast as the national economy in the third quarter of 2009. There are signs that the economic contraction slowed in California in the second half of 2009.

For example, California personal income fell sharply in the fourth quarter of 2008 and the first quarter of 2009 before falling moderately in the second quarter of 2009 and then growing slightly in the third quarter of 2009, by 0.2 percent—the same pattern as national real gross domestic product. (Personal income grew by 0.3 percent in the nation in the third quarter of 2009.) After falling by an average quarterly decline of 6 percent in the fourth quarter of 2008 and the first two quarters of 2009, taxable sales grew by 0.5 percent in the third quarter of 2009 and by 2.9 percent in the fourth quarter.

The annual benchmark revision of payroll employment revealed that more jobs were lost in the State in 2009 than initially estimated. For example, the number of nonfarm payroll jobs in the State in December 2009 was initially estimated to be 14.15 million. The benchmark revision brought that down to 13.81 million—a downward revision of 338,000 jobs, or 2.4 percent. As of March 2010, the revised numbers continue to show a downward trend of job losses since March 2009. The State gained 32,500 jobs in October 2009 and January 2010, while suffering job losses of 34,200 in November 2009 and 41,000 in December 2009. The state unemployment rate was 12.5 percent in January 2010. In comparison, the national unemployment rate was 9.7 percent.

As of March 11, 2010, the State’s housing sector is showing some signs of recovery. Existing home sales have stabilized around the half-million unit rate (seasonally-adjusted and annualized) and the median sales price rose by 15 percent from January 2009 to January 2010, bringing the median price of these homes close to $300,000. Unsold inventory trended downward in 2009, as did the number of days needed to sell a home. However, additional foreclosures may result from the resetting of rates on adjustable rate mortgages between 2010 and 2012, the commencement of amortization during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program. The impact of the resetting may be mitigated by the resets being spread out over multiple years, and may be further mitigated if mortgage interest rates remain low.

Construction was weak in the first ten months of 2009. Residential building permits were issued at a very low level. The value of private nonresidential permits fell 46 percent and public works construction fell 28 percent.

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Made-in-California exports were down 17 percent in 2009. The decline was widely spread across countries, reflecting the global nature of the economic downturn. Large declines in technology, transportation, and machinery exports were instrumental in the decline.

State Financial Pressure

Since the start of 2008, the State has been experiencing the most significant economic downturn and financial pressure since the Great Depression of the 1930s. The State, as the rest of the nation, experienced a severe economic recession that began in the first quarter of 2008 and ended at some point in the second half of 2009. Personal income fell in the State in the fourth quarter of 2008 and in the first two quarters of 2009. As a result of continuing weakness in the State economy as of March 2010, State tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls. The 1.8 percent revenue decline in the first quarter of 2009 was the biggest decline since 1993, but the fall in the second quarter of 2009 was considerably smaller. Personal income increased slightly in the third quarter of 2009.

Taxable sales fell sharply in the first half of 2009 before increasing moderately in the second half of 2009. The total assessed valuation of property in the State was lower in fiscal year 2009-10 than it was in fiscal year 2008-09. This was the first year-to-year decline in the statewide total since the State began keeping records in 1933. The State’s unemployment rate increased from 6.1 percent at the start of 2008 to 12.5 percent in January 2010.

The sharp drop in revenues over fiscal years 2008-09 and 2009-10 also resulted in a significant depletion of cash resources to pay the State’s obligations. For a period of one month, in February 2009, the State deferred making certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. By July 2009, as new budget gaps were identified and with the failure to adopt corrective actions, the State’s cash resources had dwindled so far that, commencing July 2, 2009, the State Controller began to issue registered warrants (or “IOUs”) for certain lower priority obligations in lieu of warrants (checks) which could be immediately cashed. The registered warrants, the issuance of which did not require the consent of the recipients thereof, bore interest. In late August 2009, the State called all $2.6 billion of its outstanding registered warrants for redemption on September 4, 2009. The issuance of State registered warrants in 2009 was only the second time the State had issued State registered warrants since the 1930s. The 2010-11 Governor’s Budget and the State Controller both projected continuing cash pressures in the period March-April 2010, and during fiscal year 2010-11. Legislation enacted during the fiscal emergency special session in early March 2010 was expected to provide the State with authority to defer certain payments so that it would avoid cash flow difficulties in March and April 2010, and would provide deferral authority during the 2010-11 fiscal year. However, absent further corrective action by the Legislature and timely adoption of a fiscal year 2010-11 budget, a significant cash flow shortfall is projected in fiscal year 2010-11, which may require the issuance of registered warrants. The State Controller’s Office has indicated that adoption of the cash deferral legislation will significantly assist cash flow management in the first two months of fiscal year 2010-11, but there can be no assurance that registered warrants will not have to be issued to assure adequate cash resources are available for high priority payments, such as debt service.

As of March 2010, there can be no assurance that the fiscal stress and cash pressures facing the State will not continue or become more difficult, or that continuing declines in State tax receipts or other impacts of the current economic situation will not further materially adversely affect the financial condition of the State. The Department of Finance has projected that multi-billion dollar budget gaps will occur annually through at least fiscal year 2013-14 without further corrective actions. In addition, the State’s pension funds face substantial unfunded actuarial liabilities, and the State has a large unfunded liability for post-employment obligations to retired state workers.

In response to the most severe economic downturn in the United States since the Great Depression, in the budget plan for Fiscal Year 2009-10 adopted on February 20, 2009 as amended by the revisions enacted on July 28, 2009 together with other related budget legislation (the “Amended 2009 Budget Act”), the State

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implemented substantial spending reductions, program eliminations, revenue increases, and other solutions in order to close a $60 billion budget gap over the combined 2008-09 and 2009-10 fiscal years. The State adopted reforms in nearly every area of government to better contain costs in the future. The 2010-11 Governor’s Budget includes further reductions to many programs. If these proposals are adopted, it would bring overall General Fund spending to a level well below what it was a decade ago in fiscal year 1998-99 adjusted for population and inflation growth. The 2010-11 Governor’s Budget provides for additional spending cuts if federal assistance of $6.9 billion is not received.

The State is slowly emerging from the recession, but as of March 2010, economic growth is very modest and the level of unemployment is still very high. Consequently, baseline General Fund revenues in fiscal year 2009-10 (consisting of total revenues adjusted to remove temporary tax law changes and one-time receipts) are projected to fall by more than 20 percent from their peak in fiscal year 2007-08. Major components of the revenue decline are capital gains taxes ($8 billion below peak levels), income tax on wages (about $6 billion below peak levels), tax on other types of income ($7 billion below peak levels), sales taxes ($11 billion below peak levels), corporate taxes ($2 billion below peak levels), and all other taxes (about $1 billion below peak levels). Consumer spending driven by easy credit and growth in home values is also not likely to return to levels prior to 2010 in the foreseeable future. Revenues are also expected to be affected by the expiration of temporary tax increases enacted in fiscal year 2009-10.

Without corrective action, the State has indicated that as of March 2010 it faces an estimated combined budget gap of $19.9 billion through the end of fiscal year 2010-11, comprised of a fiscal year 2009-10 shortfall of $6.6 billion, a fiscal year 2010-11 shortfall of $12.3 billion, and a modest reserve of $1 billion. Various factors have contributed to the increase in the projected fiscal year 2010-11 deficit from the $6.9 billion deficit projected at the time of the Amended 2009 Budget Act. Specifically, as of early 2010, revenue estimates are $3.4 billion lower, federal and State court decisions have reduced previously adopted budget solutions by $4.9 billion, failure to achieve the full amount of previous solutions has contributed $2.3 billion, and population and caseload growth has added $1.4 billion in costs.

The 2010-11 Governor’s Budget proposes a combination of spending reductions, alternative funding, fund shifts and additional federal funds to close the estimated $19.9 billion budget shortfall. The Governor declared a fiscal emergency and called the Legislature into special session in order to close the budget gap as soon as possible. The 2010-11 Governor’s Budget includes solutions for action in the special session that would close $8.9 billion of the budget gap. Delays in the adoption of these proposals until the enactment of the 2010-11 Governor’s Budget would result in the loss of a significant portion of the proposed budgetary solutions and thereby necessitate even deeper cuts in fiscal year 2010-11. As of March 5, 2010, the Legislature had adopted and sent to the Governor legislation intended to reduce the budget gap by about $3.2 billion, and additional budget legislation was still under consideration. On March 8, 2010, the Governor vetoed a portion of the legislation which constituted approximately $2.1 billion of the intended reduction. As of March 9, 2010, the Governor is considering the portion of the legislation addressing the other $1.1 billion in intended reductions.

The pension funds managed by the State’s principal retirement systems, the California Public Employees’ Retirement System and the California State Teachers’ Retirement System, have sustained significant investment losses during the economic downturn and have substantial unfunded liabilities which will require increased contributions from the General Fund in future years. The State also has an unfunded liability relating to retirees’ post-employment health care benefits which is estimated to be $51.8 billion as of June 30, 2009.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

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Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

Proposition 98 and K-14 Funding

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum level of funding (the “Proposition 98 Guarantee”). Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 schools’ funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues based on 1986-87 appropriations. However, this percentage has since been adjusted to approximately 41.2 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes since these changes altered the share of General Fund revenues received by schools. The Proposition 98 Guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in

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any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 Guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor’s concurrence, to suspend the K-14 schools’ minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the maintenance factor is fully repaid.

Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Appropriations Limit to K-14 schools in Test 1 years when additional monies are available. No such transfers were anticipated during fiscal years 2008-09 and 2009-10.

In February 2009, the State adopted a budget package that reduced fiscal year 2008-09 Proposition 98 appropriations by $7.3 billion from the $58.1 billion assumed in the 2008 Budget Act through a combination of payment deferrals ($3.2 billion), fund re-designations ($1.7 billion), and program reductions ($2.4 billion). In comparison to the fiscal year 2008-09 revised Proposition 98 spending level, the Budget Act for the 2009-10 Fiscal Year adopted on February 19, 2009, together with other related budget legislation (the “Initial 2009 Budget Act”) included an additional $4.6 billion to backfill prior-year one-time solutions and $252 million to fund growth adjustments. The fiscal year 2009-10 Proposition 98 appropriation level reflected an additional $702 million in program reductions.

In July 2009, the Legislature adopted and the Governor signed legislation to further reduce Proposition 98 funding levels for both the 2008-09 and 2009-10 fiscal years. As of March 11, 2010, the fiscal year 2008-09 Proposition 98 funding level was established in statute at $49.1 billion. This reflects another $1.6 billion reduction beyond the Initial 2009 Budget Act. Furthermore, as of March 11, 2010, the Amended 2009 Budget Act reduced fiscal year 2009-10 appropriations by $5.6 billion through a combination of payment deferrals ($1.8 billion), program reductions ($2.8 billion), and a technical adjustment related to the failure of Proposition 1C (The Lottery Modernization Act) ($1.1 billion).

In the 2010-11 Governor’s Budget, the Administration proposes to amend the fiscal year 2008-09 Proposition 98 funding level established in statute to reflect actual appropriations for fiscal year 2008-09, reducing Proposition 98 funding from $49.1 billion to $49.0 billion. The proposed fiscal year 2008-09 Proposition 98 funding level is $2.2 billion over the minimum required funding level. For fiscal year 2009-10, the Proposition 98 Guarantee level decreases to $49.9 billion from the $50.4 billion level in the Amended 2009 Budget Act. A portion of this reduction is achieved without any action as the cost of continuously appropriated programs was projected to be lower than estimated at the time of the Amended 2009 Budget Act. The Governor also proposes reducing Proposition 98 funding to this level by reducing appropriations to reflect anticipated actual savings.

The Proposition 98 Guarantee for fiscal year 2010-11 is projected to grow to $50.0 billion and the General Fund share is projected to be $36.1 billion of total Proposition 98 funding. This reflects the revised Test 1 factor of 41.2 percent described above.

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Legislation adopted with the Amended 2009 Budget Act specified a total maintenance factor balance for the 2008-09 fiscal year of $11.2 billion, which includes balances from previous fiscal years. This Legislation further clarified that payments of this maintenance factor that are required by Proposition 98 for a particular year be in addition to the Test 2 or the Test 1 level, whichever is higher. This maintenance factor is slated to be repaid commencing in fiscal year 2010-11, in years when per capita General Fund revenue growth exceeds per capita personal income growth. Specifically, the maintenance factor repayment is calculated as half the difference between the percentage increase in per capita General Fund revenue growth and per capita personal income growth multiplied by the General Fund subject to the State Appropriations Limit. In light of the State’s fiscal condition as of March 2010, the Administration proposed to delay commencing repayment of the $11.2 billion maintenance factor from fiscal year 2010-11 until fiscal year 2011-12. Repayment amounts cannot be determined until certain Proposition 98 factors (e.g., per capita personal income and per capita General Fund revenue growth factors) are available. In addition, the Administration proposes to count the $2.2 billion over appropriation of the Proposition 98 Guarantee in fiscal year 2008-09 as payment of the $1.3 billion maintenance factor outstanding at the end of fiscal year 2007-08.

Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. This suspended amount was added to the existing maintenance factor, which was fully paid in fiscal year 2005-06. However, subsequent growth in General Fund revenue increased the estimated fiscal year 2004-05 Proposition 98 Guarantee calculation by an additional $1.6 billion. This additional funding, along with approximately $1.1 billion in fiscal year 2005-06, was the subject of a lawsuit brought by the California Teachers Association (“CTA”), which has been settled. The terms agreed upon consist of retiring this approximately $2.7 billion obligation beginning in fiscal year 2007-08 with a $300 million payment and then in annual payments of $450 million beginning in fiscal year 2008-09 until the full amount is paid. Due to the State’s severe revenue decline, the Amended 2009 Budget Act suspended this payment for the 2009-10 fiscal year. The 2010-11 Governor’s Budget proposes to restart the annual settlement payments by providing $270 million for fiscal year 2009-10 and $180 million for fiscal year 2010-11, a total of $450 million.

The CTA lawsuit settlement was ratified by legislation enacted in September of 2006 (“Chapter 751, Statutes of 2006”). In addition, legislation was approved to refinance the Golden State Tobacco Securitization Corporation’s Series 2003A Bonds, which became effective on January 1, 2007. Of the $1.258 billion in additional funds raised from the refinancing, which was completed on March 14, 2007, the first $900 million offset initial costs of the settlement.

Proposition 98 appropriations for fiscal years 1995-96, 1996-97, 2002-03, and 2003-04 are cumulatively estimated to be $1.4 billion below the amounts required by the Proposition 98 minimum guarantee for those years due to changes in various Proposition 98 factors applicable to those years. Chapter 216, Statutes of 2004, annually appropriates $150 million per year beginning in fiscal year 2006-07, to repay these prior year Proposition 98 obligations. However, Chapter 491, Statutes of 2005, appropriated $16.8 million toward these settle-up obligations during the 2005-06 fiscal year, and explicitly reduced the first Chapter 216 settle-up appropriation from $150 million to $133.2 million for fiscal year 2006-07. Chapter 79, Statutes of 2006, appropriated $133.2 million for the remaining balance of the fiscal year 2006-07 allocation and $150 million for the fiscal year 2007-08 allocation. However, legislation related to the 2008 Budget Act suspended the 2008-09 allocation. As a result, the outstanding settle-up balance as of the 2008 Budget Act was $1.1 billion. The Initial 2009 Budget Act used the $1.1 billion in settle-up monies to pay for school district revenue limit costs in the fiscal year 2008-09 fiscal year. The Amended 2009 Budget Act has further clarified that Proposition 98 appropriations for the 2006-07 fiscal year are $212 million below the amounts required by the Proposition 98 minimum guarantee. The State has indicated that this amount should be appropriated by the Legislature beginning in the 2014-15 fiscal year.

As of March 2010, most Proposition 98 mandates have been deferred, rather than suspended. However, a recent court ruling now requires the State to either fully fund the costs of all education mandates (and not defer

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payment for them) or suspend the operation of those mandates. The annual cost of reimbursing schools for existing mandates would be in the hundreds of millions of dollars. The 2010-11 Governor’s Budget suspends most mandate costs. However, the 2010-11 Governor’s Budget proposes to fund the inter-district and intra-district transfers and California High School Exit Exam mandates.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”), when due.

Capital Facilities Financing

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of monies in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal and interest on the bonds has been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that monies from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are the State’s Economic Recovery Bonds, supported by a special sales tax, and veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans.

General obligation bonds are typically authorized for infrastructure and other capital improvements at the state and local level. Pursuant to the State Constitution, general obligation bonds cannot be used to finance state budget deficits (except as already authorized by Economic Recovery Bonds, as described below).

As of February 1, 2010, the State had outstanding $72,913,199,000 aggregate principal amount of long-term general obligation bonds, of which $63,376,139,000 were payable primarily from the State’s General Fund, and $9,537,060,000 were self-liquidating bonds payable first from other special revenue funds. As of February 1, 2010, there were unused voter authorizations for the future issuance of $48,809,259,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $1,331,210,000 is for general obligation bonds payable first from other revenue sources.

Legislation enacted on November 4, 2009 authorizes submission to the voters at the statewide election on November 2, 2010 of a ballot measure to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California’s water supply systems, drought relief, and groundwater protection. The bill specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on the November 2, 2010 election ballot, but there are no bond measures on the June 8, 2010 ballot.

Variable Rate General Obligation Bonds

General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of February 1, 2010, the State had

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outstanding $5,294,440,000 principal amount of variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds described below), representing about 7.3 percent of the State’s total outstanding general obligation bonds as of that date.

Under state law, except for the Economic Recovery Bonds, the State must pay the principal of any general obligation bonds which are subject to optional or mandatory tender, and which are not remarketed or, if applicable, purchased by financial institutions which provide liquidity support to the State. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds, and it no longer has any auction rate bonds outstanding.

General Obligation Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. As of March 2010, it was the State’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Prior to late 2008, commercial paper notes were used primarily to repay internal loans from the State’s Pooled Money Investment Account (“PMIA”), as a step toward issuance of long-term bonds. However, the internal loan program is no longer being used for general obligation bond programs and all such loans have been repaid from sale of long-term general obligation bonds. Pursuant to the terms of the bank credit agreement in effect as of March 11, 2010, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time. This maximum amount may be increased or decreased in the future. As of February 17, 2010, $1,292,170,000 aggregate principal amount of general obligation commercial paper notes were outstanding, most of which relates back to retirement of PMIA loan expenditures in 2008. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described above under “Variable Rate General Obligation Bonds.”

Bank Arrangements

In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that any variable rate obligations cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors), interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over 2009 market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the variable rate obligation. On occasion the State’s variable rate obligations have not been remarketed resulting in draws on the applicable credit facilities.

During 2009, the State took the following actions regarding its bank credit arrangements: it restructured and extended letter of credit facilities covering $1.7 billion of floating rate general obligation bonds and refunded $200 million with commercial paper notes or long term bonds. It converted standby purchase agreements to letters of credit for $500 million of floating rate Economic Recovery Bonds and extended a letter of credit for $152 million of floating rate Economic Recovery Bonds. The State revised its credit facility supporting its Commercial Paper program, including deletion of one bank from the syndicate, reduction of the size of the credit facility by $500 million, and conversion of the credit facility to a letter of credit. The State indicated that in March 2010 it planned to replace another bank in this group.

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Lease-Purchase Obligations

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency, the California State University, or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. For purposes of this Appendix C, “lease-purchase obligation” or “lease-purchase financing” means principally bonds or certificates of participation for capital facilities where the lease payments providing the security are payable from the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Lease payments in connection with certain of the lease-purchase financings are payable from special funds rather than the General Fund. In addition, legislation enacted in 2008 provides California’s court system with increased fees which would be used to support up to $5 billion of lease revenue bond authority to expand and repair its infrastructure to address significant caseload increases and reduce delays. (Additional legislative authorization is required prior to the issuance of lease revenue bonds for the court system and therefore the $5 billion of lease revenue bond authority is not included within the authorized but unissued authorization set forth below.) The State had $9,345,645,000 General Fund-supported lease-purchase obligations outstanding as of February 1, 2010. The State Public Works Board, which is authorized to sell lease revenue bonds, had $10,446,448,000 authorized and unissued as of February 1, 2010.

Non-Recourse Debt

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $56 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2009.

Build America Bonds

In February 2009, Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (stimulus bill). One provision allows municipal issuers such as the State to issue “Build America Bonds” (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010. This results in a net interest expense lower than what the State would have had to pay for tax-exempt bonds of similar maturity. The subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments for lease revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate.

Starting in April 2009, the State has issued a significant amount of BABs, including $7.89 billion of general obligation bonds and $250 million of lease revenue bonds. The aggregate amount of the subsidy payments to be received from fiscal year 2010-11 through the maturity of these bonds (mostly 20 to 30 years) is approximately $5.6 billion for the general obligation BABs and $170 million for the lease revenue BABs. The State has indicated that it expects to issue additional BABs during calendar year 2010. The Obama Administration has proposed making the BABs program permanent, although at a lower subsidy rate.

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Future Issuance Plans; General Fund Debt Ratio

Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the current amount of such General Fund-supported debt outstanding to more than $72 billion, while still leaving authorized and unissued about $58 billion of such bonds as of February 1, 2010. In order to address the expenditure needs for these new authorizations, along with those which existed before 2006, the State has increased the volume of issuance of both of these categories of bonds substantially, compared to previous years, starting in fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved.

Disruptions in financial markets and uncertainties about the State’s budget condition caused significant disruptions in the State’s bond issuance program during fiscal year 2008-09. Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009. In March 2009, it issued $6.54 billion of new tax-exempt bonds, the largest new money general obligation bond issue in the State’s history (excluding Economic Recovery Bonds). A few weeks later, the State took advantage of the new federal rules to issue $6.86 billion of federally taxable general obligations bonds, of which $5.3 billion were BABs. A significant part of the over $13 billion of bonds issued in the spring of 2009 was used to retire internal borrowings used to fund construction projects, which had built up because of the long hiatus in bond issuance. An additional $6.546 billion of tax exempt and taxable general obligation bonds ($2.66 billion BABs) were issued in the fall of 2009, together with $1.549 billion of lease revenue bonds ($250 million BABs).

The combination of unusual circumstances resulted in public offerings of a record $19.7 billion of general obligation bonds during calendar year 2009. The scale of issuance was expected to be much lower in calendar year 2010. The 2010-11 Governor’s Budget projects issuance of about $13.2 billion of general obligation and lease revenue bonds in that fiscal year. These are preliminary estimates, and the actual amount of bonds sold for the balance of fiscal year 2009-10 and in fiscal year 2010-11 will depend on many factors, including more detailed review of program needs, budget priorities and market conditions.

Based on Department of Finance projections of program expenditure needs, without taking into account any future authorizations which may occur, as of March 2010, the State Treasurer has estimated that the aggregate amount of outstanding debt supported by the General Fund, including general obligation, lease revenue, and Proposition 1A bonds, based on voter and legislative authorizations as of March 11, 2010 is estimated to peak at approximately $110.1 billion by fiscal year 2015-16, compared to the total outstanding amount as of March 11, 2010 of about $74.6 billion. The annual debt service cost on this amount of debt is estimated by the State Treasurer to increase to approximately $9.76 billion in fiscal year 2012-13, compared to about $6.09 billion budgeted in fiscal year 2009-10. The projected amounts for fiscal year 2010-11 through 2011-12 include the interest, and for fiscal year 2012-13, the interest and principal, payable on the $1.90 billion of bonds issued in connection with Proposition 1A of 2004. After fiscal year 2012-13, projected peak debt service is $9.95 billion in fiscal year 2019-20. (These estimates do not include Economic Recovery Bonds, described below, or veterans general obligation bonds supported by mortgage repayments from housing loans made to military veterans, nor do they take into account potential benefits from future refunding opportunities.)

In light of the substantial drop in General Fund revenues since fiscal year 2007-08 and the projections of substantial new bond sales in the future, the ratio of debt service on general obligation, lease revenue, and the Proposition 1A bonds supported by the General Fund, to annual General Fund revenues and transfers (the “General Fund Debt Ratio”) can be expected to increase significantly in future years. Based on the revised estimates contained in the 2010-11 Governor’s Budget, in fiscal year 2009-10, the General Fund Debt Ratio is

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estimated to equal approximately 6.91 percent based on the assumed debt issuance referred to in the preceding paragraph, and the assumed growth in General Fund revenues and transfers contained in the 2010-11 Governor’s Budget. Through fiscal year 2013-14, the State’s General Fund Debt Ratio is projected to peak at 10.47 percent in fiscal year 2012-13, the year in which the Proposition 1A bonds mature. In the fiscal year following the maturity of the Proposition 1A bonds, fiscal year 2013-14, the State’s General Fund Debt Ratio is projected to decline to 9.34 percent. The State’s General Fund Debt Ratio after fiscal year 2013-14 will depend on the State’s future General Fund revenues which will in turn depend on a variety of factors including but not limited to economic, population and inflation growth. Based on the State’s March 2010 debt issuance projections and an assumed combined average annual General Fund revenue growth rate of between 2 percent and 5 percent, the State’s General Fund Debt Ratio in fiscal year 2019-20 is projected to range from 7.46 percent to 8.90 percent. The General Fund Debt Ratio is calculated based on actual gross debt service, without adjusting for receipts from the U.S Treasury for the State’s March 2010 outstanding general obligation and lease revenue BABs, and an assumed interest rate of 6.25 percent and 6.75 percent for future issuances of general obligation and lease revenue bonds, respectively. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

In May and June 2004, the State issued $10.896 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion. In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the State issued approximately $3.179 billion of additional ERBs on February 14, 2008, generating net proceeds of $3.313 billion which were transferred to the General Fund. No further ERBs can be issued under Proposition 57, except for refunding bonds which may be issued in the future. (The Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

Because of the sharp reduction in taxable sales as a result of the recent economic recession, the Special Sales Tax Revenues (“SSTRs”) collected from the one-quarter cent tax dedicated to repayment of the ERB debt decreased to a level which did not provide adequate coverage above the required debt service amounts for the 2004 and 2008 ERBs. This resulted in downgrades of the ratings of the ERBs and would have required debt service to be paid from reserve funds for at least some period of time. In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.435 billion ERB refunding bonds on November 5, 2009. The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times. The ratings for all ERBs have been raised to levels above the State’s general obligation bond ratings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account (“BSA”) created under the Balanced Budget Amendment

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(“Proposition 58”). As of December 31, 2009, funds from these sources have been used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-06 through 2008-09, including $1.495 billion which was transferred from the BSA in fiscal year 2006-07 ($472 million) and fiscal year 2007-08 ($1.023 billion). The State reported that approximately $122 million of surplus tax revenues is expected to be used to retire ERBs in early 2010.

The Governor suspended both the fiscal years 2008-09 and 2009-10 BSA transfers due to the condition of the General Fund, and the 2010-11 Governor’s Budget assumes another suspension for that year.

Tobacco Settlement Revenue Bonds

In 1998, the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). In 2004, two of the four original PMs merged. Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are to be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of the participating manufacturers’ payments for decreases in cigarette shipment volumes by the settling participating manufacturers, payments owed to certain “Previously Settled States” and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

State law enacted in 2002 (the “Tobacco Securitization Law”), authorized the establishment of a special purpose trust to purchase those assets. The statute also authorized that entity to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Two separate sales of these assets in 2003 financed with revenue bonds (the “2003 Bonds”) produced about $4.75 billion in proceeds which were transferred to the General Fund. Additional legislation in 2003 amended the Tobacco Securitization Law to require the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested General Fund appropriation.

In August 2005 and March 2007, the State completed refundings of all of the original 2003 Bonds. As of March 11, 2010, the back-up State guaranty, subject to appropriation, applied to $3.14 billion of refunding bonds. These refundings generated additional proceeds of approximately $1.783 billion which were used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the fiscal year 2004-05 suspension of the Proposition 98 Guarantee and (ii) for other purposes, such as funding capital projects. Some of these monies were used for General Fund expenses in 2007-08.

Under the MSA, the Independent Auditor calculates each year whether in a given calendar year the PMs have lost more than 2 percent of the market share they held in 1997 to the non-participating manufacturers (“NPMs”) and, if so, a nationally recognized firm of economic consultants determines whether the MSA was a significant factor that contributed to the loss in market share. If the nationally recognized economic consultants confirm the MSA was a significant factor, the PMs are then authorized to withhold up to three times the percentage of the market share loss above the 2 percent threshold for the specified calendar year payment.

The PMs made this assertion of market share loss in 2005, 2006, and 2007 for the calendar years 2003, 2004, and 2005 payments, respectively. Each assertion was confirmed and the PMs were authorized to withhold the specified amount from that year’s scheduled payment. In April 2008, the PMs made this assertion for the 2006 calendar year, and a final decision in favor of the PMs was issued at the end of March 2009. In 2006, 2007 and 2008, two of the three original PMs deposited their respective shares of the 2003, 2004 and 2005 NPM

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adjustments into the disputed payments account, and such funds were not disbursed to the states with the PMs’ annual payments for those years. As a result, the tobacco settlement revenues due to the State in April 2006 were reduced by $50.9 million, in April 2007 by $44 million, in April 2008 by $33.9 million, and in April 2009 by $32.8 million (which represented receipts from 2005, 2006, 2007 and 2008, respectively). Nevertheless, the amount of tobacco settlement revenues received in 2006, 2007, 2008 and 2009 was in excess of the required debt service payments. In February 2009, the 2005 NPM adjustment was released from the disputed payments account to the states as part of an agreement reached by the states and the PMs relating to a multi-state arbitration for the 2003 NPM adjustment rather than one for each state.

The State Attorney General is working, in tandem with the other states’ Attorneys General, under the terms of the MSA, to compel the PMs to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the NPMs, as required in the MSA.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and the State has indicated that neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the Series 2005A Bonds, the State covenanted to request the Legislature for a General Fund appropriation in the event tobacco settlement revenues fall short. Through March 11, 2010, tobacco settlement revenues have been sufficient to pay debt service with respect to the tobacco settlement revenue bonds, and therefore the State’s covenant to request an appropriation has never been invoked.

Flood Litigation Settlement

In 2005 the State settled a lawsuit arising from liability for past flood damages through a stipulated judgment in the amount of $428 million, which provided for the State to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The Legislature has included the required annual installment in each budget act since the settlement was approved. This matter is not treated as a “debt” of the State for any legal or constitutional purposes.

Obligations in Connection with Proposition 1A of 2004

The Amended 2009 Budget Act provides for state borrowing, pursuant to Proposition 1A of 2004, of approximately $1.998 billion of local property tax revenues. In accordance with Proposition 1A of 2004, the State is required to repay such revenues no later than June 2013.

Legislation implementing the borrowing in the Amended 2009 Budget Act provided authority to local governments to sell their right to receive the state repayment to a joint powers authority (“JPA”), which would issue bonds backed by the State’s repayment obligation. The repayment obligation includes interest and issuance costs for the JPA bonds.

On November 19, 2009, the California Statewide Communities Development Authority, a JPA, issued $1,895,000,000 of bonds which are secured by the State’s obligation to make these payments to about 1,300 local governments, representing about 95 percent of the State’s total borrowing from local governments. The 2010-11 Governor’s Budget includes $90.8 million General Fund monies for the interest payments that are expected to be incurred in that fiscal year. In accordance with the authorizing legislation, these bonds are expected to be repaid by June 15, 2013. In addition, for the obligations to entities not participating in the JPA bond program (which are $103 million in principal amount), the Director of Finance has set an interest rate of two percent per annum.

Cash Flow Borrowings and Cash Management

The majority of the State’s General Fund revenues are received in the latter part of the fiscal year. Expenditures from the General Fund occur more evenly throughout the fiscal year. The State’s cash flow

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management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets. External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued. RANs have been issued in 22 of the last 23 fiscal years and have always been paid at maturity. The State also is authorized under certain circumstances to issue RAWs that are payable in the succeeding fiscal year. The State issued RAWs to bridge short-term cash flow shortages in 1992, 1993, 1994, 2002 and 2003.

RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) reimburse local governments for certain reductions in ad valorem property taxes (as required by Section 25.5 of Article XIII of the State Constitution), or make required payments for borrowings secured by such repayment obligation; (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) pay state employees’ wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, lease payments to support lease revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with state warrants that can be cashed immediately.

The State has employed additional cash management measures during some fiscal years; all of the following techniques were used during fiscal year 2008-09 and, as of March 11, 2010, to that point during fiscal year 2009-10:

•	The State Controller has delayed certain types of disbursements from the General Fund.

•	Legislation has been enacted during the fiscal year increasing the State’s internal borrowing capability, and the State has increased the General Fund’s internal borrowings.

•	Legislation has been enacted deferring some of the State’s disbursements until later in the fiscal year, when more cash receipts are expected, or into the succeeding fiscal year.

In addition, as noted below, the State issued registered warrants in July and August 2009 because of insufficient cash resources.

Internal Borrowing. As of March 11, 2010, the General Fund is authorized by law to borrow from more than 700 of the State’s approximately 1,300 other funds in the State Treasury (the “Special Funds”). Total borrowing from Special Funds must be approved by the PMIB. The Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The Legislature may from time to time adopt legislation establishing additional authority to borrow from Special Funds. The State has historically made extensive use of its internal borrowing capability to provide cash resources to the General Fund.

One fund from which monies may be borrowed to provide additional cash resources to the General Fund is the BSA, a reserve fund established in 2004 by Proposition 58. However, during fiscal year 2009-10, there have been no funds available in the BSA. The State also may transfer funds into the General Fund from the State’s Special Fund for Economic Uncertainties, which is not a Special Fund.

External Borrowing. As noted above, issuance of RANs is a normal part of the State’s annual cash flow management program. On September 29, 2009, the State issued $8.8 billion of RANs, which are scheduled to mature in May and June 2010. Cash flow projections released with the 2010-11 Governor’s Budget show adequate available revenues and internal borrowable resources to repay these RANs on their maturity dates.

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Payment Deferrals. From time to time, the Legislature changes by statute the due date for various payments, including those owed to public schools, universities and local governments, until a later date in the fiscal year, or even into the following fiscal year, in order to more closely align the State’s revenues with its expenditures. This technique has been used several times through the enactment of budget bills in fiscal year 2008-09 and 2009-10. Some of these statutory deferrals were made permanent, and others were implemented only for one fiscal year. One effect of these deferrals has been to reduce the State’s need for external borrowing to bridge its cash flow deficit during the fiscal year.

In addition, State law gives the State Controller some flexibility as to how quickly the State must pay its bills. For instance, income tax refunds for personal income taxes are not legally due until 45 days after the return filing deadline, which is normally April 15. Accordingly, while the State has typically paid tax refunds as returns are filed, it can conserve cash by withholding refund payments until after the April 15 due date. Payments to vendors generally must be made within 45 days of receipt of an invoice. The State may delay payment until the end of this period, or it may even choose to make these payments later and pay interest. These delays are only used if the State Controller foresees a relatively short-term cash flow shortage. Such an instance occurred in February 2009, when the State Controller delayed making about $2.9 billion of tax refunds, and another $1.3 billion of vendor and other payments. Enactment of budget solutions in February 2009 allowed all the delayed payments to be made up in March 2009.

On March 1, 2010 the Governor signed a bill to provide additional cash management flexibility to State fiscal officials (Chapter 1, Statutes of 2009-10 Eighth Extraordinary Session, the “cash management bill”). The cash management bill authorizes the Controller to delay making payments during March 2010 totaling about $1.1 billion for several programs, including higher education, trial court operations (but not payroll) and contribution to the State Teachers’ Retirement System (“STRS”). As of March 11, 2010, all such deferrals were to be repaid between April 15 and May 1, 2010.

The cash management bill also authorizes deferral of certain payments during fiscal year 2010-11 for K-12 schools (not to exceed $2.5 billion in the aggregate at any one time), SSI/SSP reimbursements to the federal government, certain local government social services, transportation payments and Proposition 63 mental health payments (not to exceed $1 billion in the aggregate at one time), higher education, STRS payment modifications and trial operations (not including payroll). Many of these deferrals may be made in July 2010, October 2010 and March 2011, not to exceed 60, 90 and 60 days, respectively. However, depending on actual cash flow conditions at the time, the Controller, Treasurer and Director of Finance may either accelerate or delay the deferrals up to 30 days, or reduce the amounts deferred. In total, the Department of Finance estimates these deferrals will improve the State’s cash position by up to $5.3 billion in certain months, thereby reducing the need for external cash management borrowing or other measures. Certain small cities and counties, community college districts and school districts that can demonstrate hardship, will not be subject to these deferrals. The cash management bill expressly provides that no deferrals may affect state payroll or payments of debt service on state bonds, lease rental payments which support revenue bonds, or certain other payments which are used to support debt service.

SOURCES OF TAX AND OTHER REVENUE

The following is a summary of the State’s major tax revenues and tax laws. In fiscal year 2008-09, approximately 90 percent of the State’s General Fund revenues and transfers were derived from personal income taxes, corporation taxes, and sales and use taxes.

Amended 2009 Budget Act Tax—New Revenues

The Amended 2009 Budget Act included several major changes in General Fund revenues described below. The Amended 2009 Budget Act did not include any additional tax increases over those provided for pursuant to the Initial 2009 Budget Act, though it did include certain tax law changes intended to increase tax compliance and accelerate some revenues that were not in the Initial 2009 Budget Act.

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As part of the Initial 2009 Budget Act passed in February 2009, the following tax and fee increases were adopted:

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Temporary Sales Tax Increase: Effective April 1, 2009, the General Fund sales and use tax rate was temporarily increased by 1 cent, from 5 percent to 6 percent. This tax increase is to be in effect through June 30, 2011. As of the 2010-11 Governor’s Budget, this tax law change is expected to generate additional sales tax revenues of $4.192 billion in fiscal year 2009-10 and $4.456 billion in fiscal year 2010-11 for the General Fund.

•

Vehicle License Fees: Effective May 19, 2009, vehicle license fees were temporarily increased from 0.65 percent to 1.15 percent with 0.35 percent going to the General Fund and 0.15 percent going to the Local Safety and Protection Account for local law enforcement grant programs previously funded from the General Fund. Vehicle license fees apply to the value of the vehicle (initially its market value and then subject to a standard depreciation schedule). This increase is scheduled to remain in effect through June 30, 2011. As of the 2010-11 Governor’s Budget, this law change is expected to generate additional revenues of approximately $1.386 billion in fiscal year 2009-10 and 1.472 billion in fiscal year 2010-11.

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Personal Income Tax Surcharge: The Initial 2009 Budget Act provided for a temporary addition of 0.25 percent to each personal income tax rate for tax years 2009 and 2010. As of the 2010-11 Governor’s Budget, this change is expected to generate approximately $2.728 billion of additional General Fund revenues in fiscal year 2009-10 and $1.072 billion in fiscal year 2010-11.

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Dependent Exemption Credit Reduction: The Initial 2009 Budget Act included a temporary reduction in the Personal Income Tax exemption credit for dependents to the amount provided for the personal credit for tax years 2009 and 2010 from $309 to $99 (tax year 2008 values). As of the 2010-11 Governor’s Budget, this change is expected to generate approximately $1.423 billion of additional General Fund revenues in fiscal year 2009-10 and $702 million in fiscal year 2010-11.

The Amended 2009 Budget Act, passed in July 2009, included tax law changes affecting the General Fund as described below.

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Non-Retailer Registration for Use Tax: Under prior law, non-retailers—those who do not sell tangible personal property—are not required to register with the Board of Equalization (“BOE”). This law change will require non-retailers that hold a business license and have at least $100,000 in gross receipts to register with the BOE and submit a return that details purchases made during the year that were subject to the use tax yet for which no use tax was paid. This law change is expected to increase General Fund sales and use tax revenue by $26 million in fiscal year 2009-10 and $123 million in fiscal year 2010-11, with increasing amounts thereafter.

•

Accelerate Estimated Tax Payments: Under prior law, individuals and corporations are required to pay 30 percent each with the first two estimated payments, and 20 percent each for the last two estimated payments. Under this law change, beginning with the 2010 tax year, the first quarter estimated payment percentage will remain at 30 percent, the second quarter will increase to 40 percent, the third estimated payment will be eliminated, and the fourth quarter estimated payment will increase from 20 percent to 30 percent. As of the 2010-11 Governor’s Budget, this law change is expected to accelerate $784 million into fiscal year 2009-10 ($549 million in personal income tax receipts and $235 million in corporate tax receipts) and $84 million in fiscal year 2010-11 ($59 million in personal income tax receipts and $25 million in corporate tax receipts).

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Accelerate Wage Withholding: This tax law change increased wage withholding rates by 10 percent and, as of the 2010-11 Governor’s Budget, is expected to accelerate $1.6 billion of personal income tax receipts into fiscal year 2009-10.

•	Require Backup Withholding: Under current federal law gambling winnings reported on Internal Revenue Service (“IRS”) Form W2G and payments made by banks and businesses reported on various

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IRS 1099 forms may be subject to backup withholding on those payments. Payments reported on IRS 1099 forms include payments to independent contractors, rents, commissions, and royalty payments. This law change will conform state law to federal law by requiring a withholding rate of 7 percent for state purposes whenever it is required for federal purposes. This law change is expected to increase personal income tax revenues by $32 million in 2009-10.

State Office Building Sales Program. Pursuant to legislation enacted in 2009, the Department of General Services has solicited proposals for the disposition of 11 state office properties through a sale, lease, or a sale with an option to lease back. If successfully implemented, the sale of these state office buildings could generate one-time revenues of approximately $600 million over three fiscal years, starting in fiscal year 2010-11.

The 2010-11 Governor’s Budget includes the following major General Fund revenue proposal:

The State General Fund portion of sales tax on motor vehicle gasoline fuel is proposed to be eliminated beginning July 1, 2010. Under law current as of March 11, 2010, this rate is temporarily set at 6 percent in fiscal year 2010-11 and is scheduled to return to 5 percent in fiscal year 2011-12. Also, the 4.75-percent sales tax rate on diesel fuel is proposed to be eliminated beginning on July 1, 2010, with the entire State General Fund portion eliminated beginning on July 1, 2011. This is expected to result in a total reduction of an estimated $2.844 billion in sales taxes in fiscal year 2010-11, of which $1.573 billion is expected to be General Fund revenue. An estimated $1.868 billion of excise taxes on fuels is expected to be raised by increasing the per-gallon rate from 18 cents to 28.8 cents to replace funding on highways and roads funded as of March 11, 2010 from the sales tax on gasoline and to provide funding to offset highway bond debt service. This results in a net reduction of $976 million, or nearly 6 cents per gallon at the pump.

The sections below captioned “Sales and Use Tax “ and “Corporation Tax “ include descriptions of several pending lawsuits relating to various taxes. The 2010-11 Governor’s Budget does not include any funds to offset a negative outcome in any of these pending matters.

Sources of Tax Revenue

Personal Income Tax

The California personal income tax, which accounted for 52.4 percent of General Fund revenues and transfers in fiscal year 2008-09, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 percent to 9.3 percent. (For tax years 2009 and 2010, the rates will range from 1.25 percent to 9.55 percent.) The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 48 percent of the total personal income tax in tax year 2007.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxable income over $1 million in addition to the 9.3 percent rate (9.55 percent for tax years 2009 and 2010). The surcharge became effective on January 1, 2005. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for as much as 14.8 percent and as little as 4.5 percent of General Fund revenues over the past ten years. The 2010-11 Governor’s Budget assumes that capital gains will account for 4.3 percent of General Fund revenues and transfers in fiscal year 2009-10 and 6 percent in 2010-11.

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Sales and Use Tax

The sales and use tax (referred to herein as the “sales tax”), which accounted for 28.7 percent of General Fund revenues and transfers in fiscal year 2008-09, is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of January 1, 2010, the breakdown of the base state and local sales tax rate of 8.25 percent was as follows:

•	6 percent imposed as a State General Fund tax (this tax rate is scheduled to return to 5 percent on July 1, 2011);

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s ERBs (the “special sales tax”).

Existing law provides that 0.25 percent of the base state and local sales tax rate may be suspended in any calendar year upon certification by the Director of Finance, by November 1 in the prior year, that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent special sales tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent special sales tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2010.

Existing law provides that the special sales tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all ERBs and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all ERBs and related obligations to final maturity. At such time, the special sales tax will terminate and the city and county portion of taxes under the uniform local sales and use tax will be automatically increased by 0.25 percent.

Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election (“Proposition 1A of 2004”), amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

Following a 2008 appellate court decision that the BOE improperly collected, through two Dell entities, sales and use tax on optional service contracts that were sold with computers, the State expects a judgment

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requiring the BOE to refund the tax with interest. Plaintiffs estimate that the refund amounts could be over $250 million payable from the General Fund. As of March 11, 2010, identification and notification of consumers affected by the decision and thus due a refund is unresolved. The State has indicated that BOE expects that the refunds will likely occur no earlier than the 2010-11 fiscal year.

Corporation Tax

The corporation tax accounted for 11.5 percent of General Fund revenues and transfers in fiscal year 2008-09.

Corporation tax revenues are derived from the following taxes:

1.	The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2.	Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3.	The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4.	A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first year of incorporation.

5.	Sub-Chapter S corporations are taxed at 1.5 percent of profits.

6.	Fees paid by limited liability companies (“LLCs”), which account for 2.8 percent of corporation tax revenue, are considered “corporation taxes.” Three separate cases have been filed challenging the constitutionality of the LLC fee. Two have been resolved and one is pending.

In California Taxpayers Association v. Franchise Tax Board, California Taxpayers Association (“Cal-Tax”) challenged the constitutionality of the corporate understatement penalty that was enacted in Chapter 1, Statutes of 2007-08 First Extraordinary Session (SB X1 28, 2008 Budget Act Trailer Bill) and sought an injunction precluding the Franchise Tax Board from enforcing the statute. The trial court ruled for the State and Cal-Tax has appealed. If Cal-Tax prevails in its appeal, there is the potential for a loss of approximately $500 million per year in accelerated revenue beginning in fiscal year 2010-11. However, most of this revenue would be recovered over subsequent years.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and non-admitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits. To provide interim funding for the Healthy Families and Medi-Cal programs, Chapter 157, Statutes of 2009 extends the 2.35-percent gross premiums tax to the Medi-Cal managed care plans in 2009 and 2010.

The Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $406 million spread over several years; the impact is estimated to be $15 million in fiscal year 2008-09, $12 million in fiscal year 2009-10, $200 million in fiscal year 2010-11, and $179 million in fiscal year 2011-12.

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Estate Tax; Other Taxes

The California estate tax is based on the state death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the California estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the California estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with California’s estate tax, unless future federal legislation is enacted to make the provisions permanent.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for 35 percent of all special fund revenues in fiscal year 2008-09. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2008-09, $8.5 billion was derived from the ownership or operation of motor vehicles. About $3.1 billion of this revenue was returned to local governments. The remainder was available for various state programs related to transportation and services to vehicle owners. Vehicle license fees were increased temporarily as part of the Initial 2009 Budget Act.

Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of 87 cents per pack and equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1.	Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2.	Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.	Ten cents of the per-pack tax is allocated to the State’s General Fund.

4.	The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

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American Recovery and Reinvestment Act

Congress enacted the American Recovery and Reinvestment Act (“ARRA”) in February 2009, which provides approximately $787 billion of economic stimulus actions in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide. The stimulus bill provides about $330 billion in aid to states, about $170 billion for federal projects and non-state aid, and about $287 billion of tax relief.

The California Recovery Task Force estimates ARRA will have an $85.4 billion effect in California, including $55.2 billion in state aid and an additional $30.2 billion in tax relief. The Recovery Task Force believes that over the 18 month course of ARRA, Californians can expect to see a $19.5 billion investment in health and human services, an $11.8 billion investment in education, a $5.2 billion investment in labor and workforce development, and a $4.7 billion investment in transportation infrastructure.

The 2010-11 Governor’s Budget includes an estimated $6.6 billion of previously approved federal stimulus revenues being available to offset General Fund expenditures in the 2010-11 fiscal year. In addition to these stimulus funds, the 2010-11 Governor’s Budget seeks $6.9 billion of additional funds from the federal government.

STATE EXPENDITURES

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately 10.4 million in Los Angeles County.

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments was changed when Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. (The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.)

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state—local agreement”) in

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connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was backfilled by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments, because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years. This arrangement continues without change in the 2010-11 Governor’s Budget.

Pursuant to statutory changes made in conjunction with the Initial 2009 Budget Act, the VLF rate increased from 0.65 percent to 1.15 percent effective May 19, 2009. Of this 0.50 percent increase, 0.35 percent flows to the General Fund, and 0.15 percent supports various law enforcement programs previously funded by the State General Fund. This increased VLF rate will be effective through the 2010-11 fiscal year.

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A of 2004. Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State may borrow up to 8 percent of local property tax revenues (other than those apportioned to redevelopment agencies), but only if the Governor proclaims such action is necessary due to a severe state fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The borrowed sum must be paid back within three years, with interest. The State may not borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties, or special districts without providing funding to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties, or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expanded the definition of what constitutes a mandate to encompass state action that transfers to cities, counties, and special districts financial responsibility for a required program for which the state previously had partial or complete responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights.

The 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority and created a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated JPA. This JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A of 2004, the State is required to repay the local government borrowing (which in turn is expected to be used to repay the bonds of the JPA) no later than June 30, 2013. The 2010-11 Governor’s Budget includes $90.8 million for the interest payments that are expected to be incurred in that fiscal year to be paid from the General Fund.

The Amended 2009 Budget Act also contains a shift of $1.7 billion in redevelopment agency funds from revenue and reserves in fiscal year 2009-10 and $350 million in fiscal year 2010-11. These revenues are shifted to schools that serve the redevelopment areas. This frees an equal amount of base property tax that is shifted to the Supplemental Education Revenue Augmentation Funds in each county that are established by Proposition 1A of 2004 and used for the same purposes. The enabling legislation allows redevelopment agencies to borrow from parent agencies, and from any available reserves in their Low and Moderate Income Housing Funds.

The California Redevelopment Association, whose membership includes a large number of redevelopment agencies, has filed a lawsuit challenging the $1.7 billion shift described above. The 2008 Budget Act included a shift of $350 million of redevelopment agency moneys. The California Redevelopment Association had also

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challenged that shift, and a trial court held that the legislation providing for the shift was invalid, which prevented the State from shifting the funds for the 2008-09 fiscal year. The State withdrew its appeal of the decision and subsequently enacted legislation that addresses the concerns noted by the trial court. However, the subsequently enacted legislation is being challenged in the current California Redevelopment Association lawsuit. A group of counties has filed a separate lawsuit challenging the shift.

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the state level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State’s trial court system is slated to receive approximately $2.6 billion in state resources in fiscal years 2009-10 and 2010-11, as well as $499 million in resources from the counties in each fiscal year. The 2010-11 Governor’s Budget reflects $314.3 million in General Fund reductions for the trial court system, $17.4 million of which is a one-time reduction. In addition, legislation enacted in 2008 provides California’s court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease revenue bonds. Additional legislative authorization is required prior to the issuance of such lease revenue bonds.

Welfare System

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. Under the California Work Opportunity and Responsibility to Kids (“CalWORKs”) program, counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Welfare System

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the “Law”) fundamentally reformed the nation’s welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children (“AFDC”), an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The TANF block grant formula under the Law is operative through September 30, 2010, as further described below.

Chapter 270, Statutes of 1997, embodies California’s response to the federal welfare systems. Effective January 1, 1998, CalWORKs replaced the former AFDC program and California’s previous welfare program, Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

Caseload under CalWORKs is projected to increase in fiscal year 2010-11. CalWORKs caseload projections are 544,000 cases in fiscal year 2009-10 and 576,000 cases in fiscal year 2010-11. Even with the increase in caseload, this still represents a major decline in caseload from the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs’ inception in January 1998 through fiscal year 2010-11, caseload is projected to decline by over 10 percent.

The federal Deficit Reduction Act of 2005 (“DRA”) included legislation that reauthorized and extended the TANF program until September 30, 2010. The reauthorization legislation modifies countable work activities

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under TANF and applies new federal work participation rates to separate state programs. In addition, because reauthorization legislation effectively eliminates the State’s caseload reduction credit, the bulk of the CalWORKs caseload is subject to 50 percent work participation level requirement beginning in federal fiscal year (“FFY”) 2007.

As of March 11, 2010, current policies are not expected to increase work participation rates enough to meet the federal requirement for at least 50 percent work participation among all families. In August 2009, the State received official notice from the federal government that California failed to meet the work participation rate for FFY 2007, the first year for which the DRA’s changes were effective. However, California’s penalty of approximately $230 million was waived primarily due to the impact of program changes made in the DRA and California’s ability to engage nearly 30,000 families in work activities between FFY 2006 and FFY 2007. The federal government recently notified California that it has not met the FFY 2008 work participation rate requirements, but the federal government has not provided information regarding any associated penalty. As a result of not meeting the work participation rate requirements, California’s required Maintenance of Effort (“MOE”) has increased to 80 percent of FFY 1994 historic expenditures rather than the 75 percent MOE level California is required to meet when work participation rates are achieved. The 2010-11 Governor’s Budget continues to reflect an increase of MOE spending by $179.5 million in fiscal years 2009-10 and 2010-11, to $2.9 billion, to reflect this penalty.

Considerable improvement in work participation rates must be achieved to avoid additional federal penalties, which could cost the State and counties more than $2 billion over a five-year period, beginning in fiscal year 2011-12. Efforts to address improving work participation began during fiscal year 2006-07, and the State is continuing to identify and evaluate additional options that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet federal work requirements in the TANF program. In addition, beginning in fiscal year 2011-12, the following long-term reforms are expected to become effective:

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Restructuring time limits by requiring the adults in families that have received aid for a cumulative 48 months within a 60-month period to “sit out” and not receive aid for 12 months. After 12 months have passed, the adults can receive another 12 months of aid—for a total lifetime maximum of 60 months. Any month in which the adult is in sanction status for not meeting work requirements will now count toward the 60-month cumulative time on aid.

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Requiring all non-exempt recipients who are not meeting work requirements to meet face-to-face twice a year for a review with county employees. If a recipient does not attend the review without good cause, the family’s monthly grant will be reduced by 50 percent.

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Strengthening the sanction process for adults who do not comply with program requirements by removing the adult portion of the grant if the adult refuses to comply within a cumulative total of three months. If, after another three cumulative months, the adult does not comply, the child-only portion of the grant will be reduced by 25 percent. If, after another three cumulative months, the adult does not comply, another 25 percent will be removed from the child-only portion, for a total reduction of 50 percent to the child-only grant. These sanctions will also apply to families that have reached their 60-month cumulative time on aid and are not complying with work participation requirements, provided counties make available to these families necessary child care services.

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Reducing by 25 percent the child-only grant for non-work-eligible adults, unless they meet work participation requirements. Counties may, at their own expense, provide services to enable these adults to meet program participation requirements. If they are successful in meeting program requirements, the child-only grant will continue to be provided at its full value.

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Eliminating the statutory COLA for CalWORKs. This statutory COLA was placed in law in the early 1970s. The COLA has been suspended during many of the years in which the State faced large budget deficits, including the 2010-11 fiscal year.

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Nationwide, ARRA appropriated a combined total of $5 billion for a new TANF Emergency Contingency Fund (“ECF”) for FFYs 2009 and 2010. A state can receive an ECF allocation for (i) caseload increases, (ii) increased expenditures for non-recurrent short term benefits, and/or (iii) increased expenditures for subsidized employment. Through the ECF, a state can be reimbursed for 80 percent of expenditures in FFY 2009 and FFY 2010 that exceed the level of state expenditures in each of these areas in FFY 2007 or FFY 2008, whichever is lower (California uses FFY 2007). The 2010-11 Governor’s Budget assumes an extension of the enhanced funding provided for health and social services programs by ARRA. This would result in a General Fund decrease of $538 million as a result of the federal government continuing the TANF ECF provided to California through fiscal year 2010-11.

The 2010-11 Governor’s Budget also proposes a reduction of $207.2 million from the General Fund expenditures by: (1) reducing monthly grant payments by 15.7 percent to reduce California’s grant level to the average of the ten states with the highest cost of living, (2) reducing the level at which the State reimburses child care providers, and (3) eliminating the Recent Noncitizen Entrants program, which provides CalWORKs benefits to legal immigrants who have been in the United States for less than five years. These proposals would become effective June 1, 2010. The General Fund savings resulting from these proposals would increase to approximately $700 million if the federal government does not extend the TANF ECF ARRA funding described above. Further, if the federal government does not provide the $6.9 billion of additional funding proposed in the 2010-11 Governor’s Budget, the Administration would propose elimination of the CalWORKS program, resulting in General Fund savings of $1.0 billion.

The 2010-11 Governor’s Budget includes total CalWORKs program expenditures of $6.7 billion in state, local, and federal funds. This includes $5.5 billion for CalWORKs program expenditures within the Department of Social Services budget, $103 million in county expenditures, and $1.2 billion in other programs.

Health Programs

Medi-Cal—Medi-Cal, California’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves over one in six Californians. Federal law requires Medi-Cal to provide basic services such as doctor visits, laboratory tests, x-rays, hospital inpatient and outpatient care, hospice, skilled nursing care, and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if states choose to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. A wide range of public and private providers and facilities delivers these services. Providers are reimbursed by the traditional fee-for-service method or by capitated payments from managed care plans. As of March 11, 2010, approximately 3.6 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) were enrolled in managed care plans.

Medi-Cal expenditures are estimated to be $47.3 billion ($10.9 billion from the General Fund) in fiscal year 2009-10 and $38.9 billion ($8.9 billion from the General Fund) in fiscal year 2010-11. There is a net decrease of $2.0 billion in Medi-Cal General Fund expenditures in fiscal year 2010-11, when compared to revised fiscal year 2009-10. This is the net result of:

(a) base cost increases of about $3.4 billion due to the currently scheduled end of ARRA enhanced funding ($1.3 billion), base caseload and cost increases ($0.9 billion), end of certain federal flexibilities ($0.7 billion), removal of the Proposition 1A transfer ($0.6 billion), and other baseline issues, and

(b) savings of $5.4 billion resulting from an anticipated increase in federal funds, various program reductions, and other solutions including the following:

•	Savings due to an increase in California’s base Federal Medical Assistance Percentage to 57 percent.

•	Savings due to continuation of ARRA enhanced federal reimbursement through June 30, 2011.

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•	Savings due to the receipt of past due federal funds and reimbursement for mandated federal expenditures.

•	Savings due to implementation of Medi-Cal cost containment strategies.

•	Savings due to AB 1383 hospital fees available to offset General Fund expenditures for children’s Medi-Cal coverage.

•	Savings due to elimination of full-scope Medi-Cal benefits for certain immigrant populations.

•	Savings due to elimination of the optional Adult Day Health Care benefit.

•	Savings due to deferral of one weekly payment to institutional providers.

•	Savings due to the use of Proposition 99 funds available to offset General Fund costs.

•	Savings attributable to rescinding a statutory rate increase for family planning services.

•	Savings attributable to the expansion of anti-fraud efforts.

Litigation is pending with respect to certain cost reductions implemented by the State.

Average monthly caseload in Medi-Cal is estimated at 7.28 million in fiscal year 2009-10. Caseload is expected to increase in fiscal year 2010-11 by approximately 246,700, or 3.4 percent, to 7.52 million eligible people.

The Family Planning, Access, Care and Treatment (“Family PACT”) Waiver program provides family planning services for low-income Californians. The State accesses over $400 million a year in federal funds for the program. Under this waiver, California receives 90 cents on the dollar. As a result of continuing negotiations with the federal Centers for Medicare and Medicaid Services (“CMS”), the waiver has been operating on a month-to-month waiver extension basis since November 2004. On September 3, 2008, CMS sent the State final terms and conditions requiring California to make certain changes, including the implementation of more restrictive eligibility requirements, or the State would no longer be eligible for the matching federal dollars. On January 14, 2009, CMS sent another letter extending the waiver until March 31, 2009 to allow additional time for negotiation between the State and CMS. On March 31, 2009, CMS granted a six-month waiver extension from April 1 until September 30, 2009. CMS has granted an additional extension through June 2010. Absent any change in law, the program will automatically be funded with General Fund dollars if the federal dollars are no longer available for California.

The 2008 Budget Act required the Department of Health Care Services (“DHCS”) to achieve estimated savings of $323.3 million through unallocated reductions as a result of historical expenditure trends in the program. The savings did not materialize for fiscal year 2008-09. In November 2007, DHCS noted similar concerns while initially reporting achieved savings of $195.2 million of $331 million expected for fiscal year 2007-08. At year end, DHCS did achieve the full $331 million General Fund savings plus an additional $265 million General Fund savings. The Amended 2009 Budget Act assumes that DHCS achieves $323.3 million in savings in fiscal year 2009-10. The Governor’s 2010 budget once again assumes $323.3 million in savings.

On February 17, 2009, President Obama signed ARRA, which enhances California’s Federal Medical Assistance Percentage (“FMAP”) for the Medi-Cal program through December 31, 2010. The measure provides an across-the-board increase in FMAP to all states. Furthermore, states with significant changes in unemployment would be eligible for an additional FMAP increase determined through a formula. California qualified for additional FMAP increase due to its high unemployment rate. California’s FMAP as of March 11, 2010 is 61.59 percent.

The 2010-11 Governor’s Budget proposes that, if the federal government does not provide the $6.9 billion of additional funding proposed in the budget, Medi-Cal eligibility would be reduced to the minimum allowed under current federal law, and most remaining optional benefits would be eliminated ($532 million savings).

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SSI/SSP—The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2010-11 Governor’s Budget proposes $2.7 billion in General Fund expenditures for fiscal year 2010-11, 8.4 percent less than the revised fiscal year 2009-10 funding level of $2.9 billion. The average monthly caseload in this program is estimated to be 1.3 million recipients in fiscal year 2010-11, a 0.9 percent increase over the revised fiscal year 2009-10 projected level.

The 2010-11 Governor’s Budget proposes reductions of $21.8 million in fiscal year 2009-10 and $285.1 million in fiscal year 2010-11 by (i) reducing maximum SSP grants for individuals by $15 per month to the federal minimum (SSP grants for couples are already at the federal minimum) and (ii) eliminating the Cash Assistance Program for Immigrants, which provides state-only benefits to legal immigrants who are not eligible for federal benefits. These proposals would become effective June 1, 2010.

“Trigger” Mechanism in 2010-11 Governor’s Budget—The 2010-11 Governor’s Budget identifies spending reductions related to health and welfare services that are intended to go into effect without further action of the Legislature in the event that the federal government does not provide the $6.9 billion of additional funding proposed in the budget, including elimination of the CalWORKs Program ($1.044 billion); reduction in Medi-Cal eligibility to the minimum allowed under current federal law and elimination of most remaining optional benefits ($532 million); and elimination of the In-Home Supportive Services Program ($495 million). As of March 11, 2010, the most recent federal budget proposal provides for approximately $2.3 billion in federal funding. A recent administrative decision by the federal government is also slated to provide an additional $680 million in federal stimulus funding in the Medi-Cal program.

Department of Corrections and Rehabilitation

California Department of Corrections and Rehabilitation (“CDCR”) Budget The 2010-11 Governor’s Budget includes total operating expenditures of $8.8 billion for CDCR from all funding sources. Of this amount, $8.5 billion comes from the General Fund. This total includes funds for debt service payments, personal services costs, and operating expenses and equipment. The CDCR budget includes funding for over 61,000 personnel years (one personnel year is the full-time equivalent of one employee) at a total cost for salaries and benefits of approximately $6.2 billion. Lease payments and bond insurance costs total $268.7 million, and the remaining funds are budgeted for operating expenses and equipment.

The 2010-11 Governor’s Budget includes reductions for CDCR totaling $1.2 billion and increased federal funds reimbursements of $879.7 million related to the State Criminal Alien Assistance Program. Of these savings, approximately $340 million would require further legislative approval to implement, and would be achieved through sentencing changes that would modify specified nonserious, nonviolent, non-sex offenses to make them year and a day felonies punishable by imprisonment in local jails only and a reduction to the juvenile offender population by restricting the age of jurisdiction to 21. The reductions also include an $811 million reduction to CDCR’s medical budget to reduce the Receiver’s Medical Services Program per-inmate medical costs to a level comparable to other correctional health care programs (as discussed below). As of March 11, 2010, CDCR’s per inmate medical cost is approximately twice that of states with comparably sized inmate populations.

Litigation Concerning Prison Medical Care Services—In April 2001, a class-action lawsuit, now known as Plata v. Schwarzenegger, was filed in federal court contending that the State was in violation of the Eighth and Fourteenth Amendments to the U.S. Constitution by providing inadequate medical care to prison inmates. Three other cases are pending in federal court challenging the adequacy of services to prisoners for mental health care, dental health care, and disability rights. The four cases are coordinated among the courts, but the lead action has been delegated to the Plata court. On June 30, 2005, the Plata court ordered the establishment of a receivership to take control of CDCR’s medical care system due to the State’s delay in successfully implementing the changes

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required by the Stipulated Agreement for Injunctive Relief, entered into as the settlement of the Plata v. Schwarzenegger case. A medical care receiver (“Receiver”) was appointed by the Plata court in February 2006, and given broad authority over CDCR’s medical care program. The Plata court approved the Turnaround Plan of Action on June 16, 2008, but the Legislature did not approve funding for the plan.

Since the Receiver was appointed, he proposed and subsequently revised plans for, among other things, design and construction of health-related facilities and housing for inmates with medical or mental health care needs, and supporting infrastructure and ancillary facilities, at existing state correctional facilities statewide or at other appropriate State owned real property, as well as improvements to health care facilities at existing prison facilities statewide. As of March 11, 2010, CDCR plans to meet the Receiver’s needs through its implementation of the AB 900 Prison Construction Program.

On October 27, 2008, the district court ordered the State to transfer $250 million to the Receiver. The court indicated it would proceed later with additional amounts requested by the Receiver. The State appealed that order and the Ninth Circuit Court of Appeals dismissed the State’s appeal for lack of jurisdiction, stating that the order to pay $250 million was an interim order.

The State’s motion asking the Plata court to terminate the Receiver was denied. The State appealed this denial and a hearing on the appeal was heard in the Ninth Circuit Court of Appeals in September 2009. Pending the outcome of these court proceedings, as of March 11, 2010, the Receiver continues to develop his construction plan.

The 2010-11 Governor’s Budget includes $1.2 billion for the Receiver, which is a decrease of $384 million compared to the Amended 2009 Budget Act. The decrease is primarily due to the $811 million reduction to the Receiver’s Medical Services Program, discussed above. The 2010-11 Governor’s Budget also includes $519 million for the 2009-10 fiscal year for unanticipated operational expenses and for the implementation of the Turnaround Plan of Action.

As the court-appointed Receiver continues to address the delivery of medical services to inmates, additional cost pressures could be placed on the State’s General Fund resources.

Ruling Concerning Prison Overcrowding—On August 4, 2009, a panel of three federal judges issued a ruling related to the class action lawsuits over medical care (Plata) and mental health care (Coleman v. Schwarzenegger). The ruling found that overcrowding is the primary cause of unconstitutional medical and mental health conditions in California’s state prisons. The ruling required the State, within 45 days, to submit a plan to reduce the state prison population to 137.5 percent of the system’s design capacity within two years, a reduction of approximately 46,000 inmates. The State filed a prisoner-release plan with the three-judge panel. On January 12, 2010, the three-judge panel issued its final order, containing the same rulings. The State has appealed the order to the U.S. Supreme Court.

The ruling will not result in the immediate release of any prisoners, only the preparation of a population reduction plan. The fiscal and policy impact of the three-judge panel ruling is therefore unknown at this point, being dependent on the outcome of proposed budget solutions, the pace of currently authorized prison construction, the timing of any future order to implement a population reduction plan, and the outcome of potential legal appeals to such an order.

Prison Construction Program—On May 3, 2007, the Governor signed AB 900 (Chapter 7, Statutes of 2007) (“AB 900”), which provides for a critical expansion of capacity in the State prison system and additional funds for county jails. In addition to construction funding, AB 900 emphasized expanding rehabilitative programs and measuring outcomes through performance goals to reduce the high rate of recidivism among adult offenders.

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The central feature of AB 900 is authorization for issuance of a total of up to $7.4 billion of lease revenue bonds by the State Public Works Board in two phases. Prison Phase I, which may be implemented immediately, authorizes approximately $3.6 billion to finance (i) up to 12,000 new state prison beds to replace temporary housing for inmates in public spaces not designed for such uses, (ii) up to 6,000 re-entry beds for the incarceration of inmates who have served the majority of their terms near the communities into which they will eventually be released, and (iii) facilities to provide medical, dental and mental health treatment or housing for up to 6,000 inmates. Prison Phase II may be implemented after a designated three-member panel certifies that about one-third of the spaces specified in Prison Phase I are under construction and other specified rehabilitative program requirements have been met. Prison Phase II, which must be commenced by January 1, 2014, authorizes up to approximately $2.5 billion for (i) up to an additional 4,000 beds at existing state prisons, (ii) facilities to provide medical, dental and mental health treatment or housing for up to an additional 2,000 inmates, and (iii) up to an additional 10,000 spaces in re-entry housing.

Litigation challenging the constitutionality of the lease revenue bond financing method included in AB 900 was dismissed by the trial court judge and the dismissal was upheld on appeal.

AB 900 also authorizes funding for acquisition, design and construction of county jail facilities, subject to a 25 percent local match and certain designated priorities and standards. Prison Phase I authorizes up to $750 million of lease revenue bonds for county jail facilities, which must be issued by June 30, 2017. Upon certification that certain benchmarks are met for commencement of construction under Prison Phase I and county jails, up to $470 million in additional funds for county jails will be available under Prison Phase II.

Implementation of AB 900 has been delayed for several reasons, including the need to obtain necessary technical corrections to clarify the scope of the legislation. The Legislature passed the necessary technical corrections in February 2009 and the Administration is implementing the construction programs within the constraints of cash available for interim financing.

In addition to authorization for new bonds, AB 900 appropriated $50 million from the General Fund for CDCR to expand rehabilitative programs and $300 million from the General Fund to complete various infrastructure and capacity improvements.

Unemployment Insurance

The Unemployment Insurance (“UI”) program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. To be eligible for benefits, a claimant must be able and available to work, seeking work, and be willing to accept a suitable job. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.

Due to the high rate of unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants. In a report titled “October 2009 Unemployment Insurance (UI) Fund Forecast” (the “October UI Forecast”), the State Employment Development Department projected that, absent changes to the UI Fund financing structure, the UI Fund would have deficits of $7.4 billion at the end of 2009; $18.4 billion at the end of 2010; and $27.3 billion at the end of 2011. The projections in the October UI Forecast were based on an economic outlook and labor projections prepared in June 2009.

Commencing in January 2009, in accordance with federal law, the State began to fund deficits in the UI Fund through a federal loan to support benefit payments. If the loan is repaid within the federal fiscal year in which it is taken, the State does not have to pay interest on the loan. If the State is unable to repay the loan within the same year it is taken, then the State must pay interest on the borrowed funds with State funds (typically with funds from the General Fund). However, ARRA provides that interest will not begin to accrue until January 1, 2011, and repayment to the U.S. Department of Labor would need to occur no later than September 30, 2011.

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Assuming the State does not begin repayment of the loan prior to September 2011, in fiscal year 2011-12 the General Fund would be required to make an interest-only payment of between $600 and $700 million for the period from January 1 through July 1, 2011 (based on an assumed then-outstanding federal loan of $27.3 billion). The amount payable in a given fiscal year after fiscal year 2011-12 (assuming a $27.3 billion outstanding amount and no federal waiver of the interest payment) could be $1.4 billion or more. The actual amount required to be paid will depend on a variety of factors, including the actual amount of the federal loan then outstanding (which in turn will depend on the rate of unemployment, employer contributions to the UI Fund, and any State or federal law changes relating to the funding of the program) and the interest rate imposed by the federal government. As of March 11, 2010, Congress was considering an extension of the interest waiver beyond December 31, 2010.

Pension Trusts

The principal retirement systems in which the State participates are the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). The assets and liabilities of the funds administered by CalPERS and CalSTRS, as well as certain other retirement funds administered by the State, are included in the financial statements of the State as fiduciary funds. The University of California maintains a separate retirement system. Information about this system may be obtained directly from the University of California.

CalPERS

CalPERS administers the Public Employees’ Retirement Fund (“PERF”), which is a multiple employer defined benefit plan. In addition to the State, employer participants, as of June 30, 2009, included 1,458 school districts and 1,568 public agencies. As of June 30, 2009, PERF had 1,134,397 active and inactive program members and 492,513 benefit recipients. The projected payroll for state employees covered by PERF for fiscal year 2009-10 was approximately $16.9 billion.

Contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from employer contributions, including contributions by the State, and employee contributions. State contributions are made from the General Fund, special funds, and non-governmental cost funds.

Employees, except those participating in the non-contributory, second tier plan contribute to PERF based upon required contribution rates. Approximately 6 percent of the employees participate in the second tier plan, and these employees generally receive lower pension benefits.

The State and Schools Actuarial Valuation for the year ended June 30, 2008 uses the Market Value Asset (“MVA”) basis to report the funded status of the system rather than the Actuarial Value of Assets (“AVA”) basis as used in previous years. The State notes that CalPERS is monitoring the funded status of the plan using the market value of assets to ensure that the new rate stabilization methods do not impair the security of benefits. The MVA funded ratios are more volatile than the actuarial funded ratios due to the smoothing effects of the actuarial value. Using the MVA basis in times when returns are profitable gives the perception of a larger funded status. However, a much lower funded status will be shown if the market slows down and returns decline. The AVA is used for rate setting purposes because it maintains some consistency over fluctuating markets through rate smoothing.

The State contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are released in the summer of each calendar year and based on data through June 30 of the preceding fiscal year. The most recent valuation, based on data through June 30, 2008, showed an accrued unfunded liability allocable to state employees of $18.338 billion (AVA basis) and $16.293 billion (MVA basis). The actuarial valuation for PERF was based upon an assumed 7.75 percent investment return. The weighted rates of return experienced by PERF over the past 10 years, five years, and three years (in each case through fiscal year 2007-08) have been 6.5 percent, 10.7 percent, and 8.1 percent, respectively.

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For the six-month period ended December 31, 2009, CalPERS experienced a net investment gain of 12.57 percent.

In November 2009, CalPERS estimated on a preliminary basis that the funded status based on the market value of assets had at that time fallen from 84.9 percent to 55.4 percent with an unfunded actuarial liability of $50.6 billion, based on the market value of assets and assuming a 7.75 percent rate of return. If a more conservative rate of return is assumed, then the unfunded actuarial liability would be significantly increased, and the state contribution level would increase.

Because of the rate stabilization methods adopted by the Board in April 2005 and in August 2009, the impact of current market returns, and in particular, the fiscal year 2008-09 investment loss, on employer rates for the future should be mitigated. When CalPERS sets rates, the actuarial value of assets cannot be more than 120 percent of the market value nor less than 80 percent of the market value. Any asset value changes outside these ranges would result in a greater impact on future employer contribution rates.

The negative 5.1 percent return for fiscal year 2007-08 used up about 13 percent of the 14 percent set aside for the “rainy day” fund. The remaining 1 percent was used in developing employer contribution rates for the 2009-10 fiscal year. It is important to note that, as described in CalPERS Comprehensive Annual Financial Report for the Fiscal Year Ended June 30, 2008, in recent years, the demographic experience of most plans translated to increases in employer rates.

CalPERS’ rate stabilization methods help to mitigate short term increases in the State’s required annual contribution to CalPERS. While this should limit extreme increases in the State’s required annual contribution to CalPERS in the near term, absent extraordinary investment returns (over and above the 7.75 percent assumed by CalPERS), it is expected to result in significantly higher required contributions in future fiscal years. Depending on actual investment returns and other factors, the State’s required annual contribution (which is estimated to be $3.5 billion for fiscal year 2010-11) could increase by 50 percent or more.

Although the investment horizon for pension plans is long term, CalPERS recognizes that investment returns over the short term fluctuate and can lead to volatile employer contribution rates, despite the current smoothing policy in place. Announced in August 2009, CalPERS has implemented an enhancement to their rate stabilization method, which is to utilize a 3-year phase-in of the negative 23 percent fiscal year 2008-09 investment loss.

According to CalPERS, the three-year phase-in of the fiscal year 2008-09 investment loss is achieved by temporarily relaxing the constraints on the smoothed value of assets. Previously, the actuarial value of assets could not be more than 120 percent of the market value nor less than 80 percent of the market value. Under the three-year phase in, assets are treated as follows:

1.	For fiscal year 2011-12, the actuarial value of assets cannot be more than 140 percent of the market value nor less than 60 percent of the market value on June 30, 2009.

2.	For fiscal year 2012-13, the actuarial value of assets cannot be more than 130 percent of the market value nor less than 70 percent of the market value on June 30, 2010.

3.	For fiscal year 2013-14, the actuarial value of assets cannot be more than 120 percent of the market value nor less than 80 percent of the market value on June 30, 2011, a return to the previous values.

Lastly, the asset loss outside of the 80 percent—120 percent range is expected to be isolated, and paid down with a fixed and certain 30-year amortization schedule. By utilizing a fixed and certain 30-year payment schedule, these losses are expected to be paid in full at the end of 30 years, and are expected to be independent of any investment gain/loss experienced by the remaining portfolio as a whole.

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The level of future required contributions depends on a variety of other factors, including future investment portfolio performance, actuarial assumptions and additional potential changes in retirement benefits. There can be no assurance that the required annual contribution to CalPERS will not continue to significantly increase, despite the recent enhancement to rate stabilization methods, and that such increases will not materially adversely affect the financial condition of the State.

CalSTRS

CalSTRS administers the Teachers’ Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (“STRP”). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides retirement, disability and survivor benefits for teachers and certain other employees of the California public school system. STRP is comprised of three programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program, and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members. Actuarial valuations of the DB Program are released in the summer of each calendar year and based on data through June 30 of the preceding fiscal year. As of June 30, 2009, the DB Program had approximately 1,745 contributing employers. As of June 30, 2008, the DB Program had approximately 609,375 active and inactive program members and 223,968 benefit recipients.

The State’s General Fund contributions to the DB Program and the SBMA are established by statute. Previously, the contribution rate to the DB Program was 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The contribution rate to the SBMA is 2.5 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year less $66.4 million in fiscal year 2008-09, $70 million in fiscal year 2009-10, $71 million in fiscal year 2010-11, and $72 million thereafter.

The information relating to CalSTRS does not take into account any potential impact of negative investment returns of CalSTRS since June 30, 2008. CalSTRS has reported that its investment portfolio had a value of about $131.1 billion on January 31 2010, compared to a value of $162.2 billion on June 30, 2008, a loss of about 19 percent.

Each employer contributes 8.25 percent of payroll, while employees contribute 6 percent of pay. The most recent actuarial valuation of the DB Program, based on data through June 30, 2008, showed an actuarial accrued unfunded liability of $22.5 billion. Actuarial valuations as of June 30, 2009 are expected to be available by Summer 2010. The actuarial valuation of the DB Program is based upon an assumed 8 percent investment return. The average net rate of return experienced by the DB Program over the past 10 years and five years (in each case through fiscal year 2007-08) was 11.4 percent and 7.2 percent, respectively.

Other Post-Employment Benefits

The State also provides post-employment health care and dental benefits to its employees and their spouses and dependents, when applicable, and recognizes these costs on a “pay-as-you-go” basis. It is anticipated that these costs will continue to grow in the future.

As of June 30, 2009, approximately 141,900 retirees were enrolled to receive health benefits and 116,400 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the State will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Employees vest for this benefit after serving 10 years with the State. With 10 years of service credit, employees are entitled to 50 percent of the State’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

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It is estimated that the State’s required contribution for health and dental benefits on a “pay-as-you-go” basis will be $2.26 billion by fiscal year 2015-16.

Pursuant to the Governmental Accounting Standard Board Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions (“Statement No. 45”), the State now reports on its liability for post-employment health care as well as other forms of post-employment benefits, such as life insurance, in its annual financial reports.

The long-term costs for other post-employment benefits may negatively affect the State’s financial reports and impact its credit rating if the State does not adequately manage such costs. In May 2008, the Governor released a statement endorsing the recommendations made by the Public Employee Post-Employment Benefits Commission, a group charged with identifying and comparing the advantages and disadvantages of various approaches for unfunded post-employment benefits, and proposing a plan to address unfunded post-employment benefits. Among other steps, the Governor directed the Department of Finance and the Department of Personnel Administration (“DPA”) to research and provide options to allow the State to begin pre-funding other post-employment benefit (“OPEB”) obligations, provided such a plan does not include raising taxes or dipping into the General Fund.

The Department of Finance and DPA identified four options that present opportunities for reducing the State’s current and future actuarial liabilities including the use of lower cost health plan options, active employee contributions to an OPEB trust fund, increasing the vesting period for lifetime health benefits from a graduated schedule at 10 years to 25 years, and a variety of incentives designed to promote longer careers. Implementing the recommended options concurrently could potentially reduce the State’s Actuarial Accrued Liability (“AAL”), which is the present value of future retiree health care costs attributable to employee service earned in prior fiscal years.

On February 9, 2010, the State Controller’s Office released the State’s latest OPEB actuarial valuation report by private actuarial firm Gabriel, Roeder, Smith & Company, tasked with calculating the State’s liability for these benefits. The report was based on a variety of data and economic, demographic and health care trend assumptions described in the report. The actuarial valuation contained in the report covers the cost estimates for existing employees and retirees. The main objective of the report was to estimate the State’s AAL.

The report looked at three different scenarios: (i) continuation of the “pay-as-you-go” policy; (ii) a “full funding” policy under which assets would be set aside to prepay the future obligations, similar to the way in which pension obligations are funded, and (iii) a “partial funding” policy, a hybrid of the two scenarios. According to the actuarial valuation as of June 30, 2009, the current pay-as-you-go funding policy results in an AAL of $51.82 billion, an annual OPEB cost of $3.93 billion, estimated employer contributions of $1.44 billion and an expected net OPEB obligation of $7.18 billion for fiscal 2009-10.

The key factors contributing to the $864 million change in actuarial liabilities from the previous valuation report include:

•	Health care claims grew at a rate lower than the assumed trend rate, resulting in a decrease in actuarial liabilities of approximately $1.03 billion.

•	Demographic experience (more members retiring earlier and living longer than assumed) caused actuarial liabilities to increase by $601 million.

•

Changes in assumptions and methods (updating the aging factors and health care trend rates used to project a member’s average health care claim costs after retirement) increased actuarial liabilities by $1.29 billion.

The valuation depended primarily on the interest discount rate assumption used to develop the present value of future benefits and on the assets available to pay benefits. The discount rate represents the long-term expectation of the earnings on the State’s General Fund, which is invested in short-term securities in the PMIA. The State has indicated that the State Controller’s Office plans to issue an actuarial valuation report annually.

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On October 1, 2009, the Governor signed legislation that provides for prefunding OPEB for California Highway Patrol officers, including cadets, and supervisors, and managers. The contributions for prefunding OPEB were effective July 1, 2009, and are deposited in an account in the California Employers’ Retiree Benefits Trust. Effective July 1, 2012, the State will match the officers’ on-going cumulative contributions.

THE BUDGET PROCESS

Constraints on the Budget Process

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

Recent Constitutional amendments approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 49, approved in 2002, which requires the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental heath services; Proposition 1A of 2004, which limits the Legislature’s power over local revenue sources, and Proposition 1A of 2006, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.

These approved constitutional amendments are described below.

Balanced Budget Amendment (Proposition 58)

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve and restricts certain future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting estimated expenditures from all resources expected to be available, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve BSA be established. The BSA is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.

Proposition 58 also prohibits the use of general obligation bonds, revenue bonds, and certain other forms of borrowing to cover fiscal year end budget deficits. The restriction does not apply to certain other types of

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borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004)

Senate Constitutional Amendment No. 4 (also known as Proposition 1A of 2004), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State is able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approve the borrowing. The amount borrowed is required to be paid back within three years. The State also is not able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expands the definition of what constitutes a mandate on local governments to encompass state action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete financial responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges nor to mandates relating to employee rights.

Proposition 1A of 2004 further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to fiscal year 2004-05 over a term of years. Chapter 72, Statutes of 2005 (AB 138) requires the payment of mandated costs incurred prior to fiscal year 2004-05 to begin in fiscal year 2006-07 and to be paid over a term of 15 years. The 2010-11 Governor’s Budget defers payment of these claims and refinances the balance owed over the remaining payment period. The remaining estimated cost of claims for mandated costs incurred prior to fiscal year 2004-05 is $965.4 million.

The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that is expected to be used to offset State General Fund costs for a variety of court, health, corrections, and K-12 programs. The enabling legislation also created a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated JPA. This JPA sold bonds in an aggregate amount of $1.895 billion in November 2009 to pay the local agencies their property tax allocations when those agencies otherwise would receive the allocations. Pursuant to Proposition 1A of 2004, the State is required to repay the local government borrowing (which in turn is expected to be used to repay the bonds of the JPA) no later than June 30, 2013. The 2010-11 Governor’s Budget includes $90.8 million for the interest payments expected to be incurred in fiscal year 2010-11 to be paid from the General Fund.

After School Education Funding (Proposition 49)

An initiative statute, Proposition 49, called the “After School Education and Safety Program Act of 2002,” was approved by the voters on November 5, 2002, and required the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. The increase was first triggered in fiscal year 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, expenditures can only be reduced in certain low revenue years.

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Mental Health Services (Proposition 63)

On November 2, 2004, the voters approved Proposition 63, the Mental Health Services Act, which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. Proposition 63 also prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04. Additionally, Chapter 20, Statutes of 2009 makes allowable administrative changes to Proposition 63 to streamline and make more efficient administrative processes and to clarify the role of the Mental Health Services Oversight and Accountability Commission. However, the 2010-11 Governor’s Budget includes a proposal to amend the nonsupplantation and maintenance-of-effort requirements of Proposition 63 to allow the use of Proposition 63 funds for portions of the Early and Periodic Screening, Diagnosis, and Treatment Program and the Mental Health Managed Care Program. Implementation of this proposal will require voter approval at a general election.

Transportation Financing (Proposition 1A of 2006)

On November 7, 2006, voters approved Proposition 1A of 2006, which had been placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7, to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 in 2002 permitted the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declared that the transfer would result in a “significant negative fiscal impact” on the General Fund and the Legislature agreed with a two-thirds vote of each house. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. In fiscal year 2003-04, $868 million of the scheduled Proposition 42 transfer was suspended, and in 2004-05 the full transfer of $1.258 billion was suspended. The Proposition 42 transfer was fully funded in fiscal year 2005-06 at $1.359 billion. The 2006 Budget Act fully funded the Proposition 42 transfer at $1.415 billion for fiscal year 2006-07, and also included $1.415 billion ($1.215 billion from the General Fund) for advance repayment of a portion of the fiscal year 2003-04 and fiscal year 2004-05 suspensions. The 2007 Budget Act fully funded the Proposition 42 transfer at $1.439 billion and the required repayment for remaining Proposition 42 debts at $83 million for fiscal year 2007-08. The 2008 Budget Act fully funds the Proposition 42 transfer for fiscal year 2008-09 at $1.320 billion with another $83 million to repay a portion of past suspensions. The Amended 2009 Budget Act fully funds the Proposition 42 transfer in fiscal year 2009-10 at $1.441 billion with another $83 million to repay a portion of past suspensions.

PRIOR FISCAL YEARS’ BUDGETS

Fiscal Years Prior to 2007-08

Following a half decade of strong economic and revenue growth in the late 1990s and into 2000, during fiscal year 2001-02, as the State and national economies fell into a recession and the stock markets dropped significantly, the State experienced an unprecedented drop in revenues compared to the prior year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The State also faced a cash flow crisis during this period which was relieved by the issuance of revenue anticipation warrants in June 2002 and June 2003 and Economic Recovery Bonds in the spring of 2004.

The State’s economy rebounded during the 2004-05, 2005-06 and 2006-07 fiscal years, with the result that General Fund revenues were substantially higher in each year than had been projected at the start of the year. This allowed the budgets in these years to end with substantial positive balances (although the positive balance

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declined from approximately $9.9 billion at the end of fiscal year 2005-06 to approximately $3.5 billion at the end of fiscal year 2006-07). The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowing, fund shifts, and one-time measures such as securitization of tobacco settlement revenues and sale of Economic Recovery Bonds, to produce balanced budgets. The 2005 Budget Act relied much less on one-time measures than the budgets of the immediately preceding years, but did include receipt of $525 million from refinancing of tobacco securitization bonds.

Final estimates relating to the 2006-07 fiscal year, as released in the 2007-08 Governor’s Budget in January 2008, showed that the State experienced more favorable results than were projected at the time the 2006 Budget Act was signed. As a result of revised estimates for years prior to fiscal year 2005-06 and improved economic results which generated increases in tax revenues, the Administration estimated that the fund balance at June 30, 2006 was about $3.487 billion, of which $3.0 billion was in the Special Fund for Economic Uncertainties, compared to the original 2006 Budget Act estimate of $1.6 billion in the Special Fund for Economic Uncertainties.

2007 Budget Act

The 2007 Budget Act was adopted by the Legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget the Governor vetoed $943 million in appropriations from the General Fund, special funds, and bond funds (including $703 million in General Fund appropriations).

The 2007 Budget Act included the largest reserve of any budget act in the State’s history, a total of $4.1 billion. The reserve was made so large because the 2007 Budget Act contained a number of risks. By the time of the 2008-09 Governor’s Budget, released on January 10, 2008, it had become clear that many of these risks had in fact occurred, and that even the planned reserve would not be enough to keep the budget in balance through June 30, 2008. Accordingly, the Governor called a special session of the Legislature which took a series of actions to close the budget gap, and the Governor took certain additional actions not requiring legislative action.

Under the 2007 Budget Act as originally enacted, General Fund revenues and transfers were projected to increase by 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in fiscal year 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion.

2008 Budget Act

After an extended delay, the 2008 Budget Act was adopted by the Legislature on September 16, 2008, along with a number of implementing measures, and signed by the Governor on September 23, 2008. In approving the budget, the Governor vetoed $714 million in appropriations from the General Fund, special funds, and bond funds (including $510 million in General Fund appropriations).

The 2008 Budget Act as originally enacted resolved the $17.3 billion budget deficit (after implementation of the $7.0 billion in actions taken during the February 2008 fiscal emergency special session of the Legislature) identified in the 2008-09 May Revision. It provided a modest reserve of $1.7 billion for fiscal year 2008-09, but projected a deficit of $1.0 billion in fiscal year 2009-10.

Under the 2008 Budget Act as originally enacted, General Fund revenues and transfers were projected to decrease 1.0 percent, from $103.0 billion in fiscal year 2007-08 to $102.0 billion in fiscal year 2008-09. The 2008 Budget Act contained General Fund appropriations of $103.4 billion, compared to $103.3 billion in fiscal year 2007-08. The June 30, 2009 total reserve was projected to be $1.7 billion, a decrease of $1.4 billion or 45 percent compared to the June 30, 2008 reserve. The February 2009 Budget Package made major changes to the 2008 Budget Act.

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The 2008 Budget Act as originally enacted contained the following major General Fund components:

1.	Budget Reform—The State indicated that the Governor’s highest budget priority for fiscal year 2008-09 was to enact reforms in the State’s budget system. In response, the Legislature approved an historic constitutional amendment, to be considered by the people on the next statewide ballot after November 2008. (The February 2009 Budget Package provided for a revised version of budget reform, Proposition 1A of 2009, which was included in the May 19, 2009 special election. The voters rejected this measure.)

2.	Addressing the Deficit—The 2008 Budget Act resolved the $17.3 billion budget deficit for the combined 2007-08 and 2008-09 fiscal years identified in the 2008-09 May Revision (after implementation of the $7.0 billion in actions taken during the February 2008 fiscal emergency special session of the Legislature described below) and provided a modest reserve of $1.7 billion for fiscal year 2008-09 in part via $8.0 billion in expenditure reductions which account for 46 percent of all solutions. As a result of these reductions, this budget intended to hold General Fund spending to virtually no growth in fiscal year 2008-09, $103.4 billion in fiscal year 2008-09 compared to $103.3 billion in fiscal year 2007-08. Additional solutions included $8.4 billion in revenue increases, $700 million in borrowing, and a reduction in the reserve of $306 million. The following were the major elements of the $8.4 billion revenue increase: Corporate Penalty for Understatement of Tax ($1.510 billion), Net Operating Loss Suspension and Carryback ($1.265 billion), Tax Credit Limitation and Usage Modification ($615 million), Limited Liability Corporations Payment Date Change ($360 million), Accelerated Estimated Payments ($1.270 billion), Remove Estimated Payment Option for High Income Taxpayers ($1.035 billion), and Accrual Change ($1.856 billion). The 2008 Budget Act also contained transfers and loans of $855 million to the General Fund from various special funds; savings of $340 million from the delay in enactment of the 2008 Budget Act and an Executive Order by the Governor reducing the use of certain part-time state employees; use of $500 million of sales taxes on gasoline to offset certain General Fund costs associated with transportation activities; and $200 million of certain other one-time budgetary actions. Of the $24.3 billion budget deficit identified in the 2008-09 May Revision, $7.0 billion (including the $3.313 billion issuance of Economic Recovery Bonds) of the deficit was addressed in February 2008 during a fiscal emergency special session.

3.	Cash Flow Management—Under the 2008 Budget Act, the Legislature approved a plan to improve cash management to smooth cash flow imbalances and to reduce the amount of external borrowing the State needed to meet its cash needs in fiscal year 2008-09. To smooth out the cash flow imbalances, certain payments for the following programs were shifted during the year: Education (K-12, excluding Child Development), the University of California, Community Colleges, the Williamson Act, and Citizens’ Option for Public Safety/Juvenile Justice Crime Prevention Act. The plan was intended to reduce the amount of external borrowing by $3 billion to $4 billion in fiscal year 2008-09, and was expected to result in savings of tens of millions of dollars, depending on interest rates and external borrowing issuance timing.

4.	Proposition 98—The Proposition 98 Guarantee for fiscal year 2008-09 was projected to grow to $58.1 billion, which is $1.3 billion above the 2008-09 May Revision. The 2008 Budget Act appropriated $58.1 billion, of which $41.9 billion was from the General Fund and $16.1 billion was from local revenue.

5.	K-12 Education—Total expenditures from all sources for K-12 education programs in fiscal year 2008-09 were projected to be $71.9 billion ($42 billion from the General Fund). This reflected an increase of $3.4 billion over the 2008-09 Governor’s Budget. Total per-pupil expenditures were projected to increase by $110 to $12,152 in fiscal year 2008-09 compared with the fiscal year 2007-08 level, which includes funds provided for prior year settle-up obligations.

6.	Higher Education—The 2008 Budget Act reflected a total funding level of $20.7 billion, including $14.2 billion from General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research) after budget-balancing reductions and other policy reductions. This reflected an increase of $751.3 million (including $386 million from General Fund and Proposition 98 sources) above the revised 2007-08 level.

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7.	Health and Human Services—The 2008 Budget Act included $31 billion from the General Fund for Health and Human Services programs, which was an increase of $1.6 billion from the revised fiscal year 2007-08 estimate. Total funding from all state funds for Health and Human Services programs was $39.4 billion. The major General Fund workload adjustments included the following: (a) an increase of $556.7 million in the CalWORKs program, primarily due to depletion of federal funding that has historically been carried over from year to year; (b) an increase of $187.7 million for health programs and an increase of $52.5 million for human services programs attributable to enrollment, caseload, and population driven changes; (c) an increase of $169.8 million for required managed care rate adjustments; and (d) an increase of $22.4 million for statutorily required COLAs for Skilled Nursing Facilities. The 2008 Budget Act reflected expenditure reductions due to policy adjustments, including (a) $985.8 million from reducing provider payment rates in the Medi-Cal program; (b) $313.3 million for fully suspending the June 2008 and June 2009 state COLAs from the Supplemental SSI/SSP program; (c) $171.9 million from fully suspending the July 2008 COLA for the CalWORKs program; and (d) $22.5 million from placing limitations on the rates managed care plans pay to non-contract hospitals for emergency care services in the Medi-Cal program.

8.	Transportation Funding—The 2008 Budget Act included $1.42 billion to fully fund Proposition 42 in 2008-09. Proposition 1A of 2006 was passed in November 2006 and provides for the repayment of any remaining Proposition 42 debt by the fiscal year 2015-16. Pursuant to Proposition 1A of 2006, the 2008 Budget Act repays $83 million from the fiscal years 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the Governor’s Budget proposed to use the $100 million in tribal gaming compact revenues received in fiscal year 2008-09 until the bonds are sold, to repay past loans made from the State Highway Account and the Traffic Congestion Relief Fund. Proposition 1B was also passed in November 2006, providing $19.9 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2008 Budget Act appropriated $4.7 billion in Proposition 1B funding. The 2008 Budget Act also appropriated $1.5 billion in General Fund relief from sales tax revenues, including revenues from the “spillover” (the amount that gasoline sales tax revenues at the 4.75 percent rate exceed the amount generated from sales tax on all other goods at the 0.25 percent rate). Of this amount, $593 million was redirected from local transit grants through the State Transit Assistance program to reimburse the General Fund for its Home-to-School Transportation and State special schools costs out of the Public Transportation Account. Additionally, the remaining $939 million was redirected from both local transit grants and State capital projects to reimburse the General Fund for debt service payments made on transportation bonds in past years.

9.	Budget Stabilization Account—Under normal circumstances, the State would set aside $1.509 billion for fiscal year 2008-09 in the BSA for rainy day purposes. Given the $24.3 billion budget deficit, the 2008 Budget Act suspended this transfer to the BSA for the 2008-09 fiscal year.

10.	Modernization and Securitization of the California Lottery—The 2008 Budget Act included legislation (which was further modified in the February 2009 Budget Package) to modernize and permit securitization of revenues from the State Lottery, but this proposal was rejected by the voters on May 19, 2009.

Fiscal Year 2008-09 Revised Estimates in the Amended 2009 Budget Act

Since the enactment of the 2008 Budget Act, economic conditions in the State worsened considerably from projections. The 2009-10 Governor’s Budget projected that the State would end fiscal year 2008-09 with no reserve, compared to the original estimate of $1.7 billion at the time of the 2008 Budget Act. Subsequent projections prepared in connection with the Initial 2009 Budget Act estimated a total reserve deficit on June 30, 2009 of $3.4 billion, down $5.1 billion from the 2008 Budget Act estimate.

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Given the dramatic decline in General Fund revenues and the emergence of a $41.6 billion combined current and budget year General Fund gap, the Governor called three special sessions of the Legislature on November 6, December 1, and December 19, 2008 to take actions on various budget items in order to reduce expenditures in fiscal year 2008-09 and address the State’s cash shortage. The Legislature passed on February 19, 2009 and the Governor signed on February 20, 2009 the Initial 2009 Budget Act that addressed the combined deficit of $41.6 billion in fiscal years 2008-09 and 2009-10.

As the recession deepened throughout the spring, revenues continued to erode and the budget had again fallen out of balance. On July 1, 2009, the Governor declared a fiscal emergency and called a special session of the Legislature to solve the new $24.3 billion deficit. The Legislature passed on July 24, 2009 and the Governor signed on July 28, 2009 the Amended 2009 Budget Act.

The prior year’s resources available balance in the Amended 2009 Budget Act reflected a net increase of $72 million for fiscal year 2008-09 since the 2008 Budget Act. This balance was primarily made up of the following components:

•	$807.3 million net increase in revenues in fiscal years 2007-08 and 2008-09;

•	$397.6 million increase in Proposition 98 expenditures in fiscal year 2007-08;

•	$1.580 billion increase in prior year Proposition 98 settle-up payments;

•	$1.209 billion decrease in non-Proposition 98 expenditures; and

•	$33.4 million increase to beginning balance for fiscal year 2006-07 and prior adjustments.

As of the adoption of the Amended 2009 Budget Act, General Fund revenues and transfers for fiscal year 2008-09 were projected at a revised $84.1 billion, a decrease of $17.9 billion compared with 2008 Budget Act estimates. This change is primarily made up of the following components:

•	$10.4 billion decrease in personal income tax;

•	$3.3 billion decrease in corporation tax;

•	$2.5 billion decrease in sales and use tax;

•	$1.9 billion decrease in miscellaneous revenues; and

•	$231.8 million increase in transfers and loans.

Under the Amended 2009 Budget Act, General Fund expenditures for fiscal year 2008-09 were projected at $91.5 billion, a decrease of $11.9 billion compared with 2008 Budget Act estimates. This primarily included a decrease of $10.4 billion in expenditure reductions offset by, among other things, $2.8 billion of federal stimulus funds and $1.5 billion in increased taxes.

AMENDED 2009 BUDGET ACT

The State’s budget for fiscal year 2009-10 was enacted in an unusual sequence. The 2008 Budget Act was one of the latest ever enacted, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received. With the financial market meltdown starting in September 2008, which resulted in massive federal assistance and caused large drops in stock market and other asset values and reductions in consumer spending, projections of tax revenues, which are heavily dependent on capital gains taxes and sales taxes, had to be dramatically reduced. In November 2008, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, and called several special sessions of the Legislature to enact corrective actions.

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Because of strong disagreement in the Legislature as to the amount of corrective actions which would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009. At that time, the February 2009 Budget Package was enacted which included modifications to the 2008 Budget Act and the enactment, more than four months early, of a full budget act for fiscal year 2009-10.

Initial 2009 Budget Act

The Initial 2009 Budget Act was adopted by the Legislature on February 19, 2009, along with a number of implementing measures, and signed by the Governor on February 20, 2009. In February 2009, the State enacted $36 billion in solutions to what was then estimated to be a $42 billion General Fund budget gap for the combined 2008-09 and 2009-10 fiscal years. It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009. These measures were all rejected by the voters.

Under the Initial 2009 Budget Act, based on then-current assumptions about the State’s financial circumstances, and assuming receipt of approximately $8.0 billion of federal stimulus funds to offset General Fund costs ($4.9 billion of which is assumed to be received in fiscal year 2009-10) and voter approval of various ballot measures, General Fund revenues and transfers were projected to increase by 9.3 percent, from $89.4 billion in fiscal year 2008-09 to $97.7 billion in fiscal year 2009-10. The Initial 2009 Budget Act contained General Fund appropriations of $92.2 billion, compared to $94.1 billion in fiscal year 2008-09, a 2.0 percent decrease. The June 30, 2010 total reserve was projected to be $2.1 billion, an increase of $5.5 billion compared to the estimated June 30, 2009 reserve deficit of negative $3.4 billion. The Amended 2009 Budget Act reflected vetoes by the Governor of $1.305 billion in appropriations from the General Fund, special funds, and bond funds (including $957.2 million in General Fund appropriations).

After adoption of the Initial 2009 Budget Act, the State continued to experience significant declines in revenues and other financial pressures. On May 14, 2009, the Governor released the 2009-10 May Revision. Together with subsequent revisions, the 2009-10 May Revision identified a further budget shortfall through the 2009-10 fiscal year of approximately $24 billion.

Amended 2009 Budget Act

On July 24, 2009, the Legislature approved the amendments to the Initial 2009 Budget Act and the Governor signed the Amended 2009 Budget Act on July 28, 2009. The Amended 2009 Budget Act included another $24 billion in solutions to address the further deterioration of the State’s fiscal situation identified in the 2009-10 May Revision.

Under the Amended 2009 Budget Act, General Fund revenues and transfers were projected to increase 6.4 percent, from a revised $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10. A significant element of this increase was projected to come from certain new revenues enacted in February 2008. The Amended 2009 Budget Act contained General Fund appropriations of $84.6 billion in fiscal year 2009-10, compared to $91.5 billion in fiscal year 2008-09, a 7.5 percent decrease. The June 30, 2010 total reserve was projected to be $500 million as compared to the revised June 30, 2009 reserve of negative $4.5 billion. Subsequent events after adoption of the Amended 2009 Budget Act exceeded the reserve such that as of March 11, 2010, the Administration projects the fiscal year will end with a negative balance of $5.4 billion at June 30, 2010. The discussion below describes some of the elements of the Amended 2009 Budget Act which could not be implemented as originally expected.

The Amended 2009 Budget Act contains the following major General Fund components:

1.

Addressing the Deficit—The $60 billion in budget solutions adopted for the combined fiscal years 2008-09 and 2009-10 ($36 billion in solutions were adopted in February 2009 and $24 billion in July 2009) were wide-ranging and touched all three of the State’s major revenue sources (personal income

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taxes, corporation taxes and sales and use taxes). Spending cuts were implemented in virtually every State program that receives General Fund support. The budget solutions included spending reductions of $31.0 billion (52 percent of total solutions). The spending reductions consisted primarily of reductions in education spending under Proposition 98 ($14.9 billion reduction), higher education ($3.3 billion reduction), employee compensation ($2.0 billion reduction), and reductions in other spending due to the use of redevelopment agency revenues and fund balances to pay costs that would otherwise be payable from the General Fund ($1.7 billion reduction). The budget solutions also included an estimated receipt of $8.0 billion (13 percent of total solutions) of federal stimulus funds to be used to offset General Fund expenditures. Additional solutions included $12.5 billion of tax increases (21 percent of total solutions), and $8.4 billion of other solutions (14 percent of total solutions). Significant elements of the budget solutions include:

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Proposition 1A of 2004 Borrowing from Local Governments—The Amended 2009 Budget Act authorized the State to exercise its borrowing authority under Proposition 1A of 2004 to borrow from local agencies up to 8 percent of their fiscal year 2008-09 property tax revenues. The State utilized this authority and the borrowing generated $1.998 billion that was used to offset State General Fund costs for a variety of court, health, corrections and K-12 programs. The borrowed sums must be repaid by the State, with interest, by the end of June 2013.

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Redevelopment Agency Borrowing—The Amended 2009 Budget Act also contained a shift of $1.7 billion in local redevelopment agency funds to the State from current revenues and reserves in fiscal year 2009-10 and $350 million in fiscal year 2010-11. Under the Amended 2009 Budget Act, these revenues are ultimately shifted to schools that serve the redevelopment areas. An association of redevelopment agencies, and a group of counties, have filed separate suits to block this transfer, which, if successful, could adversely affect the State’s financial condition. Subsequent to enactment of the Amended 2009 Budget Act the Legislature also passed clean-up legislation authorizing redevelopment agencies to borrow from prior-year balances in the Low and Moderate Income Housing Funds to make the fiscal years 2009-10 and 2010-11 payments.

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Payroll Shift—One-time savings of $1.618 billion ($937.6 million from the General Fund) from shifting the June payments for employee payroll and active and retiree health to July each year beginning with the pay period ending June 30, 2010. This payment shift excludes the University of California, California State University, Community Colleges, the Legislature, the California Exposition and State Fair, and local trial courts.

•

State Compensation Insurance Fund Sale—One-time revenues of $1 billion from the sale of certain assets of the State Compensation Insurance Fund (“SCIF”). Because of pending litigation, the State no longer expects the sale of SCIF assets to occur in fiscal years 2009-10 or 2010-11.

2.	Federal Stimulus—The Amended 2009 Budget Act assumed the receipt of at least $8 billion from ARRA to offset General Fund expenditures in fiscal years 2008-09 and 2009-10. Final estimates put this amount at about $8.4 billion. As of the end of December 2009, approximately $6.8 billion has been received by the State, and the remainder is expected by June 2010.

3.	Cash Flow Management—The deterioration of revenues resulted in a cash shortage in fiscal years 2008-09 and 2009-10. In order to manage cash flow and provide for timely payments of the State’s obligations, the Amended 2009 Budget Act included a number of cash solutions to better balance timing of receipts and disbursements. Cash management in the remainder of fiscal year 2009-10 is expected to be addressed through administrative and legislative actions, including additional authority for deferral of payments in fiscal year 2010 contained in cash management legislation enacted on March 1, 2010.

4.	Proposition 98—As of the Amended 2009 Budget Act, the Proposition 98 Guarantee for fiscal year 2009-10 was projected to be $50.4 billion, of which $35.0 billion was the General Fund portion. As of the 2010-11 Governor’s Budget, the Proposition 98 Guarantee for fiscal year 2009-10 is projected to be $49.9 billion, of which $34.7 billion is the General Fund portion.

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5.	K-12 Education—The Amended 2009 Budget Act included $66.7 billion for K-12 education programs for fiscal year 2009-10 of which $35.0 billion was funded from the General Fund. As of the Amended 2009 Budget Act, total per-pupil expenditures were projected to be $11,259 in fiscal year 2009-10. Revised estimates in the 2010-11 Governor’s Budget reflect $67.3 billion for K-12 education programs for fiscal 2009-10 of which $34.6 billion is funded from the General Fund. Revised estimates in the 2010-11 Governor’s Budget reflect that total per-pupil expenditures are projected to be $11,369 in fiscal year 2009-10.

6.	Higher Education—The Amended 2009 Budget Act reflected total funding of $20.9 billion, including $12.5 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research), including approximately $2 billion from local property taxes that are included in the Proposition 98 Guarantee and expended on California Community Colleges. The 2010-11 Governor’s Budget includes total funding of $20.5 billion for fiscal years 2009-10, including $12.5 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research).

7.	Health and Human Services—Preliminary numbers indicate that Amended 2009 Budget Act included $24.8 billion in non-Proposition 98 General Fund expenditures for Health and Human Service Programs for fiscal year 2009-10. Due to the State’s severe fiscal shortfall, the Amended 2009 Budget Act included $5.8 billion in proposed General Fund expenditure reductions in Health and Human Services programs in fiscal year 2009-10. Apart from the reduction in General Fund funding for these programs, the Amended 2009 Budget Act reflected significant General Fund relief for Health and Human Services programs resulting from ARRA. As of the 2010-11 Governor’s Budget, non-Proposition 98 General Fund expenditures for Health and Human Service Programs for fiscal year 2009-10 are projected to be $24.9 billion.

8.	Transportation Funding—The Amended 2009 Budget Act includes $1.441 billion of General Fund expenditures to fully fund local transportation programs under Proposition 42 in fiscal year 2009-10. Additionally, the Amended 2009 Budget Act directed $953 million of funds from sales tax on fuels to offset costs of programs otherwise likely to be funded from the General Fund, such as debt service on transit bonds and other transportation programs. Of this amount, approximately $816 million was for uses substantially similar to those that are the subject of litigation related to the 2008 Budget Act. However, on September 30, 2009 the State Supreme Court denied review of an adverse Court of Appeal decision in Shaw v. Chiang, which invalidated the use of these funds as appropriated. Consequently, these fuels sales taxes are expected to be retained in the Public Transportation Account for future appropriation. These funds will still be “borrowable” for short-term General Fund cash needs.

9.	Budget Stabilization Account—Pursuant to Proposition 58, the State normally would be required to set aside a specified portion of estimated annual General Fund revenues for fiscal year 2009-10 in the BSA for reserves that may be used to offset future shortfalls in the General Fund. Given the magnitude and urgency of the State’s ongoing financial stress, in accordance with Proposition 58, the Amended 2009 Budget Act suspended the transfer to the BSA for the 2009-10 fiscal year.

10.	Prison Funding—The Amended 2009 Budget Act included $7.9 billion in General Fund expenditures for the California Department of Corrections and Rehabilitation. In arriving at this figure, a total of $1.2 billion of savings for CDCR operations was assumed. Due to the delay in passage of legislation, and the failure of the Legislature to adopt certain prison and parole reforms requested by the Governor, actual savings were approximately $587 million, with the result that CDCR costs were approximately $613 million higher than assumed in the Amended 2009 Budget Act, not including any changes as of the 2010-11 Governor’s Budget. As of the 2010-11 Governor’s Budget, CDCR costs in fiscal year 2009-10, excluding debt service and savings from employee compensation, are projected to increase by $906.6 million over the level included in the Amended 2009 Budget Act.

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Cash Management in Fiscal Year 2009-10

The State entered fiscal year 2009-10 on July 1, 2009 with severely depleted cash resources as a result of having to pay significant obligations before June 30, 2009, including repayment of $5.5 billion of revenue anticipation notes issued in fiscal year 2008-09. In addition, significant payments to public schools had been deferred from the end of fiscal year 2008-09 into the first few weeks of July 2009. The State had projected in May 2009 that revenues would be lower than expected and that it faced a $22 billion budget gap. However, by July 1, 2009, additional budget solutions for fiscal year 2009-10 had not been adopted.

Faced with reduced cash resources, as described above, the State Controller started to issue registered warrants on July 2, 2009, for certain obligations of the State not having payment priority under law. The State Controller was able to manage cash resources, as described above, to ensure that higher priority payments, such as for schools and debt service, were made on time in July and August 2009. On July 28, 2009, the Governor signed the Amended 2009 Budget Act, which included a number of provisions for cash management purposes.

With the adoption of the Amended 2009 Budget Act, the State was able to undertake its normal external borrowing program for fiscal year 2009-10. In order to provide an immediate increase in cash resources, the State issued $1.5 billion of 2009 Interim Revenue Anticipation Notes (the “Interim Notes”) on August 27, 2009, which were scheduled to mature on October 5, 2009. This permitted early redemption of the outstanding registered warrants ($2.6 billion) as of September 4, 2009. (The Interim Notes were subsequently repaid in full on September 29, 2009 with a portion of the proceeds of the 2009-10 Series A Notes.)

The 2010-11 Governor’s Budget projects the State will have sufficient cash resources to repay the entire $8.8 billion of 2009-10 Series A Notes in May and June of 2010 as scheduled. Cash flow projections in the 2010-11 Governor’s Budget show an available balance of borrowable resources at June 30, 2010 of about $7.4 billion, after repayment of the revenue anticipation notes. In late January 2010, the State Controller issued a report projecting a small negative cash balance (under $200 million) on or about April 1, 2010. Following a report of cash receipts for the month of January 2010 which showed improved cash balances, the Controller’s projections showed a smaller need for cash management actions in March and April 2010. The Department of Finance, State Controller’s Office, and State Treasurer’s Office are working together to manage cash resources in this period. As of March 11, 2010, current plans include certain actions to defer some payments in March 2010, as authorized by the cash management bill, and the Controller’s Office expects to have an adequate cushion of cash resources through the balance of fiscal year 2009-10.

Fiscal Year 2009-10 Revised Estimates in the 2010-11 Governor’s Budget

The 2010-11 Governor’s Budget revised various revenue and expenditures estimates for fiscal year 2009-10. The 2010-11 Governor’s Budget projects, based on the various assumptions and proposals it contains, that the State will end fiscal year 2009-10 with a negative reserve of $5.4 billion, compared to the estimate of a $500 million reserve at the time of the Amended 2009 Budget Act.

The 2010-11 Governor’s Budget reflects a net decrease of $2.476 billion in revenues available from prior years at the start of fiscal year 2009-10, since the Amended 2009 Budget Act. This change in the starting balance is primarily due to the following components:

•	$1.3 billion net decrease in revenues in fiscal year 2008-09;

•	$713 million decrease in personal income tax and corporate tax revenue in fiscal year 2007-08 (due to modification of certain accruals, resolution of disputes and other factors);

•

$450 million Proposition 98 Suspension Settle-up payment expenditure (Proposition 98 settle-up payments are owed in satisfaction of prior fiscal years’ minimum calculated guarantee when revenue estimates and other Proposition 98 factors change after the appropriations for a fiscal year are determined and, as a result, the level of funding previously appropriated is insufficient based on those revisions);

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•	$836 million in non-Proposition 98 expenditure savings in fiscal year 2008-09;

•	$230 million increase in Proposition 98 expenditures in fiscal year 2008-09; and

•	$594 million in various prior year negative adjustments.

As of the 2010-11 Governor’s Budget, General Fund revenues and transfers for fiscal year 2009-10 are projected at a revised $88.1 billion, a decrease of $1.457 billion compared with Amended 2009 Budget Act estimates. This change is primarily made up of the following components:

•	$2.228 billion decrease in personal income tax;

•	$1.573 billion decrease in sales and use tax;

•	$608 million increase in corporation tax;

•	$1.963 billion increase in other revenues and transfers (primarily representing an adjustment for reporting of tax revenues now reported in the preceding three individual categories);

•	$266 million decrease in motor vehicle fees; and

•	$39 million increase in insurance tax.

Under the 2010-11 Governor’s Budget, General Fund expenditures for fiscal year 2009-10 are projected at $86.1 billion, an increase of $1.5 billion compared with Amended 2009 Budget Act estimates. This increase in expenditures (which is net of a decrease in Proposition 98 expenditures) is primarily attributable to increases in health and human services expenditures of $266.8 million; increases in prison expenditures of $906.6 million; and elimination of General Fund reimbursement of $816 million for transportation-related costs as a result of an adverse court decision which invalidated the use of Proposition 42 moneys for that purpose.

Cash Management in Fiscal Year 2010-11

The 2010-11 Governor’s Budget and the recent Controller’s report both project that, absent corrective action, the State will once again face substantial challenges in meeting all the General Fund cash needs beginning in July 2010. Proposals to close the budget gap will substantially reduce the cash gap. However, in addition to budget solutions, the State will need to obtain external financing early in the fiscal year. The cash management bill described above, together with existing authority, will allow State fiscal officials to better align receipts and disbursements during fiscal year 2010-11 and to reduce the need for external borrowing. The State Controller’s Office has indicated that the additional flexibility provided by the cash management bill in the early months of fiscal year 2010-11, estimated to total about $5 billion of additional cash resources through August 2010, will significantly assist in cash management in this period, and reduce the likelihood that the State would have to issue registered warrants, although there can be no guaranty of this result given the many factors which will ultimately determine the State’s cash flow position in the future. The State has indicated that the Department of Finance will continue to work with the State Controller’s Office and the State Treasurer’s Office to develop any additional cash solutions that may be necessary if adequate budget and cash solutions cannot be adopted in a timely manner by the start of fiscal year 2010-11.

Remaining Budget Risks

The Amended 2009 Budget Act was based on a variety of assumptions. As described above, as of March 11, 2010, actual circumstances or conditions in fiscal year 2009-10 to date have differed from such assumptions in material respects, and circumstances and conditions for the balance of fiscal year 2009-10 may differ from those assumptions, and the State’s financial condition may continue to be adversely impacted. Budget risks still remaining for the 2009-10 fiscal year include, but are not limited to, the following:

•	Actual revenues through the end of fiscal year 2009-10 may be below projected amounts.

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Delays in or inability of the State to implement budget solutions, or increased costs, as a result of litigation. The following cases dealing with elements of the Amended 2009 Budget Act are still pending:

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the Governor’s furlough of state employees ($1.3 billion potential General Fund impact). (In March 2010, the Legislature passed legislation exempting from furlough state workers paid from sources other than the General Fund. As of March 11, 2010, the bill was before the Governor for his consideration);

•

certain vetoes made by the Governor in connection with the Amended 2009 Budget Act ($489 million potential General Fund impact). (On March 2, 2010, the appellate court ruled against the plaintiffs in one action challenging the vetoes); and

•	the State’s shifting of $1.7 billion of redevelopment agency funds to pay costs otherwise payable from the General Fund.

•	Potential court orders for the State to expend monies for prison health care improvements, in excess of the amounts included in the Amended 2009 Budget Act.

Future Deficits

Since many of the budget balancing actions in the Amended 2009 Budget Act and Governor’s 2010-11 Budget are either one-time actions, or involve loans which have to be repaid, or are based on temporary revenue increases or the non-recurring receipt of federal stimulus funds, budget gaps of several billions of dollars a year are expected to recur in fiscal year 2011-12 and subsequent years. The Department of Finance has projected that, assuming adoption of the Governor’s 2010-11 Budget as proposed (including fiscal year 2009-10 adjustments), and using expenditure obligations under existing law and various assumptions concerning revenues in future years, the State would, in the absence of taking additional steps to balance its budget, face an “operating deficit” (expenditures exceeding revenues in the same fiscal year of $5.7 billion in fiscal year 2011-12, $6.0 billion in fiscal year 2012-13 and $3.8 billion in fiscal year 2013-14. These projections assume, for instance, that transfers to the BSA will be suspended in each of these coming years, and that the State will ultimately prevail in the pending and threatened litigation concerning budget actions.

The financial condition of the State is subject to a number of other risks in the future, including particularly potential significant increases in required state contributions to the Public Employees’ Retirement System, increased financial obligations related to Other Post-Employment Benefits, potential adverse decisions in litigation and increased debt service.

2010-11 PROPOSED GOVERNOR’S BUDGET

On January 8, 2010, the Governor released his proposed budget for the 2010-11 fiscal year, or the “2010-11 Governor’s Budget.” The 2010-11 Governor’s Budget proposes to solve the estimated $19.9 billion budget gap by the end of fiscal year 2010-11 with a combination of spending reductions, alternative funding, fund shifts, and additional federal funds. Given the identification of a fiscal year 2009-10 shortfall and the necessary time for budget solutions to achieve their full value, the Governor has emphasized that many of the solutions proposed in the budget should be adopted immediately. The Governor declared a fiscal emergency and called the Legislature into a fiscal emergency special session to accomplish this, as described below. The 2010-11 Governor’s Budget is to be updated by May 14, 2010 in connection with the May Revision, which will be the basis for final negotiations between the Governor and the Legislature to reach agreement on the fiscal year 2010-11 budget.

The 2010-11 Governor’s Budget projects to end fiscal year 2010-11 with a $1.0 billion reserve. General Fund revenues and transfers for fiscal year 2010-11 are projected at $89.3 billion, an increase of $1.2 billion or 1.4 percent compared with revised estimates for fiscal year 2009-10. General Fund expenditures for fiscal year 2010-11 are projected at $82.9 billion, a decrease of $3.2 billion or 3.7 percent compared with revised estimates for fiscal year 2009-10.

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The 2010-11 Governor’s Budget proposes a combined total of $19.9 billion of budget solutions for fiscal years 2009-10 and 2010-11. The solutions consist of $8.5 billion in expenditure reductions (approximately 42.7 percent of total solutions), $6.9 billion in federal funds solutions (34.7 percent), $3.9 billion in alternative funding solutions (19.6 percent), and $572 million in fund shifts and other revenues (2.8 percent). Expenditure reductions include $1.07 billion of reductions relating to Medi-Cal; $1.0 billion of reductions relating to In-Home Supportive Services; $1.63 billion in salary reductions; a $2.43 billion reduction in Proposition 98 funding and $1.1 billion in reductions relating to prison and corrections expenditures. Alternative funding sources include $986 million relating to the gas tax shift; the use of $550 million in Proposition 10 monies to offset General Fund expenditures for children’s programs; and the use of $452 million of Proposition 63 monies to offset General Fund expenditures for mental health programs. The use of the Proposition 10 and Proposition 63 monies described above also require voter approval at the June 2010 primary election or the November 2010 general election.

Concurrently with the submission of the 2010-11 Governor’s Budget, the Governor declared a fiscal emergency and called the Legislature into a fiscal emergency special session in order to close the budget gap as soon as possible. As of March 5, 2010, the Legislature had passed legislation intended to reduce the budget gap by about $3.2 billion. About $2.1 billion of the savings (AB X8 2) was intended to be obtained through expenditure reductions accomplished through appropriations targeted in fiscal year 2010-11. These intended reductions principally involved prison health care costs and employee compensation savings. On March 8, 2010, the Governor vetoed AB X8 2. In his veto message, the Governor stated that the bill did not address immediate spending reductions, and only included intended reductions for a budget which had not yet been adopted; he also indicated that some of the intended reductions were unrealistic.

The remaining $1.1 billion of the $3.2 billion described above would be achieved through legislation intended to reduce the sales tax on gasoline and replace it with a higher excise tax, a portion of which would be applied to offset General Fund costs for certain transportation expenses. As of March 11, 2010, this legislation was still under consideration by the Governor. As of that date, the Governor had not indicated whether he would sign the bill. The special session ended on March 11, 2010. The Governor has indicated that he intends to work with the Legislature on additional measures to address the projected budget shortfall for the 2009-10 fiscal year and beyond.

In addition, the Governor signed into law budget-related bills providing for more than $200 million of General Fund relief. The Governor encouraged the Legislature to continue work to enact spending reductions.

The 2010-11 Governor’s Budget has the following significant components by major program area:

1.	Business, Transportation, and Housing—General Fund expenditures are proposed to decrease by $1.4 billion, or 72.1 percent, due to a proposed shift in funding for transportation projects.

2.	Health and Human Services—General Fund expenditures are proposed to decrease by $2.4 billion, or 8.0 percent, from the revised fiscal year 2009-10 total to the proposed fiscal year 2010-11 total, not including General Fund offsets. The decrease is comprised of $4.5 billion in solutions, partially offset by $2.1 billion of statutory caseload increases and other workload adjustments.

3.	Corrections and Rehabilitation—General Fund expenditures are proposed to decrease by $1.19 billion, or 12.7 percent, not including General Fund offsets. A major reform leading to the decrease in General Fund expenditures is the reduction in funding for medical services programs to a per-inmate cost level comparable to other correctional health care programs.

4.	Proposition 98—The Governor’s Budget proposes full funding of the Proposition 98 Guarantee. (The amount of the guarantee for fiscal year 2010-11 would be reduced if another portion of the Governor’s proposal relating to elimination of sales taxes on motor vehicle fuels is adopted.) The General Fund share of the Proposition 98 funding is proposed to increase from $34.7 billion in fiscal year 2009-10 to $36.1 billion in fiscal year 2010-11, an increase of $1.4 billion, or approximately 4.0 percent.

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5.	Transportation Funding—Based on the court’s ruling in the Shaw v. Chiang lawsuit (which invalidated $958 million in General Fund relief that was provided for in the Amended 2009 Budget Act), use of certain Public Transportation Account funds is restricted and essentially can no longer benefit the General Fund. Partially in response to this, the 2010-11 Governor’s Budget proposes to eliminate all state sales taxes on gasoline, and therefore eliminate any transfer under Proposition 42. The 2010-11 Governor’s Budget proposes to increase excise taxes on fuels by 10.8 cents per gallon to make up partially for the loss in sales tax revenues. Of the additional $1.9 billion in excise tax revenues, $629 million would go to fund state highways and $629 million to local road projects that would have been funded with sales tax revenues, with another $603 million being used to reimburse the General Fund for debt service costs on transportation-related highway bonds. On March 5, 2010 the Legislature adopted and sent to the Governor a revised version of this proposal which is intended to provide about $1.1 billion in savings for General Fund expenses related to transportation. As proposed in the 2010-11 Governor’s Budget, the elimination of the sales tax on gasoline would have reduced the Proposition 98 Guarantee by up to $832 million. However, as approved by the Legislature, the bill calls for a higher Proposition 98 Guarantee to be established. While the Proposition 98 Guarantee that would be provided under the bill is at a higher level, the projected level of the Proposition 98 Guarantee is slated to be reexamined by the Administration in May 2010 and the amounts of actual funding that will be provided to education remains undecided and is to be determined by the appropriation level included in the 2010 Budget Act and related trailer bills later in the year. As of March 11, 2010, this legislation is under consideration by the Governor.

6.	Federal Funding Assumptions; Trigger Mechanism—The 2010-11 Governor’s Budget proposes spending reductions and extension of revenue increases that will go into effect without further action of the Legislature in the event that there is a determination by July 15, 2010, that the federal government will not provide the $6.9 billion of additional funding proposed in the budget, including elimination of the CalWORKs Program ($1.044 billion); funding existing mental health services with Proposition 63 funds, which would require voter approval ($847 million); reduction in Medi-Cal eligibility to the minimum allowed under current federal law and elimination of most remaining optional benefits ($532 million); reduction of state employee salaries by an additional 5 percent ($508 million); elimination of the In-Home Supportive Services Program ($495 million); extension of suspension of a business’s ability to reduce taxable income by applying net operating losses from prior years to reduce current income ($1.2 billion); extension of the reduction in the credit for each dependent on the personal income tax from $319 to $102 ($504 million) in the 2011 tax year; delay in the use of business credits by unitary groups of corporations and retaining current law which requires subsidiaries to have their own tax liability to use research and development and other credits ($315 million); and delay in the change to the single sales factor allocation method for multi-state corporate income and retaining the double weighted sales, property, and payroll formula ($300 million). The most recent federal budget proposal provides for approximately $2.3 billion in additional federal funding. A recent administrative decision by the federal government will also provide an additional $680 million in federal stimulus funding in the Medi-Cal program.

LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as of March 11, 2010, as reported by the Office of the Attorney General.

Budget-Related Litigation

Actions Challenging Governor’s Line-Item Vetoes

Two cases challenge the $489 million in line-item vetoes the Governor made to the Amended 2009-10 Budget Act: Steinberg v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509721), and St. John’s Well Child and Family Center, et al. v. Schwarzenegger, et al. (California Court

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of Appeal, First Appellate District, Case No. A125750). Both actions maintain that because the Legislature only reduced existing appropriations in the budget revision bill without making any new appropriations, the Governor was not entitled to use his line-item veto power. Both cases seek writ relief directing the State Controller to enforce the existing appropriations as reduced by the Legislature and to declare the line-item vetoes void. The Court of Appeal allowed the Steinberg petitioners to intervene in the St. John’s action. The appellate court denied the writ and upheld the vetoes in the St. John’s action. Petitioners could request review of the ruling by the California Supreme Court. As of March 11, 2010, the petition in the Steinberg action is still pending in the Superior Court and petitioners may attempt to revive it.

Action Challenging Proposed Sale of State Compensation Insurance Fund Assets

In Poizner v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000310-CU-WM-GDS), the State Insurance Commissioner challenges the proposed sale of a portion of SCIF, a public enterprise providing workers’ compensation insurance to California employers, asserting that the proposed sale would violate the California Constitution.

Action Challenging Budget Bill

In Lord, et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509770), petitioners are a correctional officer and the employee organization designated as the exclusive bargaining representative of the officer and other correctional law employees. Petitioners allege that a State budget implementation bill enacted in July 2009, A.B.X4 12, violates the provision of the California Constitution which requires that a statute embrace one subject expressed in its title. The bill includes budget-related changes to statutes intended to reduce State expenses and increase State revenues, including deferral of payment of state employee compensation for the month of June 2010 from June 30 to July 1, authorization to sell a portion of SCIF’s assets and liabilities, and elimination of a rural health care subsidy paid to the petitioner and other state employees. Petitioners seek a declaration that the bill is unconstitutional. If petitioners are successful, this case could invalidate the entire bill.

Action Challenging Use of Vehicle Fuel Tax Revenue

In Shaw, et al. v. People ex rel. Chiang, et al. (Sacramento County Superior Court, Case No. 07CS01179), the plaintiffs challenge certain provisions of the 2007 Budget Act and related legislation. Plaintiffs assert that approximately $1.2 billion in sales and use taxes collected on vehicle fuel were improperly appropriated to: (1) reimburse past debt service payments and to make current debt service payments on various transportation bonds; and (2) to fund various other transportation programs. The trial court concluded: (1) the $409 million reimbursement to the General Fund from the Public Transportation Account for past debt service payments was illegal; and (2) the remaining $779 million in challenged appropriations are lawful. On appeal, the Court of Appeal held that the entire $1.2 billion at issue had been improperly appropriated (California Court of Appeal, Third Appellate District, Case No. C058479). The California Supreme Court denied the State’s petition for review (California Supreme Court, Case No. S175357). The matter was remanded to the trial court for further proceedings consistent with the Court of Appeal’s decision. The trial court entered judgment requiring the State to reimburse the Public Transportation Account $1.1 billion for the 2007-08 fiscal year. The State is challenging this judgment as a violation of separation of powers.

Actions Challenging Required Contribution by Redevelopment Agencies

Petitioners in California Redevelopment Association, et al. v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000359), challenge the constitutionality of legislation that required that local redevelopment agencies remit a total of $1.7 billion in fiscal year 2009-10 and $350 million in fiscal year 2010-11 to county education funds. Petitioners are asking the trial court to enjoin implementation of the legislation.

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A second case challenging the constitutionality of this legislation and seeking to enjoin its implementation has been filed by seven counties. County of Los Angeles, et al. v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000362).

Actions Regarding Furlough of State Employees

In several cases, petitioners challenge the Governor’s executive orders directing the furlough without pay of state employees. The first order, issued on December 19, 2008, directed furloughs for two days per month, effective February 1, 2009 through June 30, 2010. The second, issued on July 1, 2009, required a third furlough day per month, effective through June 30, 2010. On March 2, 2010, the Governor filed a petition in the California Supreme Court seeking to transfer certain of these cases that were then pending in the appellate court to the Supreme Court for decision, and to stay all pending trial court actions challenging the executive orders and resulting furloughs (California Supreme Court, Case No. S180643).

In four cases, the trial court upheld the Governor’s authority to order furloughs. Professional Engineers in California Government (“PECG”), et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2008-80000126-CU-WM-GDS); California Attorneys, Administrative Law Judges and Hearing Officers in State Employment (“CASE”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000134-CU-WM-GDS); Service Employees International Union, Local 1000 (“SEIU”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000135-CU-WM-GDS); and California Correctional Peace Officers’ Association (“CCPOA”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009- 80000137-CU-WM-GDS). Three of the petitioners, PECG, CASE, and SEIU, have appealed. (California Court of Appeal, Third Appellate District, Case Nos. C061011, C061009, and C061020, respectively).

Three pending cases involve the application of the furlough order to employees of SCIF. In CASE v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509205), the trial court ruled that the furlough order did not apply to attorneys employed by SCIF. The State appealed (California Court of Appeal, First Appellate District, Case No. A125292). In SEIU v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509580), plaintiff challenged the order as applied to other SCIF employees based on SCIF’s governing statutes which prohibit the State from “adjusting” its staffing levels. The trial court ruled that the furlough order did not apply to the SCIF employees. The State is appealing this decision. In International Union of Operating Engineers, Locals 3, 12, 39 and 501 v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CGC-09-492675), plaintiffs are challenging the order as applied to other SCIF employees in different unions based on the SCIF governing statute.

In California Association of Psychiatric Technicians (“CAPT”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000148-CU-WM-GDS); and CDF Firefighters v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-00032732-CU-WM-GDS), petitioners challenge the furlough order as applied to their respective members. CASE v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509629) challenges the July 1, 2009 executive order implementing the third furlough day.

In CCPOA v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-441544), petitioner alleges that the furloughs violate Government Code 19826 because its members (correctional officers) cannot take their furlough days off during the same pay period in which their salaries are reduced because of operational needs. The trial court found in favor of CCPOA and directed the State to pay CCPOA members for all hours worked. The State filed a notice of appeal and the trial court’s order is stayed pending further briefing in the appellate court (California Court of Appeal, First Appellate District, Case No. A127292).

In Newton v. Schwarzenegger, et al. (U.S. District Court, Northern District, Case No. 09-CV-05887 JCS), correctional officers allege that the furloughs violate the federal Fair Labor Standards Act.

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In California Professional Public Employees Association, et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000308), petitioners allege the State is violating Labor Code Section 212 by permitting some employees to “accrue furlough days.” In California Correctional Supervisor’s Organization v. California Department of Corrections and Rehabilitation, et al. (Sacramento County Superior Court, Case No. 34-2009-00063209-CU-OE-GDS), plaintiff alleges that the furloughs violate the State Labor Code when correctional supervisors work furlough days but are not paid wages for those days during the same pay period.

Walker, et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009- 80000150-CU-WM-GDS) alleges that the furlough order is invalid because it does not comply with State law requirements for promulgating regulations.

In SEIU v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509782), petitioners allege the furloughs violate the State Emergency Services Act and undermine the Legislature’s budgetary authority.

In CASE v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-453982); Union of American Physicians and Dentists (“UAPD”) v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-456684); SEIU v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-456750); California Association of Professional Scientists (“CAPS”), et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509695); International Union of Operating Engineers v. Schwarzenegger, et al. (Los Angeles County Superior Court, Case No. BC423409); and PECG v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10- 494800), the employee organizations allege that the Governor illegally furloughed employees who are paid from special funds because the deficit stems from General Fund deficiencies and therefore furloughing employees who are paid from special funds will not result in any benefit or cost savings. In the case brought by CAPS, the trial court ruled in favor of the State. In the other three of these matters, the trial court ruled in favor of CASE, UAPD and SEIU, finding the furloughs were improper, and final judgment was entered on February 25, 2010. The judgment applies to all employees of agencies sued in the three lawsuits, and includes an award of back pay. An appeal in these cases has been filed by the State, and the judgment is presently stayed pending appeal. (Court of Appeal, First Appellate District, Case Nos. A127775, A127776, A127777). CASE, UAPD and SEIU have announced that they will seek to have the stay lifted and the judgment enforced immediately.

In Association of California State Supervisors (ACSS) v. Schwarzenegger et al. (Alameda County Superior Court, Case No. RG-10-501997), the plaintiff challenges the furloughs as allegedly violating provisions of state law.

In Board of Administration of the California Public Employees’ Retirement System v. Schwarzenegger (San Francisco County Superior Court, Case No. CPF-09-509754), plaintiff alleges that the furloughs unlawfully interfere with its ability to carry out its constitutional obligation to its participants and beneficiaries. The trial court ruled in favor of the State.

In California Medical Association v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509896), plaintiff challenges the Governor’s furlough orders, and asserts that the furloughs interfere with the California Medical Board’s timely performance of its regulatory functions. The trial court found in the State’s favor in this case. In Acosta v. Henning, et al. (San Francisco County Superior Court, Case No. CPF-08-508192), plaintiffs assert that the furloughs interfere with the ability of the California Employment Development Department and the California Unemployment Insurance Appeals Board to timely perform their functions.

In a separate action, Schwarzenegger, et al. v. Chiang, et al. (Sacramento County Superior Court, Case No. 34-2009-80000158-CU-WM-GDS), the Governor is seeking an order to compel the State Controller to implement the reduction in wages as a result of the reduced work time (furlough) with respect to employees of

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other statewide elected executive branch officers, including the Lieutenant Governor, State Controller, Secretary of State, State Treasurer, Superintendent of Public Instruction, Insurance Commissioner, and Attorney General. The trial court ruled in favor of the Governor, and the State Controller, Lieutenant Governor, Secretary of State, Attorney General, State Treasurer, Superintendent of Public Instruction and State Board of Equalization have appealed (California Court of Appeal, Third Appellate District, Case No. C061648).

Action Challenging Transfers from Special Fund to General Fund

In TOMRA Pacific, Inc. et al. v. Chiang, et al. (Alameda County Superior Court, Case No. RG-09-483580), plaintiffs challenge three transfers totaling $415.7 million from a special fund, the California Beverage Container Recycling Fund, to the General Fund, asserting that the transfers have interfered with the operation of the recycling program for which the special fund was created, in violation of state law. In California Chamber of Commerce et al. v. Chiang et al. (Alameda County Superior Court, Case No. RG 09-490447), which has been consolidated with the TOMRA case, plaintiffs challenge these same transfers on the grounds that their inclusion in the Budget Act violates the provision of the California Constitution which requires that a statute embrace one subject. In both cases, plaintiffs seek repayment of $415.7 million from the General Fund to the special fund. Recently enacted legislation (AB 8X 7) would make certain changes to the California Beverage Container Recycling and Litter Reduction Act and, among other things, would change how plaintiffs in these cases are reimbursed retroactive to January 1, 2010. As of March 11, 2010, it is unknown how the legislation will affect this litigation.

In California Medical Association v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509896), discussed above, plaintiff also challenges the transfer of $6 million from the Medical Board’s special fund to the General Fund and seeks its repayment. The trial court ruled in favor of the State on this issue.

Tax Cases

Five actions have been filed contending that the Legislature’s modification of Revenue and Taxation Code Section 25128, which implemented the double-weighting of the sales factor in California’s apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. Kimberly-Clark Worldwide, Inc., et. al. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495916); Gillette Company and Subsidiaries v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495911); Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10- 495912); Sigma-Aldrich, Inc. and Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496437); RB Holdings (USA), Inc. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496438). Plaintiffs contend that the single-weighted sales factor specified in Section 25128 prior to amendment was contained within the Multistate Tax Compact and therefore cannot be modified without repealing the legislation that enacted the Compact. An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million.

A pending case challenges the fee imposed by the State tax code upon LLCs registered in California, alleging that it discriminates against interstate commerce and violates the U.S. and California Constitutions, is an improper exercise of the State’s police powers, and has been misapplied by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-462728). Bakersfield Mall was filed as a purported class action on behalf of all LLCs operating solely in California. Plaintiff has filed an amended complaint to allege that not all of its income is derived solely from sources in California, which would call into question the class plaintiff purports to represent. A second lawsuit that is virtually identical to Bakersfield Mall has been filed, and also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board (Fresno County Superior Court, Case No. 10 CECG00434). If either case proceeds as a class action, the claimed refunds could be significant.

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Plaintiff in River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-467783) challenges the constitutionality of the penalty assessed under the State’s tax amnesty program. Under the amnesty program, for taxable years beginning before January 1, 2003, taxpayers that had not paid or had underpaid an eligible tax could agree to pay the tax and waive their rights to claim refunds thereof. In exchange, certain penalties and fees associated with the unpaid taxes would be waived and no criminal actions would be brought for the tax years for which amnesty was allowed. The program also imposed a new penalty equal to 50 percent of accrued interest as of March 31, 2005, on any unpaid tax liabilities ultimately determined to be due for tax years 2002 and earlier for which amnesty could have been requested. The trial court granted summary judgment for the State. Plaintiff appealed (California Court of Appeal, First Appellate District, Case No. A123316). The potential fiscal impact of the case is dependent on further court rulings, but is estimated to be in excess of $300 million.

Nortel Networks Inc. v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC 341568) and Lucent Technologies, Inc. v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC 402036), tax refund cases, involve the interpretation of certain statutory sales and use tax exemptions for “custom-written” computer software and licenses to use computer software. In Nortel, the trial court ruled in favor of plaintiff and the State Board of Equalization appealed (California Court of Appeal, Second Appellate District, Case No. B213415). The ruling, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

In River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-467783), plaintiff is challenging the denial of a deduction for dividends under Revenue and Taxation Code Section 24402. After Section 24402 was held to be unconstitutional because it allowed a dividend deduction only to the extent the dividends were paid from income previously taxed by California, the Franchise Tax Board allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied the deduction for all dividends in years in which the 4-year statute was still open. The trial court sustained the demurrer of the Franchise Tax Board on this issue and the plaintiff appealed; plaintiff also challenges the tax amnesty penalty, as described above. An adverse ruling in this matter, applied in the context of other statutes, could have a significant revenue impact.

In Computer Service Tax Cases (Dell, Inc. v. State Board of Equalization), the Court of Appeal ruled that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell sold with computers (Judicial Council Coordination Proceeding No. 4442, San Francisco County Superior Court, Case No. CGC-03-419192 and California Court of Appeal, First Appellate District, Case No. A118657). The decision is expected to lead to a judgment requiring the Board to refund the tax with interest. The amount of the refund has not been determined but, with interest, may exceed $250 million.

Petitioners in California Taxpayers Association v. Franchise Tax Board (Sacramento County Superior Court, Case No. 34-2009-800000168-CU-WM-GDS) challenge Revenue and Taxation Code Section 19138, which imposes a penalty for large understatement of corporate tax, alleging it violates the State and federal constitutions, and was not properly enacted. The trial court ruled in favor of the Franchise Tax Board. Petitioner appealed (California Court of Appeal, Third Appellate District, Case No. C062791). An adverse ruling enjoining collection of the tax could have a significant impact on tax revenue.

Environmental Matters

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action entitled In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. The Atlantic Richfield Company (“ARCO”) is a party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs

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for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement between the State and ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but, as of March 11, 2010, the U.S. EPA’s decision on the interim and final remedies is pending. ARCO has sued the State, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board, seeking to recover past and future costs, based on the settlement agreement, the State’s ownership of the property, and the State’s allegedly negligent past clean up efforts. Atlantic Richfield Co. v. State of California (Los Angeles County Superior Court, Case No. BC 380474). It is possible these matters if determined adversely to the State could result in potential liability of hundreds of millions of dollars.

In Pacific Lumber Company, et al. v. State of California, et al. (Sacramento County Superior Court, Case No. 34-2009-00042016), plaintiffs are seeking injunctive relief and damages against the State for an alleged breach of the Headwaters Agreement. The Headwaters Agreement was reached in 1996, and involved the sale of certain timberlands by plaintiffs to federal and State agencies. Plaintiffs allege that the State’s environmental regulation of plaintiffs’ remaining timberlands since the Headwaters Agreement constitutes a breach of the Agreement. The State denies plaintiffs’ allegations. The current plaintiffs are successors in interest to the original plaintiffs, who are debtors in a bankruptcy proceeding. In that proceeding, the debtors have claimed that the value of the litigation ranges from $626 million to $639 million in the event liability is established. As of March 11, 2010, it is unknown what the fiscal impact of this matter might be upon the General Fund.

In City of Colton v. American Professional Events, Inc. et al. (Los Angeles County Superior Court, Case No. BC 376008), two defendants in an action involving liability for contaminated groundwater have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million.

Escheated Property Claims

In two cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Suever v. Connell (U.S. District Court, Northern District, Case No. C03-00156 RS); and Taylor v. Chiang (U.S. District Court, Eastern District, Case No. S-01-2407 WBS GGH). Both Suever and Taylor are styled as class actions but, as of March 11, 2010, no class has been certified. The Suever and Taylor plaintiffs argue that the State’s failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid. The district court certified this issue for appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property’s highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State’s motion for summary judgment on this claim in Suever, and plaintiffs appealed. The Ninth Circuit ruled against plaintiffs on the two consolidated Suever appeals, holding that the State is not required to pay interest and that the Eleventh Amendment bars plaintiffs from suing in federal court for anything other than the return of their property or the proceeds of its sale. (U.S. Court of Appeals, Ninth Circuit, Case No. 08-015884). The Ninth Circuit denied plaintiffs’ request for rehearing and plaintiffs declined to seek review in the U.S. Supreme Court.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), plaintiffs seek damages, asserting that the use by CDCR of a body-imaging machine to search visitors entering state prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs’ appeal has been dismissed (California Court of Appeal, Second Appellate District, Case No. B190431) and the trial court denied plaintiffs’

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motion for attorneys’ fees. Plaintiffs may seek further review of the trial court’s rulings. If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Plaintiff in Gilbert P. Hyatt v. Franchise Tax Board (State of Nevada, Clark County District Court, Case No. A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys’ fees. The total judgment with interest is approximately $490 million. The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal. The State has indicated that it will vigorously pursue its appeal.

Actions Regarding Medi-Cal Reimbursements and Fees

In Orinda Convalescent Hospital Inc., et al. v. Department of Health Services et al. (Sacramento County Superior Court, Case No. 06CS01592), plaintiffs challenge a quality assurance fee charged to skilled nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that was enacted in 2004, alleging violations of the federal and State constitutions and State law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State’s receipt of federal funds. As of March 11, 2010, it is unknown what fiscal impact this matter would have upon the State’s General Fund.

Other pending cases challenge state legislation requiring reductions in Medi-Cal reimbursements to providers. In Independent Living Center of Southern California, et al. v. Shewry, et al. (U.S. District Court, Central District, Case No. CV 08-3315 CAS (MANx)), health care advocates, Medi-Cal providers and Medi-Cal recipients challenge various 10 percent rate reductions, the 10 percent “actuarial equivalent” managed care rate reductions, the hold on payments to providers for one month prior to January 2009, and delays in the annual cost of living adjustments in the state-funded SSI/SSP. Plaintiffs seek injunctive relief to prevent implementation of these measures. The district court granted in part a preliminary injunction, requiring the State, as of August 18, 2008, to pay the rates in effect prior to the 10 percent reduction. The district court thereafter issued a second preliminary injunction, restoring the rates in effect prior to the reduction, as of November 2008, for two additional categories of services. The State and plaintiffs appealed and the Ninth Circuit affirmed the preliminary injunctions. (U.S. Court of Appeals, Ninth Circuit, Case No. 08-56422.) The Ninth Circuit also found that the district court erred in making the injunction effective as of August 18, 2008, and that the injunction should apply to services rendered on or after July 1, 2008. The Ninth Circuit denied both petitions for rehearing filed by the State. The State filed a petition for certiorari in the U.S. Supreme Court. The district court amended the injunction to apply retroactively; the State filed a motion for a stay. A final decision adverse to the State in this matter could result in additional costs to the General Fund of $56 million.

In California Medical Association, et al. v. Shewry, et al. (Los Angeles County Superior Court, Case No. BC 390126), professional associations representing Medi-Cal providers seek to enjoin implementation of the 10 percent Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates federal Medicaid requirements, state laws and regulations, and the California Constitution. The trial court denied plaintiffs’ motion for a preliminary injunction. Plaintiffs filed an appeal, which was dismissed at their request. (California Court of Appeal, Second Appellate District, Case No. B210440.) Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living case, above, after final disposition of that case. A final decision adverse to the State in this matter could result in costs to the General Fund of $508.2 million.

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In California Pharmacists Association, et al. v. David Maxwell-Jolly, et al., (U.S. District Court, Central District, Case No. CV09-08200), Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the Department of Health Care Services’ use of reduced published average wholesale price data to establish reimbursement rates, and challenging the Legislature’s amendment of Welfare and Institutions Code section 14105.45 and enactment of Welfare and Institutions Code section 14105.455. Plaintiffs seek injunctive relief based on alleged violations of federal law. As of March 11, 2010, it is unknown what fiscal impact this case would have on the State’s General Fund.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al. (Los Angeles County Superior Court, Case No. BC 406372), filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages, injunctive relief, and a writ of mandate based on alleged violations of State law and the federal and state Constitutions. As of March 11, 2010, it is unknown what fiscal impact this case would have on the State’s General Fund.

Action to Increase Amount of State Aid for Dependent Children

In a statewide class action, Katie A., et al. v. Bonta, et al. (U.S. District Court, Central District, Case No. CV 02-05662 AHM (SHx)), plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care. The district court issued a preliminary injunction ordering the state defendants to provide additional services to class members. Further, the court ordered the state defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to a consensus on whether the court should appoint a special master. On appeal (U.S. Court of Appeals, Ninth Circuit, Case No. 06-55559), the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings. Plaintiffs filed another motion for preliminary injunction in the district court. The district court vacated the motion without prejudice and appointed a special master to assist the parties in resolving differences. As of March 11, 2010, it is unknown what financial impact this litigation would have on the State’s General Fund.

Local Government Mandate Claims and Actions

In litigation filed in November 2007, California School Boards Association, et al. v. State of California, et al. (San Diego County Superior Court, Case No. 37-2007-00082249-CU-WM-CTL), plaintiffs, including the San Diego County Office of Education and four school districts, allege the State has failed to appropriate approximately $900 million for new state-required programs or services in violation of the California Constitution. Plaintiffs sought declaratory and injunctive relief, including an order compelling reimbursement. The trial court ruled that the legislature had improperly failed to fund State education mandates, but refused to grant writ relief for the $900 million sought by the plaintiffs. The State has appealed the ruling regarding the failure to fund mandates, and plaintiffs filed a cross-appeal of the denial of an order to pay $900 million allegedly owed (Court of Appeal, Fourth Appellate District, Case No. D055659). The trial court judgment has been stayed pending resolution of the appeal. As of March 11, 2010, it is unknown what fiscal impact this matter would have upon the State’s General Fund.

In Department of Finance v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 03CS01432), the Department of Finance is seeking to overturn a determination of the Commission on State Mandates that a state law requiring the development of a behavioral intervention plan for certain children receiving special education services exceeds the federal requirements for individualized education plans and therefore is an unfunded state mandate. The parties have reached a settlement agreement, subject to legislative approval, under which the State would pay school districts $510 million in retroactive reimbursements over six years starting in fiscal year 2011-12, and which would permanently increase the special education funding formula by $65 million annually, beginning in fiscal year 2009-10. If the Legislature does not approve the settlement, trial in this matter is set for December 2010.

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In January 1987, the Commission on State Mandates determined that a test claim known as Graduation Requirements constitutes a reimbursable state-mandated program by requiring completion of a second science course for graduation from high school. An eligible claimant is any school district or county office of education as defined in Government Code Section 17519, except for community college districts, that incur increased costs as a result of the mandate. In November 2008, following court action on consolidated cases involving challenges to the State Controller’s Office reduction of claims (San Diego Unified School District, et al. v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 03CS01401) and Woodland Joint Unified School District v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 05CS01401)), the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs. (CSM 4181A, 04-PGA-30, 05-PGA-05, and 06-PGA-05). Historically, education-related state mandate claims are funded from monies provided to meet the Proposition 98 Guarantee. The Commission’s adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year. As of March 11, 2010, the Department of Finance was preparing to appeal the Commission’s decision.

Actions Relating to Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts (the “Amended Compacts”) between the State and five Indian Tribes (the “Five Tribes”). Those Amended Compacts are being challenged in two pending cases, as described below. A decision unfavorable to the State in the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Southern District, Case No. 04 CV 1151 W (WMc)) plaintiff (the “Rincon Band” or “Rincon”) sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State’s compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band’s market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the State breached Rincon’s compact, principally by incorrectly calculating the total number of gaming device licenses the State is authorized to issue tribes with compacts identical to Rincon’s compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, the claim regarding the total number of gaming device licenses, and a claim for damages sought for a separate alleged breach of compact but did not dismiss Rincon’s other breach of compact claims, including a claim that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The district court entered a separate judgment with respect to the dismissed claims, and Rincon appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 06-055259). On appeal, the Rincon Band did not challenge the validity of the Amended Compacts. The Ninth Circuit reversed the dismissal of the claim involving the authorized number of gaming device licenses and affirmed the dismissal of Rincon’s claim for damages. The U.S. Supreme Court denied the State’s petition for certiorari, seeking review of the Ninth Circuit’s decision to allow the challenge to the number of authorized gaming device licenses to proceed in the absence of other tribal parties. In the district court, Rincon’s request for summary judgment on its claim regarding the authorized number of gaming device licenses is pending. The district court granted summary judgment for Rincon on its claim that the State failed to negotiate a compact amendment in good faith and denied summary judgment on other Rincon claims regarding negotiation of a compact amendment and disposition of licenses issued to tribes with amended compacts, and both parties appealed. The Ninth Circuit denied the State’s request to ask the California Supreme Court to interpret a State constitutional provision regarding the State’s authority to negotiate gaming compacts with tribes.

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Hollywood Park Land Company, LLC, et al. v. Golden State Transportation Financing Corporation, et al. (Sacramento County Superior Court, Case No. 06AS00166) is an action brought by various horse racetrack interests, challenging the validity of the proposed issuance of tribal gaming bonds. Plaintiffs claim that the bonds violate provisions of the California Constitution and seek injunctive relief. The Gabrielino-Tongva Tribe and a tribal councilman filed a notice of appearance and contest the validity of the bonds and the bond contracts. Additionally, they seek a declaration that provisions of the Amended Compacts are invalid and void and a declaration that California Code of Civil Procedure Section 1811, which addresses remedies for alleged violation of tribal gaming compacts, violates the due process rights of the tribe and its members. The trial court granted judgment in favor of the defendants; the Court of Appeal upheld the dismissal (California Court of Appeal, Third Appellate District, Case No. C057166). The California Supreme Court issued an order on February 22, 2010, extending the period for the Court to determine whether to review this matter through April 2, 2010.

In San Pasqual Band of Mission Indians v. State of California, et al. (U.S. District Court, Southern District, Case No. 06 CV 0988 LAB AJB), plaintiff seeks a declaration that more aggregate slot machine licenses are available for issuance to all tribes that signed compacts with the State (the 1999 Compact) than the number of such licenses determined by the State in 2002. Should relief be granted and more licenses become available, the Five Tribes’ obligations to continue to fund State transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated that the license pool created by the 1999 Compact would remain fixed at the number determined by the State. An expanded license pool would thus present questions about the Five Tribes’ monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts. The district court dismissed the complaint, and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 07-55536). The Ninth Circuit reversed the district court order and remanded the matter to the district court.

In a separate action, Twenty-Nine Palms Band of Mission Indians v. Stanislaus, et al. (U.S. District Court, Central District, Case No. EDCV 08-1753 VAP), plaintiff tribe seeks an injunction and a declaration that federal law exempts from state taxation (1) monetary distributions made to tribe members and derived from its casino gambling operation profits, and (2) income earned by tribe members by means of employment at the tribe casino. As of March 11, 2010, it is unknown what the fiscal impact of this matter might be upon the General Fund, should the plaintiff obtain a favorable ruling that may be applicable to other similarly situated taxpayers.

Prison Health Care Reform and Reduction of Prison Population

The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system, which is operated by CDCR and affects approximately 33 prisons throughout the State, exceeds $1.8 billion. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 01-1351 TEH) is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger (U.S. District Court, Eastern District, Case No. CIV S-90-0520 LKK JFM P) is a class action regarding mental health care; and Perez v. Tilton (U.S. District Court, Northern District, Case No. C 05-05241 JSW) is a class action regarding dental health care. A fourth case, Armstrong v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. As of March 11, 2010, ongoing costs of remedial activities have been incorporated into the State’s budget process to date. However, as of that date, it is unknown what financial impact this litigation would have on the State’s General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care. The Receiver filed a motion in the Plata case, asking the court to hold the Governor and State Controller in contempt of court for failing to fund prison health care capital projects the Receiver wishes to construct and to order the State to pay $8 billion to fund such projects. On October 27,

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2008, the district court ordered the State to transfer $250 million to the Receiver. The court indicated it would proceed later with the additional amounts requested by the Receiver. The State appealed that order and the Ninth Circuit Court of Appeals dismissed the State’s appeal for lack of jurisdiction, stating that the order to pay $250 million was an interim order in the contempt proceedings. The district court also denied the State’s motion to terminate the Receiver, and the State appealed that order.

In Plata and Coleman, discussed above, a three-judge panel was convened to consider plaintiffs’ motion for a prisoner-release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care. After a trial, the panel ordered the State to prepare a plan for the release of approximately 46,000 prisoners over two years. The State has filed a prisoner-release plan with the three-judge panel and filed an appeal in the U.S. Supreme Court.
Actions Seeking Americans with Disabilities Act Compliance for Pedestrian Facilities

The State highway system includes approximately 2,500 miles of conventional (non-freeway) highways that include sidewalks and other pedestrian facilities. The Department of Transportation’s (“CalTrans”) current design standards include Americans with Disabilities Act (“ADA”)-compliant standards for new construction, but a significant portion of previously-constructed intersections at existing locations either remain to have curb ramps installed, or have previously-installed ADA curb ramps that need modification to meet evolving ADA standards. In addition, appellate decisions have extended the applicability of ADA requirements to sidewalks. Californians for Disability Rights, Inc., et al. v. California Department of Transportation, et al. (U.S. District Court, Northern District, Case No. C 06-5125 SBA and Alameda County Superior Court, Case No. RG 08376549) are class actions on behalf of mobility-impaired and visually-impaired Californians alleging violations of the ADA and Section 504 of the Rehabilitation Act regarding these pedestrian facilities. The lawsuits attempt to accelerate and expand the Department’s ongoing ADA efforts on existing facilities. Funding for both new construction and remedial work associated with such efforts comes from the State Highway Account. Since 1995, the Department’s ADA compliance costs have exceeded $100 million. The parties have reached a settlement agreement in the federal action, pursuant to which the State would expend $1.1 billion over thirty years to be paid from the State Highway Operations account. A hearing regarding the settlement is anticipated in April 2010, after class members are provided notice and an opportunity to comment or object. The State court action has been tentatively dismissed contingent upon approval of the settlement in the federal action.

Construction-Related Actions Against the Department of Transportation

Willemsen, et al. v. State of California, et al. (San Bernardino County Superior Court, Case No. RCV 071843) is an inverse condemnation action, nuisance and negligence action arising out of construction, maintenance and operation of a state highway. It was originally filed by the owners of 595 homes who sought damages in the amount of $600 million, alleging excessive dust and noise as well as structural damage to some of the homes. Approximately half of the plaintiffs are no longer pursuing these claims.

A pending litigation matter, Otay River Constructors v. South Bay Expressway, et al. (San Diego County Superior Court Consolidated Action, Case No. GIC 869386), relates to an agreement between CalTrans and South Bay Expressway (“SBX”) for the design, construction and operation of a private-public partnership project in San Diego County. SBX contracted with Otay River Constructors (“ORC”) for the design and construction of the project, consisting of: (1) the privately-funded toll road initially contemplated by the parties; and (2) the publicly and privately funded gap and connector project to connect the toll road to existing state highways. ORC sued SBX, alleging cost overruns on the gap/connector project were caused by SBX, and SBX cross-complained against CalTrans for breach of contract and indemnification, seeking $295 million in damages. Trial was set for January 2010. In separate pending arbitration relating to the toll road, SBX is seeking approximately $278 million in damages based on the same theories as in the gap/connector litigation. ORC has filed a motion to join this arbitration with the litigation.

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RATING AGENCIES’ ACTIONS

As of March 10, 2010, Fitch, Standard & Poor’s and Moody’s rated the State’s general obligation bonds, respectively, BBB, A- and Baa1. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

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APPENDIX C

ADDITIONAL INFORMATION CONCERNING NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to offerings of New York bond issues, the most recent such official statement being dated May 15, 2009, as supplemented as of March 2, 2010. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New York issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

CURRENT ECONOMIC OUTLOOK

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The National Economy

The release by the U.S. Bureau of Economic Analysis of its first estimate of economic growth for the fourth quarter of 2009 reinforces the belief that the national recovery that began in the third quarter of last year picked up substantial momentum by the end of the year. The national economy expanded 5.7 percent in the fourth quarter of 2009. Real household spending grew 2.0 percent, which is still weaker than most prior recoveries, indicating the continued impact of a historically weak labor market and tight credit markets. The strengthening global economy resulted in export growth, and nonresidential fixed investment, led by investment in equipment and software, ended its five-quarter string of declines with fourth quarter growth of 2.9 percent. Finally, a change in inventories of over $100 billion made a substantial contribution to fourth quarter growth. As of February 2010, the State’s Division of the Budget (“DOB”) projects growth of 3.1 percent in real U.S. Gross Domestic Product for 2010, following a decline of 2.4 percent for 2009.

The U.S. Bureau of Labor Statistics has released its 2009 benchmark revision to the national employment data. The revised data indicate that, as of early 2010, about 8.4 million jobs have been lost since the start of the recession of 2008-09. Only 20,000 jobs were lost in January 2010, indicating a labor market turning point in the first quarter of 2010. On an annual average basis, as of February 2010, DOB projects a decline of 0.3 percent for 2010, following a historic decline of 4.3 percent for 2009. The projection reflects the Census Bureau’s February 2010 estimate that 1.2 million temporary jobs will be created to conduct the Census.

The outlook as of February 2010 calls for the national recovery to gain momentum throughout 2010, in large part led by a turnaround in business equipment and software spending and the end of the largest inventory correction since the 1930s. However, there are significant risks to this forecast. Although credit markets have improved substantially since February 2009, uncertainty remains about the quality of bank assets throughout the global financial system. The growing international volume of sovereign debt reflecting attempts by governments, including the United States, to hasten the pace of economic recovery, continues to create uncertainty. The large overhang of commercial real estate and related debt remains yet another source of risk. A negative credit market shock could result in a major setback to recoveries around the globe. Similarly, if the labor market fails to recover as projected, household spending, which still accounts for about two-thirds of the economy, could falter. On the positive side, lower than expected energy prices and inflation would give households more power to spend and could increase the speed of the recovery. The forecast as of February 2010 reflects continued spending under the Federal stimulus package as passed in February 2009. If the U.S. Congress should enact more stimulus spending than currently assumed, the recovery could proceed more quickly than is reflected in this forecast.

The New York State Economy

As of February 2010, the most recent data indicated that employment and wages for the second half of 2009 were weak. The release of the 2009 benchmark revision to the national employment data showed steep year-over-year declines in the third and fourth quarters of 2009. National employment trends represent key inputs to DOB’s forecast for the State labor market. The DOB estimates State employment to have fallen 2.9 percent for 2009, to be followed by a decline of 0.6 percent for 2010. Private employment is expected to decline by 3.5 percent for 2009, followed by a decline of 0.9 percent for 2010. Correspondingly, the expected decline in State wages estimated for 2009 reflects a historic decline of 7.0 percent. Total State wages are projected to rise 3.5 percent for 2010.

All of the risks to the U.S. forecast apply to the State forecast as well, although the credit crisis and equity market volatility pose a particularly large degree of uncertainty for New York, as the nation’s financial capital. If political pressures result in financial sector firms reducing the cash portion of bonuses further than projected, State wages and the economic activity generated by the spending of those wages could be lower than expected. An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should the State’s commercial real estate market weaken further than anticipated, taxable capital gains realizations could be negatively affected. These effects would ripple though the State economy, depressing both employment and wage growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonus growth than projected.

FINANCIAL PLAN RESERVES AND RISKS

The Updated Financial Plan forecast is subject to many complex economic, social, and political risks and uncertainties, many of which are outside the ability of the State to control. These include, but are not limited to: the performance of the national and State economies; the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; the impact of financial and real estate market developments on bonus income and capital gains realizations; the impact of consumer spending on State tax collections; increased demand in entitlement- and claims-based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the municipal bond market; litigation against the State, including, but not limited to, potential challenges to the constitutionality of certain tax actions authorized in the budget, the method of calculating the local share of the amount of Medicaid spending that is paid for by the Federal government (known as the Federal Medicaid assistance percentage or “FMAP”), and the outcome of a class action suit alleging discrimination in the administration of a civil service test between 1996 and 2006; and actions taken by the Federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules.

There can be no assurance that the Legislature will not make changes to the Executive Budget that have an adverse impact on the budgetary projections set forth herein, or that it will take final action on the Executive

Budget before the start of the new fiscal year on April 1, 2010. Furthermore, there can be no assurance that the budget gaps in the 2009-10 fiscal year or future years will not increase materially from February 2010 projections. If this were to occur, the State would be required to take additional gap-closing actions. These actions may include, but are not limited to, additional reductions in State agency operations; suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In nearly all cases, the ability of the State to implement these actions requires the approval of the Legislature or other entities outside of the control of the Governor.

The forecast contains specific transaction risks and other uncertainties including, but not limited to, full implementation of the deficit reduction plan (“DRP”) in the 2009-10 fiscal year, including transactions related to Battery Park City Authority ($200 million) and the video lottery terminal (“VLT”) franchise payment ($300 million), which would require additional cash management actions in the 2009-10 fiscal year if these do not occur as planned; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; and the achievement of cost-saving measures including, but not limited to, administrative savings in State agencies, including workforce management initiatives, and the transfer of available fund balances to the General Fund at the levels projected as of February 2010. Several transactions are dependent upon the actions of third parties, including those involving the Battery Park City Authority, the VLT franchise payment, and certain workforce management actions that need to be negotiated with the unions representing State employees. As of February 2010, ongoing delays continue to surround the award of the VLT franchise and have the potential to impact the timing of the expected franchise payment. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in 2009-10.

The Updated Financial Plan assumes the Federal government will authorize a six-month extension (January 1, 2011 through June 30, 2011) of the higher FMAP authorized in the American Recovery and Reinvestment Act (“ARRA”). If the FMAP extension is not approved, or approved at a reduced level, then additional gap-closing actions will be required by the State.

An additional risk is the cost of potential collective bargaining agreements and salary increases for judges (and possibly other elected officials) that may occur in 2009-10 and beyond. The Updated Financial Plan includes the costs of a pattern settlement for all unsettled unions, the largest of which represents costs for fiscal years 2009-10 and 2010-11 for the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”). There can be no assurance that actual settlements will not exceed the amounts included in the Updated Financial Plan. Furthermore, the current round of collective bargaining agreements expires at the end of 2010-11. The Financial Plan does not include any costs for potential wage increases beyond that point.

As of February 2010, the Updated Financial Plan does not include estimates of the costs or savings, if any, that may result if the Federal government were to approve comprehensive changes to the nation’s health care financing system. There is a risk that Federal changes could have a materially adverse impact on the State’s Financial Plan projections in future years. DOB expects to provide a more comprehensive assessment as events warrant.

In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. Special considerations include the following:

Budget Gap

The Governor has proposed approximately $3.2 billion in actions to eliminate the estimated 2009 budget gap. Approximately three-quarters of the proposed actions require the approval of parties, including the State Legislature and officials at other levels of government that are outside the control of the executive.

There can be no assurance that the budget gaps in 2009 or subsequent years will not increase materially from November 2009 projections. If an increase were to occur, the State would be required to take additional gap-closing actions. These may include, but are not limited to, additional reductions in State agency operations; deferral of planned payments to the State retirement system, school districts, vendors, local governments, service providers, or other entities; suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In many cases, the ability of the State to implement these actions requires the approval of the Legislature or other entities outside of the control of the executive.

The most significant new gap-closing resource is an anticipated six-month extension of a higher FMAP for eligible State Medicaid expenditures. On February 1, 2010, President Obama released his Executive Budget for Fiscal Year 2011. The President’s Budget recommends a six-month extension of the temporary increase in the FMAP that was authorized in ARRA. Under ARRA, the higher FMAP for eligible Medicaid expenditures in effect as of 2010 would expire on December 31, 2010. As of February 2010, DOB estimates that, if approved, the extension of higher FMAP through June 30, 2011 would provide approximately $1.1 billion in Financial Plan savings in both the 2010-11 and 2011-12 fiscal years.

State Workforce Reductions Initiatives

On March 24, 2009, the Executive Branch announced that it would implement a workforce reduction plan (“WRP”). DOB expected that the WRP would result in a State workforce reduction equivalent to approximately 8,700 employees, and would generate savings of approximately $160 million in 2009-10 growing to over $300 million in 2010-11. On April 7, 2009, DOB directed all State agencies to prepare WRPs to be submitted to DOB by April 21, 2009. The State workforce subject to Executive control finished 2008-09 at 136,490 positions compared to the Executive Budget estimate of 137,745, a decline of 1,255. In 2009-10, this portion of the workforce was expected to be reduced to 128,803 positions, a reduction of 7,687.

As of November 2009, the Financial Plan had been revised to reflect the agreement between Governor Paterson and the State’s two largest public employee unions (the Civil Services Employees Association (“CSEA”) and the Public Employees Federation (“PEF”)) in order to achieve alternative savings through measures other than potential layoffs. The agreement assumed $260 million in savings over two years through a severance payment program, the elimination of funded vacancies, and employee attrition. The DOB-approved agency plans would achieve those $260 million in cost-reductions and were reflected in the Financial Plan. As of November 2009, the State indicated that it continues to work toward enactment of Tier V and the implementation of Voluntary Reduction in Work Schedule, which are the other components of the agreement. As such, they were not yet reflected in the Financial Plan as of November 2009.

Labor Settlements

As of May 2009, the State had reached labor settlements with several labor unions: the Civil Service Employees Association, the Public Employees Federation, the United University Professions (the “UUP”), District Council 37, and the Police Benevolent Association. Under the terms of these four-year contracts, which run from April 1, 2007 through April 1, 2011 (July 2, 2007 through July 1, 2011 for the UUP), employees will receive pay increases of 3 percent annually in 2007-08 through 2010-11 and 4 percent in 2011-12. Pursuant to the Governor’s directive, most non-unionized “management/confidential” will not receive the planned general salary increase, merit awards, longevity payments, and performance advances in 2009-10.

As of October 2008, the State had reached a labor settlement with the union representing New York State Troopers. The union ratified the contract and, as of October 2008, DOB expected the Legislature to authorize a pay bill later in the 2008-09 fiscal year. In 2008-09, the General Fund costs of the agreement were expected to be financed in their entirety with existing reserves earmarked for this purpose. In addition, DOB recalculated the expected impact of the existing labor settlement with UUP based on updated information.

As of May 2009, other unions representing uniformed correctional officers, graduate students, and security/park police had not reached settlements with the State. The Enacted Budget Financial Plan included a spending reserve of approximately $400 million in 2009-10 and $275 million in both 2010-11 and 2011-12 to finance potential agreements with unsettled unions. The reserve was calculated on the assumption that the agreements would have terms and conditions comparable to the contracts that have been ratified by other unions, including CSEA and PEF. As of November 2009, the recent binding arbitration awards for Corrections Officers and Supervisors and the settlement with investigators and senior investigators in the Division of State Police added costs above the pattern of settlements. The costs of the awards were accounted for in the Updated Financial Plan projections as of November 2009. However, it is possible that additional increases will be granted to these unions as part of ongoing negotiations (as well as the unions that cover graduate students and Park Police).

School Supportive Health Services

The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services has conducted six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. As of May 2009, OIG had issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While, as of May 2009, CMS had not taken any action with regard to the disallowances recommended by OIG, CMS was deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

Federal Regulations

Federal regulations pose a risk to State finances, particularly in the area of health care. CMS has attempted to promulgate regulations that, among other actions, seek to limit reimbursement to public providers to actual costs. These regulations were under a Congressional moratorium until July 1, 2009. Although the moratorium on regulations governing public provider cost limits, graduate medical education and rehabilitation services was not extended, the Federal Stimulus bill contained a “Sense of the Congress” provision that the Secretary of Health and Human Services should not promulgate these three regulations in final form. However, Congress also required that an independent assessment of these regulations be conducted to better understand the impact nationwide. Lewin and Associates was retained by CMS to complete this review, and, as of November 2009, a draft report is expected to be released before the end of 2009. Based on data provided by New York State to Lewin and Associates, these regulations, if implemented, would result in a decrease in Federal aid to New York State of some $2.4 billion—$1.7 billion associated with limiting public provider reimbursement to cost and $700 million stemming from the graduate medical education regulation and the rehabilitation services regulation. These reductions would impact a myriad of State services and programs, including hospitals, clinics, nursing homes, mental hygiene services, the Early Intervention Program and schools.

New York City Personal Care Audit

The OIG of the United States Department of Health and Human Services released a September 2008 draft audit with regard to Medicaid reimbursement for personal care services in New York City. The draft audit reviewed claims for the period July 1, 2004 through December 31, 2006. Based upon their review, the OIG called for the State to repay an estimated $815 million in Federal Medicaid because payments were not supported with required medical exams and social and nursing assessments. Both New York City and the Department of Health (“DOH”) disagree with these findings and, as of May 2009, were in the process of conducting their own claims review. On February 10, 2009, DOH submitted its formal response to OIG contesting the audit findings. As of May 2009, OIG had shared no additional comments.

Debt Reform Cap

Projections as of May 2009 reflected that the level of State-supported debt outstanding and debt service costs would continue to remain below the limits imposed by the Debt Reform Act of 2000 (the “Debt Reform Act”) through 2011-12. However, as of May 2009, the State had entered into a period of significantly declining debt capacity. Based on the personal income and debt outstanding forecasts, as of May 2009, the State was expected to exceed the debt outstanding cap in 2012-13 by approximately $300 million. As of May 2009, the State expected to propose actions in the 2010-11 Executive Budget in order to stay within the statutory limitations.

Based on the updated forecasts in the Updated Financial Plan as of November 2009, debt outstanding and debt service costs over the plan period were expected to remain below the limits imposed by the Debt Reform Act. However, the available room under the debt outstanding cap was expected to decline from $6.8 billion in 2009-10 to $52 million in 2012-13. These projections, contained in the Second Quarterly Update to the official statement, released by the State of New York in November 2009 (the “Second Quarterly Update”), represent a decline in projected debt capacity as compared to the First Quarterly Update to the official statement, released by the State of New York in July 2009 (the “First Quarterly Update”), which estimated that about $762 million in capacity would be available in 2012-13. The revisions primarily reflect the timing of bonding for City University of New York (“CUNY”) and economic development purposes, as offset by a slightly improved forecast for State personal income in future years. The changes to the debt reform projections over the last few quarters since November 2009 demonstrate the sensitivity of the cap calculations to volatility in State personal income levels and other economic factors. As of November 2009, the State indicated that measures to adjust capital spending and debt financing practices may be needed for the State to stay in compliance with the legal debt limit.

Financial Plan Reserves

In January 2007, the State created a new statutory Rainy Day Reserve that has an authorized balance of 3 percent of General Fund spending. The Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The State made its first deposit of $175 million in 2007-08. The Tax Stabilization Reserve has an authorized balance of 2 percent of General Fund spending and can be used only to cover unforeseen year-end deficits.

As of May 2009, the State had projected that General Fund reserves would total $1.4 billion at the end of 2009-10, with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $151 million designated for subsequent use. The $1.2 billion of undesignated reserves included a balance of $1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, and $21 million in the Contingency Reserve Fund for litigation risks.

As of May 2009, the designated reserves consisted of $78 million in the Community Projects Fund to finance existing “member-item” initiatives, and $73 million set aside for debt management purposes.

Other Financial Plan Risks

The Financial Plan forecast as of May 2009 contained specific transaction risks and other uncertainties, including, but not limited to, the development of new VLT facilities; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; the enforcement of certain tax regulations on Native American reservations; the timing and value of proceeds from the sale of Wellpoint stock expected to finance certain health care spending; and the achievement of cost-saving measures, including, but not limited to, administrative savings in State agencies through the WRP and the transfer of available fund balances to the General Fund, at the levels projected as of May 2009. As of May 2009, the State indicated that such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the year 2009.

Finally, the State emphasized that there could be no assurance that (1) receipts would not fall below projections, requiring additional budget-balancing actions in the year 2009, and (2) the gaps projected for years subsequent to 2009 would not increase materially from the projections set forth herein.

As of May 2009, the recent market volatility and the decline in the market value of many equity investments had negatively impacted the assets held for the New York State and Local Retirement Systems (the “Systems”). In DOB’s view, these or subsequent downturns in financial markets would not affect the State’s contributions to the Systems for fiscal year 2009 (which was based on the value of the assets as of April 1, 2007 and has already been paid) or the estimated contribution to the Systems for fiscal year 2010 (which is based on the value of the pension fund and its liabilities as of April 1, 2008). However, such downturns would result in an increase in the amount of the contributions required to be made for fiscal years after fiscal year 2010. The amount of such increases would depend, in part, on the value of the pension fund as of each April 1 as well as on the present value of the anticipated benefits to be paid by the pension fund as of each April 1. For fiscal year 2011, the Office of the State Comptroller (“OSC”) anticipates a significant increase in contributions as compared to fiscal year 2010.

2009-10 ENACTED BUDGET FINANCIAL PLAN OVERVIEW

The Enacted Budget for 2009-10 contained a plan to close the largest budget gap faced by the State to that point. As of May 2009, the combined current-services budget gap for 2008-09 and 2009-10 totaled $20.1 billion (2008-09: $2.2 billion; 2009-10: $17.9 billion), before the gap-closing actions approved by the Governor and Legislature and the receipt of extraordinary Federal aid. For perspective, the two-year budget gap that needed to be closed was equal to approximately 37 percent of total General Fund receipts in 2008-09. The cumulative gap for the five-year planning period from 2008-09 through 2012-13, before approved gap-closing actions, totaled $85.2 billion.

The combined current-services gap for 2008-09 and 2009-10 grew steadily over 2008-09, increasing four-fold between May 2008 and May 2009. The $15 billion increase in the combined gap, to $20.1 billion, was due almost exclusively to the precipitous decline in projected receipts, reflecting the severity of the 2008-09 economic downturn and dislocation in the financial markets. The 2008-09 recession has been characterized by a loss of vast sums of wealth from depressed equity and real estate markets. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed nationwide since the third quarter of calendar year 2007. The DOB expected this to have a substantial impact on taxable income and, by extension, State tax receipts. To understand the impact of the downturn on income, a comparison to the last recession is instructive: New York State adjusted gross income fell by $28 billion in 2001 and another $21 billion in 2002, following the collapse of the high-tech/Internet bubble and the attacks of September 11. In contrast, gross income losses of $52 billion in 2008-09 and $53 billion in 2009-10—or more than twice the last recession—were projected as of May 2009.

Addressing the Budget Gaps

The gap-closing plan for 2008-09 and 2009-10 was enacted in two parts. First, in early February 2009, the Governor and Legislature approved a deficit reduction plan for 2008-09 (the “2008-09 DRP”). The 2008-09 DRP provided approximately $2.4 billion in savings over the two-year period, reducing the combined gap from $20.1 to $17.7 billion. Second, in March 2009, the Governor and Legislature reached final agreement on a budget for 2009-10, with the Legislature completing action on all appropriations and enabling legislation to implement the budget on April 3, 2009 (all debt service appropriations for 2009-10 were enacted on March 5, 2009). The Enacted Budget Financial Plan included $11.5 billion in gap-closing actions, beyond the $2.4 billion approved in the 2008-09 DRP, for a total of $13.9 billion in gap-closing actions. (The gap-closing plan described herein refers to the combined actions taken in the 2008-09 DRP and the Enacted Budget for 2009-10, unless otherwise noted.)

To close the two-year budget gap in 2008-09 and 2009-10, the Governor and Legislature approved a total of $13.9 billion in gap-closing actions, including $6.5 billion in actions to restrain spending, $5.4 billion in actions to increase receipts, and $2 billion in non-recurring actions (more than half of which were used in 2008-09 to close a gap that opened in the last half of the fiscal year). The most significant actions include freezing the foundation aid and Universal Pre-Kindergarten education aid programs at 2008-09 levels; eliminating the Middle-Class School Tax Relief (“STAR”) rebate program (but maintaining the STAR exemption program that was expected to provide $3.5 billion in property tax relief); instituting Medicaid cost-containment; reducing the size of the State workforce; and increasing personal income tax rates on high-income earners.

In addition, the gap-closing plan includes $6.15 billion in direct fiscal relief that the Federal government is providing to the State under ARRA to stabilize State finances and help prevent reductions in essential services. This extraordinary aid consists of $5 billion in State savings resulting from a temporary increase in FMAP and $1.15 billion in Federal aid provided by the ARRA State Fiscal Stabilization Fund (“SFSF”) to restore proposed reductions in education, higher education, and other essential government services.

Budget Outcomes

As of May 2009, DOB estimated that, after gap-closing actions and Federal aid, the General Fund and the Health Care Reform Act (“HCRA”) Financial Plan for 2009-10 would be balanced, and would leave budget gaps of $2.2 billion in fiscal year 2010-11, $8.8 billion in fiscal year 2011-12, and $13.7 billion in 2012-13. As required by law, the State ended the 2008-09 fiscal year in balance in the General Fund and HCRA. The State received $1.3 billion in Federal aid under ARRA in 2008-09, of which $624 million was used to eliminate the 2008-09 gap, and $675 million was applied to close a portion of the 2009-10 gap. Based on DOB’s estimates as of May 2009, the cumulative budget gap for the five-year period (2008-09 through 2012-13) had been reduced from $85.2 billion to $24.6 billion, a reduction of approximately $60.6 billion—or over 70 percent—from the current-services forecast. (The State has indicated that estimates beyond 2009-10 are meant to provide a general perspective on the State’s long-term operating forecast, and are revised and updated quarterly.)

Annual growth of the State-financed portion of the budget—that is, spending financed directly by State residents through State taxes, fees, and other revenues—held nearly flat. As of May 2009, General Fund disbursements, including transfers to other funds, were expected to total $54.9 billion in 2009-10, an increase of $301 million (0.6 percent) from 2008-09 results. As of May 2009, projected General Fund spending for 2009-10 was reduced by $8.7 billion compared to the current-services forecast. As of May 2009, State Operating Funds spending, which excludes Federal operating aid and capital spending, was projected to total $78.7 billion in 2009-10, an increase of $574 million (0.7 percent) over 2008-09 results. As of May 2009, State Operating Funds spending in the Enacted Budget Financial Plan was reduced by $9.4 billion compared to the current-services forecast.

Elements of the Gap-Closing Plan

Before the dramatic economic events of 2008, the sustained growth in spending commitments since the last economic recovery was the principal contributor to the State’s growing budget gaps. Over 2008-09, however, the precipitous decline in actual and projected receipts caused by the economic downturn was the dominant cause of the extraordinary increase in the budget gaps. This is illustrated by looking at the combined budget gap for 2008-09 and 2009-10. In May 2008, the projected gap of $5 billion was driven almost exclusively by expected spending growth. In contrast, the $15 billion incremental increase to the combined gap since that time is almost entirely due to the worsening outlook for receipts.

Accordingly, as of May 2009, the gap-closing plan under the State’s control (that is, excluding Federal aid) was weighted toward spending restraint, but also relied on substantial tax and fee increases. Actions to restrain spending constituted approximately 46 percent of the State portion of the gap-closing plan. Actions to increase receipts constituted approximately 39 percent of the plan. Non-recurring resources made up the remainder.

Spending Restraint

Under the Enacted Budget, actions to restrain General Fund spending were to affect most activities funded by the State. As of May 2009, General Fund spending in the Enacted Budget Financial Plan was projected to total $54.9 billion in 2009-10, an increase of $301 million over 2008-09 results. General Fund spending was reduced by $8.7 billion from 2009 services levels.

The most significant actions recommended in the Enacted Budget Financial Plan to restrain General Fund spending included the following:

•

A reduction of $2.0 billion in Medicaid/HCRA spending through cost-containment measures, including rate reductions; updating the base year on which rates are calculated; re-establishing certain industry assessments; financing a greater share of Medicaid spending through HCRA; eliminating a planned human services Cost-of-Living Adjustment (“COLA”) in 2009-10; and other targeted public health and aging reductions. In addition, the Enacted Budget authorized savings actions to fully eliminate the HCRA operating deficit, including an increase in the Covered Lives Assessment, instituting a tax on for-profit Health Maintenance Organizations (“HMOs”), and increasing certain surcharges;

•

A reduction of $1.7 billion in STAR spending by eliminating the Middle-class STAR program (but maintaining the STAR exemption program that would continue to provide tax relief); reducing the personal income tax credit for New York City taxpayers; and adjusting the timing of reimbursement to New York City;

•

A reduction of $948 million in School Aid spending on a State fiscal year basis by maintaining selected aids at 2008-09 school year levels; extending the phase-in of foundation aid and the Universal Pre-Kindergarten (“UPK”) program from four to seven years; and authorizing additional lottery games that would increase projected resources available to education;

•

A reduction of $392 million in mental hygiene spending by eliminating a cost-of-living increase for providers; instituting programmatic reforms to align reimbursement with actual costs (including closing, consolidating, and restructuring facility operations, thereby reducing the planned workforce by 865 positions); maximizing available Federal aid; and other measures;

•

A reduction of $252 million in higher education spending through tuition increases at public universities approved by the State University of New York (“SUNY”) and CUNY Boards of Trustee; reducing support for the four statutory colleges at Cornell University and the College of Ceramics at Alfred University; assessments on the SUNY and CUNY research foundations; inclusion of public sector pension income in Tuition Assistance Program (“TAP”) determinations; and other savings;

•

A reduction of $217 million in public safety spending by closing three prison camps and various annexes in correctional facilities; improving parolee release and violation processes; eliminating farm operations at correctional facilities; reducing programs for inmates; and other operational changes;

•

A $192 million reduction of human services spending by increasing the level of Federal funding that local districts are required to spend on child welfare services, eliminating the human services COLA; lowering reimbursement for optional, community-based preventative services; closing or downsizing 11 underutilized facilities (8 residential facilities and 3 non-residential facilities); and other measures;

•

A reduction of $152 million in transportation spending by reducing the General Fund subsidy to the Dedicated Highway and Bridge Trust Fund (“DHBTF”) (which was to be made possible by an increase in certain fees) and to transit systems; and lowering spending on Department of Transportation (“DOT”) operations consistent with overall reduction in planned capital activities;

•

A reduction of $134 million in member item funding by eliminating deposits into the Community Projects Fund for the Governor and Assembly that had been authorized in prior years. The Enacted Budget included $170 million in new member item deposits split equally between the Senate and Assembly. The new legislative deposits were scheduled to be made in 2010-11 and 2011-12. The Governor had not accepted any new member-item funding as of May 2009;

•

A reduction of $97 million in local government aid by holding aid and incentive payments for cities, towns, and villages outside of New York City at 2008-09 levels; reducing VLT aid; and other measures; and

•

A reduction of $28 million in other education aid by reducing funding for, among other things, attendance-taking requirements at non-public schools, library aid, prior-year claims, and supplemental funding for certain after-school programs.

The gap-closing plan counted on savings from instituting the WRP. The WRP was to reduce the State Executive Branch workforce by approximately 8,700 unionized employees through attritions, layoffs, and abolitions of funded vacancies. These reductions were to be in addition to those that the DOB expected to result from the facility closures and other actions affecting the workforce that were approved in this budget.

The Executive Budget had proposed achieving workforce savings without a substantial reduction in force through, among other things, the elimination of a planned 3 percent general salary increase for State employees in 2009-10 and a one-week wage deferral payable upon separation from State service. The State’s public employee unions rejected the proposals. Pursuant to the Governor’s directive, most non-unionized “management/confidential” employees in 2009-10 were not slated to receive the planned general salary increase, merit awards, longevity payments, and performance advances and therefore were not slated to be subject to the layoffs required in the WRP.

The Enacted Budget Financial Plan was slated to finance a larger share of economic development projects with ongoing resources rather than with long-term debt, starting in fiscal year 2010-11, to help relieve pressure on the State’s statutory debt cap and realize debt service savings in future years. The determination to allocate the “pay-as-you-go resources” to economic development takes into account that projects in this area typically have above-average financing costs.

The Enacted Budget Financial Plan included a modest level of new initiatives in 2009-10, the costs of which were counted against the savings actions presented in the Financial Plan. The most significant initiatives included a new low-cost student loan program to which the State was scheduled to make an initial contribution of $50 million in 2009-10; extension of a program to assist homeowners facing foreclosure; an increase in the basic public assistance grant of 10 percent annually over the next three years; and additional funding for Health Care Equity and Affordability Law for New Yorkers (“HEAL-NY”), quality incentive pools for nursing homes and home care agencies, and other health initiatives.

Revenue Actions

The State has indicated that balancing the budget exclusively through spending reductions in 2009-10 would have required an extraordinary retrenchment in State services. Absent any actions to raise receipts, DOB estimated that General Fund spending would have had to be reduced by nearly $18 billion from the level required to meet existing commitments—and by almost $9 billion from 2008-09 results—to achieve a balanced budget in 2009-10. The State has indicated that spending reductions of this magnitude would be in direct conflict with Federal efforts to stimulate the economy during a severe recession, raise grave health and public safety concerns, and place additional pressure on local property taxes. Therefore, to maintain essential services and assist residents affected by the economic downturn, the Enacted Budget included a package of tax increases and other revenue enhancements to help close the budget gap and address the further deterioration in the revenue base.

The most significant actions included:

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Temporary Personal Income Tax Increase ($3.9 billion): The Enacted Budget increases the State personal income tax rate for higher-income filers for a three-year period from tax year 2009 through tax year 2011. The Enacted Budget increases the rate for married couples filing jointly from 6.85 percent to 7.85 percent with incomes above $300,000 and to 8.97 percent for filers with incomes above $500,000;

•

Increased Utility Assessment ($557 million): The Enacted Budget increases the regulatory fee on public utilities, including electric, gas, and water. The action was expected to pay for State regulatory and management oversight by raising the fee from 1/3 of 1 percent to 1 percent of intrastate revenues, expanding the fee to include energy service companies, and establishing an additional 1 percent State energy and utility service conservation assessment, which is due to expire on March 31, 2014. In recognition of the competitive nature of the telecommunications industry, telecommunications utilities regulated under Public Service Law Section 18-A are exempted from this temporary assessment;

•

Bottle Bill ($115 million): The Enacted Budget expands the 5-cent deposit on carbonated beverages to include bottled water, and mandates that the State retain 80 percent of all unclaimed bottle deposits;

•

High-Income Itemized Deductions ($140 million): The Enacted Budget limits the ability of taxpayers with incomes over $1 million to reduce their tax liability by claiming itemized deductions. As of May 2009, taxpayers with incomes over $525,000 are allowed to claim 50 percent of the value of itemized deductions. To sustain philanthropic giving, charitable deductions are excluded from this provision and may still be claimed as itemized deductions for the purposes of State income taxes;

•

Empire Zones ($90 million): The Enacted Budget decertifies “shirt-changers” (that is, firms that change their names to maximize Zone benefits without providing any economic benefit) and firms producing less than $1 in actual investment and wages for every $1 in State tax incentives. Under the Enacted Budget, the Empire Zone program is due to sunset on June 30, 2010—one year earlier than under prior law;

•

Non-LLC Partnerships ($50 million): The Enacted Budget imposes a new fee on non-LLC partnerships equal to fee amounts that apply as of May 2009 to LLCs. Fee amounts are expected to range from $1,900 to $4,500. Unlike LLCs, partnerships with New York-source gross income under $1 million would be exempt;

•	Transportation Services ($26 million): The Enacted Budget broadens the sales tax base to cover certain transportation-related services, such as limousine and black car services, but excludes taxis;

•

Beer/Wine Tax ($14 million): The Enacted Budget increases the excise tax on wine and beer. The tax on wine would increase from 18.9 cents per gallon to 30 cents per gallon, and the beer tax would increase from 11 cents per gallon to 14 cents per gallon. This translates into approximately 2 cents per bottle of wine and one and one-half cents per six pack of beer. These taxes were last increased in 1991, and are still among the lowest in the nation; and

•

License Plates ($129 million starting in 2010-11): Effective April 1, 2010, the license plate reissuance fee is increased from $15 to $25, with revenues directed to the General Fund. License plates were last reissued in 2001.

Other revenue actions included increases in the bond issuance charge for public authorities and industrial development agencies; fines related to certain motor vehicle violations; real property transfer fees paid whenever a deed is recorded; and fees for license suspension. The Financial Plan also included a potential franchise payment in 2011-12 related to the development of a new VLT facility. In addition, the Enacted Budget included $350 million in new authorization for the State’s film tax and television production credit, which is intended to help keep entertainment industry jobs in New York State.

The Enacted Budget Financial Plan did not include approximately $1.2 billion in tax and fee proposals that had been proposed in the Executive Budget. Extraordinary Federal aid was used to eliminate these tax proposals.

Non-Recurring Resources

The two-year gap-closing plan included approximately $1 billion in non-recurring resources in 2008-09 and a comparable amount in 2009-10. The 2008-09 gap had to be closed within a three-month period, which severely limited the types of savings measures that were possible.

The largest non-recurring actions over the two-year period included:

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Delay of the 53rd Medicaid Cycle Payment ($400 million): The 2009-10 fiscal year included 53 weekly cycle payments, compared to the typical 52 payments. This action delays the payment of a 53rd cycle until fiscal year 2011-12;

•

Increase Business Tax Prepayment ($333 million): This action increases the mandatory first installment of tax due from certain business taxpayers from 30 percent to 40 percent of the previous year’s tax liability. For most taxpayers, this installment is due in March with the filing of the previous year’s tax return. This will not change the amount of tax liability, but simply the timing of payments;

•

New York Power Authority Excess Resources ($476 million): This action authorized the transfer of $476 million to the General Fund (of which $306 million was received in 2008-09 and $170 million is planned in 2009-10). Of this amount, $215 million represents funds that were reserved by the New York Power Authority (“NYPA”) to pay for the disposal of waste at a Federal repository. It was anticipated that NYPA would not need these funds for several years. The remaining transfer represents assets not anticipated to be necessary to meet NYPA’s short-term operating, capital or debt service costs;

•

Equipment Financing ($104 million): This action authorized the use of bond financing for eligible capital projects that were originally planned to be paid for with cash resources. DOB planned to make an annual determination on the financing for equipment, depending on Financial Plan needs, market conditions and debt management considerations; and

•

City University (no net impact): To realize the benefit of health care savings in the 2008-09 DRP that were applicable to the final quarter of the 2008-09 fiscal year, but where the cash savings would occur in 2009-10, the State adjusted its reimbursement schedule to New York City related to the City University. Certain payments that were due in the first quarter of 2009-10, but that had been budgeted in 2008-09, were scheduled to be made on their statutory due dates, not ahead of schedule. No net impact was expected over the two fiscal years.

Other non-recurring resources consist of transfers of existing fund balances, cost-recoveries for overpayments in prior years, and other routine transactions.

Extraordinary Federal Aid

The gap-closing plan included $6.15 billion in fiscal relief that the Federal government is providing to the State under ARRA to stabilize State finances and help prevent reductions in essential services. Direct Federal aid for fiscal relief consists of the increase in the Federal matching rate for eligible State Medicaid expenditures and funds provided through the SFSF to restore proposed reductions in education and higher education and to maintain other essential government services. By law, the direct Federal fiscal relief must be used effectively and expeditiously to promote economic recovery, and may not be allocated for other purposes, such as funding reserves or paying down debt.

The ARRA increased the Federal government contribution, or matching rate, on eligible State Medicaid expenditures for the period from October 1, 2008 through December 31, 2010. The FMAP benefit to the State in 2008-09 totaled $1.3 billion, and, as of May 2009, was projected at $3.7 billion in 2009-10. In the Financial Plan, every $1 increase in the Federal matching rate corresponded to a $1 decrease in required State support for Medicaid, thus creating General Fund fiscal relief. In addition, since all Federal Medicaid payments must flow through the State’s Financial Plan, the increase in FMAP was slated to result in an increase in the “pass-through” of more Federal aid to counties and New York City, which contribute to the financing of the State’s Medicaid program. This pass-through amount totaled $440 million in 2008-09 and was projected as of May 2009 at $1.4 billion in 2009-10.

As of May 2009, the SFSF was expected to provide $1.15 billion in fiscal relief in 2009-10. The SFSF consists of two parts: an Education Fund, which must be used to restore proposed reductions in education and higher education, and an Other Governmental Services Fund, which must be used to maintain essential government services. As of May 2009, direct Federal fiscal relief from the Education Fund was projected to total $876 million in 2009-10. As of May 2009, fiscal relief from the other Governmental Services Fund was expected to total $274 million in 2009-10. This aid adds $1.15 billion in spending to the All Funds budget.

Lastly, as of May 2009, a substantial amount of Federal aid that has no direct impact on the State’s budget gaps was expected to flow to the State—and through the State Financial Plan to end recipients. In addition, Federal spending is affected by the timing of certain transactions, including the approval of State health care initiatives, and the Federal match on spending restorations authorized in the Enacted Budget. In 2009-10, the State expected to receive extraordinary Federal aid of approximately $4.6 billion. Extraordinary Federal aid increases the State’s All Funds budget, but has no relationship to the gap-closing plan. In addition, a substantial amount of other Federal aid that affects spending from Federal funds, but which has no impact on the budget gaps, is expected to pass through the State’s All Funds Financial Plan in 2009-10 and 2010-11. Most of this is related to the ARRA, but also reflects the timing of Federal aid payments, changes in distribution patterns, and other factors.

Spending Levels

As of May 2009, General Fund disbursements, including transfers to other funds, were expected to total $54.9 billion, an increase of $301 million (0.6 percent) from 2008-09 results. Projected General Fund spending had been reduced as of May 2009 by $8.7 billion compared to the current-services forecast. State Operating Funds spending, which excludes Federal operating aid and capital spending, was projected to total $78.7 billion in 2009-10, an increase of $574 million (0.7 percent) over 2008-09 results. State Operating Funds spending in the Enacted Budget Financial Plan was reduced by $9.4 billion compared to the current-services forecast.

The Federal ARRA and other Federal aid were slated to substantially increase All Funds spending in 2009-10. In total, Federal aid was responsible for $7.2 billion of the projected All Funds increase above the Executive Budget proposal. In addition, growing costs in Medicaid caseload and utilization trends, which are directly related to the economic downturn, added an additional $1.4 billion in projected costs on an All Funds basis. Therefore, extraordinary Federal aid and accelerating Medicaid entitlement costs together comprised $8.6 billion of the projected total increase in All Funds spending.

Update on 2009-10 General Fund Budget Gap (Before Gap-Closing Actions)

In the Second Quarterly Update, DOB estimated a General Fund budget gap of $3.2 billion in the 2009-10 fiscal year.1 As of November 2009, the budget gap for 2010-11 was projected at $6.8 billion, an increase of $2.2 billion from the First Quarterly Update. The budget gaps in future years were also estimated to be higher than in the First Quarterly Update, and were projected, as of November 2009, at $14.8 billion in 2011-12 (an increase of $1.5 billion), and $19.5 billion in 2012-13 (an increase of $1.4 billion).

Since the Second Quarterly Update, DOB has made several substantive revisions to the current-services forecast for the 2009-10 fiscal year that, taken together, increase the estimate of the General Fund shortfall by $966 million (to a total of $1.4 billion). As of February 2010, the estimate for tax collections had been reduced by $1.1 billion, based on collections experience to date, and the estimate for Medicaid expenditures had been increased by $580 million, based on an increase in weekly payments to providers and updated enrollment data. An increase in the expected value of the VLT franchise payment and lower estimated spending across a range of programs and activities offset in part the lower receipts and higher Medicaid spending.

[1]	The budget gap represents the difference between estimated disbursements and the resources expected to be available to pay for them.

After accounting for the deficit reduction plan and the forecast revisions, as of February 2010, the General Fund had an estimated shortfall of $1.4 billion remaining in the 2009-10 fiscal year.2 This estimate assumes the successful completion of, among other things, transactions related to the VLT franchise payment and the Battery Park City Authority. Rather than proposing additional gap-closing measures in the 2009-10 fiscal year, when the range of options for achieving recurring savings is increasingly limited, the State expects to carry the budget shortfall forward into 2010-11, and address it in the Executive Budget as part of a multi-year plan that emphasizes recurring savings.3 As of February 2010, the State expected to end 2009-10 with a cash balance of $1.4 billion in the General Fund, including $1.2 billion in the State’s rainy day reserves.

Deficit Reduction Plan to Address 2009-10 Fiscal Year Gap

The Governor proposed a Deficit Reduction Plan (“DRP”) to eliminate the $3.2 billion budget gap in 2009-2010. The Governor called the Legislature into special session that was to be held in November 2009 to act on the proposals in the DRP that required legislative approval.

The proposed DRP consisted of across-the-board reductions to most local aid programs ($1.3 billion); across-the-board reductions to State agency operating budgets ($500 million); enhanced audit and recovery activities in the areas of tax compliance and Medicaid fraud, including a tax amnesty program ($400 million); the transfer of available resources from the Battery Park City Authority ($300 million); a franchise payment for VLT development rights at Aqueduct Racetrack ($200 million); transfers of certain available resources from other funds of the State and public authorities ($175 million); and other actions ($200 million).

For presentation purposes, the DRP is divided into two parts: actions that can generally be implemented administratively by the Executive and actions that require the approval of the Legislature or other outside parties. The administrative actions, which DOB estimated total approximately $800 million, include the following:

•

Agency Operations Reductions: The Governor has ordered an 11 percent reduction to agency operating budgets. The reductions are expected to save approximately $450 million annually. These savings are reflected in the agency operating totals of the Updated Financial Plan. For the most part, the State agency reductions do not require legislative approval. The main exception is CUNY, which, because of the structure of its appropriations, requires the approval of the Legislature. However, to ensure treatment on parity with SUNY, the Financial Plan assumes that the CUNY reduction will be approved.

•

Medicaid Fraud: The Governor has ordered the State Office of the Medicaid Inspector General to enhance activities to eliminate fraud, waste and abuse, with a goal of identifying an additional $150 million in savings in the 2009-10 fiscal year.

•

Debt Management: In 2009-10, the State is realizing savings compared to its debt service estimates from refundings, the use of Build America Bonds (“BABs”), and relatively low interest rates on its variable rate bonds.

•	18-A Assessment: This reflects an upward reestimate in the amount of revenue generated from an increased assessment on utilities enacted in 2009-10.

[2]

By law, the General Fund is considered “balanced” on a cash-basis of accounting, if at the end of the fiscal year, all planned payments, including tax refunds, have been made without the issuance of deficit notes or bonds, and the balances in the Tax Stabilization Reserve and Rainy Day Reserve have been restored to the level they were at the start of the fiscal year.

[3]

In practice, the State expects to carry the budget shortfall into 2010-11 by not making certain payment that had initially been scheduled to be made in 2009-10 but are not due by law until 2010-11. For planning purposes, the Updated Financial Plan assumes this will be done through the management of tax refunds and aid payments scheduled to be made in 2009-10 but due by law in 2010-11.

•	Workers’ Compensation Surplus Recapture: Certain insurers have indicated their intention to remit excess funds under legislation enacted as part of the 2009-10 Budget.

•	Dormant Funds: Certain moneys held in dormant accounts are to be made available to the General Fund.

Actions requiring approval of the Legislature or other outside parties are estimated to total approximately $2.3 billion and include:

•

Local Assistance Reductions: The DRP proposes a 10 percent reduction to all remaining, undisbursed local assistance spending in the 2009-10 fiscal year for most programs. School aid would be limited to 4.5 percent reduction of remaining undisbursed scheduled payments for the 2009-10 fiscal year (an annualized impact of 3 percent based on projected Enacted Budget 2009-10 full school year spending). This school aid reduction is to be achieved by a one-time Gap Elimination Adjustment (“GEA”), which results in a per-pupil reduction adjusted for school district wealth, student needs, and residential tax burden. The size of the GEA for high-needs districts is also to be limited to 1.4 percent of total General Fund expenditures. This is expected to result in a reduction of $686 million on a school year basis ($480 million in the 2009-10 fiscal year) from prior levels. Reductions to the STAR program and to programs that would directly cause mandated cost shifts to New York City and counties were not recommended in the DRP.

•	Battery Park City Authority: The State would receive $300 million in excess revenues from the Authority. This is subject to agreement with New York City and the Authority.

•

Tax Audit/Amnesty: An amnesty program would partially forgive accrued penalty and interest on long-outstanding State tax liabilities in order to encourage individuals to resolve unpaid claims. For assessments between three years and six years overdue, penalty and interest would be reduced by 50 percent. For assessments overdue more than six years, penalty and interest would be reduced by 80 percent.

•

VLT Franchise Payment: The DRP assumes that the winning Aqueduct VLT bidder will make a franchise payment of at least $200 million in the 2009-10 fiscal year. The Financial Plan had assumed that this payment would be made in 2010-11.

•	Regional Greenhouse Gas Initiative (“RGGI”): This proposal would transfer $90 million in RGGI proceeds and $10 million from the Environmental Protection Fund to the General Fund.

•	Dormitory Authority: The State would receive $26 million from the Authority.

•

Other Actions: This includes a number of potential actions that may be implemented to achieve savings in the 2009-10 fiscal year. Potential actions include the in-sourcing of information technology activities pursuant to legislation to modernize civil service rules; further controls on specific agency activities; the use of funds currently earmarked for debt management purposes; and other initiatives. As of November 2009, DOB believed that savings of approximately $150 million from these or comparable actions, some of which require legislative approval, could be achieved in the 2009-10 fiscal year.

DOB estimated that approximately $2.3 billion of the $3.2 billion in DRP proposals (or approximately 75 percent) would require the approval of the Legislature or other levels of government, or both. These include the reductions to local aid programs, use of authority resources, authorization for the tax amnesty program, and approval of the VLT franchise payment. DOB expected that approximately $800 million in DRP actions, including most of the reductions in State agency operations (with the exception of CUNY), could be implemented administratively.

The four-year Financial Plan projections by agency and Financial Plan category set forth in the Updated Financial Plan reflect only the impact of DRP actions that DOB believed could be implemented administratively. Actions that would require the approval of the Legislature or other parties, such as the proposed reductions in local assistance spending, were not reflected in the detailed projections, but only displayed as a potential benefit in closing the 2009-10 fiscal year deficit.

In December 2009, the Governor and Legislature approved a DRP that provided an estimated $2.7 billion in 2009-10 savings (including approximately $800 million in savings from administrative actions), leaving a shortfall of $414 million. DOB estimated that the DRP approved on December 2, 2009 would generate savings of $2.7 billion in 2009-10, and recurring annual savings in the range of $700 million to $875 million.

Administrative actions taken with the DRP included reductions of up to 11 percent of agency operating budgets; enhanced activities by the State Office of the Medicaid Inspector General to eliminate waste, fraud, and abuse; debt service savings achieved through refundings, the use of Build America Bonds, and the relatively low interest rates on the State’s variable rate bonds; additional revenue expected from an increased assessment on utilities enacted in 2009-10; and the use of other available resources.

The enacted DRP approved a 12.5 percent reduction to remaining, undisbursed local assistance spending in the 2009-10 fiscal year for various programs, including transit aid, mental hygiene, health care and aging (excluding Medicaid), education and arts (excluding school aid), certain social services programs, and higher education (excluding TAP). In addition, targeted local reductions included:

•

Reducing Aid and Incentive for Municipalities (“AIM”) funding for non-calendar year cities on a sliding scale based on the city’s overall reliance on that aid. Municipalities with a higher reliance on AIM received smaller percentage reductions ($32 million).

•	Reducing anti-tobacco funding ($10 million).

•	Eliminating the 2010 trend (inflation) factor for hospital, nursing home, home care, and personal care providers during the first quarter of the calendar year ($12 million).

•	Authorizing nurses to increase the supply of prescription medicine for home care patients from 8 days to 15 days, thus lowering the frequency of necessary visits ($3 million).

•	Realizing additional Medicaid and EPIC pharmacy reimbursement as a result of a Federal litigation settlement related to First Data Bank ($19 million).

•	Delaying scheduled Health Care Equity and Affordability Law for New Yorkers (“HEAL NY”) spending in the 2009-10 fiscal year ($45 million).

•	Lowering State subsidies for costs associated with mental health parity coverage by 30 percent ($10 million).

•

Reducing funding for managed care quality incentives ($5 million); pay-for-performance incentives to health care providers ($4 million); teacher centers ($4 million); mortgage foreclosure assistance ($3 million); a disease management demonstration program ($3 million); cervical vaccines ($2 million); emergency contraception; and new shared services efficiency grants.

Other actions include the use of $391 million in ARRA funding for school aid; authorization of a tax amnesty program for the final quarter of 2009-10; the planned receipt of $200 million in excess revenues from the Battery Park City Authority (subject to agreement with New York City and the Authority); a planned franchise payment from the bidder who wins VLT development rights at Aqueduct (previously assumed to be received by the State in the amount of $145 million during 2010-11); transfers of $90 million in RGGI proceeds and $10 million from the Environmental Protection Fund; the use of earned dividends to offset employee health and dental insurance costs; and Tier V pension reform savings.

State Cash Flow Projections

The Enacted Budget for 2009-10 authorized the General Fund to borrow resources temporarily from other available funds in the State’s Short-Term Investment Pool (“STIP”) for a period not to exceed four months or to the end of the fiscal year, whichever occurs first. The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller (available balances include money in the State’s governmental funds, as well as certain other money).

Through the first ten months of 2009-10, the General Fund used this authorization to meet payment obligations in May, June, September, November, and December 2009, as well as January 2010. The General Fund may need to rely on this borrowing authority at times during the remainder of the fiscal year.

During the fiscal year, the State has taken actions to maintain adequate operating margins, and expects to continue to do so as events warrant. For example, the State plans to make its contribution of approximately $960 million to the State Retirement System on March 1, 2010, the statutory payment date, rather than in September 2009, as originally planned. In addition, in December 2009, the Budget Director deferred a portion of certain payments to school districts, counties, and other entities to preserve liquidity during the month.

The State has reserved money to make the debt service payments scheduled for February and March 2010 that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds, continues to be set aside as required by law and bond covenants.

The General Fund ended December 2009 with a negative balance of approximately $205 million. Absent the specific cash management actions outlined above and the benefit of certain actions approved in the DRP, the negative balance would have exceeded $1.5 billion. Preliminary results for January 2010 indicate the General Fund had a balance of $3.3 billion.

Structural Budget Gap

Spending continues to increase at a faster rate than receipts. The State-financed portion of the budget has grown faster than both personal income and inflation over the past ten years. From 1998-99 through 2008-09, overall spending grew at a compound annual rate of 5.6 percent.4 By comparison, the growth in personal income, which is a reasonable approximation for long-term receipts growth, averaged approximately 4.5 percent over the same period. As of February 2010, before accounting for the impact of the gap-closing plan, State Operating Funds disbursements are projected to increase at approximately 7.6 percent annually over the next four years. The gap-closing plan would reduce the growth rate to approximately 6.2 percent annually. In comparison, State receipts over the plan period are projected to grow at approximately 4 percent annually, consistent with DOB’s economic forecast for the recession and recovery.

2009-10 Projected Closing Balance

As of February 2010, DOB estimates that the State will end 2009-10 with a General Fund balance of $1.4 billion, including $1.2 billion in the rainy day reserves. This assumes that the shortfall for 2009-10 is carried forward into 2010-11 and that the DRP actions planned for the 2009-10 fiscal year are achieved in their entirety.

General Fund Operating Results

General Fund operating results through September 2009 were $710 million better than projected in the First Quarterly Update, but this was due primarily to management actions to maintain adequate operating margins and routine variances in the timing of disbursements that are not expected to affect annual spending levels. The most significant action was to change the State’s planned contribution of approximately $960 million to the State Retirement System to March 1, 2010, the statutory payment date, from September 2009, where it was originally planned. Excluding the impact of management actions and timing variances, DOB estimates that the General Fund operating results through September 2009 would have been approximately $700 million to $800 million below planned levels.

Through September 2009, General Fund tax receipts including transfers were $763 million below the projections included in the First Quarterly Update and $2.4 billion below the initial projections. Lower personal income tax revenue represents nearly all of the variance from Plan. This decline was partly offset by higher non-tax revenue.

[4]	The growth rate is 5.8 percent adjusted for the impact of the FMAP increase under ARRA in 2008-09.

Spending results through September 2009 were below the forecast set forth in both the First Quarterly Update ($1.3 billion) and the Enacted Budget ($1.9 billion). The majority of the spending variances reflect management actions and routine changes in the expected timing of payments. The most significant variances include:

•	The decision to hold the State’s pension payment ($846 million), as well as the Judiciary pension payment ($113 million), until March 1, 2010.

•	Payments related to the NYSCOPBA collective bargaining settlements (including retroactive payments) that were planned in September but did not occur until October ($258 million).

•	A public assistance payment ($170 million) that was expected at the end of September, but not processed until October 1.

Additional information on operating results and explanations on variances are provided below.

Summary of General Fund Receipts Variance from Plan

The variance in personal income tax collections was comprised of lower than expected withholding ($221 million); estimated payments ($564 million) due to greater-than expected weakness in both the base and the temporary surcharge on high-income taxpayers; other payments ($22 million); and higher than planned refunds ($2 million). These negative variances were partially offset by a net positive variance of $40 million resulting from the Revenue Bond Tax Fund (“RBTF”) dedication and subsequent post debt-service transfer to the General Fund.

The user taxes and fees shortfall was due to the sales tax ($75 million) as the result of a significant decline in consumer demand. This was partially offset by positive variances in cigarette, tobacco, and alcoholic beverage taxes and fees totaling $21 million and a net positive variance of $15 million resulting from the Local Government Assistance Corporation (“LGAC”) dedication and subsequent post debt-service transfer to the General Fund.

Business tax receipts were $41 million below forecast as a result of lower gross receipts ($171 million) driven by weaker than expected calendar filer estimated payments in September 2009, particularly for both the corporate franchise tax and the bank tax. This variance is partly offset by favorable timing-related variances in audit collections and refunds totaling $130 million. This is primarily due to collections from a financial services audit that was expected to be received later in the fiscal year.

The above declines were partly offset by higher collections for estate tax receipts ($48 million); 18-A utility assessments ($45 million); abandoned property ($41 million); and various fees and reimbursements. These increases are partly offset by the delay of planned fund sweeps ($80 million) and lower than-expected Bottle Bill receipts ($29 million).

Summary of General Fund Spending Variances from Plan

Local Assistance spending through September 2009 totaled $16.1 billion, consistent with the First Quarterly Update. Higher than planned spending for school aid, including the UPK program and the Board of Cooperative Educational Services ($88 million), and Medicaid, due to higher-than-projected weekly cycle payments ($65 million), was offset by the timing of a public assistance payment originally scheduled for September 2009 ($170 million) which was delayed until October 2009.

Personal Service spending was lower due to the processing of the NYSCOPBA collective bargaining settlement ($258 million). Non-personal service spending was lower in the areas of Corrections ($29 million), SUNY ($21 million), and public health ($18 million). General Service Charge (“GSC”) spending was lower due to the movement of the pension payment. Transfers to Other Funds were lower than planned due mostly to the timing of the State-share of Medicaid reimbursements for State-operated facilities and mental hygiene programs.

February 2010 Updates to General Fund Operating Results

The State took several actions, subsequent to the cash-flow forecast in the Second Quarterly Update, to improve its cash position, which continues to be a concern. On December 14, 2009 the Governor directed the Budget Director to delay the certification of $750 million in local assistance payments, subject to authority over the spending of appropriations (known as the Certificate of Approval) granted to the Director in the Enacted Budget. This action was intended to preserve the State’s liquidity position in light of the volatility of month-end revenue collections and the potential shortfalls in available cash that were at risk of occurring during a short period from mid-December 2009 to early January 2010. In addition, the DRP approved in December 2009 provided approximately $285 million in savings that were not counted on in the Second Quarterly Update cash-flow forecast.

Based on preliminary results, the General Fund ended January 2010 with a cash balance of $3.2 billion, $693 million lower than projected in the Second Quarterly Update.

Receipts Variance from Second Quarterly Update. Through January 2010, General Fund receipts, including transfers from other funds, were $1.1 billion below the Second Quarterly Update projections. Personal income tax receipts were $1.6 billion below planned levels, partly offset by higher miscellaneous receipts of $488 million, as a result of the DRP and the partial receipt of a legal settlement from Credit Suisse that was previously expected in March 2010. Other tax variances were modest.

Disbursements Variance from Second Quarterly Update. Through January 2010, disbursements, including transfers to other funds, were below the 2010-11 Executive Budget forecast. This is due mostly to routine variances in the timing of payments and is not expected to affect annual totals. The most significant variances include:

•	Medicaid: Spending exceeded the forecast due to a spike in enrollment, which is resulting in higher spending for prescription drugs and premium costs, as well as fee-for-service delivery.

•

Education: Spending was lower due to the timing of Special Education Summer School payments and categorical spending for Aid to Public Libraries, Non-Public School Aid, and Higher Education Opportunity Programs.

•	School Aid: Lower spending was due to the use of ARRA funds approved as part of the DRP and slower than anticipated claims for categorical programs.

•	Non-Personal Service: Lower spending reflects ongoing Statewide management of expenses.

•	Transfers: Spending was lower than projected due to timing-related issues and claims processing delays.

General Fund Annual Change

Through September 2009, receipts were $4.2 billion, or 14.3 percent, below the same period in 2008. This annual decline is almost entirely attributable to the drop in personal income tax collections ($4.2 billion), as well as lower sales tax collections. Through January 2010, receipts were $4.0 billion, or 8.9 percent, below the same period in 2008-2009. All tax categories reflect an annual decline, but most of the drop is attributable to personal income tax collections ($3.6 billion).

As of September 2009, spending was $1.8 billion, or 6.8 percent, lower than the prior year. Through January 2010, spending was $2.3 billion, or 5.5 percent, lower than for the same period in the prior year. This is due primarily to the timing of the pension payment; reductions in Medicaid spending resulting from the FMAP increase that lowers State-share spending; ongoing efforts to reduce agency operational spending; and reductions in transfers to other funds to support capital projects spending and State-share Medicaid costs. These declines are partly offset by growth in school aid, higher education, and mental hygiene spending.

All Governmental Funds

All Funds receipts through September 2009 fell below the First Quarterly Update projections by $2.4 billion due to the decline in tax receipts described above, as well as $1.9 billion in lower Federal grants due to the timing of reimbursements.

State Operating Funds spending through January 2010 was $1.2 billion below the Second Quarterly Update forecast and includes the General Fund spending variances described above. Significant variances in other State funds include lower-than-anticipated debt service as the result of an administrative processing delay ($179 million), lower than expected Transportation spending due to reduced level of payments to the Metropolitan Transportation Authority (“MTA”) from the MTA Financial Assistance Fund due to lower mobility tax receipts.

Capital Projects spending was below the Second Quarterly Update due to slower than expected spending across all areas. The largest variances occurred in Transportation, Parks and the Environment, and Economic Development. The Federal Operating variance is largely attributable to slower-than-expected spending of Federal ARRA funds for education.

2010-11 EXECUTIVE BUDGET FINANCIAL PLAN OVERVIEW

On January 19, 2010, the Governor presented his Executive Budget for 2010-11 to the Legislature. The Executive Budget Financial Plan (the “Initial Executive Budget Financial Plan” or “Initial Plan”) reflected recommendations to eliminate a General Fund budget gap in 2010-11 that was then estimated at approximately $7.4 billion. The budget gap included an estimated budget shortfall of $500 million in 2009-10 that was expected to be carried forward into 2010-11.

On February 9, 2010, the Governor submitted amendments to the Executive Budget. The Updated Financial Plan reflects the (a) impact of the Governor’s amendments and (b) substantive forecast revisions to the multi-year projections of receipts and disbursements that were set forth in the Initial Plan, based on updated information through January 2010.

The Updated Financial Plan projects that the budget gap that must be addressed in 2010-11 increased by $750 million to $8.2 billion. The increase from the Initial Plan was due to downward revisions to the personal income tax forecast based on January 2010 results, and higher expected spending for Medicaid. The revisions increased the 2009-10 budget shortfall that is expected to be carried into 2010-11 to $1.4 billion, an increase of $880 million from the Initial Plan.

The Updated Financial Plan identifies additional gap-closing resources and actions to fully eliminate the additional General Fund gap (including the 2009-10 budget shortfall) and maintain a balanced Executive Budget proposal, as required by law.

Update on 2010-11 Fiscal Year General Fund Budget Gaps

The General Fund had a projected current-services budget gap of $8.2 billion for 2010-11.5 The current-services gap for 2010-11 has increased by $1.4 billion compared to the Second Quarterly Update forecast. The

[5]

The 2010-11 current-services gap represents (a) the difference between the General fund disbursements, including transfers to other funds, that are expected to be needed to maintain current-services levels and specific commitments, and the expected level of resources to pay for them, plus (b) the operating deficit projected in HCRA, which helps finance a number of State health care programs, including a share of the Medicaid program. It does not reflect the benefit of actions taken in the DRP or proposed in the Executive Budget, as amended.

growth in the gap is due almost exclusively to the $1.4 billion budget shortfall that is expected to be carried forward from 2009-10 into 2010-11, as described above. There were also a number of substantive current-services revisions based on updated information, that, in total, result in no material change to the gap. These include a reduction in projected tax receipts in 2010-11, based on updated economic data and collections experience ($202 million); a change in the timing (from 2010-11 to 2011-12) of estimated receipts related to conversions of health insurance companies to for-profit status ($242 million); an increase in the estimate for Medicaid expenditures ($170 million); and the elimination of a requirement for motorists to renew their license plates ($93 million). These reduced receipts are offset in part by downward revisions to the spending estimates for school aid, based on the latest database update, and for a number of other programs, based on updated program data and spending trends.

The current-services gap in the General Fund is projected to nearly double between 2010-11 and 2011-12, increasing from $8.2 billion to $14.5 billion. This is caused in large part by the assumed expiration, at the end of calendar year 2010, of Federal stimulus funding for Medicaid, education, and other governmental purposes in the current-services forecast, which would result in approximately $4.4 billion in costs reverting to the General Fund, starting in 2011-12. The assumption related to Federal Medicaid funding has been modified in the Updated Financial Plan, as described elsewhere, based on the President’s Executive Budget dated February 1, 2010. The annual growth in the gap is also affected by the sunset, at the end of calendar year 2011, of the temporary personal income tax increase enacted in 2009-10, which is expected to reduce 2011-12 receipts by approximately $1 billion from 2010-11 levels.

Amended Executive Budget Financial Plan

The Updated Financial Plan would fully eliminate the 2010-11 budget gap of $8.2 billion (which includes the $1.4 billion shortfall carried forward from 2009-10), and reduce the projected gap in 2011-12 from $14.5 billion to $5.4 billion. The plan would, if enacted in its entirety:

•

Provide over $8.7 billion in gap-closing actions and resources, which, if approved, would permit the State to set aside nearly $500 million in resources above what is needed to balance the 2010-11 budget to deal with fiscal uncertainties;

•	Reduce spending from the current-services forecast by approximately $5.0 billion in 2010-11, in both the General Fund and in State Operating Funds;

•	Hold spending on all measures at well below the rate of inflation, excluding the impact of payment deferrals that artificially lower spending in 2009-10 and increase it in 2010-11; and

•	Maintain the State’s rainy day reserves at $1.2 billion.

The Updated Financial Plan does not advance any proposals to close the budget gaps with deficit borrowing, which would likely have an immediate adverse impact on the State’s credit rating and add to the long-term budget imbalance.

Composition of the Proposed Gap-Closing Plan

Under the proposed plan, the combined four-year gap (2010-11 through 2013-14) is reduced by more than half, declining from $62 billion to $28 billion. Reductions to current-services spending total approximately $5 billion in the State Operating Funds ($5.9 billion in the General Fund) and constitute 68 percent of the gap-closing plan. The proposed reductions affect nearly every activity financed by State government, ranging from aid to public schools to agency operations to capital expenditures.

The gap-closing plan includes $1.2 billion in tax and fee increases. These include a new excise tax on syrup used in soft drinks and other beverages ($465 million), a franchise fee paid by grocery stores to allow the sale of wine ($254 million), a $1 per pack increase in the cigarette tax ($210 million), and an assessment on health care providers ($216 million), all of which are earmarked to help pay for existing health care expenses. In addition, audit and compliance activities are expected to increase the tax base by approximately $221 million annually.

Non-recurring resources, which comprise 7 percent of the actions proposed in the Executive Budget, total $565 million. Importantly, this is less than the annual growth in savings achieved by recurring gap-closing actions which are expected to grow in value by approximately $1.4 billion from 2010-11 to 2011-12. As a result, the non-recurring actions are not expected to increase the budget gap in 2011-12.

Anticipated Federal aid accounts for the balance of the gap-closing plan. On February 1, 2010, President Obama released his Executive Budget for Fiscal Year 2011. The President’s Budget recommends a six-month extension of the temporary increase in the FMAP that was authorized in ARRA. If approved by Congress, the proposed FMAP extension would help states maintain their Medicaid programs during a period of high enrollment growth and reduced state revenue.

Under ARRA, the higher FMAP for eligible Medicaid expenditures currently in effect would expire on December 31, 2010. DOB estimates that, if approved, the extension of higher FMAP through June 30, 2010 would provide approximately $1.1 billion in Financial Plan savings in both the 2010-11 and 2011-12 fiscal years. If the extension of FMAP were not approved, the State would be required to take an additional $575 million in gap-closing actions, as well as eliminate the resources reserved for fiscal uncertainties.

Detailed Explanation of Gap-Closing Plan

As noted above, the gap-closing plan consists of two parts, the Updated Financial Plan proposals and the recurring impact of the DRP. This section describes the gap-closing actions proposed in the Updated Financial Plan. It is followed by a summary of the estimated effects of the DRP.

The 2010-11 gap-closing actions are organized into three general categories: (a) actions that reduce current-services spending in the General Fund on a recurring basis (“Spending Control”); (b) actions that increase revenues on a recurring basis (“Revenue Actions”); and (c) transactions that increase revenues or lower spending in 2010-11, but that cannot be relied on in the future (“Non-Recurring Resources”). The sections below provide details on the actions that are recommended for 2010-11 under each category.

Spending Restraint

The Executive Budget gap-closing plan for 2010-11 focuses foremost on actions that reduce the growth in State spending on a recurring basis. Actions to restrain spending account for 68 percent of the gap-closing plan and will affect most activities funded by the State.

Local Assistance. Local assistance spending includes financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. Excluding the impact of potential payment deferrals from 2009-10 into 2010-11 and the extension of enhanced FMAP, State Operating Funds spending for local assistance is estimated at $54.2 billion in 2010-11, an increase of $244 million (0.5 percent) from 2009-10. The most significant gap-closing actions in local assistance include the following:

•

School aid/lottery aid ($1.6 billion on a State fiscal year basis) by imposing a one-time adjustment to formula-based school aid on a wealth-equalized basis ($1.4 billion); extending the phase-in of the Foundation Aid program from seven to ten years; and enhancing the operation of the State’s lottery games and VLT facilities (including increased advertising, the extension of operating hours at VLT facilities, and the enhancement of the Quick Draw game) to increase lottery revenues for financing school aid ($128 million).

•	Health Care ($822 million) through cost-containment measures in Medicaid, including eliminating inflation-based adjustments to rates; decreasing managed care premiums; heightening anti-fraud and audit efforts; implementing prior-approval for insurance rate changes; and financing a greater share of Medicaid spending through HCRA. Absent the tax increases on beverage syrup and cigarettes, and the imposition of the assessments, further reductions in health care would need to have been proposed.

In other public health activities, savings would result from modifying the payment rates, eligibility standards, and operation of the Early Intervention program; eliminating reimbursement for optional services provided through the General Public Health Works (“GPHW”) program, and eliminating General Fund support for programs that are not related to DOH’s and the New York State Office for the Aging’s core mission.

•

Higher Education ($208 million) by reducing State support for SUNY and CUNY senior and community colleges (which are to be partially mitigated by the use of ARRA funding) and reducing the TAP program spending by changing eligibility standards and reducing overall grant awards. The savings would be offset in part by new tuition funding for students enrolled in certain religious studies programs.

•

Local Government Aid ($325 million) primarily by eliminating AIM funding for New York City and Erie County, and by reducing AIM funding to other municipalities by 2 or 5 percent, depending on their reliance on this revenue.

•

STAR ($213 million) by reducing the New York City benefit on income above $250,000; limiting the protection against annual declines in the value of the benefit; and eliminating the benefit for homes valued at $1.5 million or more.

•

Human Services ($201 million) by reallocating Title XX funding from non-mandated services to pay for State and local Adult Protective/Domestic Violence program costs; stretching the implementation of the planned annual increase in public assistance grants by two years; restructuring the adult shelter program; reducing spending in non-core-mission programs; and rightsizing youth facilities.

•

Education/Special Education/Arts ($139 million) by changing the reimbursement method for summer school special education costs from a flat rate to a wealth-adjusted reimbursement rate; using available ARRA funding to help support preschool special education costs; reducing reimbursement under the comprehensive attendance program to non-public schools; reducing funding for grants to the Arts Council; and other measures.

•	Mental Hygiene ($49 million) by reducing Medicaid rates; improving audit and recovery efforts; restructuring service coordination; and delaying community bed development for certain programs.

•	All other Local Assistance ($59 million) by reducing subsidies to businesses that provide mental health coverage under Timothy’s Law and a wide range of other program reductions.

State Operations. The cost of operating State government includes (a) salaries, (b) pensions and other fringe benefits, and (c) non-personal service expenses, including utilities, rents, medical supplies, and other expenses. State Operating Funds spending for these purposes is expected to total approximately $20.4 billion in 2010-11, a slight decrease from 2009-10. After actions, personal service and non-personal service expenses are projected to decline by $448 million, but this is nearly offset by growth in fringe benefit costs of $439 million.

The Updated Financial Plan recommends $1.2 billion in savings from efficiency measures in State agencies, wage concessions, most of which must be negotiated with the unions representing State employees, and controls to slow the growth in fringe benefit costs.

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Efficiency Measures ($707 million): Include across-the-board reductions in agency operating budgets, targeted personnel management initiatives, and statewide programs to leverage the State’s purchasing power in energy, supplies, and materials. The Updated Financial Plan also proposes merging several agencies.

•	Wage Concessions ($250 million): The gap-closing plan sets a target of $250 million in savings in 2010-11 from concessions from the unionized workforce. Options under consideration include a salary deferral and delay or reduction of the 4 percent general salary increase for union employees. Any concessions are subject to collective bargaining. The Governor is also rescinding, for the second consecutive year, the general salary increase for the State’s non-unionized “management/confidential” employees ($28 million in 2010-11).

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Pension Amortization/Fringe Benefits ($262 million): Local governments and the State face substantial pension contribution increases over the next six years due to investment losses experienced by the Common Retirement Fund. The budget proposes giving local governments and the State the option to amortize a portion of their pension costs from 2010-11 through 2015-16. Repayment of the amortized amounts would be made over a ten-year period at an interest rate to be determined by the State Comptroller. In addition, the budget proposes requiring employees and retirees to pay a portion of Medicare Part B premiums and giving the State the option of self-insuring all or parts of the New York State Health Insurance Plan.

The State workforce subject to Executive control is expected to total 131,906 at the end of 2010-11, a reduction of approximately 600 from the estimated total for 2009-10. The projected decline mainly reflects recommended rightsizing of certain youth facilities, agency consolidations, and the continuation of statewide hiring controls.

Capital Reduction Program. The gap-closing plan recommends reducing planned capital projects spending financed with debt by $1.8 billion over the five-year period, from 2010-11 through 2014-15. The reductions are expected to provide over $130 million in annual debt service savings when fully implemented. The capital reductions will help the State maintain sufficient debt capacity. Without the Capital Reduction Program, projections show that the State’s statutory cap on debt outstanding would be reached by 2012-13.

Tax and Fee Increases

The Updated Financial Plan recommends $1.2 billion in tax and fee increases for 2010-11. More than 90 percent of the increased revenue is to be earmarked to finance existing health care spending. The “health care” taxes include an excise tax on syrup for soft drinks and other beverages, an increase in the cigarette tax, a franchise fee to sell wine in grocery stores, and an assessment on health care providers.

Tax credits extended to the film industry and as part of a new Empire Zone program would result in additional costs to the Updated Financial Plan, beginning in 2012-13.

Non-Recurring Resources

The Executive Budget relies on $565 million in non-recurring resources in 2010-11 (excluding extraordinary Federal aid). The largest item in this category is the use of the Temporary Assistance for Needy Families Emergency Contingency Fund to pay for expenses that would otherwise be incurred by the General Fund in 2010-11. The Emergency Contingency Fund is a one-time ARRA authorization. Accordingly, it is not expected to be available in future years.

Other non-recurring resources include altering the timing of a planned payment under the Physician’s Excess Medical Malpractice program; investing a portion of lottery prize fund receipts in AAA-rated municipal bonds instead of U.S. Treasury bonds, subject to market conditions, to realize a one-time benefit due to differences in market rates; and recovering excess aid payments made to school districts in prior years.

Amended Executive Budget Impact on Projected Budget Gaps

As of February 2010, DOB believes that the gap-closing plan would, if enacted in its entirety, provide for balanced operations in the General Fund in 2010-11. The budget gap for 2011-12 would be reduced by more than half, declining from $14.5 billion to $5.4 billion. Future budget gaps would total $10.7 billion in 2012-13 (a reduction of $7.8 billion from projected current-services levels) and $12.4 billion in 2013-14 (a reduction of $8.5 billion from current-services levels).

These budget gaps, which remain relatively high by historical standards even after the substantial reductions recommended in the gap-closing plan, are significantly affected by the expected end of extraordinary Federal stimulus aid for Medicaid, education, and other governmental purposes. Governor Paterson has asked Lieutenant Governor Ravitch to develop a plan to eliminate the structural imbalance within four years. The Lieutenant Governor has assembled a working group of fiscal experts to develop and evaluate options to help bring the long-term growth in spending in line with receipts.

Amended Executive Budget Impact on Spending

State Operating Funds spending, which excludes Federal operating aid and capital spending, is projected to total $80.2 billion in 2010-11, an increase of $1.8 billion (2.3 percent) over the revised estimate for 2009-10. Compared to the current-services forecast, State Operating Funds spending would be reduced by approximately $6 billion, including the extension of enhanced FMAP. Excluding the deferral of $880 million in planned spending from 2009-10 to 2010-11, State Operating Funds spending is held flat compared to 2009-10 levels, and all other measures would be held below the rate of inflation.

The annual spending growth in State Operating Funds is affected by the rapid annual increase in debt service and fringe benefits, which are difficult to control in the short-term due to existing constitutional, statutory and contractual obligations. Together, these costs are projected to increase by a total of $1.3 billion in 2010-11. Debt service on State-supported debt is projected to increase by $844 million (17.1 percent) in 2010-11, with approximately 35 percent of the growth due to the restructuring of certain transportation-related debt in 2005 that deferred substantial debt service costs until 2010-11. Spending on fringe benefits is projected to increase by $439 million, an increase of 9.9 percent. Growth in fringe benefits is principally due to increases in the State’s annual contribution to the State Retirement System and the cost of providing health insurance for active and retired State employees. Pension costs are expected to increase by $374 million (32.7 percent) in 2010-11, even with the amortization in 2010-11 of contributions in excess of 9.5 percent, as proposed in the gap-closing plan. This is the fastest-growing major portion of the budget.

In contrast, spending for agency operations is expected to decline by $448 million from 2009-10 levels, assuming the Updated Financial Plan is enacted in its entirety. Local assistance spending, excluding the impact of FMAP and payment deferrals, is projected to increase by 0.5 percent.

Projected 2010-11 General Fund Closing Balance

After gap-closing actions, the year-end balance for 2010-11 would total $1.9 billion, an increase of $533 million from 2009-10. The State’s principal reserve funds are expected to remain unchanged, but approximately $485 million in additional General Fund resources would be expected to be available if (a) the Executive Budget was enacted in its entirety and (b) the Congress were to approve a six-month extension for FMAP at the levels expected in the Updated Financial Plan. In addition, the balance in the Community Projects Fund, which finances discretionary (“member item”) grants allocated by the Legislature and Governor, is expected to increase by $48 million from 2009-10.

Consensus Revenue Forecast

On March 1, 2010, as required by State law, the Executive and Legislature issued a joint report containing a consensus forecast for the economy and estimates of receipts for the current and upcoming fiscal year. The consensus forecast is intended to provide a common agreement on tax receipts as a precursor to legislative deliberations on the Executive Budget proposal. In the consensus forecast report, the parties agreed that:

Given the marginally weaker New York economic consensus reached for 2010-11 and the desire of the parties to translate the downside risks . .. . into the receipts forecast, consensus [Senate fiscal year] 2010-11 receipts are projected to be below the Executive Budget [as amended]. As a result, the parties have agreed to decrease the [tax] receipts estimate by $850 million in total for fiscal years 2009-10 and 2010-11. It was agreed that both the national economy, and to a greater extent, the New York economy, will experience a weak recovery which will translate into slow receipts growth.

DOB projects that the estimated budget gap for 2010-11, before recommended actions, will increase from $8.2 billion to approximately $9 billion as a result of the consensus forecast. The Executive Budget, as amended, identified gap-closing resources of $8.7 billion (including $1.06 billion from an anticipated six-month extension of the higher Federal match rate on eligible State Medicaid expenditures originally authorized in the 2009 Federal stimulus legislation). Therefore, to provide for a balanced budget as required by law, the enacted budget for the 2010-11 fiscal year must include approximately $350 million in additional gap-closing actions above the levels recommended in the Executive Budget.

State Cash Flow Projections

The projected month-end balances for 2010-11 assume that the gap-closing plan is enacted in its entirety by the start of the fiscal year. Cash balances are expected to continue to be relatively low, especially during the first half of the fiscal year, including projected month-end negative balances in the General Fund for May through August 2010. The balances assume that all payments related to the carry-forward of the $1.4 billion General Fund shortfall in 2009-10 are made no later than June 2010. The Updated Financial Plan assumes that the General Fund will continue to borrow periodically from STIP.

The Amended Executive Budget proposes legislation that would, among other things, remove certain resources of the State University from the governmental funds of the State. If this were to occur, the available balances in STIP would be substantially reduced. As of February 2010, the State indicated that DOB would continue to closely monitor and manage the General Fund cash flow during the fiscal year in an effort to maintain adequate operating balances.

Cash Position

As described in the Third Quarterly Update to the official statement, released by the State of New York in February 2010, the State’s cash position continues to be a serious concern, especially during the first half of the 2010-11 fiscal year. The Executive Budget forecast projected month-end negative balances in the General Fund from May through August 2010. The forecast is based on the assumption that the Executive Budget is enacted in its entirety and without modification by the start of the State’s new fiscal year on April 1, 2010. There can be no assurance that the Legislature will take final action on the budget by the start of the fiscal year.

The revisions to the receipts forecast described above are expected by DOB to further weaken the State’s cash position, especially in the first quarter of 2010-11. As of March 2010, DOB anticipates that approximately $350 million of the downward revision to projected receipts will affect first quarter 2010-11 collections, with the remaining $500 million spread over the remaining nine months of the fiscal year (based on operating results to date, tax receipts in 2009-10 are anticipated by DOB to be at or near the estimates contained in the Executive Budget, as amended).

In addition, as of March 2010, the Executive Budget Financial Plan includes $500 million in 2009-10 from two transactions that DOB now believes are not likely to occur until the latter half of 2010-11 ($300 million from a VLT franchise payment and a $200 million transfer from the Battery Park City Authority). Accordingly, the budget shortfall that would need to be carried forward from 2009-10 to 2010-11 would increase to approximately $1.9 billion. DOB believes that, based on information as of March 2010, it has sufficient cash management options available to manage the shortfall in 2009-10 without the use of the State’s $1.2 billion in rainy day reserves. However, a delay in these transactions will further strain the State’s cash position and may require extraordinary cash management actions by DOB.

The DOB is evaluating a number of options available to enhance liquidity in the first quarter of 2010-11. The extent of liquidity needs, and the range of options available to the State, is dependent on a number of factors, including the timing of budget enactment, the actions authorized in the budget, the performance of tax receipts, the management of ongoing expenses, and the condition of the State and national economies.

2009-10 FINANCIAL PLAN DISBURSEMENTS FORECAST

The spending forecast as of May 2009 for each of the State’s major financial plan categories follows. Projected current-services disbursements are based on agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions, and changes in Federal law. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

As of May 2009, General Fund disbursements, including transfers to other funds, were projected to total $54.9 billion in 2009-10, an increase of $301 million from 2008-09 results. State Operating Funds spending, which includes both the General Fund and spending from other operating funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, was projected to total $78.7 billion in 2009-10. The General Fund and State Operating Funds spending totals are reduced by the increase in FMAP. The projected receipt of extraordinary Federal aid in 2009-10 adds approximately $7.2 billion to the All Funds projected spending total.

Grants to Local Governments

Grants to Local Governments (“Local Assistance”) include payments to local governments, school districts, health care providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71 percent of All Funds spending.

In 2009-10, All Funds spending for local assistance was proposed, as of May 2009, to total $93.2 billion. Total spending is comprised of State aid to medical assistance providers and public health programs ($40.5 billion); State aid for education, including to school districts, universities, and tuition assistance ($34.3 billion); temporary and disability assistance ($4.8 billion); mental hygiene programs ($3.9 billion); transportation ($3.1 billion); children and family services ($2.7 billion); and local government assistance ($1.1 billion). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

State Operations

As of May 2009, State Operations spending was for personal service and non-personal service costs. Personal service costs, which account for approximately two-thirds of State Operations spending, include salaries of State employees of the Executive Branch, Legislature, and Judiciary, as well as overtime payments and costs for temporary employees. Non-personal service costs, which account for the remaining one-third of State Operations, represent other operating costs of State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology and professional business services), supplies and materials, equipment, telephone service and employee travel.

Approximately 93 percent of the State workforce is unionized. The largest unions include CSEA, which primarily represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; PEF, which primarily represents professional and technical personnel (i.e., attorneys, nurses, accountants, social workers, and institution teachers); UUP, which represents faculty and non-teaching professional staff within the State University system; and NYSCOPBA, which represents security personnel (correction officers, safety and security officers).

The State workforce subject to Executive control (i.e., OSC, Law, SUNY/CUNY, and excluding the Legislature, Judiciary, and contractual labor), was projected as of May 2009 to total 128,803 full-time employees (“FTEs”) in 2009-10, a decrease of 7,687 from 2008-09 levels. Decreases are expected in nearly all agencies, mainly as a result of facility closures and the WRP.

As of May 2009, State Operations spending, which was projected to total $19.9 billion in 2009-10, financed the costs of Executive agencies ($17.8 billion), and the Legislature and Judiciary ($2.1 billion). The largest agencies in dollar terms and staffing levels include SUNY ($5.3 billion; 40,609 FTEs), Correctional Services ($2.4 billion; 29,175 FTEs), Mental Hygiene ($3.1 billion; 38,160 FTEs), DOH ($800 million; 5,441 FTEs), and State Police ($715 million; 5,607 FTEs).

State Operations spending by category, based upon prior year spending trends, is allocated among employee regular salaries (69 percent), overtime payments (3 percent), contractual services (19 percent), supplies and materials (4 percent), equipment (2 percent), employee travel (1 percent), and other operational costs (2 percent).

The State Operating Funds spending increase of $373 million (2.4 percent) in State Operations is primarily driven by a reserve to finance potential collective bargaining agreements with unsettled unions ($424 million), SUNY ($300 million), State Police ($86 million), Department of Taxation and Finance ($47 million), and stem cell research ($38 million) offset by a planned workforce reduction and a decline in State share Medicaid payments to State-owned mental hygiene facilities due to increased Federal Medicaid participation.

General State Charges

General State Charges account for the costs of fringe benefits provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, Social Security, health insurance, workers’ compensation and unemployment insurance. Fixed costs include State taxes paid to local governments for certain State-owned lands, and payments related to lawsuits against the State and its public officers.

For most agencies, employee fringe benefit costs are paid centrally from appropriations made to General State Charges. These centrally-paid fringe benefit costs represent the majority of General State Charges spending. However, certain agencies, such as the Judiciary and SUNY, directly pay all or a portion of their employees’ fringe benefit costs from their respective budgets. Employee fringe benefits paid through the General State Charges account are paid from the General Fund in the first instance and then partially reimbursed by revenue collected from fringe benefit assessments on Federal funds and other special revenue accounts. The funding source of fringe benefit costs directly paid by certain agencies is dependent on the respective agencies’ funding sources. Fixed costs are paid in full by General Fund revenues from the General State Charges account.

As of May 2009, All Funds spending on General State Charges was expected to total $5.7 billion in 2009-10, and included health insurance spending for employees ($1.7 billion) and retirees ($1.1 billion), pensions ($1.1 billion) and Social Security ($962 million).

The State paid, in full, its employer contributions for the fiscal year ended March 31, 2009. Payments totaled $1.06 billion. This amount included amounts required to be paid by the Judiciary bill and the amortization payments for the 2005 and 2006 bills.

The State bill for the 2009-10 fiscal year ending March 31, 2010 is $956.1 million, assuming a payment on March 1, 2010.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (i.e., the Empire State Development Corporation (“ESDC”), the Dormitory Authority of the State of New York (“DASNY”), and the Thruway Authority (“TA”), subject to an appropriation). Depending on the credit structure, debt service is financed through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

As of May 2009, All Funds debt service was projected at $5.1 billion in 2009-10, of which $1.8 billion was to be paid from the General Fund through transfers and $3.4 billion from other State funds. The General Fund transfer primarily finances debt service payments on general obligation and service contract bonds. Debt service is paid directly from other State funds for the State’s revenue bonds, including Personal Income Tax Revenue bonds, Dedicated Highway and Bridge Trust Fund bonds and mental health facilities bonds.

The Enacted Budget Financial Plan includes $12 million in savings from debt management actions. Legislation was enacted to provide greater flexibility in administering the Personal Income Tax Revenue Bond program by permitting DASNY and ESDC to issue bonds for any authorized Personal Income Tax Revenue Bond purpose. This was expected to result in improved scheduling and sizing for Personal Income Tax Revenue Bond sales, producing savings through efficiencies in bond pricing and administration. Administrative actions to reduce costs were to be continued. These included a goal of selling 25 percent of bonds on a competitive basis, market conditions permitting, and maximizing refunding opportunities, including through consolidated service contract structures.

Capital Projects

The Capital Projects Fund Group accounts for spending across all functional areas to finance costs related to the acquisition, construction, repair or renovation of fixed assets. Spending from appropriations made from over 30 capital projects funds are financed from four sources: annual State taxes or dedicated miscellaneous receipts, grants from the Federal government, the proceeds of notes or bonds issued pursuant to general obligation bond acts which are approved by the State voters, and the proceeds of notes or bonds issued by public authorities pursuant to legal authorization for State capital spending.

As of May 2009, All Funds capital spending was expected to total $8.8 billion in 2009-10. Transportation spending, primarily for improvements and maintenance to the State’s highways and bridges, continued to account for the largest share (51 percent) of this total. The balance of projected spending was slated to support capital investments in the areas of economic development (14 percent), education (11 percent), mental hygiene and public protection (7 percent), and parks and the environment (10 percent). The remainder of projected capital projects spending was spread across health and social welfare, general government and other areas (7 percent). As of May 2009, State funds were expected to increase by $937 million, or 19 percent, primarily attributable to changes in transportation spending for the Five-Year Capital Plan ($200 million), education spending for SUNY and infrastructure improvements for private colleges and universities ($295 million), and economic development for previously authorized projects ($195 million). Federal ARRA funds represented 98 percent of the annual change in Federal spending. These funds were projected to increase Federal spending by $1.0 billion, providing significant investments in the State’s capital infrastructure. Nearly half of this amount was slated to be directed to DOT for infrastructure improvement.

Other Financing Sources/(Uses)

As of May 2009, the most significant General Fund transfers to other funds in 2009-10 included transfers for State share Medicaid ($2.4 billion), general debt service ($1.8 billion), and capital projects ($551 million, including $168 million for Pay-As-You-Go (“PAYGO”) projects and a $383 million subsidy to the DHBTF).

Judiciary funding included money transferred to the Court Facilities Incentive Aid Fund, New York City County Clerks Fund, and Judiciary Data Processing Fund ($149 million). Also included in General Fund transfers to other funds were transfers representing payments for patients residing in State-operated health and SUNY facilities ($193 million), and SUNY hospital subsidy payments ($135 million).

In Special Revenue Funds, transfers to other funds included transfers to the Debt Service Funds representing the Federal share of Medicaid payments for patients residing in State-operated health and mental hygiene facilities and community homes, and patients at SUNY hospitals ($3.5 billion), a transfer from HCRA to the Capital Projects Fund to finance anticipated non-bondable spending for HEAL-NY ($140 million) and transfer of monies from several Special Revenue accounts in excess of spending requirements ($1.0 billion).

Capital Projects funds transfers included transfers to the General Debt Service Fund from the DHBTF ($1.0 billion), and transfers from the Hazardous Waste Remedial Fund ($27 million), and the Environmental Protection Fund ($95 million), to the General Fund.

Debt Service Fund transfers to the General Fund included tax receipts in excess of debt service requirements for general obligation, LGAC and Personal Income Tax Revenue Bonds ($10.4 billion). Transfers to Special Revenue Funds represented receipts in excess of lease/purchase obligations that are used to finance a portion of the operating expenses for DOH, mental hygiene, and SUNY ($3.8 billion).

General Fund Disbursements Revisions

As of November 2009, General Fund disbursements, including transfers to other funds, were estimated to total $54.6 billion in the 2009-10 fiscal year, a decrease of approximately $450 million from the First Quarterly Update. Revisions to the operating forecast, based on updated information, increased estimated spending by approximately $100 million, but these changes were expected to be more than offset by the expected implementation of the administrative spending reductions in the DRP (e.g., reductions in State agency operating spending, Medicaid fraud savings and debt management):

•	Health Care (including Medicaid): Changes in this area comprised the most significant spending revisions across the plan period and include the following:

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The State reimburses counties for services under the GPHW and Early Intervention programs, on a formula basis. As of November 2009, based on a review of prior-year claims and recent service trends, cost estimates had increased for these programs ($35 million in 2009-10; $105 million in 2010-11; $125 million in 2011-12, and $170 million in 2012-13).

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HCRA was expected to provide additional financing of State Medicaid costs that would otherwise have been paid for by the General Fund ($37 million in 2009-10; $3 million in 2010-11; $18 million in 2011-12, and $61 million in 2012-13) based on revised operating projections.

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As of November 2009, Securing Federal approval of a State Plan Amendment related to certain long-term care initiatives was expected to occur too late to provide savings in the 2009-10 fiscal year, but was expected to provide savings next year, if approved (a cost of $29 million in 2009-10 and savings of $29 million in 2010-11).

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Other revisions to the health care forecast over the Plan period included: additional costs in 2009-10 for the payment of prior-year liabilities under the human services cost-of-living adjustment ($27 million); increased spending for the Family Health Plus (“FHP”) Employer Buy-In program to provide premium subsidy payments for child care workers ($8 million in 2010-11; $16 million in 2011-12; and $14 million in 2012-13); annual reductions attributable to projected Medicaid costs for services provided through the mental hygiene system ($70 million in 2009-10; $57 million in 2010-11; and $20 million annually thereafter); and elimination of budgeted savings from a proposed assessment on out-of-State insurers that was ultimately not approved by the Legislature ($135 million annually starting in 2010-11).

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Higher Education: As of November 2009, the impact of the current economic recession was evident in recent upward trends in student enrollment in the State University of New York (“SUNY”) and CUNY community colleges. This was expected to result in higher base aid provided by the State to these institutions ($51 million in 2010-11; and $62 million in both 2011-12 and 2012-13). Similarly, increased spending under the Tuition Assistance Program (“TAP”) grant award program was expected due to the increased enrollment in institutions of higher education ($23 million in 2009-10; $53 million in 2010-11; and $6 million in both 2011-12 and 2012-13). In addition, SUNY and CUNY senior college operational costs in the outyears of the Financial Plan were projected to exceed the estimates in the First Quarterly Update primarily due to higher fringe benefit costs.

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Criminal Justice: Projected spending for the Department of Correctional Services and Division of Parole was revised across the plan period to reflect efforts to achieve savings through alternatives to proposed layoffs.

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School Aid: The September 2009 update to the school aid database resulted in higher projected costs of $75 million in 2010-11, based on additional claims filed since the May 2009 update, and updated wealth and demographic information reported by school districts. These additional costs were primarily driven by growth in foundation aid and special education aid, with supplemental claims from New York City representing nearly 70 percent of the increased fiscal year liability. Based on statute, additional school year obligations from 2009-10 and earlier years are to be paid in State fiscal year 2010-11. As in prior years, the updated school district data and additional claims have resulted in a significant cost increase to the State’s multi-year Financial Plan, subsequent to the Enacted Budget agreements.

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Transportation: The General Fund subsidy provided to DHBTF was revised across the plan period as a result of changes in estimated spending levels for projects, debt service costs, available bond proceeds, and other receipts.

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Mental Hygiene: The 2009-10 and 2010-11 savings primarily reflect efforts to reduce non-personal service costs by 11 percent and reduce workforce costs from the ongoing hiring freeze and severance plan. Higher costs beginning in 2010-11 are expected as a result of a rise in fringe benefit and indirect costs.

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GSCs: In 2010-11, the State’s contribution to the New York State and Local Employees’ Retirement System and the New York State and Local Police and Fire Retirement System is slated to increase approximately 55 percent above the 2009-10 fiscal year level, with large increases projected for future years as well. Additional costs above the First Quarterly Update forecast have been included as a result of an increase in the 2010-11 employer contribution rates from the original forecast provided by the Office of the State Comptroller. In addition, as of November 2009, the State planned to make its pension contribution on March 1, 2010, rather than September 2009. The estimated cost of not pre-paying the contribution is approximately $30 million. The State also planned to make its 2010-11 contribution in March 2011, rather than pre-paying it, which would result in additional 2010-11 costs of approximately $50 million.

Other changes to the GSC forecast of spending included additional costs for taxes on State-owned lands in 2009-10 as well as multi-year revisions to the forecast for health insurance costs for State employees and retirees, fixed costs and fringe benefit escrow receipts.

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Other Spending Revisions: As of November 2009, revisions based on recent program trends and operating results to date had been made in numerous programs and activities, including environmental protection, social services, disaster assistance, economic development, general government, and local government aid. The most noteworthy multi-year changes include lower than projected child welfare services spending; additional State spending to replace or compensate for reductions in available Federal Temporary Assistance for Needy Families moneys for ongoing welfare programs, including summer youth employment, supplemental homeless intervention, supportive housing for families, wage subsidy and wheels to work; higher than anticipated court security contract payments and fringe benefit costs for the Judiciary; and additional spending under the Back-to-School Assistance program, which was financed entirely through a private donation and Federal resources (reflected in miscellaneous receipts).

Annual Spending Growth

The annual growth in State Operating Funds and All Funds disbursements is significantly affected by the Mobility Tax, enacted in the first quarter of fiscal year 2009-10. This revenue source is collected by the State on behalf of, and disbursed in its entirety to, the MTA. Due to the requirements of the enabling legislation, as of November 2009, the tax was reflected in the State’s operating funds, increasing both receipts and disbursements by $1.6 billion. Excluding the new tax, as of November 2009, State Operating Funds disbursements in 2009-10 were projected to grow by two-tenths of one percent compared to 2008-09.

As of November 2009, General Fund disbursements, including transfers to other funds, were projected at $54.6 billion in 2009-10, unchanged from 2008-09. State Operating Funds spending, which includes the General Fund, State-financed special revenue funds, and debt service, was projected to increase by $1.8 billion (2.3 percent) and total $80.0 billion in 2009-10 (with the new MTA tax). All Governmental Funds spending, the broadest measure of spending that includes State Operating Funds, capital spending, and Federal grants, was projected to total $133.2 billion in 2009-10, an increase of $11.6 billion. Three-quarters of the All Funds increase is attributable to growth in Federal aid.

Updated All Funds Disbursements Projections

As of November 2009, All Funds spending was projected to total $133.2 billion in 2009-10, a decline of $284 million from the First Quarterly Update. Higher expected spending on an All Funds basis primarily for health care, welfare, mental hygiene, and criminal justice, is more than offset by expected administrative DRP actions.

State Operating Funds Budget

As of November 2009, the changes to the State Operating Funds forecast primarily reflected the General Fund revisions and DRP actions described earlier, which are partially offset by reductions in Other State Funds spending, the largest being STAR. Other changes included revisions to public health and stem cell research based upon activity and spending trends to date.

Capital Budget

As of November 2009, capital spending was projected to total $8.1 billion in 2009-10, a decrease of $402 million from the First Quarterly Update. This reflects a timing re-estimate regarding Federal spending on transportation projects supported by ARRA funds, as well as revised spending estimates in several New York State Economic Development programs. The capital spending projections conformed to the reporting of actual results in the State’s cash basis of accounting.

Federal Operating Budget

As of November 2009, DOB increased the annual estimate for Federal Operating spending by over $600 million compared to the First Quarterly Update. The changes were largely driven by an increase in Medicaid costs resulting from higher than projected utilization, and increased spending for the Back-to-School Assistance program supported by ARRA funds.

OUTYEAR PROJECTIONS

As of February 2010, DOB had revised its forecasts of receipts and disbursements across all funds through 2012-13 and calculated projections for 2013-14. The outyear forecast is based on assumptions of economic performance, revenue collections, spending patterns, and projections for the current-services costs of program activities. The forecast assumes the Legislature will enact the 2010-11 Executive Budget recommendations in their entirety.

The budget imbalances projected for the General Fund and State Operating Funds tend to be very similar. This is because the General Fund is typically the financing source of last resort for many State programs, and any imbalance in other funds that cannot be rectified by the use of existing balances is typically paid for by the General Fund.

As of November 2009, DOB projected budget gaps of $6.4 billion in 2010-11, $14.3 billion in 2011-12, and $19.1 billion in 2012-13. As of February 2010, the recommendations set forth in the Updated Financial Plan result in a balanced General Fund Financial Plan in 2010-11 and leave projected outyear budget gaps of $5.4 billion in 2011-12, $10.7 billion in 2012-13, and $12.4 billion in 2013-14. By comparison, the net operating deficits in State Operating Funds are projected at $5.8 billion in 2011-12, $11.0 billion in 2012-13, and $12.5 billion in 2013-14. Outyear receipts and disbursement projections are detailed below.

In evaluating the State’s operating forecast, it should be noted that the reliability of the estimates as a predictor of the State’s future fiscal condition is likely to diminish further into the planning period. Accordingly, in terms of the outyear projections, 2010-11 is the most relevant from a planning perspective, since any gap in that year must be closed with the next Executive Budget and the variability of the estimates is likely to be less than in later years. The State will provide quarterly revisions to its multi-year estimates.

OUTYEAR RECEIPTS/PROJECTIONS

With New York as the world’s financial capital, the impact of the recent financial crisis on the State’s fiscal condition has been severe. Base receipts—adjusted for State law changes—are estimated to decline by 10.5 percent in 2009-10, following a 3.0 percent decline for 2008-09. Consistent with an economic recovery projected to begin during the first quarter of 2010, base tax receipts growth is expected to rebound to 3.1 percent in 2010-11 and 6.4 percent in 2011-12. But there are significant risks to this forecast, as there always are around business cycle turning points. Wall Street bonus payments are always difficult to predict given the volatile nature of the financial markets, but particularly in the current environment given the political environment in which Wall Street now finds itself. Moreover, as of February 2010, the State’s real estate market is still in decline, with the commercial sector especially at risk. Even though the labor market may have neared its trough, job growth is expected to remain weak over the next few years. Therefore, it will take some time for household spending to regain its pre-recession level. Corporate profits are expected to continue growing, consistent with the strengthening of the national recovery, but the lag between the realization of profits and the tax payments generated by those profits has made business tax receipts especially difficult to project.

The end of the State’s economic downturn, the full-year impact of the temporary rate increase, the stock market recovery, and the sunset at the end of 2010 of preferential Federal tax rates on both capital gains and ordinary income are expected to provide growth of 5.4 percent in personal income tax receipts in 2010-11. Projected corporate profits growth for the 2010 calendar year should result in a return to growth in business tax receipts beginning in 2010-11. With the recovery in household spending, sales tax growth is expected to turn positive in 2010-11, after posting one of the worst annual sales tax declines on record in 2009-10. Lastly, the Tax Department is expected to add over 300 employees to its compliance staff, which is expected to increase audit and compliance collections by $221 million annually.

Fiscal Year 2009-10 Overview

As of February 2010, total All Funds receipts are estimated to reach $131.0 billion, an increase of $11.8 billion, or a 9.9 percent increase from 2008-09 results. All Funds tax receipts are estimated to decrease by $1.6 billion, or 2.6 percent. The majority of the decrease in tax receipts is attributable to declines in the personal income tax.

As of February 2010, All Funds miscellaneous receipts are projected to reach $22.4 billion in 2009-10, an increase of nearly $2.3 billion from 2008-09, largely driven by growth in the General Fund ($403 million), special revenues from the lottery and VLTs ($387 million) and State University income ($410 million) and capital project funds ($433 million).

As of February 2010, total State Funds receipts are estimated to reach nearly $81 billion in 2009-10, an increase of $736 million, or 0.9 percent.

As of February 2010, total General Fund receipts are estimated at nearly $53 billion, a decrease of $1.1 billion, or 2.0 percent from 2008-09 results. General Fund tax receipts are estimated to decrease by 2.8 percent, reflecting declines in the economy partially offset by STAR program savings. General Fund miscellaneous receipts are estimated to increase by 13.0 percent, reflecting actions taken with the Enacted Budget, as well as actions taken with this Budget.

As of February 2010, base tax receipts growth, which nets out the impact of law changes, is expected to decrease by an estimated 10.8 percent in 2009-10 after a base decline of 3.0 percent in 2008-09.

Personal Income Tax

As of May 2009, All Governmental Funds (“All Funds”) personal income tax receipts, which reflect gross payments minus refunds, were estimated at $37.2 billion for 2009-10, a $398 million increase from the prior year. This was primarily attributable to an increase in withholding of $2.9 billion due to the three-year temporary increase in tax rates adopted in the Enacted Budget Plan. The increase was expected to be partially offset by decreases in extension payments and final payments for tax year 2008 of $2.5 billion (53 percent) and $565 million (22.6 percent), respectively. The decrease reflected the extraordinarily weak settlement in tax year 2008 returns attributable to the declining economy. As of May 2009, estimated payments for tax year 2009 were projected to increase by $50 million (0.6 percent), with the increase entirely due to the impact of the temporary tax rate increase. As of May 2009, receipts from delinquencies were projected to increase $166 million over the prior year while refunds were estimated to decline by $339 million (4.7 percent).

As of May 2009, All Funds income tax receipts of $40.1 billion for 2010-11 were projected to increase by $2.9 billion (7.7 percent) from 2009-10. Gross receipts were projected to grow by 7.9 percent, largely reflecting projected increases in tax year 2010, estimated payments of $1.7 billion (21.0 percent), extension payments of $1.2 billion (52.0 percent) and withholding of $437 million (1.4 percent). Most of the increases in estimated payments and withholding were due to the enacted personal income tax temporary increase. As of May 2009, payments from final returns for tax year 2009 were projected to increase by $157 million (8.1 percent) and receipts from delinquencies were projected to increase by $54 million (4.8 percent) over the prior year. Refunds were estimated to grow by $603 million or 8.8 percent, largely reflecting the impact of tax reductions contained in the Federal ARRA that affect the State’s tax base.

General Fund income tax receipts are the net of deposits to the School Tax Relief (“STAR”) Fund, which provides property tax relief, and RBTF, which supports debt service payments on State personal income tax revenue bonds. As of May 2009, General Fund income tax receipts of $24.4 billion for 2009-10 were expected to increase by $1.2 billion or 5.2 percent from the prior year. This increase reflects a decrease in STAR deposits of $910 million as a result of elimination of both the STAR rebate program and associated enhanced New York City STAR credit for 2009-10, partly offset by an increase in deposits to RBTF of $100 million.

As of May 2009, General Fund income tax receipts of $26.6 billion for 2010-11 were projected to grow by $2.2 billion, or 9.0 percent over 2009-10. Along with the increase in All Funds receipts noted above, a marginal decrease of $44 million in STAR deposits was projected. Deposits to the RBTF were expected to increase by 7.7 percent, the same percentage increase as projected for net collections since the deposit equals 25 percent of net collections.

As of May 2009, All Funds income tax receipts of $41.5 billion for 2011-12 were projected to increase by $1.4 billion, or 3.4 percent over the prior year. Gross receipts were projected to increase by 3.7 percent and reflect withholding that was projected to grow by 4.1 percent ($1.3 billion). As of May 2009, total estimated taxes on prior and current year liabilities were expected to increase by an estimated 1.9 percent ($252 million). Payments from final returns were expected to increase by 7.2 percent ($166 million). Delinquencies were projected to increase by $38 million or 3.3 percent over the prior year. Growth in total refunds was projected to increase by $369 million or 5.0 percent over the prior year.

As of May 2009, General Fund income tax receipts of $27.4 billion for 2011-12 were projected to increase by $835 million, or 3.1 percent from 2010-11. General Fund projected receipts for 2011-12 reflected a $197 million increase in STAR deposits, and a $342 million increase in deposits to the RBTF.

As of May 2009, All Funds income tax receipts for 2012-13 were projected to be $40.6 billion. General Fund receipts were projected at $26.6 billion. Both figures reflected declines from the prior year due to the expiration of the temporary personal income tax increase after tax year 2011 (with the last fiscal impact of the temporary increase occurring in 2011-12).

User Taxes and Fees

As of May 2009, All Funds user taxes and fee receipts for 2009-10 were estimated to be approximately $14.4 billion, an increase of $371 million or 2.6 percent from 2008-09. Sales tax receipts were expected to increase by $162 million from the prior year due to a base decline of over 2 percent, which was more than offset by tax law changes. Non-sales tax user taxes and fees were estimated to increase by $209 million from 2008-09 mainly due to tax law changes in motor vehicle fees.

As of May 2009, General Fund user taxes and fee receipts were expected to total $8.5 billion in 2009-10, an increase of $159 million or 1.9 percent from 2008-09. The increase largely reflects an increase in receipts due to sales tax receipts ($86 million), motor vehicle fees ($61 million) and alcoholic beverage taxes ($29 million), partially offset by a decrease in cigarette tax collections ($21 million).

As of May 2009, All Funds user taxes and fee receipts for 2010-11 were projected to be $14.8 billion, an increase of $418 million, or 2.9 percent from 2009-10. This increase largely reflects fee and tax law changes in sales and use tax collections and motor vehicle fees. General Fund user taxes and fee receipts were projected to total $8.8 billion in 2010-11, an increase of $299 million, or 3.5 percent from 2009-10. This increase largely reflects fee and tax law changes in sales and use tax collections and motor vehicle fees.

As of May 2009, All Funds user taxes and fees were projected to increase by $491 million in 2011-12 and then increase by $414 million in 2012-13. This reflects the proposed fee and tax law changes becoming fully effective.

Business Taxes

As of May 2009, All Funds business tax receipts for 2009-10 were estimated at $7.7 billion, an increase of $72 million, or 0.9 percent from the prior year. The estimates reflected a net increase in receipts of $585 million resulting from tax law changes. The increase in the prepayment rate from 30 percent to 40 percent for most business taxpayers and the imposition of the insurance premiums tax on for-profit HMOs were the major tax law changes. Absent these provisions, All Funds business tax receipts were expected to decline by $513 million or 6.7 percent. The majority of this decline is in the corporate franchise tax and the bank tax. As of May 2009, corporate profits were expected to decline by 22 percent in calendar year 2009 although the related revenue decline was expected to be far less due to a higher proportion of taxpayers filing under non-income tax bases. Bank tax receipts in 2008-09 were bolstered by one-time receipts from the three month reopening of the Voluntary Compliance Initiative. This program, which allowed taxpayers to voluntarily report the use of Internal Revenue Service designated tax shelters, accounted for $370 million, or 81 percent of All Funds audit collections of $455 million. As of May 2009, bank tax audit collections were expected to fall to $71 million in 2009-10. Excluding Enacted Budget provisions, corporation and utilities tax receipts were expected to grow 4.6 percent as revenue from the telecommunication sector remains strong and the insurance tax is expected to remain virtually unchanged.

As of May 2009, All Funds business tax receipts for 2010-11 of $8.0 billion were projected to increase by $369 million, or 4.8 percent over the prior year, reflecting rebound induced growth rates of 9.8 and 10.7 percent in corporate franchise tax and bank tax receipts, respectively.

As of May 2009, General Fund business tax receipts for 2009-10 of $5.5 billion were estimated to decrease by $61 million, or 1.1 percent below 2008-09 results. The projected General Fund decrease in business tax receipts was larger than the projected All Funds decline because the net revenue from the imposition of the insurance premiums tax on for-profit HMOs was anticipated to be dedicated to HCRA. Aside from this Enacted Budget provision, business tax receipts deposited to the General Fund reflect the All Funds trends discussed above.

As of May 2009, General Fund business tax receipts for 2010-11 of $5.8 billion were projected to increase by $333 million, or 6.1 percent over the prior year. Corporate franchise tax and bank tax receipts were projected to increase by 10.1 percent and 9.9 percent, respectively as the economy begins to recover.

As of May 2009, All Funds business tax receipts estimated for 2011-12 and 2012-13 reflected trend growth that is determined in part by the expected levels of corporate profits, taxable insurance premiums, electric utility consumption prices, the consumption of telecommunications services and automobile fuel consumption and fuel prices. Business tax receipts were projected to increase to $8.2 billion (1.6 percent) in 2011-12, and $8.7 billion (6.4 percent) in 2012-13. General Fund business tax receipts over this period were expected to increase to $5.9 billion (1.7 percent) in 2011-12 and $6.4 billion (8.0 percent) in 2012-13.

Other Taxes

As of May 2009, All Funds other tax receipts for 2009-10 were estimated to be $1.4 billion, down $532 million or 28.2 percent from 2008-09 receipts. This decrease reflects a 17.6 percent decline in the estate tax collections due to declines in equity and home values experienced over the past year, combined with a nearly 47 percent decline in real estate transfer tax collections as a result of conditions in the real estate and credit markets as of May 2009. General Fund other tax receipts were expected to total $982 million in fiscal year 2009-10, reflecting a $205 million decline in estate tax collections.

As of May 2009, All Funds other tax receipts for 2010-11 were projected to be $1.4 billion, up $65 million or 4.8 percent from 2009-10, reflecting growth in the real estate transfer tax of 23.5 percent, reflecting the beginning of a rebound in the residential and commercial markets, partially offset by a 2.4 percent decline in estate tax collections. General Fund other tax receipts were expected to total $959 million in fiscal year 2010-11, a decrease of $23 million which is attributable to a projected decline in the estate tax.

As of May 2009, the 2011-12 All Funds receipts projection for other taxes was nearly $1.6 billion, up $144 million or 10.1 percent from 2010-11 receipts. Growth in the estate tax was projected to follow expected increases in household net worth as equity prices begin to rebound. Receipts from the real estate transfer tax were projected to increase, reflecting the continued improvement in the residential and commercial markets.

As of May 2009, the 2012-13 All Funds receipts projection for other taxes of $1.7 billion was up $142 million or 9.1 percent from 2011-12 receipts.

Miscellaneous Receipts and Federal Grants

All Funds miscellaneous receipts include monies received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses. As of May 2009, All Funds miscellaneous receipts were projected to total $22.2 billion in 2009-10, an increase of $2.1 billion from 2008-09 results, largely driven by programs financed with authority bond proceeds ($718 million), including spending in economic development, SUNY and State equipment financing; growth in SUNY tuition, fee, patient, and other income ($459 million); increased lottery receipts, including VLT ($213 million); and growth in HCRA receipts ($470 million). Federal grants help pay for State spending on Medicaid, temporary and disability assistance, mental hygiene, school aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in federally-reimbursed spending. Accordingly, DOB typically plans that Federal reimbursement will be received in the State fiscal year in which spending occurs, but timing is often unpredictable. As of May 2009, All Funds Federal grants were projected to total $47.7 billion in 2009-10, an increase of $8.9 billion from 2008-09 results driven by receipt of Federal ARRA monies.

As of May 2009, General Fund miscellaneous receipts collections were estimated to be approximately $3.4 billion in 2009-10, up $276 million from 2008-09 results. This projected increase is primarily due to actions taken with the 2009-10 Enacted Budget.

As of May 2009, All Funds miscellaneous receipts were projected to total $21.7 billion in 2010-11, a decrease of $532 million from 2009-10 levels, driven by General Fund changes of $359 million primarily due to the loss of several one-time receipts including payments related to NYPA, augmented by a decline in programs financed with authority bond proceeds ($150 million).

As of May 2009, All Funds Federal grants were projected to total $48.5 billion in 2010-11, an increase of $800 million from 2009-10, reflecting an increase in Federal ARRA funding.

As of May 2009, General Fund miscellaneous receipts and Federal grants were projected to be $3.0 billion in each year beginning in 2010-11.

As of May 2009, All Funds miscellaneous receipts were projected to increase by $921 million in 2011-12 and decline by $609 million in 2012-13 driven by the one-time receipt of franchise fees related to the development of VLT facilities ($370 million).

The loss of Federal ARRA aid drives the All Funds Federal grant projected declines of $5.4 billion in 2011-12 and $706 million in 2012-13, estimated as of May 2009.

November 2009 Updates

As of November 2009, General Fund receipts, including transfers from other funds, were estimated to total $51.7 billion, a decrease of $658 million from the amount projected in the First Quarterly Update. Tax receipts, excluding the impact of revisions to the School Tax Relief program (“STAR”) and debt service (which are unrelated to underlying collection experience), were revised downward by $1.2 billion. This was offset in part by higher miscellaneous receipts ($169 million), lower estimated spending in STAR ($85 million), and the expected implementation of administrative DRP actions affecting receipts ($272 million).

As of November 2009, the receipt estimates for the 2009-10 fiscal year were revised downward, as the New York State economy deteriorated more quickly than anticipated during the first half of 2009. As of November 2009, estimated General Fund tax receipts in the 2009-10 fiscal year had been lowered by $1.2 billion since the First Quarterly Update, due almost entirely to a reduction in personal income tax collections. In addition, as of November 2009, the anticipated increase in personal income tax collections due to the high income surcharge had not fully materialized as expected, although it was noted that some of the shortfall may have been due to timing. In the absence of the surcharge enacted in 2009-10 and other law changes, it was estimated that personal income tax liability for 2009 would have fallen 14.5 percent. In 2009-10, the downward revisions to the personal income tax forecast are partly offset by a decline in the amount to be deposited into the STAR Fund.

As of November 2009, projected business tax collections for 2009-10 had been lowered by $133 million compared to the First Quarterly Update, mainly due to overall economic weakness. Furthermore, sales tax collections were weaker than forecast as the historic decline in State wages estimated for the 2009-10 fiscal year was having an even more adverse impact on State household spending than expected, particularly for automobiles and other large consumer items.

As of November 2009, General Fund miscellaneous receipts and transfers from other funds had been revised upward by approximately $400 million from the First Quarterly Update. Higher levels of indirect cost reimbursements, additional revenues from assessments on utility companies, revenue collected from legal settlements, additional workers’ compensation surplus revenue remittance, and various changes to transfers accounted for the improvement.

2010-11 Tax Receipts

As of November 2009, General Fund tax receipts estimates for 2010-11 had been reduced by $1.5 billion compared to the First Quarterly Update. The lower personal income tax base for the 2009-10 fiscal year was estimated to account for most of this downward revision. All Funds net personal income tax receipts for 2010-11 were projected to increase by $2.9 billion (8.4 percent) over the prior year to $38.0 billion, with withholding growth of $1.5 billion (5.2 percent), which primarily reflects a recovery in wage growth consistent with the expected pace of the State’s economic recovery and application of higher withholding rates to first quarter 2010 bonus payments. Estimated tax payments of $8.6 billion were projected as of November 2009 for tax year 2010, or $1.0 billion (13.2 percent) above the prior year. This increase reflects an expected acceleration in capital gains realizations as taxpayers are expected to react to the scheduled expiration of lower Federal capital gains tax rates at the end of 2010.

As of November 2009, General Fund business tax receipts for 2010-11 were projected to increase by $296 million, or 5.6 percent, from 2009-10, to $5.6 billion, representing a downward revision of $80 million compared with the First Quarterly Update, due primarily to the weaker 2009-10 base.

As of November 2009, General Fund user taxes and fees receipts, including transfers, were projected to total $10.7 billion in 2010-11, an increase of $430 million or 4.2 percent from 2009-10. This estimate is roughly $30 million below the First Quarterly Update.

2009-10 All Funds Receipts Overview

As of November 2009, All Funds receipts were projected to total $128.9 billion for 2009-10, comprising tax receipts ($59.4 billion), Federal grants ($48.1 billion) and miscellaneous receipts ($21.4 billion).

As of November 2009, the receipts estimates for 2009-10 had been revised downward significantly. 2009-10 All Funds tax receipt estimates had been lowered by $1.2 billion since the First Quarterly Update, due almost entirely to a reduction in the personal income tax. As of November 2009, the anticipated increase in personal income tax collections due to the recently enacted high-income surcharge had not fully materialized as expected, partially due to timing. In addition, the historic decline in State wages estimated for 2009-10 is having an even more adverse impact on State household spending than expected, particularly for autos and other big-ticket items. Business tax collections were weaker than anticipated in the First Quarterly Update, mainly due to the overall weakness of the economic environment.

The total All Funds receipts estimate of $128.9 billion represents an increase of $9.6 billion, or 8 percent, above 2008-09 results. This growth is comprised of decreases in taxes ($954 million or 1.6 percent), and increases in miscellaneous receipts ($1.3 billion or 6.6 percent), and Federal grants ($9.3 billion or 23.8 percent).

Total State Funds receipts were estimated at $80.6 billion, an expected increase of $343 million, or 0.4 percent, from 2008-09 actual results. State Funds miscellaneous receipts were estimated to increase $1.3 billion, or 6.4 percent.

Total General Fund receipts, including transfers, were estimated at $51.7 billion, a decrease of $2.1 billion, or 3.9 percent, from 2008-09 results. The decline in General Fund tax receipts was estimated at 2.7 percent. General Fund miscellaneous receipts were estimated to decrease by 0.3 percent.

After controlling for the impact of Tax Law changes, base tax revenue was estimated to decline 11.0 percent for fiscal year 2009-10. It is estimated that personal income tax liability for 2009 could have fallen by 14.5 percent in the absence of the enacted surcharge and other law changes.

Fiscal Year 2010-11 Overview

As of February 2010, total All Funds receipts are expected to reach $135.7 billion, an increase of $4.6 billion, or 3.5 percent from 2009-10 estimates. All Funds tax receipts are projected to grow by nearly $5 billion or 8.5 percent. This increase is attributable to the full year impact of the temporary personal income tax rate increase, expiring Federal tax laws, and positive revenue actions proposed with the Updated Financial Plan. All Funds Miscellaneous receipts are projected to decrease by $677 million, or 3.0 percent. All Funds Federal grants are expected to increase by $330 million, or 0.7 percent.

Total State Funds receipts are projected to be nearly $85 billion, an increase of $2.8 billion, or 3.4 percent from the 2009-10 estimate.

Total General Fund receipts are projected to be nearly $55 billion, an increase of $2.1 billion, or 4.0 percent from 2009-10 estimates. General Fund tax receipts are projected to grow by 7.6 percent, while General Fund miscellaneous receipts are projected to decline by 16.9 percent, reflecting the loss of several one-time payments. Federal grants revenues are projected to decline by 11.8 percent due to a shift in the timing of payments.

After controlling for the impact of policy changes, base tax revenue growth is estimated to increase by 3.5 percent for fiscal year 2010-11. The expected rebound in economic activity is expected to increase base growth in tax receipts for the first time since 2007-08.

Change from First Quarterly Update

All Funds receipts estimates have been revised downward significantly for fiscal year 2009-10. As of November 2009, tax receipts to date for fiscal year 2009-10, in many revenue categories, had fallen below expectations. As a result of these and other factors outlined below, All Funds tax estimates for the year were revised downward by $1.2 billion from the First Quarterly Update. Miscellaneous receipts were revised downward by $50 million, while Federal grants were revised up by $288 million.

As of November 2009, the downward revision to General Fund receipts for fiscal year 2009-10 was $652 million, reflecting a $865 million decrease in taxes.

The downward revisions alluded to above are primarily due to:

•	A weaker economic condition and changes in the timing of personal income tax collections related to the temporary rate increase.

•	Weaker than expected to date business tax collections, due to the overall weak economic environment.

Change from Second Quarterly Update

All Funds receipts estimates have been revised upward by $2.2 billion for fiscal year 2009-10 from the Mid-Year Financial Plan Update. The upward tax revision is mostly due to the tax amnesty program and a significant bank tax re-estimate. Miscellaneous receipts and Federal grants were revised upward by over $1.7 billion due to increases in 2009 Federal spending, as well as revenue advanced to 2009-10 from the Aqueduct VLT contract, sweeps from the Battery Park funds, and timing-related changes to capital project revenue.

General Fund receipts for fiscal year 2009-10 have been revised upward by $356 million, reflecting increased one-time payments in miscellaneous receipts.

All Funds receipts estimates have been increased by $2.1 billion for fiscal year 2010-11 from the Second Quarterly Update. The majority of this increase is attributable to a $1.3 billion expected increase in Federal grants.

General Fund receipts for fiscal year 2010-11 have been revised upward by $191 million. Tax revisions account for a decrease of $37 million, while miscellaneous receipts increase by $228 million.

Proposed Law Changes

The 2010-11 Executive Budget includes changes to tax law that would: reform certain components of our tax structure to ensure that the tax burden is fairly distributed, that our tax incentive programs are most efficiently utilized and that taxpayers remit the proper amount of tax that is owed; close unintended tax loopholes to improve the equity of the tax code; and generate additional recurring revenues to help close the State’s financial gaps in 2010-11 and beyond.

General Fund Outyear Receipts Projections

General Fund receipts over the plan period are affected by the economic outlook, the expiration of the personal income tax surcharge at the end of calendar year 2011, and the changes in the level of non-tax resources available to finance General Fund disbursements. The economic forecast calls for a recession with employment losses continuing through the third quarter of 2010, a historic decline in State wages of 4.8 percent in 2009, and low wage growth of 2.1 percent for 2010. This lowers the economic base on which the outyear revenue forecast is built. Overall, receipts growth in the three fiscal years following 2010-11 is expected to grow consistent with projected growth in the U.S. and New York economies.

Fiscal Years 2011-12, 2012-13 and 2013-14 Overview

Overall, tax receipts growth in the three fiscal years following 2010-11 is expected to remain in the range of 1.3 percent to 4.8 percent. This is consistent with a projected return to modest economic growth in the New York economy in the second half of 2010. Receipt growth is supported by proposals contained with the Executive Budget that create or increase levies intended to deter unhealthy behavior, eliminate unintended tax loopholes and supplement Department of Taxation and Finance efforts to find non-compliant and fraudulent taxpayers. These factors are expected to continue to enhance expected receipt growth through 2013-14.

Total All Funds receipts in 2011-12 are projected to be $133.5 billion, a decrease of $2.1 billion over the prior year. All Funds receipts in 2012-13 are expected to increase by $303 million over 2011-12 projections. In 2013-14, receipts are expected to increase by nearly $5.0 billion over 2012-13 projections; total State Funds receipts are projected to be over $88.6 billion in 2011-12, $89.4 billion in 2012-13 and nearly $93 billion in 2013-14; total General Fund receipts are projected to reach nearly $57 billion in 2011-12, $57 billion in 2012-13 and $60 billion in 2013-14; and All Funds tax receipts are expected to increase by 4.8 percent in 2011-12, 1.3 percent in 2012-13 and 4.7 percent in 2013-14. Again, the projected growth pattern is consistent with an economic forecast of continued but slower economic growth.

Base Growth

Base growth, adjusted for law changes, in tax receipts for fiscal year 2009-10 is estimated to decline 10.8 percent before rebounding to grow 3.5 percent in 2010-11. Overall base growth in tax receipts is dependent on a multitude of factors. The causes of the decline in 2009-10 include the disappearance of major investment banks and their payrolls, the decline in the value of residential real estate during the 2008-2009 period, and the retreat of consumer spending in the face of job losses during the past 18 months. The expected rebound in base receipts growth in 2010-11 results from a return to cash bonus growth from the financial services industry, strong corporate profits growth, positive capital gains from a resurgent stock market, and an end to consumption declines.

OUTYEAR DISBURSEMENTS PROJECTIONS

General Fund spending is projected to grow at an average annual rate of 7.6 percent from 2009-10 through 2013-14, excluding the expected deferral of $880 million in planned disbursements from 2009-10 to 2010-11. Spending growth in the General Fund is projected to increase sharply in 2011-12, reflecting an expected return to a lower Federal matching rate for Medicaid expenditures on June 30, 2011, which would increase the share of Medicaid costs that must be financed by State resources, and the loss of temporary Federal aid for education. Excluding these stimulus-related effects, which temporarily suppress General Fund costs in 2009-10 through 2010-11, General Fund spending is expected to grow at approximately 5.1 percent on a compound annual basis.

Outyear spending projections do not incorporate any estimate of potential new actions to control spending in future years; any potential continuation of Federal stimulus aid beyond 2010-11; or any costs for future collective bargaining agreements beyond the March 31, 2011 expiration of the current four-year contracts with most unions. In addition, the forecast does not include any additional health care costs that may materialize from any health care reform at the Federal level of government.

General Fund Grants to Local Governments

Annual growth in local assistance is driven primarily by Medicaid (including administrative costs and local cost sharing), school aid and aid for children and family services.

Medicaid (Department of Health)

The State share of Medicaid is financed with a combination of General Fund and HCRA resources. Also, the Federal government is financing an additional share of Medicaid costs through December 31, 2010, which temporarily lowers the State’s costs for the program. The Updated Financial Plan assumes that the Federal government will extend the enhanced financing another six months through June 30, 2011, which temporarily lowers the State’s costs for the program.

Medicaid growth over the plan period is affected by increasing Medicaid enrollment, rising costs of provider health care services, higher levels of utilization, and expiration of the temporarily enhanced levels of Federal aid.

The General Fund growth trends over the plan period are affected by the availability of HCRA resources and the expiration of Federal aid. As of November 2009, General Fund spending for Medicaid was expected to more than double over the next two years, growing by $2.5 billion in 2010-11, $5.0 billion in 2011-12, and another $1.1 billion in 2012-13. These estimates reflect the loss of the enhanced FMAP provided through ARRA that is expected to reduce State share spending in 2009-10 and 2010-11 (through December 31, 2010).

The expiration of the higher Federal share in 2010-11 substantially increases spending in 2011-12. Excluding the impact of enhanced FMAP, State spending for Medicaid is expected to grow significantly over the

2010-11 to 2013-14 Financial Plan, increasing at an average annual rate of 9.6 percent, from $15.1 billion in 2010-11 to $19.9 billion in 2013-14. Overall Medicaid growth results, in part, from the combination of projected increases in service utilization and medical care cost inflation that affects nearly all categories of service (e.g., hospitals, nursing homes), as well as rising enrollment levels.

Other factors contributing to Medicaid spending growth include additional costs of approximately $500 million annually attributable to the State cap on local government Medicaid cost increases and takeover of local FHP costs. Also, the payment of an extra weekly cycle to providers adds an estimated $400 million in 2011-12.

As of February 2010, the number of Medicaid recipients is expected to grow to 4.73 million in 2010-11, an increase of 9.5 percent from the estimated 2009-10 caseload of 4.32 million.

School Aid

School aid spending includes foundation aid; UPK expansion; and expense-based aids such as building aid, transportation aid, and special education. School aid spending is supported by the General Fund, as well as lottery revenues (including VLTs). On a school-year basis, school aid is projected to grow from $20.5 billion in 2010-11 to $26 billion in 2013-14, an average annual rate of 8.2 percent.

Growth in 2011-12 is primarily due to increases in expense-based aid. Growth in 2012-13 and beyond is primarily due to increases in foundation aid; UPK expansion; and contractual increases in expense-based aids such as building aid and transportation aid.

School aid has two principal State funding sources: the General Fund and the Lottery Fund. On a State fiscal-year basis, school aid spending is projected to grow by $1.8 billion in 2011-12, $2.1 billion in 2012-13, and $1.7 billion in 2013-14. Over the 2010-11 to 2013-14 Financial Plan period, revenues available to finance school aid are expected to increase by $86 million from core lottery sales, and by $283 million from VLTs, consistent with 2010-11 Executive Budget recommendations to bolster revenues.

As of February 2010, the Updated Financial Plan assumes a one-time franchise payment from the sale of VLT development rights at Aqueduct in 2009-10, and operations are expected to begin there in 2011.

As of November 2009, revenues from core lottery sales were projected to remain flat in 2010-11, followed by an increase of $32 million in 2011-12, and $41 million in 2012-13 (totaling $2.2 billion in 2012-13). Revenues from VLTs were projected to increase by $174 million in 2010-11, by $38 million in 2011-12, and by $48 million in 2012-13 (totaling $738 million in 2012-13). As of November 2009, the Financial Plan assumed a one-time franchise payment from the sale of VLT development rights at Aqueduct in 2010-11, where operations are expected to begin in 2011. However, the DRP proposed that the VLT franchise payment be finalized in 2009-10, which would increase lottery resources in 2009-10 and reduce them by a similar amount in 2010-11.

Mental Hygiene

As of February 2010, mental hygiene spending is projected to grow on average by $200 million annually to total $4.1 billion in 2013-14. Sources of growth include: increases in the projected State share of Medicaid costs; projected expansion of the various mental hygiene service systems, including increases primarily associated with the Office of Mental Retardation and Developmental Disabilities NYS-CARES program; the New York/New York III Supportive Housing agreement and community beds that are currently under development in the Office of Mental Health pipeline; and several chemical dependence treatment and prevention initiatives in the Office of Mental Health and Substance Abuse Services, including treatment costs associated with recent drug law reform.

Social Services

As of February 2010, Children and Family Services spending is expected to grow by approximately $200 million annually through 2013-14 primarily driven by growth in local claims-based programs, including child welfare. Welfare spending is projected to increase by $475 million from $1.1 billion in 2010-11 to $1.6 billion by 2013-14, consistent with the projected increase in the public assistance caseload, based on the latest economic forecast and updated program data.

Temporary and Disability Assistance

As of May 2009, spending was projected at $1.3 billion in 2010-11, and was expected to increase to $1.4 billion by 2012-13, primarily as the result of an expected decrease in Federal offsets, which would increase the level of General Fund resources needed to fund existing commitments.

Higher Education

As of November 2009, spending was projected to decrease in 2010-11 by $180 million, followed by growth of $162 million in 2011-12, and another $89 million in 2012-13. The annual decline in 2010-11 is primarily attributable to the deferral of approximately $300 million in CUNY spending from 2008-09 to 2009-10, which inflates the 2009-10 base relative to 2010-11.

State Operations

As of November 2009, State Operations spending was expected to total $8.9 billion in 2010-11, an annual increase of $462 million (5.4 percent). In 2011-12, spending was projected to grow by another $181 million (2.0 percent) to a total of $9.1 billion, followed by another $128 million (1.4 percent) for a total of $9.3 billion in 2012-13. The personal service projections reflect both the impact of ratified labor contracts and potential spending for unions that had yet to reach agreements (with costs calculated assuming settlements comparable to those already reached); the workforce reduction initiatives; salary adjustments for performance advances, longevity payments and promotions; and adjustments to staffing levels. Inflationary increases for non-personal service costs were expected to result in higher spending in all years. Additional growth was expected to be driven by spending for ongoing initiatives, including the civil commitment program for sexual offenders.

State Operations spending growth over the 2010-11 to 2013-14 Financial Plan period is concentrated in agencies with large operational facility-based budgets such as Corrections, SUNY, and the mental hygiene agencies, as well as the Judiciary. The main causes of growth include expiration of enhanced FMAP that lowers State costs for portions of mental hygiene spending, inflationary increases in operating costs, and ongoing initiatives, including the civil commitment program for sexual offenders, and medical and pharmacy costs in the areas of mental hygiene and corrections.

General State Charges

General State Charges account for the costs of fringe benefits provided to State employees and retirees of the Executive, Legislative and Judicial branches, as well as for certain fixed costs. As of November 2009, General State Charges were projected to total $4.4 billion in 2010-11, $5.1 billion in 2011-12 and $5.9 billion in 2012-13. As of February 2010, General State Charges are projected to grow at an average annual rate of 8.1 percent from 2010-11 through 2013-14. The growth is mainly due to anticipated cost increases in pensions and health insurance for State employees and retirees.

As of November 2009, the State’s 2009-10 Employees’ Retirement System pension contribution rate as a percentage of salary was expected to grow from 7.3 percent in 2009-10 to 24.1 percent in 2012-13. As of February 2010, the State’s 2010-11 Employees’ Retirement System pension contribution rate as a percentage of salary is expected to grow from 12.2 percent in 2010-11 to 23.5 percent in 2013-14. As of November 2009, the Police and Fire Retirement System pension contribution rate was expected to be 15.3 percent in 2009-10, growing to 33.1 percent by 2012-13. As of February 2010, the Police and Fire Retirement System pension contribution rate is expected to be 18.4 percent in 2010-11, growing to 31.4 percent by 2013-14. As of November 2009, costs were projected to increase by an additional $612 million to total $2.3 billion. Costs were expected to increase by $688 million total $2.9 billion in 2012-13. As of November 2009, the State noted that growth in all years is driven by anticipated increases in the employer contribution rate. In addition to savings expected from the new tier of pension benefits enacted in December 2009, the Executive Budget recommends amortization of a portion of future costs. After these savings actions, pension costs are projected to grow from $1.5 billion in 2011-12 to $2.3 billion by 2013-14.

Spending for employee and retiree health insurance costs is expected to grow at a consistently high rate through 2013-14, with annual growth reflecting an annual premium increase of roughly 9 percent.

Transfers to Other Funds

General Fund transfers help finance certain capital activities, the State’s share of Medicaid costs for State-operated mental hygiene facilities, debt service for bonds that do not have dedicated revenues, and a range of other activities.

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Debt Service: Transfers pay for debt service for general obligation bonds, as well as certain lease-purchase and service contract bonds. As the State retires service contract bonds and issues more personal income tax revenue bonds, this transfer will go down over time.

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Dedicated Highway and Bridge Trust Fund: A significant portion of the capital and operating expenses of the Department of Motor Vehicles (“DMV”) are funded from the DHBTF. The Fund receives dedicated tax and fee revenue from the Petroleum Business Tax, the Motor Fuel Tax, the Auto Rental Tax, highway use taxes, transmission taxes and motor vehicle fees administered by DMV. The Updated Financial Plan includes transfers from the General Fund that effectively subsidize the expenses of the DHBTF. The subsidy is required because the cumulative expenses of the fund—capital and operating expenses of DOT and DMV, debt service on DHBTF bonds and transfers for debt service on bonds that fund the Consolidated Highway Improvement Programs and local transportation programs—exceed current and projected revenue deposits and bond proceeds. The Updated Financial Plan revises the forecast for the General Fund subsidy to reflect Executive Budget recommendations. The General Fund subsidy is projected at $785 million for 2011-12, $890 million for 2012-13, and $979 million in 2013-14, with continued growth thereafter.

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Medicaid Share Transfer: Increased FMAP reduces the State share of Medicaid spending at State-operated mental hygiene facilities through 2010-11. Beginning in 2011-12, these ARRA moneys are no longer expected to be available, increasing the General Fund transfer.

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All Other Transfers: These provide funding for specific purposes, including Mental Hygiene activities and the State’s financial management system. Additionally, the General Fund is expected to make annual transfers to approximately a dozen other purposes, including, but not limited to: the Court Facilities Incentive Aid Fund, New York City County Clerks Fund, and Judiciary Data Processing Fund; the Department of Health and SUNY for payments related to patients residing in State-operated facilities; and subsidy payments for SUNY hospitals.

Increases in all other transfers reflect the need to supplement resources available for the mental hygiene system, fund the development of the State’s new financial management system, and support SUNY hospital operations. As of May 2009, transfers to other funds were estimated at $6.4 billion in 2010-11, an increase of $932 million over 2009-10. As of May 2009, transfers to other funds were expected to increase by $874 million in 2011-12. As of May 2009, transfers in 2012-13 were expected to increase by $425 million, mainly to supplement resources available to the mental hygiene system and subsidize the DHBTF, as well as funding for stem cell research.

PRIOR FISCAL YEARS

General Fund 2006-07 through 2008-09

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund monies are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

Recent Trends

Following a period of solid operating results from 2003-04 through 2006-07, State finances began to lose momentum during 2007-08, preceding the State economy’s contraction and concomitant decline in revenues during 2008-09. As a result, the State’s General Fund closing balance declined by more than $1 billion since 2006-07, from $3.0 billion in 2006-07, to $2.8 billion in 2007-08, and to $1.9 billion in 2008-09.

2008-09 Fiscal Year

The State ended 2008-09 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State’s initial projections for 2008-09. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

The General Fund ended the 2008-09 fiscal year with a balance of $1.9 billion, which included a dedicated balance of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls, $21 million in the contingency reserve fund to guard against litigation risks, $145 million the Community Projects Fund and $503 million in general reserves, $163 million of which, as of May 2009, DOB expected to use for payments initially planned for 2008-09 that were delayed until 2009-10. The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures under ARRA.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-09, an increase of $707 million from 2007-08 results. While tax receipts decreased by $94 million, miscellaneous receipts increased by $623 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes.

General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-09, an increase of $1.2 billion from 2007-08. The main source of annual growth was School Aid.

2007-08 Fiscal Year

The State ended 2007-08 in balance. Receipts in 2007-08 were $578 million lower than the State’s initial projections while disbursements for the year finished at $299 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), $21 million in the Contingency Reserve Fund, $340 million in the Community Projects Fund and $1.2 billion in general reserves, $122 million of which DOB expected to use for debt management.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

2006-07 Fiscal Year

DOB reported a 2006-07 General Fund surplus of $1.5 billion. Results for 2006-07 were $1.5 billion higher than the balanced Enacted Budget as a result of receipts revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected disbursements ($607 million). Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

The General Fund ended the 2006-07 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the State’s rainy day reserve fund (after an $87 million deposit at the close of 2006-07), $21 million in the Contingency Reserve Fund, and $278 million in the Community Projects Fund. The closing balance also included $1.7 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-07, an increase of $4.2 billion from 2005-06 results. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $239 million.

General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-07, an increase of $5.1 billion from 2005-06. The main sources of annual growth were School Aid, Medicaid, and higher education programs.

State Operating Funds 2006-07 through 2008-09

The State Operating Funds portion of the Financial Plan is comprised of the General Fund and funds specified for dedicated purposes, but excludes capital project funds and Federal Funds.

Recent Trends

State Operating Funds spending increased from $77.0 billion in 2007-08 to $78.2 billion in 2008-09, an increase of $1.2 billion or 1.5 percent. Excluding transfers to other funds, the General Fund portion of State Operating Funds decreased by $2.2 billion. At the same time, there was higher annual spending for programs supported by special revenues ($2.9 billion) and debt service funds ($450 million), more than offsetting the General Fund decline. The largest contributors to the spending increase included additional School Aid ($1.7 billion) and additional debt service payments ($426 million), partly offset by reduced Medicaid spending ($800 million) which was primarily attributable to the State’s receipt of Federal ARRA funds at the end of 2008-09 that offset State Operating Funds spending for Medicaid.

Over the three-year period beginning in 2006-07, State Operating Funds spending grew by an average of 3.1 percent annually. Historically, the State has financed an increasing share of its operations outside of the General Fund. Major programmatic changes that have increased activity outside the General Fund include the financing of certain Medicaid and other health care costs under HCRA and through the use of Federal ARRA funds, and the creation of the STAR program that is funded by directing personal income tax receipts to a special revenue fund.

2008-09 Fiscal Year

State Operating Funds receipts totaled $75.2 billion in 2008-09, a decrease of $371 million from the 2007-08 results. Apart from the growth in General Fund receipts described above, tax receipts to other State Operating Funds decreased. Actual State Operating Funds disbursements totaled $78.2 billion in 2008-09, an increase of $1.2 billion from the 2007-08 results. School aid was the largest source of annual program growth.

The State ended the 2008-09 fiscal year with a State Operating Funds cash balance of $4.7 billion. In addition to the $1.9 billion General Fund balance, the State’s special revenue funds had a closing balance of $2.5 billion and the debt service funds had a closing balance of $298 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances were dedicated to finance the operations and activities of SUNY campuses and hospitals ($742 million) and ongoing HCRA programs ($240 million). The remaining special revenue fund balances were held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

2007-08 Fiscal Year

State Operating Funds receipts totaled $75.6 billion in 2007-08, an increase of $3.0 billion from the 2006-07 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating Funds also increased. Actual State Operating Funds disbursements totaled $77.0 billion in 2007-08, an increase of $3.5 billion from the 2006-07 results. School aid, STAR, and transportation aid were the main sources of annual program growth.

The State ended the 2007-08 fiscal year with a State Operating Funds cash balance of $6.6 billion. In addition to the $2.8 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.5 billion and the debt service funds had a closing balance of $285 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances were dedicated to finance the operations and activities of SUNY campuses and hospitals ($838 million) and ongoing HCRA programs ($597 million). The remaining special revenue fund balances were held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

2006-07 Fiscal Year

The State ended the 2006-07 fiscal year with a State Operating Funds cash balance of $6.9 billion. In addition to the $3.0 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.7 billion and the debt service funds had a closing balance of $233 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances were dedicated to finance ongoing HCRA programs ($706 million) and the operations and activities of SUNY campuses and hospitals ($685 million). The remaining special revenue fund balances were held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

State Operating Funds receipts totaled $72.6 billion in 2006-07, an increase of $4.5 billion from the 2005-06 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating funds also increased. Actual State Operating Funds disbursements totaled $73.5 billion in 2006-07, an increase of $7.2 billion from the 2005-06 results. School aid, Medicaid, STAR, and higher education were the main sources of annual program growth.

All Funds 2006-07 through 2008-09

The All Funds Financial Plan includes Federal aid received by the State and capital project funds, making it the broadest measure of the State budget. The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, Special Revenue Funds, Capital Project Funds, and Debt Service Funds.

Recent Trends

All Funds spending totaled $121.6 billion in 2008-09, $5.5 billion (4.8 percent) higher than in 2007-08. The State Operating Funds component of All Funds spending increased by $1.2 billion, as described above, and was complemented by an increase in capital project disbursements of $699 million (11 percent), which supported economic development and transportation projects. Federal operating funds spending increased by $3.6 billion (11 percent), which is due primarily to growth in Medicaid, welfare, and public health.

2008-09 Fiscal Year

The State ended the 2008-09 fiscal year with an All Funds cash balance of $4.6 billion. Along with the $4.7 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $376 million, offset by a negative capital project funds closing balance of $507 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2008-09 totaled $119.2 billion, an increase of $3.8 billion over 2007-08 results. Annual growth in Federal grants ($3.9 billion) and miscellaneous receipts ($421 million) was partially offset by a decline in tax receipts ($534 million), largely attributable to business tax declines. All Funds disbursements for 2008-09 totaled $121.6 billion, an increase of $5.5 billion over 2007-08 results. The annual change reflected growth in School Aid, Medicaid, transportation aid, economic development aid and other State programs.

2007-08 Fiscal Year

The State ended the 2007-08 fiscal year with an All Funds cash balance of $6.5 billion. Along with the $6.6 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $359 million, offset by a negative capital project funds closing balance of $434 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2007-08 totaled $115.4 billion, an increase of $3.0 billion over 2006-07 results. Moderate growth in tax collections and miscellaneous receipts were partially offset by a decline in Federal grants. All Funds disbursements for 2007-08 totaled $116.1 billion, an increase of $3.3 billion over 2006-07 results. The annual change reflected growth in School Aid, school tax relief, transportation aid and other State programs.

2006-07 Fiscal Year

The State ended the 2006-07 fiscal year with an All Funds cash balance of $6.8 billion. Along with the $6.9 billion State Operating Funds balance described above, the Federal operating funds had a closing balance of $336 million, offset by a negative balance in the capital projects funds of $432 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2006-07 totaled $112.4 billion, an increase of $5.4 billion over 2005-06 results. Strong growth in tax collections and moderate growth in Federal grants were partially offset by a decline in miscellaneous receipts. All Funds disbursements for 2006-07 totaled $112.8 billion, an increase of $8.4 billion over 2005-06 results. The annual change reflected growth in Medicaid, School Aid, higher education, school tax relief and other State programs.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this disclosure, public authorities refer to certain of the State’s public benefit corporations, created pursuant to State law. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations. As of December 31, 2008, each of the 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $140 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several other financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City of New York, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

The staffs of the New York State Financial Control Board, Office of the State Deputy Comptroller for the City of New York, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2008, the State Legislature authorized 17 bond issuances to finance local government operating deficits. There were no additional authorizations in 2009. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. As of February 2010, the City of Buffalo operates under a control board, and the counties of Nassau and Erie as well as the cities of New York and Troy have advisory boards. The City of Yonkers no longer operates under an oversight board but must adhere to a separate fiscal agent act. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2009-10 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or Federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

DEBT AND OTHER FINANCING ACTIVITIES

State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt and includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. As of May 2009, total outstanding State-related debt equaled $52.1 million.

The State indicated in May 2009 that it had never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and had never been called upon to make any direct payments pursuant to its guarantees.

State-Supported Debt Outstanding

State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

General Obligation Financings

Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. Regardless, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (“TRANs”), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue TRANs has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

General Obligation Bonds Outstanding

As of May 2009, general obligation debt was authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, aviation, mass transportation, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. The amount of general obligation bonds issued in the 2008-09 fiscal year (excluding refunding bonds) was $455 million, and as of March 31, 2009, the total amount of general obligation debt outstanding was $3.3 billion. The Enacted Capital Plan projected that approximately $599 million in general obligation bonds would be issued in 2009-10.

State Personal Income Tax Revenue Bond Financing

Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds by DASNY, the New York State Environmental Facilities Corporation (“EFC”), the Housing Finance Agency (“HFA”), the New York State Thruway Authority (“Thruway Authority”) and the Urban Development Corporation (“UDC”) (collectively, the “Authorized Issuers”).

The legislation provides that 25 percent of State Personal Income Tax receipts, excluding refunds owed to taxpayers, be deposited to the RBTF for purposes of making debt service payments on State Personal Income Tax Revenue Bonds, with excess amounts returned to the General Fund. Legislation enacted in 2007 increased the amount of Personal Income Tax receipts to be deposited into the RBTF by removing an exclusion for personal income tax amounts deposited to the STAR Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State Personal Income Tax Revenue Bonds, the legislation requires that Personal Income Tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual Personal Income Tax receipts or (ii) $6 billion.

The first State Personal Income Tax Revenue Bonds were issued on May 9, 2002, and between that time and May 2009, all of the Authorized Issuers have issued State Personal Income Tax Revenue Bonds. As of May 2009, Personal Income Tax Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health Care. For the first time in 2007-08, State personal income tax bonds were issued to support the Health Care Efficiency and Affordability Law for New Yorkers Capital Grant Program. As of May 2009, State Personal Income Tax Revenue Bonds were expected to continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2009, approximately $13.7 billion of State Personal Income Tax Revenue Bonds were outstanding. The 2009-10 Enacted Budget projected that $4.1 billion of State Personal Income Tax Revenue Bonds would be issued in 2009-10.

In addition, the 2009-10 Enacted Budget authorized the use of personal income tax revenue bonds to finance the mental health facilities program, in response to the turbulence in the credit markets. During the 2008-09 State fiscal year, credit spreads diverged by more than 100 basis points for highly rated credits like personal income tax and lower rated credits like Mental Health. If this trend continues, the State may temporarily use State Personal Income Tax Revenue Bonds to finance its new money needs for the Mental Health program and refund certain variable rate bonds ($560 million) in the 2009-10 fiscal year.

2009-10 State Borrowing Plan

The Enacted Plan reflected the expectation that State Personal Income Tax Revenue Bonds would continue to be issued to finance certain new programs and programs previously authorized to be secured by service contract or lease-purchase payments.

The State’s 2009-10 borrowing plan projected new issuance of $599 million in general obligation bonds; $577 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $520 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $100 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $4.1 billion in State Personal Income Tax Revenue Bonds to finance various capital programs.

State Personal Income Tax Revenue Bond borrowings included issuances by: (i) DASNY for school construction (“EXCEL”), SUNY higher education facilities and community colleges, CUNY senior and community colleges, Higher Education Capital Matching Grants for private colleges, health care grants under the Health Care Efficiency and Affordability Law for New Yorkers Capital Grant Program, cultural education storage facilities, Judicial Training Academies and library facilities; (ii) the Thruway Authority for Consolidated Highway Improvement Programs; (iii) UDC (doing business as the Empire State Development Corporation) for correctional and youth facilities, sports facilities, State facilities and equipment acquisitions, State Police and Division of Military and Naval Affairs facilities, Office of Technology facility, Office of General Services Capital and Agriculture and Markets; (iv) EFC for State Environmental Infrastructure Projects, including Water Pollution Control, Hazardous Waste Remediation, and West Valley; and (v) HFA for housing programs.

In addition, personal income tax bonds could be issued by more than one authority for certain State programs, to include: the Community Enhancement Facilities Assistance Program for economic development purposes which could be issued by DASNY, UDC and HFA; the Strategic Investment Program for environmental, historic preservation, economic development, arts, and cultural purposes, which could be issued by DASNY, UDC and EFC; and the Regional Economic Development Program, Higher Technology and

Development Program, Economic Development Initiatives, and the Regional Economic Growth Program which includes EOF, Gen*NY*sis, CCAP, RESTORE, Multi-Modal Transportation Program and the Center of Excellence Program, which could be issued by DASNY and UDC; and Buffalo Inner Harbor, Roosevelt Island Operating Corporation, Sematech and 2008 & 2009 Economic Development Initiatives, which could be issued by DASNY and UDC.

The projections of State borrowings for the 2009-10 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the 2009-10 fiscal year.

Debt Reform Act

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which is intended to improve the State’s borrowing practices and applies to all new State-supported debt issued on and after April 1, 2000. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is slated to increase gradually until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and is slated to increase gradually until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either of the caps on the debt outstanding or debt service is met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, as of May 2009, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2008. On October 30, 2008, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2008 at 2.33 percent of personal income and debt service on such debt at 1.48 percent of total governmental receipts, compared to the caps of 3.32 percent for each.

As of May 2009, 2009 projections estimated that debt outstanding and debt service costs would continue to remain below the limits imposed by the Act throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. As of May 2009, available cap room, in regards to debt outstanding, was expected to decline from 0.74 percent ($6.8 billion) in 2009-10 to only 0.08 percent ($763 million) in 2011-12, a decrease of 88 percent or $6 billion. In addition, debt outstanding was projected to exceed the cap by 0.03 percent ($314 million) in 2012-13 and by 0.04 percent ($384 million) in 2013-14. As of May 2009, the State planned to take actions in future budget cycles before fiscal year 2012-13 in order to stay within the statutory debt limits.

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. The limit on debt instruments which result in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) is no more than 20 percent of total outstanding State-supported debt. Interest rate exchange agreements are limited to a total notional amount of no more than 20 percent of total outstanding State-supported debt. As of March 31, 2009, State-supported debt in the amount of $47.0 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $9.4 billion each. As discussed below, as of March 31, 2009, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 20 percent of total outstanding State-supported debt, and were projected to be below the caps for the entire forecast period through 2012-13.

Interest Rate Exchange Agreements

As of March 31, 2009 five issuers, DASNY, UDC, HFA, LGAC and the Thruway Authority, had entered into a notional amount of $3.99 billion of interest rate exchange agreements that were subject to the interest rate exchange agreement cap, or 8.5 percent of total debt outstanding.

As of May 2009, the State was repositioning its swaps portfolio to mitigate the negative effects of the ongoing credit crisis in the global markets. From March 2008 through March 2009, the State terminated $2.0 billion notional amount of swaps. Of this amount, the bankruptcy of Lehman Brothers Holdings, Inc. resulted in the automatic termination of approximately $565 million notional amount of swaps. Given the dislocations in the underlying variable rate markets as of May 2009 and recent experience with the existing portfolio of swaps, as of May 2009, the State had no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

The interest rate exchange agreements outstanding at March 31, 2009 involved eight different counterparties. All of the interest rate exchange agreements were part of refunding transactions that resulted in fixed rates (i.e., synthetic fixed rate interest rate exchange agreements) that ranged between 2.86 percent and 3.66 percent—rates that were significantly lower than the fixed bond rates at the time the refunding bonds were issued. In these transactions, the State issued variable rate bonds and entered into swaps in which it receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate. As of March 31, 2009, the net mark-to-market value of all the outstanding swaps (the aggregate termination amount) was approximately $577 million—the total amount the State would pay to the counterparties for the collective authorized issuers should all the swaps be terminated. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, if interest rates rise from levels that existed in March 2009, it is expected the State’s termination amounts would decline. The State has indicated that it plans to continue to monitor and manage counterparty risk on a monthly basis.

As of March 31, 2009, the State had also entered into approximately $746 million in swaps to create synthetic variable rate exposure, including $128 million of synthetic variable rate obligations and $618 million of forward starting synthetic variable rate obligations. In these transactions, the State issued fixed rate bonds and entered into swaps in which it receives a fixed rate comparable to the rate it pays on the bonds, and pays the Bond Market Association (“BMA”) variable rate, resulting in the State paying net variable rates. The net variable rate costs the State incurred with the synthetic variable rate bonds are lower than the net costs of issuing traditional variable rate bonds because they do not require additional support costs (liquidity, insurance, broker-dealer fees, and remarketing fees). Thus, this approach can be a less costly way to achieve additional variable rate exposure. The synthetic variable rate debt also provides the benefit of reducing the State’s counterparty exposure under the synthetic fixed rate bonds discussed above (as determined by an independent financial advisor) and, since entered into prior to April 1, 2009, are considered “excluded agreements” under the legislation, and not counted under the swaps cap. As of March 31, 2009, the net mark-to-market value of the State’s synthetic variable rate swaps was $30 million, the total amount the State would receive from the collective authorized issuers should all swaps be terminated. The swaps do, however, count towards the variable rate debt instruments cap.

The interest rate exchange agreements authorized by the legislation are subject to various statutory restrictions, including minimum counterparty ratings that are in at least the two highest investment grade categories from a national rating agency, monthly reporting requirements, the adoption of guidelines by the governing boards of the Authorized Issuers, collateral requirements, an independent finding that swaps reflect a fair market value, and the use of standardized International Swaps and Derivatives Association (“ISDA”) documents. All of the payments made to counterparties on outstanding State-supported interest rate exchange agreements described above are subordinated to bondholder debt service payments, and the State expects that all such payments on any interest rate exchange agreements the Authorized Issuers may enter into in the future will be similarly subordinated to bondholder debt service payments.

Net Variable Rate Obligations

As of March 31, 2009, the State had about $1.8 billion of outstanding variable rate debt instruments that were subject to the net variable rate exposure cap or 3.8 percent of total debt outstanding. That amount includes $1.65 billion of unhedged variable rate obligations and $128 million of synthetic variable rate obligations described above (see “Interest Rate Exchange Agreements”).

As of May 2009, the State’s policy is to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the underlying variable rate bonds and the amount received by the State under their 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure. Variable rate bonds that are related to swaps pursuant to which the State pays a fixed rate of interest are excluded from the calculation of variable rate debt instruments outstanding.

In addition to the variable rate obligations described above, as of May 15, 2009, the State had $2.4 billion of fixed rate obligations that may convert to variable rate obligations in the future. This includes $1.75 billion in State-supported convertible rate bonds as of May 15, 2009. These bonds bear a fixed rate until future mandatory tender dates in 2011, 2012 and 2013 at which time they can convert to either a fixed or variable rate. Similar to these convertible bonds, the $618 million in forward starting synthetic variable rate obligations described above result in the State paying a fixed rate through 2014, and a variable rate between 2014 and 2030. Legislation enacted in 2005 amended the State Finance Law to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year would not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. As explained below, these proceedings could adversely affect the State’s finances in the 2009-10 fiscal year or thereafter.

For the purpose of the matters described below, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

As of February 2010, except as described below, there is no material litigation involving the State’s constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State’s power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or which the State has determined do not meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State’s opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State’s financial position in the 2009-10 fiscal year or thereafter.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2009-10 Financial Plan. The State believes that the 2009-10 Enacted Budget Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2009-10 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2009-10 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2009-10 Enacted Budget Financial Plan.

Real Property Claims

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs’ motion to strike the State’s defenses and counterclaims. The District Court also denied the State’s motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs’ claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order. The cross-appeals have been fully briefed, and oral argument before the Second Circuit was conducted on June 3, 2008. As of May 2009, the case awaited decision by the Second Circuit.

Other Indian land claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al., both in the United States District Court for the Northern District of New York.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the State’s motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. Although the motion is fully briefed and awaiting decision, on April 16, 2008, the District Court issued an order staying the case until a decision is rendered with respect to the pending appeal in the Oneida case.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches. As of May 2009, the motion was fully briefed and awaiting decision.

Cayuga Indian Nation of New York, et al. v Pataki, et al., United States District Court, NDNY, 80-CV-930 (McCurn, District Judge) (2d Cir. [02-6111]) involved approximately 64,000 acres in Seneca and Cayuga Counties surrounding the northern portion of Cayuga Lake that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act (first enacted in 1790 and now codified at 25 U.S.C. § 177) because the transactions were not held under federal supervision, and were not formally ratified by the United States Senate and proclaimed by the President. After 2 lengthy trials, in 2001 the District Court denied ejectment as a remedy, and rendered a judgment against the State for damages and prejudgment interest in the net amount of $250 million. The State appealed. The tribal plaintiffs (but not the U.S.) cross-appealed, seeking ejectment of all of the present day occupants of the land in the 64,000 acre claim area and approximately $1.5 billion in additional prejudgment interest.

On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the Cayuga action, based upon the intervening Supreme Court decision in Oneida Indian Nation v. City of Sherrill, 544 U.S. 197 (2005), which held (in the context of a property tax dispute involving a parcel that the tribe had purchased in fee within the Oneida claim area) that disruptive claims of Indian sovereignty could be barred by equitable defenses, including laches, acquiescence and impossibility. Cayuga Indian Nation v. Pataki, 413 F.3d 266 (2d Cir. 2005). The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in City of Sherrill applied to the Cayugas’ possessory claim and required dismissal of the entire lawsuit, including plaintiffs’ claim for money damages and their claim for ejectment. The Court also held that the United States’ complaint-in-intervention was barred by laches. The Supreme Court denied certiorari in Cayuga on May 15, 2006. 126 S. Ct. 2021, 2022.

This case was closed but became active when the Cayuga plaintiffs filed a FRCP 60(b)(6) motion to have the judgment vacated. Along with this motion a letter was sent to Judge McCurn’s chamber seeking a stay of the 60 (b)(6) motion until after the Second Circuit decides the appeal in the Oneida Land Claim case. The motion is premised on Judge Kahn’s ruling in Oneida, discussed above, that in spite of the Second Circuit decision in Cayuga, the tribe may proceed to prove a non-possessory claim for unjust compensation against the State defendant. By stipulation of the parties, so-ordered by Judge McCurn, further briefing on the Cayugas’ motion for relief from judgment has been suspended, pending the outcome of the Oneida appeal that was argued on June 3, 2008.

Tobacco Master Settlement Agreement

In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement (“MSA”) that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs’ motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court. By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions. Following an evidentiary hearing, by a December 15, 2008 order summarizing a preliminary decision, the District Court dismissed all of plaintiff’s claims. On January 12, 2009, the Court issued its opinion and order granting judgment dismissing the complaint. Plaintiff has appealed and the appeal is pending before the Second Circuit.

In Grand River Ent. v. King, a cigarette importer raises the same claims as those brought by the plaintiffs in Freedom Holdings, in a suit against the attorneys general of thirty states, including New York. As of February 2010, the parties have cross-moved for summary judgment in the United States District Court for the Southern District of New York and are awaiting the scheduling of oral argument.

State Medicaid Program

There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke’s Nursing Center, et al. v. DeBuono, et al.,

New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs’ complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. This case is now concluded. Several related State Court cases involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal Court.

West Valley Litigation

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the State and the New York State Energy Research and Development Authority have filed suit seeking (1) a declaration that defendants are liable under the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) for the State’s response costs and for damages to the State’s natural resources resulting from releases from the site in Cattaraugus County, New York, and a judgment reimbursing the State for these costs and damages, (2) a declaration of defendants’ responsibilities under the West Valley Demonstration Project Act to decontaminate and decommission the site and for future site monitoring and maintenance, and (3) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the West Valley site. The parties have agreed to stay the litigation and submit the issues in (1) and (2) to non-binding arbitration and early neutral evaluation.

As a result of mediation, the parties filed a proposed Consent Decree on October 27, 2009, resolving part of the litigation. An order pursuant to the proposed Consent Decree would settle the claims for CERCLA allocation of costs and the obligations of the United States under the West Valley Demonstration Project by allocating among the parties specific percentages of the cost of each potential remedy for the various structures and contaminated areas on the site. The claim for natural resource damages would be dismissed pursuant to a tolling agreement that would give the plaintiffs three years in which to file a new action or seek another tolling period. As of February 2010, the claim regarding the Federal government’s obligation to pay fees for disposal of high level radioactive waste from the West Valley Demonstration Project under the Nuclear Waste Policy Act is neither settled nor dismissed and will remain in litigation.

As of February 2010, the State had indicated that the parties were expected to ask the court to allow a thirty day period for the public to send comments to the State regarding the terms of the proposed Consent Decree. The State indicated that it would review the comments and, if appropriate, move for entry of the Consent Decree.

Bottle Bill Litigation

In International Bottled Water Association, et al. v. Paterson, et al., plaintiffs seek declaratory and injunctive relief declaring that certain amendments to the State’s Bottle Bill enacted on April 7, 2009 as part of the 2009-2010 budget violate the due process clause, the equal protection clause and the commerce clause of the United States Constitution. On May 27, 2009, the United States District Court for the Southern District of New York issued a preliminary injunction staying the June 1, 2009 effective date of the amendments to the Bottle Bill and declared that the section of the amendments which requires that the plaintiffs and other beverage manufacturers and distributors place a unique New York-exclusive universal product code on all bottles covered by the law that are offered for sale in the State violates the commerce clause of the United States Constitution. By order entered May 29, 2009 that superseded the above-referenced May 27, 2009 preliminary injunction, the District Court granted a preliminary injunction that (1) enjoined the State from implementing or enforcing the New-York exclusive universal product code provision of the Bottle Bill and (2) enjoined the State from implementing or enforcing any and all other amendments to the Bottle Bill signed into law on April 7, 2009, until April 1, 2010, to allow persons subject to the amendments sufficient time to comply with the law’s requirements.

The State defendants moved to modify the preliminary injunction. On August 13, 2009, the Court modified the injunction so that its provisions applied only to water bottles, stating that the injunction would dissolve by October 22, 2009 unless the bottlers showed cause that due process required that the injunction should continue. On October 23, 2009, after reviewing the parties’ submissions, the Court lifted the injunction, allowing most parts of the State law requiring a five cent deposit on water bottles to take effect October 31, 2009. The Court’s decision, however, permanently enjoined the State from implementing a provision that required water bottles to bear a New York-exclusive universal product code on each bottle.

Representative Payees

In Weaver v. State of New York, filed in the New York State Court of Claims on July 17, 2008, the claimant alleges that executive directors of Office of Mental Health facilities, acting as representative payees under the Federal Social Security Act, have improperly received benefits due to patients and former patients and improperly applied those benefits to defray the cost of patient care and maintenance. The named claimant seeks benefits on her own behalf as well as certification of a class of claimants.

On September 26, 2008, the State moved to dismiss the claim on the grounds that (i) the claimant failed to file a motion to certify the class in a timely manner and (ii) the claimant’s failure to identify the time and place in which each claim arose violates the provisions of Court of Claims Act §11(b). The claimant has opposed the motion and cross-moved, seeking certification of the class, pre-certification discovery, and partial summary judgment. The State submitted reply papers on April 1, 2009. The State has also opposed the claimant’s cross-motions, and has submitted a motion for summary judgment. On July 7, 2009, the claimant moved to amend the complaint.

On October 14, 2009, the claimant filed an amended complaint that, among other things, added a claimant, changed the class representative, revised the definition of the proposed class of claimants to include only in-patients treated at Office of Mental Health facilities, and dropped certain claims. The State resubmitted its motion to dismiss the class claims, and, as of February 2010, that motion is sub-judice. After the court rules on the motion to dismiss, the State has indicated that it will file an answer with respect to the individual claims. After the answer is filed, the parties can move for summary judgment.

Civil Service Litigation

In Simpson v. New York State Department of Civil Service et ano., plaintiffs have brought a class action under 42 U.S.C 2000d et seq., claiming that a civil service test administered between 1996 and 2006 resulted in a disparate impact upon the class. As of February 2010, cross motions for summary judgment are pending in the United States District Court for the Northern District of New York.

Public Finance

In Bordeleau et al. v. State of New York, et al., a group of 50 individuals filed a complaint in the New York Supreme Court, Albany County, asking the court to enjoin certain expenditures of State funds and declare them to be illegal under the New York State Constitution. In particular, the plaintiffs claim that the State budget appropriates funds for grants to private corporations, allegedly in violation of Article V II, § 8, paragraph 1 of the Constitution, which provides that “money of the state shall not be given or loaned to or in aid of any private corporation or association, or private undertaking,” except for certain specified exceptions. The plaintiffs also claim that because the State budget provides, in part, that some appropriated funds will be used “in accordance with a memorandum of understanding entered into between the governor, majority leader of the senate and the speaker of the assembly, or their designees,” the Senate and Assembly have “improperly delegated their legislative powers” in violation of Article VII, § 7, which provides that every law making an appropriation “shall distinctly specify the sum appropriated, and the object or purpose to which it is to be applied.”

In addition to the State defendants, the complaint names as defendants certain public authorities and private corporations that are claimed to be recipients of the allegedly illegal appropriations. The State defendants and several other defendants moved to dismiss the complaint for failure to state a cause of action, for failure to join certain necessary parties, and for lack of a justiciable controversy. In a decision and order dated February 27, 2009, the Supreme Court, Albany County, granted the motion to dismiss the complaint, finding no violation of either Article VII, § 7, or Article VII, § 8. The court concluded that the challenged appropriations were valid expenditures for public purposes and not “gifts” prohibited under Article VII, § 8. The court also rejected the appellant’s challenge to the reference in the budget to a memorandum of understanding, relying on that Court’s holding in Saxton v. Carey, 44 N.Y.2d 545 (1978), that the degree of itemization required under Article VII, § 7 is to be determined by the Legislature, not the courts.

The plaintiffs have perfected an appeal of the dismissal of their complaint. Opposing briefs were due on March 1, 2010.

Metropolitan Transportation Authority

In Hampton Transportation Ventures, Inc. et al. v. Silver et al. (Sup. Ct, Suffolk Co.), plaintiffs challenge the constitutionality of 2009 Laws of New York chapter 29, which imposed certain taxes and fees, including a regional payroll tax, in the Metropolitan Commuter Transportation District, the revenue from which is directed to the Metropolitan Transportation Authority. Plaintiffs seek a judgment declaring that enactment of chapter 29 violated State constitutional provisions relating to the need for a home rule message, supermajority requirements for enactment of special or local laws, single purpose appropriation bills, and liability for the debts of public authorities. Plaintiffs also seek a judgment declaring that enactment of chapter 29 violated provisions of the Public Authority Law § 1266 requiring that the Metropolitan Transportation Authority be self-sustaining.

School Aid

In Becker et al. v. Paterson et al. (Sup. Ct, Albany Co.), plaintiffs seek a judgment declaring that the governor’s determination to delay payment of school aid due by statute on December 15, 2009 violated State constitutional provisions related to, among other things, the separation of powers doctrine. Since the commencement of the suit, the moneys at issue have been released. Following a February 3, 2010 conference with the court to discuss the status of the case, plaintiffs amended their complaint to reflect late payment of the moneys at issue. Under the schedule set by the court, defendants were to answer the amended complaint on February 18, 2010. The plaintiffs were to have until March 5, 2010 to move for summary judgment and the defendants were to have until April 15, 2010 to cross move or reply. The plaintiffs were then to have until May 7, 2010 to reply and defendants were to have until May 21, 2010 to sur-reply.

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RATING AGENCIES’ ACTIONS

Standard & Poor’s, Moody’s and Fitch rated the State’s general obligation bonds AA, Aa3 and AA-, respectively, as of March 10, 2010. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revision or withdrawal of a rating could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”). The sources of payment for Puerto Rico municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to offerings of Puerto Rico bond issues, the most recent such official statement being dated September 11, 2009. Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Puerto Rico issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the U.S. Census Bureau, its population was 3,954,037 as of July 1, 2008. Puerto Rico’s constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. The relationship between the United States and Puerto Rico is referred to as commonwealth status.

The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner that has a voice in the House of Representatives but no vote (except in House committees and subcommittees to which he belongs). Most federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget (“OMB”) and Government Development Bank for Puerto Rico (“Government Development Bank” or “GDB”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. OMB prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

OVERVIEW OF ECONOMIC AND FISCAL CONDITION

Puerto Rico’s economy has been in a recession, which commenced in the fourth quarter of fiscal year 2006. Although Puerto Rico’s economy is closely linked with the United States economy, for fiscal years 2007 and 2008, Puerto Rico’s real gross national product decreased by 1.9% and 2.5%, respectively, while the United States economy grew at a rate of 1.8% and 2.8%, respectively, during the same periods. As of April 30, 2009, according to projections of the Puerto Rico Planning Board (the “Planning Board”), the economic contraction had accelerated in fiscal year 2009, with an expected further reduction in real gross national product of 3.4%. While this trend was expected to continue in fiscal year 2010, the expected positive impact of the U.S. federal and local economic stimulus measures discussed below led the Planning Board to announce on April 29, 2009 revised projections for fiscal year 2010 reflecting a projected increase in real gross national product of 0.1%.

The Commonwealth is experiencing a fiscal crisis as a result of the structural imbalance between recurring government revenues and expenses. The structural imbalance had been exacerbated during fiscal years 2008 and 2009, with recurring government expenses significantly higher than recurring revenues, which declined as a result of the multi-year economic contraction mentioned above. In order to bridge the deficit resulting from the structural imbalance, the government used non-recurring measures, such as borrowing from GDB or in the bond market, and postponing the payment of various government expenses, such as payments to suppliers and utilities providers. As of April 30, 2009, the estimated structural deficit for fiscal year 2009 was projected to be $3.2 billion.

Rating Downgrades

The continued fiscal imbalance led to successive downgrades in the Commonwealth’s general obligation debt ratings, by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”) in fiscal year 2004. Each of the rating agencies has a stable outlook on the Commonwealth’s general obligation debt, as of September 2009.

Fiscal Year 2009 Estimated Structural Deficit

For fiscal year 2009, estimated revenues of the General Fund (the primary operating fund of the Commonwealth) were $7.6 billion as of April 30, 2009 (down from the original budgeted revenues of $8.5 billion). Although budgeted expenditures for the fiscal year were $9.5 billion, as of April 30, 2009, the government had identified additional expenses for fiscal year 2009 that were not included in the budget. As of April 30, 2009, unbudgeted expenses for fiscal year 2009 were estimated at $1.4 billion. Thus, the resulting estimated structural deficit for fiscal year 2009 was $3.2 billion as of April 30, 2009.

General Fund Revenues

Preliminary General Fund revenues for the first nine months of fiscal year 2009 (from July 2008 through March 2009) were $5.44 billion, a decline of 4.9% from $5.72 billion for the same period in the prior fiscal year. The continued decline in General Fund tax revenues reflected primarily the impact of the ongoing economic recession.

Fiscal Stabilization Plan

The new government administration, which commenced on January 2, 2009 and controls the Executive and Legislative branches of government, has developed and commenced implementing a multi-year plan designed to achieve fiscal balance and restore economic growth. The fiscal stabilization plan seeks to achieve budgetary balance on or before fiscal year 2013, while addressing expected fiscal deficits in the intervening years through the implementation of a number of initiatives, including the following: (i) a $2 billion operating expense-reduction plan during fiscal year 2010, through government reorganization and reduction of operating expenses, including payroll which is the main component of government expenditures; (ii) a combination of temporary and permanent tax increases, coupled with additional tax enforcement measures; and (iii) a bond issuance program through Puerto Rico Sales Tax Financing Corporation (“COFINA” by its Spanish-language acronym). The Commonwealth has indicated that, before the temporary measures expire in 2013, the administration intends to design and adopt a comprehensive reform of the tax system and a long-term economic development plan to complement the economic reconstruction and supplemental stimulus initiatives described below. The proceeds expected to be obtained from the COFINA bond issuance program are to be used to repay existing government debt (including debts with GDB), finance operating expenses of the Commonwealth for fiscal years 2009 through 2011 (and for fiscal year 2012, to the extent included in the government’s annual budget for such fiscal year), including costs related to the implementation of a workforce reduction plan, the funding of an economic stimulus plan, as described below, and for other purposes to address the fiscal imbalance while the fiscal stabilization plan is being implemented. The fiscal stabilization plan seeks to safeguard the investment grade ratings of the Commonwealth’s general obligation debt and lay the foundation for sustainable economic growth. Legislation has already been enacted authorizing the implementation of all the measures in the fiscal stabilization plan and, as of April 30, 2009, the Office of Management and Budget (“OMB”) has certified projected savings of $237 million for fiscal year 2010 from implemented measures to date.

Economic Reconstruction Plan

The new administration has also developed and commenced implementing a short-term economic reconstruction plan. The cornerstone of this plan is the implementation of U.S. federal and local economic stimulus programs. Puerto Rico is slated to benefit from the American Recovery and Reinvestment Act of 2009 (“ARRA”) enacted by the U.S. government to stimulate the U.S. economy in the wake of the global economic downturn. Puerto Rico expects to receive approximately $5.0 billion from ARRA during fiscal years 2010 and 2011, which includes tax relief, expansion of unemployment benefits and other social welfare provisions, and domestic spending in education, health care, and infrastructure, among other measures. The Commonwealth has indicated that the administration will seek to complement the U.S. federal stimulus with additional short- and medium-term supplemental stimulus measures seeking to address specific local challenges and providing investment in strategic areas. These measures include a local $500 million economic stimulus plan to supplement the federal plan. In addition, to further stimulate economic development and cope with the fiscal crisis, the administration is in the process of establishing a legal framework to authorize and promote the use of public-private partnerships to finance and develop infrastructure projects and operate and manage certain public assets.

The new administration is also developing a comprehensive long-term economic development plan aimed at improving Puerto Rico’s overall competitiveness and business environment and increasing private-sector participation in the Puerto Rico economy. The Commonwealth has indicated that, as part of this plan, the administration will emphasize (i) the simplification and shortening of the permitting and licensing process; (ii) the strengthening of the labor market by encouraging greater labor-force participation and bringing out-of-date labor laws and regulations in line with U.S. and international standards and (iii) the adoption of a new energy policy that seeks to lower energy costs and reduce energy-price volatility by reducing Puerto Rico’s dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies.

Proposed Fiscal Year 2010 Budget

On April 29, 2009, the Governor submitted to the Legislature a proposed budget for fiscal year 2010. The proposed budget provides for total General Fund revenues and appropriations of $7.67 billion, compared to estimated General Fund revenues of $7.60 billion for fiscal year 2009. Budgeted General Fund expenditures total $7.67 billion, a decrease of $1.81 billion, or 19%, from the fiscal year 2009 budgeted expenditures of $9.48 billion. To cover approximately $2 billion of additional transitory expenses for fiscal year 2010 related to the implementation of the expense-reduction plan (including expenses that will be incurred in fiscal year 2010 but will not be incurred in subsequent fiscal years) and a $500 million projected remaining structural deficit, the Commonwealth planned to establish a Stabilization Fund to be funded with proceeds from COFINA bond issues.

The projections and assumptions used in the proposed fiscal year 2010 budget are subject to a number of risks, including risks related to the economic forecasts, the implementation of the expense-reduction plan, and the execution of certain transactions contemplated in the fiscal stabilization plan (such as the COFINA financings). Many complex political, social, environmental, and economic forces influence the Commonwealth’s economy and finances unpredictably from fiscal year to fiscal year. The budget is necessarily based on forecasts of economic activity, which have frequently failed to accurately predict the timing and magnitude of specific cyclical changes in the U.S. and local economy. There can be no assurance that the Commonwealth’s economy will not experience results in the current and ensuing fiscal years that are materially worse than predicted, with corresponding material and adverse effects on the Commonwealth’s projections of receipts and disbursements.

ECONOMY

General

The Commonwealth in the past has established policies and programs directed principally at developing the manufacturing sector and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have historically been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico’s economy experienced a considerable transformation during the past sixty-five years, passing from an agriculture economy to an industrial one. Virtually every sector of the economy participated in this expansion. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. Nevertheless, the significant oil price increases between 2005 and 2009, the continuous contraction of the manufacturing sector, and the budgetary pressures on government finances triggered a general contraction in the economy. Puerto Rico’s economy is in a recession that began in the fourth quarter of fiscal year 2006, a fiscal year in which the real gross national product grew by only 0.5%. For fiscal years 2007 and 2008, the real gross national product contracted by 1.9% and 2.5%, respectively. This contraction continued into fiscal year 2009, for which the Planning Board expected a reduction of 3.4% in real gross national product. While the trend was expected to continue in fiscal year 2010, the Planning Board announced on April 29, 2009 that the expected positive impact of the U.S. federal and local economic stimulus measures discussed below should outweigh the expected negative impact of the Fiscal Stabilization Plan also described below and revised its projections for fiscal year 2010 to reflect an increase of 0.1% in real gross national product. The Planning Board also projected increases in real gross national product of 0.9% and 1.0% for fiscal years 2011 and 2012, respectively.

Nominal personal income, both aggregate and per capita, has increased consistently from 1947 to 2008. In fiscal year 2008, aggregate personal income was $56.2 billion ($44.8 billion in 2000 prices) and personal income per capita was $14,237 ($11,341 in 2000 prices).1 Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total U.S. federal transfer payments to individuals amounted to $12.3 billion in fiscal year 2008 ($10.5 billion in fiscal year 2007). Entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions were $9.3 billion, or 76% of the transfer payments to individuals in fiscal year 2008 ($8.6 billion, or 82%, in fiscal year 2007). The remainder of the federal transfers to individuals is represented by grants, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant

[1]

Different price deflators are used for gross national product and personal income statistics. The year 2000 is used as a basis for comparison because that is the year used by the U.S. Department of Commerce.

(higher education) Scholarships. The increase in federal transfer payments to individuals, and the corresponding decline in the share of entitlements to total transfers to individuals, from fiscal year 2007 to fiscal year 2008 was due almost exclusively to the U.S. federal tax rebates implemented in fiscal year 2008.

Total average annual employment (as measured by the Puerto Rico Department of Labor and Human Resources Household Employment Survey, known as the “Household Survey”) also increased between fiscal year 1999 and fiscal year 2008. From fiscal year 1999 to fiscal year 2008, total employment increased at an average annual growth rate of 0.6% to 1,217,500. However, as of April 30, 2009, there had been a decrease in employment during fiscal year 2009, related to the recession that began in fiscal year 2008.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and the service sector. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities, and other services, plays a major role in the economy. It ranks second to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2008, approximately 74% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 47% of Puerto Rico’s imports. In fiscal year 2008, Puerto Rico experienced a positive merchandise trade balance of $19.0 billion.

Fiscal Years 2009 and 2010

The Planning Board’s gross national product forecast for fiscal year 2009, released in February 2009, projected a decline of 3.4% in constant dollars, or an increase of 1.5% in current dollars. Personal income was expected to decline by 1.5% in real terms, or to increase by 2.3% in nominal terms. On April 29, 2009, the Planning Board released new projections. As of that date, the Planning Board projected a slight decrease in gross national product of 0.1% in constant dollars or 3.4% in current dollars. In August 2009, the Planning Board revised its gross national product forecast for fiscal year 2009 by projecting a base case scenario decline of 4.8% in constant dollars, a further decline of 1.4% from the projection released in February 2009. The Planning Board, however, made an upward revision of its gross national product forecast for fiscal year 2010 by projecting an increase of 0.7% in constant dollars. The Planning Board’s revised forecast for fiscal year 2010 takes into account the estimated effect on the Puerto Rico economy of the Government’s fiscal stabilization plan and of the activity expected to be generated by $1.73 billion from the American Recovery and Reinvestment Act of 2009 (“ARRA”) and $280.3 million from the Government’s local stimulus package. The revised forecast also considers the effect on the Puerto Rico economy of general global economic conditions, the U.S. economy, the volatility of oil prices, interest rates and the behavior of local exports, including expenditures by visitors.

Puerto Rico expects to receive approximately $6 billion in stimulus funds from ARRA, of which approximately $3.3 billion is slated to be used to provide consumer and tax payer relief. As of August 2009, the Puerto Rico Infrastructure Financing Authority (“PRIFA”), which is responsible for the administration of ARRA in Puerto Rico, reported that approximately $609 million in ARRA funds for use in health, housing, and education related projects, among others, had been disbursed.

The Government has also begun disbursing funds under the local stimulus program. Most municipalities have received disbursements earmarked to pay outstanding debts and fund local projects. The Government has also disbursed funds allocated towards job training programs, a strategic water distribution project in a southern municipality and the revamping of the Puerto Rico permits system.

According to the Household Survey, total employment for fiscal year 2009 averaged 1,168,200, a decrease of 4.1% from the previous fiscal year. The unemployment rate for fiscal year 2009 was 13.4%, an increase from 11% for fiscal year 2008. For the month of July 2009, the unemployment rate was 16.5%.

Fiscal Year 2008

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2008 indicate that real gross national product decreased 2.5% (3.8% in current dollars) over fiscal year 2007. Nominal gross national product was $60.8 billion in fiscal year 2008 ($43.0 billion in 2000 prices), compared to $58.6 billion in fiscal year 2007 ($44.2 billion in 2000 prices). Aggregate personal income increased from $52.3 billion in fiscal year 2007 ($43.4 billion in 2000 prices) to $56.2 billion in fiscal year 2008 ($44.8 billion in 2000 prices), and personal income per capita increased from $13,269 in fiscal year 2007 ($11,012 in 2000 prices) to $14,237 in fiscal year 2008 ($11,341 in 2000 prices). The significant increase in personal income in fiscal year 2008 is due in part to the tax rebate program implemented by the Bush Administration during that fiscal year.

According to the Household Survey, total employment for fiscal year 2008 averaged 1,217,500, a decrease of 3.6% compared to 1,262,900 for fiscal year 2007. At the same time, the unemployment rate for fiscal year 2008 was 11.0%, an increase from 10.4% for fiscal year 2007.

Among the variables contributing to the decrease in gross national product were the continuous contraction of the manufacturing and construction sectors and the contraction of U.S. economic activity. Furthermore, the decline in Puerto Rico’s gross national product was not offset by the federal tax rebates due to the high levels of oil prices during fiscal year 2008. The persistently high level of the price of oil and its derivatives (such as gasoline) during that period served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth’s dependence on oil for power generation and gasoline (in spite of its recent improvements in power-production diversification), the high level of oil prices accounted for an increased outflow of local income in fiscal year 2008. The difficulties associated with the financial crisis resulted in lower short-term interest rates, but this did not translate into an improvement in the construction sector.

Fiscal Year 2007

The Planning Board’s reports on the performance of the Puerto Rico economy during fiscal year 2007 indicate that the real gross national product fell by 1.9%. Nominal gross national product was $58.6 billion in fiscal year 2007 ($44.2 billion in 2000 prices), compared to $56.7 billion in fiscal year 2006 ($45.0 billion in 2000 prices). This represents an increase in nominal gross national product of 3.2%. Aggregate personal income was $52.3 billion in fiscal year 2007 ($43.4 billion in 2000 prices), as compared to $50.8 billion in fiscal year 2006 ($43.4 billion in 2000 prices), and personal income per capita was $13,269 in fiscal year 2007 ($11,012 in 2000 prices), as compared to $12,944 in fiscal year 2006 ($11,052 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2007 averaged 1,262,900, an increase of 0.8% compared to 1,253,400 for fiscal year 2006. The driving force behind total employment was self-employment. The unemployment rate for fiscal year 2007 was 10.4%, a decrease from 11.7% for fiscal year 2006.

Fiscal Stabilization and Economic Reconstruction

The new administration has developed and commenced implementing a multi-year Fiscal Stabilization and Economic Reconstruction Plan that seeks to achieve fiscal balance and restore economic growth. The administration believes that fiscal stabilization is central to safeguarding the Commonwealth’s investment-grade credit rating and restoring Puerto Rico’s economic growth and development. During the first quarter of 2009, the Legislative Assembly enacted three bills providing for the implementation of this plan, which is composed of two main elements: the Fiscal Stabilization Plan (the “Fiscal Plan”) and the Economic Reconstruction Plan (the “Economic Plan”).

In addition, the new administration is in the process of designing and implementing a series of economic development initiatives with the aim of enhancing Puerto Rico’s competitiveness and strengthening specific industry sectors. These economic development initiatives are intended to support the prospects of long-term and sustainable growth.

Fiscal Stabilization Plan

The Fiscal Plan has three main objectives: (i) stabilize the short-term fiscal situation, (ii) safeguard and strengthen the Commonwealth’s credit rating, and (iii) achieve budgetary balance by fiscal year 2013. The Fiscal Plan, which is generally contained in Act No. 7 of March 9, 2009 (“Act 7”), includes operating expense-reduction measures, tax revenue enforcement measures, tax increases, and financial measures, as discussed below.

Expense Reduction Measures. A significant portion of Puerto Rico’s 2009 budget deficit is attributable to the accumulated effect of high operating expenses in the government. The Fiscal Plan seeks to reduce the recurring expense base of the government to make it consistent with the level of government revenues. The Fiscal Plan establishes a government-wide operating expense-reduction program aimed at reducing payroll and other operating expenses by $2 billion.

Payroll expense is the most significant component of the government’s recurring expense base. The reduction in payroll expenses contemplated by the Fiscal Plan will be implemented in three phases and includes certain benefits conferred to participating employees, as follows:

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Phase I: Incentivized Voluntary Resignation and Voluntary Permanent Workday Reduction Programs: The Incentivized Voluntary Resignation Program offered public employees a compensation incentive based on the time of service in the government. The Voluntary Permanent Workday Reduction Program was available to public employees with 20 or more years of service. The Workday Reduction Program consists of a voluntary reduction of one regular workday every fifteen calendar days, which is equivalent to approximately a 10% reduction in annual workdays. Phase I commenced in March 2009 and public employees had until April 27, 2009 to submit the required information to participate in the voluntary programs available under Phase I and be eligible for the Public Employees Alternatives Program. On May 14, 2009, OMB announced that based on the number of employees who agreed to participate in these programs, the expected reduction in expenses for fiscal year 2010 would be $50 million.

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Phase II: Involuntary Layoff Plan: As provided in Act 7, Phase II will go into effect because the objective of reducing $2 billion in expenses was not achieved after implementation of Phase I and Phase III. Under Phase II, subject to certain exceptions, all employees with transitory, non-permanent positions will be terminated. In addition, Phase II provides for one or more rounds of involuntary layoffs and applies to all public employees unless specifically excluded by Act 7, strictly according to seniority in public service, starting with employees with least seniority. The plan excludes employees listed in Act 7 as providing “essential” services, those paid by federal funds, those on military leave, and political appointees and their trust employees (political appointees and their trust employees, who do not hold a permanent or career position in the government, are referred to herein as “non-career” employees). Employees in Phase II will receive a severance package that includes health coverage payment for up to a maximum of six months or until the former public employee is eligible for health insurance coverage at another job.

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Phase III: Temporary Suspension of Certain Provisions of Laws, Collective Bargaining Agreements, and Other Agreements: Phase III, which went into effect on March 9, 2009, imposes a temporary freeze of salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. Phase III will remain in effect for a period of two years, but this term may be shortened by the Governor by means of an Executive Order should OMB certify that the savings resulting from the implementation of Act 7’s expense-reduction measures are sufficient to cover the law’s objectives. OMB has indicated that the expected savings from the implementation of these measures is $187 million for fiscal year 2010.

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Public Employees Alternatives Program: The employees that elected to participate in the Incentivized Voluntary Resignation Program or the Voluntary Permanent Workday Reduction Program under Phase I, or that are subject to involuntary layoffs under Phase II, will be eligible for the Public Employees Alternatives Program. This program assists public employees in their transition to other productive alternatives, and offers vouchers for college education, technical education, and professional training, as well as for establishing a business and for relocation.

In addition, Act 7 provides that, for a period of two years, collective bargaining agreements that have already expired or that expire while the law is in effect and that relate to public employees may not be renegotiated or renewed.

On April 13, 2009, a group of government employees along with labor organizations that represent governmental employees filed a complaint in the U.S. District Court for the District of Puerto Rico seeking, among other relief, an injunction to stop the Government of Puerto Rico from implementing the expense-reduction provisions of Act 7 under the theory that such provisions violate United States and Puerto Rico law prohibitions on impairment of contracts and retroactive application of laws. On August 5, the Court denied the preliminary injunction. The Court’s decision allows the Government to continue with the implementation of Act 7. As of April 30, 2009, the Commonwealth has indicated that the administration intends to continue to defend vigorously the constitutionality of Act 7.

The second element of the expense-reduction measures, which pertains to other operating expenses, will be conducted through an austerity program in combination with other measures, such as reduction in expenses of the public health plan, Executive Branch reorganization, and efficiency measures supported by budgeting and accounting processes, and information technology. The austerity program mandates a 10% reduction in other operational expenses, including cellular phone use, credit cards, and official vehicles.

Tax Revenue Enforcement Measures. The Fiscal Plan seeks to increase tax revenues by implementing a more rigorous and ongoing tax enforcement and compliance strategy. Specific tax enforcement initiatives include: (i) enhancements to federal grants and fund receipts, (ii) stronger collections and auditing efforts on Puerto Rico’s sales and use tax, and (iii) a voluntary tax compliance program.

Tax Increases. The goal of achieving fiscal and budgetary balance requires a combination of measures that include the introduction of permanent and temporary tax increases. The Fiscal Plan includes six temporary and four permanent revenue increasing measures. With respect to temporary revenue increasing measures, the administration plans to implement: (i) a 5% surtax on income of certain individuals, (ii) a 5% surtax on income of certain corporations, (iii) a 5% income tax on credit unions (commonly known as cooperativas in Puerto Rico), (iv) a 5% income tax on Puerto Rico international banking entities, (v) a special property tax on residential real estate, and (vi) a moratorium on certain tax credits. The majority of these temporary measures are slated to be in effect for three fiscal years beginning in fiscal year 2010. The permanent measures include (i) modifications to the alternative minimum tax for individuals and corporations, (ii) an increase in the excise taxes on cigarettes, (iii) new excise taxes on motorcycles, and (iv) an increase in the excise taxes on alcoholic beverages.

Financial Measures. The administration expects to carry out several financial initiatives in order to achieve fiscal stability throughout the implementation period of the Fiscal Plan. These financial measures include, among others, a financing or bond issuance program the proceeds of which would be used to bridge the structural budgetary imbalance during the implementation period of the Fiscal Plan and funding some initiatives in the Economic Plan.

The financial measures are mainly anchored on the bond-issuance program of COFINA. Act 7, in conjunction with Act No. 91 of May 13, 2006, as amended (“Act 91”), and Act No. 1 of January 14, 2009 (“Act 1”), allocated to COFINA, commencing on July 1, 2009, 2.75% (one-half of the tax rate of 5.5%) of the sales and use tax imposed by the central government, which increased COFINA’s financing capacity and, the Commonwealth has indicated, should allow the Commonwealth to achieve fiscal stability throughout the implementation period of the Fiscal Plan.

In addition to the increased tax allocations to COFINA, the financial initiatives that were enacted into law include the creation of the Savings Notes for the Economic Cooperation of Puerto Rico (the “Saving Notes Program”) and allow for the refinancing of a portion of the existing debt of the Puerto Rico Public Buildings Authority. The Savings Notes Program consists of an issuance of up to $20 million in short-term general obligation notes for retail distribution to Puerto Rico residents.

The administration expects that its Fiscal Plan will provide more fiscal stability, thereby safeguarding and strengthening Puerto Rico’s credit rating. The administration further expects that the resulting fiscal structure will be sustainable and conducive to economic growth and development.

Economic Reconstruction Plan

To balance the impact of the Fiscal Plan, the administration has developed and is implementing an economic reconstruction program to stimulate growth in the short term and lay the foundation for long-term economic development. In addition, the administration is developing a comprehensive, long-term, economic development program aimed at improving Puerto Rico’s overall global relevance, competitiveness, and business environment, and increasing private-sector capital formation and participation in the economy.

The Economic Plan consists of three main components: (i) two economic stimulus programs, (ii) Public-Private Partnerships, and (iii) a supplemental stimulus plan.

Economic Stimulus Programs. The cornerstone of Puerto Rico’s short-term economic reconstruction plan is the implementation of two economic stimulus programs aimed at reigniting growth and counterbalancing any adverse effects associated with the Fiscal Plan. The economic stimulus programs consist of Puerto Rico’s participation in ARRA (also referred to herein as the “Federal Stimulus”) and a local plan (the “Local Stimulus”) designed to complement the Federal Stimulus.

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Federal Stimulus Program: Puerto Rico is eligible to participate in ARRA because of its status as a U.S. jurisdiction. Puerto Rico expects to receive up to $5 billion in stimulus funds from ARRA. The funds are slated to be distributed in four main categories: relief to individuals, budgetary and fiscal relief, taxpayers’ relief, and capital improvements. This Federal Stimulus coming from ARRA places an emphasis in relief for individuals and taxpayers. In terms of government programs, the Federal Stimulus allocates funds to education, agriculture and food assistance, health, housing and urban development, labor, and transportation, among others.

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Local Stimulus Program: The administration has formulated the Local Stimulus to supplement the Federal Stimulus and ameliorate specific local challenges associated with the local mortgage market, the availability of credit, and the infrastructure and construction sectors. Despite the fact that the Local Stimulus amounts to a $500 million investment by the government, it has been estimated that its effect will be greater due to its loan-guarantee programs, which is to be coordinated in collaboration with commercial banks in Puerto Rico. The Local Stimulus is composed of three main elements: (i) capital improvements, (ii) stimulus for small- and medium-sized businesses, and (iii) consumer relief in the form of direct payments to retirees, mortgage-debt restructuring for consumers that face risk of default, and consumer stimulus for the purchase of housing.

Public-Private Partnerships. The administration believes that Public-Private Partnerships (“PPPs”) represent an important tool for economic development, particularly in times of fiscal imbalance. PPPs are collaborations between government and non-governmental entities—such as private-sector, non-profit organizations, credit unions, and township corporations (corporaciones municipales)—to develop infrastructure projects, manage government assets or provide services. The non-governmental partner takes on certain responsibilities and risks related to the development of the project in exchange for receiving the benefits of operating it.

PPPs provide the opportunity for lower project development costs, reduction of financial risk, creation of additional revenue sources, establishment of service quality metrics, and redirection of government resources to focus on the implementation of public policy.

The Commonwealth has indicated that the administration is working on establishing the legal framework that will implement the procedures for establishing PPPs. Puerto Rico has opportunities for the establishment of PPPs in the areas of highways, ports, transportation, solid waste, potable water, and renewable energy, among others.

Supplemental Stimulus Plan. The Economic Plan includes a Supplemental Stimulus Plan, to provide investment in strategic areas with the objective of laying the foundations for long-term growth in Puerto Rico. The Supplemental Stimulus is slated to begin after the first year of implementation of the Federal and Local Stimuli. The coordinated implementation of the Supplemental Stimulus during the second year of the Federal and Local Stimuli is expected to reinforce continuity in reigniting economic growth while making key investments for long-term development.

The Supplemental Stimulus is slated to be conducted by GDB through a combination of direct investments and guaranteed lending. Specifically, the plan is for the Supplemental Stimulus to target critical areas such as the banking system, key infrastructure projects, public capital improvement programs, private-sector lending to specific industries, and the export and research-and-development knowledge industries. The plan is for the Supplemental Stimulus to take into account the strategic needs that Puerto Rico must fulfill in order to become a more competitive player in its region and in the global economy.

The Supplemental Stimulus is intended to complement a comprehensive Economic Development Program that is slated to be implemented by the Department of Economic Development and Commerce, as discussed below.

Economic Development Program

The Department of Economic Development and Commerce (“DEDC”), in coordination with other government agencies, is in the process of formulating and implementing a series of economic development initiatives with the goal of laying the groundwork for sustainable economic growth. These initiatives are centered on the dual mission of fostering multi-sector growth while reducing costs and barriers to business and investment, and are a medium-to-long-term counterpart to the Economic Reconstruction Plan and the Supplemental Stimulus Plan described above. The economic development initiatives are aimed at improving Puerto Rico’s overall global relevance, competitiveness, and business environment and seek to increase private-sector capital formation and participation in the Puerto Rico economy.

The administration has indicated that it will emphasize three main initiatives to enhance Puerto Rico’s competitive position: (i) overhauling the permitting process, (ii) reforming the labor market, and (iii) reducing energy costs.

The first initiative, the reengineering of Puerto Rico’s permitting and licensing process, has already been initiated and legislation has been filed. In the short term, this restructuring is focused on eliminating the significant backlog of unprocessed permits that have been in the pipeline of various government agencies. In the longer term, this effort seeks to significantly reduce the number of inter-agency processes and transactions that have been required by creating a centralized, client-focused system that simplifies and shortens the permitting process for applicants.

The Commonwealth has indicated that initiatives will also be undertaken with the purpose of strengthening Puerto Rico’s labor market. The administration seeks to encourage greater labor-force participation by providing the private sector with more flexibility in establishing feasible labor arrangements. One focus of the labor-market reform is expected to be the modernization of Puerto Rico’s regulatory framework. Legislative changes to be introduced are expected to focus on bringing out-of-date labor laws and regulations in line with U.S. and international standards with respect to such matters as flex-time arrangements, overtime rules, workers’ compensation, and benefit requirements, among others. This labor reform is expected to provide a significant improvement in Puerto Rico’s competitiveness in the global marketplace.

The administration considers the adoption of a new energy policy to be critical for Puerto Rico’s competitiveness. Presently, fluctuations in oil prices have a significant effect on Puerto Rico’s overall economic performance. The Commonwealth has indicated that the administration plans to focus on reducing Puerto Rico’s dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies. The Commonwealth has indicated that, by implementing a new energy policy, the Commonwealth seeks to lower energy costs, reduce energy-price volatility, and establish environmentally sustainable energy production through a reduction in ecologically harmful emissions. The Commonwealth is facilitating the development of several initiatives, including the wheeling of energy, conservation efforts, and the installation of new renewable generation capacity, among others. These initiatives are expected not only to address energy prices in Puerto Rico, but also to provide for a means of attracting investment in the energy sector.

The Commonwealth plans to complement these competitive initiatives with specific strategic initiatives with the objective of creating jobs and increasing economic activity across various sectors of the Puerto Rico economy. The Commonwealth has natural or structural competitive advantages in several areas, such as pharmaceutical and biotechnology manufacturing. These advantages provide opportunities to further economic activities in manufacturing, science and technology, tourism, renewable energy, trade, and professional services. The Commonwealth has indicated that specific initiatives will be designed to promote sustainable economic growth while diversifying Puerto Rico’s economic base.

Puerto Rico Tax Incentives

One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the United States with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes on income derived in Puerto Rico. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development, and it has done so for many years.

In this regard, the Commonwealth has enacted legislation providing tax exemptions and tax incentives for businesses operating within certain sectors of the economy. Tax incentives laws have existed in Puerto Rico for over fifty years. The Economic Incentives Act, a recent tax incentives act, covers companies dedicated to manufacturing and the export of services and was enacted on May 28, 2008. All eligible businesses operating under previous tax incentives laws may apply for the benefits provided by the Economic Incentives Act.

The Economic Incentives Act streamlines the process for obtaining tax incentives and provides recipients with certainty as to the amount of benefits they will receive over time. The Economic Incentives Act expands the definition of manufacturing to include cluster and supply chain concepts, addresses issues of cost competitiveness, and simplifies the applicable rules. The tax structure established by the Economic Incentives Act generally has a 4% income tax rate and a 12% withholding tax rate for royalties. An alternative structure has an 8% income tax rate and a 2% withholding tax on royalties. For existing businesses with tax rates between 2% and 4%, the Secretary of Economic Development has the discretion to grant the same tax benefits if doing so is considered to be in the best interests of Puerto Rico’s economy. Income tax rates may be reduced by an additional 0.5% for projects located in low-or mid-economic development areas. Additional exceptions to the general tax structure exist for pioneering activities, local firms and small businesses. Pioneering activities may have a 1% income tax rate, or no income taxes if the research and development activity is located completely within Puerto Rico. Local firms may enjoy a tax rate as low as 3%, and for small- and medium-sized businesses the tax rate may be as low as 1%, provided such activities are eligible for certain credits provided by the Economic Incentives Act.

A variety of tax credits are available under the Economic Incentives Act, including: for the purchase of products manufactured in Puerto Rico; for job creation; for investment in research and development; for investment in energy-generation equipment; to reduce the cost of energy; to transfer technology; and for investors who acquire exempt operations in the process of shutting down. There are also investment credits for projects classified as strategic projects. Some of these credits can be carried forward and others can be sold.

Economic Performance by Sector

From fiscal year 2004 to fiscal year 2008, the manufacturing and service sectors generated the largest portion of gross domestic product. The manufacturing, service, and government sectors were the three sectors of the economy that provided the most employment in Puerto Rico.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. Planning Board figures show that in fiscal year 2008 manufacturing generated $38.5 billion, or 41.2%, of gross domestic product. During fiscal year 2008, payroll employment for the manufacturing sector was 104,200, a decrease of 3.4% compared with fiscal year 2007. For the first nine months of fiscal year 2009, the average manufacturing employment was 99,300, a decrease of 5.3% compared to the same period of the prior fiscal year. Most of Puerto Rico’s manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. Federal minimum wage laws are applicable in Puerto Rico. For fiscal year 2008, the average hourly manufacturing wage rate in Puerto Rico was approximately 68.5% of the average mainland U.S. rate.

Total employment in the manufacturing sector decreased by 14,200 from fiscal year 2004 to fiscal year 2008. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling by 10.6% and 4.8%, respectively. Thereafter, manufacturing employment seemed to stabilize around 118,000 jobs, but the acceleration in job losses reappeared in fiscal year 2006 with the sector experiencing another significant drop of 4.0%. For fiscal years 2007 and 2008, manufacturing employment decreased by 4.2% and 3.4%, respectively. For the first nine months of fiscal year 2009, the sector lost an average of 5,600 jobs, or 5.3% compared to the same period of the previous year. In summary, the manufacturing sector lost nearly 17,000 jobs from calendar year 2005 to 2008, and, according to the trend observed for the first months of 2009, it was likely that the manufacturing sector would lose more than 5,000 additional jobs in calendar year 2009. Given that this sector used to pay the highest wages, on average, in Puerto Rico, its general downturn has represented a major difficulty for restoring growth for the whole economy. There are several reasons that explain this sector’s job shrinkage: the end of the phase-out of Section 936 of the U.S. Code, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly labor and electricity), the increased use of job outsourcing, and, more recently, the effects of the 2008-09 global economic decline. Puerto Rico’s manufacturing sector is facing increased international competition, and new ideas and initiatives are believed to be necessary to this sector.

Service Sector

Puerto Rico has experienced significant growth in the service sector, which includes finance, insurance, real estate, wholesale and retail trade, and other services. This sector expanded in terms of both income and employment between 1999 and 2008, following the general trend of other industrialized economies, but with differences in the magnitude of those changes. During the period between fiscal years 2004 and 2008, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 5.0%, while payroll employment in this sector increased at an average annual rate of 0.8%. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 15% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. The development of the service sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing and construction.

The high degree of knowledge, skill, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The service sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2008, the service sector generated $37.1 billion of gross domestic product, or 40% of the total. Service-sector employment grew from 542,092 in fiscal year 2004 to 559,811 in fiscal year 2008 (representing 54.8% of total non-farm payroll employment). This represents a cumulative increase of 3.3% during such period. For the first nine months of fiscal year 2009, the average service-sector employment was 546,108, a decrease of 2.6% compared to the same period of the prior fiscal year. Wholesale and retail trade, finance, insurance and real estate experienced growth in fiscal years 2004 to 2008, as measured by gross domestic product at current prices. From fiscal year 2004 to 2008, gross domestic product increased in the trade sector from $9.8 billion to $11.8 billion, and in finance, insurance and real estate from $13.0 billion to $16.4 billion.

Puerto Rico has a developed banking and financial system. As of December 31, 2008, there were thirteen commercial banks operating in Puerto Rico. Commercial banks in Puerto Rico are generally regulated by the Federal Deposit Insurance Corporation (the “FDIC”) or the Board of Governors of the Federal Reserve System and by the Office of the Commissioner of Financial Institutions of Puerto Rico (the “OCFI”). The OCFI reports that total assets of these institutions (excluding assets of units operating as international banking entities) as of December 31, 2008 were $87.5 billion, as compared to $87.9 billion as of December 31, 2007.

Broker-dealers in Puerto Rico are regulated by the Financial Industry Regulatory Authority and the OCFI and are mainly dedicated to serve investors that are residents of Puerto Rico. According to the OCFI, assets under management of broker-dealers in Puerto Rico totaled $26.5 billion as of December 31, 2008, down from $27.9 billion on December 31, 2007. Another relevant component of the financial sector in Puerto Rico is the mutual fund industry. Local mutual funds are organized as investment companies and recorded assets under management of $13.9 billion as of December 31, 2008, down slightly from $14.1 billion as of December 31, 2007 according to the OCFI. Most of the assets under management of local mutual funds are reflected in the amount of assets under management of broker-dealers stated above.

Other components of the financial sector in Puerto Rico include international banking entities (“IBEs”) and credit unions (locally known as cooperativas). IBEs are licensed financial businesses that conduct offshore banking transactions. As of December 31, 2008, there were 33 international banking entities (including units of commercial banks) operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $63.8 billion, a decrease from $75.8 billion in total assets as of December 31, 2007. Meanwhile, credit unions, which tend to emphasize basic consumer financial services, reached $6.7 billion in assets as of December 31, 2008, a slight increase from $6.5 billion as of December 31, 2007.

In addition, there are specialized players in the local financial industry that include mortgage-origination companies and auto and personal finance companies.

Hotels and Related Services—Tourism

During fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,922,500, an increase of 3.8% over the number of persons registered during the same period in fiscal year 2005. The number of non-resident tourists registered in tourist hotels during fiscal year 2006 increased by 3.5% compared to fiscal year 2005. Tourist hotel rooms available during fiscal year 2006 increased by 3.9% to 10,739 rooms, compared to fiscal year 2005. The average occupancy rate in tourist hotels during fiscal years 2005 and 2006 was 70.8%.

During fiscal year 2007, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,792,300, a decrease of 6.8% over the number of persons registered during fiscal year 2006. The average occupancy rate in tourist hotels during fiscal year 2007 was 71.7%, compared to 70.8% in fiscal year 2006. The average number of rooms available in tourist hotels decreased by 6.5% to 10,044 rooms from fiscal year 2006 to fiscal year 2007 as the completion of regular maintenance and rehabilitation of rooms (that normally results in a certain number of rooms being unavailable at any time) took longer to complete than in the past.

For fiscal year 2008, the number of persons registered in tourist hotels was 1,745,000, a further decline of 2.6% over the number of persons registered during fiscal year 2007. The average occupancy rate in tourist hotels during fiscal year 2008 was 70.3%, compared to 71.7% in fiscal year 2007. The average number of rooms available in tourist hotels increased by 2.1% to 10,253 rooms from fiscal year 2007 to fiscal year 2008.

The number of persons registered in tourist hotels during the first six months of fiscal year 2009 was 826,300, a decrease of 0.8% over the number of persons registered during the same period of fiscal year 2008. The average occupancy rate in tourist hotels during the first semester of fiscal year 2009 was 63.7%, compared to 67.5% in the period for fiscal year 2008. During the first six months of fiscal year 2009, the average number of rooms available in tourist hotels increased by 2.7% to 10,220 rooms compared with the same period in fiscal year 2008.

In terms of employment figures, this sector has shown a behavior consistent with the local business cycle, accentuated by the contraction of U.S. economic activity. For the first nine months of fiscal year 2009, employment in hotels and lodging places was reduced by 3.9% to 13,700 jobs.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Puerto Rico Convention Center District Authority, has completed the development of the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, to include hotels, restaurants, office space and housing. The convention center district is being developed at a total cost of $1.3 billion in a public/private partnership effort to improve Puerto Rico’s competitive position in the convention and group-travel segments. The convention center opened on November 17, 2005 and, since its inauguration, the facility has hosted more than 1,000 events accounting for more than 1,000,000 attendees. As of April 30, 2009, a 500-room hotel was scheduled to commence operations at the end of 2009.

Government

The government sector of Puerto Rico plays an important role in the economy. It promoted the transformation of Puerto Rico from an agricultural economy to an industrial one during the second half of the previous century, providing the basic infrastructure and services necessary for the modernization of the Island.

In fiscal year 2008, the government accounted for $8.8 billion, or 9.4%, of Puerto Rico’s gross domestic product. The Puerto Rico government is also a significant employer, providing jobs for 282,900 workers (state and local), or 27.7% of total non-farm payroll employment in fiscal year 2008. From fiscal year 2005 to fiscal year 2008, Commonwealth and municipal government employment was reduced by approximately 10,100 positions. Nevertheless, during the first nine months of fiscal year 2009, state and local government employment increased by 1.2% or by 3,300 jobs to 284,400. According to the payroll survey, the distribution of these job increases was 600 jobs in the state government and 2,700 jobs in local government.

On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government, which excludes municipal employees and employees of public corporations. Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. As of April 30, 2009, approximately 70,000 employees of the central government were unionized under this law.

As discussed previously, Act 7, enacted on March 9, 2009, establishes, among other things, a temporary freeze of salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. In addition, Act 7 provides that, for a period of two years, collective bargaining agreements that have already expired or that expire while the law is in effect and that relate to public employees may not be renegotiated or renewed. Certain individuals and labor organizations have challenged in court the validity of certain provisions of Act 7. The Court’s decision denying the preliminary injunction allows the Government to continue with the implementation of Act 7.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

In general, Puerto Rico’s airport facilities are located in Carolina, San Juan, Ponce, Mayaguez, Aguadilla, Fajardo, Arecibo, Ceiba, Vieques, Culebra, and Humacao.

Luis Muñoz Marín International Airport in the San Juan metropolitan area is served by 24 domestic and international airlines. The airport receives over 10 million passengers per year, making it the busiest airport in the Caribbean. There is daily direct service between San Juan and Atlanta, Baltimore, Boston, Chicago, Dallas, Miami, New York, Orlando, Philadelphia, and numerous other destinations within the U.S. mainland. San Juan has also become a hub for intra-Caribbean service for a major airline. While the main hubs in the U.S. mainland serve as the gateway from San Juan to most international destinations, Latin American destinations are also served through Panama City, Panama, with connections to Central and South America, while European cities are also served through Madrid, Spain.

Regarding other airports, Rafael Hernandez Airport in Aguadilla has regularly scheduled service to and from Fort Lauderdale, New York, Newark and Orlando; and Ponce’s Mercedita Airport has regularly scheduled service to and from New York and Orlando. Both of these airports also have scheduled service to other Caribbean islands. Smaller regional airports serve intra-island traffic. Cargo operations are served by both Federal Express and United Parcel Service (UPS) at the airports in San Juan and Aguadilla.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2008, totaled approximately 4,625 miles and 11,774 miles of local streets and adjacent roads. The highway system comprises 425 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53, PR-5, PR-66 and PR-20 toll highways, 252 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,051 miles of tertiary highways and roads serving local, intra-regional traffic.

The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well. As of April 30, 2009, it had ridership of about 35,000 per day.

The Port of the Americas is a deep draft port on the south coast of Puerto Rico that is under development by the Port of the Americas Authority. The Port of the Americas is expected to be used for broad operations such as domestic cargo, bulk, and liquid shipments for Puerto Rico, as well as transshipments. The first phase of the development was completed in 2004, and, as of April 30, 2009, the second phase was substantially complete. As of April 30, 2009, a third development phase was underway, which is to result in a processing capacity of 500,000 Twenty-Foot Equivalent Units per year.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity due to its multiplier effect on the whole economy. During the period from fiscal year 2001 through fiscal year 2008, however, real construction investment decreased at an average annual rate of 5.4%. During the same time period, the total value of construction permits, in current dollars, increased at an average annual rate of 0.3%, but, adjusting the value of construction permits by the construction investment price deflator, the total value of permits, in constant dollars, declined at an average annual rate of 2.3%.

Public investment has been an important component of construction investment. During fiscal year 2008, approximately 50.2% of the total investment in construction was related to public projects. The total value of construction permits increased by 12.9% in fiscal year 2008 as compared to fiscal year 2007, but total sales of cement decreased by 10.7%, which, as of 2009, was the largest decline during the last decade. Average payroll employment in the construction sector during fiscal year 2008 was 60,000, a reduction of 9.9% from fiscal year 2007.

Total construction investment for fiscal year 2008 decreased in real terms by 8.8%, following a 7.6% real decline in fiscal year 2007, due principally to the drop in construction-related public projects. The Planning Board estimated that there would be a construction investment decrease of 11.5% in real terms during fiscal year 2009. As of 2009, public investment in construction had been negatively affected by the Commonwealth’s fiscal difficulties, and the decline in construction investment was related to these difficulties. While the Planning Board had originally projected a further construction investment decrease of 10.5% in real terms for fiscal year 2010, it announced on April 29, 2009 that the expected positive impact of the Federal Stimulus and the Local Stimulus had led it to reduce its projected decrease in construction investment to 5.6% in real terms. Public investment is slated to be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects.

During the first four months of fiscal year 2009, the number of construction permits decreased by 4.8%, while the total value of construction permits dropped by 12.9% compared to the same period in fiscal year 2008. For the first nine months of fiscal year 2009, cement sales declined by 23.0%, reaching levels not seen in more than a decade.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. It should be noted, however, that agriculture production represents less than 1% of Puerto Rico’s gross domestic product. During fiscal year 2008, gross income from agriculture was $792 million, an increase of 1.2% compared with fiscal year 2007. The largest contributors to gross income in agriculture during fiscal year 2008 were livestock products (48% of the sector’s gross income) and starchy vegetables (13%).

The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, grants for investments in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the five decades from 1950 to 2000, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school level. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher-wage, higher-technology industries became more prominent in Puerto Rico. More recently, employment in the service sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing percentage of college attendance by such population. During the 1990s and into the 2000s, college attendance and college attendance as a percentage of the college-age population continued to increase, although the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2007-2008 was approximately 63,205 students. The Commonwealth is legally bound to appropriate annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2007-2008 of approximately 164,341 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing and service sectors in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto

Rico’s Industrial Incentives Program and, until recently, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various incentives laws designed to promote investment and job creation. Under these laws, companies engaged in manufacturing and certain other designated activities have been eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these incentives laws is the Economic Incentives Act.

The benefits provided by the Economic Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption under the Economic Incentives Act include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. The Economic Incentives Act expands the definition of manufacturing activity from that included in Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to include clusters and supply chains. Companies qualifying thereunder can benefit from a simplified income tax system: in most cases, an income tax rate of 4% and a withholding tax rate of 12% on royalty payments; alternatively, an income tax rate of 8% and a withholding rate of 2% on royalty payments. Special rates apply to projects located in low and mid-development zones (an income tax reduction of 0.5%), certain local projects (an income tax rate as low as 3%), certain small-and medium-sized businesses (an income tax rate as low as 1%) and pioneering activities (an income tax rate of 1%, but for those using intangible property created or developed in Puerto Rico the income tax rate may be 0%). In addition, as with the 1998 Tax Incentives Act, the Economic Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and at least 60% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

The Economic Incentives Act was designed to stimulate employment and productivity, research and development, capital investment, reduction in the cost of energy and increased purchase of local products.

Under the Economic Incentives Act, as with the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. However, Puerto Rico resident individuals, as well as non-resident individuals who are U.S. citizens, must include as income for purposes of computing their potential alternative minimum tax liability dividends derived from companies covered by the Economic Incentives Act and the 1998 Tax Incentives Act. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments is fully exempt from income and municipal license taxes. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period that is otherwise subject to Puerto Rico income tax would be subject to a special Puerto Rico income tax rate of 4%.

The Economic Incentives Act, like the 1998 Tax Incentives Act, also provides investors that acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or assets.

Tourism Incentives Program

For many years, Puerto Rico has enacted incentives laws designed to stimulate investment in hotel operations on the island. The Tourism Incentives Act of 1993 (the “Tourism Incentives Act”) provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism

Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Other legislation enacted in 2001 and 2002 provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

As part of the incentives to promote the tourism industry, in 1993 the Commonwealth established the Tourism Development Fund as a subsidiary of GDB with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees and direct loans for financing hotel development projects. As of April 30, 2009, the Fund has provided direct loans and financial guarantees for loans made or bonds issued to finance the development of eighteen hotel projects representing over 4,700 new hotel rooms.

Incentives under the U.S. Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income from Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 of the U.S. Code made in 1996, its income tax credit based on operating and certain investment income was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available.

Controlled Foreign Corporations

Because of the modification and phase-out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States (including, for these purposes, in Puerto Rico) and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico.

CFCs operate under transfer pricing rules for intangible income that are different from those applicable to United States corporations operating under Section 936 of the U.S. Code (“Section 936 Corporations”). In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment “commensurate with income” to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost-sharing payments they might have opted to make, but CFCs are subject to a 15% Puerto Rico withholding tax on royalty payments.

For taxable years beginning after December 31, 2005 and before January 1, 2010, the special deduction granted under Section 199 of the U.S. Code against income derived from domestic production activities is extended to taxpayers operating in Puerto Rico that are subject to U.S. federal income taxation at gradual rates, such as branches of U.S. companies operating in Puerto Rico.

In May 2009, the U.S. Department of the Treasury announced proposed changes to the U.S. Code that include, among others, changes to remove incentives for shifting jobs overseas. Several of these initiatives could affect CFCs operating in Puerto Rico. As of that time, it was not possible to determine whether any legislative changes would be made to the U.S. Code or their effect on the long-term outlook on the economy of Puerto Rico. The administration has commenced evaluating the impact of these proposals and plans to develop policy responses to the U.S. government to seek to safeguard Puerto Rico’s economic reconstruction and development plans.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued that is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes, sales taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax allocated to COFINA is also not included as internal revenues consistent with the legislation creating the Sales Tax Financing Corporation, which legislation transfers ownership of such portion of the sales and use tax to COFINA and provides that such portion is not “available resources” under the Constitutional provisions relating to the bonds offered in Puerto Rico’s most recent official statement, being dated September 11, 2009.

All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody’s and S&P, none of which is eligible to be used for a legal defeasance under Puerto Rico law (“non-eligible investments”). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $948,102,368 in the fiscal year ending June 30, 2016 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B, the Public Improvement Refunding Bonds, Series 2008 B, a portion of the Public Improvement Refunding Bonds, Series 2003 C, a portion of the Public Improvement Bonds of 2006, Series A, and a portion of the Public Improvement Refunding Bonds, Series 2007A, each of which are also variable rate bonds, bear interest at 12% per annum). This amount ($948,102,368) is equal to 11.59% of $8,178,090,500, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2007 and June 30, 2008. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B, the Public Improvement Refunding Bonds, Series 2008 B, the portion of the Public Improvement Refunding Bonds, Series 2003 C, the portion of the Public Improvement Bonds of 2006, Series A, and the portion of the Public Improvement Refunding Bonds, Series 2007A, was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 9.60% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $785,297,901 in the fiscal year ending June 30, 2020. Annual debt service payments on bonds guaranteed by the Commonwealth are not included in the calculation of the 15% debt limitation. In the event any of the public corporations issuers of guaranteed bonds is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% debt limitation.

The Commonwealth’s policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal legislatures. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Interest Rate Exchange Agreements

As of December 31, 2008, the Commonwealth was a party to various interest rate exchange agreements or swaps with an aggregate notional amount of $4.3 billion. These interest rate exchange agreements involve nine different counterparties. The purpose of most of the interest rate exchange agreements is to hedge the Commonwealth’s variable rate debt exposure and the interest rate risks associated therewith. The interest rate exchange agreements also include basis swap agreements in the notional amount of $1.7 billion, pursuant to which the Commonwealth makes payments on a notional amount based on a specified interest rate index and receives from its counterparties payments on the same notional amount based on a different interest rate index.

Generally, the interest rate exchange agreements may be terminated by the Commonwealth at any time at their then-current market values. The agreements may also be terminated upon the occurrence of certain credit events. If a termination occurs due to a credit event, the Commonwealth may be obligated to pay to the applicable swap provider an amount based on the terminating swap’s market value, which may be substantial, and vice versa. As of December 31, 2008, the net mark-to-market value of all outstanding interest rate exchange agreements (the aggregate termination amount) was approximately $565 million, which is the total amount the Commonwealth would have to pay to the counterparties should all the agreements be terminated. The mark-to-market value fluctuates with interest rates and other market conditions. The Commonwealth’s obligations under the interest rate exchange agreements are secured by the full faith, credit and taxing power of the Commonwealth.

By using derivative financial instruments, the Commonwealth exposes itself to credit risk (based on the counterparty’s ability to perform under the terms of the agreement), market risk (based on the changes in the value of the instrument resulting from changes in interest rates) and basis risk (based on changes to the relationship between different indexes used in connection with a derivative). GDB, as fiscal agent, regularly monitors and attempts to minimize these risks.

In addition, under various interest rate exchange agreements, the Commonwealth is required to deliver collateral to the counterparties to guarantee its performance under the agreements. Because of the credit market crisis that began in 2008, as of December 31, 2008, the Commonwealth had delivered approximately $241.4 million in collateral to its counterparties on certain interest rate exchange agreements entered into in June 2006, and the collateral posting obligation contained in such agreements could require further deliveries by the Commonwealth. The Commonwealth satisfied these collateral posting obligations from the issuance of approximately $1 billion in Tax Anticipation Bonds, Series 2008A purchased by GDB during the fourth quarter of 2008.

During fiscal year 2008, the Commonwealth terminated approximately $150 million in notional amount of interest rate exchange agreements at a loss of $8.6 million. In April 2009, and as part of GDB’s efforts to minimize the Commonwealth’s exposure to interest rate risk, the Commonwealth terminated approximately $568 million in notional amount of interest rate exchange agreements at a gain of $12.1 million. The Commonwealth has indicated that GDB continues to actively manage the Commonwealth’s exposure to interest rate risks.

Variable Rate Bonds and Mandatory Tender Bonds

As of December 31, 2008, the Commonwealth had approximately $1.6 billion of outstanding variable rate general obligation bonds, which consist of approximately $1.4 billion of variable rate demand bonds (“VRDO Bonds”) and approximately $126.7 million of bonds bearing interest at a rate that changes periodically based on changes in the United States consumer price index (“CPI Bonds”). The Commonwealth has hedged its variable rate debt exposure by entering into interest rate exchange agreements with certain swap providers with respect to all VRDO Bonds and CPI Bonds. Pursuant to these agreements, the Commonwealth receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate.

The VRDO Bonds bear a floating interest rate adjusted at specified intervals (such as daily or weekly) and provide investors the option to tender or put the bonds at par. The tendered bonds are then resold by a remarketing agent in the secondary market to other investors. Most of the VRDO Bonds are secured by letters of credit or other liquidity or credit facilities (“credit/liquidity facilities”) that provide for the payment of the purchase price payable upon the tender of the bonds. The credit/liquidity facilities expire prior to the final maturity of the bonds. If upon the expiration or termination of any credit/liquidity facility with respect to a series of VRDO Bonds, the Commonwealth is unable to renew or replace such facility with an alternate credit/liquidity facility, the VRDO Bonds of such series are subject to mandatory tender for purchase by the credit/liquidity facility provider and generally become subject to higher interest rates and accelerated amortization schedules.

In the case of the VRDO Bonds for which the Commonwealth has entered into interest rate exchange agreements, if the Commonwealth cannot renew or replace a credit/liquidity facility upon its expiration and remarket the related series of bonds successfully upon their mandatory tender as variable rate bonds, the Commonwealth may have to terminate the interest rate exchange agreements associated with such series of bonds. Termination of the applicable interest rate exchange agreement may result, depending on then-current interest rate levels, in the payment of a termination amount by the Commonwealth to compensate the counterparty for its economic losses. If interest rate levels were then lower than the fixed interest rate swap rate paid by the Commonwealth, the cost of termination to the Commonwealth could be substantial.

In April 2009, the liquidity facility with respect to approximately $96.8 million of VRDO Bonds expired and, due to market conditions, the Commonwealth was not able to renew the liquidity facility. These bonds were therefore purchased by the liquidity provider and became subject to a higher interest rate and an accelerated amortization schedule beginning in October 2009. The Commonwealth expected to refinance these bonds on a fixed rate basis prior to October 2009.

VRDO Bonds subject to mandatory tender upon expiration of the applicable credit/liquidity facilities and for which there is a related interest rate exchange agreement amount to approximately $100.0 million for fiscal year 2010, $472.9 million for fiscal year 2011 and $769.7 million for fiscal year 2012.

As of December 31, 2008, the Commonwealth also had outstanding approximately $279.2 million of general obligation bonds bearing interest at a fixed rate but subject to mandatory tender, payable from the remarketing of the bonds, on July 1, 2012 (the “Mandatory Tender Bonds”). After the mandatory tender date, the Commonwealth may from time to time change the method of determining the interest on the Mandatory Tender Bonds, which may be a fixed or variable rate. The Commonwealth has not provided any liquidity facility for the payment of the purchase price payable upon the mandatory tender, which purchase price is expected to be obtained from the remarketing of the bonds.

With respect to approximately $69.2 million of the Mandatory Tender Bonds, the Commonwealth has entered into forward starting interest rate exchange agreements that assume that the Mandatory Tender Bonds will be remarketed as variable rate bonds after the mandatory tender date of July 1, 2012. If the Commonwealth cannot remarket these bonds as variable rate bonds at that time, the Commonwealth may have to terminate the forward starting interest rate exchange agreements, which may result in the payment of a termination amount by the Commonwealth.

Several of the Commonwealth’s public corporations also have outstanding variable rate bonds and bonds subject to mandatory tender.

Commonwealth Guaranteed Debt

As of December 31, 2008, $3.05 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $236.2 million in fiscal year 2011, with their final maturity being July 1, 2037. As of April 30, 2009, no payments under the Commonwealth guaranty had been required for these bonds.

As of December 31, 2008, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. As of April 30, 2009, no payments under the Commonwealth guaranty had been required for these bonds.

As of December 31, 2008, GDB held approximately $154.8 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The Authority is authorized to issue and GDB is authorized to purchase its bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are slated to be used to continue the development of the Port of the Americas. As of April 30, 2009, no payments under the Commonwealth guaranty had been required for these bonds.

As of December 31, 2008, the aggregate outstanding principal amount of obligations of the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) guaranteed by the Commonwealth was $902.0 million. This amount consisted of $284.7 million in revenue bonds sold to the public, $312.4 million in bonds issued to the United States Department of Agriculture, Rural Development, and $304.9 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations and PRASA resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

The long-term public sector debt was $43.4 million as of June 30, 2008, and the short-term public sector debt was $3.3 million as of that date. As of June 30, 2008, outstanding short-term debt, relative to total debt, was 7.0%.

PUBLIC CORPORATIONS

In Puerto Rico, many governmental and quasi-governmental functions are performed by public corporations created by the Legislative Assembly with varying degrees of independence from the central government to perform generally a single function or a limited number of related functions. Most public corporations obtain revenues from rates charged for services or products, but many are subsidized to some extent by the central government. Most public corporations are governed by boards whose members are appointed by the Governor with the advice and consent of the Senate, but some public corporations are attached to departments of the central government. Capital improvements of most of the larger public corporations are financed by revenue bonds issued under trust agreements or bond resolutions, or by notes issued under loan agreements.

Government Development Bank for Puerto Rico

The principal functions of GDB are to act as financial advisor to and fiscal agent for the Commonwealth, its municipalities and public corporations in connection with the issuance of bonds and notes, to make loans and advances to public corporations and municipalities, and to make loans to private enterprises to aid in the economic development of Puerto Rico.

As of December 31, 2008, $1.76 billion of bonds and notes of GDB (excluding its subsidiaries) were outstanding, consisting of $267 million in Commonwealth guaranteed bonds and $1.5 billion of medium term senior notes. Act No. 12 of May 9, 1975, as amended, provides that the payment of principal of and interest on specified notes and other obligations of GDB, not exceeding $550 million, may be guaranteed by the Commonwealth, of which $267 million were outstanding as of December 31, 2008. As of that date, GDB also had $6.1 billion in loans outstanding to the central government of the Commonwealth and its public corporations and municipalities.

Under Act No. 271 of November 21, 2002, GDB made a required special capital contribution to the Special Communities Perpetual Trust (the “Perpetual Trust”) of $500 million and provided the Perpetual Trust with a $500 million, non-revolving, line of credit. The amounts transferred to the Perpetual Trust were deposited in two investment accounts held by GDB for the benefit of the Perpetual Trust. As of December 31, 2008, the Perpetual Trust had repaid $123.9 million of its line of credit and had an outstanding balance of $376 million and interest due of $40 million. The line of credit is payable from legislative appropriations.

GDB has several subsidiaries that perform various functions. The principal subsidiaries and their functions are listed below:

Puerto Rico Housing Finance Authority. As of December 31, 2008, Housing Finance Authority’s total outstanding loans to the private sector for development of housing projects targeted to low and moderate income families were $109.7 million. The Authority’s mortgage loans to low and moderate income homeowners represented an additional $117.5 million as of the same date. As of December 31, 2008, $1.118 billion of Housing Finance Authority bonds were outstanding.

As of December 31, 2008, the Housing Finance Authority also had outstanding $527 million of bonds and notes issued to fund certain payments of the Commonwealth under its mortgage subsidy and other programs for low and moderate income families, and to guarantee certain insurance obligations of the former Housing Bank and Finance Agency.

As of December 31, 2008, the Housing Finance Authority had total notes and bonds outstanding of $1.229 billion (including $53.9 million of debt outstanding under GDB lines of credit, $4.8 million in notes payable and $52.4 million owed under repurchase agreements) and total unrestricted net assets of $291.5 million.

Puerto Rico Tourism Development Fund (“TDF”). As of December 31, 2008, TDF had outstanding direct loans in an aggregate principal amount of $285.1 million and guarantees issued in the outstanding amount of $117.7 million to finance several hotels and tourism-related projects.

TDF has made payments under its guarantees and letters of credit in the aggregate amount of approximately $313.4 million with respect to several projects, including $282 million disbursed to pay in full the bonds issued to finance three projects, which bonds had been declared due and payable at the direction of TDF due to the failure of the applicable borrowers to comply with their obligations under the related reimbursement agreements. Of the total amount disbursed, TDF has been able to recover approximately $199.7 million from the borrowers. After taking these payments and all related recoveries into account, the unrestricted net assets of TDF as of December 31, 2008 were approximately $153.4 million, and its allowances for losses on guarantees, loans, other assets and letters of credit were approximately $37.4 million.

Development Fund. The Development Fund provided guarantees of $13.1 million, to guarantee 33% of loans under the “Key to Your Business” program of the Economic Development Bank. As of December 31, 2008, the allowance for losses on guarantees was approximately $962,258.

Puerto Rico Public Finance Corporation. Puerto Rico Public Finance Corporation (“PFC”) provides agencies and instrumentalities of the Commonwealth with alternate means of meeting their financing requirements. As of December 31, 2008, it had $1.6 billion aggregate principal amount of bonds outstanding. All such bonds are limited, non-recourse obligations of PFC payable from Commonwealth appropriations made to pay the notes held by PFC. In addition, PFC had $101.3 million of notes outstanding under a line of credit with GDB whose proceeds were used to pay fiscal year 2007 debt service on its bonds due to the failure of the Commonwealth to make the required debt service appropriations on account of its fiscal problems.

Puerto Rico Sales Tax Financing Corporation. COFINA is an independent governmental instrumentality of the Commonwealth created by Act 91. COFINA was originally created for the purpose of financing the payment, retirement, or defeasance of certain appropriation-backed debt outstanding as of June 30, 2006, payable to GDB and PFC. As of December 31, 2008, COFINA had approximately $5.2 billion outstanding of its Sales Tax Revenue Bonds (excluding all accretion on capital appreciation bonds).

As of September 2009, the Legislative Assembly of Puerto Rico had recently expanded the purposes of COFINA and, correspondingly, increased its revenues by increasing from 1% to 2.75% (one-half of the tax rate of 5.5%) the portion that is transferred to COFINA of the sales and use tax imposed by the central government. As a result, COFINA was authorized to issue bonds for the following additional purposes: (i) to pay, in whole or in part, the debt of the Secretary of Treasury with GDB in the amount of $1 billion, the proceeds of which were used to cover the budgetary deficit for fiscal year 2009, (ii) to pay, in whole or in part, certain financing granted to the Secretary of the Treasury by GDB payable from future Commonwealth general obligation bonds, and any debt of the Commonwealth outstanding as of December 31, 2008 that did not have a source of repayment or was payable from budgetary appropriations, (iii) to pay, in whole or in part, the accounts payable to suppliers of the Commonwealth, (iv) to pay or finance operational expenses of the Commonwealth for fiscal years 2009, 2010 and 2011, (v) to pay or finance operational expenses of the Commonwealth for fiscal year 2012, which would have to be included in the annual budget of the Government of Puerto Rico, (vi) to fund the Puerto Rico Economic Stimulus Fund, (vii) to fund the Commonwealth Emergency Fund in order to cover expenses resulting from catastrophic events such as hurricanes or floods, and (viii) to generate moneys to fund the Economic Cooperation and Public Employees Alternatives Fund. In March 2009, COFINA borrowed $500 million and $250 million from a local commercial bank and GDB, respectively. These loans, which are subordinate to the outstanding bonds and are to be repaid from proceeds of future bonds issues, were used to make payments to the Commonwealth’s suppliers of goods and services.

On June 18, 2009, COFINA issued its Sales Tax Revenue Bonds, First Subordinate Series 2009 A and Sales Tax Revenue Bonds, Senior Series 2009C in the aggregate principal amount at issuance of $4,118,153,700 and

$237,875,000, respectively. On June 25, 2009, COFINA issued to Puerto Rico investors its Sales Tax Revenue Bonds, First Subordinate Series 2009B in the aggregate principal amount at issuance of $1,217,915,799. On July 23, 2009, COFINA issued to a Puerto Rico institutional investor its Sales Tax Revenue Bonds, First Subordinate Series 2009D Bond Anticipation Notes in an aggregate principal amount of $250,000,000 and committed to borrow an additional $250,000,000. The bond proceeds were used for the purpose of, among other things, paying or financing certain obligations of the Commonwealth, paying or financing a portion of the Commonwealth’s operational expenses, and funding the Puerto Rico Economic Stimulus Fund, the Commonwealth Emergency Fund and the Economic Cooperation and Public Employees Alternatives Fund.

Other Public Corporations

Puerto Rico Aqueduct and Sewer Authority. PRASA owns and operates Puerto Rico’s public water supply and sanitary sewer facilities systems.

PRASA reported net operating losses of $103.4 million for fiscal year 2008, compared to net operating income of $31.2 million for fiscal year 2007, and net operating losses of $220.4 million for fiscal year 2006. The total debt of PRASA was $2.8 billion as of December 31, 2008. This debt includes outstanding bonds of $1.9 billion, interim financing for capital improvements of $756.8 million and interim financing for operations of $134.4 million.

The Commonwealth guarantees the principal and interest payments on the outstanding revenue refunding bonds, 2008 Series A and B; any bonds issued on or before June 30, 2010 to the United States Department of Agriculture, Rural Development; and the loans granted on or before June 30, 2010 by the Clean Water and Drinking Water State Revolving Funds for the benefit of PRASA. In the event that PRASA is unable to make all or any portion of the future debt service payments on these guaranteed debts, the Commonwealth will be responsible for covering such payments.

In June 2006, PRASA entered into an agreement to plead guilty to an indictment charging 15 felony counts of violating the federal Clean Water Act through the illegal discharge of pollutants from nine sanitary wastewater treatment plants and five drinking water treatment plants. PRASA and the United States also reached a comprehensive civil settlement to resolve repeated environmental violations of various wastewater treatment plants throughout the Commonwealth. In December 2006, PRASA and the Commonwealth Department of Health executed a settlement agreement superseding 180 administrative orders against, and three prior settlement agreements with, PRASA. Under the terms of this agreement, PRASA agreed to implement short, medium and long-term work plans, as well as interim mitigation and preventative measures, all to bring PRASA’s water system into compliance with federal and Commonwealth potable water regulations.

In March 2008, PRASA issued its 2008 Series A and B Senior Lien Bonds and Series A and B Commonwealth Guaranteed Refunding Bonds for a total aggregate amount of $1.62 billion. The Senior Lien Bonds were issued under the provisions of PRASA’s 2008 Master Agreement of Trust and the Refunding Bonds were issued under the provisions of its 1995 Bond Resolution. The proceeds of the Senior Lien Bonds were used mainly to refinance certain interim debts, to partially cover PRASA’s capital improvement program and to make a swap agreement termination payment, among other uses. The Refunding Bonds were issued to refund PRASA’s Series 1995 Commonwealth Guaranteed Bonds.

Puerto Rico Convention Center District Authority. The Puerto Rico Convention Center District Authority (the “Convention Center District Authority”) was created to own, develop, finance, plan, design, build, operate, maintain, administrate and promote a new convention center and designated private parcels located within the Convention Center District in San Juan. The convention center opened on November 17, 2005.

Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority (“AFICA”) financed the construction of a multipurpose coliseum in San Juan, known as the José Miguel Agrelot

Coliseum, with a line of credit provided by GDB. The Coliseum was transferred to the Convention Center District Authority along with the associated line of credit. As of December 31, 2008, this line of credit with GDB had an outstanding balance of $150.9 million, which is expected to be paid from the proceeds of Commonwealth general obligation bonds. The Convention Center District Authority’s debt as of December 31, 2008 was $612.7 million, including $461.8 million in outstanding bonds issued in March 2006 to finance the Convention Center and payable from a portion of a hotel room tax.

Puerto Rico Electric Power Authority. The Puerto Rico Electric Power Authority (“PREPA”) owns and operates Puerto Rico’s electric public system.

PREPA reported net operating income of $181.1 million, $370.9 million and $403.0 million during fiscal years 2008, 2007 and 2006, respectively. The total debt of PREPA was $7.3 billion as of December 31, 2008. This debt includes outstanding bonds of $6.0 billion, interim financing for capitals improvements of $663.1 million and interim financing for operations of $594.5 million.

Health Insurance Administration. The estimated total cost of the health insurance program for fiscal year 2009 was anticipated to be $1.88 billion, compared to $1.67 billion for fiscal year 2008 and $1.59 billion for fiscal year 2007. For fiscal year 2009, the General Fund was expected to cover $1.50 billion of the total cost of the health insurance program. The remaining $379 million was to be paid from federal, municipal and other sources. The fiscal year 2010 budget estimates the cost of the health insurance program at $1.86 billion, of which the General Fund is expected to cover $1.0 billion, while the remaining $860 million is to be paid from federal, municipal and other sources. The expected decrease in the cost of the health insurance program to the General Fund for fiscal year 2010, as compared to fiscal year 2009, is due to funding expected to be received by the Commonwealth under ARRA for the health sector.

Puerto Rico Highways and Transportation Authority. The Puerto Rico Highways and Transportation Authority (“PRHTA”) is responsible for highway construction in Puerto Rico. Such construction is financed by debt (interim notes and revenue bonds), revenues of PRHTA and federal and Commonwealth grants.

PRHTA reported a net operating loss of $448.7 million for fiscal year 2008, compared to net operating losses of $386.0 million and $56.7 million for fiscal years 2007 and 2006, respectively.

As of December 31, 2008, PRHTA’s total debt was $7.0 billion, including $6.3 billion in outstanding bonds and interim, subordinated financings with a private financial institution and GDB. As of April 30, 2009, the financing with the private financial institution was in the principal amount of $400 million and was due in August 2009, and the financings with GDB were in the aggregate principal amount of $302.1 million and were due in June 2009.

Puerto Rico Industrial Development Company. The Puerto Rico Industrial Development Company (“PRIDCO”) participates in the Commonwealth-sponsored economic development program by providing physical facilities, general assistance, and special incentive grants to manufacturers. PRIDCO reported consolidated net operating losses of $6.1 million for fiscal year 2008, compared to consolidated net operating income of $2.1 million for fiscal year 2007 and consolidated net losses of $15.6 million for fiscal year 2006. The total debt of PRIDCO was $347.1 million as of December 31, 2008. This debt includes outstanding bonds of $258.0 million and interim financing for operations of $89.1 million.

During fiscal years 2006 and 2007, PRIDCO entered into a company reorganization plan establishing an early retirement plan and a voluntary separation plan with the objective of reducing workforce and to achieve expense reductions. This plan was financed by a line of credit from GDB, which had an outstanding balance of $45.7 million as of December 31, 2008.

Puerto Rico Infrastructure Financing Authority. The Puerto Rico Infrastructure Financing Authority (“PRIFA”) was created to provide financial, administrative, consulting, technical, advisory and other types of assistance to other public corporations, governmental instrumentalities, political subdivisions and municipalities (collectively, “Benefited Entities”) authorized to develop infrastructure facilities and to establish alternate means for financing those facilities. PRIFA is authorized to issue bonds and provide loans, grants and other financial assistance for the construction, acquisition, repair, maintenance and reconstruction of infrastructure projects by Benefited Entities.

As of December 31, 2008, PRIFA’s total debt was $1.89 billion. This debt includes bonds outstanding of $1.85 billion and interim financing for capital improvements of $34 million.

PRIFA is investing a portion of its resources in new infrastructure projects in connection with the holding of the Central American and Caribbean Games in Mayagüez, Puerto Rico, in 2010. In September 2006, PRIFA issued $469.8 million of bonds to finance these and other infrastructure projects.

Puerto Rico Municipal Finance Agency. The Puerto Rico Municipal Finance Agency (“MFA”) is the municipal “bond bank” for Puerto Rico. MFA is authorized to issue bonds to purchase general obligation bonds and notes of Puerto Rico municipalities and to fund a debt service reserve. Debt service on MFA’s bonds is payable from debt service payments on municipal bonds and notes held by MFA and from the debt service reserve, including investment income thereon. The Commonwealth has agreed to pay such amounts to the debt service reserve as may be necessary to maintain it at its required level, subject to appropriation by the Legislative Assembly, which appropriation is authorized but not legally required to be made. As of April 30, 2009, no such payments had been required. As of December 31, 2008, MFA had $1.26 billion of bonds outstanding.

Port of the Americas Authority. The Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas (the “Port”), a deep draft port on the south coast of Puerto Rico.

PAA is authorized to issue bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are to be used to continue the development of the Port. GDB is authorized by law to purchase bonds of PAA in an aggregate principal amount not to exceed $250 million. As of December 31, 2008, GDB held approximately $154.8 million of PAA’s outstanding bonds, which are guaranteed by the Commonwealth. In August 2008, PAA made a partial payment of the interest due on these bonds. As of April 30, 2009, GDB had not formally requested the balance to the Commonwealth under its guarantee but was in conversations with OMB regarding such payment and the upcoming payment that was due in August 2009.

Puerto Rico Ports Authority. The Puerto Rico Ports Authority (“Ports Authority” or “PRPA”) owns and operates the major airport and seaport facilities in Puerto Rico. Ports Authority derives revenues from a variety of sources, including charges on airplane fuel sales, air terminal space rentals, landing fees, wharfage, dockage and harbor fees, and rentals for the lease of property and seaport equipment. Ports Authority reported net operating losses of $34 million, $20.1 million and $15.7 million during fiscal years 2008, 2007 and 2006, respectively. The total debt of PRPA was $704.1 million as of December 31, 2008. This debt includes outstanding bonds of $58.5 million, credit facilities for capital improvements with GDB and private financial institutions of $233.8 million and a loan for operational purposes with private financial institutions of $411.7 million. The loan for operational purposes and a portion of the credit facilities for capital improvements are guaranteed by GDB.

As of April 30, 2009, the outstanding balance of the credit facilities for capital improvements with private financial institutions was $188.6 million, which was due on June 30, 2009. Of this amount, $92.1 million, plus interest, was guaranteed by GDB.

Puerto Rico Public Buildings Authority. The Puerto Rico Public Buildings Authority (“PBA”) is authorized to construct, purchase or lease office, school, health, correctional and other facilities for lease to departments, public corporations, and instrumentalities of the Commonwealth. Bonds that have been issued by PBA to finance such facilities (through retirement of interim notes or otherwise) are payable from lease payments, which are largely derived from legislative appropriations and are secured by the Commonwealth’s guaranty. PBA is authorized by law to have outstanding at any one time up to $3.325 billion of bonds guaranteed by the Commonwealth. As of December 31, 2008, $3.049 billion of such bonds of PBA were outstanding (not including accretion of interest from the respective issuance dates on capital appreciation bonds). As of December 31, 2008, PBA’s line of credit with GDB had an outstanding balance of $86.2 million.

On July 1, 2009, PBA issued its Government Facilities Revenue Refunding Bonds, Series P in the in the aggregate principal amount of $330,935,000. The bond proceeds were used to refund certain of PBA’s outstanding bonds and fund certain swap termination payments.

Special Communities Perpetual Trust. The Perpetual Trust is a public corporation created by law to be an irrevocable and permanent trust. The Perpetual Trust’s principal purpose is to fund development projects that address the infrastructure and housing needs of underprivileged communities. GDB has made a special capital contribution to the Perpetual Trust of $500 million and provided the Trust with a $500 million, non-revolving line of credit. The amounts transferred by GDB were deposited in two investment accounts held by GDB for the benefit of the Perpetual Trust, which generated interests ascending to $89 million as of December 31, 2008. These additional funds were distributed among 56 new identified special communities for the construction of new infrastructure projects in these communities. The Perpetual Trust had disbursed the total amount of $833 million as of December 31, 2008. As of December 31, 2008, the Perpetual Trust’s line of credit with GDB had an outstanding balance of $376.1 million. The line of credit is payable from legislative appropriations.

University of Puerto Rico. The University of Puerto Rico (the “University”), with approximately 64,511 students in academic year 2008-2009, is by far the largest institution of higher education on the island. Government appropriations are the principal source of University revenues, but additional revenues are derived from tuition, student fees, auxiliary enterprises, interest income, federal grants, and other sources. University capital improvements have been financed mainly by revenue bonds. As of December 31, 2008, the University’s total debt was $621.1 million, including $585.0 million of outstanding revenue bonds.

In 2000, AFICA issued its $86,735,000 Educational Facilities Revenue Bonds, 2000 Series A (University Plaza Project) for the purpose of financing the construction of additional student housing and parking and office space for the University. The project was built, is being operated by Desarrollos Universitarios, Inc., a Puerto Rico not-for-profit corporation, and is leased to the University for a term equal to the term of the bonds, with University lease payments being sufficient to pay debt service on the bonds as they become due. These bonds are not included in the University’s total debt or outstanding revenue bonds set forth in the prior paragraph.

Other public corporations. Public corporations not described above had outstanding debt in the aggregate amount of $2.0 billion as of December 31, 2008. As of April 30, 2009, debt service on $912 million of such outstanding debt was being paid from legislative appropriations. The Commonwealth is not, however, obligated to make any such appropriations. Additional legislative appropriations are made to enable certain of such corporations to pay their operating expenses.

REVENUES AND EXPENSES

Revenues

The General Fund is the primary operating fund of the Commonwealth. General Fund revenues are broadly based and include revenues raised internally as well as those from non-Puerto Rico sources. Internal revenues consist principally of income, excise and sales taxes. Revenues from non-Puerto Rico sources are derived from federal excise taxes and customs duties returned to the Commonwealth. The primary expenditures of the Commonwealth through the General Fund are for grants and subsidies, and personal and other services.

Projected Fiscal Year 2010 Compared to Estimated Fiscal Year 2009

It is projected that General Fund total revenues for fiscal year 2010 will be $7.670 billion, representing an increase of $70 million, or less than 1%, from estimated fiscal year 2009 revenues. The major changes in revenues from fiscal year 2009 are expected to be a projected decrease in the sales and use tax received by the General Fund of $305 million (due to the increased allocation of this tax to COFINA), partly offset by a projected increase in property taxes and excise taxes on cigarettes and alcoholic beverages of approximately $230 million and $50 million, respectively, as a result of the increases in tax revenues imposed under Act 7.

Proposed General Fund expenditures for fiscal year 2010 total $7.670 billion, which is $1.814 billion or 19% lower than the $9.484 billion budgeted for fiscal year 2009. This amount does not include an additional estimated $2.5 billion in expenses to be paid from a Stabilization Fund to be funded from proceeds of COFINA bond issues. These additional expenses, which are included in the consolidated budget of the Commonwealth, include $1 billion of expenses related to the implementation of the payroll reduction plan under Act 7, $1 billion in expenses which are to be incurred in fiscal year 2010 but are not expected to be incurred in subsequent fiscal years as a result of the expense reduction plan under Act 7, and a resulting $500 million of expenses constituting a structural deficit for fiscal year 2010.

Results for Fiscal Year 2009

Total preliminary General Fund revenues for fiscal year 2009 were $7.76 billion, representing a decrease of $598.6 million, or 7.2%, from preliminary fiscal year 2008 revenues. The major changes from fiscal year 2008 were: (i) decreases in income taxes from individuals of $145.4 million and in corporate income taxes of $201.2 million, (ii) a decrease of $51.9 in motor vehicle excise taxes, (iii) a decrease of $60.1 million in miscellaneous non-tax revenues, and (iv) a decrease of $16.1 million in sales and use tax revenues. In fiscal year 2008, General Fund revenues also included $145 million of non-recurring revenues from the sale of certain properties owned by the Commonwealth. The continued decline in General Fund tax revenues reflects primarily the impact of the economic recession that began in 2008 and the effect of tax benefits and incentives granted to certain individual and corporate taxpayers pursuant to previous legislation designed to stimulate economic development.

Total preliminary General Fund revenues for fiscal year 2009 of $7.76 billion exceeded the revised estimate (made in February 2009) of General Fund revenues for fiscal year 2009 of $7.60 billion by approximately $160 million, or 2.1%. The major changes from the revised estimate for fiscal year 2009 were: (i) an increase of $190.4 million in income taxes withheld from non-residents pursuant to certain closing agreements with the Department of the Treasury, and (ii) an increase of $59 million in income taxes from individuals.

The approximately $1.884 billion difference between estimated General Fund revenues and estimated General Fund expenditures for fiscal year 2009 was covered principally by a $1 billion loan from GDB to the Commonwealth secured by an assignment of tax receivables, a transfer of $750 million from COFINA to the Commonwealth, and a transfer of $169 million to the Commonwealth from the sale of securities in PRIFA’s Corpus Account.

In addition, during the government transition process, the administration identified additional expenses of $1.349 billion that were not included in the fiscal year 2009 budget. These expenses are expected to be budgeted and paid by the Commonwealth in subsequent fiscal years.

Fiscal Year 2008 Compared to Fiscal Year 2007

Preliminary total General Fund revenues for fiscal year 2008 were $8.195 billion, representing a decrease of $399 million, or 4.6%, from actual revenues for fiscal year 2007 (excluding the collection of $269 million from special temporary tax measures in fiscal year 2007). The major changes from fiscal year 2007 were: (i) decreases in income taxes from individuals of $278 million and in corporate income taxes of $437 million, (ii) a decrease of $259 million in excise taxes and (iii) an increase of $270 million revenues generated by the sales and use tax, which was only in effect for seven and a half months of fiscal year 2007. The decrease in 2008 revenues was principally due to the economic recession that began in 2008 and high oil prices, which directly affected income and excise tax collections.

Preliminary total General Fund expenses for fiscal year 2008 amounted to $9.007 billion, which is composed of $8.804 billion of operational expenses and $203 million transferred to the redemption fund. The difference between preliminary revenues and expenses for fiscal year 2008 of $812 million was covered principally by cash-management procedures, such as delaying payments to certain vendors and a GDB loan of $190 million.

Fiscal Year 2007 Compared to Fiscal Year 2006

General Fund total revenues for the fiscal year 2007 were $8.862 billion, an increase of $221 million, or 2.5%, from fiscal year 2006. This amount includes (i) $5.074 billion in individual and corporate income taxes, (ii) $934 million in non-resident withholding taxes, (iii) $1.122 billion in excise taxes, (iv) $583 million of sales and use tax revenues, and (v) $269 million from special temporary tax measures. A decrease of $521 million in excise taxes was offset by revenues from the sales and use tax, as the repeal of the general excise tax on imported goods and goods manufactured in Puerto Rico was replaced with the sales and use tax commencing on November 15, 2006.

General Fund expenses for fiscal year 2007 were $9.306 billion. This amount does not include $522 million of debt service payments on a portion of the Commonwealth’s outstanding appropriation debt, which debt service was excluded from the budget based on the provisions of Act 91, which created the Dedicated Sales Tax Fund to service in part the repayment of such appropriation debt.

The difference between revenues and expenses for fiscal year 2007 of $444 million was covered by a $240 million transfer of funds from GDB that was originally set aside from General Fund appropriations to cover a portion of debt service payments on the Commonwealth’s appropriation debt, which set-aside was no longer needed on account of the passage of Act 91. The remaining shortfall was covered principally by cash-management procedures such as delaying payments to certain vendors (carrying over into fiscal year 2008).

Major Sources of General Fund Revenues

Income Taxes

The Commonwealth’s income tax law, the Internal Revenue Code of 1994, as amended (the “PR Code”), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The PR Code has four tax brackets for individuals with tax rates of 7%, 14%, 25%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at an income tax rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at an income tax rate of 10%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at an income tax rate of 10%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for an income tax rate of 10%.

Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

In general, the PR Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum regular income tax rate of 15%. Dividends received by Puerto Rico corporations and partnerships from foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the Economic Incentives Act are subject to a maximum income tax rate of 4% during their basic exemption period. Corporations and partnerships covered by the Tourism Incentives Act are subject to a maximum tax rate of 42% on their taxable income after applying the 90% exemption granted under the Tourism Incentives Act, which results in a maximum effective tax rate of 4.2% on their net tourism development income. The PR Code also provides for an alternative minimum tax of 22%.

The PR Code generally imposes a branch profits tax on resident foreign corporations whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 10%. Dividends distributed by corporations operating under new grants of tax exemption issued under the Economic Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to an income tax withholding of 2% or 12%, depending on certain elections made by the grantee.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% income tax withholding.

Act 7. Act 7, which was enacted on March 9, 2009 as part of the new administration’s Fiscal Plan, seeks, among other things, to increase the tax revenues of the Puerto Rico government by imposing certain permanent and temporary tax increases.

With respect to income taxes, Act 7 includes the following temporary measures that are applicable for taxable years commenced after December 31, 2008 and before January 1, 2012:

(i)	taxable corporations and individuals whose adjusted gross income equals or exceeds $100,000 (for single individuals) or $150,000 (in the case of married persons filing jointly) would be subject to a surtax of 5% on their total tax liability;

(ii)	international banking entities that do not operate as bank units will be subject to a 5% income tax on their entire net income computed in accordance with the PR Code (international banking entities operating as bank units will be subject to this 5% tax on their net income that does not constitute excess net income);

(iii)	credit unions, their subsidiaries, and affiliates will be subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7);

(iv)	the Cooperative Bank, its subsidiaries, and affiliates will be subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7);

(v)	insurance cooperatives will be subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7); and

(vi)	international insurers and holding companies of international insurers will be subject to a 5% tax on their net income (these entities were totally exempt before the enactment of Act 7).

Act 7 also provides as a permanent measure a change in the method of computing the net income subject to alternative minimum tax (“AMT”) in the case of individuals by including in the computation various categories of exempt income and income subject to preferential tax rates under the PR Code, such as: (a) dividends distributed by companies covered under the Economic Incentives Act, the 1998 Tax Incentives Act, and the Tourism Incentives Act; (b) long-term capital gains, which enjoy a preferential tax rate of 10% under the PR Code; (c) dividends that are taxable at the rate of 10% under the PR Code; (d) interest on bank deposits and individual retirement accounts subject to the special 10% and 17% preferential income tax rates, respectively; and (e) interest from notes or bonds eligible for the special 10% tax rate provided by the PR Code.

Another change introduced by Act 7 is an adjustment to the calculation of the net income subject to the AMT in the case of entities taxed as corporations that denies a deduction for expenses paid or accrued for services rendered outside of Puerto Rico. Lastly, different income tax credits awarded to investors under certain special laws for activities such as revitalization of urban centers, venture capital, solid waste, housing infrastructure, and rehabilitation of social-interest housing, among others, may not be claimed or granted for taxable years commenced after December 31, 2008 and before January 1, 2012. However, tax credits associated with manufacturing, tourism, and cinematographic projects are not affected by Act 7.

The Legislative Assembly approved a series of amendments to Act 7. Act 7 was amended to, among other things: (i) restore the tax exemption enjoyed by certain securities that were affected by recent changes to the AMT; and (ii) introduce, with certain exceptions, a total cap of $40 million for granting tax credits related to Act No. 212 of 2002 (Urban Renewal projects) and establish specific limitations on the claim of such credits.

Sales and Use Taxes

Act No. 117 of July 4, 2006 (“Act 117”) amended the PR Code to provide, among other things, for a general sales and use tax of 5.5% to be imposed by the central government (the “Commonwealth Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sales and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Commonwealth Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Commonwealth Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax does not apply to, among other things: (i) motor vehicles, (ii) non-prepared food, (iii) health care services and prescription medicines, (iv) certain bakery goods, (v) crude oil and its derivatives, including gasoline, (vi) hotel room charges, (vii) financial services, (viii) services provided by the Commonwealth, including electricity and water, and (ix) local sales of goods to be used as content in a manufactured good, whether or not bound for export.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006. As stated earlier, the revenues derived from the Sales Tax are distributed as follows: 5.5% goes to the central government and 1.5% to Puerto Rico’s municipalities. A portion of the 5.5% Commonwealth Sales Tax is transferred to the Dedicated Sales Tax Fund, created by Act 91, as amended (as of July 1, 2009, one-half of the Commonwealth Sales Tax, which is the equivalent of a 2.75% tax, goes to the Dedicated Sales Tax Fund), with the balance of the Commonwealth Sales Tax going to the General Fund. The 1.5% Municipal Sales Tax is divided as follows: (i) a 1% tax goes to the municipalities, and (ii) a 0.5% tax goes to the Municipal Improvements Fund. The increase in revenues generated by the Sales Tax has been partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

For fiscal year 2008, each percentage point of the Sales Tax generated annually approximately $202 million of gross revenues. The Sales Tax generated total annual gross revenues for the General Fund of approximately $853 million for fiscal year 2008.

Act 7 amended various provisions of the Sales Tax to streamline collection efforts and reduce tax evasion. Most significantly, a so-called reseller’s exemption to the Sales Tax was eliminated, and a credit for Sales Taxes paid was substituted therefor. This measure is expected to increase Sales Tax collections at higher levels of the trade chain, and provide an incentive for compliance with the Sales Tax at the lower levels (via the credit). However, under proposed legislation, the reseller’s exemption would be reestablished for businesses with gross sales of $500,000 or more and other businesses would also be able to request the exemption from Treasury, subject to compliance with certain requirements to be prescribed in Treasury’s regulations.

Amendments to Act 7 re-introduced the Sales and Use Tax Resale Exemption Certificate to retailers with a proven sales volume higher than $500,000. Retailers with a lower sales volume may enjoy the exemption subject to approval from the Secretary. The Secretary retains the right to revoke any Exemption Certificate for the period of a year if a retailer fails to comply with filing requirements related to the Sales and Use Tax.

Excise Taxes

The PR Code imposes an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles and certain petroleum products, which are taxed at different rates.

Under Act 7, the excise tax was increased on certain articles (cigarettes and certain alcoholic beverages) and was expanded with respect to others (motor vehicles). With respect to cigarettes, the increase was approximately 81% per taxable unit. For certain alcoholic beverages, the increase ranges between $0.30 and $0.70 per standard gallon. In the case of motor vehicles, motorcycles and “scooters,” which used to be subject to the Sales Tax, will now be taxable as motor vehicles.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from Non-Commonwealth Sources

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, the lesser of $13.25 per proof gallon and the actual excise tax imposed is returned to the Commonwealth.

Property Taxes

Personal property, which accounts for approximately 46% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, 1.03% of the property tax based on the assessed value of all property (other than exempted property) is used for purposes of paying the Commonwealth’s general obligation debt and is deposited in the Commonwealth’s Redemption Fund.

One of the amendments incorporated in Act 7 was that, for fiscal years 2010 through 2013, the appraisal values of real property in Puerto Rico were increased tenfold and the real personal property tax rates applicable to such values were reduced tenfold so as to offset any increased tax that would have otherwise been applicable due to the increase in appraisal values. This temporary amendment, which is expected to be revenue neutral, was intended to increase the borrowing capacity of Puerto Rico’s municipalities.

Act 7 did impose, however, an additional real property tax on residential real properties with appraised values in excess of approximately $210,000 during fiscal years 2010, 2011, 2012 and 2013. The additional real property tax, to be collected by the Treasury, will be equal to 100% of the existing real property tax collected by CRIM over such properties.

Finally, the amendments extended the temporary Commonwealth property tax to commercial real estate. The applicable Commonwealth property tax will be 0.591%. This temporary tax will be levied for three years or until an aggregated amount of $690 million is collected from this tax, whichever event occurs first.

Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by the Electric Power Authority and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

Public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System, the Puerto Rico System of Annuities and Pensions for Teachers (the “Teachers Retirement System”), the Commonwealth Judiciary Retirement System (the “Judiciary Retirement System”), the Retirement System of the University of Puerto Rico (the “University Retirement System”), and the Employees Retirement System of Puerto Rico Electric Power Authority (the “Electric Power Authority Retirement System”).

Funding Requirements. The central government is responsible for approximately 64% of total employer contributions to the Employees Retirement System, and the other 36% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions are 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee’s retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions are 30.34% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions are 8.5% of applicable payroll for the employer and 9.0% for the employees.

Actuarial Valuation of Employees Retirement System. As of June 30, 2007, the actuarial accrued liability of the Employees Retirement System was $16.770 billion and the actuarial value of assets was $2.892 billion, representing a funding ratio of 17.2%. The resulting unfunded actuarial accrued liability was $13.878 billion.

During fiscal year 2009, the Employees Retirement System had a cash shortfall of approximately $385 million. This cash shortfall was covered from the sale of certain investments. The Employees Retirement System’s projected cash flow shortfall for fiscal year 2010 is approximately $400 million, which is expected to be covered from resources available to the Employees Retirement System, including the sale of certain investments. The Employees Retirement System’s cash flow shortfall for fiscal year 2010 could also be affected by the implementation of the fiscal stabilization plan. The Employees Retirement System continues to evaluate measures to improve the System’s cash flow and funding ratio, as well as the potential impact of the fiscal stabilization plan.

Actuarial Valuation of Judiciary Retirement System. According to the most recent actuarial valuation of the Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2005, the total pension benefit obligations for the System were $174 million. The unfunded pension benefit obligations of the Judiciary Retirement System as of the same date were $104 million, representing a funding ratio of 40%. The June 30, 2005 actuarial valuation was completed in accordance with the “Projected Unit Credit” method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Judiciary Retirement System is insufficient to cover the actuarial pension benefit obligation, the unfunded pension benefit obligation of the System will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded obligation.

Actuarial Valuation of Teachers Retirement System. According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2007, the accrued actuarial liability of the system was $7.756 billion and the value of its assets amounted to $3.163 billion, representing a funding ratio of 41%, and the resulting unfunded accrued liability was $4.593 billion. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 3.5%, employee and employer contributions of 9% and 8.5%, respectively, an inflation rate of 2.5%, and a remaining amortization period of 30 years for the unfunded accrued liability. Under the same assumptions, but without taking into account benefits paid under special benefits laws (described below) and excluding the obligations with respect to the prospective payments under the special benefits laws, the funding of which will originate from the Commonwealth’s General Fund, as of June 30, 2007, the accrued actuarial liability was $7.227 billion and the value of its assets amounted to $3.163 billion, representing a funding ratio of 44%. The resulting unfunded accrued liability was $4.064 billion. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, and since the Teachers Retirement System is a relatively mature retirement system with a significant retiree population, the unfunded pension benefit obligation, according to the 2007 actuarial valuation, will continue to increase, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

Special Benefits. Various special benefits laws enacted in previous years provided additional benefits for the beneficiaries of the Employees Retirement System, Teachers Retirement System and Judiciary Retirement System. Specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase is to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their respective employees. In June 2003, the Legislative Assembly approved a fifth increase of 3% in post-retirement benefits effective January 1, 2004. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their respective employees. In June 2007, the Legislative Assembly approved a sixth increase of 3% in post retirement benefits effective January 1, 2007. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their respective employees. Subsequent increases will depend upon the express approval of the Board of Trustees of the Employees Retirement System and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase is to be funded by the General Fund.

The Teachers Retirement System is seeking reimbursement from the Commonwealth’s General Fund in the amount of $119 million for special benefits paid by the System to its beneficiaries through June 30, 2004 pursuant to special benefit laws enacted by the Legislative Assembly. The Teachers Retirement System’s interpretation of these special benefit laws, to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such special benefits paid, is being disputed by the Office of Management and Budget. In March 2009, the Department of Education paid to the Teachers Retirement System the amount of $12 million as partial payment. As of April 30, 2009, the dispute for the remaining amount of $107 million continued under inter-agency arbitration proceedings. As of April 30, 2009, the Employees Retirement System was also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $73.9 million, representing cumulative benefits paid to beneficiaries through June 30, 2005.

Cash Flow Shortfalls. The Employees Retirement System’s disbursements of benefits during fiscal years 2004 through 2007 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2004 was covered with a loan received from the Department of the Treasury. Balances owed to the Department of the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the assets of the Employees Retirement System. The cash shortfall for fiscal year 2006 was approximately $70 million. This shortfall was covered with a line of credit provided by a private financial institution and collateralized with the assets of the Employees Retirement System. There was no cash shortfall for fiscal year 2007 on account of the receipt of the proceeds from the sale of the Puerto Rico Telephone Company stock that Puerto Rico Telephone Authority held for the benefit of the Employees Retirement System of the Commonwealth. Also with these proceeds the Employees Retirement System paid off the balances of the 2005 repurchase agreement and the 2006 line of credit used to cover the respective year’s cash shortfalls. For fiscal year 2008, the System experienced a positive cash flow due to various non-recurring sources of income and a series of financings to increase the System’s funding ratio and reduce its unfunded pension benefit obligation. The financings involved the issuance by the Employees Retirement System of debt secured by a pledge of future employer contributions over the next 50 years. All net cash generated by these financings was deposited into the Employees Retirement System trust and invested along with its other assets. As of June 30, 2008, the Employees Retirement System had issued three series totaling approximately $2.9 billion of its Senior Pension Funding Bonds.

During fiscal year 2009, the Employees Retirement System expected to have a cash shortfall of approximately $150 million to $250 million. Based on the Puerto Rico Employees Retirement System’s estimates, it could have a $362 million cash flow deficit for fiscal year 2010. This negative trend is expected to continue partly due to possible future increases in the cost of living adjustments, changes in demographics of retirees and beneficiaries, and possible higher pension payments due to higher salaries of future retirees.

With respect to the Teachers Retirement System, the cash shortfalls for fiscal years 2006, 2007 and 2008 were $65 million, $40 million, and $75 million, respectively. Investments were liquidated to cover these shortfalls. For fiscal year 2009, the Teachers Retirement System expected to have a cash shortfall of approximately $67 million. Based on the Teachers Retirement System’s estimates, it could have an $81 million cash flow deficit for fiscal year 2010. This negative trend is expected to continue given that Puerto Rico Teachers Retirement System is in a relatively mature stage.

Composition and Market Value of Investment Portfolios. As of April 30, 2009, the market value of the investment portfolios (which excludes loans to plan members) held by the retirement plans had been materially adversely affected by the global decline in value of equity securities. This decline had an adverse effect on the unfunded actuarial accrued liability of the retirement systems.

Federal Grants

Puerto Rico receives grants under numerous federal programs. Federal grants to the agencies and instrumentalities of the Commonwealth government are estimated to be $5.750 billion for fiscal year 2010, an increase of $1.097 billion, or 23.5%, from fiscal year 2009.

Puerto Rico expects to receive approximately $5 billion in stimulus funds from ARRA, of which $229.6 million was expected and $1.332 billion is expected to be received by the government during fiscal years 2009 and 2010, respectively.

BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by OMB, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the commencement of a fiscal year, the budget for such fiscal year shall be the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor until a new budget is approved. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Appropriations

For each of fiscal years 2008 and 2009, approximately 23% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, mandated funding for the Judicial Branch, rent payments to the Public Buildings Authority, and debt service on the direct debt of the Commonwealth. As of April 30, 2009, this proportion was expected to increase to 36% in fiscal year 2010 since the Government of Puerto Rico is pledging additional resources to cover outstanding debts.

For fiscal years 2008 and 2009, over 60% of the controllable funds portion of the General Fund was committed for the payment of the central government payroll (not including the University of Puerto Rico and the Judicial Branch). Commencing with fiscal year 2010, the Commonwealth expects to reduce this proportion to 46% due mainly to the savings in operational expenses of $2.0 billion expected from the implementation of the Fiscal Plan.

Budget for Fiscal Year 2010

On April 29, 2009, the Governor of Puerto Rico submitted a proposed budget for fiscal year 2010 to the Legislative Assembly.

Projected revenues for fiscal year 2010 total $15.1 billion and projected General Fund revenues total $7.7 billion. The major changes in General Fund revenues are accounted for mainly by increases in property taxes (up $230.6 million), corporate income tax (up $129 million), personal income taxes (up $59 million), and excise taxes on cigarettes and alcoholic beverages (up $50 million) and decreases in the sales and use tax (down $305 million, due principally to the increase in the portion of the tax transferred to COFINA), retained non-resident income tax (down $55 million), federal excise tax on offshore shipments (down $38 million), interest on dividends subject to tax (down $9 million), and excise tax on motor vehicles and accessories (down $5 million).

Estimated expenses for the central government of all budgetary funds total $14.8 billion, a decrease of $66.8 million from fiscal year 2009. The major changes in General Fund expenditures by program in fiscal year 2010 are mainly due to increases in general obligation bonds debt service (up $232.6 million) and other debt service appropriations (up $450.9 million) and decreases in public safety and protection (down $1.273 billion), education (down $527.2 million), health (down $217.5 million), general government (down $88.1 million), welfare (down $255.5 million), economic development (down $61.2 million), transportation and communication (down $44.3 million), housing (down $21.2 million), and contributions to municipalities (down $9.1 million).

For fiscal year 2010, the government expects to incur an additional $2.5 billion in expenses, for a total of $10.1 billion in expenses. Approximately $2 billion of this amount is related to (i) transitory expenses related to the implementation of the expense-reduction measures in the Fiscal Plan ($1 billion) and (ii) additional expenses ($1 billion) which are expected to be incurred in fiscal year 2010 but are slated not to be incurred in subsequent fiscal years as a result of the expense reduction plan being implemented under Act 7. This additional amount of expenses is included in the consolidated budget of the Commonwealth and is expected to be covered from the proceeds of COFINA bond issues.

On July 1, 2009, the Governor signed a General Fund budget for fiscal year 2010 of $7.670 billion. The approved budget is approximately 19% lower than the $9.48 billion budget approved for fiscal year 2009. The approved budget is lower than the preliminary General Fund net revenues for fiscal year 2009 by $90 million, or 1.2%, and creates a payment schedule for certain Commonwealth debts or other obligations, such as borrowings from Government Development Bank that did not have a dedicated source of repayment, and accounts payable to public corporations. The General Fund budget excludes a $2.5 billion Stabilization Fund that is to facilitate the orderly implementation of certain expense reduction measures adopted by the Government of the Commonwealth pursuant to Act No. 7 of March 9, 2009. The Stabilization Fund is to provide (i) $1 billion to finance the cost of transitioning public employees to nongovernmental sectors and providing vouchers for re-training, self-employment, relocation and salary subsidy alternatives, and (ii) $1.5 billion to cover payroll and operating expenses that are expected to be reduced through fiscal year 2010, but whose savings will not be realized in such fiscal year. The Stabilization Fund is to be funded with proceeds from the bonds issued by COFINA.

Budget for Fiscal Year 2009

The consolidated budget for fiscal year 2009 totaled $27.4 billion. Of this amount, $14.9 billion was assigned to the central government. This includes General Fund total resources and appropriations of $9.484 billion, which represents an increase of $396.5 million over approved expenditures for fiscal year 2008. The increase in expenditures was mainly due to University of Puerto Rico, judiciary and municipal formula increases and salary increases mandated by law or collective bargaining agreements. Due to the fact that general elections were held in November 2008, which fell within fiscal year 2009, an additional $42.3 million was budgeted for the State Elections Commission.

The General Fund revenue projection for fiscal year 2009 was $8.488 billion, an increase of $235 million, or 2.8%, from estimated net revenues for fiscal year 2008 of $8.253 billion. The Commonwealth’s budgeted expenditures for fiscal year 2009 of $9.484 billion exceeded projected revenues of $8.488 billion by approximately $1 billion. The gap was covered by a $1.0 billion loan from GDB to the Commonwealth secured by certain tax receivables. This loan was expected to be repaid during fiscal year 2009 from COFINA bond issues.

Estimated expenses and capital improvements of all budgetary funds for fiscal year 2009 totaled $14.9 billion, an increase of $713.8 million from fiscal year 2008. The major changes in General Fund expenditures by program in fiscal year 2009 were mainly due to increases in welfare (up $112.6 million), education (up $92.9 million), debt service on the Commonwealth’s general obligation and guaranteed debt (up $85.0 million), general government (up $75.1 million), health (up $46.3 million), special pension contribution (up $17.5 million), other debt service (up $12.1 million), contributions to municipalities (up $3.7 million), transportation and communication (up $2.1 million), public safety and protection (up $1.2 million), housing (up $0.6 million) and a decrease in economic development expenses of $28.5 million.

Given the expected reduction in revenues due to economic conditions in 2009, the General Fund revenue projection for fiscal year 2009 was adjusted in January 2009 to $7.6 billion, a reduction of $884 million from the original budgeted revenues. For fiscal year 2009, in order to cover a budgetary imbalance between projected revenues of $8.5 billion and budgeted expenditures of $9.5 billion, the original budget included a $1 billion loan from GDB to the Commonwealth secured by an assignment of tax receivables. In addition, non-budgeted expenses in the amount of $1.349 billion were identified in the government transition process. The projected revenue shortfall of $884 million, plus the $1 billion GDB financing and the additional non-budgeted expenditures of $1.349 billion resulted in an aggregate structural deficit for fiscal year 2009 of approximately $3.233 billion. These are preliminary figures and are subject to final revision by OMB.

Act 7, in conjunction with Act 91 and Act 1, allocates to COFINA, commencing on July 1, 2009, a total of one-half of the 5.5% Commonwealth Sales Tax (the equivalent of a 2.75% tax), thus expanding COFINA’s capacity to issue bonds. These laws allow for the use of these funds to cover operational expenses of the Commonwealth between fiscal years 2009 and 2012.

During the second half of fiscal year 2009, the Governor of Puerto Rico issued several Executive Orders to implement measures of austerity, fiscal control and expense reduction. Among these initiatives, the Governor ordered government agencies to reduce their operational costs by an amount equal to ten percent (10%) of half of their total budgeted expenses for fiscal year 2009, eliminate thirty percent (30%) of authorized government non-career positions, institute a hiring freeze of government employees, eliminate government credit cards, strictly control travel expenses, and impose limitations on the use of cellular phones and PDAs, agency vehicles, and electric power usage. As of April 30, 2009, these measures were being implemented by every agency and firmly monitored by OMB.

LITIGATION

The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act 104 for damages up to a maximum amount of $75,000, or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action.

Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended, the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under the act in cases before federal court, but in all other cases the Puerto Rico Secretary of Justice may determine whether, and to what extent, the Commonwealth will assume payment of such judgment.

With respect to pending and threatened litigation, as of June 30, 2007, the Commonwealth has included in its financial statements reported liabilities of approximately $950 million for awarded and anticipated unfavorable judgments. While amounts claimed exceed $6 billion, such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

On April 13, 2009, a group of government employees along with labor organizations that represent governmental employees filed a complaint in the U.S. District Court for the District of Puerto Rico against the Governor of Puerto Rico and several agency heads. The plaintiffs seek, among other relief, an injunction to stop the Government of Puerto Rico from implementing the cost-cutting provisions of Act 7.

The main legal basis to seek the injunction is that the referenced Act 7 provisions allegedly violate United States and Puerto Rico law prohibitions on impairment of contracts and retroactive application of laws. Plaintiffs are seeking to have such provisions declared unconstitutional and thus legally unenforceable.

On August 5, 2009, the U.S. District Court for the District of Puerto Rico denied the preliminary injunction requested by plaintiffs. The District Court’s decision allows the Government to continue with the implementation of Act 7. The Government has moved to dismiss the complaint, and as of April 30, 2009, the Commonwealth has indicated that the Government will continue vigorously to defend the constitutionality of Act 7.

The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the U.S. District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $800 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Supreme Court of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the centers certain of the payments received by the centers from the federal government. As of April 30, 2009, audits were being carried out on the plaintiff centers. As of June 30, 2007, the Commonwealth had accrued $50 million for this legal contingency. With respect to the federal case, the Commonwealth disbursed approximately $18 million between April 2004 and January 2007 in compliance with a preliminary injunction issued by the U.S. District Court for the District of Puerto Rico.

The Commonwealth is also a defendant in a class action presented by parents of special education students before Commonwealth courts alleging that the Puerto Rico Department of Education had failed to provide legally required special education and related services. In October 2006, the San Juan Court of Appeals decided in favor of the parents’ request to include damage claims in the same class action case, and the court may now award damages to the members of the class. When awarding damages, the court may consider the claims in groups or each case individually, and the parents must have proven the damages suffered. The Commonwealth has indicated that it plans to defend vigorously each case. As of June 30, 2007, the Commonwealth had accrued $450 million for this legal contingency.

In addition, the Commonwealth is a defendant in a lawsuit filed by a group of vehicle owners in Commonwealth courts, which suit questions the legitimacy of Act No. 42 of August 1, 2005, as amended (“Act 42”). Act 42 imposes additional annual motor-vehicle fees on all “luxury” motor vehicles that are used for private purposes. On March 15, 2007, the First Circuit Court of San Juan ruled against the Commonwealth and ordered the Commonwealth to return the funds collected. The Commonwealth appealed this decision to the Court of Appeals. On January 29, 2008, the Court of Appeals upheld the decision of the First Circuit Court of San Juan. The Supreme Court of Puerto Rico has granted the Commonwealth’s application for certiorari and will hear an appeal of the decision of the Court of Appeals. As of June 30, 2007, the Commonwealth had accrued $450 million for this legal contingency

The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. As of April 30, 2009, preliminary hearings and discovery proceedings were in progress. The amounts claimed exceed $5 billion; however, as of April 30, 2009, the ultimate liability could not be determined. The Commonwealth has indicated that, in its opinion, the claims are excessive. As of April 30, 2009, no provision for any liability that may result upon adjudication of these lawsuits had been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

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RATING AGENCIES’ ACTIONS

As of March 10, 2010, Moody’s and Standard & Poor’s rated the Commonwealth’s general obligation, respectively, Baa3 and BBB-. Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth’s municipal obligation bonds.

APPENDIX E

WESTERN ASSET MANAGEMENT COMPANY

PROXY VOTING POLICIES AND PROCEDURES

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the

NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

March 30, 2010

Prospectus

Legg Mason

Western Asset

Massachusetts

Municipals

Fund

Class : Ticker Symbol

A	: SLMMX
B	: SMABX
C	: SMALX
FI
I	: LHMIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income taxes and Massachusetts state personal income taxes as is consistent with the preservation of principal.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 21 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 55 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (paid directly from your investment) (%)
	Class A	Class B	Class C	Class FI	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	4.50	1.00	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class B	Class C	Class FI	Class I
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and service (12b-1) fees	0.15	0.65	0.70	0.25	None
Other expenses	0.14	0.39[1]	0.17	0.42[2]	0.22
Total annual fund operating expenses	0.79	1.54	1.37	1.17	0.72
Fees forgone and/or expenses reimbursed[3]	(0.04)	(0.29)	(0.07)	(0.32)	(0.12)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses	0.75	1.25	1.30	0.85	0.60

[1]	For Class B shares, “Other expenses” have been restated to reflect current fees with respect to the class.
[2]	“Other expenses” for Class FI shares are based on amounts for Class I shares because no Class FI shares were outstanding during the fund’s last fiscal year.
[3]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class A shares, 1.25% for Class B shares, 1.30% for Class C shares, 0.85% for Class FI shares and 0.60% for Class I shares. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	498	663	841	1,357
Class B (with redemption at end of period)	577	760	916	1,617
Class B (without redemption at end of period)	127	460	816	1,617
Class C (with redemption at end of period)	232	427	743	1,640
Class C (without redemption at end of period)	132	427	743	1,640
Class FI (with or without redemption at end of period)	87	340	613	1,393
Class I (with or without redemption at end of period)	61	218	388	883

2	Legg Mason Western Asset Massachusetts Municipals Fund

Fees and expenses of the fund cont’d

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “Massachusetts municipal securities” or other investments with similar economic characteristics. Massachusetts municipal securities are securities the interest on which is excluded from regular federal income tax and Massachusetts personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on Massachusetts municipal securities may be subject to the alternative minimum tax.

Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including futures contracts and synthetic instruments, that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified” which means that it may invest more of its assets in a small number of issuers.

Certain risks

There is no assurance that the fund will meet its investment objective.

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative

Legg Mason Western Asset Massachusetts Municipals Fund	3

Certain risks cont’d

instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income or Massachusetts personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Risks associated with focusing on investments in Massachusetts municipal securities. The fund focuses its investments on Massachusetts municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Massachusetts municipal issuers.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer shares or lower redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund would not earn income on the cash and the fund’s yield would go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers' judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

These risks are discussed in more detail later in this Prospectus or in the SAI.

4	Legg Mason Western Asset Massachusetts Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/ individualinvestors/products/mutual-funds/annualized_performance (select a share class), or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (9/30/2009) 7.16 Worst quarter (12/31/2008) (6.07)

Average annual total returns (for periods ended December 31, 2009) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class A
Return before taxes	14.06	2.99	5.00
Return after taxes on distributions	14.06	2.99	5.00
Return after taxes on distributions and sale of fund shares	10.80	3.16	4.98

Other Classes (Return before taxes only)
Class B	13.66	3.05	4.98
Class C	17.35	3.28	4.84
Class I	19.18	N/A	N/A	3.83	06/03/2008
Barclays Capital Massachusetts Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	11.50	4.67	5.98
Lipper Massachusetts Municipal Debt Funds Average (reflects fees and expenses but no deduction for sales charges or taxes)	18.59	3.37	4.98

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns for classes other than Class A will vary from returns shown for Class A.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, Robert E. Amodeo, Joseph P. Deane and David T. Fare. Messrs. Leech, Walsh, Amodeo, Deane and Fare have been portfolio managers for the fund since 2006. These portfolio managers work together with a broader investment management team on portfolio structure, duration weighting and term structure decisions.

Legg Mason Western Asset Massachusetts Municipals Fund	5

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class B	Class C	Class FI	Class I
General	1,000/50	1,000/50	1,000/50	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A
Systematic Investment Plans	50/50	50/50	50/50	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	None/None
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	1 million/None

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund intends to distribute income that is exempt from regular federal and Massachusetts state personal income taxes. A portion of the fund’s distributions may be subject to such taxes or to the alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

6	Legg Mason Western Asset Massachusetts Municipals Fund

More on the fund’s investment strategies, investments and risks

Legg Mason Western Asset Massachusetts Municipals Fund was formerly known as Legg Mason Partners Massachusetts Municipals Fund.

The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income taxes and Massachusetts state personal income taxes as is consistent with the preservation of principal.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade Massachusetts municipal securities or other investments with similar economic characteristics. The fund’s 80% policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed by the Board of Trustees (the “Board”) without shareholder approval.

Massachusetts municipal securities

Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal and Massachusetts state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participations or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Massachusetts municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal and Massachusetts state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or Massachusetts state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Legg Mason Western Asset Massachusetts Municipals Fund	7

More on the fund’s investment strategies, investments and risks cont’d

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal and Massachusetts state personal income taxes. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than Massachusetts.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to federal and/or Massachusetts state personal income taxes.

Maturity

The fund may invest in securities of any maturity. The fund focuses primarily on intermediate-term and long-term municipal securities, and will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years.

Credit quality

The fund focuses on securities rated investment grade, or, if unrated, determined to be of comparable credit quality by the subadviser. The fund may invest up to 20% of its assets in securities rated below investment grade (that is, securities not rated Baa/BBB or above by at least one nationally recognized statistical rating organization (“NRSRO”)) or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “junk bonds.”

If a security is rated by multiple NRSROs and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. Use of derivatives and similar instruments will be subject to the fund’s policy that under normal circumstances the fund invests at least 80% of its assets in Massachusetts municipal securities.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

8	Legg Mason Western Asset Massachusetts Municipals Fund

As noted above, instead of investing directly in particular securities, the fund may use derivatives such as futures contracts, synthetic instruments and other instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

In determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, the fund will normally take into account derivative or synthetic instruments or positions that, in the judgment of the subadviser, create or reduce, as applicable, the type of investment exposure as the applicable category of investments.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to federal and/or state income tax. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. Fixed income securities are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a

Legg Mason Western Asset Massachusetts Municipals Fund	9

More on the fund’s investment strategies, investments and risks cont’d security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Zero coupon bonds, pay-in-kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage

10	Legg Mason Western Asset Massachusetts Municipals Fund

limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

•

Seek to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest

Legg Mason Western Asset Massachusetts Municipals Fund	11

More on the fund’s investment strategies, investments and risks cont’d rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Rates of interest generated by the fund may decline due to a decrease in market interest rates.

Credit risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default, are considered speculative and may involve major risk of exposure to adverse conditions. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase fund volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk as discussed below, which includes the potential inability of the fund to terminate or sell its derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Leveraging risk. The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions or reverse repurchase agreements. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying

12	Legg Mason Western Asset Massachusetts Municipals Fund

assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes and Massachusetts personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause the fund’s share price to be more volatile.

Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Risks associated with focusing on investments in Massachusetts municipal securities. The fund focuses its investments on Massachusetts municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Massachusetts municipal issuers. The Massachusetts economy has experienced a significant slowdown. Home sales have declined steeply, and the unemployment rate in the Commonwealth has increased significantly. These conditions could continue or get worse. Municipalities often depend on fiscal assistance from the Commonwealth, but a sharp decrease in Commonwealth revenues has resulted in budget shortfalls and dwindling state reserves. Collections of real estate taxes, the major source of revenues for municipalities in the Commonwealth, will decrease if real property values fall. These and other factors may affect adversely the ability of the issuers of Massachusetts municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. If the fund has difficulty finding high quality Massachusetts municipal securities to purchase, the amount of the fund’s income that is subject to Massachusetts taxes could increase. More detailed information about the economy of Massachusetts may be found in the SAI.

Legg Mason Western Asset Massachusetts Municipals Fund	13

More on the fund’s investment strategies, investments and risks cont’d

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology. The value of certain fixed income securities may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund would not earn income on the cash and the fund’s yield would go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers' judgment about the quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

For more information about the fund’s portfolio holdings, please visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

14	Legg Mason Western Asset Massachusetts Municipals Fund

More on fund management

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2009, LMPFA’s total assets under management were approximately $188.5 billion.

LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2009, Legg Mason’s asset management operations, including Western Asset Management Company and its supervised affiliates, had aggregate assets under management of approximately $681.6 billion.

Subadviser

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018.

Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $482.2 billion.

The fund pays no advisory or other fees for advisory services to Western Asset.

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The investment professionals involved in developing and implementing investment strategies for the fund depend on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of this fund are S. Kenneth Leech, Stephen A. Walsh, Robert E. Amodeo, Joseph P. Deane and David T. Fare. Messrs. Deane and Fare have been portfolio managers of the fund since January 2006. Messrs. Leech, Walsh and Amodeo have been portfolio managers of the fund since October 2006. Messrs. Leech and Walsh have been employed by Western Asset as portfolio managers for at least the past five years. Mr. Amodeo has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Amodeo was Managing Director and portfolio manager with Salomon Brothers Asset Management Inc. from 1992 to 2005. Mr. Deane has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Deane was Managing Director and portfolio manager with Citigroup Asset Management (“CAM”) or one of its affiliates since 1972. Mr. Fare has been a portfolio manager with Western Asset since 2005. Prior to that time, Mr. Fare was Managing Director and portfolio manager with CAM or one of its affiliates since 1989.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase as follows: 0.50% on assets up to and including $500 million; and 0.48% on assets over $500 million.

For the fiscal year ended November 30, 2009, the fund paid a management fee of 0.46% of the fund’s average daily net assets for management services, after waivers and reimbursements.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended November 30, 2009.

Legg Mason Western Asset Massachusetts Municipals Fund	15

More on fund management cont’d

Expense limitation

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses are not expected to exceed 0.75% for Class A shares, 1.25% for Class B shares, 1.30% for Class C shares, 0.85% for Class FI shares and 0.60% for Class I shares of the fund. The arrangement is expected to continue until December 31, 2011, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. The arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding these limits.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.65% for Class B shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

16	Legg Mason Western Asset Massachusetts Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A, Class B and Class C shares. Individual investors who held Class I shares prior to November 20, 2006 may continue to invest in Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C shares more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)

Legg Mason Western Asset Massachusetts Municipals Fund	17

Choosing a class of shares to buy cont’d

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

18	Legg Mason Western Asset Massachusetts Municipals Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class B	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A	None	Up to 4.50% if you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.65% of average daily net assets	Class B shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

• No initial or contingent deferred sales charge

• Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

• Generally lower annual expenses than the other classes

		None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

Legg Mason Western Asset Massachusetts Municipals Fund	19

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent, Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

20	Legg Mason Western Asset Massachusetts Municipals Fund

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	4.50%	4%	3%	2%	1%	0%

LMIS generally will pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the contingent deferred sales charges. The fund pays annual distribution and/or service fees of up to 0.65% of the average daily net assets of Class B shares. Service Agents receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Legg Mason Western Asset Massachusetts Municipals Fund	21

Sales charges cont’d

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: at initial purchase	Shares issued: on reinvestment of dividends and distributions	Shares issued: upon exchange from another fund sold by LMIS
Approximately 8 years after the date of purchase	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value with no initial sales charge However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

22	Legg Mason Western Asset Massachusetts Municipals Fund

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

Legg Mason Western Asset Massachusetts Municipals Fund	23

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI or Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, Class B and Class C shares, which have different investment minimums, fees and expenses. “Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Class FI shares

Class FI shares are offered to investors who invest in the fund through certain financial intermediaries.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

24	Legg Mason Western Asset Massachusetts Municipals Fund

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

• Name of fund being bought

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call Funds Investor Services or Institutional Shareholder Services between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

• If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Western Asset Massachusetts Municipals Fund	25

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges

•Not all funds offer all classes

•Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

•Generally, an exchange between funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. You should talk to your tax adviser before making an exchange.

•Always be sure to read the prospectus of the fund into which you are exchanging shares

Investment minimums, sales charges and other requirements

•In most instances your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

•Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

•The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

26	Legg Mason Western Asset Massachusetts Municipals Fund

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually

• or annually Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Western Asset Massachusetts Municipals Fund	27

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214 Boston,

Massachusetts 02205-8504

Your written request must provide the following:

• The fund name, the class of shares being redeemed and your account number

• The dollar amount or number of shares being redeemed

• Signature of each owner exactly as the account is registered

• Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

• Name of fund being redeemed

• Class of shares being redeemed

• Account number

28	Legg Mason Western Asset Massachusetts Municipals Fund

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

• Your shares must not be represented by certificates

• Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

• If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

• You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Western Asset Massachusetts Municipals Fund	29

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

30	Legg Mason Western Asset Massachusetts Municipals Fund

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or

Legg Mason Western Asset Massachusetts Municipals Fund	31

Other things to know about transactions cont’d

harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur in respect of shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

32	Legg Mason Western Asset Massachusetts Municipals Fund

Dividends, distributions and taxes

Dividends and distributions

The fund’s policy is to declare daily dividends from net investment income. Dividends from net income are paid monthly. The fund generally makes distributions of capital gain, if any, once or twice a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Unless otherwise directed, distributions and dividends are reinvested in additional fund shares of the same class you hold without a sales charge. Alternatively, you can instruct your Service Agent or Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

If you own Class A or Class C shares and hold your shares directly with the fund, you may instruct Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends invested in Class A or Class C shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify Funds Investor Services or Institutional Shareholder Services at least three days before the next distribution is to be paid.

Please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services to discuss what options are available to you for receiving your dividends and distributions.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, unless your shares are held in a qualified retirement plan, IRA or other tax deferred arrangement, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from Massachusetts municipal securities will also be exempt from Massachusetts state personal income tax. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income taxes, as well as any other state and local taxes. The following table summarizes the tax status to you of certain transactions related to the fund:

Transaction	Federal tax status	Massachusetts personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss; long-term only if shares owned more than one year.
Exempt-interest dividends	Exempt from regular federal income tax	Excluded from gross income if from interest on Massachusetts municipal securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund may realize capital gains on the sale of its securities or on transactions in

Legg Mason Western Asset Massachusetts Municipals Fund	33

Dividends, distributions and taxes cont’d

futures contracts or other derivative instruments. The fund anticipates that it will normally not earn or distribute any long-term capital gains. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Distributions that are designated by the fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010. The fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.”

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends (including exempt-interest dividends), and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

34	Legg Mason Western Asset Massachusetts Municipals Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund’s last valuation, and such differences could

Legg Mason Western Asset Massachusetts Municipals Fund	35

Share price cont’d

be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

36	Legg Mason Western Asset Massachusetts Municipals Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2009	2008	2007	2006	2005
Net asset value, beginning of year	$11.36	$12.76	$12.88	$12.69	$12.93
Income (loss) from operations:
Net investment income	0.54	0.53	0.53	0.56	0.58
Net realized and unrealized gain (loss)	1.25	(1.40)	(0.12)	0.20	(0.25)
Total income (loss) from operations	1.79	(0.87)	0.41	0.76	0.33
Less distributions from:
Net investment income	(0.54)	(0.53)	(0.53)	(0.57)	(0.57)
Total distributions	(0.54)	(0.53)	(0.53)	(0.57)	(0.57)
Net asset value, end of year	$12.61	$11.36	$12.76	$12.88	$12.69
Total return[2]	16.04%	(7.08)%	3.25%	6.09%	2.58%
Net assets, end of year (000s)	$97,898	$91,603	$86,459	$69,155	$46,714
Ratios to average net assets:
Gross expenses	0.79%	0.77%	0.93%[3]	0.88%	0.91%
Net expenses[4,5]	0.75 [6]	0.75	0.75 [3,7]	0.75	0.85
Net investment income	4.47	4.25	4.13	4.43	4.49
Portfolio turnover rate	14%	13%	21%	2%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.93% and 0.75%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Prior to September 18, 2009, the manager voluntarily agreed to waive management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager had also voluntarily agreed to waive management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived fees and/or reimbursed expenses for Class A.

[6]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.75%.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

Legg Mason Western Asset Massachusetts Municipals Fund	37

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class B Shares[1]	2009	2008	2007	2006	2005
Net asset value, beginning of year	$11.35	$12.75	$12.87	$12.68	$12.92
Income (loss) from operations:
Net investment income	0.45	0.45	0.43	0.50	0.50
Net realized and unrealized gain (loss)	1.25	(1.40)	(0.12)	0.18	(0.25)
Total income (loss) from operations	1.70	(0.95)	0.31	0.68	0.25
Less distribution from:
Net investment income	(0.45)	(0.45)	(0.43)	(0.49)	(0.49)
Total distributions	(0.45)	(0.45)	(0.43)	(0.49)	(0.49)
Net asset value, end of year	$12.60	$11.35	$12.75	$12.87	$12.68
Total return[2]	15.20%	(7.66)%	2.46%	5.47%	2.00%
Net assets, end of year (000s)	$3,733	$4,333	$6,691	$10,979	$13,873
Ratios to average net assets:
Gross expenses	1.53%	1.40%	1.68%[3]	1.47%	1.49%
Net expenses[4,5]	1.49 [6]	1.37	1.50 [3,7]	1.34	1.44
Net investment income	3.75	3.61	3.39	3.88	3.90
Portfolio turnover rate	14%	13%	21%	2%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.68% and 1.50% respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Prior to September 18, 2009, the manager voluntarily agreed to waive management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager had also voluntarily agreed to waive management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived fees and/or reimbursed expenses for Class A.

[6]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.25%.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

38	Legg Mason Western Asset Massachusetts Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2009	2008	2007	2006	2005
Net asset value, beginning of year	$11.34	$12.74	$12.86	$12.67	$12.91
Income (loss) from operations:
Net investment income	0.47	0.45	0.44	0.48	0.50
Net realized and unrealized gain (loss)	1.25	(1.40)	(0.11)	0.19	(0.25)
Total income (loss) from operations	1.72	(0.95)	0.33	0.67	0.25
Less distribution from:
Net investment income	(0.47)	(0.45)	(0.45)	(0.48)	(0.49)
Total distributions	(0.47)	(0.45)	(0.45)	(0.48)	(0.49)
Net asset value, end of year	$12.59	$11.34	$12.74	$12.86	$12.67
Total return[2]	15.40%	(7.65)%	2.62%	5.43%	1.97%
Net assets, end of year (000s)	$20,386	$16,116	$9,619	$5,970	$4,323
Ratios to average net assets:
Gross expenses	1.37%	1.36%	1.54%[3]	1.52%	1.52%
Net expenses[4,5]	1.32 [6]	1.34	1.36 [3,7]	1.39	1.47
Net investment income	3.88	3.67	3.52	3.80	3.88
Portfolio turnover rate	14%	13%	21%	2%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.54% and 1.36%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Prior to September 18, 2009, the manager voluntarily agreed to waive management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager had also voluntarily agreed to waive management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived fees and/or reimbursed expenses for Class A.

[6]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.30%.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

Legg Mason Western Asset Massachusetts Municipals Fund	39

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2009	2008[2]
Net asset value, beginning of year	$11.36	$12.78
Income (loss) from operations:
Net investment income	0.54	0.26
Net realized and unrealized gain (loss)	1.26	(1.41)
Total income (loss) from operations	1.80	(1.15)
Less distribution from:
Net investment income	(0.55)	(0.27)
Total distributions	(0.55)	(0.27)
Net asset value, end of year	$12.61	$11.36
Total return[3]	16.11%	(9.11)%
Net assets, end of year (000s)	$421	$352
Ratios to average net assets:
Gross expenses	0.72%	0.55%[4]
Net expenses[5],[6]	0.68 [7]	0.52 [4]
Net investment income	4.47	4.36 [4]
Portfolio turnover rate	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 3, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Prior to September 18, 2009, the manager voluntarily agreed to waive management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for class A shares to 0.75% of average net assets. The manager had also voluntarily agreed to waive management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived fees and/or reimbursed expenses for Class A.

[7]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.60%.

40	Legg Mason Western Asset Massachusetts Municipals Fund

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason

Western Asset

Massachusetts

Municipals

Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-4254)

FD0226ST 03/10

March 30, 2010

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND

Class A (SLMMX), Class B (SMABX), Class C (SMALX), Class FI and Class I (LHMIX)

55 Water Street

New York, New York 10041

Funds Investor Services: 1-800-822-5544

Institutional Shareholder Services: 1-888-425-6432

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of Legg Mason Western Asset Massachusetts Municipals Fund (the “fund”), dated March 30, 2010, as amended and supplemented from time to time, and is incorporated by reference in its entirety into the fund’s Prospectus.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland business trust. Certain historical information contained in this SAI for periods prior to April 16, 2007 is that of the fund’s predecessor. Prior to October 5, 2009, the fund was known as “Legg Mason Partners Massachusetts Municipals Fund.”

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. The fund’s Prospectus and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone numbers set forth above, by sending an e-mail request to prospectus@leggmason.com, or by visiting the fund’s website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

1

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

2

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

The fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of the fund’s investment strategies in its Prospectus.

Investment Objective

The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income taxes and Massachusetts state personal income taxes as is consistent with the preservation of principal.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of the fund.

Under normal circumstances, the fund invests at least 80% of its assets in investment grade “Massachusetts municipal securities” or other investments with similar economic characteristics. Massachusetts municipal securities are securities the interest on which is excluded from regular federal income tax and Massachusetts personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on Massachusetts municipal securities may be subject to the alternative minimum tax.

Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including futures contracts and synthetic instruments, that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified” which means that it may invest more of its assets in a small number of issuers.

3

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

The fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the fund. To the extent permitted by law and the fund’s investment policies, the fund may engage in the practices described below.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “Municipal Bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax (“AMT”). Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated

4

investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”), though for regular federal income tax purposes such interest will remain fully tax-exempt. Interest on all tax-exempt obligations (including private activity bonds) will be included in “adjusted current earnings” of corporations for AMT purposes.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

Tender Option Bonds

A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Instruments, below.)

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the fund’s exposure.

Participation Interests

Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives the fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The fund has the right to sell the participation interest back to the institution or draw

5

on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although the fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes

There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

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Custodial Receipts

The fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Stand-By Commitments

The fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

The fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if

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any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of the fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the fund’s portfolio may be less liquid than that for taxable fixed income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

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Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It may also be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors.

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Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds is not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the

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agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

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Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

Massachusetts and Other U.S. Territories

The following is a brief summary of certain factors affecting the economies of the state and territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

Massachusetts. The fund intends to invest a high proportion of its assets in Massachusetts municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Massachusetts issuers and/or obligors of Commonwealth, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Massachusetts and the resulting impact on the Commonwealth will not adversely affect the market value of Massachusetts municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of Massachusetts may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Massachusetts municipal obligations. There is no obligation on the part of the Commonwealth of Massachusetts to make payments on those securities in the event of default.

For further information concerning the economy of Massachusetts, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the Commonwealth of Massachusetts’ credit and financial conditions, is based on information from statements of issuers of Massachusetts municipal obligations, and does not purport to be complete. The fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories. The fund may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high

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technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications, public utilities and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to reduced government revenues.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning obligations of the government of Puerto Rico, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of Puerto Rico’s credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations (and, in the case of the above summary, other information issued by the commonwealth) and does not purport to be complete. The fund is not responsible for the accuracy, completeness or timeliness of this information.

Guam. Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Tokyo, Japan. In 2009, the population of Guam was estimated to be 178,430.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, where approximately 74% of visitors to Guam originated in 2008, represents the primary source of income for Guam’s economy. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes. The U.S. military presence also affects economic activity on Guam in various ways. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. In 2009, the population of the U.S. Virgin Islands was estimated at 109,825.

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With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (GDP). A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the Territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and trade, manufacturing (petroleum refining, textiles, electronics, pharmaceuticals and watch assembly) and construction and mining. HOVENSA, one of the world’s largest petroleum refineries is located on the island of St. Croix and is the Territory’s largest private sector employer. The agricultural sector is small, with most of the islands’ food being imported. International business and financial services are small but growing components of the economy.

Other Debt and Fixed Income Securities

The fund may invest in other debt and fixed income securities. These securities share three principal risks. First, the level of interest income generated by the fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Bank Obligations

The fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a

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foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

The fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of the fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the fund’s Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first

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interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the fund to purchase and may also have the effect of limiting the ability of the fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the fund may decline more than a portfolio consisting of higher rated securities. If the fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the subadviser will consider the event in determining whether the fund should continue to hold the security.

Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded

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index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association (“Fannie Mae”)); or (d) only the credit of the instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, the fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide the fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

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A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since the fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that the fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

General. The fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). The fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in its Prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument. The fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that the fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities and techniques to the extent that they are consistent with the fund’s

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investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that the fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to the fund. In general, the use of Financial Instruments may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if the subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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The fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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The fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on the fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to the fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or OTC) options and swaps, may be considered illiquid and therefore subject to the fund’s limitation on investments in illiquid securities.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the fund incurring substantial losses and/or not achieving anticipated gains.

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Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, the fund might be in a better position had it not attempted to hedge at all.

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Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

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Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be

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received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since the fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in a fund that invests largely in municipal securities.

Hedging. As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. In a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

Options — Generally. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the

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right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the fund may also suffer a loss. For example, if the market price of the security underlying a put option written by the fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and the fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by the fund, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by the fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for the fund to enter into any closing transaction.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index,

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it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when the fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Futures strategies can be used to change the duration of the fund’s portfolio. If the subadviser wishes to shorten the duration of the fund’s portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the duration of the fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. The fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

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Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the subadviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Futures and options on futures are regulated by the CFTC. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, such person is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Non-U.S. Currency Strategies. The fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. The fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

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There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Generally, OTC non-U.S. currency options used by the fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Forward Currency Contracts. The fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.

If the fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.

Swaps, Caps, Floors and Collars. The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield or total return. A swap typically involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

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Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

The fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. The fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Combined Positions. The fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Cover. Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate or set aside on its books cash or liquid assets in the prescribed amount as determined daily. The fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that the fund may be engaged in at any time, the segregation of assets does not reduce the risks to the fund of entering into transactions in Financial Instruments.

Turnover. The fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may

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cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Forward Commitments and When-Issued Securities

The fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, the fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time the fund enters into a “when issued” of “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of the fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Illiquid Assets

The fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities and other assets that are illiquid. Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on the fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. The fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and

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the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and the fund or its custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Borrowings

The fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the fund more volatile and increases the fund’s overall investment exposure. In addition, if the fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may borrow on a secured or on an unsecured basis. If the fund enters into a secured borrowing arrangement, a portion of the fund's assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

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The 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Reverse Repurchase Agreements

The fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the fund and creates leverage in the fund’s portfolio. In a reverse repurchase transaction, the fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, the fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this SAI, the fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, the fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered in to the transaction. When the fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the fund more volatile and increases the fund’s overall investment exposure. In addition, if the fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When the fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. At the time the fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Subordinated Securities

The fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include

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so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are deemed by the subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish the fund’s investment objective in relation to anticipated movements in the general level of interest rates, but the fund may also engage in short-term trading consistent with its investment objective.

New Investment Products

New types of mortgage-backed and asset-backed securities derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, the fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of the fund may diverge from the duration range for the fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, the fund will use these alternative strategies. As a result of using these alternative strategies, the fund may not achieve its investment objective.

Non-Diversified Classification

A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund is not subject to these limitations. Therefore, a non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the fund is subject to greater risk than a diversified fund. Under the 1940 Act, the fund may change its classification from non-diversified to diversified without shareholder approval.

The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, which will relieve the fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the fund will limit its investments so that, at the close of each quarter of its taxable year, (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of a single issuer, and (b) with respect to 50% of the market value of its

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total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

Ratings as Investment Criteria

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the highest rating category received from an agency.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets. In that case, the fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by the fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides the fund with collateral other than cash, the borrower is also obligated to pay the fund or portfolio a fee for use of the borrowed securities. The fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, the fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

Commodity Exchange Act Registration

The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to the fund under the Commodity Exchange Act.

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INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a fund meeting, if the holders of more than 50% of the voting securities of the fund are present or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

The fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

(8) Under normal circumstances, the fund invests at least 80% of its assets in investment grade Massachusetts municipal securities or other investments with similar economic characteristics.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset

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coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. Currently the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates.) The SEC frequently treats repurchase agreements as loans. While lending securities may be a source of income to the fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or the subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities

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except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the fund from owning real estate; however, the fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to investments in Massachusetts municipal securities set forth in (8) above, the fund considers any investments in Massachusetts municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s assets that must be invested in Massachusetts municipal securities.

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The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Under a non-fundamental investment policy adopted by the Trust, the fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

PORTFOLIO TURNOVER

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by the fund. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended November 30, 2008 and 2009, the portfolio turnover rates were 13% and 14%, respectively.

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MANAGEMENT

The business and affairs of the fund are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The Trustees, including the Trustees of the fund who are not “interested persons” of the fund (the “Independent Trustees”) as defined in the 1940 Act, and executive officers of the fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships the Trustees hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Name and Year of Birth	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	59	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Retired; Dean Emeritus and Professor Emeritus, Texas A & M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A & M University (2009 to 2010); A.P. Wiley Professor, Texas A & M University (2001 to 2008); Interim Chancellor, Texas A & M University System (2003 to 2004), Dean of the Mays Business School, Texas A & M University (1987 to 2001)	59	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)	59	None

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Name and Year of Birth	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	59	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	59	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	59	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	59	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	59	None

Susan M. Heilbron Born 1945	Trustee	Since 1991	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)	59

Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s, Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	59	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (85 funds)

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Name and Year of Birth	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	59	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	59	None
Interested Trustee and Officer:

R. Jay Gerken, CFA(3) Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)	134	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

(1)	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
(2)	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
(3)	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years
Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) or its predecessor (2002 to 2005)

David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); formerly, Supervisor at UBS Global Asset Management (2003 to 2004); formerly, Accounting Manager at CAM (prior to 2003)

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer and	Since 2006	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason & Co. (since 2008); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (2004 to 2005); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)
	Identity Theft Prevention Officer	Since 2008

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); formerly, Managing Director and General Counsel of Global Mutual Funds for CAM (2000 to 2005); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); formerly, Secretary of CFM (2001 to 2004)

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years
Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); formerly, Director at CAM (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); formerly, Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007	Managing Director, Legg Mason & Co. (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director—Global Fund Administration, CAM (1996 to 2005)

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Vice President of Legg Mason or its predecessor (1999 to 2008); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2002 to 2007)

(1)	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
(2)	Indicates the earliest year in which the officer took office for any funds in the Legg Mason fund complex.

Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee) and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance, and Performance Committees is composed of all of the Independent Trustees. The chair of the Governance Committee serves as the lead Independent Trustee (the “Lead Trustee”).

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s

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independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Governance Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Trust’s Board oversees all of the fixed income-type funds in the fund complex. The Board met 13 times during the fund’s last fiscal year ended November 30, 2009. The Audit, Governance and Performance Committees each met 4 times, respectively, during the fund’s last fiscal year.

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The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2009.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee
Independent Trustees:
Elliott J. Berv	None	None
A. Benton Cocanougher	None	Over $100,000
Jane F. Dasher	None	Over $100,000
Mark T. Finn	None	Over $100,000
Rainer Greeven	None	None
Stephen Randolph Gross	None	Over $100,000
Richard E. Hanson, Jr.	None	$50,001—$100,000
Diana R. Harrington	None	$10,001—$50,000
Susan M. Heilbron	None	$50,001—$100,000
Susan B. Kerley	None	Over $100,000
Alan G. Merten	None	Over $100,000
R. Richardson Pettit	None	Over $100,000

Interested Trustee:
R. Jay Gerken	None	Over $100,000

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the fund’s manager, subadviser or distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the fund.

Information regarding compensation paid by the fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The Lead Trustee receives an additional $30,000 per year and the Chairs of the Audit Committee and Performance Committee each receives an additional $15,000 per year. Each of the other members of the Performance Committee receives an additional $10,000 per year in connection with the annual consideration of the fund’s advisory, subadvisory and distribution arrangements.

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Name	Aggregate Compensation from the Fund for Fiscal Year Ended November 30, 2009	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended November 30, 2009(1)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended December 31, 2009	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended November 30, 2009
Independent Trustees:
Elliott J. Berv	$142	$0	$242,500	59
A. Benton Cocanougher	$156	$0	$267,500	59
Jane F. Dasher	$144	$0	$244,500	59
Mark T. Finn	$142	$0	$242,500	59
Rainer Greeven	$142	$0	$242,500	59
Stephen Randolph Gross	$151	$0	$257,500	59
Richard E. Hanson, Jr.	$142	$0	$242,500	59
Diana R. Harrington	$149	$0	$257,500	59
Susan M. Heilbron	$142	$0	$242,500	59
Susan B. Kerley	$142	$0	$242,500	59
Alan G. Merten	$142	$0	$242,500	59
R. Richardson Pettit	$142	$0	$242,500	59

Interested Trustee:
R. Jay Gerken(2)				135

(1)	Pursuant to prior retirement plans, the fund made payments to former trustees for the fiscal year ended November 30, 2009 of $1,503.
(2)	Mr. Gerken was not compensated for his service as a Trustee because of his affiliation with the manager.

As of March 3, 2010, the Trustees and officers of the fund, as a group, owned less than 1% of each class of the fund.

To the knowledge of the fund, as of March 3, 2010, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding voting securities of the applicable class of the fund:

Class	Name and Address	Percentage of Class
Class A	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	40.27%

Class A	MLPF&S FOR THE SOLE BENEFIT OF ITS STOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	8.23%

Class A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7.41%

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Class	Name and Address	Percentage of Class
Class A	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.42%

Class A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.26%

Class B	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	41.24%

Class B	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	12.66%

Class B	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	9.11%

Class B	PFPC BROKERAGE SERVICES MAIN OFFICE FBO PRIMERICA FINANCIAL SERVICES 760 MOORE ROAD KING OF PRUSSIA PA 19406-1212	6.39%

Class C	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	27.58%

Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	26.21%

Class C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6.59%

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Class	Name and Address	Percentage of Class
Class I	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	19.62%

Class I	NFS LLC FEBO ERIC P HANSON JENNIFER M HANSON 24 HARLAND AVE LOWELL MA 01852-2010	10.50%

Class I	NFS LLC FEBO JEAN E SCHMIDT CUST KATELYN SUGALSKI UTMA MA COW POND BROOK ROAD GROTON MA 01450-1577	10.02%

Class I	NFS LLC FEBO JANET L BURBA REVOCABLE TRUST JANET L BURBA U/A 10/30/1998 9 SALTWALL LANE SALEM MA 01970-2638	6.22%

Class I	NFS LLC FEBO JOHN S GILLIS TTEE JOHN S GILLIS REVOCABLE TRUST U/A 11/7/02 25 COOLIDGE CIRCLE NORTHBORO MA 01532-1138	5.99%

Class I	NFS LLC FEBO THOMAS M BENFEY JANE S BENFEY 11 EMILY ROAD TEWKSBURY MA 01876-2202	5.22%

Class I	NFS LLC FEBO CECILE E DEMERS TOD BENES ON FILE 2 WOODRIDGE LANE WESTFORD MA 01886-2522	5.09%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as investment manager to the fund and provides certain oversight services to the fund, in each case pursuant to an investment management agreement (the “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s

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investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into a subadvisory agreement, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, the fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by the fund necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of a fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. The Management Agreement is not assignable by the Trust except with the consent of the manager.

The Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the Management Agreement, LMPFA receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate
First $500 million	0.50%
In excess of $500 million	0.48%

For the fiscal years ended November 30, 2007, 2008 and 2009, the fund paid investment management fees of $468,215, $567,949 and $596,377, respectively. For the fiscal years ended November 30, 2007, 2008 and 2009, the manager waived advisory fees owed by the fund and/or reimbursed fund expenses in the amounts of $170,724, $27,590 and $48,004, respectively.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser pursuant to a subadvisory agreement (“Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

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Under the Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s assets allocated to it by the manager investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under the Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually with respect to the fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and, (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate the Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

The Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by the fund, net of any waivers and expense reimbursements. For the fiscal year ended November 30, 2009, the manager paid fees to the subadviser equal to $383,861 for its services relating to the fund.

Portfolio Managers

The following table sets forth certain additional information with respect to the portfolio managers of the fund. Unless noted otherwise, all information is provided as of November 30, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for registered investment companies is shown based on the specific portfolio managers that are named in the applicable disclosure documents. Data for other pooled investment vehicles and other accounts is reported based on Western Asset’s practice of naming a particular individual to maintain oversight responsibility for each vehicle/account. Where the named individual has been assigned primary responsibility for oversight of a an other pooled investment vehicle or other account, that vehicle/account has been allocated to that individual for disclosure purposes, but not other portfolio managers that may be involved in managing that vehicle/account.

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Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech	110 registered investment companies with $185.1 billion in total assets under management (none of which charge a performance fee)	232 other pooled investment vehicles with $112.1 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	841 other accounts with $201.4 billion in total assets under management (of which 95 other pooled investment vehicles with $25.3 billion in total assets under management pay a performance fee)

Stephen A. Walsh	110 registered investment companies with $185.1 billion in total assets under management (none of which charge a performance fee)	232 other pooled investment vehicles with $112.1 billion in assets under management (of which 7 other pooled investment vehicles with $1.1 billion in total assets under management pay a performance fee)	841 other accounts with $201.4 billion in total assets under management (of which 95 other pooled investment vehicles with $25.3 billion in total assets under management pay a performance fee)

Robert E. Amodeo	25 registered investment companies with $27.4 billion in total assets under management (none of which charge a performance fee)	None	13 other accounts with $1.4 billion in total assets under management (none of which charge a performance fee)

Joseph P. Deane	25 registered investment companies with $27.4 billion in total assets under management (none of which charge a performance fee)	None	13 other accounts with $1.4 billion in total assets under management (none of which charge a performance fee)

David T. Fare	25 registered investment companies with $27.4 billion in total assets under management (none of which charge a performance fee)	None	13 other accounts with $1.4 billion in total assets under management (none of which charge a performance fee)

Portfolio Manager Compensation

With respect to the compensation of portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the fund, the benchmark set forth in the fund’s

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Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Conflicts of Interest

The manager, subadviser and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for the fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

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Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services. These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the fund) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or the subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of portfolio securities by each portfolio manager as of November 30, 2009.

Portfolio Manager	Dollar Range of Ownership of Securities
S. Kenneth Leech	None
Stephen A. Walsh	$1-$10,000
Robert E. Amodeo	None
Joseph P. Deane	None
David T. Fare	None

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Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; and litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in the fund’s Prospectus. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

In order to implement an expense limitation, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts forgone or reimbursed during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the expense limitation. The manager is also permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the class’ expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding such expense limitation.

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Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of the fund pursuant to a written agreement dated December 1, 2005 (as amended, the “Distribution Agreement”).

Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGMI”) served as a co-distributor of the fund along with LMIS.

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the fund. The distributor offers the shares on an agency or “best efforts” basis under which the fund issues only the number of shares actually sold. Shares of the fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to the fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in the fund’s Prospectus.

Services and Distribution Plan

The Trust, on behalf of the fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the fund may pay monthly fees to LMIS at an annual rate not to exceed 0.15% of the average daily net assets of the fund attributable to Class A shares, not to exceed 0.65% of the average daily net assets of the fund attributable to Class B shares, not to exceed 0.70% of the average daily net assets of the fund attributable to Class C shares and not to exceed 0.25% of the average daily net assets of the fund attributable to Class FI shares. The Fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the fund, for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. The fund may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of the fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. This

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type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

For the fiscal year ended November 30, 2009, the service and distribution fees incurred by the fund with respect to Class A, Class B and Class C shares were $145,104, $26,134 and $126,831, respectively.

No information is given for Class FI shares because no Class FI shares were outstanding during the fiscal year ended November 30, 2009.

For the fiscal year ended November 30, 2009, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

	Third Party Fees	Amortization	Marketing	Printing	Total Current Expenses
Class A	$145,560	$0	N/A	N/A	$145,560
Class B	$6,613	$5,463	N/A	$921	$12,997
Class C	$55,593	$35,287	$23,808	$2,988	$117,676

Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charges

The aggregate dollar amounts of commissions on Class A Shares received by the distributors were as follows:

For the Fiscal Year Ended November 30	CGMI	LMIS
2009	$0	$18,019
2008	$34,068	$24,954
2007	$48,207	$10,060

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Contingent Deferred Sales Charges

Class A Shares

For the Fiscal Year Ended November 30	CGMI	LMIS
2009	$0	$6,406
2008	$0	$24,934
2007	$0	$10,927

Class B Shares

For the Fiscal Year Ended November 30	CGMI	LMIS
2009	$0	$2,753
2008	$0	$6,473
2007	$0	$7,924

Class C Shares

For the Fiscal Year Ended November 30	CGMI	LMIS
2009	$0	$3,643
2008	$0	$8,647
2007	$0	$2,233

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund, and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also may act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS” or “transfer agent”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

PNC Global Investment Servicing (U.S.) Inc. (“PNC” or “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with PNC, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

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Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the fund.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report on the fund’s financial statements and financial highlights for the fiscal year ending November 30, 2010.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each of the fund, the manager, the subadviser and the distributor has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the fund, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or the subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of directors of LMPFA will consider how to address the conflict and/or how to vote the proxies. LMPFA will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix D to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-800-822-5544, (2) on the fund’s website at http://www.leggmason.com/individualinvestors, and (3) on the SEC’s website at http://www.sec.gov.

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PURCHASE OF SHARES

General

See the fund’s Prospectus for a discussion of which classes of shares of the fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in the fund’s Prospectus.

The distributor and Service Agents may receive a portion of the sales charge as described in the fund’s Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Class B and Class C Shares. Class B and Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class FI and Class I Shares. Class FI and Class I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

The following persons are eligible to purchase Class I shares of the fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

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For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see the fund’s Prospectus.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Systematic Investment Plan. Shareholders may purchase additional Class A, Class B and Class C shares of the fund through a service known as the Systematic Investment Plan. For information about the Systematic Investment Plan, please see the fund’s Prospectus. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a Service Agent or the transfer agent. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances:

(a)	sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons, and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)	sales to any employees of Service Agents having dealer, service or other selling agreements or other arrangements with the distributor, and to the immediate families of such persons or a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d)	purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)	purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(f)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Accumulation Privilege—Please see the fund’s Prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

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Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a 13-month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent; and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

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Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement, and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its thirteen month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the Prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased, and thereafter, will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

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Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (f) tax-free returns of an excess contribution to any retirement plan; and (g) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund, based on the net asset value of a share as of November 30, 2009.

Class A (based on a net asset value of $12.61 and a maximum initial sales charge of 4.25%)	$13.17

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of the fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

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Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders, as described in the fund’s Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the fund’s Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of fund shares” in the fund’s Prospectus.

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During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see the fund’s Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions, with respect to assets allocated to the subadviser.

Pursuant to its Subadvisory Agreement, the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with, the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) to the fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of

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higher commissions increases the fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduced its expenses as the fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for the fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing the fund. Not all of these research services are used by the subadviser in managing any particular account, including the fund.

Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. The fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the subadviser’s other clients. Investment decisions for the fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by the fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, the fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended November 30, 2009, the fund did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

As of December 1, 2007, CGMI no longer serves as a distributor of the fund.

Aggregate Brokerage Commissions Paid

For the fiscal years ended November 30, 2007, 2008 and 2009, the fund did not pay any brokerage commissions for portfolio transactions.

During the fiscal year ended November 30, 2009, the fund did not hold any securities issued by the fund’s regular broker/dealers.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ board has adopted policies and procedures developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders. As a consequence, any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the distributor or their affiliates in connection with the disclosure of portfolio holdings information would be addressed in a manner that places the interests of fund shareholders first.

The policy provides that information regarding a fund’s portfolio holdings may be shared with the manager, a fund’s subadvisers and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel).

Under the policy, for funds other than money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel: (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor. Money market funds may disclose their complete portfolio holdings at any time on the funds’ website.

The policy also permits the release of limited portfolio holdings information to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

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Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information for a legitimate business purpose with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy. Any exceptions from the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Generally, the funds (other than money market funds) disclose their complete portfolio holdings approximately 15 days after month end on Legg Mason’s website: http://www.leggmason.com/individualinvestors. Money market funds may disclose their complete portfolio holdings at any time on the website.

Set forth below is a list, as of December 31, 2009, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
RiskMetrics Group (formerly Institutional Shareholder Services) (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Thomson/Vestek	Daily	None
Factset	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protogent (formerly Dataware)	Daily	None
ITG	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End

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Recipient	Frequency	Delay Before Dissemination
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
RogersCasey (equest)	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly(Calendar)	Sent 1-3 Business Days after Quarter End
Elkins/McSherry	Quarterly(Calendar)	Sent 1-3 Business Days after Quarter End
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	25 Days after Quarter End
Broadridge	Daily	None
DST Global Solutions	As necessary	Varies
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None
Glass Lewis & Co.	Daily	None
Fidelity	Quarterly	5 Business Days

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

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DIVIDENDS AND DISTRIBUTIONS

The fund’s policy is to declare and pay exempt-interest dividends, if any, monthly. Dividends from net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends before December 31 each year from certain amounts of undistributed ordinary income and capital gains, in order to avoid federal income and excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at net asset value, with no additional sales charge or contingent deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent.

The per share amounts of the exempt-interest dividends on Class B and Class C shares will be lower than on Class A, Class FI and Class I shares, mainly as a result of the distribution fees applicable to Class B and Class C shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares will be lower than on Class I shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all classes of fund shares (A, B, C, FI and I).

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state) income tax considerations affecting the fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special tax rules, such as investors who hold shares in the fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The fund and its investments. The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

The fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the

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taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, in any taxable year, the fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

On November 30, 2009, the unused capital loss carryovers by the fund were approximately $(4,817,025). For federal income tax purposes, this amount is available to be applied against future capital gains of the fund, if any, that are realized prior to the expiration of the applicable carryover. The amount and year of expiration for each carryover loss is indicated below. Expiration occurs on November 30 of the years indicated below.

2010	2011	2012	2013	2016	2017
$(114,960)	$(554,670)	$(1,206,214)	$(644,828)	$(269,236)	$(2,027,117)

The fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

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The fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules, or rules applicable to partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses

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(including any capital loss carryovers). If, however, the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”).

Exempt-interest dividends paid by the fund are exempt from regular federal income taxes. Distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gain, if any, that the fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. The fund does not expect to realize a significant amount of capital gains.

The fund does not anticipate that any of its dividends paid will qualify for the dividends-received deduction for corporate shareholders. The fund also does not expect any distributions to be treated as “qualified dividend income,” which for noncorporate shareholders is taxed at reduced rates.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to shares of the fund and if such shares are held by the shareholder for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such shares may, to the extent of the exempt-interest dividends, be disallowed. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the fund that represents income derived from certain revenue or private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors as to whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal “excess net passive income” tax.

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Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or fewer will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. The fund may be required in certain circumstances to apply backup withholding at the rate of 28% on dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax and Massachusetts personal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from federal income taxation and Massachusetts personal income taxation and the dollar amount of dividends subject to federal income taxation and Massachusetts personal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder’s investment in the fund. To the extent the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day’s dividend as its taxable net investment income bears to its total net investment income earned on that day.

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Massachusetts Taxation. Individual shareholders of the fund who are otherwise subject to Massachusetts personal income tax will not be subject to such tax on exempt-interest dividends received from the fund to the extent the dividends are attributable to interest on Massachusetts municipal securities. Also, individual shareholders will not be subject to Massachusetts personal income tax on dividends received from the fund to the extent the dividends are attributable to interest on U.S. government securities.

Other distributions from the fund, including those related to long-term and short-term capital gains, generally will not be exempt from Massachusetts personal income tax; however, distributions of net capital gain may be exempt from Massachusetts personal income tax if the gains from which the distribution is paid are derived from certain Massachusetts municipal securities the gains from which are exempted by statute. Businesses should note that the fund’s distributions derived from Massachusetts municipal securities are not exempt from Massachusetts corporate excise tax.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds.

For fund taxable years beginning before January 1, 2010, the 30% withholding tax also will not apply to dividends that the fund designates as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is the fund’s net income derived from U.S. -source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. The fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.”

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state tax consequences) affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, the fund was redomiciled as a series of the Trust. Immediately prior to such redomiciliation, the fund was reorganized on April 16, 2007 as a series of Legg Mason Partners Income Funds, a Massachusetts business trust.

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The Trust is a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares. The fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that

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may be set by the Trustees from time to time. Alternately, the Declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the fund must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the

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derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The Declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the fund and other affiliated funds (collectively the “Funds”), and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

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On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund and CGMI, a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

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Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, based on the May 31, 2005 settlement order issued against CGMI and SBFM by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

As of the date of this SAI, the fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the ability of the fund’s investment manager and its affiliates to continue to render services to the fund under their respective contracts.

***

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

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In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. Briefing and oral argument are expected to occur during 2010.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of November 30, 2009, Statement of Operations for the year ended November 30, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 2009, Financial Highlights for each of the years or periods in the five-year period ended November 30, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), is incorporated into this SAI (Filed on January 28, 2010; Accession Number 0001193125-10-015120).

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APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Corporate Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal and Tax-Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal Long-Term Debt Ratings:

Municipal Ratings are based upon the analysis of five primary factors relating to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal Short-Term Debt And Demand Obligation Ratings:

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C-Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Standard & Poor’s Ratings Group’s Municipal Ratings Definitions:

Description of Standard & Poor’s Ratings Group’s Short-Term Notes Ratings:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings’ Long-Term Credit Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies are generally assigned Issuer Default Ratings (“IDRs”). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such,

IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings web-site.

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B—Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. Default is a real possibility.

CC—Very high levels of credit risk. Default of some kind appears probable.

C—Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include: (1) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (2) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; and (3) Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD—Restricted Default. “RD” ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include: (1) the selective payment default on a specific class or currency of debt; (2) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (3) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and (4) execution of a coercive debt exchange on one or more material financial obligations.

D—Default. “D” ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC”, or to Long-Term IDR categories below “B”.

Description of Fitch Ratings’ Short-Term Credit Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D—Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Notes to Fitch Ratings’ Long-Term and Short-Term Credit Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlooks: Rating Outlooks indicate the direction a rating is likely to move over a one to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance, to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales, and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the “CCC”, “CC” and “C” categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as "expected", alternatively referred to as "expects to rate" or suffixed as (EXP), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

Interest-Only Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal-Only Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

Rate of Return Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

NR: Fitch Ratings does not publicly rate the issuer or issue in question.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING

MASSACHUSETTS MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “State”). The sources of payment for Massachusetts municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by Massachusetts and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such official statement being dated March 26, 2009, as supplemented as of December 1, 2009. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Massachusetts issuer.

ECONOMIC INFORMATION

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next twenty-five years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher amounts of annual income than the national average. These higher levels of income have been accompanied by a consistently lower poverty rate and, with the exception of the recession of the early 1990s and a seventeen month stretch in 2006 and 2007, considerably lower unemployment rates in Massachusetts than in the United States since 1980. While the State unemployment rate rose to 9.3 percent in September 2009, the State has seen a slower rise in unemployment than the nation as a whole.

Personal Income

Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4 percentage points. From 2001 to 2003, real income in both Massachusetts and the United States declined, with steeper declines in Massachusetts. However, real income levels in Massachusetts remained well above the national average. In 2004 and 2005, income growth was comparable in the State and the nation. In 2006 and 2007, income in the State grew faster than in the nation. In 2008, real income fell in both the State and the nation. Only the District of Columbia, Connecticut and New Jersey have had higher levels of per capita personal income.

Annual pay in nominal dollars has grown steadily in Massachusetts over the past decade. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees. Data are reported by employers covered under the Unemployment Insurance programs. While levels of annual pay were nearly equal in Massachusetts and the United States in 1984, average annual pay levels in Massachusetts have grown more rapidly than the national average since that time. The level of annual pay in Massachusetts in 2008 was 27.5 percent higher than the national average: $51,254 compared to $40,208.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. In 2008, the Consumer Price Index for All Urban Consumers (“CPI-U”) for Boston increased by 3.5 percent over the average for 2007, while the index for the United States as a whole increased by 3.8 percent. The latest available data for September 2009 show that the CPI-U for the Boston metropolitan area declined at a rate of 0.8 percent from September 2008, while the U.S. index declined at a similar rate of 1.3 percent over the same period.

Consumer Confidence

The overall “Consumer Confidence” index is a weighted average of the “Present Situation” index, which measures consumers’ appraisal of business and employment conditions, and the “Future Expectations” index, which focuses on consumers’ expectations for the six months following the time of the survey regarding business and employment conditions, as well as expected family income. Although the U.S. measures are compiled by a different source than the Massachusetts measures, according to the Federal Reserve Bank of Boston the numbers are generally comparable. A score of 100 is considered neutral. According to The Conference Board, Inc., which publishes the U.S. results, consumer confidence nationally reached a six year high point of 111.9 in July 2007, followed by an all time low of 37.4 by January 2009. It recovered partially to 47.4 in July 2009, then stagnated at 47.7 in October 2009. The Mass Insight Corporation, which publishes Massachusetts’ results, reported that as of July 2009 the Massachusetts index had risen to 69.0 – 23 points over its January 2009 low, which was the lowest level since Mass Insight began tracking it in 1991 – before falling back to 61.0 in October 2009. As of December 1, 2009, the Massachusetts index had been significantly higher than the U.S. index since both reached their lowest point in January 2009.

Poverty

Through 2008, the Massachusetts poverty rate remained below the national average. Since 1980, the percentage of the Massachusetts population below the poverty line has varied between 7.7 percent and 12.2 percent. During the same time, the national poverty rate varied between 11.3 percent and 15.1 percent. The estimated poverty rate in Massachusetts increased from 11.2 percent in 2007 to 11.3 percent in 2008, while the poverty rate in the United States increased from 12.5 percent in 2007 to 13.2 percent in 2008. As of October 16, 2009, poverty data for 2009 were not yet available.

Employment

Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System (“NAICS”) service sectors and the Financial Activities sector have grown to take the place of manufacturing in driving the Massachusetts economy and now account for more than half of total payroll employment, while Government, Information, Trade, Transportation and Utilities have remained level or declined in share.

After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts increased by 0.5 percent in 2005 and continued to increase every year through 2008. In 2008, employment grew another 0.1 percent, but the State still had 54,500 (1.6 percent) fewer jobs than in the peak year of 2001. The comparable growth rate for the nation in 2008 was 4.0 percent. As of October 2009, the latest seasonally adjusted estimate (3.2 million for September 2009) was about 208,000 below the peak month in 2001 (3.4 million in February 2001) and about 124,000 below the 2008 peak in March (3.3 million).

After years of moderate but steady declines or near-zero growth in the late nineties and early 2000s, manufacturing employment experienced steep annual declines in 2002 (10.2 percent) and 2003 (7.0 percent) before returning to more moderate declines in 2004 (3.5 percent). The most recent declines for manufacturing employment returned to the steady declines prior to 2002, with a 1.6 percent decline in 2007 and a 3.0 percent decline in 2008. The seasonally adjusted estimates for the first nine months of 2009 average 5 percent below the comparable estimates for 2008.

The unemployment rate in Massachusetts was consistently below the national average from mid-1995 through November 2005, with similar patterns of gradual improvement after the mid-2003 peak. The Massachusetts rate exceeded the U.S. rate for seventeen months starting in December 2005, but only three of those differences exceeded 0.2%. Between April 2007 and October 2009, the unemployment rate in Massachusetts was at or below the comparable U.S. rate, seasonally adjusted. In October 2007, the Massachusetts rate was 4.4 percent, the lowest it had been since October 2001. By September 2009, the Massachusetts rate had increased to 9.3 percent, the highest it had been since September 1976.

Economic Base and Performance

Between 2001 and 2008, gross domestic product in Massachusetts, New England and the sum of all states GDP grew approximately 30.1, 31.5, and 40.8 percent respectively in current dollars. Between 2001 and 2008, gross domestic product in Massachusetts, New England and the sum of all states GDP grew approximately 13.0, 12.3, and 17.2 percent respectively in chained 2000 dollars. U.S. real GDP decreased at an annualized rate of 0.7 percent in the second quarter of 2009 (that is, from the first quarter to the second quarter), according to estimates released by the Bureau of Economic Analysis. In the first quarter, real GDP decreased by 6.4 percent. The Donahue Institute’s MassBenchmarks Current Economic Index estimates that the Massachusetts economy also declined at a 1.6 percent annualized rate in the second quarter of 2009. In the first quarter, it declined by 4.0 percent.

The Massachusetts economy remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, professional and technical services, finance and insurance and manufacturing) contributed 47.3 percent of the Massachusetts Gross Domestic Product (“GDP”) in 2008. When measured in chained 2000 dollars, the cumulative change in Massachusetts total GDP was 10.4 percent between 2001 and 2007.

International Trade. Massachusetts ranked 13th in the United States, and first in New England, with $28.3 billion in international exports in 2008. This represents an 11.6 percent increase from the previous year’s exports from the Commonwealth, while national exports increased by 11.8 percent in the same year. In August 2009, Massachusetts’s 2009 year-to-date exports totaled $15.3 billion, a decrease of 21.3 percent compared with exports for the same period of 2008. National exports were down 24.9 percent and New England exports were down 19.0 percent during the same period.

Transportation and Warehousing. Massachusetts’ major air and seaports are managed by the Massachusetts Port Authority (“Massport”), an independent public authority. According to Massport, as of December 31, 2007, airline service at the airport, both scheduled and non-scheduled, was provided by 91 airlines, including nine U.S. major air carrier airlines, 28 non-major domestic carriers, 34 non-U.S. flag (“foreign flag”) carriers and 20 regional and commuter airlines. Based on total passenger volume in calendar year 2007 data, Logan Airport was the most active airport in New England and remained the 20th most active in the U.S. according to the Federal Aviation Authority (“FAA”) and 41st most active in the world according to Airports Council International. Massport reported that, as of September 2009, 2009 year-to-date total airport flight operations were down 8.8 percent and total airport passengers were down 4.7 percent from the same period in 2008.

Logan was served by 11 all-cargo and small package/express carriers in 2007. According to the FAA, Logan Airport ranked 25th in the nation in total air cargo volume in calendar year 2008. In 2008, the airport handled 984 million pounds of cargo, a 7.1 percent decrease from 2007. Massport reported that as of September 2009, 2009 year-to-date combined cargo volume was down 15.3 percent and total express mail was down 17.1 percent from the same period in 2008.

At Massport’s Port of Boston properties, 2008 total cargo throughput was 15.5 million metric tons, a 1.0 percent increase from 2007. Automobile processing increased by 166 percent to 26,779 units, and cruise passenger trips increased 15 percent to 269,911. Total containerized cargo decreased by 15 percent to 1.5 million metric tons. The Army Corps of Engineers reported Massachusetts total waterborne cargo shipped or received in 2007 increased, for the first time since 2004, by 2.3 percent to 28.0 million short tons from 2006. Waterborne cargo in New England decreased by 0.5 percent and the U.S. decreased by 0.9 percent.

Construction and Housing. In 2008, construction activity contributed 2.5 percent to the total Massachusetts GDP when measured in 2000 chained dollars. The construction sector contributed 4.3 percent to State GDP in 2001. Overall loss between 2001 and 2008 was 1.8 percent in real dollars.

Home Sales. Sales of existing single-family homes for Massachusetts decreased by 4.4 percent in 2007 from 2006 levels and by 15.2 percent in 2008 from 2007 levels. Nationally, sales of existing single-family homes decreased by 12.8 percent in 2007 from 2006 levels and by 13.1 percent in 2008 from 2007 levels. While both the U.S. and Massachusetts experienced a drop in sales of existing single-family homes when comparing the second quarter of 2009 to the second quarter of 2008, Massachusetts experienced growth in sales of existing single-family homes of 4.0 percent from the first quarter to the second quarter of 2009.

Travel and Tourism. In 2007, the arts, entertainment, recreation and accommodations industries contributed 1.5 percent to Massachusetts total GDP in real 2000 dollars, a 0.1 percent difference from 2001. The Massachusetts Office of Travel and Tourism reported an annual increase of 1.7 percent in museum and attraction attendance, for a total of 12.2 million visitors, in 2008. July 2009 year-to-date museum and attraction attendance was up 1.1 percent compared to the same period in 2008.

State Taxes. Per capita state taxes in Massachusetts were significantly higher, 30.1 percent, than the national average. In fiscal year 2008, the total per capita state tax bill in the United States was $2,571. Citizens of the Commonwealth, however, paid $3,360 on average, the ninth highest (tenth in 2007) in the nation and an increase of 4.9 percent from the previous year’s $3,204. In New England, citizens in Connecticut and Vermont paid more per capita, and all New England states except New Hampshire (49th) ranked in the top two-fifths for per capita state tax collections.

In fiscal year 2008, over half (57.2 percent) of the state taxes in Massachusetts came from the state income tax. Per capita individual income taxes in Massachusetts were $1,923, up 8.8 percent from $1,767 in fiscal year 2008. Also increasing in fiscal year 2008 was corporate net income at 2.7 percent. Sales receipts decreased very slightly by 0.1 percent. Other taxes (licenses, death and gift, and documentary and stock transfer) decreased by 3.7 percent in Massachusetts on a per capita basis.

State Government Spending in Massachusetts. Massachusetts ranked 8th in the nation in per capita expenditures ($6,779) in 2007, while it ranked 11th and spent $6,198 in 2006. This represents a 9.4 percent increase in per capita expenditures from 2006 to 2007 with the largest per capita dollar increase in education. Massachusetts spent more state funds per capita on debt service ($518) in 2007, which was 6.4 percent more than the previous year). This spending is greater than that of the other New England states.

Federal Government Spending in Massachusetts. Federal government spending contributes significantly to the Massachusetts economy. In fiscal 2008, Massachusetts received over $72 billion, an 18 percent increase from 2007, and ranked tenth among states in per capita distribution of federal funds, with total spending of $11,098 per person, excluding loans and insurance. Massachusetts ranked twelfth in fiscal 2007. While federal spending in Massachusetts has increased every year since 1990, its share of total U.S. spending has declined steadily since 1990, until 2008. Federal spending includes grants to state and local governments, direct payments to individuals, wage and salary employment, and procurement contracts, and includes only those expenditures that can be associated with individual states and territories.

In fiscal year 2008, 44.5 percent of federal spending in Massachusetts was composed of health care and social programs like Medicare, Medicaid, Social Security, unemployment benefits and Section 8 Housing Vouchers, 3.7 percent less than in 2007. Massachusetts was 68 percent above the national average in per capita federal grants to state and local governments, receiving $3,144 per capita compared to a national average of $1,868. Per capita federal spending on salaries and wages in 2008 was 23 percent lower in Massachusetts than in the rest of the nation at $635 compared to a national average of $823, but Massachusetts was 11 percent above the national average in per capita direct federal payments to individuals at $5,265 compared to a national average of $4,730. Massachusetts ranked 10th in 2008 (and 9th in 2007) among states in per capita procurement contract awards at $2,054 compared to a national average of $1,620 in 2008. The total dollar value of all federal contracts performed in Massachusetts has increased by an average of 11.1 percent a year since 2000, 1.3 percent less than the U.S. average of 12.4 percent.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Operating Fund Structure

The Commonwealth’s operating fund structure satisfies the requirements of state finance law and is in accordance with Generally Accepted Accounting Principles (“GAAP”), as defined by the Governmental Accounting Standards Board (“GASB”). The General Fund and other funds that are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the “budgeted operating funds” of the Commonwealth. Budgeted operating funds are created and repealed from time to time through the enactment of legislation, and existing funds may become inactive when no appropriations are made from them. Budgeted operating funds do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

Two of the budgeted operating funds account for most of the Commonwealth’s appropriated spending: the General Fund and the Highway Fund, from which approximately 97.8% of the statutory basis budgeted operating fund outflows in fiscal 2008 were made. The remaining approximately 2.2% of statutory operating fund outflows occurred in other operating funds: the Stabilization Fund; the Workforce Training Fund; the Massachusetts Tourism Fund; the Inland Fisheries and Game Fund; the Division of Energy Resources Credit Trust Fund; and three administrative control funds, the Temporary Holding Fund, the Intragovernmental Service Fund and the Bay State Competitiveness Investment Fund. There were also four inactive funds which were authorized by law but had no activity: the Tax Reduction Fund, the Collective Bargaining Reserve Fund, the Dam Safety Trust Fund and the International Educational and Foreign Language Grant Fund. In fiscal 2008, the Commonwealth Stabilization Fund had both inflows and outflows.

At the end of a fiscal year, undesignated balances in the budgeted operating funds, unless excluded by law, are used to calculate consolidated net surplus. Under state finance law, balances in the Stabilization Fund and the Tax Reduction Fund, both of which may receive consolidated net surplus funds, and in the Inland Fisheries and Game Fund are excluded from the consolidated net surplus calculation.

Overview of Operating Budget Process

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the Executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than early March) with the Governor’s budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. State finance law requires the

Legislature and the Governor to approve a balanced budget for each fiscal year, and the Governor may approve no supplementary appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

The House Ways and Means Committee considers the Governor’s budget recommendations and, with revisions, proposes a budget to the full House of Representatives. Once approved by the House, the budget is considered by the Senate Ways and Means Committee, which in turn proposes a budget to be considered by the full Senate. In recent years, the legislative budget review process has included joint hearings by the Ways and Means Committees of the Senate and the House. After Senate action, a legislative conference committee develops a joint budget recommendation for consideration by both houses of the Legislature, which upon adoption is sent to the Governor. Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the General Appropriations Act (“GAA”).

In years in which the GAA is not approved by the Legislature and the Governor before the beginning of the applicable fiscal year, the Legislature and the Governor generally approve a temporary budget under which funds for the Commonwealth’s programs and services are appropriated based upon the level of appropriations from the prior fiscal year budget.

State finance law requires the Commonwealth to monitor revenues and expenditures during a fiscal year. For example, the Secretary of Administration and Finance is required to provide quarterly revenue estimates to the Governor and the Legislature, and the Comptroller publishes a quarterly report of planned and actual revenues. Department heads are required to notify the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means of any anticipated decrease in estimated revenues for their departments from the federal government or other sources or if it appears that any appropriation will be insufficient to meet all expenditures required in the fiscal year by any law, rule, regulation or order not subject to the administrative control. The Secretary of Administration and Finance must notify the Governor and the House and Senate Committees on Ways and Means whenever the Secretary determines that revenues will be insufficient to meet authorized expenditures. The Secretary of Administration and Finance is then required to compute projected deficiencies and, under Section 9C of Chapter 29 of the General Laws, the Governor is required to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies. The Supreme Judicial Court has ruled that the Governor’s authority to reduce allotments of appropriated funds extends only to appropriations of funds to state agencies under the Governor’s control.

Cash and Budgetary Controls

The Commonwealth has in place controls designed to ensure that sufficient cash is available to meet the Commonwealth’s obligations, that state expenditures are consistent with periodic allotments of annual appropriations and that monies are expended consistently with statutory and public purposes. Two independently elected Executive Branch officials, the State Treasurer and the State Auditor, conduct the cash management and audit functions, respectively. The Comptroller conducts the expenditure control function. The Secretary of Administration and Finance is the Governor’s chief fiscal officer and provides overall coordination of fiscal activities.

Capital Investment Process and Controls

Capital expenditures are primarily financed with debt proceeds and federal grants. Authorization for capital investments requires approval by the Legislature, and the issuance of debt must be approved by a two-thirds vote of each house of the Legislature. Upon such approval to issue debt, the Governor submits a bill to the Legislature, as required by the State constitution, to set the terms and conditions of the borrowing for the authorized debt. The State Treasurer issues authorized debt at the request of the Governor, and the Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds pursuant to such authorizations.

Based on outstanding authorizations, the Executive Office for Administration and Finance, at the direction of the Governor and in conjunction with the cabinet and other officials, establishes a capital investment plan. The plan is an administrative guideline and subject to amendment at any time. The plan assigns authority for secretariats and agencies to spend on capital projects and is reviewed each fiscal year. The primary policy objectives of the plan are to determine and prioritize the Commonwealth’s investment needs, to determine the affordable level of debt that may be issued and the other funding sources available to address these investment needs, and to allocate these limited capital investment resources among the highest priority projects.

The Comptroller has established various funds to account for financial activity related to the acquisition or construction of capital assets. In addition, accounting procedures and financial controls have been instituted to limit agency capital spending to the levels approved by the Governor. All agency capital spending is tracked against the capital investment plan on both a cash and encumbrance accounting basis on the State’s accounting system, and federal reimbursements are budgeted and monitored against anticipated receipts.

Cash Management Practices of State Treasurer

The State Treasurer is responsible for ensuring that all Commonwealth financial obligations are met on a timely basis. The Massachusetts constitution requires that all payments by the Commonwealth (other than debt service) be made pursuant to a warrant approved by the Governor’s Council. The Comptroller prepares certificates which, with the advice and consent of the Governor’s Council and approval of the Governor, become the warrant to the State Treasurer. Once the warrant is approved, the State Treasurer’s office disburses the money.

The Cash Management Division of the State Treasurer’s office accounts on a daily basis for cash received into over 600 separate accounts of the Department of Revenue and other Commonwealth agencies and departments. The Division relies primarily upon electronic receipt and disbursement systems.

The State Treasurer, in conjunction with the Executive Office for Administration and Finance, is required to submit quarterly cash flow projections for the then current fiscal year to the House and Senate Committees on Ways and Means on or before each September 1, December 1, March 1 and June 1. The projections must include estimated sources and uses of cash, together with the assumptions from which such estimates were derived and identification of any cash flow gaps. The State Treasurer’s office, in conjunction with the Executive Office for Administration and Finance, is also required to develop quarterly and annual cash management plans to address any gap identified by the cash flow projections and variance reports. The State Treasurer’s office oversees the issuance of short-term debt to meet cash flow needs, including the issuance of commercial paper.

Under State finance law, the State Treasurer may invest Commonwealth funds in obligations of the United States Treasury, bonds or notes of various states and municipalities, corporate commercial paper meeting specified ratings criteria, bankers acceptances, certificates of deposit, repurchase agreements secured by United States Treasury obligations, money market funds meeting specified ratings criteria, securities eligible for purchase by a money market fund operated in accordance with Rule 2a-7 of the federal Securities and Exchange Commission or investment agreements meeting specified ratings criteria. Cash that is not needed for immediate funding needs is invested in the Massachusetts Municipal Depository Trust. The State Treasurer serves as trustee of the Trust and has sole authority pertaining to rules, regulations and operations of the Trust. The Trust has two investment options: a money market fund and a short-term bond fund. General operating cash is invested in the money market fund, which is administered in accordance with Rule 2a-7 of the Securities and Exchange Commission and additional policies and investment restrictions adopted by the State Treasurer. The three objectives for the money market fund are safety, liquidity and yield. The money market fund maintains a stable net asset value of one dollar and is marked to market daily. Moneys in the Stabilization Fund, which are not used by the Commonwealth for liquidity, are invested in both the money market fund and the short-term bond fund. The short-term bond fund invests in a diversified portfolio of high-quality investment-grade fixed-income assets that seeks to obtain the highest possible level of current income consistent with preservation of capital and liquidity. The portfolio is required to maintain an average credit rating of A-. The duration of the portfolio is managed to within +/- one half year duration of the benchmark. The benchmark for the short-term bond fund, as of March 26, 2009, was the Barclays Capital 1-to-5-year Government/Credit Index, which includes all medium and larger issues of United States government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities between one and five years and are publicly issued.

Fiscal Control, Accounting and Reporting Practices of Comptroller

The Comptroller is responsible for oversight of fiscal management functions, establishment of accounting policies and practices and publication of official financial reports. The Comptroller maintains the Massachusetts Management Accounting and Reporting System (“MMARS”), the centralized state accounting system that is used by all state agencies and departments but not independent state authorities. MMARS provides a ledger-based system of revenue and expenditure accounts enabling the Comptroller to control obligations and expenditures effectively and to ensure that appropriations are not exceeded during the course of the fiscal year. The Commonwealth’s statewide accounting system also has various modules for receivables, payables, fixed assets and other processes management.

Expenditure Controls. The Comptroller requires that the amount of all obligations under purchase orders, contracts and other commitments for the expenditures of monies be recorded as encumbrances. Once encumbered, these amounts are not available to support additional spending commitments. As a result of these encumbrances, spending agencies can use MMARS to determine at any given time the amount of their appropriations available for future commitments.

The Comptroller is responsible for compiling expenditure requests into the certificates for approval by the Governor’s Council. In preparing these certificates, which become the warrant, the Comptroller’s office has systems in place to ensure that the necessary monies for payment have been both appropriated by the Legislature and allotted by the Governor in each account and sub-account. By law, certain obligations may be placed upon the warrant even if the supporting appropriation or allotment is insufficient. These obligations include debt service, which is specifically exempted by the State constitution from the warrant requirement, and Medicaid payments, which are mandated by federal law.

Although State finance law generally does not create priorities among types of payments to be made by the Commonwealth in the event of a cash shortfall, the Comptroller has developed procedures, in consultation with the State Treasurer and the Executive Office for Administration and Finance, for prioritizing payments based upon State finance law and sound fiscal management practices. Under those procedures, debt service on the Commonwealth’s bonds and notes is given the highest priority among the Commonwealth’s various payment obligations.

Internal Controls. The Comptroller establishes internal control policies and procedures in accordance with State finance law. Agencies are required to adhere to such policies and procedures. All unaccounted-for variances, losses, shortages or thefts of funds or property must be reported to the State Auditor, who is authorized to investigate and recommend corrective action.

Statutory Basis of Accounting. In accordance with state law, the Commonwealth adopts its budget and maintains financial information on a statutory basis of accounting. Under the statutory basis, tax and departmental revenues are accounted for on a modified cash basis by reconciling revenue to actual cash receipts confirmed by the State Treasurer. Certain limited revenue accruals are also recognized, including receivables from federal reimbursements with respect to paid expenditures. Expenditures are measured on a modified cash basis including actual cash disbursements and encumbrances for goods or services received prior to the end of a fiscal year.

For certain programs, such as Medicaid, expenditures are recognized under the statutory basis of accounting only to the extent of disbursements supported by current-year appropriations. Some prior year services billed after the start of a fiscal year have been paid from the new fiscal year’s appropriation, in an amount determined by the specific timing of billings and the amount of prior year funds that remained after June 30 to pay the prior year’s accrued billings, though this practice may vary from year to year.

GAAP Basis of Accounting. The Comptroller also prepares Commonwealth financial statements on a GAAP basis. In addition to the primary government, certain independent authorities and agencies of the Commonwealth are included as component units within the Commonwealth’s reporting entity, primarily as non-budgeted enterprise funds.

GAAP employs an economic resources management focus and a current financial resources management focus as two bases for accounting and reporting. Under the economic resources management focus (also called the “entity-wide perspective”), revenues and expenses (different from expenditures) are presented similarly to private-sector entities. Revenues are recorded when earned and expenses are recorded when a liability is incurred, regardless of the timing of cash flows. Grants and similar items are recognized as revenues as soon as all eligibility requirements imposed by the provider have been met. Capital assets, including infrastructure assets net of depreciation, and the long-term portion of all liabilities are reported on the statement of net assets.

Under the current financial resources management focus of GAAP (also called the “fund perspective”), the primary emphasis is to demonstrate inter-period equity. Revenues are reported in the period in which they become both measurable and available. Revenues are considered available when they are expected to be collected within the current period or soon enough thereafter to be used to pay liabilities of the current period.

Significant revenues susceptible to accrual include income, sales and use, corporation and other taxes, federal grants and reimbursements and reimbursements for the use of materials and services. Tax accruals, which include the estimated amounts due to the Commonwealth on previous filings, over- and under-withholdings, estimated payments on income earned and tax refunds and abatements payable, are all recorded as adjustments to statutory basis tax revenues.

Major expenditure accruals are recorded for the cost of Medicaid claims that have been incurred but not paid, claims and judgments and workers’ compensation claims incurred but not reported and contract assistance to State authorities.

Audit Practices of State Auditor

The State Auditor is mandated under State law to conduct an audit at least once every two years of all activities of the Commonwealth. The audit encompasses 750 entities, including the court system and the independent authorities, and includes an overall evaluation of management operations. The State Auditor also has the authority to audit federally aided programs and vendors under contract with the Commonwealth, as well as to conduct special audit projects. The State Auditor conducts both financial compliance and performance audits in accordance with generally accepted government auditing standards issued by the Comptroller General of the United States. In addition, and in conjunction with an independent public accounting firm, the State Auditor performs a significant portion of the audit work relating to the State single audit.

Within the State Auditor’s office is the Division of Local Mandates, which evaluates all proposed and actual legislation to determine the financial impact on the Commonwealth’s cities and towns. In accordance with State law, the Commonwealth is required to reimburse cities and towns for any costs incurred through mandated programs established after the passage of Proposition 2 1/2, the statewide tax limitation enacted by the voters in 1980, unless expressly exempted from those provisions, and the State Auditor’s financial analysis is used to establish the amount of reimbursement due to the Commonwealth’s cities and towns.

Also within the State Auditor’s office is the Bureau of Special Investigations, which is charged with the responsibility of investigating fraud within public assistance programs.

LONG-TERM LIABILITIES

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which term includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Statutory Limit on Direct Debt. Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The law, which is codified in Section 60A of Chapter 29 of the General Laws, set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year’s limit. This limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of underwriters’ discount, costs of issuance and other financing costs. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to special legislation enacted over the years, certain outstanding Commonwealth debt obligations are not counted in computing the amount of bonds subject to the limit, including Commonwealth refunding/restructuring bonds issued in September and October 1991, federal grant anticipation notes, bonds issued to pay operating notes issued by the Massachusetts Bay Transit Authority (“MBTA”) or to reimburse the Commonwealth for advances to the MBTA, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund (now the Massachusetts Transportation Trust Fund), bonds issued to finance the Massachusetts School Building Authority (“MSBA”) and bonds issued to finance the Commonwealth’s accelerated structurally-deficient bridge program. As of March 26, 2009, the statutory limit on “direct” bonds during fiscal 2009 was approximately $15.6 billion.

Limit on Debt Service Appropriations. In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law, which is codified as Section 60B of Chapter 29 of the General Laws, provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. Debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. Section 60B is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

Commonwealth Debt. The Commonwealth is authorized to issue three types of direct debt—general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as (a) general obligation contract assistance liabilities, (b) budgetary contract assistance liabilities or (c) contingent liabilities. In addition, the Commonwealth is authorized to pledge its credit in support of scheduled, periodic payments to be made by the Commonwealth under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Water Pollution Abatement Trust, the Massachusetts Turnpike Authority and the Massachusetts Development Finance Agency that are used by such entities to pay a portion of the debt service on certain of their outstanding bonds. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Route 3 North Transportation Improvements Association and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth, or payment obligations of such entities on hedging transactions related to such debt, that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been or may be pledged, as in the case of certain debt obligations of the MBTA; regional transit authorities; the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority; and the higher education building authorities. Under legislation approved by the Governor on August 11, 2008, the Commonwealth may provide credit support to the Turnpike Authority in connection with the issuance of certain refunding bonds, subject to annual appropriation and without a pledge of the Commonwealth’s credit. In addition, the Commonwealth has certain statutorily contemplated payment obligations with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from monies otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and Educational Facilities Authority and the Massachusetts State College Building Authority.

General Obligation Debt

The Commonwealth issues general obligation bonds and notes pursuant to Chapter 29 of the General Laws. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

As of January 2, 2009, the Commonwealth had approximately $16.1 billion in general obligation bonds outstanding, of which $12.5 billion, or approximately 78%, was fixed-rate debt and $3.6 billion, or 22%, was variable-rate debt.

Of the variable-rate debt outstanding, the interest rates on $3.3 billion, or approximately 20% of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate exchange (or

“swap”) agreements. The Commonwealth has entered into interest rate swaps with various counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable-rate payment on the related bonds or a payment based on a market index of tax-exempt variable-rate bonds, and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Under legislation approved by the Governor on August 11, 2008, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date shall constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The floating rate received by the Commonwealth is used to offset the variable rate paid to bondholders. In most cases, only the net difference in interest payments is actually exchanged with the counterparty. In all cases, the Commonwealth remains responsible for making interest payments to the variable-rate bondholders. The intended effect of the agreements is essentially to fix the Commonwealth’s interest rate obligations with respect to its variable-rate bonds at lower fixed rates than it would have otherwise achieved if the obligations had been issued initially as fixed rate bonds. As of January 2, 2009, all of the Commonwealth’s interest rate swaps were floating-to-fixed rate agreements. The remaining variable-rate debt of $301 million, or approximately 2% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a daily or weekly basis.

The Commonwealth’s outstanding general obligation variable-rate debt consists of several variable-rate structures. Most are variable-rate demand bonds (“VRDBs”). These are long-term bonds whose interest rates re-set daily or weekly. Because these bonds offer bondholders a “put” or tender feature, they are supported by stand-by liquidity facilities with commercial banks which require the applicable bank to purchase any bonds that are tendered and not successfully remarketed. Unless and until remarketed, the Commonwealth would be required to pay the bank interest on such bonds at a rate tied to a taxable rate, such as the prime rate. In addition, the Commonwealth may be required to amortize the principal of any such bonds according to an accelerated schedule. Such liquidity facilities typically expire well before the final maturity date of the related bonds and are expected to be renewed. As of January 2, 2009, the Commonwealth had $2.2 billion in outstanding VRDBs. This accounts for approximately 14% of total general obligation debt and approximately 61% of total general obligation variable-rate debt. All of these bonds are uninsured.

The Commonwealth has also issued general obligation variable-rate debt in the form of auction-rate securities. Like VRDBs, these are long-term bonds whose interest rates are re-set at pre-determined, short-term intervals. Unlike VRDBs, these bonds do not provide bondholders with a put option and therefore do not require a supporting liquidity facility. However, the market generally has required that auction-rate securities be secured by bond insurance. The Commonwealth’s auction-rate securities have long-term nominal maturities of 20 years or more with interest rates re-set every seven days. A periodic “Dutch auction” process is designed to provide a mechanism of liquidity to bondholders, with bonds re-priced and traded in auctions managed by broker-dealers.

Beginning in February 2008, several auctions of the Commonwealth’s auction-rate bonds began to fail, meaning there were insufficient bids from investors to purchase the securities being offered for sale by existing holders. As of March 26, 2009, four of the Commonwealth’s series of auction-rate bonds had experienced auction failure since February 13, 2008. Auction failures have been systemic throughout the municipal bond market, driven by credit and liquidity concerns caused primarily by widespread downgrades and negative rating outlooks of a number of municipal bond insurers. Upon auction failure, the interest rate paid to bondholders is the failure rate as specified in the bond documents. For the four series of Commonwealth bonds whose auctions failed and remain outstanding, the failure rate was based on a multiple of a specified commercial paper index, with a maximum rate of 12%. Since February 2008, the Commonwealth’s interest costs based on the failure rate have remained within budgeted amounts and well below the 12% maximum rate. As of March 26, 2009, the Commonwealth had no plans to refund or redeem these bonds.

The remaining outstanding variable-rate debt pays interest to bondholders based on certain indices. For example, as of January 2, 2009, the Commonwealth had $197 million of bonds that pay interest based on the consumer price index (“CPI”), as well as $845.8 million of bonds that pay interest based on the London interbank offered rate (“LIBOR”). These bonds make up approximately 1% and 5% of total outstanding general obligation indebtedness, respectively. In terms of total outstanding variable-rate debt, these bonds account for approximately 5% and 23%, respectively. All of the CPI and LIBOR bonds are hedged with interest rate swaps pursuant to which the Commonwealth receives from the swap counterparty the precise variable-rate interest due on the bonds. As of March 26, 2009, the Commonwealth was evaluating a refinancing transaction whereby the holders of the LIBOR bonds would be given the opportunity to tender their bonds for redemption. The bonds tendered for redemption would be extinguished. The tender offer would be financed by the issuance of new variable-rate demand bonds, and the existing interest rate swap agreements would be assigned to the new bonds, assigned to other variable-rate bonds or terminated. The Commonwealth has indicated that whether any such transaction takes place will depend on market conditions and the terms on which owners of the LIBOR bonds may be willing to tender their bonds for redemption.

As of January 2, 2009, the Commonwealth had outstanding approximately $150.5 million ($79 million principal and $71.5 million discount) of variable rate “U.Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with the interest, as of March 26, 2009, at the rate of 0.5%.

Notes. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the State Treasurer in any fiscal year in anticipation of the receipts for that year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including special obligation bonds. In addition, as of March 26, 2009, the Commonwealth had liquidity support for a $1 billion commercial paper program which it utilizes regularly for cash flow purposes. In addition to borrowing via its $1 billion commercial paper program, the Commonwealth issued $750 million revenue anticipation notes (“RANs”) on October 10, 2008 (which were to be repaid in equal installments on April 30, 2009 and May 29, 2009). As of March 26, 2009, all cash flow borrowings were slated to be retired by the 2009 fiscal year end (June 30, 2009).

Special Obligation Debt

Highway Fund. Section 2O of Chapter 29 of the General Laws authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues, which are currently accounted to the Highway Fund, are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. Chapter 33 of the Acts of 1991 authorizes the Commonwealth to issue such special obligation bonds in an aggregate amount not to exceed $1.125 billion. As of January 2, 2009, the Commonwealth had outstanding $483.4 million of such special obligation bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax. These amounts are exclusive of crossover refunding bonds, which have been issued to refund a portion of the outstanding special obligation bonds described above in fiscal 2012. Of the total amount outstanding, approximately $96.5 million was issued as variable rate debt with interest rates tied to the consumer price index (“CPI”). These bonds have been hedged via a floating-to-fixed interest rate swap agreement.

On August 4, 2008, the Governor approved legislation that authorizes the issuance of an additional $1.9 billion of special obligation bonds secured by a pledge of motor fuels excise tax receipts to fund a portion of the Commonwealth’s accelerated structurally deficient bridge program. The legislation provides for a pledge of up to 10¢ of the 21¢ motor fuels excise tax to secure the outstanding special obligation bonds described above and the bridge program bonds. As of March 26, 2009, no such bonds had been issued.

Convention Center Fund. Chapter 152 of the Acts of 1997, as amended, authorizes $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are payable from monies credited to the Convention Center Fund created by such legislation, which include certain hotel tax receipts from hotels in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston and sales tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. The legislation requires a capital reserve fund to be maintained at a level equal to maximum annual debt service and provides that if the fund falls below its required balance, the 2.75% convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14%). In June 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, $638.7 million of which remained outstanding as of January 2, 2009. Of this amount, approximately $86.5 million was issued as variable rate debt with interest rates tied to the CPI. These bonds have been hedged via a floating-to-fixed interest rate swap agreement.

Federal Grant Anticipation Notes

The Commonwealth has issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel Project (“CA/T Project”) in anticipation of future federal reimbursements. The legislation authorizing such notes contains a statutory covenant that as long as any such grant anticipation notes remain outstanding, the Commonwealth will deposit all federal highway reimbursements into the Grant Anticipation Note Trust Fund, to be released to the Commonwealth once all the debt service and reserve funding obligations of the trust agreement securing the grant anticipation notes have been met. If the United States Congress reduces the aggregate amount appropriated nationwide for federal highway spending to less than $17.1 billion and debt service coverage with respect to the notes falls below 120%, then the legislation further pledges that 10¢ per gallon of existing motor fuel tax collections will be deposited into the trust fund, to be used for debt service on the notes, subject to legislative appropriation. Principal amortization of the notes began in fiscal 2006 and is slated to continue through fiscal 2015. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million unless the rating agencies rating the notes confirm that exceeding $216 million in annual debt service will not cause them to withdraw or reduce their credit ratings. Such notes and the interest thereon are secured solely by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from State appropriations.

On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of refunding approximately $418 million of outstanding federal grant anticipation notes in December 2008 and December 2010. Pursuant to the crossover refunding method employed, interest on the refunding notes is paid solely by an escrow account established with the proceeds of the notes, until the crossover dates on which the refunded bonds are callable. After the crossover dates, the applicable refunding notes are secured by the Grant Anticipation Note Fund. The first crossover date occurred on December 15, 2008, when approximately $263.9 million of refunded notes were redeemed. The second and final crossover date is slated to occur on December 15, 2010, when approximately $154.4 million of refunded notes are scheduled to be redeemed.

As of January 2, 2009, $1.2 billion of such notes, inclusive of the special obligation crossover refunding notes, remained outstanding. All of these notes are fixed-rate obligations.

On August 4, 2008, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future federal funds. Any such notes will not be secured by a contingent pledge of motor fuels excises. The Commonwealth has indicated that it intends to begin to amortize the principal of any such notes in fiscal 2016, after the federal grant anticipation notes for the CA/T Project described above have been paid in full. Similar to the notes issued for the CA/T Project, as of March 26, 2009, the Commonwealth expected to pay interest on the notes for the bridge program from State appropriations. As of that date, however, no such notes had been issued.

General Obligation Contract Assistance Liabilities

Massachusetts Turnpike Authority. The Commonwealth is obligated to pay contract assistance to the Massachusetts Turnpike Authority pursuant to legislation enacted in 1998 and a contract for financial assistance dated as of February 19, 1999 between the Turnpike Authority and the Commonwealth. The payments are in recognition of the financial burden imposed on the Turnpike Authority by virtue of its assumption of the responsibility for operation and maintenance of certain roadways in the Metropolitan Highway System that were formerly maintained by the Commonwealth. The Commonwealth’s obligation to make such payments is a general obligation for which the faith and credit of the Commonwealth are pledged for the benefit of the Turnpike Authority and its bondholders. The contract provides that no later than September 1 of each year the Turnpike Authority is to submit to the Secretary of Transportation a certificate setting forth the total amount of costs incurred by the Turnpike Authority during the prior fiscal year in connection with the operation and maintenance of the roadways covered by the contract. The contract further provides that as soon as practicable following receipt of such certificate, but no later than December 1 of such year, the Commonwealth is to pay the Turnpike Authority the amount set forth in such certificate, subject to Commonwealth review, provided that such annual payment may not be more than $25 million. Payments are required under the contract through fiscal year 2045.

The fiscal 2010 budget included a provision authorizing a contract between the Secretary of Administration and Finance, acting on behalf of the Commonwealth, with the concurrence of the Secretary of Transportation and Public Works, and the Turnpike Authority providing for the Commonwealth to make payments to the Turnpike Authority or the Massachusetts Department of Transportation (“MassDOT”), as appropriate, in the amount of $100 million in each fiscal year for the purpose of defraying costs, including debt service on bonds issued by the Turnpike Authority or MassDOT to finance or refinance improvements to the Metropolitan Highway System. The contract, which pledges the full faith and credit of the Commonwealth to such payments, was executed on June 30, 2009. The term of the contract extends until fiscal 2039, the last fiscal year in which Metropolitan Highway System bonds issued before July 1, 2009 are scheduled to mature. Payments under the new contract are in addition to the payments required by the contract for financial assistance dated as of February 19, 1999 between the Turnpike Authority and the Commonwealth.

Massachusetts Water Pollution Abatement Trust. The Massachusetts Water Pollution Abatement Trust was created to implement the Commonwealth’s state revolving fund program under Title VI of the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving funds and to issue debt obligations to make loans to local governmental units to finance eligible water pollution abatement and water treatment projects. Under state law, each loan made by the Trust is required to provide for debt service subsidies or other financial assistance sufficient to result in most new loans being the financial equivalent of a two percent interest loan. To subsidize its loans, the Trust receives contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the annual contract assistance maximum for the Clean Water Act program is $71 million, and the contract assistance maximum for the Safe Drinking Water Act program is $17 million. The contract assistance agreements constitute general obligations of the Commonwealth for which its faith and credit are pledged, and the Trust’s right to receive payments thereunder may be pledged by the Trust as security for repayment of the Trust’s debt obligations. As of January 2, 2009, the Trust had approximately $3.1 billion of bonds outstanding. The Trust issued additional fixed-rate bonds in the aggregate principal amount of $409.53 million on March 18, 2009. Approximately 16% of the aggregate debt service on such bonds is expected to be paid from Commonwealth contract assistance.

Massachusetts Development Finance Agency. On June 12, 2008, the Governor approved legislation amending a 2006 law authorizing an “infrastructure investment incentive” program, known as “I-Cubed.” The amendment, among other things, clarifies the manner in which the program is to be financed and the security for the related bonds. Under the program, up to $250 million of public infrastructure improvements to support significant new private developments may be financed by bonds issued by the Massachusetts Development

Finance Agency (“MassDevelopment”) that will be secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. Until a related new private development is completed and occupied, the developer’s property will be assessed by the municipality in which the development is located in amounts equal to the debt service cost on the bonds to reimburse the Commonwealth for such cost. After each phase of the private development is completed and occupied, the municipality will be required to reimburse the Commonwealth for any portion of the debt service cost on the bonds that is not covered by new state tax revenues generated from the related private development. The municipality’s reimbursement obligation will be secured by a general obligation pledge of the municipality, a local aid intercept and a reserve fund which must be funded in an amount equal to or greater than two years of debt service on the bonds. The obligation of the municipality ends when the Commonwealth has collected revenues sufficient to pay principal and interest payments to date plus all remaining principal payments due. As of March 26, 2009, no such bonds had been issued.

Legislation approved by the Governor on August 8, 2008 includes an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base to support the development of the former base. Similar to the I-Cubed program financing model, the bonds to finance the parkway would be issued by MassDevelopment and would be secured and payable from a general obligation pledge of contract assistance from the Commonwealth. In the event that the new state tax revenues generated from the new private development are less than the debt service cost on the bonds, the South Shore Tri-Town Development Corporation, a public entity with municipal taxing and other powers over the geographic area of the former base, would be required to reimburse the Commonwealth for any such shortfall. The legislation provides that such payment obligations of the Corporation be secured by a general obligation pledge of the Corporation.

Budgetary Contract Assistance Liabilities

Plymouth County Certificates of Participation. In May 1992, Plymouth County caused to be issued approximately $110.5 million of certificates of participation to finance the construction of a county correctional facility. In March 1999, Plymouth County caused to be issued approximately $140.1 million of certificates of participation to advance refund the 1992 certificates, construct an administration office building and auxiliary facilities near the county correctional facility and fund repairs and improvements to the facility. The certificates are insured by Ambac Assurance Corporation (Ambac) and bear interest at a fixed rate with a final maturity of April 1, 2022. The Commonwealth, acting through the Executive Office of Public Safety and Security and the Department of Correction, is obligated under a memorandum of agreement with Plymouth County to pay for the availability of 380 beds (out of 1,140) in the facility, regardless of whether 380 state prisoners are housed therein. The amounts payable by the Commonwealth will at least equal the debt service on the outstanding certificates of participation, but are subject to appropriation of such amounts by the Legislature in the annual budgetary line item for the Executive Office of Public Safety and Security. The obligation of the Commonwealth under the memorandum of agreement does not constitute a general obligation or a pledge of the credit of the Commonwealth. As of January 2, 2009, such certificates were outstanding in the aggregate principal amount of $99.57 million. The Commonwealth has indicated that it is considering refunding opportunities, including issuing refunding bonds as Commonwealth general obligation bonds, which is permitted pursuant to authorization granted in legislation approved by the Governor on August 11, 2008.

Route 3 North Transportation Improvements Association Commonwealth Lease Revenue Bonds. In August 2000, the Route 3 North Transportation Improvements Association issued approximately $394.3 million of lease revenue bonds to finance the reconstruction and widening of a portion of state Route 3 North. In May 2002, the Route 3 North Transportation Improvements Association issued approximately $312.7 million of additional lease revenue bonds, $305.6 million of which were issued as refunding bonds. In connection with the financing, the Commonwealth leased the portion of the highway to be improved to the Association, and the Association leased the property back to the Commonwealth pursuant to a sublease. Under the sublease, the Commonwealth is obligated to make payments equal to the debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. In May 2007 and November 2008, the Commonwealth sold general obligation bonds to refund most of the lease revenue bonds and replace them with fixed-rate general obligation bonds. In connection with the November 2008 refunding, the associated swap agreement was assumed by the Commonwealth (without Ambac insurance) and assigned to outstanding Commonwealth variable-rate bonds that were previously unhedged. The related debt service deposit agreements were terminated. As of January 2, 2009, the Route 3 North Transportation Improvements Association had $34.655 of such lease revenue bonds outstanding, all of which were fixed-rate. In 2005, the developer of the project submitted a request for equitable adjustment pursuant to the development agreement between the developer, the Executive Office of Transportation and Construction and the Massachusetts Highway Department. As of June 17, 2008, the parties reached a settlement in principle with the developer. On June 23, 2008, the developer filed for bankruptcy protection. On August 8, 2008, the Commonwealth, the developer and the sureties executed a settlement agreement resolving all claims on the project, which, due to the developer’s bankruptcy filing on June 23, 2008, was subject to the approval of the Bankruptcy Court. Such approval was received on December 18, 2008. The period to appeal approval of the settlement agreement expired on December 30, 2008.

Saltonstall Building Redevelopment Corporation Project. In May 2002, MassDevelopment issued $195.8 million of lease revenue bonds pursuant to an agreement to loan the proceeds of the bonds to the MassDevelopment/Saltonstall Building Redevelopment Corporation (“MSBRC”). The loan was used to finance the redevelopment of the Saltonstall State Office Building. Under the provisions of the legislation relating to the building’s redevelopment, the building was leased to MSBRC for a term of up to 50 years, with extension terms permitted for an aggregate of 30 more years. MSBRC is obligated to pay $2.45 million per year to the Commonwealth for the lease. Due to lower than anticipated cash flow and required priority funding of the project reserve, rent and interest payments to the Commonwealth accrued for several years until the project reserve fund was replenished to $5 million. As of March 16, 2009, MSBRC had paid the Commonwealth $2,887,370 in ground rent and $414,574 in accrued interest in fiscal year 2009. As of March 26, 2009, the additional projected ground rent payments for the period March through June 2009 were $863,843, and the additional projected accrued interest payments were $22,000. The accrued rent balance as of March 17, 2009 was approximately $4.7 million, and the accrued interest was approximately $3.4 million. MSBRC has renovated the building and subleased half of it back to the Commonwealth for office space and related parking (for a comparable lease term), in respect of which sublease the Commonwealth makes sublease payments to MSBRC. The remainder of the building has been redeveloped as private office space, as well as private housing units and retail establishments. The obligations of the Commonwealth under the office sublease do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s full year costs include $7.065 million per year of base rent and parking space rent for the first five years, after which the parking space rent may be adjusted for fair market value every five years. In addition, the Commonwealth’s estimated pro-rata share of office operating expense reimbursements have been escalating at 3% per year, and the Commonwealth’s replacement reserve contribution has been calculated at $.21 per rental square foot per year. On July 24, 2008, MSBRC redeemed approximately $21.1 million of the outstanding bonds. As of February 28, 2009, MSBRC had approximately $171.96 million of such lease revenue bonds outstanding.

Long-Term Operating Leases and Capital Leases. In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles.

Contingent Liabilities

Massachusetts Bay Transportation Authority. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000 and for MBTA payment obligations related to leases, reimbursement obligations, interest exchange agreements and other financing obligations entered into prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of January 2, 2009, the MBTA had approximately $967.6 million of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $166 million to $156 million through fiscal 2013 and declining thereafter.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. The Steamship Authority operates passenger ferries to Martha’s Vineyard and Nantucket. The Steamship Authority issues its own bonds and notes. Commonwealth support of the bonds and notes of the Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to the Authority and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority (current expenses, including debt service, minus current income). As of March 26, 2009, the Steamship Authority was self-supporting, requiring no net cost of service or contract assistance payments. As of January 2, 2009, the Steamship Authority had approximately $55.85 million of bonds outstanding and $5 million in notes outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

University of Massachusetts Building Authority and Massachusetts State College Building Authority. These higher education building authorities, created to assist institutions of public higher education in the Commonwealth, have outstanding bonds which are guaranteed as to their principal and interest by the Commonwealth. The guaranty is a general obligation of the Commonwealth for which its full faith and credit are pledged. In addition to such guaranty, certain revenues of these authorities, including dormitory rental income and student union fees, are pledged to their respective debt service requirements. As of January 2, 2009, the Massachusetts State College Building Authority had approximately $49.6 million of Commonwealth-guaranteed debt outstanding. Under its enabling act, the Massachusetts State College Building Authority is not permitted to issue any additional Commonwealth-guaranteed debt. As of March 26, 2009, the Commonwealth noted that the University of Massachusetts Building Authority may have outstanding up to $136.8 million in Commonwealth-guaranteed debt and had approximately $156.2 million of Commonwealth-guaranteed debt outstanding as of January 2, 2009.

Massachusetts Housing Finance Agency (“MassHousing”). MassHousing is authorized to issue bonds to finance multi-family housing projects within the Commonwealth and to provide mortgage loan financing with respect to certain single-family residences within the Commonwealth. Such bonds are solely the obligations of MassHousing, payable directly or indirectly from, and secured by a pledge of, revenues derived from MassHousing’s mortgage on or other interest in the financed housing. MassHousing’s enabling legislation also permits the creation of a capital reserve fund in connection with the issuance of such bonds. No single-family housing bonds secured by capital reserve funds are outstanding, and no such bonds have been issued by MassHousing since 1985. As of December 31, 2008, MassHousing had outstanding approximately $346.5 million of multi-family housing bonds secured by capital reserve funds. Any such capital reserve fund must be in an amount at least equal to the maximum annual debt service in any succeeding calendar year on all outstanding bonds secured by such fund. All such capital reserve funds are maintained at their required levels. If amounts are withdrawn from a capital reserve fund to pay debt service on bonds secured by such fund, upon certification by the chairperson of MassHousing to the Governor of any amount necessary to restore the fund to the above-described requirement, the Legislature may, but is not legally bound to, make an appropriation in such amount. As of March 26, 2009, no such appropriation had been necessary.

Massachusetts Turnpike Authority. In 2001, the Turnpike Authority entered into certain contracts with UBS AG (“UBS”), giving UBS the right to enter into five separate interest rate swap agreements (the “UBS swaptions”) with the Turnpike Authority. The UBS swaptions have an aggregate notional amount of $800 million and pertain to an equal amount of outstanding Turnpike Authority bonds. All five of the UBS swaptions have been exercised by UBS, with two becoming effective on January 1, 2008 in the aggregate notional amount of $126,725,000 and a third becoming effective on July 1, 2008 in the notional amount of $207,665,000, and the final two becoming effective on January 1, 2009 in the notional amount of $465,610,000. These UBS swaptions and related interest rate swap agreements provide for the Turnpike Authority to make fixed-rate payments to UBS and to receive variable-rate payments from UBS. It was originally expected in 2001 that if any UBS swaptions were exercised, the Turnpike Authority would refund the related fixed-rate bonds with variable-rate bonds, and a commitment for bond insurance was purchased from Ambac Assurance Corporation (“Ambac”) in 2001 to insure the anticipated refunding bonds. As of March 26, 2009, as a result of the recent adverse market conditions in the municipal bond market and the recent downgrades of Ambac’s credit ratings, and the Turnpike Authority’s own underlying financial condition and credit ratings, the Turnpike Authority had been unable to refund the bonds related to the UBS swap agreements. As a result, it has continued to pay interest on its outstanding fixed-rate bonds and a synthetic fixed rate to UBS, while receiving only a variable rate on the related UBS swap agreements. The Authority faces a potential termination cost associated with the UBS swaps if Ambac’s credit rating falls below certain levels.

On October 2, 2008, Moody’s Investor’s Service, Inc. announced a downgrade of its ratings of the Turnpike Authority’s senior and subordinated Metropolitan Highway System Bonds to Baa2 from A3 and Baa3 from Baa1, respectively. As a result of this downgrade, the Turnpike Authority has been required to post collateral with respect to a basis swap it entered into in 1999 with JPMorgan Chase Bank in the notional amount of $100 million. Due to market volatility, the amount of posted collateral has been as high as approximately $19.1 million.

On August 11, 2008, the Governor approved legislation authorizing the Secretary of Administration and Finance, with the approval of the Governor, to provide certain types of credit support for payment obligations of the Turnpike Authority on certain bonds and interest rate swap agreements of the Turnpike Authority. To address the incremental interest costs being incurred by the Turnpike Authority as a result of its inability to issue the $800 million of variable-rate refunding bonds associated with the UBS swaps, the legislation authorized the Commonwealth to agree to pay debt service on such bonds in the event that the Turnpike Authority fails to do so. The legislation provides that any payment obligations of the Commonwealth pursuant to any such credit support be subject to appropriation by the Legislature and not secured by a pledge of the faith and credit of the Commonwealth. To address the increased risk of termination of swaps in the event of further downgrades of Ambac, the legislation also authorized the Commonwealth, between October 1, 2008 and January 15, 2009, to guarantee the Turnpike Authority’s payment obligations to the counterparties under the swap agreements described above if the Secretary and the Turnpike Authority determined such a guaranty to be necessary to avoid a termination of the swaps. The Secretary was authorized by the legislation to provide for any payment obligations of the Commonwealth pursuant to such a guaranty to be secured by a pledge of the faith and credit of the Commonwealth or to be subject to appropriation by the Legislature. Following the expiration on January 15, 2009 of the Secretary’s authority to guarantee the Turnpike Authority’s swap obligations, the Governor filed legislation on January 23, 2009 to renew the authorization. The House approved the bill on February 9, 2009, and the Senate approved an amended version on March 5, 2009. On March 19, 2009, the House approved a further amended version of the bill, and the Senate concurred in the House’s version. The final version of the bill requires the Secretary of Administration and Finance to consult with the State Treasurer before providing credit support to the Turnpike Authority. On April 24, 2009, the Governor approved legislation renewing the authority of the Secretary of Administration and Finance to guarantee the Turnpike Authority’s swap obligations. The authority was set to expire on June 30, 2009. As of May 12, 2009, the aggregate termination costs of the Turnpike Authority’s swaps were estimated (based on mid-market valuations) to be approximately $326 million for the UBS swap and $10.9 million for the JPMorgan Chase Bank basis swap.

On September 15, 2008, Lehman Brothers Holdings Inc. (“LBHI”) filed for bankruptcy. At that time, the Turnpike Authority had outstanding five swaptions and a basis swap with Lehman Brothers Special Financing Inc., a wholly owned subsidiary of LBHI. By virtue of the bankruptcy filing, these agreements became subject to termination at the option of the Turnpike Authority, and on December 22, 2008, the Turnpike Authority terminated all of the agreements at a net aggregate cost to the Turnpike Authority of approximately $3.2 million. As of March 26, 2009, the Turnpike Authority had received notice from the Lehman Brothers Special Financing Inc. disputing the Turnpike Authority’s calculation of the termination amounts relating to the swaptions but without stating an alternative amount.

On June 24, 2009, Standard & Poor’s downgraded Ambac’s insurer financial strength rating below the threshold at which UBS asserted it was entitled to provide a notice of potential termination of its swap agreements with the Authority. UBS provided notice on June 24, 2009 of an asserted termination event. Under the swap agreements, upon valid notice of a termination event, the Turnpike Authority had 30 days (until July 24, 2009) to provide alternate credit support that was acceptable to UBS, provide collateral essentially equal to the fair value of the swaps or obtain an “A” rating or better on all of the Turnpike Authority’s underlying Metropolitan Highway System (“MHS”) bonds. Prior to the 30-day deadline, the Turnpike Authority obtained sufficiently high ratings on its underlying subordinated MHS bonds to cure the asserted termination events with respect to four of the five UBS swaps. The deadline for curing the asserted termination event with respect to the remaining UBS swap was extended several times by mutual agreement, and on October 20, 2009, the Turnpike Authority reached agreement with UBS that one of the ratings currently assigned to the underlying senior MHS bonds was sufficient to cure the asserted termination event. Legislation authorizing a Commonwealth guaranty of the Turnpike’s swap obligations was due to expire on November 1, 2009. No guaranty was ultimately required to cure the termination event.

Regional Transit Authorities. There are 15 regional transit authorities throughout the Commonwealth that provide public transportation in 231 municipalities with areas not served by the MBTA. These authorities are funded from operating revenues, federal subsidies, state subsidies and assessments paid by the participating municipalities. The subsidies and local assessments are paid one fiscal year in arrears to reimburse the authorities for the net cost of service not covered by operating revenues. In anticipation of receipt of these subsidies and local assessments in the following fiscal year, the authorities issue revenue anticipation notes to fund their net costs of service. In 2002, the Legislature repealed a law which provided for all debt of regional transit authorities to be guaranteed by the Commonwealth. The Commonwealth, however, has continued to fund a significant portion of the authorities’ net cost of service in arrears, and other subsidies and local assessments continue to be paid in arrears to cover the prior fiscal year’s net cost of service. As a result, authorities have had to continue to issue revenue anticipation notes, and the interest cost in connection with their annual revenue anticipation notes has been higher in recent years than it would have been if the Commonwealth guaranty had been in place. Legislation approved by the Governor on July 13, 2008 reinstated the Commonwealth guaranty for revenue anticipation notes issued by regional transit authorities. Similar to the law previously repealed, the legislation provides that the Commonwealth is required to pay any principal or interest on any such note if the authority does not have sufficient funds to make the payment and grants the holder of any such note the right to require such payment by the Commonwealth, which right is enforceable as a claim against the Commonwealth. As of January 2, 2009, revenue anticipation notes issued by regional transit authorities were outstanding in the aggregate principal amount of approximately $138.8 million.

Authorized But Unissued Debt

General obligation bonds of the Commonwealth are authorized to correspond with capital appropriations. Over the last decade, the Commonwealth has typically had a large amount of authorized but unissued debt. However, the Commonwealth’s actual expenditures for capital projects in a given year relate more to the capital needs which the Commonwealth determines it can afford to finance in such year than to the total amount of authorized but unissued debt.

Authorized but unissued debt is measured in accordance with the statutory basis of accounting, which is different from GAAP. Only the net proceeds of bonds issued (exclusive of underwriters’ discount, costs of issuance and other financing costs) are deducted from the amount of authorized but unissued debt. Therefore, the change in authorized but unissued debt at the end of any fiscal year is not intended to correlate to the change in the principal amount of debt outstanding as measured and reported in conformity with GAAP.

There is $38 million of authorized but unissued debt under Chapter 33 of the Acts of 1991 that can only be issued as special obligation bonds secured by receipts in the Commonwealth’s Highway Fund. In addition, several of the statutes authorizing general obligation bonds for transportation purposes also authorize such bonds to be issued as special obligation highway bonds, at the discretion of the Governor and the State Treasurer.

COMMONWEALTH EXPENDITURES

Local Aid

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts (“local aid”) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2008, approximately $5.040 billion (17.5%) of the Commonwealth’s budget was allocated to direct local aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds is earmarked for public education and is distributed through a formula specified in Chapter 70 of the General Laws designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. Beginning in fiscal 2007, the Legislature implemented a new model for the Chapter 70 program which was adjusted to resolve aspects of the formulas that were perceived to be creating inequities in the aid distribution. In fiscal 2009, the third year of this five-year model, the Commonwealth expected to provide a total of $3.949 billion of state aid through the Chapter 70 program.

The State Lottery Fund and the Additional Assistance program comprise the other major components of direct local aid, providing unrestricted funds for municipal use. In fiscal 2008, cities and towns received $935 million in aid from the State Lottery Fund, resulting in a deficit in the State Lottery Fund of $113 million. To eliminate a portion of the $113 million deficit, $81 million was transferred to the State Lottery Fund from the General Fund, leaving a deficit in the State Lottery Fund of $32 million. The fiscal 2009 budget provided for State Lottery Fund distributions of approximately $1.005 billion. Additional Assistance totaling $378.5 million was also provided to cities and towns in fiscal 2008. The Commonwealth was projected to spend $342.9 million on Additional Assistance in fiscal year 2009.

Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the State constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein or (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. The law contains certain voter override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. Between fiscal 1981 and fiscal 2008, the aggregate property tax levy grew from $3.347 billion to $10.992 billion, a compound annual growth rate of 4.46%.

Medicaid

The Commonwealth’s Medicaid program, called MassHealth, provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elders. The program, administered by the Office of Medicaid within the Executive Office of Health and Human Services, receives 50% in federal reimbursement on most expenditures. Beginning in fiscal 1999, payments for some children’s benefits became 65% federally reimbursable under the State Children’s Health Insurance Program (“SCHIP”).

Nearly 30% of the Commonwealth’s budget is devoted to Medicaid. It is the largest and has been one of the fastest growing items in the Commonwealth’s budget. Medicaid spending from fiscal 2005 to fiscal 2009 is estimated to have grown by 7.4% on a compound annual basis. During the same period, Medicaid enrollment is estimated to have increased 4.8% on a compound annual basis, driven largely by eligibility expansions and the individual mandate prescribed by the 2006 health care reform legislation.

Based on enactment of legislation filed by the Governor in January 2009 to close fiscal 2009 budget shortfalls, the fiscal 2009 budget includes $8.579 billion for Medicaid programs and administrative expenses (after the Governor’s 9C spending reductions totaling $238.5 million, partially offset by $177 million in spending adjustments to fund certain program deficiencies). This amount is a 3.9% increase in spending over fiscal year 2008 levels. These spending levels are supported in part by increases in the federal medical assistance percentage (“FMAP”) made available through the American Recovery and Reinvestment Act of 2009. The Executive Office for Administration and Finance originally estimated that the Commonwealth would receive $533 million in additional funding in fiscal 2009 through this FMAP increase.

Updated estimates based on the final version of the American Recovery and Reinvestment Act of 2009 suggested that the Commonwealth would in fact receive greater amounts of additional federal revenue through increases in the FMAP. In early March 2009, the Commonwealth expected to receive $806 million in fiscal 2009 and over $1.1 billion in fiscal 2010 in additional Medicaid matching funds. On March 25, 2009, the Governor proposed a framework for using the additional revenues beyond its original estimates of FMAP receipts ($273 million in additional FMAP funds in fiscal 2009 and $406 million in fiscal 2010) to help fund additional, high-priority Medicaid spending and address other potential health care-related needs. As a result of a mid-year review, fiscal 2009 spending for the Medicaid program was projected to be $8.626 billion. This figure reflected potential spending shortfalls as well as Medicaid spending priorities supported through updated estimates of FMAP receipts. Among other things, the Commonwealth expected that the additional funding would allow for the Medicaid program to address some remaining shortfalls in the program and protect key safety net services.

The fiscal 2010 budget approved by the Governor includes $8.930 billion for MassHealth (a 4.0% increase over fiscal 2009 estimated spending). Excluding spending that was previously off-budget, MassHealth’s fiscal 2010 budget totals $8.640 billion (1% over fiscal 2009 estimated on-budget spending). The fiscal 2010 MassHealth budget has spending exposures (i.e., anticipated spending is greater than budgeted amounts) related to utilization, enrollment and claims processing. Initial estimates suggest a potential exposure of $307 million. MassHealth is also working on quantifying potential additional exposures in the Children’s Behavioral Health Initiative related to compliance with the remedial plan ordered in Rosie D. et al v. the Governor. On November 13, 2009, the Administration announced a plan to address these exposures. In fiscal 2010, the State is slated to be eligible for a FMAP of 61.2% throughout the year. This is expected to generate a total of $1.28 billion in enhanced federal matching funds (i.e., over and above reimbursement that would be received at a 50% federal match), based on the spending levels authorized in the fiscal 2010 budget, after accounting for the Governor’s vetoes.

Federal 1115 MassHealth Demonstration Waiver

July 1, 2008 – June 30, 2011 Waiver Period. On December 22, 2008, the Commonwealth announced that it had reached a final written agreement with the federal Centers for Medicare and Medicaid Services (“CMS”) to continue through June 30, 2011 its section 1115 demonstration waiver, under which the Commonwealth operates the majority of its Medicaid program (including the 2006 health reform expansions), as well as other key elements of the Commonwealth’s health care reform initiative.

The agreement authorizes federal reimbursement for approximately $21.2 billion in state health care spending from fiscal 2009 through fiscal 2011, $4.3 billion more in spending than was authorized for fiscal 2006 through fiscal 2008. It enables the Commonwealth to claim federal reimbursement for all programs at current eligibility and benefit levels (including Commonwealth Care’s subsidized coverage of adults up to 300% of the federal poverty level). Within the overall $21.2 billion spending authority, the agreement authorizes the Commonwealth to claim federal reimbursement over the three-year renewal period for approximately $5 billion of spending within the Safety Net Care Pool, a capped pool of funding used to support several key elements of the Commonwealth’s health reform effort, including Commonwealth Care and the Health Safety Net Trust Fund. This is a $1 billion increase in the Commonwealth’s authority to claim federal reimbursement for programs in the Safety Net Care Pool, compared to the fiscal 2006 through fiscal 2008 waiver period. The agreement also transforms the Safety Net Care Pool by shifting from a series of annual caps to a three-year aggregate cap.

Health Care Reform

In April 2006, the Commonwealth enacted health care reform legislation designed to expand health insurance coverage to virtually all of its residents. The legislation is based on a framework of shared responsibility for expanding health coverage. It requires individuals 18 years and older who can afford health insurance to maintain coverage. In turn, the law reformed State health insurance markets and created the Commonwealth Health Insurance Connector Authority (the “Connector Authority”) to offer individuals a greater choice of affordable private health insurance plans. It also provides low-income adults and children with new opportunities to enroll in affordable, government-subsidized coverage through expanded eligibility for Medicaid and the newly created Commonwealth Care program. Under the health care reform law, businesses with 11 or more full-time employees must either contribute to health insurance coverage for their employees or pay an assessment and must allow their employees to pay their share of the costs of health insurance coverage on a pre-tax basis (known as a Section 125, or “cafeteria plan” option).

MassHealth. The health care reform legislation expanded eligibility for MassHealth, restored certain MassHealth benefits and services that had been cut during prior fiscal crises and created new MassHealth programs. Eligibility for SCHIP was increased to 300% of the federal poverty level, as was eligibility for MassHealth’s Insurance Partnership program. The legislation also increased or eliminated enrollment caps for MassHealth Essential, which offers benefits to long-term unemployed adults; MassHealth HIV Family Assistance, which covers individuals whose income falls at or below 200% of the federal poverty level who are HIV-positive; and CommonHealth, which covers disabled individuals. Enrollment caps for all of these programs have since been eliminated. Moreover, it restored optional MassHealth benefits that had been discontinued in fiscal 2002, including adult dental benefits and coverage for glasses, chiropractic services and prosthetics. The legislation also created new smoking cessation and wellness programs within MassHealth.

Additionally, the health care reform legislation provided for rate increases for acute care hospitals, physicians and managed care organizations. To reflect the need to maintain support for safety net institutions after the sunsetting of previous mechanisms for making supplemental payments to these health systems, Section 122 of the health care reform legislation required the Commonwealth to make transitional supplemental payments to certain safety net providers through fiscal 2009. MassHealth spending attributable to health care reform is divided between MassHealth spending totals and certain amounts distributed through the Commonwealth Care Trust Fund.

Connector Authority, Commonwealth Care, Commonwealth Choice. The health care reform legislation created the Connector Authority to administer the new Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to employer-sponsored insurance. Commonwealth Care began enrolling individuals on October 1, 2006. As of March 1, 2009, over 165,000 residents with incomes up to 300% of the federal poverty level were enrolled in Commonwealth Care.

The fiscal 2009 budget included $869 million for Commonwealth Care, based on prior cost and enrollment projections anticipating that the program would grow to 225,000 members by the end of fiscal 2009. However, net enrollment has been lower than expected (as of March 2009, enrollment was at the same level as at the end of fiscal year 2008), as new sign-ups for Commonwealth Care have been fully offset by members leaving the program on their own and on account of eligibility verification processes. Thus, as of March 26, 2009, Commonwealth Care was projected to cost approximately $788 million in fiscal year 2009. Although costs for Commonwealth Care as of March 26, 2009 were lower than expected in fiscal year 2009, program financing remains a challenge, because of a significant decline in State tax revenues. The program was expected to be fully funded in fiscal year 2009 and fiscal year 2010, reflecting its importance as a core component of the Commonwealth’s safety net for economically vulnerable citizens.

As of December 1, 2009, the fiscal 2010 budget includes $723 million for Commonwealth Care. The fiscal 2010 budgeted amount for Commonwealth Care is lower than fiscal 2009 program spending for two reasons: (i) as proposed by the Legislature and enacted into law, Commonwealth Care coverage previously provided to “aliens with special status” (about 31,000 legal immigrants who do not qualify for federal reimbursement) was terminated as of September 1, 2009; and (ii) budgeted amounts reflect new savings initiatives designed to control Commonwealth Care costs while maintaining the integrity of the program. In addition to the $723 million already allocated for Commonwealth Care, on August 7, 2009, the Governor approved legislation providing an additional $40 million to continue state-subsidized health coverage for these aliens with special status through June 30, 2010. On August 31, 2009, the Governor and the Connector Authority announced plans to contract with a health plan to offer this continuing coverage beginning as early as October 1, 2009. On October 1, 2009, eligible aliens with special status began to be enrolled in the health plan selected to offer this continuing coverage. The Connector Authority continues to monitor cost and enrollment trends for Commonwealth Care for fiscal 2010 and is expected to revise estimates based on updated information. As of December 1, 2009, spending estimates range from $723 million to $769 million, reflecting different potential enrollment scenarios for the program. The cost estimates discussed above represent projections of gross funding needs for Commonwealth Care (net of enrollee contributions) and do not account for federal reimbursement under the Commonwealth’s Medicaid waiver.

Through the Commonwealth Choice program, the Connector Authority is also responsible for offering unsubsidized, affordable health insurance plans to individuals whose income exceeds 300% of the federal poverty level but who do not currently have access to health coverage. Commonwealth Choice also allows small businesses to offer their employees a choice of health insurance plans. As of March 1, 2009, more than 21,000 individuals had enrolled in health plans through the Commonwealth Choice program.

Health Safety Net/Health Safety Net Trust Fund. The Division of Health Care Finance and Policy administers the Health Safety Net (formerly the Uncompensated Care Pool), which reimburses acute care hospitals and community health centers in Massachusetts for eligible services provided to low-income uninsured and underinsured residents of the Commonwealth. As the Commonwealth implements health care reform and aims to insure nearly every resident, the Division is carefully monitoring utilization and costs paid from the Health Safety Net Trust Fund. As of March 26, 2009, the Division reports that Health Safety Net service volume for hospitals and community health centers decreased by 36% during the six-month period of April 2008 through September 2008, as compared to the same six-month period during the prior year. Total costs of Health Safety Net declined by 38% in fiscal 2008, compared to the prior year. (The Health Safety Net’s fiscal year runs from October 1 through September 30.)

Pending finalization of claims data review, Health Safety Net expenditures for un-reimbursed care provided to low-income uninsured and underinsured individuals at acute care hospitals and community health centers were $415.6 million in the Health Safety Net’s fiscal 2008. The General Fund contributed $49.6 million in funding for the Health Safety Net in fiscal 2008, while $344 million was expected to be generated from hospital and insurer assessments and surplus funds transferred from prior year balances. In addition, $60 million in reimbursement for care provided to low-income uninsured and underinsured individuals provided at acute hospitals was expected to be funded by supplemental payments made from other sources. This results in a projected $38 million surplus for Health Safety Net in its fiscal 2008, which has been accounted for on the Commonwealth’s fiscal 2009 balance sheet and has helped to limit the total amount of emergency spending cuts needed in other health care accounts.

The fiscal 2009 budget authorized $453 million in payments made during the Health Safety Net’s fiscal 2009 for care provided to low-income uninsured and underinsured individuals at acute care hospitals and community health centers. The General Fund contributed $63 million to the Trust Fund, and $320 million was expected to be generated from hospital and insurer assessments to pay for Health Safety Net costs. In addition, $70 million in reimbursement for care provided to low-income uninsured and underinsured individuals provided at acute hospitals was expected to be funded by supplemental payments made from other sources. Based on updated projections, Health Safety Net expenditures were likely to be $28 million to $47 million lower than the $453 million provided for in fiscal 2009, but the Executive Office for Administration and Finance proposed retaining the full fiscal 2009 funding in the Trust Fund as a cushion to support actual Health Safety Net spending needs. The Commonwealth also expected to use $64 million in previously appropriated funds contained within the Health Safety Net Trust Fund for other one-time costs associated with the provision of un-reimbursed care to uninsured and underinsured individuals.

The fiscal 2010 budget includes $390 million in dedicated resources for the Health Safety Net, including $320 million from hospital and insurer assessments and $70 million from supplemental payments made by other sources. While there is significant uncertainty about Health Safety Net program costs for fiscal 2010, given the downturn in the economy and lags in data, as of December 1, 2009, demand is projected to exceed these revenues by $50 million to $75 million. In the event that demand exceeds available revenues, the shortfall is expected to be allocated among hospitals based on rules already established in regulation.

The Division of Health Care Finance and Policy continues to monitor Health Safety Net service volume and costs and to update evolving trends relating to Trust Fund care demand. The Commonwealth has indicated that projections will likely change as more data emerges regarding demand on the Health Safety Net.

Office of Health Services

The Office of Health Services encompasses programs and services from the Department of Public Health, the Department of Mental Health and the Division of Health Care Finance and Policy. Their goal is to promote healthy people, families, communities and environments through coordinated care. The departments work in unison to determine that individuals and families can live and work in their communities self sufficiently and safely. The following are a few examples of programs and services provided by this office: substance abuse programs, immunization services, early intervention programs, environmental health services, youth violence programs, supportive housing and residential services for the mentally ill of all ages, and emergency and acute hospital services. The Division of Health Care Finance and Policy works to improve the delivery of and financing of health care by providing information, developing policies and promoting efficiency that benefit the people of the Commonwealth.

For fiscal 2008, the Office of Health Services spent $1.209 billion to provide health programs and services. As of March 26, 2009, the Office was projected to spend $1.224 billion in fiscal 2009. Department of Mental Health spending was $651.0 million in fiscal 2008 and was projected to be $648.1 million in fiscal 2009. The Department of Public Health’s fiscal 2008 spending was $546.8 million and was projected to be $559.4 million in fiscal 2009. Division of Health Care Finance and Policy spending was $11.7 million in fiscal 2008 and, as of March 26, 2009, was projected to be $17.2 million in fiscal 2009.

Office of Children, Youth and Family Services

The Office of Children, Youth and Family Services works to provide services to children and their families through a variety of programs and services. The programs and services are offered through the Department of Social Services, the Department of Youth Services, the Department of Transitional Assistance and the Office of Refugees and Immigrants. The collaborative goal of this office is to work to ensure that individuals, children and families are provided with public assistance needed as well as access to programs that will allow for them to be safe and self-sufficient. The Office of Children, Youth and Family Services overall actual spending was $1.789 billion in fiscal 2008 and, as of March 26, 2009, was projected to be $1.883 billion in fiscal 2009.

Through the Department of Transitional Assistance, the Commonwealth administers four major programs of public assistance for eligible State residents: transitional aid to families with dependent children (“TAFDC”); emergency assistance; emergency aid to the elderly, disabled and children (“EAEDC”); and the state supplemental benefits for residents enrolled in the federal supplemental security income (“SSI”) program. In addition, the Department is responsible for administering the entirely federally funded Supplemental Nutrition Assistance Program (formerly, food stamps), which provides food assistance to low-income families and individuals. The Department oversees state homeless shelter programs and spending for families and individuals. Lastly, beginning in fiscal 2008, the Department established a new supplemental nutritional program, which provides small supplemental benefits to certain working families currently enrolled in the food stamps program.

Total TAFDC expenditures in fiscal 2008 were $287.6 million, or $3.4 million more than fiscal 2007. As of March 26, 2009, total TAFDC expenditures in fiscal 2009 were projected to be $299.0 million, or $11.4 million more than fiscal 2008. Fiscal 2008 expenditures for the EAEDC program were $71.6 million, an increase from fiscal 2007 spending of $67.3 million. As of March 26, 2009, fiscal 2009 expenditures for the EAEDC program were estimated to total $78.8 million, an increase from fiscal 2008 spending of $7.2 million. In fiscal 2008, the State’s supplemental SSI spending was $212.3 million, $6.9 million, or 3.4%, greater than expenditures in fiscal 2007. As of March 26, 2009, the State’s supplemental SSI spending in fiscal 2009 was projected to be 218.0 million, $5.7 million (or 2.7%) greater than expenditures in fiscal 2008.

Federal Welfare Spending. The federal welfare reform legislation that was enacted on August 22, 1996 eliminated the federal entitlement program of aid to families with dependent children and replaced it with block grant funding for transitional assistance to needy families (“TANF”). The TANF program replaced Title IV-A of the Social Security Act and allows states greater flexibility in designing programs that promote work and self-sufficiency. The block grant for the Commonwealth was established at $459.4 million annually for federal fiscal years 1997 through 2006. The Commonwealth must meet federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award. In February 2006, federal legislation reauthorized the TANF block grant providing $459.4 million annually to the Commonwealth for the following five years, provided that the Commonwealth meets federal work requirements outlined below.

Welfare Reform. Under new federal TANF program rules, Massachusetts must meet the federal work participation rate (i.e., the current percentage of families receiving assistance that are participating in work or training-related activities allowed under the program) of 50% for all TANF families and 90% for two-parent families. Through fiscal 2006, Massachusetts was eligible under the federal program rules to lower the State’s total required work participation rate requirement by applying credits earned through annual caseload reductions while continuing to meet federal requirements for state maintenance of effort spending. As of March 26, 2009, the Commonwealth was awaiting a formal determination with respect to the fiscal 2007 caseload reduction credit methodology. Beginning in fiscal 2008, Massachusetts became subject to a new methodology in determining the total annual caseload reduction credit that can be applied to the State’s workforce participation target. Because the new methodology diminished the State’s ability to lower its workforce participation target, the State established a new supplemental nutrition program. Working families enrolled in this new program are counted towards the workforce participation rate and allow the State to meet the federal participation rate. This avoids potential losses in federal revenue due to penalties, while providing the working poor with a meaningful food assistance benefit.

Housing Reform. Reorganization legislation approved by the Governor in February 2009 consolidates all of the housing and homeless-related activities currently provided by the Department of Transitional Assistance (“DTA”) into the Department of Housing and Community Development (“DHCD”). In total, $133.7 million is expected to be transferred from DTA to DHCD in fiscal 2010. The legislation is intended to enable DHCD to achieve better coordination between programs designed to serve the homeless and programs to supply affordable housing.

Office of Disabilities and Community Services

The Office of Disabilities and Community Services assists in the welfare of many disadvantaged residents of Massachusetts through a variety of agencies. Programs and services are provided by the Massachusetts Rehabilitation Commission, the Massachusetts Commission for the Deaf and Hard of Hearing, the Massachusetts Commission for the Blind, the Department of Mental Retardation (which was to be renamed the Department of Developmental Services on July 1, 2009) and the Soldiers’ Homes in Chelsea and Holyoke. These agencies provide assistance to this population and create public awareness to the citizens of the Commonwealth. Other facets of the Office of Disabilities and Community Services include both oversight and inter-agency collaboration which attend to the needs of the community, disabled and multi-disabled population. This holistic approach is designed to ensure that those of all ages with disabilities are able to lead functionally equivalent lives despite limitations that they may face.

The current lawsuit of Rolland v. Patrick et al. (originally Rolland v. Cellucci) affects both the Department of Mental Retardation and the Office of Disabilities and Community Services. Pursuant to the terms of the settlement, the Department of Mental Retardation must provide specialized services to those individuals residing in nursing facilities, place individuals into the community and divert the placement of new individuals. For the past eight years, the Department of Mental Retardation has addressed the needs of the 1,675 individuals with mental retardation and developmental disabilities residing in skilled nursing facilities. Under the settlement agreement, the Commonwealth expected to devote an additional $17-20 million each year to pay for the placement of the affected individuals and the provision of active treatment.

In fiscal 2008, spending for these agencies and the services that they provided totaled $1.4 billion. A considerable portion of this, $1.2 billion, was expended by the Department of Mental Retardation. The Massachusetts Rehabilitation Commission followed in spending by utilizing approximately $54.1 million in fiscal 2008. The remaining amount was allocated among the Massachusetts Rehabilitation Commission, the Massachusetts Commission for the Blind, the Massachusetts Commission for the Deaf and Hard of Hearing and the Massachusetts and Holyoke Soldiers’ Home. The Office of Disabilities and Community Services was projected to spend approximately $1.393 billion in fiscal 2009. Of that amount, the Department of Mental Retardation was expected to spend $1.264 billion.

Department of Elder Affairs

The Department of Elder Affairs (“Elder Affairs”) provides a variety of services and programs to eligible seniors and their families. Elder Affairs administers supportive and congregate housing programs, regulates assisted living residences, provides home care and caregiver support services, and nutrition programs. Eligibility for services is based largely on age, income, and disability status. The Department of Elder Affairs also administers the Prescription Advantage Program. The Department of Elder Affairs spent $294.0 million on senior programs (e.g., housing, nutrition, protective services) in fiscal 2008 and as of March 26, 2009 was projected to spend $278.8 million in fiscal 2009.

Personal Care Attendant Services. The Executive Office of Health and Human Services, through Elder Affairs, offers personal care attendant (“PCA”) services to individuals with disabilities. This community-based service is in line with Elder Affairs’ commitment to providing safe, effective services in the most appropriate setting. Legislation enacted in 2006 established the Personal Care Attendant Quality Home Care Workforce

Council (“PCA Council”) within, but not subject to the control of, the Executive Office of Health and Human Services. As a result of the legislation, PCAs are public employees for the purpose of collective bargaining with the PCA Council but do not receive state employee pension or health benefits. The PCA Council is charged with recruitment and training of PCAs, establishing a referral directory to match consumers with PCAs and assisting consumers in making contact with potential candidates. On November 7, 2007, PCAs voted to be represented by the Service Employees International Union (“SEIU”) 1199 in their negotiations with the PCA Council. The PCA Council has reached a tentative three-year agreement with the PCAs which includes wage increases, paid time off, benefits and a commitment to study the need and options for health insurance benefits for PCAs and to negotiate an agreement regarding health insurance benefits based on the study to commence in fiscal 2010.

Department of Veterans’ Services

The Department of Veterans’ Services provides a variety of services, programs and benefits to eligible veterans and their families. The Department of Veterans’ Services provides outreach services to help eligible veterans enroll in a variety of programs, administers supportive housing and homeless services, and provides over 65,000 veterans, veterans’ spouses and parents with annuity and benefit payments.

In fiscal 2008, the Department of Veterans’ Services spent $46.4 million on veterans’ programs (e.g., outreach, housing and benefits). As of March 26, 2009, projected fiscal 2009 spending was $52.0 million.

Group Insurance

The Group Insurance Commission (“GIC”) provides health insurance benefits to approximately 300,000 active and retired state employees and their dependents. Currently, employee contributions are based on date of hire; all employees hired on or before June 30, 2003 contribute 15% of total premium costs and employees hired after June 30, 2003 pay 20% of premium costs.

The fiscal 2009 budget is consistent with Government Accounting Standards Board (“GASB”) Statement No. 45 and the State’s intent to consolidate spending for current retirees with deposits towards the Commonwealth’s non-pension retiree liability. The original fiscal 2009 budget appropriated $833 million for the GIC to fund health coverage for active employees and their dependents, as well as administrative costs. The fiscal 2009 budget also authorized transfers of up to $372 million to the State Retiree Benefits Trust Fund for the purpose of making expenditures for current retirees and their dependents. Budgeted funding at the GIC in fiscal 2009, including health coverage for active and retired employees and other costs, totaled $1.26 billion, a 7.6% increase over fiscal 2008 budgeted amounts.

As of March 26, 2009, an analysis of GIC fiscal 2009 spending indicated total spending of $1.3 billion, $45.7 million higher than expected. The shortfall is the result of unrealized savings of $31.7 million and an estimated utilization increase of $14 million. The governor filed legislation in October 2008 to reform the employee contribution structure from date-of-hire to one based on salary. The value of savings was estimated to be $28.5 million; however, as of March 26, 2009, legislative action on this proposal was still pending. The additional $3.2 million in planned savings was based on an assumption that reduction in the State workforce would lead to decreased utilization. A greater than expected number of high cost cases not only offset this $3.2 million in planned savings but also resulted in an approximately $14 million deficiency.

Pension

Almost all non-federal public employees in Massachusetts participate in defined-benefit pension plans administered pursuant to state law by 106 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the State (including members of the Massachusetts teachers’ retirement system and teachers in the Boston public schools, who are members of the

State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the state employees’ and Massachusetts teachers’ retirement systems is managed by the Pension Reserves Investment Management (“PRIM”) Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. Many such retirement boards invest their assets with the PRIM Board, and legislation approved in 2007 allows the PRIM Board to take over the assets of local retirement systems that are less than 65% funded and have failed to come within 2% of the PRIM Board’s performance over a ten-year period. With a very small number of exceptions, the members of these state and local retirement systems do not participate in the federal Social Security System.

Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the state employees’ and teachers’ retirement systems. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved for its retirees. Local retirement systems that have established pension funding schedules may opt in to the requirement as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States consumer price index is less than 3%.

Employee Contributions. The state employees’ and Massachusetts teachers’ retirement systems are partially funded by employee contributions of regular compensation—5% for those hired before January 1, 1975, 7% for those hired from January 1, 1975 through December 31, 1983, 8% for those hired from January 1, 1984 through June 30, 1996 and 9% for those hired on or after July 1, 1996, plus an additional 2% of compensation above $30,000 per year for all those members hired on or after January 1, 1979. Employee contributions are 12% of compensation for members of the state police hired after July 1, 1996. Legislation enacted in fiscal 2000 establishing an alternative superannuation retirement benefit program for members of the Massachusetts teachers’ retirement system and teachers of the State-Boston retirement system mandates that active members who opt for the alternative program and all teachers hired on or after July 1, 2001 contribute 11% of regular compensation. Members who elect to participate are required to make a minimum of five years of retirement contributions at the 11% rate. Approximately 45,000 active teachers joined the enhanced benefit program and will retire under the terms of the program over the next 30 years.

Early Retirement Incentive Program. As a means of reducing payroll costs in fiscal 2002 and 2003, the Commonwealth adopted two early retirement incentive programs, each of which offered an enhanced pension benefit to retirement-eligible employees. The Public Employee Retirement Administration Commission (“PERAC”) has reported that the 2002 program resulted in an increased actuarial liability of $312.2 million and that the 2003 program resulted in an increased actuarial liability of $224.8 million.
Unfunded Actuarial Accrued Liability. The retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1988, the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Prior to the establishment of the pension funding program described below, the Commonwealth appropriated approximately $680 million to the pension reserves during the mid-1980’s, in addition to the pay-as-you-go pension costs during those years. Comprehensive pension funding legislation was approved in January 1988 to require the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth’s accumulated unfunded liability. Under current law such unfunded liability is required to be amortized to zero by June 30, 2025.

The Secretary of Administration and Finance is required by law to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization by June 30, 2025, of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule is required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. Funding schedules are to be filed with the Legislature triennially by January 15 and are subject to legislative approval. If a schedule is not approved by the Legislature, payments are to be made in accordance with the most recently approved schedule at a level at least equal to the prior year’s payments. The most recent funding schedule was adopted in March 2009.

Valuation of Pension Obligation. On September 21, 2009, PERAC released its actuarial valuation of the total pension obligation as of January 1, 2009. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $22.080 billion, including approximately $6.730 billion for the State Employees’ Retirement System, $13.620 billion for the Massachusetts Teachers’ Retirement System, $1.410 billion for Boston Teachers and $325 million for cost-of-living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2009 to be approximately $59.140 billion (comprised of $23.720 billion for state employees, $32.540 billion for state teachers, $2.550 billion for Boston Teachers and $325 million for cost-of-living increases reimbursable to local systems). Total assets were valued at approximately $37.060 billion based on a five-year average valuation method, which equaled 110% of the January 1, 2009 total asset market value. The valuation method was the same as the method used in the 2008 valuation. The most recently adopted funding schedule as of December 1, 2009 is based on the January 1, 2008 actuarial results and reflects the recently extended funding schedule deadline of 2025.

On November 9, 2009, in his testimony to the Joint Committee on Public Service, the Secretary of the Executive Office for Administration and Finance noted the impact to the state and local pension funding schedules from the recent losses in state and local pension fund assets and the resulting increase in the annual pension payments that would be required to fully fund the state and local systems on the existing funding schedules. The Secretary pointed out that this poses a significant challenge given the current fiscal constraints but underscored the importance of being thoughtful and deliberate in developing proposals to address this challenge responsibly.

Other Post-Retirement Benefit Obligations (“OPEB”)

Accounting standards promulgated in 2004 by the GASB required the Commonwealth to begin disclosing its liability for other post-employment benefits (commonly referred to as “OPEB”) in its fiscal 2008 financial reports. An initial valuation report by an independent actuarial firm of the Commonwealth’s liability for these health care and life insurance benefits was released in June 2006. The January 1, 2008 valuation report was released on December 4, 2008.

According to the December 2008 report, assuming no pre-funding, the actuarial accrued liability of the Commonwealth for OPEB obligations earned through January 1, 2008 was $15.637 billion. If partial pre-funding was assumed, the actuarial accrued liability was reduced to $11.549 billion. This difference is solely attributable to the standards requirement that a lower discount rate must be used without pre-funding. Under partial pre-funding, the annual required contribution was calculated in December 2008 to commence at $981.4 million for fiscal 2009 and projected to increase to 1.65 billion for fiscal 2018.

Should the Commonwealth not fully fund the amortization of the actuarial liability, a liability for the difference between the amount funded and the actuarially required contribution would be reflected on the Commonwealth’s statement of net assets, as presented on a GAAP basis. The liability would increase or decrease each year depending on the amount funded, investment return and changes in amortization and assumptions. This change in liability would be reflected either as a revenue or expense item in the Commonwealth’s statement of activities as presented on a GAAP basis, dependent on these factors.

In making these calculations, the independent actuarial firm utilized employment and other data provided by the Commonwealth and assumed annual claims growth initially at 10.5% in 2006 (used for initial valuation) declining to 9.5% in the 2008 valuation and ultimately to 5% after ten years and continuation of current benefit levels and current retiree contribution requirements.

The independent actuarial report covered only the Commonwealth’s OPEB obligations for Commonwealth employees and their survivors. Municipalities and authorities of the Commonwealth, even if their health care coverage is administered by the Group Insurance Commission, will perform their own valuations, as the Commonwealth acts only as an agent for these entities with respect to OPEB and does not assume the risk or financial burden of their health care costs.

The difference between the value of pre-funded and non-pre-funded OPEB liabilities is due to the discount rate used in the calculation. In the absence of pre-funding, the discount rate must approximate the Commonwealth’s rate of return on non-pension (liquid) investments over the long term, estimated at 4.5% for the purpose of this study. In the event of pre-funding, the discount rate would increase to a standard return on long-term investments, estimated at 6.40% for the purpose of this study. In order to qualify its OPEB liabilities as pre-funded, the Commonwealth must deposit annual contributions in a qualifying trust in accordance with the requirements of GASB Statement No. 45 (and similar to the program for funding the Commonwealth’s unfunded actuarial liability for pensions).

GASB Statement No. 45 requires that OPEB obligations be recalculated at two-year intervals. Such calculations may be affected by many factors, including changing experience and assumptions regarding future health care claims, by whether or not the Commonwealth enacts legislation that qualifies its OPEB obligations to be calculated on a pre-funded basis, by changes in the Commonwealth’s employee profile and possibly by changes in OPEB coverage levels and retiree contribution requirements. Accordingly, it should be anticipated that the actuarial accrued liability of the Commonwealth for OPEB liabilities may fluctuate.

The executive and legislative branches have been working to develop a short- and long-term strategy for addressing the Commonwealth’s OPEB liability. The State Retiree Benefits Trust Fund was created, and in fiscal 2008 spending for current retirees’ healthcare occurred from the Trust Fund, helping to consolidate the State’s retiree funding efforts and better project future liabilities. In fiscal 2008, the Trust Fund benefited from a one-time transfer of approximately $400 million from the Health Care Security Trust. The fiscal 2008 budget also established a special commission, consisting of representatives of the executive and legislative branches, to study the Commonwealth’s liability for paying retiree health care and other non-pension benefits.

The special commission released its report in July 2008. In its report, the special commission recommends that the Commonwealth develop a strategy to pre-fund the Commonwealth’s OPEB liability. The commission identifies three funding sources—tobacco settlement funds, unanticipated budgetary surpluses and annual legislative appropriations—and recommends funneling funds from all three sources to the State Retiree Benefits Trust Fund in order to address the unfunded OPEB liability. With regard to tobacco settlement funds, the commission advises a phased-in approach, whereby a specified percentage of the settlement funds (increasing from 25% of such funds in year one to 90% of such funds in year four and thereafter) would be transferred to the State Retiree Benefits Trust Fund. In addition to using the tobacco settlement funds, the commission further recommends that the Commonwealth allocate 50% of any unanticipated surplus funds in a budget surplus year to the Trust Fund. Finally, the commission recommends that annual appropriations to the Trust Fund be included in each annual budget so as to eliminate the unfunded liability by 2038.

The fiscal 2009 budget did not include any of the special commission’s recommendations for addressing the Commonwealth’s OPEB liability.

The Governor’s fiscal 2010 budget recommendations would require adoption of a funding schedule for the Commonwealth’s unfunded OPEB liability. Under the Governor’s proposal, funding would be phased in, starting as early as fiscal 2011, using tobacco settlement proceeds and a portion of budget surpluses. The Governor, in the legislation he filed on January 28, 2009, also included a number technical sections that related to the administration and management of the State Retiree Benefits Trust fund. Both the provisions included in the Governor’s fiscal 2010 budget recommendation and the accompanying legislation filed on January 28, 2009 are consistent with recommendations put forth by the commission.

Executive Office of Education

Recently enacted reorganization legislation created an Executive Office of Education encompassing the Department of Early Education and Care, the Department of Elementary and Secondary Education (previously the Department of Education) and the Department of Higher Education (previously the Board of Higher Education). In September 2007, the Governor created a “Readiness Project” and called on a diverse group of education, business and civic leaders to look to the future of public education in the Commonwealth and offer a set of recommendations to transform the state system of public education into a comprehensive, integrated, student-centered education system that begins before kindergarten and continues through grade 12 and beyond. In June 2008, the Project issued a report containing a series of recommendations for improving public education in Massachusetts, and on June 23, 2008, the Governor appointed a Readiness Finance Commission comprised of education, business and policy leaders to identify short-term cost savings and potential new revenue sources, while outlining several options to correct perceived shortcomings of the current state funding formula for public education.

Department of Elementary and Secondary Education

The Department of Elementary and Secondary Education serves the student population from kindergarten through twelfth grade by providing support for students, educators, schools and districts and by providing state leadership. Fiscal 2008 spending was $485.5 million. As of March 26, 2009, fiscal 2009 spending was projected to be $586.4 million. These totals do not include the $3.726 billion appropriated for Chapter 70 aid in fiscal 2008 or the $3.949 billion appropriated in fiscal 2009. The Department of Elementary and Secondary Education is governed by the Executive Office of Education and by the Board of Education, which now includes 13 members. There are 328 school districts in the Commonwealth, serving over 950,000 students.

Department of Higher Education

Fiscal 2008 spending was $1.084 billion. As of March 26, 2009, fiscal 2009 spending was projected to be $1.027 billion. The Commonwealth’s system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The higher education system is coordinated by the Department of Higher Education which has a governing board, the Board of Higher Education, and each institution of higher education is governed by a separate board of trustees. The Board of Higher Education nominates, and the Secretary of Education appoints, a Commissioner of Higher Education, who is responsible for carrying out the policies established by the board at the Department of Higher Education.

The operating revenues of each institution consist primarily of state appropriations and of student fees that are set by the board of trustees of each institution. Tuition levels are set by the Board of Higher Education. State-supported tuition revenue is required to be remitted to the State Treasurer by each institution; however, the Massachusetts College of Art and Design and the Massachusetts Maritime Academy have the authority to retain tuition indefinitely. The board of trustees of each institution submits annually audited financial statements to the Comptroller and the Board of Higher Education. The Department of Higher Education prepares annual operating budget requests on behalf of all institutions, which are submitted to the Executive Office of Education and subsequently to the Executive Office for Administration and Finance and to the House and Senate Committees on Ways and Means. The Legislature appropriates funds for the higher education system in the Commonwealth’s annual operating budget in various line items for each institution.

Department of Early Education and Care

The Department of Early Education and Care provides support to children and families seeking a foundational education. Additionally, the Department strives to educate current and prospective early education and care providers in a variety of instructive aspects. Included within the Department’s programs and services are supportive child care, TANF-related child care, low-income child care, Head Start grants, universal pre-kindergarten, quality enhancement programs, professional development programs, mental health programs, healthy families programs and family support and engagement programs. Two of these programs, the supportive and TANF-related child care, help children receiving or referred services by the Department of Social Services or the Department of Transitional Assistance.

In fiscal 2008, the Department spent approximately $549.9 million. The largest accounts responsible for spending included TANF-related child care ($181.6 million), low-income children ($208.9 million) and supportive child care ($66.8 million). As of March 26, 2009, the Department was projected to spend $569.2 million in fiscal 2009.

Public Safety

The Commonwealth is estimated to have spent a total of $1.527 billion in fiscal 2008 for the Executive Office of Public Safety and Security and sheriffs. As of March 26, 2009, the Office was projected to spend $1.546 billion in fiscal 2009. Twelve state agencies fall under the umbrella of the Executive Office of Public Safety and Security. The largest is the Department of Correction, which operates 18 correctional facilities and centers across the Commonwealth, expended $540 million in fiscal 2008 and was expected to spend $543.8 million in fiscal 2009. The State Police spent $286.5 million in fiscal 2008 and was projected to spend $290 million in fiscal 2009. Other public safety agencies include the Parole Board, the Department of Fire Services, the Military Division, the Office of the Chief Medical Examiner and six other public safety related agencies. In addition to expenditures for these twelve state public safety agencies, the Commonwealth provides funding for the operation of 16 regional jails and correctional facilities that are managed by independently elected sheriffs, for which the Commonwealth expended $500.8 million in fiscal 2008 and was expected to spend $509.6 million in fiscal 2009. Expenditures for all other public safety agencies were $199.4 million in fiscal 2008 and were projected at $202.7 million for fiscal 2009.

Energy and Environmental Affairs

In fiscal 2008, the Executive Office of Environmental Affairs was reorganized into the Executive Office of Energy and Environmental Affairs. This reorganization included the transfer of the Department of Energy Resources and Department of Public Utilities from the Executive Office of Economic Development to the new secretariat. The Executive Office of Energy and Environmental Affairs spent $23.8 million in fiscal 2008 and was projected to spend $21.6 million in fiscal 2009 for policy development, environmental law enforcement services and oversight of agencies and programs. Six state agencies and numerous boards fall under the umbrella of the Executive Office of Energy and Environmental Affairs. The largest is the Department of Conservation and Recreation, which operates over 600,000 acres of public parkland, recreational facilities, watersheds and forests across the Commonwealth, expending $97 million in fiscal 2008 and a projected $94 million in fiscal 2009. Other environmental agencies include the Department of Agricultural Resources, responsible for the State’s agricultural and food safety programs, which spent $18 million in fiscal 2008 and was projected to spend $17.9 million in fiscal 2009; the Department of Environmental Protection, which spent $59.3 million in fiscal 2008 and was projected to spend $58.5 million in fiscal 2009 for clean air, water, recycling and environmental remediation programs; and the Department of Fish and Game, which spent $19 million in fiscal 2008 and was projected to spend $18.8 million in fiscal 2009 for the management and protection of endangered species, fisheries and habitat. Additional agencies include the Department of Public Utilities, which spent $7.1 million in fiscal 2008 and was projected to spend $9.5 million in fiscal 2009 for oversight of electric, gas, water and transportation utilities, and the Department of Energy Resources, which spent $1.6 million in fiscal 2008 and was projected to spend $2.9 million in fiscal 2009 for energy planning, management and oversight.

Debt Service

Debt service expenditures relate to general obligation bonds and notes, special obligation bonds and federal grant anticipation notes issued by the Commonwealth.

Other Program Expenditures

The remaining expenditures on other programs and services for state government amounted to $2.414 billion in fiscal 2008 and, as of March 26, 2009, were projected to be $2.312 billion in fiscal 2009, including the judiciary ($803.3 million in fiscal 2009), district attorneys ($99.8 million in fiscal 2009), the Attorney General ($41.7 million in fiscal 2009), the Executive Office for Administration and Finance ($354.4 million in fiscal 2009), the Executive Office of Transportation and Public Works ($284.6 million in fiscal 2009), the Executive Office for Housing and Economic Development ($222.2 million in fiscal 2009), the Executive Office of Labor and Workforce Development ($75.5 million in fiscal 2009) and various other programs ($430.5 million in fiscal 2009).

COMMONWEALTH CAPITAL INVESTMENT PLAN

The Executive Office for Administration and Finance annually updates its five-year capital investment plan, including its debt affordability analysis. The five-year plan coordinates capital expenditures by State agencies and authorities that are funded primarily by Commonwealth debt, third-party payments and federal reimbursements. Beginning in fiscal 2009, capital funds are also expected to be provided through fiscal 2012 pursuant to the American Recovery and Reinvestment Act of 2009.

The Executive Office for Administration and Finance sets an annual administrative limit on the amount of bond-funded capital expenditures. The purpose of the administrative limit, known as the “bond cap,” is to keep Commonwealth debt within affordable levels.

On October 7, 2009, the Governor released a five-year capital investment plan for fiscal 2010 through fiscal 2014, totaling nearly $17 billion. With the release of the five-year capital investment plan, the Governor announced that the bond cap would be $1.5 billion for fiscal 2010, plus $150 million in unused bond cap from fiscal 2009 which has been carried forward to support spending in fiscal 2010. The bond cap for fiscal 2011 is projected to be $1.625 billion, and is projected to increase by $125 million in each subsequent fiscal year through fiscal 2014.

The bond cap determination is based on the debt affordability policy described in the updated debt affordability analysis. Under this policy, the Executive Office for Administration and Finance will set the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. For this purpose, debt service includes principal and interest payments on all general obligation debt, special obligation gas tax debt, interest on federal grant anticipation notes, general obligation contract assistance payment obligations and budgetary contract assistant payment obligations on certain capital lease financings. In addition, while the accelerated bridge program will be funded outside of the bond cap, the related debt service costs of the program have been fully accounted for under the debt affordability policy in setting the bond cap at the designated levels. However, when a project financed with debt payable by the Commonwealth directly or indirectly generates new State revenue that is applied to the payment of such debt, the Executive Office for Administration and Finance will exclude the debt, the related debt service payment obligations and the new revenue used to pay such obligations from the debt affordability analysis. For example, bonds issued by MassDevelopment and payable by the Commonwealth pursuant to the I-Cubed program or for the parkway at the former South Weymouth naval base is expected to be excluded from the bond cap, as the Commonwealth’s payment liability with respect to such bonds is expected to be limited to the new state tax revenues generated from the private development supported by the infrastructure improvements financed by the bonds.

For purpose of the debt affordability analysis, budgeted revenue includes all Commonwealth taxes and other revenues available to pay Commonwealth operating expenses, including debt service, pensions and other budgetary obligations. It does not include off-budget revenues dedicated to the MBTA, the MSBA and the Massachusetts Convention Center Authority. The fiscal 2010 estimate was based on the fiscal 2010 budget as originally approved and does not take into account the subsequent downward revision of the fiscal 2010 revenue estimate by the Secretary of Administration and Finance on October 15, 2009. For purposes of projecting budgeted revenue in future fiscal years, the compound annual growth rate in budgeted revenues from fiscal years 2000 through 2010 of 2.66% was applied to fiscal 2011 revenues and to each year thereafter. This is consistent with the debt affordability policy, which states that projected increases to budgeted revenues will be the lesser of 3% or the actual compound annual growth rate over the last ten fiscal years.

In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap for the regular capital program to not more than $125 million. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels. As noted above, the bond cap is expected to grow by $125 million from fiscal 2010 through fiscal 2014.

The Commonwealth has indicated that the Executive Office for Administration and Finance will revisit the debt capacity and affordability analysis periodically, and at least every year, to revise estimates for future years by taking into account fluctuations in interest rates, budgeted revenues and other changes affecting the Commonwealth’s debt capacity. In addition, the Commonwealth has indicated that the Executive Office for Administration and Finance will annually assess the appropriateness of the methodology and constraints for establishing the bond cap.

The capital investment plan for fiscal 2010 through fiscal 2014 is designed to allocate resources strategically to invest in the Commonwealth’s public facilities and programs and represents the Governor’s vision for public infrastructure. The different sources of funding for the capital program include:

•	Bond cap—Commonwealth borrowing to support the regular capital program;

•	Federal—federal reimbursements for capital expenditures, primarily for transportation projects;

•

Third-party—contributions made by third parties to capital projects being carried out by the Commonwealth and Commonwealth contributions to the Central Artery/Ted Williams Tunnel project from annual operating revenues;

•	Project-Financed Bonds—self-supporting bonds payable by the Commonwealth from a project-related stream of revenue;

•	Accelerated Bridge—Commonwealth gas tax bonds or federal grant anticipation notes issued to fund the accelerated bridge program; and

•	American Recovery and Reinvestment Act of 2009—funds provided by the federal stimulus bill directly to the Commonwealth for targeted capital investments.

Legislation enacted in 2004 established a special Transportation Finance Commission to develop a comprehensive, multi-modal, long-range transportation finance plan for the Commonwealth. The Commission was charged with analyzing the State’s long-term capital and operating needs for the transportation system and the funds expected to be available for such needs, as well as recommending how to close any perceived funding gap through potential cost savings, efficiencies and additional revenues. On March 28, 2007, the Commission issued a report containing its analysis of the Commonwealth’s ability to fund needed surface transportation improvements over the next 20 years. For state-controlled roads and bridges and state environmental transit commitments related to the Central Artery/Ted Williams Tunnel project, the report identifies funding needs of $25.670 billion and expected available state and federal funding of $16.820 billion, leaving a funding gap of $8.849 billion. The report also identifies substantial needs and funding gaps related to the Massachusetts

Turnpike system, local roads and bridges, MBTA operations and capital needs and the Tobin Bridge (owned and operated by the Massachusetts Port Authority). In total, the report estimated a funding gap for all of these transportation assets of between $15 billion and $19 billion over the next 20 years. On September 17, 2007, the Transportation Finance Commission issued its second report, containing recommendations for closing the funding gap identified in the commission’s first report. The commission recommended 22 reform initiatives, which it estimated could save approximately $2.5 billion over 20 years. The report also included six proposals for transportation revitalization; the commission estimated that these proposals could generate more than $18.7 billion in new revenue to fund transportation infrastructure improvements over 20 years.

On February 5, 2009, the Senate Chairman of the Joint Committee on Transportation filed legislation to establish a new Massachusetts Surface Transportation Authority that would assume responsibility for operating, maintaining and financing the Commonwealth’s roads, bridges and transit operations, including those currently under the jurisdiction of the Massachusetts Highway Department, the Division of Conservation and Recreation, the Massachusetts Turnpike Authority, the Massachusetts Port Authority, the MBTA and the regional transit authorities. On March 25, 2009, the Senate approved a revised version of the legislation. Under the Senate bill, the State highway system and the western turnpike would be transferred to the new Authority on July 1, 2009, the Tobin Bridge (now owned by the Massachusetts Port Authority) and the Massachusetts Highway System would be transferred on July 1, 2010, and the public transit system would be transferred on July 1, 2011. A new Surface Transportation Trust Fund would be established, effective July 1, 2009, to receive all transportation-related revenues, and expenditures from that fund would be made by the new Authority. The new Authority would be authorized to issue bonds payable from revenues allocated to the Trust Fund and other resources available to it, subject to a ceiling of $10 billion of bonds outstanding at any time. Except as described below, the Authority’s debt would not be a debt of the Commonwealth or secured by a pledge of the Commonwealth’s full faith and credit. Among the revenues that would be deposited in the Surface Transportation Trust Fund would be the gasoline tax receipts that are pledged to the payment of outstanding Commonwealth special obligation bonds, and the new Authority would become responsible for paying the debt service on those bonds.

The Senate bill would direct the State Treasurer, on behalf of the Commonwealth, to loan the new Surface Transportation Authority an amount not to exceed $100 million in order to provide funds to the Authority during the period between the effective date of the legislation and December 31, 2009. The loan would have to be repaid, with interest, by June 30, 2010. The Authority would be authorized, prior to June 30, 2014, to issue up to $1 billion of Commonwealth-guaranteed notes to repay the Commonwealth loan, to pay costs of projects and to pay operating costs of the Authority. Such notes would be issued either in anticipation of revenues or of bonds, and all such notes would have to mature by June 30, 2014. The terms of the Commonwealth guaranty would be determined by the Secretary of Administration and Finance, with the approval of the Governor. The State Treasurer would be authorized to issue general obligation notes of the Commonwealth (maturing not more than 18 months from their date of issuance) in order to fund the initial loan to the Authority, and would also be authorized to issue up to $1 billion of Commonwealth general obligation bonds if needed to pay the principal of Commonwealth-guaranteed Authority notes and up to $150 million of general obligation bonds if needed to pay interest on such notes. Such Commonwealth bonds would be authorized for maximum terms of 20 years. The Authority would be required to reimburse the Commonwealth according to a schedule to be determined by the Secretary of Administration and Finance at the time the bonds were issued.

On February 24, 2009, the Governor filed legislation designed to reform the state transportation system. The legislation would create a consolidated state Department of Transportation within the Executive Office of Transportation and Public Works that would have four administrative divisions: a highway division, a rail and transit division, an aviation and port division, and a division of motor vehicles. The Massachusetts Turnpike Authority would be abolished by July 1, 2010, its debt and other financial obligations would be assumed by the Department of Transportation, and its assets would be transferred to the highway division. The Tobin Bridge, now owned and operated by the Massachusetts Port Authority, would also be transferred to the highway division, and the Department of Transportation would assume all of the Port Authority’s obligations relating to the bridge. The Department of Transportation and the Port Authority would have 90 days after the effective date of the bill to agree on an amount of compensation to the Port Authority for the bridge; 70% of the funds received by the Port Authority would have to be expended on a list of specified transportation projects. The legislation would create a Transportation Fund (to replace the existing Highway Fund) to which a variety of transportation-related revenues would be dedicated and which would be used, among other things, to secure special obligation bonds to be issued by the Commonwealth. The legislation would provide for a 19¢ increase in the gasoline tax, effective July 1, 2009 (annually adjusted for inflation beginning July 1, 2011), that would be dedicated to various transportation purposes, including 6¢ that would be dedicated to the MBTA and 4¢ that would be used for Turnpike Authority-related purposes. The legislation would also mandate that all regional transit authorities move to a forward-funded budgeting system.

On April 7, 2009, the House of Representatives approved its version of legislation designed to reform the State’s transportation system. The House bill would eliminate the Massachusetts Turnpike Authority and would establish a new Massachusetts Transportation and Infrastructure Authority, which would control the state highway system, the Massachusetts turnpike, the Metropolitan Highway System and the Tobin Bridge, and which would be supported by a dedicated state revenue stream as well as turnpike, tunnel and bridge tolls. A legislative conference committee to reconcile the House and Senate bills to reform the state transportation system held its first meeting on May 7, 2009.

In April 2007, the Governor announced his plan to proceed with the South Coast Rail Project. The South Coast Rail Project is a $1.435 billion project to extend commuter rail service from Boston to the southeastern region of Massachusetts. The initial planning phase of the project is expected to last through fiscal year 2010 and cost approximately $23.4 million, which is expected to be funded with proceeds of general obligation bonds of the Commonwealth. A finance plan for the design and construction phase of the project, expected to run from fiscal years 2011 through 2017, was anticipated to be completed by January 1, 2010.

On June 16, 2008, the Governor approved legislation in support of the life sciences industry that is consistent in structure and funding amounts with the bill originally filed by the Governor on July 17, 2007. Among other initiatives and provisions relating to the Massachusetts Life Sciences Center, the legislation authorizes the borrowing of $500 million over a 10-year period to fund capital investments and infrastructure improvements around the State to support research and development of new projects in the life sciences industry. The legislation also contemplates the spending of $250 million of operating funds over the next 10 years to support research and fellowships and $250 million in tax credits over the next ten years for companies that bring jobs to Massachusetts in the life sciences industry.

On August 7, 2008, the Governor approved a $2.2 billion higher education bond authorization. The legislation includes authorizations for new buildings, renovation projects and capital improvements at each of the Commonwealth’s public higher education campuses. Of the $2.2 billion total authorization, $1.2 billion would be dedicated to capital investments at state and community colleges, and $1 billion would be dedicated to capital investments at the University of Massachusetts. The authorized amounts are expected to be expended over a ten-year period.

On August 4, 2008, the Governor approved legislation creating a Massachusetts Broadband Institute within the Massachusetts Technology Collaborative. The Institute is to administer a new Broadband Incentive Fund, to be capitalized by general obligation bonds in the amount of $40 million, to invest in long-lived, publicly owned broadband infrastructure, enabling private firms to partner with the State to connect the Commonwealth’s un-served and underserved communities to broadband services.

On May 29, 2008, the Governor approved a $1.275 billion affordable housing bond bill which includes $500 million for the preservation and improvement of the Commonwealth’s 50,000 units of state-owned public housing. The legislation also provides authorization for various programs that subsidize the development and preservation of privately owned affordable housing, including $200 million for the Affordable Housing Trust Fund and $125 million for the Housing Stabilization Fund.

On November 29, 2007, the Governor filed a three-year, $2.9 billion transportation bond bill designed to leverage additional federal funds for a total investment of $4.8 billion. In December 2007, the Federal Highway Administration and the Federal Transit Administration notified the Commonwealth that they would not approve the Commonwealth’s statewide transportation improvement plan and subsequent federal reimbursements of future transportation projects until the Commonwealth could demonstrate that adequate bond authorizations were available. The Legislature split the Governor’s bill into two parts, and on April 17, 2008, the Governor approved a partial version of the bill, authorizing $1.6 billion for transportation improvements and leveraging $1.9 billion in federal reimbursements. Also included in this legislation were $150 million for Chapter 90 grants to cities and towns for local roads and bridges in fiscal 2009 and $700 million for certain mass transit improvements required as part of the State implementation plan. The legislation approved on April 17, 2008 is expected to bring the Commonwealth into compliance with the Federal Highway Administration and Federal Transit Authority orders. On August 8, 2008, the Governor approved a second transportation bond bill authorizing $1.445 billion for road and bridge projects and other transportation-related capital investments.

On August 14, 2008 the Governor approved a $1.657 billion land, parks and clean energy bond bill. This legislation includes funding for land protection and acquisition and funding to enhance state parks and rebuild related infrastructure. The legislation also includes authorization for new programs to address environmental challenges.

On August 11, 2008, the Governor approved a $3.3 billion general government bond bill making targeted investments in public safety, city and town facilities, state buildings, and information technology systems. Included in the bill is authorization to assist communities with local infrastructure needs, improvements to state and county correctional facilities, improvements to court facilities throughout Massachusetts and capital repairs, ongoing maintenance and unforeseen emergency capital needs at state office buildings and facilities. The legislation also authorizes targeted investments to spur economic development in Massachusetts communities, including funding to help small businesses throughout the Commonwealth. To enhance government services provided to all citizens of the Commonwealth, the legislation includes funding to modernize critical state information technology systems, including funding to replace and upgrade the outdated and overburdened systems at the Department of Revenue and the Registry of Motor Vehicles.

Bond authorization legislation enacted in 2008 includes provisions that will de-authorize nearly $800 million of old, unused bond authorizations. The 2009-2013 capital investment plan was developed assuming the bond bills were adopted as originally filed by the Governor. The Commonwealth has indicated that, although the total amounts of certain bond authorizations passed by the Legislature exceeded the amounts filed by the Governor, the Executive Office for Administration and Finance will continue to determine the annual borrowing amounts based on the debt affordability policy described above.

On August 4, 2008, the Governor approved legislation authorizing $2.984 billion in Commonwealth bonds to finance an accelerated structurally deficient bridge program. The program, which was developed in collaboration with the State Treasurer, is expected to finance over 250 bridge projects over the next eight years with approximately $1.9 billion of special obligation bonds secured by a portion of the gas tax and $1.1 billion of grant anticipation notes secured by future federal funds. By accelerating the investment in bridges, the Commonwealth expects to realize hundreds of millions of dollars of savings from avoided inflation and deferred maintenance costs. The proposed legislation targets bridges under the jurisdiction of the Massachusetts Highway Department and the Department of Conservation and Recreation. The Commonwealth has indicated that the borrowing for the program will be in addition to the bond cap amounts available to fund the regular capital program but will be taken into account under the State’s existing debt policy to ensure that annual debt service is maintained at a level which will not exceed 8% of budgeted revenues.

Central Artery/Ted Williams Tunnel Project

One of the largest components of the Commonwealth’s capital program in recent years has been the Central Artery/Ted Williams Tunnel (“CA/T”) Project, a major construction project that is part of the completion of the federal interstate highway system. The CA/T Project has involved the replacement of the elevated portion of Interstate 93 in downtown Boston (the Central Artery) with an underground expressway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) linking the Boston terminus of the Massachusetts Turnpike (Interstate 90) to Logan International Airport and points north. The CA/T Project is administered by the Massachusetts Turnpike Authority (“Turnpike Authority”).

Project Status. The CA/T Project was substantially completed in January 2006, with all major ramps, roadway and streets open for public use and most major contracts in the closeout phase. The major components of the work remaining for final completion of the CA/T Project include reconstruction of the downtown surface street system, completion of the traffic management system and construction of certain parks. As of March 2009, remaining work was expected to be completed in 2009, except for certain park elements, which were expected to be completed in 2010 by the Division of Conservation and Recreation after the transfer of remaining CA/T Project park funding to the Division.

Project Budget and Oversight and Delay of Federal Funding. Periodically, the Turnpike Authority has produced a cost/schedule update for the project, of which the most recent version, Revision 11 (“CSU 11”), was prepared in July 2004 and included a $14.625 billion CA/T Project budget. In addition, and in accordance with federal and state law, the CA/T Project develops finance plans which must receive certain federal and state approvals.

In October 2000, following an announcement by CA/T Project officials of substantially increased cost estimates, a federal law was enacted that requires the U.S. Secretary of Transportation to withhold federal funds and all project approvals for the CA/T Project in each federal fiscal year unless the Secretary has approved an annual update of the project’s finance plan for such year and has determined that the Commonwealth is maintaining a balanced statewide transportation program and is in full compliance with a project partnership agreement among the Federal Highway Administration, the Executive Office of Transportation and Public Works, the Turnpike Authority and the Massachusetts Highway Department. In addition, the law limits total federal funding for the CA/T Project to $8.549 billion (including $1.5 billion to pay the principal of federal grant anticipation notes), consistent with the project partnership agreement. Finally, the law ties future federal funding for the project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the project’s finance plan is consistent with Federal Highway Administration financial plan guidance. Should any federal assistance be withheld from the CA/T Project pursuant to such law, such funding is nonetheless available to the Commonwealth for projects other than the CA/T Project. Moreover, the law provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the CA/T Project.

The CA/T Project finance plans submitted through October 2003 received the requisite approvals. The subsequent finance plan, based on CSU 11, was submitted in July 2004, and, based on a May 2007 finance plan update and subsequent supplements thereto, the finance plan received requisite approval on March 13, 2009. The remaining $162 million of federal funds for the project were withheld from the project pending the federal approval (as of March 26, 2009, the federal funds were expected to be received in total by June 30, 2009). The delay in receiving federal approval was due primarily to questions raised regarding the availability of certain budgeted project financing sources and to the desire of the Federal Highway Administration to review a finance plan with updated cost estimates and funding sources. The Commonwealth has made funds available to the CA/T Project to bridge the ultimate receipt of federal funds. The Commonwealth has indicated that it expects to continue this practice, to the extent necessary, until the federal funds are received.

Based on the updated cost estimate of $14.808 billion and certain other cash flow adjustments reflected in the May 2007 updated finance plan, $210 million of additional funding was needed for the project. Pursuant to a September 2008 agreement between the Commonwealth and the Turnpike Authority (which updated and amended a May 2007 agreement), the Commonwealth agreed to cover the $210 million funding shortfall from the following two sources: (a) at least $177 million projected to be available in the Statewide Road and Bridge and Central Artery/Tunnel Infrastructure Fund (“TIF”); and (b) up to $33 million of Commonwealth bond proceeds. This commitment by the Commonwealth to cover the funding shortfall is subject to the following conditions: (i) the Turnpike Authority must cover any future shortfalls in Turnpike Authority funding to complete the project and any costs in excess of $14.808 billion; (ii) all cost recoveries and insurance proceeds that are received by the Turnpike Authority or the Commonwealth shall be deposited into the TIF to pay project costs in lieu of the additional amounts committed by the Commonwealth or to reimburse the Commonwealth for project costs already paid, except to the extent such cost recoveries are required to be credited to the Central Artery/Tunnel Project Repairs and Maintenance Trust Fund; (iii) to the extent that, by June 30, 2010, the amounts described in clause (ii) above received by or paid to the Commonwealth have aggregated less than the portion of the $210 million funding shortfall paid from Commonwealth bonds, the Turnpike Authority will pay the difference to the Commonwealth by not later than January 1, 2011; and (iv) to the extent legally and practically feasible, the Turnpike Authority must comply with new reporting requirements to improve the transparency of project financing matters to the Commonwealth.

The revised project cost estimates reflected in the May 2007 updated finance plan were based on assumptions concerning the resolution of claims, liquidated damages and back charges to the Turnpike Authority that the Turnpike Authority believed to be reasonable. The actual resolution of such amounts could vary from those assumptions. The order of magnitude of the additional exposure related to such claims, liquidated damages and back charges was estimated to be $160 million as of May 2007.

Recent Settlement. On January 23, 2008, the United States Attorney General and the Massachusetts Attorney General entered into a global resolution of criminal and civil claims with the joint venture of Bechtel/Parsons Brinckerhoff, Bechtel Infrastructure Corp. and PB Americas, Inc., f/k/a Parsons Brinckerhoff Quade and Douglas, Inc. (“Bechtel/Parsons Brinckerhoff”), the management consultant to the CA/T Project. Bechtel/Parsons Brinckerhoff agreed to pay over $407 million to resolve its criminal and civil liabilities in connection with the collapse of part of the I-90 Connector Tunnel ceiling (described below) and defects in the slurry walls of the Tip O’Neill Tunnel. In addition, 24 section design consultants, other contractors who worked on various parts of the project, agreed to pay an additional $51 million to resolve certain cost-recovery issues associated with the design of the CA/T Project. In total, the United States and the Commonwealth expected to recover $458 million, including interest. These settlements followed an earlier settlement with Aggregate Industries Northeast Region for $42.7 million relating to cost recovery issues with the CA/T Project. In total, the United States and the Commonwealth expect to recover $500.7 million, including interest from all of these settlements. As of March 26, 2009, the Commonwealth had received $413.8 million, including interest, of which $17 million was deposited in the Statewide Road and Bridge and Central Artery/Tunnel Infrastructure Fund. This settlement does not release the defendants from future catastrophic events having an aggregate cost of greater than $50 million, but the liability of Bechtel/Parsons Brinckerhoff for such a future catastrophic event is capped at $100 million.

The settlement agreement and legislation require that the settlement amounts and certain other cost recovery amounts be deposited in a trust fund and dedicated to non-routine maintenance of the CA/T Project and reimbursement of certain costs incurred by the Commonwealth and the Turnpike Authority to repair components of the project. All other cost recoveries, insurance proceeds and certain real estate proceeds will be deposited in the TIF for purposes of paying costs of the CA/T Project or reimbursing the Commonwealth for payment of such costs.

July 2006 Incident and Other Quality Concerns. On July 10, 2006, concrete ceiling panels in the eastbound portal of the I-90 Seaport Access Tunnel (“Seaport Tunnel”) that leads to the Ted Williams Tunnel came loose and fell on a traveling automobile and the roadway, causing bodily injury and the death of the passenger in the automobile, and extensive property damage to the Seaport Tunnel (the “Accident”). On July 10, 2007, the National Transportation Safety Board released its findings pertaining to the Accident. The Board’s assessment was that the proximate cause of the failure was the use of a fast-setting epoxy anchoring system which was susceptible to “creep,” i.e., the tendency for slippage or elongation with the application of sustained tensile loads. Repairs and other work related to the Accident and included in the May 2007 finance plan update have been estimated to cost $48 million. As of March 26, 2009, these costs were being borne by the Commonwealth. The Commonwealth and the Turnpike Authority anticipated that all such costs, and certain other project costs incurred by the Commonwealth and the Turnpike Authority, would be eligible for reimbursement from the settlement amounts deposited in the CA/T trust fund described above.

Following the Accident and pursuant to a new state law enacted in response to the Accident, the Executive Office of Transportation and Public Works assumed oversight and responsibility for the inspection and remediation of the Seaport Tunnel. In addition, the Commonwealth instituted a comprehensive safety audit of all tunnels that are part of the Metropolitan Highway System, including the tunnels that are part of the CA/T Project (the so-called “stem-to-stern” review). The Legislature appropriated $20 million to fund the audit. Phase I of the safety audit addressed the most safety-critical elements of the CA/T Project, including the tunnel components, as well as ceiling systems of the Sumner, Callahan and Central Artery North Area tunnels. Phase IA of the safety review responded to comments and Phase I recommendations and developed a scope and work plan for Phase II. Phase II of the safety review includes follow-up services related to the findings of Phase I and review of structural and life safety systems in other elements of the Metropolitan Highway System. As a result of the Phase I review, the epoxy anchors securing the ceiling panels in the Seaport Tunnel were replaced, and the tunnel was subsequently reopened. The Phase I review of the Ted Williams Tunnel ceiling panel anchors showed some evidence of distress and/or pull-out. Repairs were made at those locations that most concerned inspectors. The Commonwealth has indicated that other less urgent ‘suspect’ anchorage locations have been identified and are being inspected on a yearly basis. In addition to Phases I and IA of the safety review, Phase II has also been completed. Consistent with earlier phases, the review concluded that “[o]verall, structural systems were conservatively designed and fundamentally robust, but not without some areas of concern.” The Commonwealth has indicated that all immediate safety concerns have been mitigated, and what remains is the remediation of approximately 240 less urgent issues that will be addressed through the Turnpike Authority’s capital improvement program, the Central Artery/Tunnel Project Repairs and Maintenance Trust Fund and Turnpike Authority maintenance forces.”

Transportation Reform Legislation

On June 18, 2009 the Legislature enacted, and on June 26, 2009 the Governor approved, legislation designed to reform the Commonwealth’s transportation system. The legislation created a new authority called the Massachusetts Department of Transportation (“MassDOT”), governed by a five-member board appointed by the Governor. The Governor has appointed a Secretary of MassDOT, who serves as the new authority’s chief executive officer. MassDOT has an office of planning and programming and four divisions—one for highways, one for mass transit, one for aeronautics and one for the Registry of Motor Vehicles—which share administrative functions such as human resources, financial management, information technology and planning. Each division is headed by an administrator appointed by the Secretary of MassDOT. The board of MassDOT was authorized to begin exercising its powers on November 1, 2009.

The transportation reform legislation provided for the dissolution of the Massachusetts Turnpike Authority and the transfer of its assets, liabilities, obligations and debt to MassDOT, which has a separate legal existence from the Commonwealth. MassDOT assumed the rights, powers and duties of the Turnpike Authority effective November 1, 2009. The legislation maintained the separate existence of the MBTA, but its governing board was abolished and has been replaced by a new five-member board appointed by the Governor. The Massachusetts Port Authority remains an independent authority, but the legislation provides that the Tobin Memorial Bridge, a tolled bridge which was owned and operated by the Port Authority as of December 1, 2009, was to be transferred to MassDOT on January 1, 2010.

All regional transit authorities in the Commonwealth are mandated to shift to a forward-funded budgeting system no later than fiscal 2012. The Secretary of Administration and Finance is to develop a plan for accomplishing this conversion and to seek the necessary appropriations.

The transportation reform legislation established a Massachusetts Transportation Trust Fund within MassDOT, into which all bridge, tunnel and highway tolls, and transit fares are deposited. Moneys in the Central Artery and Statewide Road and Bridge Infrastructure Fund have been transferred to the Massachusetts Transportation Trust Fund. The Trust Fund is to be used for operations, maintenance and capital costs related to the transportation assets under MassDOT’s jurisdiction, including MBTA assets and assets of the Turnpike Authority transferred pursuant to the legislation, as well as debt service on outstanding Turnpike Authority debt. MassDOT is authorized to issue special obligation debt secured by moneys in the Trust Fund to refinance Turnpike Authority debt issued before July 1, 2009. MassDOT debt will not be debt of the Commonwealth.

The legislation contemplates that the Legislature will continue to make capital appropriations for transportation improvements and that such appropriations will continue to be funded through the issuance by the State Treasurer of Commonwealth debt. Currently outstanding capital spending authorizations are to be made available to MassDOT by the Secretary of Administration and Finance.

The legislation also established a Commonwealth Transportation Fund as a budgetary fund of the Commonwealth for transportation-related purposes, to receive essentially the same revenues that have been deposited in the Highway Fund, including gasoline tax receipts and registry fee revenues. Legislation approved by the Governor on July 20, 2009 provides that the Commonwealth Transportation Fund will also receive the sales tax receipts dedicated to transportation purposes, with a guaranteed annual payment of $275 million. The guaranteed amount of $275 million includes $100 million earmarked for costs including debt service on Turnpike Authority debt, $160 million earmarked for the MBTA and $15 million earmarked for the regional transit authorities. Moneys that have been in the Deferred Maintenance Trust Fund are also being transferred to the Commonwealth Transportation Fund. The Commonwealth has indicated that moneys in the Commonwealth Transportation Fund will be used to pay Commonwealth debt service and contract assistance obligations for transportation-related investments, with the excess in each fiscal year to be available for transfer to the Massachusetts Transportation Trust Fund for use by MassDOT.

COMMONWEALTH REVENUES

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Highway Fund and other operating budgeted funds. For purposes of this disclosure, these funds will be referred to as budgeted operating funds, and revenues deposited in such funds will be referred to as budgeted operating revenues. In fiscal 2008, on a statutory basis, approximately 63.1% of the Commonwealth’s budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 21% of such revenues, with the remaining 15.9% provided from departmental revenues and transfers from non-budgeted funds. The measurement of revenues for the budgeted operating funds on a statutory basis differs from governmental revenues on a GAAP basis. The Commonwealth’s executive and legislative branches establish the Commonwealth’s budget using the statutory basis of accounting.

State Taxes

The major components of state taxes are the income tax, which was projected to account for approximately 58.8% of total tax revenues in fiscal 2009, the sales and use tax, which was projected to account for approximately 20.2%, and the corporations and other business and excise taxes (including taxes on insurance companies, financial institutions and public utility corporations), which were projected to account for approximately 12.1%. Other tax and excise sources were projected to account for the remaining 8.9% of total fiscal 2009 tax revenues.

Effects of Tax Law Changes. During fiscal 2002 and fiscal 2003, legislation was implemented that had the net effect of reducing revenues by decreasing income tax rates or increasing or establishing various deductions and credits. In addition, several administrative changes were implemented that reduced revenues. During fiscal 2003, legislation was implemented that reversed or delayed some of the previous tax reductions, and implemented increases in other taxes. The Department of Revenue estimated that in fiscal 2004, the impact of tax law and administrative changes (including the non-recurrence of some fiscal 2003 revenues from certain loophole closings and that year’s tax amnesty program) was to reduce tax collections by approximately $110 million compared to fiscal 2003. The Department of Revenue estimated that tax law changes increased tax collections by approximately $31 million in fiscal 2005 compared to fiscal 2004, reduced tax collections by approximately $154 million in fiscal 2006 compared to fiscal 2005, reduced tax collections by approximately $113 million in fiscal 2007 compared to fiscal 2006, reduced tax collections by approximately $34 million in fiscal 2008 compared to fiscal 2007 and would increase tax collections by approximately $200-250 million in fiscal 2009 compared to fiscal 2008.

The fiscal 2010 budget includes several provisions “decoupling” Massachusetts tax law from certain federal tax law changes made by the American Recovery and Reinvestment Act of 2009 (“ARRA”) and, in one instance, from the impact of an interpretation by the federal Internal Revenue Service that was effectively repealed (but only prospectively) by ARRA. The purpose of the decoupling provisions is to prevent revenue losses to the Commonwealth. The federal provisions at issue are ones that affect the scope of income or deductions of businesses under the federal Internal Revenue Code (the “IRC”) and, in the absence of decoupling, would also apply for purposes of Massachusetts taxation. The specific federal provisions from which the Massachusetts legislation decouples include: (a) deferral of the recognition of certain cancellation of indebtedness income under the IRC; (b) suspension of IRC rules that would otherwise disallow or defer deductions for original issue discount claimed by issuers of debt obligations; and (c) relief from certain limitations on the use of losses after changes of ownership of a business under (i) IRS Notice 2008-83 (for periods prior to its effective repeal by ARRA) and (ii) new IRC Section 382(n) as added by ARRA.

In addition, the Massachusetts legislation specifically adopts a new federal exclusion from gross income of certain individuals. ARRA provides a subsidy of 65% of the cost of the Consolidated Omnibus Budget Reconciliation Act (or “COBRA,” which gives workers and their families who lose their health benefits the right to choose to continue group health benefits provided by their group health plan for limited periods of time under certain circumstances) continuation premiums for up to nine months for certain involuntarily terminated employees and for their families. This subsidy also applies to health care continuation coverage if required by states for small employers. ARRA provides for an exclusion from federal gross income of the COBRA subsidy. Because Massachusetts personal income tax law generally adopts IRC rules defining the scope of gross income as of January 1, 2005, it was necessary to adopt a specific Massachusetts exclusion to prevent this 2009 federal subsidy from being included in the Massachusetts taxable income of affected employees.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rate on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

Prior to January 1, 1999, a different rate was applied to “Part A” income (generally, interest and dividends) and “Part B” income (generally, “earned” income from employment, professions, trades, businesses, rents and royalties). The rate on Part A income was 12% prior to January 1, 1999; it was reduced to 5.95% as of January 1, 1999 and as of January 1, 2000 is the same as the rate on Part B income. The rate on Part B income was 5.95% prior to January 1, 2000, when it was reduced to 5.85%. The rate on Part B income was reduced to 5.6% on January 1, 2001 and to 5.3% on January 1, 2002 by an initiative petition approved by Massachusetts voters on November 7, 2000. This initiative petition also mandated a reduction in the Part B rate to 5.0% on January 1, 2003.

Legislation enacted in July 2002 made several changes to the state income tax. These included a delay of the scheduled Part B tax rate reduction from 5.3% to 5.0% for at least four years, suspension of the deduction for charitable contributions and a 25% reduction in personal exemptions. This legislation also changed the tax structure for long-term capital gains (i.e., capital gains on assets held for more than one year). Prior to the legislation, long-term capital gains were taxed at rates ranging from 0% to 5%, depending on how long the asset had been held before sale. Effective January 1, 2003, long-term capital gains are taxed at the Part B income tax income rate, which was 5.3% as of March 26, 2009.

The 2002 legislation also included a mechanism by which the tax year 2001 personal exemptions and charitable deductions could be gradually restored, and the tax rate on Part B income could be gradually reduced to 5.0%, contingent upon “baseline” state tax revenue growth (i.e., revenue growth after factoring out the impact of tax law and administrative processing changes) growing by 2.5% more than the rate of inflation for state and government purchases. Specifically, the personal exemption would be restored in four equal annual increases, contingent upon sufficient tax revenue growth in the immediately preceding fiscal year. Commencing in the year following the final personal exemption increase, the personal income tax rate would be reduced from 5.3% to 5.0% in six equal annual reductions of 0.05%, again contingent on sufficient revenue growth in each preceding fiscal year. In the tax year following that in which the personal income tax rate was reduced to 5.0%, the charitable deduction would be restored. In fiscal 2002 and 2003, tax revenue growth was such that personal exemptions remained at 2002 levels for tax years 2003 and 2004, respectively. In fiscal 2004, fiscal 2005, fiscal 2006 and fiscal 2007, baseline tax revenue growth was sufficient to trigger an increase in the personal exemptions for tax years 2005, 2006, 2007 and 2008, respectively, with the fiscal 2008 increase being the final of the four under the 2002 legislation. Fiscal 2008 inflation-adjusted baseline tax revenue growth over fiscal 2007 was insufficient to trigger a tax rate reduction. Fiscal 2009 revenues were projected to be less than fiscal 2008 revenues, so that no tax rate reduction was expected to be triggered.

Sales and Use Tax. The Commonwealth imposes a sales tax on retail sales of certain tangible property (including retail sales of meals) transacted in the Commonwealth and a use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services. Effective August 1, 2009, the sales and use tax rate was increased from 5% to 6.25%.

Sales tax receipts from establishments that first opened on or after July 1, 1997 and that are located near the site of the Boston Convention and Exhibition Center, sales tax receipts from retail vendors in hotels in Boston and Cambridge that first opened on or after July 1, 1997 and sales tax receipts from retail vendors located in the Springfield Civic and Convention Center or in hotels near the Springfield Civic and Convention Center that first opened on or after July 1, 2000 are required to be credited to the Convention Center Fund. As of enactment of the fiscal 2004 GAA, this fund is no longer included in the calculation of revenues for budgeted operating funds.

A portion of the Commonwealth’s receipts from the sales tax (other than the tax on meals) is dedicated through trust funds to the MBTA and MSBA. The amount dedicated to the MBTA is the amount raised by a 1% sales tax (not including meals), with an inflation-adjusted floor. A comparable amount, though without the floor, is to be dedicated to the MSBA beginning in fiscal 2010, with lesser amounts dedicated to the MSBA from fiscal 2005 through fiscal 2009.

Legislation enacted in March 2003, July 2004 and November 2005 closed several so-called tax loopholes related to the sales tax. These included changes to the taxation of promotional advertising materials, goods delivered through “drop shipments,” items that are fabricated outside of Massachusetts but sold in the State and the taxation of downloaded software that is pre-written or “canned.” The Department of Revenue estimated that these changes resulted in additional tax collections of $20-23 million in fiscal 2005, $34-48 million in fiscal 2006 and $71-81 million on an annualized basis thereafter.

The federal Internet Tax Nondiscrimination Act, passed by the U.S. Congress in late 2004, expanded the definition of “internet access” and thus had the effect of exempting from Massachusetts sales tax telecommunications services purchased, used or sold by a provider of internet access for use in providing internet access to its customers. Such telecommunications services had been taxed for Massachusetts sales and use tax purposes when purchased by a provider of internet access. The Department of Revenue estimates that the impact of this legislation was to reduce revenues by approximately $13 million in fiscal 2006 and $20-25 million annually thereafter.

As noted above, effective August 1, 2009, the sales and use tax rate was increased from 5% to 6.25%. This increase was expected to produce an additional $759 million in fiscal 2010 and $900 million annually thereafter. Given the weak economy and the decline in the fiscal 2010 baseline sales tax revenue forecast, as of December 1, 2009, the Department of Revenue estimates that the sales tax increase will result in additional fiscal 2010 revenues of approximately $705 million. Also effective August 1, 2009 was the elimination of the sales tax exemption on alcohol sales, which was expected to generate $78.8 million in fiscal 2010 and approximately $95 million annually thereafter. Revenue collections for the first two months after the alcoholic beverages sales tax exemption was eliminated indicate that fiscal 2010 collections will be at least as much as originally estimated. Beginning in fiscal 2011, a portion of the Commonwealth’s receipts from the sales tax (other than taxes required to be credited to the Convention Center Fund) is to be dedicated to the Massachusetts Transportation Trust Fund. The amount to be dedicated is the amount raised by a portion of the sales tax equal to a 0.385% sales tax, with a floor of $275 million per fiscal year. On June 29, 2009, the Governor filed legislation providing that such sales tax receipts be dedicated to the Commonwealth Transportation Fund rather than directly to the Massachusetts Transportation Trust Fund. For fiscal 2010, the fiscal 2010 budget directs the Comptroller to transfer $275 million from the General Fund to the Commonwealth Transportation Fund.

On September 2, 2009, the Attorney General certified an initiative petition to remove the sales tax on alcoholic beverages and alcohol, where the sale of such beverages and alcohol or their importation into the State is already subject to a separate excise tax under state law. The Attorney General also certified a petition to reduce the sales and use tax rates from their current level of 6.25% to 3%. Both petitions would take effect as of January 1, 2011. The petition to reduce the sales and use tax rate provides that if the reduced rate would not produce enough revenues to satisfy any lawful pledge of sales and use tax revenues in connection with any bond, note or other contractual obligation, then the rate would instead be reduced to the lowest level allowed by law. Proponents of each certified petition had to collect the signatures of 66,593 registered voters by December 2, 2009 in order to file the petition with the Legislature. If the Legislature fails to enact an initiative petition by May 5, 2010, its proponents must collect another 11,099 signatures from registered voters by early July 2010, to place the initiative on the November 2010 ballot.

Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks and other financial institutions, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on net income for federal taxes, is taxed at 9.5%. The minimum tax is $456. Changes to the corporate tax structure and the business corporations tax rates are discussed below under “Corporate Tax Reform.”

In general, corporations apportion their income to Massachusetts based on the proportion of payroll, property and sales within the Commonwealth, with sales being double-weighted. However, beginning January 1, 1996, legislation was phased in over five years establishing a “single sales factor” apportionment formula for the business corporations tax for manufacturing companies. The formula calculates a firm’s taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the prior formula that took other factors, such as payroll and property into account. Beginning January 1, 1997, legislation was phased in which sourced income of mutual fund service corporations to the states of domicile of the shareholders of the mutual funds that receive services instead of sourcing the sales to the state where the mutual fund provider bore the cost of performing services.

Legislation enacted in March 2003, July 2004 and November 2005 closed several so-called loopholes in the corporate and financial institutions tax structure. Among these were provisions dealing with real estate investment trusts, qualified subchapter S subsidiaries and payments to related parties for intangible expenses. Excluding provisions related to financial institutions, the Department of Revenue estimates that these changes increased revenues by approximately $25 million in fiscal 2003, $129 million in fiscal 2004, $150 million in fiscal 2005, $173 million in fiscal 2006, and by $178 million annually thereafter.

Corporate Tax Reform. On July 3, 2008, the Governor approved legislation that changed the corporate tax structure in Massachusetts from a “separate company” reporting state to a “combined reporting” state, effective January 1, 2009. Under a combined reporting structure, commonly owned business corporations (together with financial institutions, public utilities and certain other entities) engaged in a “unitary” business, whether or not they have nexus in Massachusetts, determine their income as one combined business in the aggregate. The combined income of the group is then apportioned to Massachusetts in accordance with the existing apportionment rules and taxed to those members of the group that have a nexus in Massachusetts. Transactions between member companies are generally disregarded.

The legislation also repeals the differences between federal and Massachusetts business entity classification rules for tax purposes so that companies will be classified as the same type of legal entity for federal and Massachusetts tax purposes. The new law retains the existing structure for different types of corporations—business corporations, manufacturers, financial institutions, utilities and S corporations, with different tax rates and apportionment rules.

Together with these structural changes, the legislation reduces the current 9.5% business corporations tax rate to 8.75% as of January 1, 2010, 8.25% as of January 1, 2011 and 8.00% as of January 1, 2012 and thereafter.

Massachusetts tax law imposes an entity level tax on S corporations with more than $6 million in annual receipts. The corporate tax reform legislation also reduces the tax rate for S corporations with more than $9 million in annual receipts so that the regular, non-S corporation rate (for a business corporation or financial institution, as applicable) for the year minus the personal income tax rate for the year equals the rate for such S corporations. The tax rate for S corporations with between $6 million and $9 million in annual receipts will equal two-thirds of the rate applicable to the larger S corporations.

The Department of Revenue estimates that the structural corporate tax law changes combined with the gradual reductions in the business corporations tax rate, the large S corporations tax rates and the financial institutions tax rate will increase revenues by approximately $255 million in fiscal 2009 (reflecting less than a full year’s impact of the changes), $345.2 million in fiscal 2010, $239.9 million in fiscal 2011, $169.1 million in fiscal 2012 and $145 million in fiscal 2013 and thereafter.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%. The corporate tax reform legislation discussed above also provides for a reduction in the financial institutions tax rate to 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9% as of January 1, 2012 and thereafter.

Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust (“REIT”) distributions with respect to the dividends-received deduction, namely, that such distributions received by businesses subject to the corporate excise tax are not to be treated as dividends and that they have never been exempt or partially exempt from taxation. REIT distributions are subject to taxation at the recipient level. The Department of Revenue estimates that this change resulted in additional tax revenues of approximately $160-180 million for fiscal 2003, most of which was the result of liabilities for prior tax years. The Department of Revenue estimates that the REIT legislation has resulted in revenue increases of $40-60 million in each of the ensuing fiscal years and will continue to yield approximately the same amount in future fiscal years.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums. Domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2.28% tax on gross premiums. Domestic companies also pay a 1% tax on gross investment income.

Public Utility Corporation Taxes. Public utility corporations are subject to an excise tax of 6.5% on net income.

Other Taxes. Other tax revenues are derived by the Commonwealth from excise taxes on motor fuels, cigarettes, alcoholic beverages and deeds, and hotel/motel room occupancy, among other tax sources. The excise tax on motor fuels is $0.21 per gallon. The tax on hotel/motel room occupancy is 5.7%.

The tax on cigarettes was raised in fiscal 2003 from $0.76 per pack to $1.51 per pack; the same legislation also raised the tax rate on other types of tobacco products. The Department of Revenue estimates that this change resulted in additional revenue of approximately $185 million in fiscal 2003, $155-160 million in fiscal 2004 and $155 million in fiscal 2005 and thereafter. On July 1, 2008, the Governor approved legislation raising the tax from $1.51 per pack to $2.51 per pack. In January 2009, the Department of Revenue estimated that this change would result in additional revenue of approximately $160 million in fiscal 2009 and $130 million thereafter. However, the federal Children’s Health Insurance Program Reauthorization Act of 2009, approved by the President on February 4, 2009, increased the federal cigarette tax by $0.62 per pack, from $0.39 to $1.01 per pack, effective April 1, 2009, and the Department of Revenue expects that the increased federal cigarette tax will reduce cigarette sales in the Commonwealth and thus the amount of state cigarette tax revenue collected. As of March 26, 2009, the Department of Revenue was in the process of estimating the state revenue impact of the federal cigarette tax increase.

Legislation was enacted in March 2003 that allowed the Commissioner of Revenue to provide incentives for inheritance trusts to settle future obligations during fiscal 2003. Through this program, approximately $34 million was raised in fiscal 2004, but inheritance tax collections in subsequent years were reduced.

In 2001, the United States Congress made numerous changes to Internal Revenue Code provisions relating to the estate and gift tax. For the estates of decedents dying on or after January 1, 2002, federal law raised the exemption amount and phased out the amount of the allowable credit for state death taxes by 25% a year until the credit was eliminated in 2005. Because the Massachusetts estate tax, prior to such Congressional action, equaled the amount of the allowable federal credit for state death taxes, this federal change meant that the Massachusetts estate tax (known as a “sponge tax”) would have been phased out and eliminated. In October 2002, the Massachusetts estate tax was retained by “decoupling” the Massachusetts estate tax from the federal estate tax for decedents dying on or after January 1, 2003. The Massachusetts estate tax is now tied to the Internal Revenue Code as in effect on December 31, 2000. These federal changes are estimated to have reduced fiscal 2003 collections by approximately $30-40 million, and the decoupling is estimated to have increased fiscal 2004 tax revenues by $40 million and fiscal 2005 tax revenues by $13 million in the first three months of fiscal 2005, when the effect of the phase-in was complete.

Tax Credits and Other Incentives. Massachusetts law provides for a variety of tax credits that may be applied against corporate excise or personal income taxes due, as applicable under relevant law. These credits are designed as benefits for specified economic activities as a means to encourage such business in the State. Certain of these credits, to the extent not used to reduce a current tax liability, may be carried forward, transferred or refunded, as specified in the applicable statute. In addition, certain statutory provisions may also provide an exemption from sales and use taxes for qualifying expenditures, or other specified tax benefits.

In July 2007, the Commonwealth revised its film tax credit to provide tax credits of 25% of certain production costs incurred by film production companies in Massachusetts that incurred at least $50,000 of film production costs in the Commonwealth. Such production companies were also granted a sales and use tax exemption for goods purchased in the Commonwealth. A film production company may elect either to transfer all or part of its production credit to another taxpayer or to claim a refund of 90% of the amount that is not currently used. There is no cap on the amount of film tax credits that may be claimed. Under current law, the film tax credit will expire on January 1, 2023. Since the program’s inception, as of March 26, 2009, approximately $159 million in tax credits had been approved or were in the process of being approved by the Department of Revenue, and at least $35 million in tax credits was being generated by projects that were expected to be completed before the end of fiscal 2009. Of the $159 million in approved or pending tax credits, approximately $134 million were transferred or sold to taxpayers other than the production companies whose activity generated them. As of March 26, 2009, the Department of Revenue estimated that the tax credits reduced fiscal 2007 tax revenues by approximately $12 million, reduced fiscal 2008 tax revenues by approximately $9 million and would reduce fiscal 2009 tax revenues by between $138 million and $173 million, not including any offsetting tax revenue from the film-related economic activity generated by the tax incentives. Virtually all of the reduction in tax payments resulting from credits that have been transferred or sold is reflected in the insurance, financial institutions, public utilities, and corporate tax categories. The Department of Revenue is required to prepare an annual report of the impact of the film tax credit and, as of March 26, 2009, was in the process of preparing its 2009 study.

Under legislation approved on June 16, 2008 in support of the life sciences industry, up to $25 million per year in tax incentives will be available to certified life sciences companies over a ten-year period, commencing on January 1, 2009 for an aggregate amount of $250 million. The Department of Revenue estimated that this program would result in a revenue reduction of approximately $10 million in fiscal 2009.

Tax Revenue Forecasting

Under state law, on or before October 15 and March 15 of each year, the Secretary of Administration and Finance is required to submit to the Governor and to the House and Senate Committees on Ways and Means estimates of revenues available to meet appropriations and other needs in the following fiscal year. On or before October 15, January 15 and April 15, the Secretary is required to submit revised estimates for the current fiscal year unless, in her opinion, no significant changes have occurred since the last estimate of total available revenues. On or before January 15 of each year, the Secretary is required to develop jointly with the House and Senate Committees on Ways and Means a consensus tax revenue forecast for the following fiscal year. Beginning in fiscal 2005, state finance law has required that the consensus tax revenue forecasts be net of the amount necessary to fully fund the pension system according to the applicable funding schedule, which amount is to be transferred without further appropriation from the General Fund to the Commonwealth’s Pension Liability Fund.

Fiscal 2010 Tax Revenue Forecasting. Based on an analysis of fiscal 2010 year-to-date revenue trends and taking into account revised economic forecasts and recommendations of the Governor’s Council of Economic Advisors and the Department of Revenue, as well as outside economists from the Massachusetts Taxpayers Foundation and Suffolk University’s Beacon Hill Institute who testified at a specially convened joint hearing held by the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means on October 8, 2009, the Secretary of Administration and Finance on October 15, 2009 revised the fiscal 2010 revenue estimate downward by $600 million, from $18.879 to $18.279 billion. The $600 million downward revision was at the high end of the revenue shortfall estimates provided by the Department of Revenue, the Governor’s Council of Economic Advisors, and forecasters who testified at the joint hearing. The basis for this revenue revision is described below.

The Commonwealth indicated as of December 1, 2009 that while economic growth forecasts from the forecasters Moody’s Economy.com, Global Insight and the New England Economic Partnership for the remainder of fiscal 2010 had not changed significantly since the time of the consensus forecast in May 2009, tax collections from income tax withholding, sales tax, and corporate and business excises have been below forecast due to several factors, as described below, which affect revenue estimates for the remainder of fiscal 2010:

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Wage and salary growth for the first half of calendar year 2009 was significantly below that assumed in economic forecasts, leading to reduced withholding collections in the first quarter of fiscal 2010, and a reduced withholding forecast for the remainder of fiscal 2010. For the full fiscal year 2010, the withholding forecast has been reduced by $107 million. The fiscal 2010 estimate for total income tax collections was reduced by $202 million, with the remainder of the reduction due to lower forecasts for tax revenue from non-withheld income such as interest and dividends and capital gains.

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In the first quarter of fiscal 2010, sales tax revenues were lower than would be expected given the November 2009 economic estimates and forecasts, possibly due to changes in behavior by consumers as a result of the decline in the housing and stock markets. Consequently, the sales tax estimate for the remainder of fiscal 2010 was reduced by $189 million to account for this possible change in consumer behavior.

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Corporate and business excise taxes were below forecast in the first quarter of fiscal 2010, probably due to lower than projected corporate profits, but also due to greater use of transferable tax credits. As a result, the fiscal 2010 corporate/business excise forecast was reduced by $181 million, with approximately $130 million the result of a lower baseline profits forecast and approximately $50 million due to greater use of transferable tax credits.

Fiscal 2008 and Fiscal 2009 Tax Revenues

Fiscal 2008. Tax revenue collections for fiscal 2008 totaled $20.879 billion, an increase of $1.143 billion, or 5.8%, over fiscal 2007. The Commonwealth has indicated that the tax revenue increase of $1.143 billion in fiscal 2008 over fiscal 2007 is attributable in large part to an increase of approximately $433 million, or 5.0%, in withholding collections, an increase of approximately $379 million, or 18.4%, in income tax estimated payments, an increase of approximately $299 million, or 15.2%, in income tax payments with returns and extensions, an increase of approximately $21 million, or 0.5%, in sales and use tax collections and an increase of $72 million, or 2.9%, in corporate and business tax collections, which were partially offset by changes in other revenues (net of refunds). The fiscal 2008 collections were $654 million above the fiscal 2008 consensus tax estimate of $20.225 billion, adjusted for subsequent tax law changes. Of this above-benchmark performance in revenues, $218 million was due to three one-time settlement payments representing prior years’ liabilities received in February and March 2008.

Fiscal 2009. As reported on May 4, 2009, preliminary tax revenue collections for the first ten months of fiscal 2009, ended April 30, 2009, totaled $15.187 billion, a decrease of $1.936 billion, or 11.3%, compared to the same period in fiscal 2008. The year-to-date tax revenue decrease of $1.936 billion through April 30, 2009 was attributable in large part to a decrease of approximately $464 million, or 23.8%, in personal income tax estimated payments, a decrease of approximately $93 million, or 1.2%, in withholding collections, a decrease of approximately $657 million, or 34.6%, in income tax payments made with returns and extensions, an increase of approximately $183 million, or 15.6%, in income tax refunds, a decrease of approximately $184 million, or 5.4%, in sales tax collections and a decrease of approximately $335 million, or 16.8%, in corporate and business tax collections, which were partially offset by changes in other revenues (net of refunds). The year-to-date fiscal year 2009 collections (through April 2009) were $456 million below the benchmark estimate for the corresponding period, based on the Secretary of Administration and Finance’s revised fiscal 2009 revenue estimate of $19.333 billion announced on April 15, 2009.

Legislation approved by the Governor on July 23, 2008 requires the Department of Revenue to submit to the Legislature semi-monthly reports of preliminary tax revenues, one on or before the third business day following the fifteenth day of each month and one on or before the third business day of the following month.

The Department of Revenue released its March 2009 mid-month tax revenue report on March 19, 2009. The report indicated that through March 16, 2009, March 2009 month-to-date tax collections totaled $881 million, down $146 million from the same period in March 2008, with the full-month March benchmark (based on the $19.450 billion estimate) projecting total tax revenues of $1.656 billion, a decrease of $255 million from March 2008. The report noted that the month-to-date decline through March 16, 2009 was primarily the result of lower corporate and business tax collections compared to March 2008, with smaller declines in income and sales tax collections. The report also noted that the decline in corporate and business tax collections was anticipated in the consensus revenue estimate and incorporated in the March monthly benchmark, as was much of the income tax decline.

The report cautioned that growth in revenues received through the 16th day of March was not necessarily indicative of what the growth for the full month would be, since most revenue for March (primarily sales, meals, motor fuels, and rooms tax payments) is received in the second half of the month and there are processing and timing related issues that complicate month-to-date comparisons to the prior year.

Federal and Other Non-Tax Revenues

Federal revenues are collected through reimbursements for the federal share of entitlement programs such as Medicaid and through block grants for programs such as Transitional Assistance to Needy Families (“TANF”). The amount of federal reimbursements to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance-of-effort spending level determined annually by the federal government. Federal reimbursements for fiscal 2008 were $6.429 billion. As of March 26, 2009, federal reimbursements for fiscal 2009 were projected to be $8.074 billion. Fiscal 2009 federal reimbursements were projected to include $806 million due to increases in the FMAP, which is the federal matching percentage for the Medicaid program.

Departmental and other non-tax revenues are derived from licenses, tuition, fees and reimbursements and assessments for services. For fiscal 2008, departmental and other non-tax revenues were $2.355 billion. The largest budgeted departmental revenues, assessments and miscellaneous revenues in fiscal 2008 included $422.0 million for Registry of Motor Vehicles fees, fines and assessments, $190.9 million from filing, registration and other fees paid to the Secretary of State’s office, $232.1 million in housing authority and municipal payments on behalf of retired teachers to the Commonwealth for group health insurance, $73.0 million in tuition remitted to schools of higher education, $148.4 million from underground storage cleanup, deeds excise and other non-tax fees and remittances received by the Department of Revenue and $120.1 million in fees, fines and assessments charged by the court systems. For fiscal 2009, departmental and other non-tax revenues were projected to be $2.439 billion.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for net transfers from the Lottery of $985.2 million, $1.018 billion, $1.035 billion, $1.103 billion and $1.128 billion in fiscal 2004 through 2008, respectively. Under state law, the net balance in the State Lottery Fund, as determined by the Comptroller on each September 30, December 31, March 31 and June 30, is to be used to provide local aid.

The fiscal 2009 budget assumed total net transfers from the Lottery of $1.005 billion to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund ($12.7 million for services and operation of the Massachusetts Cultural Council, $1 million for a compulsive gamblers treatment program, $78.6 million to the General Fund for the activities of the General Fund, $810.9 million for local aid to cities and towns and $102.3 million for administrative expenses of the Lottery), with the balance, if any, to be transferred to the General Fund. The assumed $1.005 billion figure was initially estimated to be approximately $17.4 million higher than the Lottery Commission’s initial estimate of its operating revenues for fiscal 2009 of $988 million.

The Lottery Commission’s operating revenues for fiscal 2009 were $959 million. This includes a $1 million spending reduction in operating expenses, a $2 million spending reduction in administrative expenses and an additional $700,000 spending reversion by the Lottery. The result was a shortfall of $43.7 million against the assumed $1.003 billion budget to fund various commitments appropriated by the Legislature from the State Lottery Fund and Arts Lottery Fund, including Lottery administrative expenses, and $811 million in appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the General Fund for the general activities of the Commonwealth. The Commonwealth has indicated that a transfer of $43.7 million from the General Fund to the Lottery Fund would be necessary in order to eliminate the fund deficit. The fiscal 2009 supplemental appropriation bill approved by the Governor on October 29, 2009 authorized the Comptroller to transfer up to $46 million from the General Fund to the State Lottery Fund to cure the deficiency.

The fiscal 2010 budget assumes total net transfers from the Lottery of $937 million to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund, including Lottery administrative expenses and $758.8 million in appropriations for local aid to cities and towns, with the balance, if any to be transferred to the General Fund for the general activities of the Commonwealth. As of December 1, 2009, the State Lottery Commission is projecting net operating revenues of $903.9 million for fiscal 2010, which would result in an expected shortfall of $33.1 million against the assumed $937 million, resulting in a deficit position at the end of fiscal 2010. It should be noted that the Lottery’s fiscal 2010 projection reflects an expected loss in revenues of approximately $222 million compared to fiscal 2009 as a result of an $8 million reduction in its advertising budget in the fiscal 2010 budget.

Tobacco Settlement. In November 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth’s allocable share of the base amounts under the agreement through 2025 is more than $8.3 billion, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments they are entitled to reduce future payments under the master settlement agreement, and certain manufacturers withheld payments to the states due in April 2006, April 2007 and April 2008. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017.

Tobacco settlement payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the monies made available for appropriation. Beginning in fiscal 2003, however, the Commonwealth has appropriated the full amount of tobacco settlement receipts in each year’s budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of fiscal 2007. The fiscal 2008 budget established the State Retiree Benefits Trust Fund for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the state employees’ retirement system for health care and other non-pension benefits for retired members of the system. The State Retiree Benefits Trust Fund was funded in the fiscal 2008 budget through a $354 million transfer from the General Fund for the purpose of making expenditures for current retirees which, prior to fiscal year 2008, had been made from appropriations within the Group Insurance Commission. The fiscal 2008 budget required the Health Care Security Trust’s balance to be transferred to the State Retiree Benefits Trust Fund on or before June 30, 2008. The fiscal 2009 budget transferred all payments received by the Commonwealth in fiscal 2009 pursuant to the master settlement agreement from the Health Care Security Trust to the General Fund.

Limitations on Tax Revenues

Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

Tax revenues in fiscal 2004 through 2008 were lower than the “allowable state tax revenue” limit set by Chapter 62F and, as of March 26, 2009, were expected to be lower than the allocable limit in fiscal 2009.

Chapter 62F was amended by the fiscal 2003 and fiscal 2004 GAAs to establish an additional tax revenue limitation. The fiscal 2003 budget created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a Temporary Holding Fund to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year is to be held in the Temporary Holding Fund pending disposition by the Comptroller. The Comptroller is required to first use any funds in the Temporary Holding Fund to reimburse the Commonwealth Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal 2004 budget require that at the end of each fiscal year, the Comptroller must transfer remaining excess revenue from the Temporary Holding Fund back to the General Fund for inclusion in consolidated net surplus. The Governor proposed in his fiscal 2010 budget recommendations to eliminate the Temporary Holding Fund and establish a Capital Gains Revenue Holding Fund.

As of December 31, 2008, actual state tax revenue had not exceeded the permissible state tax revenue limit set by Chapter 62F.

FISCAL 2009 AND FISCAL 2010

Fiscal 2009

On July 3, 2008, the Legislature passed the fiscal 2009 budget, and on July 13, 2008, the Governor approved it, vetoing or reducing line items totaling $122.5 million. The Legislature subsequently overrode $56.5 million of the Governor’s line item vetoes, bringing the total amount of authorized spending in the original fiscal 2009 budget to $28.167 billion. The original fiscal 2009 budget assumed the use of $401 million transferred from the Stabilization Fund, the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of fiscal 2009 tax revenues (approximately $107 million), $285 million in new tax revenues as a result of corporate tax reform legislation and $157 million in additional revenues generated through enhanced collection and enforcement measures. The fiscal 2009 budget also relied upon approximately $174 million in additional revenue from the $1-per-pack cigarette tax increase that the Governor signed into law on July 1, 2008 (the entire increase is dedicated to the Commonwealth Care Trust Fund per legislation).

On October 15, 2008, pursuant to Section 9C of Chapter 29 of the Massachusetts General Laws, the Secretary of Administration and Finance advised the Governor of a probable deficiency of revenue of approximately $1.421 billion with respect to the appropriations approved to date for fiscal 2009 and certain non-discretionary spending obligations that had not been budgeted, including snow and ice removal costs, health and human services caseload exposures, increased debt service and public safety costs. The $1.421 billion projected shortfall to cover expenses resulted from a projected $1.1 billion reduction in state tax revenues and $321 million in projected costs not accounted for in the fiscal 2009 budget.

On October 15, 2008, the Governor announced a plan to close the projected $1.421 billion shortfall. The plan consisted of three major components: (i) $1.053 billion in spending reductions and controls, (ii) a $200 million transfer from the Stabilization Fund and (iii) $168 million of additional revenues.

The most significant element of the Governor’s plan was $1.053 billion in spending reductions and controls. Approximately $755 million in reductions were made pursuant to Section 9C to accounts within state agencies under the Governor’s control and through other spending controls. The other spending controls were expected to result in savings of $146 million from deficiencies not being funded, $52 million from pension funding reconciliation (revising the previous funding schedule to take into account the valuation report described above under “Commonwealth Expenditures—Pension”) and $100 million in pension funding deferrals. The remaining deficiency was met by voluntary reductions in the budgets of the judiciary, the Legislature, other constitutional offices and district attorneys, which are not subject to the Governor’s authority to reduce spending pursuant to Section 9C.

On October 15, 2008, in order to implement the voluntary reductions and address the remainder of the deficiency, the Governor filed emergency supplemental budget legislation to extend the state pension funding schedule from 2023 to 2025 (permitting a $100 million reduction in the amount to be funded in fiscal 2009), authorize the withdrawal of an additional $200 million from the Stabilization Fund to meet fiscal 2009 obligations, formalize the voluntary spending reductions provided within non-executive accounts, establish tiers of state employee health insurance contributions based on ability to pay (which was expected to provide $28.5 million for the remainder of fiscal 2009), authorize up to $80 million to be spent for emergency snow and ice removal (in excess of previously appropriated amounts) and authorize the Governor to transfer amounts among appropriation line items within certain limits. On October 30, 2008, the Legislature enacted such legislation with some modifications: the Legislature’s version authorized $50 million for snow and ice removal and placed stricter limits on the Governor’s line item transfer authority, and the Legislature did not include the provisions relating to state employee health insurance. The Legislature and the Governor also agreed on a two-month tax amnesty program to be implemented by the Department of Revenue and completed by June 30, 2009. The final legislation, approved by the Governor on January 7, 2009, allowed the Department of Revenue to select which tax types and tax periods would be eligible for the tax amnesty provisions, under which the Department would waive accrued penalties for taxpayers with outstanding tax obligations. Such taxpayers would be required to pay their outstanding tax obligations and any accrued interest. On February 23, 2009, the Department of Revenue announced a limited tax amnesty program to be in effect from March 1, 2009 to April 30, 2009. The Department estimated that the program would result in $10 million to $20 million of revenue.

In his October 15, 2008 announcement, along with the proposals contained in the legislation and the Section 9C reductions, the Governor identified $168 million in additional revenues not previously budgeted for fiscal 2009, including $100 million in anticipated Department of Revenue judgments and settlements, $55 million in federal grants under the Temporary Assistance for Needy Families program and $13 million in local revenues anticipated under previously proposed legislation that would authorize municipalities to levy property taxes on certain telecommunications equipment (which would offset a like amount of General Fund moneys otherwise required to supplement lottery-funded local aid).

On January 13, 2009, the Secretary of Administration and Finance advised the Governor, pursuant to Section 9C, of a further deficiency of revenue of approximately $1.101 billion with respect to the appropriations approved to date for fiscal 2009. On the same day, the Secretary made a further downward revision to the fiscal 2009 tax revenue estimate.

On January 22, 2009, the Governor approved legislation giving him the authority to reduce fiscal 2009 local aid distributions, in addition to his previously authorized powers to reduce state spending under Section 9C. (Aggregate reductions in local aid were limited under the law to one-third of the total fiscal 2009 spending reductions ordered by the Governor.) On January 28, 2009, in conjunction with the filing of his fiscal 2010 budget recommendations, the Governor announced a plan to close the additional $1.101 billion shortfall in fiscal 2009. The plan consisted of an additional $191 million in expenditure reductions (including $128 million in reduced local aid distributions), $68 million in additional revenues ($25 million from expected tax settlements, $25 million from increased sales taxes resulting from a proposed elimination of certain exemptions, and $18 million from anticipated revisions of Registry of Motor Vehicles fees), $533 million in anticipated additional federal Medicaid funds and an additional draw of $327 million from the Stabilization Fund. On the same day, the Governor filed legislation to implement his plan for fiscal 2009, including the provisions previously rejected by the Legislature to establish tiers of state employee health insurance contributions based on ability to pay (the planned $28.5 million in budget savings for fiscal 2009 from these provisions was based on a January 1, 2009 effective date).

The legislation filed on January 28, 2009 would eliminate, effective April 1, 2009, the sales tax exemption for candy, sweetened soft drinks and alcoholic beverages purchased for off-site consumption. The Department of Revenue estimated that, assuming a June 1, 2009 effective date, enactment of the Governor’s proposed legislation would result in increased tax receipts in fiscal 2010 of $150 million. Of the fiscal 2010 receipts, $28.5 million would be dedicated to the Massachusetts School Building Authority, leaving $121.5 million to defray State expenditures related to wellness programs. The Governor’s proposed legislation would also impose a new 1% statewide sales tax on the retail sales of meals (in addition to the current 5% tax). Moneys received on account of this increase (an estimated $125 million in fiscal 2010) would be dedicated to local aid. On March 12, 2009, the Legislature enacted such legislation without the tax-related provisions or the provisions relating to Registry of Motor Vehicles fees and state employee health insurance. The tax-related provisions were referred to the Legislature’s Joint Committee on Revenues. The Governor subsequently approved the legislation on March 20, 2009.

As of March 26, 2009, the Executive Office for Administration and Finance had recently completed its annual mid-year review, in which current spending and revenue projections for fiscal 2009 were reviewed and updated. After updating its initial enhanced FMAP estimates and accounting for the loss of planned revenue relating to those provisions not included in the enacted version of the Governor’s supplemental legislation filed in January 2009, other gains and losses in non-tax revenue estimates, projected deficiencies yet to be filed, anticipated budgetary reversions and tax collections through February 2009 that were below the year-to-date benchmark, the Executive Office for Administration and Finance projected a potential additional $70 million to $100 million budget exposure in fiscal 2009, before taking into account additional revenue shortfalls that could materialize during the remainder of the fiscal year. As of March 26, 2009, the Executive Office for Administration and Finance continued to closely monitor tax revenue collections and evaluate economic forecasts, and the State indicated that the Executive Office for Administration and Finance would take appropriate action, as necessary, to ensure a balanced budget.

On April 15, 2009, based on year-to-date fiscal 2009 tax collections through March 2009 that were $117 million below the revised fiscal 2009 tax revenue estimate for the corresponding period, the Secretary of Administration and Finance further revised the tax revenue forecast for fiscal 2009 from $19.450 billion to $19.333 billion. The tax revenue shortfall, combined with approximately $39 million in spending and non-tax revenue-related exposures, resulted in a $156 million budget gap. The Governor’s plan at that time to close the budget shortfall included the use of $128 million in federal funds to be received under the American Recovery and Reinvestment Act of 2009, including $90 million from the State Fiscal Stabilization Fund, $16 million from additional budget cuts and spending controls and $12 million in savings from furloughs and workforce reductions.

On May 4, 2009, after analysis of April 2009 tax revenue collections that fell by $953 million, or 34.9%, from collections in April 2008, and which were $456 million below the monthly benchmark based on the fiscal 2009 revised revenue forecast of $19.333 billion, pursuant to Section 5B of Chapter 29 of the General Laws, the Secretary of Administration and Finance informed the Governor, the House and Senate Committees on Ways and Means, and the Joint Committee on Revenue that the fiscal 2009 revenue estimate was being further revised to $18.436 billion, a reduction of $897 million from the April 15, 2009 tax revenue forecast of $19.333 billion. Also on May 4, 2009, pursuant to Section 9C of Chapter 29 of the General Laws, the Secretary of Administration and Finance advised the Governor of a probable deficiency of revenue of approximately $953 million with respect to the appropriations approved to date for fiscal 2009 and certain non-discretionary spending obligations that had not been budgeted. The $953 million projected shortfall to cover expenses resulted from the $897 million reduction in projected state tax revenues from the revised tax revenue forecast and $56 million in projected costs not accounted for in the fiscal 2009 budget.

On May 15, 2009 the Governor approved supplemental budget legislation that authorized a $461 million withdrawal from the Stabilization Fund to help close the projected $953 million shortfall. The legislation included supplemental appropriations totaling $62 million, including $32 million for the county sheriffs’ reserves and $30 million for state employee health benefits.

On June 29, 2009 the Governor approved supplemental budget legislation that contained the remaining solutions to the projected $953 million shortfall, including (i) accessing approximately $412 million in State Fiscal Stabilization Funds included in the American Recovery and Reinvestment Act, (ii) eliminating a planned $100 million deposit to the Stabilization Fund that was authorized in fiscal 2008 but had yet to be executed, (iii) a $65 million transfer from the State Convention Center Fund established for the benefit of the Massachusetts Convention Center Authority and (iv) reducing the General Fund contribution to the Health Safety Net Trust Fund by $15 million in order to meet projected deficiencies in the MassHealth program. (Even with this $15 million reduction, the Health Safety Net was projected to have a surplus in its fiscal 2009.) The legislation also included supplemental appropriations totaling $59.8 million, including $21.4 million for the MassHealth program to meet increasing service utilization costs and $11.5 million for costs associated with providing legal representation to indigent persons in criminal and civil court cases.

On July 2, 2009, the Governor filed legislation requesting supplemental appropriations totaling $64 million, including $60 million to support costs related to increased claims and utilization in the MassHealth program and $3 million to aid in the transition of transportation entities as a result of the recently enacted transportation reform bill. MassHealth paid these costs in advance of the enactment of this supplemental appropriation in order to maintain compliance with federal Medicaid prompt-pay requirements.

Total fiscal 2009 MassHealth program spending was $8.552 billion, which is 5.5% above fiscal 2008 spending. The fiscal 2009 Federal Medical Assistance Percentages (FMAP) for Massachusetts were 58.8% for October 2008 through March 2009 and 60.2% for April 2009 through June 2009 as a result of enhancements to federal reimbursement under the American Recovery and Reinvestment Act. As a result of these changes, in fiscal 2009 the State was able to claim an additional $869 million in federal reimbursement from spending at MassHealth, Commonwealth Care, the Health Safety Net and other health and human service programs.

On October 20, 2009, the Legislature enacted fiscal 2009 supplemental appropriations totaling $71.7 million. On October 29, 2009, the Governor approved $66.3 million of such appropriations, including $60 million to support costs related to increased claims and utilization in the MassHealth program and $5.4 million for the special election to fill the Commonwealth’s vacant U.S. Senate seat.

On November 3, 2009, the Commonwealth published the fiscal 2009 statutory basis financial report, which shows a consolidated net surplus of approximately $74.7 million before a $10 million transfer for life sciences funding required by a supplemental budget passed earlier in the year.

The statutory basis financial report for fiscal 2009 has been restructured due to a change in the general laws that afforded the Comptroller some flexibility in reporting. The report is independently reviewed but not audited and concentrates on the operating results of the budgeted funds, rather than the entirety of the Commonwealth’s operations. The comprehensive annual financial report that is to be published later in the fiscal year is to be audited and to present an entire view of the Commonwealth’s balances and results of operations in accordance with generally accepted accounting principles.

Tax revenue collections for fiscal 2009 totaled $18.260 billion, a decrease of $2.620 billion, or 12.5%, compared to fiscal 2008. The decrease is attributable in large part to a decrease of approximately $712.5 million, or 28.6%, in personal income tax estimated payments, a decrease of approximately $147.6 million, or 1.6%, in withholding collections, a decrease of approximately $825.2 million, or 36.4%, in income tax payments made with returns and extensions, an increase of approximately $216.4 million, or 16.2%, in income tax refunds, a decrease of approximately $218 million, or 5.3%, in sales tax collections, and a decrease of approximately $449.6 million, or 17.6%, in corporate and business tax collections, which are partially offset by changes in other revenues (net of refunds). The fiscal year 2009 collections were $176.5 million below the benchmark estimate for the corresponding period, based on the Secretary of Administration and Finance’s revised fiscal 2009 revenue estimate of $18.436 billion announced on May 4, 2009.

Fiscal 2010

The Legislature enacted the fiscal 2010 budget totaling $27.411 billion on June 19, 2009, and the Governor approved it on June 29, 2009, but vetoed appropriations totaling approximately $147 million. In addition to these line item vetoes, an additional $217 million was vetoed from county sheriff line items as part of a technical correction until legislation accomplishing the transfer of county sheriffs to the State was enacted. The transfer legislation was subsequently signed into law on August 6, 2009. The Governor also filed a supplemental fiscal 2010 appropriations bill on June 29, 2009 which would provide for $269.4 million in spending that was not included in the enacted fiscal 2010 budget, $217 million of which was for the sheriffs that transferred from the county to the State.

The budget as enacted by the Legislature was based on a revised fiscal 2010 tax revenue estimate of $17.989 billion. The estimate had been revised downward on May 6, 2009 by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means from the original estimate of $19.530 billion. The House version of the budget, approved on May 1, 2009, was based on the original $19.530 billion estimate. The Senate approved its version of the budget on May 21, 2009, and the differences between the two versions were reconciled by a legislative conference committee, which released its report on June 18, 2009. On June 4, 2009, while the conference committee was deliberating, the Governor filed a revised version of his fiscal 2010 budget recommendations to accommodate the lower tax revenue estimate.

The tax revenue estimates assumed in the fiscal 2010 budget provide for an allocation of $619.4 million to the MSBA, $767.1 million to the MBTA and approximately $1.377 billion to the state pension fund. The budget also includes an increase in the sales and use tax rates from 5% to 6.25%, effective August 1, 2009, which is estimated to produce an additional $759 million in fiscal 2010, of which $275 million is dedicated to transportation. The budget eliminates the sales tax exemption for sales of alcohol, which is estimated to produce $78.8 million in fiscal 2010. The budget also includes a new tax on direct broadcast satellite service, which is estimated to produce $25.9 million in fiscal 2010 and authorizes the Department of Revenue to hire additional tax auditors in fiscal 2010, which is estimated to produce $26 million in fiscal 2010. The estimate of total state taxes expected to be received in fiscal 2010 resulting from changes in tax law and the new auditors is $889.7 million, including the $275 million dedicated to transportation. This new tax revenue is in addition to the

$17.989 billion revised fiscal 2010 tax revenue estimate, increasing the fiscal 2010 tax revenue estimate upon which the fiscal 2010 budget was based to $18.879 billion.

The fiscal 2010 budget also includes several provisions designed to increase municipal revenues. The budget repealed the property tax exemption for telecommunication poles and wires. Effective August 1, 2009, the permitted ceiling on hotel taxes imposed by cities and towns will be raised from 4% to 6% (from 4.5% to 6.5% in Boston). Cities and towns will also be authorized to impose a local option meals tax of 0.75%.

The fiscal 2010 budget provides for funding the State’s pension fund during fiscal 2009, fiscal 2010 and fiscal 2011 in accordance with the funding schedule adopted in March 2009.

The fiscal 2010 budget also directs the Comptroller to transfer $372 million from the General Fund to the State Retiree Benefits Trust Fund. Supplemental budget legislation signed into law by the Governor on August 7, 2009 increased the health care contribution from 15% to 20% for state employees whose retirement is effective on or after February 1, 2010. It has not been determined to what extent this provision will impact the Commonwealth’s liability to that point for other post-retirement obligations.

The fiscal 2010 budget increases employee contributions for all active employees enrolled with the Group Insurance Commission. Previously, employees hired before June 30, 2003 paid 15% of their premiums, while those hired after that date paid 20%. The fiscal 2010 budget increases premium contributions by 5% for all employees. Accordingly, employees hired before June 30, 2003 will pay 20% of their premiums, while those hired after that date will pay 25%. The change is expected to save the Commonwealth $45 million in fiscal 2010.

The fiscal 2010 budget provides $4.086 billion in state-funded local aid to municipalities. The budget includes state funding for chapter 70 education aid of $3.870 billion and also includes $167 million of federal State Fiscal Stabilization Funds, provided for through the American Recovery and Reinvestment Act, for Chapter 70 education aid. The $4.037 billion in state and federal funds for Chapter 70 brings all school districts to the foundation level called for by 1993 education reform legislation, and is an increase of $89 million over the fiscal 2009 amount of $3.948 billion. The fiscal 2010 budget also includes $936 million for unrestricted general government aid, which is a new category of local aid, replacing lottery aid and additional assistance. This amount is $377 million lower than the total amount funded through lottery aid and additional assistance in fiscal 2009.

On July 30, 2009, the Legislature enacted supplemental budget legislation that included $40 million to help meet the health care needs of legal immigrants who were slated to be disenrolled from their existing Commonwealth Care health insurance because they did not, as of July 30, 2009, qualify for federal reimbursement and $60.5 million in other program spending. On August 7, 2009, the Governor vetoed $32.2 million of this spending but approved $40 million for the health care needs of legal immigrants and $28.2 in other program spending.

On October 15, 2009, pursuant to Section 9C of Chapter 29 of the Massachusetts General Laws, the Secretary of Administration and Finance advised the Governor of a probable deficiency of state tax revenues of approximately $600 million with respect to the appropriations approved to date for fiscal 2010. On the same day, the Secretary made a downward revision to the fiscal 2010 tax revenue estimate. State finance law provides the Governor 15 days after this notification to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies.

On October 29, 2009, the Governor filed legislation containing proposed solutions to the projected $600 million tax revenue shortfall, including $277 million in spending reductions across executive branch agencies. As part of the $277 million in executive branch cuts, the Governor has directed agencies to reduce personnel positions to achieve an additional $35 million in savings and is requiring managers within the executive branch to take up to nine furlough days through the remainder of fiscal 2010 in order to achieve additional savings. In addition, the Governor is seeking expanded 9C authority to make $75 million in spending reductions in non-executive branch agencies, including the Legislature, other constitutional officers, the judiciary, sheriffs and district attorneys. The Governor’s plan also includes $126 million in anticipated reduction in departmental and other revenues, including, as a result of the reduced sales tax revenue forecast, $27 million of sales tax revenue that is not expected to be transferred to the MSBA and $20 million from a tax amnesty program. The Governor’s plan also assumed the use of a projected fiscal 2009 surplus of $60 million, as well as $62 million in available federal funds under the American Recovery and Reinvestment Act. The Governor’s plan does not rely on the use of any of the balance as of October 29, 2009 in the Commonwealth’s Stabilization Fund. The legislation also includes several proposals that are designed to improve the efficiency of state government and give agencies the ability to better manage their budgets, including elimination of two paid holidays granted only to state employees working in Suffolk County, providing for shared administrative services within Secretariats and allowing limited transferability of funds between accounts.

The Legislature enacted the legislation on November 19, 2009, and the Governor approved it, with certain vetoes, on November 24, 2009. The Legislature did not take action on approximately $125 million of the $600 million in budget solutions proposed by the Governor, most significantly the Governor’s proposal for expanded 9C authority to make $75 million in spending reductions in agencies not under the Governor’s direct control. The Legislature also authorized the use of only $35.8 million from the fiscal 2009 surplus rather than $60 million.

As of December 1, 2009, the Executive Office for Administration and Finance was managing up to $575 million (gross) in potential fiscal 2010 spending pressures driven largely by increased utilization in certain caseload-driven accounts, including the MassHealth program, the emergency assistance shelter program and the Commonwealth’s public defender program. Also included were the potential need for additional snow and ice funding and costs associated with holding a special election to fill the Commonwealth’s vacant U.S. Senate seat (in addition to the funding included in the recently enacted fiscal 2009 supplemental legislation). As of December 1, 2009, the Executive Office for Administration and Finance is working with agencies to actively manage these deficiencies by making programmatic changes where possible to reduce deficiency costs to levels that can be addressed from existing resources.

On November 13, 2009, the Governor announced a plan intended to address MassHealth’s projected $307 million in spending deficiencies (projected spending in excess of budgeted amounts). The plan includes a combination of savings and supplemental funding consistent with maintaining a balanced budget. The Commonwealth has indicated that, to reduce this deficiency, MassHealth intends to pursue $104.8 million in fiscal 2010 savings in the following categories: rates; program integrity changes; targeted service modifications; and moderate increases in co-payments. The Governor filed legislation on November 13, 2009 in order to achieve the portion of these savings that are dependent on statutory changes. As of December 1, 2009, the legislation was pending before the Legislature. The Governor and his staff have also been working toward finalizing a request for supplemental appropriations to cover the remaining shortfall in the program.

Preliminary tax revenue collections for the first four months of fiscal 2010, ended October 31, 2009, totaled $5.535 billion, a decrease of $404.9 million, or 6.8%, compared to the same period in fiscal 2009.

The Commonwealth has indicated that the year-to-date tax revenue decrease of $404.9 million through October 31, 2009 is attributable in large part to a decrease of approximately $216.8 million, or 36.4%, in income cash estimated payments, a decrease of approximately $148.9 million, or 5.2%, in withholding collections, and a decrease of approximately $51.2 million, or 25.6%, in income tax payments with returns and extensions, which are partially offset by increase in corporate and business tax collections ($19 million, or 4.5%), increase in sales tax collections ($86.2 million, or 6.2%), and changes in other revenues (net of refunds). The year-to-date fiscal 2010 collections, through October 2009 were $22.3 million above the October benchmark, which is based on the October 15, 2009 revised estimate of the Secretary of Administration and Finance of $18.279 billion.

American Recovery and Reinvestment Act

The American Recovery and Reinvestment Act of 2009 provides federal funding to stimulate job creation, limit cuts to core social services and protect vulnerable citizens in the Commonwealth and other states. The Commonwealth expects to receive billions of dollars in funding for programs that are expected to provide direct budgetary relief, help to meet increased demand for unemployment insurance and other safety net programs and fund transportation, energy efficiency and other capital project needs.

On March 19, 2009, the Executive Office for Administration and Finance presented the Governor’s economic recovery plan for the Commonwealth to the Legislature’s Joint Committee on Federal Stimulus Oversight. As part of that presentation, the Committee was briefed on the American Recovery and Reinvestment Act, including initial estimates of the amount of federal aid the Commonwealth was slated to receive under the federal bill, how the moneys would be distributed, what accountability and transparency processes had been and would be put in place, and the role that the American Recovery and Reinvestment Act played in the larger economic recovery plan. On March 20, 2009, the Governor filed legislation to facilitate the Commonwealth’s compliance with the American Recovery and Reinvestment Act’s eligibility requirements, deadlines and the accomplishment of its objectives.

One component of the American Recovery and Reinvestment Act that provides significant, direct budgetary relief to states is the increase in the FMAP. In total, the federal legislation provides approximately $87 billion in additional FMAP funding to states, territories and the District of Columbia, based on expenditures made between October 1, 2008 and December 31, 2010. The federal aid amounts included in the Governor’s fiscal 2009 and fiscal 2010 budget blueprints were based on then-current estimates of temporarily enhanced federal Medicaid matching funds expected to be available to the Commonwealth in those years. Based on the Commonwealth’s understanding of the version of the federal bill that was pending in the U.S. House of Representatives when the Governor released his budget recommendations, the Governor’s budget proposal assumed $1.244 billion of stimulus FMAP funds over fiscal 2009 and fiscal 2010. The fiscal 2009 budget relied on $533 million, and the fiscal 2010 budget relies on $711 million.

Updated estimates based on the final version of the American Recovery and Reinvestment Act of 2009 suggest that the Commonwealth will in fact receive greater amounts of additional federal revenue through increases in the FMAP. Accounting for projected fiscal 2009 and fiscal 2010 spending eligible for Medicaid matching funds and projected state unemployment levels, as of March 26, 2009, the Commonwealth expected to receive $806 million in fiscal 2009 and over $1.1 billion in fiscal 2010 in additional Medicaid matching funds. On March 25, 2009, the Governor proposed a framework for using the additional revenues beyond the original estimates of FMAP receipts ($273 million in additional FMAP funds in fiscal 2009 and $406 million in fiscal 2010) to help fund additional, high-priority Medicaid spending and address other potential health care-related needs. The Commonwealth’s total amount of stimulus FMAP over the 27-month period will ultimately depend on actual Medicaid spending, as well as the Commonwealth’s unemployment rate, which is taken into account by the FMAP formula specified in the federal stimulus legislation.

The other component of the American Recovery and Reinvestment Act that provides significant direct budgetary relief to states is the State Fiscal Stabilization Fund. The Commonwealth expects to receive approximately $994 million from the Fund, 81.8% of which must be used (a) to restore state aid to school districts to the greater of the fiscal 2008 or fiscal 2009 level in fiscal 2009, fiscal 2010 and fiscal 2011 (and to fund K-12 formula increases for fiscal 2010 and fiscal 2011) and (b) to restore state support to public institutions of higher education to the greater of the fiscal 2008 or fiscal 2009 level to the extent feasible. Funds also may be used to support early childhood education, and any remaining funding must be allocated to school districts based on the Title I formula.

Cash Flow

The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in the need for short-term cash flow borrowings. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes, must be repaid by the end of the fiscal year (June 30). As of March 26, 2009, the State had liquidity support for a $1 billion tax-exempt commercial paper program for general obligation notes, through five $200 million credit lines due to expire in January 2010, June 2010, December 2010 (two lines) and September 2011, respectively. The Commonwealth has relied upon this $1 billion commercial paper capacity for additional liquidity since 2002.

The Commonwealth ended fiscal 2009 with a cash balance of $805.3 million, compared to $1.198 billion at the end of fiscal 2008. Several factors contributed to the overall decline in the cash balance for fiscal 2009 relative to fiscal 2008, including tax revenue declines, fiscal 2008 appropriations carried forward and authorized to be expended in fiscal 2009, and certain transfers made from the fiscal 2008 consolidated net surplus calculation. Cash balances are net of check float.

As of December 1, 2009, cash flow projections for fiscal 2010 projection showed an overall improvement in the non-segregated cash balance from $805.3 million to $1.155 billion. The receipt of $412 million in federal recovery aid in the form of State Fiscal Stabilization Funds included in the American Recovery and Reinvestment Act funds on July 1, 2009 accounts for the improvement in the Commonwealth’s cash position. The funds allowed the Commonwealth to reduce the fourth quarter Chapter 70 payment by $412.4 million, while maintaining full and timely payments to municipalities.

As of December 1, 2009, the most recent cash flow projections for fiscal 2010 were made prior to the completion of the fiscal 2010 capital budget and assume a bond cap of $1.625 billion (rather than the finalized bond cap of $1.65 billion), with long-term borrowings forecast at $1.707 billion, to fund a portion of the $1.625 billion bond cap and $360 million for fiscal 2009 and fiscal 2010 spending for the accelerated bridge program. The balance of the projected capital spending was projected to be funded with the $278 million of unexpended bond proceeds on hand at the beginning of fiscal 2010.

On August 4, 2009, the State Treasurer sold commercial paper (as revenue anticipation notes) in the aggregate principal amount of $300 million to support the State’s cash flow. On September 22, 2009, the State Treasurer issued revenue anticipation notes in the aggregate principal amount of $1.2 billion as additional support for the State’s cash flow in fiscal 2010. The commercial paper issued in August 2009 was repaid with the proceeds from the September 2009 RAN issuance. These notes are expected to be supplemented by additional commercial paper sales if and as necessary during the fiscal year. The revenue anticipation notes issued in September 2009 mature as follows: $350 million on April 29, 2010, $425 million on May 27, 2010 and $425 million on June 24, 2010. On December 1, 2009, the Commonwealth sold general obligation bonds in the aggregate principal amount of $956,450,000. As of December 1, 2009, the Commonwealth indicated that settlement of the issue was expected to occur on December 8, 2009.

LEGAL MATTERS

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. As of December 1, 2009, in the opinion of the Attorney General, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services

From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Ricci v. Okin, United States District Court, First Circuit Court of Appeals. Challenges by residents of five state schools for the retarded in the 1970s resulted in a consent decree, which required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in Massachusetts. On May 25, 1993, the District Court vacated all consent decrees and court orders, replacing them with a final order requiring lifelong provision of individualized services to class members and imposing requirements regarding staffing, maintenance of effort (including funding) and other matters. On July 14, 2004, a subset of plaintiffs filed a motion to reopen the case and enforce the final order of May 25, 1993, asserting various reasons why the Department of Mental Retardation allegedly is not in compliance with the 1993 final order, mostly relating to the Commonwealth’s plan to close the Fernald Developmental Center. On August 14, 2007, the District Court reopened the case, restored it to the active docket, and, inter alia, ordered the Department to continue to offer Fernald Developmental Center as a residential placement option for its residents. The Department appealed the District Court’s actions to the United States Court of Appeals for the First Circuit. On October 1, 2008, the United States Court of Appeals for the First Circuit reversed the District Court orders. In response to a motion for panel rehearing filed by opposing parties, the Court of Appeals, on November 18, 2008, directed entry of judgment dismissing with prejudice all claims made that resulted in the issuance of the contested District Court orders. On February 2, 2009, the parties whose claims were dismissed filed a petition for writ of certiorari in the United States Supreme Court. The United States Supreme Court denied the petition of the Fernald class members for a writ of certiorari, and so the decision of the U.S. Court of Appeals for the First Circuit, favorable to the Commonwealth, stands.

Hutchinson et al v. Patrick et al., United States District Court, Western Division. This is a class action seeking declaratory and injunctive relief brought by two organizations and five individuals with brain injuries who are residents of various nursing facilities. Plaintiffs claim that they and a class of brain-injured individuals are entitled to, among other things, placement in community settings. Plaintiffs assert claims under the Americans with Disabilities Act, the Rehabilitation Act and the Medicaid Act. Plaintiffs filed their complaint on May 17, 2007 and filed an amended complaint on June 18, 2007. Defendants filed their answer to the amended complaint on July 16, 2007. Pursuant to the plaintiffs’ motion, which the defendants opposed, the District Court certified a class of approximately 8,000 Massachusetts residents who were as of March 26, 2009 or at any time during the litigation Medicaid-eligible; have suffered a brain injury after the age of 22; and either reside in a nursing or rehabilitation facility or are eligible for admission to such a facility. The potential fiscal impact of an adverse decision is unknown, but could be millions of dollars annually. The parties reached settlement and a settlement agreement was signed on May 30, 2008. After a fairness hearing on July 25, 2008, where there were no objections from class members, the court entered an order on September 19, 2008 approving the final comprehensive settlement agreement and retaining jurisdiction over the case pending compliance with the terms of the settlement agreement. In May 2009, plaintiffs moved for an award of attorneys’ fees and costs, requesting just over $750,000 in fees. The opposed motion was under advisement as of December 1, 2009.

Rolland v. Patrick, United States District Court, Western Division. This is a class action by mentally retarded nursing home patients seeking community placements and services that resulted in a settlement agreement. In July 2001, the District Court found that the Commonwealth had breached portions of the agreement and was in violation of certain legal requirements related to the provision of “active treatment” to class members. The United States Court of Appeals for the First Circuit affirmed the District Court’s order in January 2003. In April 2007, the District Court found that, despite a “tremendous amount of work,” and substantial improvement in the provision of services, the Commonwealth has not yet ensured that all class members receive active treatment. A court monitor was appointed to evaluate whether each class member is receiving active treatment. The parties reached a new settlement agreement under which 640 community placements would be created; placement of a class member in the community would take the place of any further obligation to provide “active treatment” to that individual. After a hearing on May 22, 2008, the court found that the agreement was fair, reasonable and adequate, and approved it in a written decision issued on June 16, 2008. A group of class members is challenging the court-approved settlement agreement on appeal to the United States Court of Appeals for the First Circuit. This case carries the potential for a prospective increase in annual program costs of more than $20 million.

Health Care for All v. Romney et al., United States District Court. A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth’s administration of the MassHealth dental program. Specifically, the plaintiffs asserted that the Commonwealth’s administration of the dental program fails to comply with federal Medicaid law. On February 8, 2006, the District Court entered judgment against the state defendants on three counts of the plaintiffs’ third amended complaint with respect to MassHealth-eligible members under age 21. Pursuant to that judgment, the Commonwealth must develop and implement a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. Crucial aspects of the plan, including certain regulatory changes and the retention of a third-party administrator for the MassHealth dental plan, have already been implemented, but it is anticipated that additional program costs necessary to comply with the judgment will be incurred over the next several fiscal years. It is not possible, at this time, to accurately estimate the amount of likely future program costs that will be required to comply with the judgment.

Rosie D. et al. v. the Governor, United States District Court, Western Division. In a memorandum of decision dated January 26, 2006, the District Court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home- and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment (“EPSDT”) provisions of the Medicaid Act. On February 22, 2007, the District Court adopted the defendants’ proposed remedial plan, with some modifications, and, on July 16, 2007, entered judgment in accordance with that plan, as modified. The Commonwealth did not appeal from that judgment and has begun implementation of its remedial plan. The plan originally contemplated full implementation by June 30, 2009, but, on the Commonwealth’s motion, the court modified the judgment to extend the date for full implementation to November 30, 2009. On January 14, 2009, the court allowed plaintiffs’ motion for $7 million in legal fees. The Commonwealth has indicated that the cost of implementation is likely to exceed $20 million annually beginning in fiscal 2009. Although, as of December 1, 2009, the Commonwealth had paid the plaintiffs’ attorneys approximately $7.1 million in court-approved fees so far in 2009, plaintiffs are entitled to submit additional petitions for recovery of attorneys’ fees incurred post-judgment (e.g., for monitoring activity), through the end of the remedial plan implementation period (July 2012).

Disability Law Center, Inc. v. Massachusetts Department of Correction et al., United States District Court. The Disability Law Center (the “DLC”) filed suit against the Department of Correction (the “DOC”) and various senior DOC officials, alleging that confining prisoners with mental illness in segregation beyond a short period violates the Eighth Amendment of the United States Constitution, the Americans with Disabilities Act and the Rehabilitation Act of 1973. The DLC asks the court to enjoin the DOC from confining mentally ill prisoners in segregation for more than one week and to require the DOC to establish a maximum security residential treatment unit or units as an alternative to segregation. The DLC has proposed a broad definition of mental illness, which, if adopted, would cover a large percentage of the DOC’s segregation population. The DLC’s counsel and consultants (a psychiatrist, a psychologist and a corrections specialist) have toured several DOC facilities and have interviewed numerous segregation inmates. The DLC has received the medical and mental health records of numerous inmates. At the end of July 2009, the state defendant filed, under seal, a draft settlement agreement that contemplates appropriate services to inmates with serious mental illness while taking account of the Commonwealth’s current budgetary constraints. The DLC rejected the state defendant’s settlement offer, as proposed in the state defendant’s July 31, 2009 draft settlement document. Thereafter, in early November 2009, the parties filed separate status reports with the Court reporting a cessation of their settlement discussions and, consequently, the need for a trial date. The DLC asked the Court to schedule trial for January 2011, while the state defendant requested a 2012 trial date. While the DLC requests only injunctive relief, the DOC has conducted a preliminary funding analysis, which estimates that approximately $135 million of additional funding would be required over the next five fiscal years relating to program costs and staffing associated with the implementation of provisions of the original draft settlement agreement. This estimate does not include approximately $8 million in bond funding for information technology infrastructure and related upgrades.

Harper et al. v. Massachusetts Department of Transitional Assistance, United States District Court. This lawsuit was filed by four individuals seeking to represent a class of indigent disabled individuals who apply for or receive subsistence-level cash and/or food stamp benefits from the Massachusetts Department of Transitional Assistance. Plaintiffs allege that the Department’s practices and policies with respect to processing applications for benefits, notifying recipients of changes in benefits and identifying applicants or recipients with disabilities fail to make reasonable accommodations for applicants and recipients with disabilities, and therefore violate the Americans with Disabilities Act and the Rehabilitation Act of 1973. Plaintiffs seek systemic changes to the Department’s policies for processing benefits applications, notifying applicants or recipients of benefit awards or changes and making disability determinations. The Department has answered the complaint, and as of March 26, 2009, the parties were conducting discovery and would soon engage in class certification practice. Though the suit is in its incipient stages and the existence and scope of liability are contested, the cost of implementing the changes demanded by the plaintiffs could be millions of dollars.

Boston Medical Center Corp. and Boston Medical Center Health Plan, Inc. v. Secretary of the Executive Office of Health and Human Services, Suffolk Superior Court. On July 15, 2009, the plaintiffs filed suit alleging that they are owed at least $127.6 million in additional payments by the Commonwealth for fiscal 2009. The plaintiffs allege that the Commonwealth was obligated under Massachusetts law to set aside higher Medicaid reimbursement rates for services provided to Medicaid clients by the Boston Medical Center hospital and managed care organization entities. The defendant filed its answer denying all of plaintiffs’ claims on September 11, 2009. On or about October 21, 2009, the court granted plaintiffs’ motion to file an amended complaint. Defendant filed its amended answer on October 27, 2009.

Kristy Didonato, et al. v. Department of Transitional Assistance, et al. (Didonato I and Didonato II), Massachusetts Housing Court–Western Division. These are consolidated class actions challenging DTA’s practices and procedures relating to emergency shelter placements and, more specifically, its practices and procedures relating to the placement of families in shelters that are located more than 20 miles from their home communities. In October 2006, the Housing Court allowed the plaintiffs’ motion for partial summary judgment on the systemic notice and hearing claims in Didonato I and Didonato II. Following the court’s decision, DTA worked with plaintiffs’ counsel to implement the court’s partial summary judgment decision and also initiated settlement discussions to resolve the remaining claims in the consolidated complaints. During a status conference in February 2009, plaintiffs’ counsel expanded their requested relief to include a demand that DTA adopt a policy requiring that motel placements be used to avoid placing families with school-age children in shelters that are more than 20 miles from their home communities. On July 1, 2009, the emergency shelter program was transferred from DTA to another state agency, the Department of Housing and Community Development. If the court agrees to expand the Didonato cases to include this claim relating to the use of motels, and ultimately finds that the Commonwealth must facilitate a motel placement before placing a family with school-age children in a shelter more than 20 miles from their home community, the program costs related to implementing such a requirement potentially could exceed $20 million.

Holyoke Medical Center, Inc., et al. v. Secretary of the Executive Office of Health & Human Services, Suffolk Superior Court. Six community hospitals that mainly serve patients covered by public insurance plans claim that they are owed an additional $115.9 million, plus interest, by the Commonwealth’s Medicaid program. Plaintiffs claim that the Medicaid reimbursement rates established by the Executive Office of Health and Human Services were too low. The lawsuit was filed on December 1, 2009, and, as of December 1, 2009, the defendant had not yet responded to the complaint.

Medicaid Audits and Regulatory Reviews

In re: Disallowance by the U.S. Department of Health and Human Services Centers of Medicare and Medicaid Services (Targeted Case Management); Commonwealth v. Johnson et al., United States District Court. On March 20, 2008, the Centers for Medicare and Medicaid Services (“CMS”) issued a notice of disallowance of $86,645,347 in Federal Financial Participation (“FFP”). As the basis for the disallowance, CMS cited the final findings of an audit conducted by the Office of the Inspector General (“OIG”) of the U.S. Department of Health and Human Services regarding Medicaid targeted case management claims for children in the target group of abused or neglected children involved with the Department of Social Services. The Commonwealth is appealing the CMS disallowance to the Departmental Appeal Board of the U.S. Department of Health and Human Services. On December 31, 2008, the Departmental Appeals Board affirmed the disallowance. The Commonwealth filed an appeal of the disallowance in federal district court on February 25, 2009. A hearing occurred on November 12, 2009, at which time the court took under advisement the Commonwealth’s motion for summary judgment.

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The federal Health Care Financing Administration (now CMS) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth’s Health Safety Net Trust Fund (formerly the Uncompensated Care Pool) might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth’s assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund. The Commonwealth believes that the assessments are within the federal law pertaining to health care-related taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. New federal regulations on health care-related taxes were, in large part, subject to a moratorium on implementation through June 30, 2009, which CMS has extended until June 30, 2010. By the end of pool fiscal year 2010, the Commonwealth expects to have collected an estimated $4.836 billion in acute hospital assessments since 1990 and an estimated $1.717 billion in surcharge payments since 1998. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states.

In re: Deferral of 2005 MassHealth acute hospital supplemental payments. In March 2006, CMS deferred payment of claims for FFP totaling almost $52.5 million. This amount represents the federal share of the portion of MassHealth supplemental payments to Boston Medical Center (“BMC”), Cambridge Health Alliance (“CHA”) and UMass Memorial Health Care, Inc. (“UMMHC”), hospitals attributable to dates of service in or before fiscal 2003. CMS released $16.4 million in FFP for payments to BMC and CHA and is holding $27 million in FFP for payments to UMMHC pending resolution of the OIG audit. The Executive Office of Health and Human Services returned $9 million in FFP based on its own update of projected payment limits.

In re: Audit by the U.S. Department of Health and Human Services Office of the Inspector General (UMMHC hospital supplemental payments). The OIG is auditing MassHealth supplemental payments made to the UMass Memorial Health Care hospitals in 2004 and 2005. In a revised draft report, the OIG identified an overpayment of $5.75 million in FFP and made a recommendation that the Commonwealth work with CMS to determine the appropriateness of an additional $2.8 million in FFP.

Taxes

There are several tax cases pending that could result in significant refunds if taxpayers prevail. The Commonwealth has indicated that it is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of March 31, 2008, approximately $139 million in contingent liabilities exist in the aggregate in tax cases pending before the Appellate Tax Board, Appeals Court or Supreme Judicial Court. These contingent liabilities include both taxes and interest. Several cases comprise a sizeable share of these liabilities.

TJX Companies v. Commissioner of Revenue (“TJX I” & “TJX II”), Appeals Court, Appellate Tax Board. In TJX I, the taxpayer challenged certain assessed corporate excise taxes and the Commissioner’s application of the sham transaction doctrine to various deductions claimed by TJX on account of purported royalty and interest payments to related, out-of-state corporations. According to the statement of agreed facts submitted to the Appellate Tax Board in TJX I, the direct amount in dispute, exclusive of interest, was approximately $9.8 million. The Board decided TJX I in favor of the Commissioner, and the taxpayer appealed. The Appeals Court largely affirmed the decision of the Appellate Tax Board in an unpublished decision dated April 3, 2009. Subsequently, the Supreme Judicial Court denied TJX Companies’ application for further appellate review. In TJX II, the taxpayer is challenging a tax liability of approximately $18 million (including interest) at the Appellate Tax Board arising from the Commissioner’s disallowance of deductions for various royalty payments and interest taken in connection with transactions between several subsidiaries of the taxpayer. The Board had stayed TJX II pending the outcome of TJX I, although the facts and circumstances of each are slightly different. While the issues are similar, the Appeals Court’s decision in TJX I will not necessarily control the ultimate decision in TJX II.

MBNA America Bank v. Commissioner of Revenue, Greenwood Trust Company v. Commissioner of Revenue, Providian National Bank v. Commissioner of Revenue, Capital One Bank and Capital One F.S.B. v. Commissioner of Revenue, Appellate Tax Board, Appeals Court, Supreme Judicial Court. These are claims under the Commerce Clause of the United States Constitution challenging the application of the financial institutions excise to certain credit card companies. The total potential refund in these cases is approximately $25 million. In Capital One Bank, the Supreme Judicial Court on January 8, 2009 upheld a financial institutions excise tax on a company issuing credit cards to Massachusetts residents that amounted to approximately $2 million for the years at issue in the case. The taxpayer had argued that the Commerce Clause of the U.S. Constitution requires that a corporation have a physical presence in a state before that state may impose an excise measured by the corporation’s net income. The Court held that a physical presence is not required and that the company’s contacts with Massachusetts customers created a substantial nexus with Massachusetts. On March 19, 2009, Capital One Bank filed a petition for a writ of certiorari in the United States Supreme Court. The United States Supreme Court denied Capital One Bank’s petition for a writ of certiorari on June 22, 2009, and so the decision of the Supreme Judicial Court, favorable to the Commonwealth, stands.

Philip DeMoranville and others v. Commonwealth of Massachusetts, Supreme Judicial Court. Plaintiff, on his own behalf, and on behalf of similarly situated taxpayers, challenges a 2005 statute that authorizes the abatement of approximately $200 million in capital gains taxes, alleging that the Legislature’s determination that no interest shall be paid on the refunds is unconstitutional. Should the plaintiff prevail, the total potential refund could be approximately $56 million. On May 15, 2008, the Commonwealth served a motion to dismiss the complaint for failure to state a claim upon which relief could be granted. The Superior Court dismissed the case in January 2009 for failure to exhaust administrative remedies. Following dismissal by the Superior Court, the Supreme Judicial Court granted direct appellate review of that decision. Briefing is complete, but, as of December 1, 2009, oral argument had not yet been scheduled.

Geoffrey, Inc. v. Commissioner of Revenue, Supreme Judicial Court. On January 8, 2009, the Supreme Judicial Court upheld a foreign corporation excise tax (amounting to approximately $1.2 million for the years at issue) on an out-of-state company that received royalties for the use of its trademarks by its subsidiaries operating in Massachusetts. The taxpayer had argued that the Commerce Clause of the United States Constitution requires that a corporation have a physical presence in a state before that state may impose an excise measured by the corporation’s net income. The Court rejected the argument and held that Geoffrey (the name of the giraffe in the Toys-R-Us logo) was taxable because it licensed its intangible property for use in Massachusetts and derived income from the use of its property in Massachusetts. These contacts, said the Court, created a substantial nexus with the Commonwealth that satisfies the Commerce Clause. The taxpayer filed a petition for a writ of certiorari in the United States Supreme Court, and the Commonwealth submitted an opposition to the petition. The United States Supreme Court denied Geoffrey, Inc.’s petition for a writ of certiorari on June 22, 2009, and so the decision of the Supreme Judicial Court, favorable to the Commonwealth, stands.

Sales/Use Tax Abatement Claims, not yet docketed at the Appellate Tax Board. Counsel for the Office of Appeals of the Department of Revenue has identified a group of related administrative appeals involving tax abatements filed as the result of pending litigation, in which the taxpayers are being sued in a potential class action. These taxpayers have filed protective abatement claims seeking a refund from the Commonwealth of $24.6 million.

Other Revenues

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al. (2003 NPM Adjustment). This matter arises under the Tobacco Master Settlement Agreement (“MSA”), entered into in 1998, that settled litigation and claims by Massachusetts and 45 other states, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, American Samoa and the Northern Marianas (collectively, the “States”), against the major tobacco manufacturers. Under the MSA, payments made by the Original Participating Manufacturers (“OPMs”) and Subsequent Participating Manufacturers (collectively the “Participating Manufacturers” or “PMs”) are subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturer (“NPM”) Adjustment, which can be triggered if the OPMs suffer a specified market share loss as compared to the OPMs’ market share during the base year 1997. Because the OPMs did suffer the requisite market share loss in 2003, the OPMs are seeking to reduce, by $1.1 billion (or 18.6%), the $6.2 billion payment they made to the States for 2003. Under the MSA, a nationally recognized economic firm selected jointly by the States and the OPMs (the “Firm”) must make a determination that “the disadvantages experienced” by the PMs as a result of complying with the MSA were “a significant factor contributing to the Market Share Loss” for 2003. Even if such a determination were made, the States could still avoid the $1.1 billion adjustment if it was determined that the States “diligently enforced” their individual NPM Escrow Statutes. The Significant Factor Determination (SFD) proceeding got underway in June 2005. The Firm issued its final determination on March 27, 2006 and found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ market share loss in 2003. Immediately following the Firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2006 annual MSA payment in the amount of $1.1 billion which would have reduced the initial 2006 payout to Massachusetts by approximately $45-50 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the States had diligently enforced their escrow statutes during 2003. Philip Morris paid its entire April 2006 annual MSA payment, but R.J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2006 payout to Massachusetts by approximately $30 million.

On April 18, 2006, upon the PMs’ withholding of the payment due April 17, 2006, the Commonwealth filed an emergency motion in Middlesex County Superior Court seeking immediate payment of the disputed amount and a judicial declaration that the Commonwealth diligently enforced its escrow statute during 2003. The PMs filed a motion to compel arbitration. On June 22, 2006, the Superior Court allowed the PMs’ motion to compel arbitration of the diligent-enforcement dispute and dismissed the Commonwealth’s complaint. The Commonwealth appealed the Superior Court’s order, and the Supreme Judicial Court allowed its application for direct appellate review. On April 23, 2007, the Supreme Judicial Court affirmed the Superior Court’s order dismissing the Commonwealth’s complaint and compelling arbitration of the diligent enforcement dispute. The Supreme Judicial Court did not resolve the merits of the diligent enforcement dispute, leaving that determination to a panel of arbitrators selected in accordance with the terms of the MSA.

If the Commonwealth prevails in establishing that it diligently enforced its NPM escrow statute during 2003, then it will be immune from any potential NPM adjustment that the Independent Auditor may be required to make, and the approximately $30 million in withheld payments will have to be released to the Commonwealth. If, on the other hand, the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the Commonwealth’s 2003 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2004 NPM Adjustment) The SFD proceeding for a 2004 NPM Adjustment commenced in May 2006. Because the OPMs did suffer the requisite market share loss in 2004, they are seeking to reduce, by approximately $1.1 billion, the MSA payments they made to the States for 2004 sales. In February 2007, the Firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2004 market-share loss. Immediately following the Firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2007 annual MSA payment in the amount of $1.1 billion, which would have reduced the initial 2007 pay-out to Massachusetts by approximately $45-50 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the States had diligently enforced their escrow statutes during 2004. Philip Morris paid its entire April 2007 annual MSA payment, but R. J. Reynolds and Lorillard withheld their portion of the NPM Adjustment which reduced the initial 2007 payout to Massachusetts by approximately $30 million. Consistent with the procedures outlined above, the States can avoid the 2004 NPM Adjustment if it is determined that the States diligently enforced their individual NPM escrow statutes. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the Commonwealth’s 2004 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2005 NPM Adjustment) The SFD proceeding for a 2005 NPM Adjustment commenced in May 2007. Because the OPMs did suffer the requisite market share loss in 2005, they are seeking to reduce, by approximately $709 million, the MSA payments they made to the states for 2005 sales. In February 2008, the Firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2005 market-share loss. Immediately following the Firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2008 annual MSA payment in the amount of $709 million, which would have reduced the initial 2008 pay-out to Massachusetts by approximately $28-30 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the states had diligently enforced their escrow statutes during 2005. Philip Morris paid its entire April 2008 annual MSA payment, but R.J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2008 payout to Massachusetts by approximately $21 million. Consistent with the procedures outlined above, the States can avoid the 2005 NPM Adjustment if it is determined that the States diligently enforced their individual NPM Escrow Statutes. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the Commonwealth’s 2005 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2006 NPM Adjustment) The SFD proceeding for a 2006 NPM Adjustment commenced in May 2008. Because the OPMs did suffer the requisite market share loss in 2006, they are seeking to reduce, by approximately $611 million, the MSA payments they made to the States for 2006 sales. In March 2009, the Firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2006 market-share loss. As in past years, the Commonwealth anticipated that one or more of the OPMs would withhold a portion of their payments due on April 15, 2009, to account for the 2006 NPM Adjustment. This withholding could reduce the Commonwealth’s anticipated payment by approximately $24 million or less, depending on how many OPMs withhold payments. Consistent with the procedures outlined above, the States could avoid the 2006 NPM Adjustment if it is determined that the States diligently enforced their individual NPM escrow statutes. If the Commonwealth does not prevail, future MSA payments to the Commonwealth would be reduced by an amount yet to be determined, but not exceeding the full amount of the Commonwealth’s 2006 MSA payment, depending upon the outcome of similar NPM proceedings against other States. Philip Morris paid its entire April 2009 annual MSA payment, but R.J. Reynolds Tobacco Co. and Lorillard Tobacco Co. withheld their portion of the NPM Adjustment, which reduced the initial 2009 payout to Massachusetts by approximately $22 million.

As of March 26, 2009, no arbitration panel had been selected and no arbitration proceeding had been scheduled to resolve the ongoing NPM adjustment disputes. In January 2009, however, the Commonwealth and other settling states entered into an agreement on arbitration with the OPMs. Broadly stated, the agreement on arbitration provides for a national arbitration proceeding to resolve the ongoing NPM adjustment disputes. As consideration for the states’ assent to this agreement, the OPMs agreed, among other things, to release the funds withheld from their April 2008 MSA payments in connection with the 2005 NPM adjustment dispute. Notwithstanding this release of funds, the OPMs continue to contest the states’ diligent enforcement of their escrow statutes. Nevertheless, as a result of this agreement, on February 26, 2009, the Independent Auditor released approximately $21.8 million in withheld 2005 MSA payments to the Commonwealth.

Grand River Enterprises Six Nations, Ltd. v. William Pryor, et al., United States District Court, New York. This case arises out of a challenge to the Tobacco Master Settlement Agreement (“MSA”) that was initiated in 2002 by a group of companies that manufacture, import or distribute cigarettes manufactured by tobacco companies that are not parties to the MSA, otherwise called Non-Participating Manufacturers (“NPMs”). These NPMs sued 31 Attorneys General, including the Attorney General of the Commonwealth, alleging that the MSA, the States’ escrow statutes and NPM enforcement actions violate the federal constitution and federal law. More specifically, the plaintiffs alleged that the States’ escrow and certification statutes violate Section 1 of the Sherman Antitrust Act, are preempted by the Federal Cigarette Labeling and Advertising Act and violate the dormant commerce clause of the United States Constitution. In April 2006, the States filed a petition for certiorari asking the United States Supreme Court to review whether the District Court has jurisdiction over the defendants. This petition was denied in October 2006. Grand River also sought to preliminarily enjoin enforcement of state escrow statutes against it, but this motion was denied and the denial affirmed by the U.S. Court of Appeals for the Second Circuit. Plaintiffs are seeking a final judgment that the MSA is illegal, and such a decision could negatively affect the billions of dollars in future payments to the States anticipated under the MSA. As of December 1, 2009, except for resolution of outstanding discovery disputes, discovery is complete. Summary judgment briefs were filed in September 2009. Due to the parties’ requests for extensions of time for responses and reply briefs, argument was not expected to occur until the first quarter of 2010, at the earliest.

In re Aggregate Industries Settlement. In June 2007, the Attorney General and the United States Attorney for the District of Massachusetts resolved four civil cases and one criminal matter with Aggregate Industries NE, Inc. (“Aggregate”), arising out of Aggregate’s supply of concrete products to the Central Artery/Ted Williams Tunnel Project. In addition to a guilty plea on a charge of conspiracy to defraud the government, the settlement requires Aggregate to make total payments of $50 million, including approximately $6.2 million to the Commonwealth, approximately $1.1 million of which the Commonwealth must in turn pay to “relators” (whistleblowers). In addition, the settlement provides that approximately $27.1 million plus accrued interest will be paid into a trust fund for future repairs and maintenance of structures related to the project. The four civil cases resolved by this agreement are: Commonwealth of Massachusetts ex rel. Chase v. Aggregate Industries, Inc. et al. in Suffolk Superior Court and United States ex rel. Harrington and Finney v. Aggregate Industries, Inc. et al., United States ex rel. Chase v. Aggregate Industries, Inc. et al., and United States ex rel. Johnston v. Aggregate Industries PLC et al., all in the United States District Court.

Environment

Wellesley College v. Commonwealth, Suffolk Superior Court. Wellesley College has threatened to seek contribution from the Commonwealth for costs related to the clean up of environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. In September 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban, which is expected to cost approximately $40 million. The judgment has since been amended by agreement of the parties and with approval of the court. Under the terms of the partial settlement and judgment, the Commonwealth has reimbursed the college approximately $1.1 million (approximately 2.5% of total clean-up costs) from an escrow account after the Department of Environmental Protection (DEP) determined that a portion of the Lake Waban shoreline clean-up was properly performed. Other issues that may lead to counterclaims by the College against the Commonwealth or its agencies include (1) groundwater contamination, estimated to cost $2 million or more depending on future decisions by DEP on appropriate clean-up; and (2) clean-up of Lake Waban itself, for which DEP has now approved a temporary solution, reviewable every five years. If a full clean-up of the lake is required in the future, it could cost up to $100 million.

In re Massachusetts Military Reservation (pre-litigation). As of March 26, 2009, the Commonwealth, through the Executive Office of Environmental Affairs, the Department of Environmental Protection and the Attorney General’s Office, were engaged in discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of the Interior, the National Oceanic and Atmospheric Administration, and private contractors regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. Federal Trustees and private contractors claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

The Arborway Committee v. Executive Office of Transportation et al., Suffolk Superior Court. The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, seeking to compel the Commonwealth to restore electric light-rail service between Heath Street and the Forest Hills station in Boston. Green Line service along this route, known as the Arborway Line, was discontinued in 1984. The plaintiff claims that the Commonwealth’s failure to restore the Arborway Line is a breach of a memorandum of understanding entered into between the Commonwealth and the Conservation Law Foundation in 1990. The Commonwealth moved for summary judgment on statute of limitations grounds. Discovery was proceeding simultaneously with the motion for summary judgment. On May 26, 2009, the Superior Court granted summary judgment to the state defendants on statute of limitations grounds, dismissing all claims against the Commonwealth. On July 7, 2009, the Superior Court ordered the entry of a separate and final judgment on those claims. The plaintiffs appealed, and, as of December 1, 2009, their brief was due to be filed in the Massachusetts Appeals Court on December 30, 2009.

Boston Harbor Clean-Up. The Commonwealth is engaged in various lawsuits in the United States District Court concerning environmental and related laws, including an action brought by the federal Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor, e.g., United States v. Metropolitan District Commission; Conservation Law Foundation v. Metropolitan District Commission. The Massachusetts Water Resources Authority (“MWRA”), successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The total cost of construction of the wastewater facilities required under the court’s order, not including combined sewer overflow (“CSO”) costs, was approximately $3.8 billion. The MWRA anticipates spending $964 million for CSO projects going forward. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent that the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment. As of December 1, 2009, the cost of initial construction of water treatment facilities required under the federal district court’s order had amounted to approximately $4.4 billion so far. Going forward, the Massachusetts Water Resources Authority anticipated spending an additional $279 million on initial construction and for remaining work on CSO projects. This figure does not include routine ongoing costs, such as maintenance expenses and capital spending for plant and system upgrades, retrofits, and replacements.

United States v. South Essex Sewerage District, United States District Court. This is another federal Clean Water Act case in which the Commonwealth faces the same type of potential liability as above.

Other

Historical Nipmuc Tribe v. Commonwealth of Massachusetts, Land Court. The Historical Nipmuc Tribe seeks the return of “State Parks and other unsettled Lands” in Central Massachusetts that are allegedly illegally obtained Nipmuc tribal homelands, as well as restitution for the Commonwealth’s use of this property. As of March 26, 2009, the case was stayed pending plaintiff’s efforts to retain counsel.

Shwachman v. Commonwealth, Worcester Superior Court. This eminent domain case, involving the taking of property necessary for construction of a new Worcester County courthouse, settled in early October 2009 for $500,000.

Perini Corp., Kiewit Construction. Corp., Jay Cashman, Inc., d/b/a Perini—Kiewit—Cashman Joint Venture v. Commonwealth. In several related cases and potential cases, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $130 million. These claims are at various stages of resolution in proceedings before the Superior Court or a CA/T Project Dispute Review Board (“DRB”) panel. As of March 26, 2009, the DRB had recently issued decisions on some of the claims, awarding plaintiffs $55 million on claims of $73.8 million. Those decisions are the subject of further court proceedings. Plaintiffs also still have in excess of $60 million in claims pending.

Goldberg v. Commonwealth, Suffolk Superior Court. In this case, the plaintiff alleges eminent domain-type damages in connection with four billboards at the East Boston entrance to Logan Airport, which are in the vicinity of parkland newly created by the Central Artery/Ted Williams Tunnel Project as a mitigation measure. One of the four billboards was removed pursuant to a license agreement in 1999, and the trial as to the damages caused by that removal took place in December 2008. The jury found that the Massachusetts Highway Department made a 9+-year temporary taking of this billboard. For that temporary taking, the jury found that the plaintiff was entitled to $1.8 million plus interest. The Commonwealth has filed post-trial motions in an effort to reduce its liability. The Commonwealth expects to take the totality of the plaintiff’s property rights in this area in the near future, thereby leading to an anticipated second trial, likely to occur in 2009. The plaintiff values the loss of these property rights at an undisclosed amount believed to be in the vicinity of $20 million.

In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management, Suffolk Superior Court. The general contractor for this historic renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors).

Central Artery/Ted Williams Tunnel Cost Recovery Program Litigation, Suffolk Superior Court. In 2004, the Commonwealth and the Massachusetts Turnpike Authority filed ten civil actions against section design consultants of the Central Artery/Ted Williams Tunnel project, claiming that the designers’ errors and omissions caused the project to expend additional costs during construction. The actions were filed as part of the project’s cost recovery program to recoup extra costs directly attributable to the designers’ errors and omissions in design. The Commonwealth and the Turnpike Authority also filed a complaint in 2004 against the project’s management consultant, Bechtel/Parsons Brinckerhoff (“B/PB”), a joint venture. The main claim in this case is B/PB’s failure to disclose the true cost of the project. The cost recovery efforts were transferred to the Attorney General’s office effective February 1, 2005. In addition, in November 2006, the Commonwealth, on behalf of the Massachusetts Highway Department, along with the Turnpike Authority, brought an action against B/PB and other defendants alleging breach of contract, negligence and other claims arising out of the July 2006 ceiling collapse in the I-90 Connector Tunnel of the Central Artery/Ted Williams Tunnel project. In late January 2008, the Attorney General and United States Attorney resolved potential criminal and civil claims against B/PB for $399 million, $35 million of which was allocated to the ceiling collapse case. In addition, a settlement was also reached with 24 section design consultants for another $51 million dollars to resolve certain cost recovery issues associated with the design of the project. In total, the Attorney General and the United States Attorney recovered $458 million, including interest. The majority of the $458 million will be held in the Central Artery/Tunnel Project Repair and Maintenance Trust Fund to provide for future non-routine repairs and maintenance of the Central Artery and Ted Williams Tunnel. In the November 2006 civil action involving the collapse of the ceiling in the I-90 Connector Tunnel, the Commonwealth has reached settlement agreements with or agreed to dismiss each of the remaining defendants. Under those agreements, the Commonwealth has recovered or expects to recover an additional $43.2 million. Of that amount, $26 million is in credits against claims by contractors against the Commonwealth; the remaining $17.2 million is in settlement payments. Under the settlement agreements, those payments are to be made to the Central Artery and Statewide Road and Bridge Infrastructure Fund (now part of the Commonwealth Transportation Fund). The settlement documents have been signed and filed with the court, and the litigation is concluded. Once payments called for under the settlement agreements are made, the Commonwealth expects to have recovered a total of approximately $78.4 million in damages specifically for the ceiling collapse.

Local 589, Amalgamated Transit Union, et al. v. Commonwealth of Massachusetts, et al., Suffolk Superior Court. In a class action complaint filed in September 2009, ten separate union organizations and numerous MBTA employees and retirees challenge various provisions in the recently enacted transportation reform legislation that alter the requirements for employee pension eligibility, transfer the MBTA employees’ and retirees’ health insurance coverage to Group Insurance Commission plans, increase the percentage of health insurance premiums to be paid by MBTA employees and retirees, and foreclose collective bargaining of group insurance coverage. These changes are in each instance prospective, do not apply to the pension and health insurance provisions in collective bargaining agreements existing as of September 2009, and when ultimately implemented are anticipated to result in projected annual savings of $30 million to $40 million associated with the transition of the MBTA employee/retiree benefits to State-controlled insurance plans. Plaintiffs claim that the changes effected by the statute violate federal labor protective agreements, unconstitutionally impair union and other contracts, and effect an unconstitutional taking of property. The Commonwealth has indicated that the state defendants plan to mount a vigorous defense to all asserted claims.

OPEIU, Local 6 and the Massachusetts Trial Court, American Arbitration Association. The union representing the Trial Court’s clerical and professional employees has taken two grievances to arbitration concerning the non-payment of negotiated wage increases for the second and third years of a collective bargaining agreement effective from July 1, 2007 to June 30, 2010. At an arbitration commenced in October 2009, the union argued that because the Legislature funded the negotiated 3% wage increases for the first year of that agreement, the Trial Court is bound to pay the negotiated wage increases for the second and third years of the agreement as well. The union values these wage increases at about $30.8 million. The Trial Court reports that the Legislature has not fully funded the wage increases, the Senate specifically rejected funding for the fiscal 2010 increases, and the collective bargaining agreement specifies that economic items are not effective until the appropriations necessary to fully fund such items are enacted. The Trial Court has additional arguments as to why the claimed increases are not owing, including that an arbitrator has no authority to order the Trial Court to expend funds for which there has been no appropriation. It is anticipated that any adverse ruling by an arbitrator will be appealed under the state statute governing collective bargaining agreements providing for arbitration.

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RATING AGENCIES’ ACTIONS

As of March 10, 2010, Standard & Poor’s, Moody’s and Fitch assigned bond ratings of AA, Aa2 and AA, respectively, to the Commonwealth’s general obligation bonds. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the Commonwealth’s municipal obligations.

ADDITIONAL CONSIDERATIONS

Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING

PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”). The sources of payment for Puerto Rico municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to offerings of Puerto Rico bond issues, the most recent such official statement being dated September 11, 2009. Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Puerto Rico issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the U.S. Census Bureau, its population was 3,954,037 as of July 1, 2008. Puerto Rico’s constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. The relationship between the United States and Puerto Rico is referred to as commonwealth status.

The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner that has a voice in the House of Representatives but no vote (except in House committees and subcommittees to which he belongs). Most federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget (“OMB”) and Government Development Bank for Puerto Rico (“Government Development Bank” or “GDB”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. OMB prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

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OVERVIEW OF ECONOMIC AND FISCAL CONDITION

Puerto Rico’s economy has been in a recession, which commenced in the fourth quarter of fiscal year 2006. Although Puerto Rico’s economy is closely linked with the United States economy, for fiscal years 2007 and 2008, Puerto Rico’s real gross national product decreased by 1.9% and 2.5%, respectively, while the United States economy grew at a rate of 1.8% and 2.8%, respectively, during the same periods. As of April 2009, recent projections of the Puerto Rico Planning Board (the “Planning Board”) indicate that the economic contraction has accelerated in fiscal year 2009, with an expected further reduction in real gross national product of 3.4%. While this trend was expected to continue in fiscal year 2010, the expected positive impact of the U.S. federal and local economic stimulus measures discussed below led the Planning Board to announce on April 29, 2009 revised projections for fiscal year 2010 reflecting a projected increase in real gross national product of 0.1%.

The Commonwealth is experiencing a fiscal crisis as a result of the structural imbalance between recurring government revenues and expenses. The structural imbalance has been exacerbated during fiscal years 2008 and 2009, with recurring government expenses significantly higher than recurring revenues, which have declined as a result of the multi-year economic contraction mentioned above. In order to bridge the deficit resulting from the structural imbalance, the government has used non-recurring measures, such as borrowing from GDB or in the bond market, and postponing the payment of various government expenses, such as payments to suppliers and utilities providers. As of April 30, 2009, the estimated structural deficit for fiscal year 2009 was projected to be $3.2 billion.

Rating Downgrades

The continued fiscal imbalance led to successive downgrades in the Commonwealth’s general obligation debt ratings, by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”) in fiscal year 2004. Each of the rating agencies has a stable outlook on the Commonwealth’s general obligation debt, as of September 2009.

Fiscal Year 2009 Estimated Structural Deficit

For fiscal year 2009, estimated revenues of the General Fund (the primary operating fund of the Commonwealth) are $7.6 billion as of April 2009 (down from the original budgeted revenues of $8.5 billion). Although budgeted expenditures for the fiscal year were $9.5 billion, the government has identified additional expenses for fiscal year 2009 that were not included in the budget. Unbudgeted expenses for fiscal year 2009 are estimated at $1.4 billion. Thus, the resulting estimated structural deficit for fiscal year 2009 is $3.2 billion as of April 2009.

General Fund Revenues

Preliminary General Fund revenues for the first nine months of fiscal year 2009 (from July 2008 through March 2009) were $5.44 billion, a decline of 4.9% from the $5.72 billion for the same period in the prior fiscal year. The continued decline in General Fund tax revenues reflects primarily the impact of the ongoing economic recession.

Fiscal Stabilization Plan

The new government administration, which commenced on January 2, 2009 and controls the Executive and Legislative branches of government, has developed and commenced implementing a multi-year plan designed to achieve fiscal balance and restore economic growth. The fiscal stabilization plan seeks to achieve budgetary balance on or before fiscal year 2013, while addressing expected fiscal deficits in the intervening years through the implementation of a number of initiatives, including the following: (i) a $2 billion operating expense-reduction plan during fiscal year 2010, through government reorganization and reduction of operating expenses,

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including payroll which is the main component of government expenditures; (ii) a combination of temporary and permanent tax increases, coupled with additional tax enforcement measures; and (iii) a bond issuance program through Puerto Rico Sales Tax Financing Corporation (“COFINA” by its Spanish-language acronym). The Commonwealth has indicated that, before the temporary measures expire in 2013, the administration intends to design and adopt a comprehensive reform of the tax system and a long-term economic development plan to complement the economic reconstruction and supplemental stimulus initiatives described below. The proceeds expected to be obtained from the COFINA bond issuance program will be used to repay existing government debt (including debts with GDB), finance operating expenses of the Commonwealth for fiscal years 2009 through 2011 (and for fiscal year 2012, to the extent included in the government’s annual budget for such fiscal year), including costs related to the implementation of a workforce reduction plan, the funding of an economic stimulus plan, as described below, and for other purposes to address the fiscal imbalance while the fiscal stabilization plan is being implemented. The fiscal stabilization plan seeks to safeguard the investment grade ratings of the Commonwealth’s general obligation debt and lay the foundation for sustainable economic growth. Legislation has already been enacted authorizing the implementation of all the measures in the fiscal stabilization plan and the Office of Management and Budget (“OMB”) has certified projected savings of $237 million for fiscal year 2010 from implemented measures to date.

Economic Reconstruction Plan

The new administration has also developed and commenced implementing a short-term economic reconstruction plan. The cornerstone of this plan is the implementation of U.S. federal and local economic stimulus programs. Puerto Rico is slated to benefit from the American Recovery and Reinvestment Act of 2009 (“ARRA”) enacted by the U.S. government to stimulate the U.S. economy in the wake of the global economic downturn. Puerto Rico expects to receive approximately $5.0 billion from ARRA during the next two fiscal years, which includes tax relief, expansion of unemployment benefits and other social welfare provisions, and domestic spending in education, health care, and infrastructure, among other measures. The Commonwealth has indicated that the administration will seek to complement the U.S. federal stimulus with additional short- and medium-term supplemental stimulus measures seeking to address specific local challenges and providing investment in strategic areas. These measures include a local $500 million economic stimulus plan to supplement the federal plan. In addition, to further stimulate economic development and cope with the fiscal crisis, the administration is in the process of establishing a legal framework to authorize and promote the use of public-private partnerships to finance and develop infrastructure projects and operate and manage certain public assets.

The new administration is also developing a comprehensive long-term economic development plan aimed at improving Puerto Rico’s overall competitiveness and business environment and increasing private-sector participation in the Puerto Rico economy. The Commonwealth has indicated that, as part of this plan, the administration will emphasize (i) the simplification and shortening of the permitting and licensing process; (ii) the strengthening of the labor market by encouraging greater labor-force participation and bringing out-of-date labor laws and regulations in line with U. S. and international standards and (iii) the adoption of a new energy policy that seeks to lower energy costs and reduce energy-price volatility by reducing Puerto Rico’s dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies.

Proposed Fiscal Year 2010 Budget

On April 29, 2009, the Governor submitted to the Legislature a proposed budget for fiscal year 2010. The proposed budget provides for total General Fund revenues and appropriations of $7.67 billion, compared to estimated General Fund revenues of $7.60 billion for fiscal year 2009. Budgeted General Fund expenditures total $7.67 billion, a decrease of $1.81 billion, or 19%, from the fiscal year 2009 budgeted expenditures of $9.48 billion. To cover approximately $2 billion of additional transitory expenses for fiscal year 2010 related to the implementation of the expense-reduction plan (including expenses that will be incurred in fiscal year 2010 but will not be incurred in subsequent fiscal years) and a $500 million projected remaining structural deficit, the Commonwealth will establish a Stabilization Fund to be funded with proceeds from COFINA bond issues.

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The projections and assumptions used in the proposed fiscal year 2010 budget are subject to a number of risks, including risks related to the economic forecasts, the implementation of the expense-reduction plan, and the execution of certain transactions contemplated in the fiscal stabilization plan (such as the COFINA financings). Many complex political, social, environmental, and economic forces influence the Commonwealth’s economy and finances unpredictably from fiscal year to fiscal year. The budget is necessarily based on forecasts of economic activity, which have frequently failed to accurately predict the timing and magnitude of specific cyclical changes in the U.S. and local economy. There can be no assurance that the Commonwealth’s economy will not experience results in the current and ensuing fiscal years that are materially worse than predicted, with corresponding material and adverse effects on the Commonwealth’s projections of receipts and disbursements.

ECONOMY

General

The Commonwealth in the past has established policies and programs directed principally at developing the manufacturing sector and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have historically been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico’s economy experienced a considerable transformation during the past sixty-five years, passing from an agriculture economy to an industrial one. Virtually every sector of the economy participated in this expansion. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. Nevertheless, the significant oil price increases during the past four years, the continuous contraction of the manufacturing sector, and the budgetary pressures on government finances triggered a general contraction in the economy. Puerto Rico’s economy is currently in a recession that began in the fourth quarter of fiscal year 2006, a fiscal year in which the real gross national product grew by only 0.5%. For fiscal years 2007 and 2008, the real gross national product contracted by 1.9% and 2.5%, respectively. This contraction has continued into fiscal year 2009, for which the Planning Board expects a reduction of 3.4% in real gross national product. While the trend was expected to continue in fiscal year 2010, the Planning Board announced on April 29, 2009 that the expected positive impact of the U.S. federal and local economic stimulus measures discussed below should outweigh the expected negative impact of the Fiscal Stabilization Plan also described below and revised its projections for fiscal year 2010 to reflect an increase of 0.1% in real gross national product. The Planning Board is also projecting increases in real gross national product of 0.9% and 1.0% for fiscal years 2011 and 2012, respectively.

Nominal personal income, both aggregate and per capita, has increased consistently from 1947 to 2008. In fiscal year 2008, aggregate personal income was $56.2 billion ($44.8 billion in 2000 prices) and personal income per capita was $14,237 ($11,341 in 2000 prices).1 Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total U.S. federal transfer payments to individuals amounted to $12.3 billion in fiscal year 2008 ($10.5 billion in fiscal year 2007). Entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions were $9.3 billion, or 76% of the transfer payments to individuals in fiscal year 2008 ($8.6 billion, or 82%, in fiscal year 2007). The remainder of the federal transfers to individuals is

[1]

Different price deflators are used for gross national product and personal income statistics. The year 2000 is used as a basis for comparison because that is the year used by the U.S. Department of Commerce.

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represented by grants, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant (higher education) Scholarships. The increase in federal transfer payments to individuals, and the corresponding decline in the share of entitlements to total transfers to individuals, from fiscal year 2007 to fiscal year 2008 was due almost exclusively to the U.S. federal tax rebates implemented in fiscal year 2008.

Total average annual employment (as measured by the Puerto Rico Department of Labor and Human Resources Household Employment Survey, known as the “Household Survey”) also increased between fiscal year 1999 and fiscal year 2008. From fiscal year 1999 to fiscal year 2008, total employment has increased at an average annual growth rate of 0.6% to 1,217,500. However, there has been a decrease in employment during fiscal year 2009, related to the current recession.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and the service sector. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities, and other services, plays a major role in the economy. It ranks second to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2008, approximately 74% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 47% of Puerto Rico’s imports. In fiscal year 2008, Puerto Rico experienced a positive merchandise trade balance of $19.0 billion.

Fiscal Years 2009 and 2010

The Planning Board’s gross national product forecast for fiscal year 2009, released in February 2009, projected a decline of 3.4% in constant dollars, or an increase of 1.5% in current dollars. Personal income was expected to decline by 1.5% in real terms, or to increase by 2.3% in nominal terms. On April 29, 2009, the Planning Board released new projections. As of that date, the Planning Board projected a slight decrease in gross national product of 0.1% in constant dollars or 3.4% in current dollars. In August 2009, the Planning Board revised its gross national product forecast for fiscal year 2009 by projecting a base case scenario decline of 4.8% in constant dollars, a further decline of 1.4% from the projection released in February 2009. The Planning Board, however, made an upward revision of its gross national product forecast for fiscal year 2010 by projecting an increase of 0.7% in constant dollars. The Planning Board’s revised forecast for fiscal year 2010 takes into account the estimated effect on the Puerto Rico economy of the Government’s fiscal stabilization plan and of the activity expected to be generated by $1.73 billion from the American Recovery and Reinvestment Act of 2009 (“ARRA”) and $280.3 million from the Government’s local stimulus package. The revised forecast also considers the effect on the Puerto Rico economy of general global economic conditions, the U.S. economy, the volatility of oil prices, interest rates and the behavior of local exports, including expenditures by visitors.

Puerto Rico expects to receive approximately $6 billion in stimulus funds from ARRA, of which approximately $3.3 billion is slated to be used to provide consumer and tax payer relief. As of August 2009, the Puerto Rico Infrastructure Financing Authority (“PRIFA”), which is responsible for the administration of ARRA in Puerto Rico, reported that approximately $609 million in ARRA funds for use in health, housing, and education related projects, among others, had been disbursed.

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The Government has also begun disbursing funds under the local stimulus program. Most municipalities have received disbursements earmarked to pay outstanding debts and fund local projects. The Government has also disbursed funds allocated towards job training programs, a strategic water distribution project in a southern municipality and the revamping of the Puerto Rico permits system.

According to the Household Survey, total employment for fiscal year 2009 averaged 1,168,200, a decrease of 4.1% from the previous fiscal year. The unemployment rate for fiscal year 2009 was 13.4%, an increase from 11 % for fiscal year 2008. For the month of July 2009, the unemployment rate was 16.5%.

Fiscal Year 2008

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2008 indicate that real gross national product decreased 2.5% (3.8% in current dollars) over fiscal year 2007. Nominal gross national product was $60.8 billion in fiscal year 2008 ($43.0 billion in 2000 prices), compared to $58.6 billion in fiscal year 2007 ($44.2 billion in 2000 prices). Aggregate personal income increased from $52.3 billion in fiscal year 2007 ($43.4 billion in 2000 prices) to $56.2 billion in fiscal year 2008 ($44.8 billion in 2000 prices), and personal income per capita increased from $13,269 in fiscal year 2007 ($11,012 in 2000 prices) to $14,237 in fiscal year 2008 ($11,341 in 2000 prices). The significant increase in personal income in fiscal year 2008 is due in part to the tax rebate program implemented by the Bush Administration during that fiscal year.

According to the Household Survey, total employment for fiscal year 2008 averaged 1,217,500, a decrease of 3.6% compared to 1,262,900 for fiscal year 2007. At the same time, the unemployment rate for fiscal year 2008 was 11.0%, an increase from 10.4% for fiscal year 2007.

Among the variables contributing to the decrease in gross national product were the continuous contraction of the manufacturing and construction sectors and the contraction of U.S. economic activity. Furthermore, the decline in Puerto Rico’s gross national product was not offset by the federal tax rebates due to the high levels of oil prices during fiscal year 2008. The persistent high level of the price of oil and its derivatives (such as gasoline) during that period served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth’s dependence on oil for power generation and gasoline (in spite of its recent improvements in power-production diversification), the high level of oil prices accounted for an increased outflow of local income in fiscal year 2008. The difficulties associated with the financial crisis resulted in lower short-term interest rates, but this did not translate into an improvement in the construction sector.

Fiscal Year 2007

The Planning Board’s reports on the performance of the Puerto Rico economy during fiscal year 2007 indicate that the real gross national product fell by 1.9%. Nominal gross national product was $58.6 billion in fiscal year 2007 ($44.2 billion in 2000 prices), compared to $56.7 billion in fiscal year 2006 ($45.0 billion in 2000 prices). This represents an increase in nominal gross national product of 3.2%. Aggregate personal income was $52.3 billion in fiscal year 2007 ($43.4 billion in 2000 prices), as compared to $50.8 billion in fiscal year 2006 ($43.4 billion in 2000 prices), and personal income per capita was $13,269 in fiscal year 2007 ($11,012 in 2000 prices), as compared to $12,944 in fiscal year 2006 ($11,052 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2007 averaged 1,262,900, an increase of 0.8% compared to 1,253,400 for fiscal year 2006. The driving force behind total employment was self-employment. The unemployment rate for fiscal year 2007 was 10.4%, a decrease from 11.7% for fiscal year 2006.

Fiscal Stabilization and Economic Reconstruction

The new administration has developed and commenced implementing a multi-year Fiscal Stabilization and Economic Reconstruction Plan that seeks to achieve fiscal balance and restore economic growth. The

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administration believes that fiscal stabilization is central to safeguarding the Commonwealth’s investment-grade credit rating and restoring Puerto Rico’s economic growth and development. During the first quarter of 2009, the Legislative Assembly enacted three bills providing for the implementation of this plan, which is composed of two main elements: the Fiscal Stabilization Plan (the “Fiscal Plan”) and the Economic Reconstruction Plan (the “Economic Plan”).

In addition, the new administration is in the process of designing and implementing a series of economic development initiatives with the aim of enhancing Puerto Rico’s competitiveness and strengthening specific industry sectors. These economic development initiatives are intended to support the prospects of long-term and sustainable growth.

Fiscal Stabilization Plan

The Fiscal Plan has three main objectives: (i) stabilize the short-term fiscal situation, (ii) safeguard and strengthen the Commonwealth’s credit rating, and (iii) achieve budgetary balance by fiscal year 2013. The Fiscal Plan, which is generally contained in Act No. 7 of March 9, 2009 (“Act 7”), includes operating expense-reduction measures, tax revenue enforcement measures, tax increases, and financial measures, as discussed below.

Expense Reduction Measures. A significant portion of Puerto Rico’s current budget deficit is attributable to the accumulated effect of high operating expenses in the government. The Fiscal Plan seeks to reduce the recurring expense base of the government to make it consistent with the level of government revenues. The Fiscal Plan establishes a government-wide operating expense-reduction program aimed at reducing payroll and other operating expenses by $2 billion.

Payroll expense is the most significant component of the government’s recurring expense base. The reduction in payroll expenses contemplated by the Fiscal Plan will be implemented in three phases and includes certain benefits conferred to participating employees, as follows:

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Phase I: Incentivized Voluntary Resignation and Voluntary Permanent Workday Reduction Programs: The Incentivized Voluntary Resignation Program offered public employees a compensation incentive based on the time of service in the government. The Voluntary Permanent Workday Reduction Program was available to public employees with 20 or more years of service. The Workday Reduction Program consists of a voluntary reduction of one regular workday every fifteen calendar days, which is equivalent to approximately a 10% reduction in annual workdays. Phase I commenced in March 2009 and public employees had until April 27, 2009 to submit the required information to participate in the voluntary programs available under Phase I and be eligible for the Public Employees Alternatives Program. On May 14, 2009, OMB announced that based on the number of employees who agreed to participate in these programs, the expected reduction in expenses for fiscal year 2010 would be $50 million.

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Phase II: Involuntary Layoff Plan: As provided in Act 7, Phase II will go into effect because the objective of reducing $2 billion in expenses was not achieved after implementation of Phase I and Phase III. Under Phase II, subject to certain exceptions, all employees with transitory, non-permanent positions will be terminated. In addition, Phase II provides for one or more rounds of involuntary layoffs and applies to all public employees unless specifically excluded by Act 7, strictly according to seniority in public service, starting with employees with least seniority. The plan excludes employees listed in Act 7 as providing “essential” services, those paid by federal funds, those on military leave, and political appointees and their trust employees (political appointees and their trust employees, who do not hold a permanent or career position in the government, are referred to herein as “non-career” employees). Employees in Phase II will receive a severance package that includes health coverage payment for up to a maximum of six months or until the former public employee is eligible for health insurance coverage at another job.

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Phase III: Temporary Suspension of Certain Provisions of Laws, Collective Bargaining Agreements, and Other Agreements: Phase III, which went into effect on March 9, 2009, imposes a temporary freeze of salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. Phase III will remain in effect for a period of two years, but this term may be shortened by the Governor by means of an Executive Order should OMB certify that the savings resulting from the implementation of Act 7’s expense-reduction measures are sufficient to cover the law’s objectives. OMB has indicated that the expected savings from the implementation of these measures is $187 million for fiscal year 2010.

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Public Employees Alternatives Program: The employees that elected to participate in the Incentivized Voluntary Resignation Program or the Voluntary Permanent Workday Reduction Program under Phase I, or that are subject to involuntary layoffs under Phase II, will be eligible for the Public Employees Alternatives Program. This program assists public employees in their transition to other productive alternatives, and offers vouchers for college education, technical education, and professional training, as well as for establishing a business and for relocation.

In addition, Act 7 provides that, for a period of two years, collective bargaining agreements that have already expired or that expire while the law is in effect and that relate to public employees may not be renegotiated or renewed.

On April 13, 2009, a group of government employees along with labor organizations that represent governmental employees filed a complaint in the U.S. District Court for the District of Puerto Rico seeking, among other relief, an injunction to stop the Government of Puerto Rico from implementing the expense-reduction provisions of Act 7 under the theory that such provisions violate United States and Puerto Rico law prohibitions on impairment of contracts and retroactive application of laws. On August 5, the Court denied the preliminary injunction. The Court’s decision allows the Government to continue with the implementation of Act 7. The Commonwealth has indicated that the administration intends to continue to defend vigorously the constitutionality of Act 7.

The second element of the expense-reduction measures, which pertains to other operating expenses, will be conducted through an austerity program in combination with other measures, such as reduction in expenses of the public health plan, Executive Branch reorganization, and efficiency measures supported by budgeting and accounting processes, and information technology. The austerity program mandates a 10% reduction in other operational expenses, including cellular phone use, credit cards, and official vehicles.

Tax Revenue Enforcement Measures. The Fiscal Plan seeks to increase tax revenues by implementing a more rigorous and ongoing tax enforcement and compliance strategy. Specific tax enforcement initiatives include: (i) enhancements to federal grants and fund receipts, (ii) stronger collections and auditing efforts on Puerto Rico’s sales and use tax, and (iii) a voluntary tax compliance program.

Tax Increases. The goal of achieving fiscal and budgetary balance requires a combination of measures that include the introduction of permanent and temporary tax increases. The Fiscal Plan includes six temporary and four permanent revenue increasing measures. With respect to temporary revenue increasing measures, the administration will implement: (i) a 5% surtax on income of certain individuals, (ii) a 5% surtax on income of certain corporations, (iii) a 5% income tax on credit unions (commonly known as cooperativas in Puerto Rico), (iv) a 5% income tax on Puerto Rico international banking entities, (v) a special property tax on residential real estate, and (vi) a moratorium on certain tax credits. The majority of these temporary measures are slated to be in effect for three fiscal years beginning in fiscal year 2010. The permanent measures include (i) modifications to the alternative minimum tax for individuals and corporations, (ii) an increase in the excise taxes on cigarettes, (iii) new excise taxes on motorcycles, and (iv) an increase in the excise taxes on alcoholic beverages.

Financial Measures. The administration expects to carry out several financial initiatives in order to achieve fiscal stability throughout the implementation period of the Fiscal Plan. These financial measures include, among

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others, a financing or bond issuance program the proceeds of which would be used to bridge the structural budgetary imbalance during the implementation period of the Fiscal Plan and funding some initiatives in the Economic Plan.

The financial measures are mainly anchored on the bond-issuance program of COFINA. Act 7, in conjunction with Act No. 91 of May 13, 2006, as amended (“Act 91”), and Act No. 1 of January 14, 2009 (“Act 1”), allocated to COFINA, commencing on July 1, 2009, 2.75% (one-half of the tax rate of 5.5%) of the sales and use tax imposed by the central government, which increased COFINA’s financing capacity and, the Commonwealth has indicated, should allow the Commonwealth to achieve fiscal stability throughout the implementation period of the Fiscal Plan.

In addition to the increased tax allocations to COFINA, the financial initiatives that were enacted into law include the creation of the Savings Notes for the Economic Cooperation of Puerto Rico (the “Saving Notes Program”) and allow for the refinancing of a portion of the existing debt of the Puerto Rico Public Buildings Authority. The Savings Notes Program consists of an issuance of up to $20 million in short-term general obligation notes for retail distribution to Puerto Rico residents.

The administration expects that its Fiscal Plan will provide more fiscal stability, thereby safeguarding and strengthening Puerto Rico’s credit rating. The administration further expects that the resulting fiscal structure will be sustainable and conducive to economic growth and development.

Economic Reconstruction Plan

To balance the impact of the Fiscal Plan, the administration has developed and is implementing an economic reconstruction program to stimulate growth in the short term and lay the foundation for long-term economic development. In addition, the administration is developing a comprehensive, long-term, economic development program aimed at improving Puerto Rico’s overall global relevance, competitiveness, and business environment, and increasing private-sector capital formation and participation in the economy.

The Economic Plan consists of three main components: (i) two economic stimulus programs, (ii) Public-Private Partnerships, and (iii) a supplemental stimulus plan.

Economic Stimulus Programs. The cornerstone of Puerto Rico’s short-term economic reconstruction plan is the implementation of two economic stimulus programs aimed at reigniting growth and counterbalancing any adverse effects associated with the Fiscal Plan. The economic stimulus programs consist of Puerto Rico’s participation in ARRA (also referred to herein as the “Federal Stimulus”) and a local plan (the “Local Stimulus”) designed to complement the Federal Stimulus.

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Federal Stimulus Program: Puerto Rico is eligible to participate in ARRA because of its status as a U.S. jurisdiction. Puerto Rico expects to receive up to $5 billion in stimulus funds from ARRA. The funds are slated to be distributed in four main categories: relief to individuals, budgetary and fiscal relief, taxpayers’ relief, and capital improvements. This Federal Stimulus coming from ARRA places an emphasis in relief for individuals and taxpayers. In terms of government programs, the Federal Stimulus allocates funds to education, agriculture and food assistance, health, housing and urban development, labor, and transportation, among others.

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Local Stimulus Program: The administration has formulated the Local Stimulus to supplement the Federal Stimulus and ameliorate specific local challenges associated with the local mortgage market, the availability of credit, and the infrastructure and construction sectors. Despite the fact that the Local Stimulus amounts to a $500 million investment by the government, it has been estimated that its effect will be greater due to its loan-guarantee programs, which is to be coordinated in collaboration with commercial banks in Puerto Rico. The Local Stimulus is composed of three main elements: (i) capital improvements, (ii) stimulus for small- and medium-sized businesses, and (iii) consumer relief in the form of direct payments to retirees, mortgage-debt restructuring for consumers that face risk of default, and consumer stimulus for the purchase of housing.

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Public-Private Partnerships. The administration believes that Public-Private Partnerships (“PPPs”) represent an important tool for economic development, particularly in times of fiscal imbalance. PPPs are collaborations between government and non-governmental entities—such as private-sector, non-profit organizations, credit unions, and township corporations (corporaciones municipales)—to develop infrastructure projects, manage government assets or provide services. The non-governmental partner takes on certain responsibilities and risks related to the development of the project in exchange for receiving the benefits of operating it.

PPPs provide the opportunity for lower project development costs, reduction of financial risk, creation of additional revenue sources, establishment of service quality metrics, and redirection of government resources to focus on the implementation of public policy.

The Commonwealth has indicated that the administration is working on establishing the legal framework that will implement the procedures for establishing PPPs. Puerto Rico has opportunities for the establishment of PPPs in the areas of highways, ports, transportation, solid waste, potable water, and renewable energy, among others.

Supplemental Stimulus Plan. The Economic Plan includes a Supplemental Stimulus Plan, to provide investment in strategic areas with the objective of laying the foundations for long-term growth in Puerto Rico. The Supplemental Stimulus is slated to begin after the first year of implementation of the Federal and Local Stimuli. The coordinated implementation of the Supplemental Stimulus during the second year of the Federal and Local Stimuli is expected to reinforce continuity in reigniting economic growth while making key investments for long-term development.

The Supplemental Stimulus is slated to be conducted by GDB through a combination of direct investments and guaranteed lending. Specifically, the plan is for the Supplemental Stimulus to target critical areas such as the banking system, key infrastructure projects, public capital improvement programs, private-sector lending to specific industries, and the export and research-and-development knowledge industries. The plan is for the Supplemental Stimulus to take into account the strategic needs that Puerto Rico must fulfill in order to become a more competitive player in its region and in the global economy.

The Supplemental Stimulus is intended to complement a comprehensive Economic Development Program that is slated to be implemented by the Department of Economic Development and Commerce, as discussed below.

Economic Development Program

The Department of Economic Development and Commerce (“DEDC”), in coordination with other government agencies, is in the process of formulating and implementing a series of economic development initiatives with the goal of laying the groundwork for sustainable economic growth. These initiatives are centered on the dual mission of fostering multi-sector growth while reducing costs and barriers to business and investment, and are a medium-to-long-term counterpart to the Economic Reconstruction Plan and the Supplemental Stimulus Plan described above. The economic development initiatives are aimed at improving Puerto Rico’s overall global relevance, competitiveness, and business environment and seek to increase private-sector capital formation and participation in the Puerto Rico economy.

The administration will emphasize three main initiatives to enhance Puerto Rico’s competitive position: (i) overhauling the permitting process, (ii) reforming the labor market, and (iii) reducing energy costs.

The first initiative, the reengineering of Puerto Rico’s permitting and licensing process, has already been initiated and legislation has been filed. In the short term, this restructuring is focused on eliminating the significant backlog of unprocessed permits that are currently in the pipeline of various government agencies. In

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the longer term, this effort seeks to significantly reduce the number of inter-agency processes and transactions currently required by creating a centralized, client-focused system that simplifies and shortens the permitting process for applicants.

Initiatives will also be undertaken with the purpose of strengthening Puerto Rico’s labor market. The administration seeks to encourage greater labor-force participation by providing the private sector with more flexibility in establishing feasible labor arrangements. One focus of the labor-market reform will be the modernization of Puerto Rico’s regulatory framework. Legislative changes to be introduced will focus on bringing out-of-date labor laws and regulations in line with U.S. and international standards with respect to such matters as flex-time arrangements, overtime rules, workers’ compensation, and benefit requirements, among others. This labor reform is expected to provide a significant improvement in Puerto Rico’s competitiveness in the global marketplace.

The administration considers the adoption of a new energy policy to be critical for Puerto Rico’s competitiveness. Presently, fluctuations in oil prices have a significant effect on Puerto Rico’s overall economic performance. The Commonwealth has indicated that the administration plans to focus on reducing Puerto Rico’s dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies. The Commonwealth has indicated that, by implementing a new energy policy, the Commonwealth seeks to lower energy costs, reduce energy-price volatility, and establish environmentally sustainable energy production through a reduction in ecologically harmful emissions. The Commonwealth is facilitating the development of several initiatives, including the wheeling of energy, conservation efforts, and the installation of new renewable generation capacity, among others. These initiatives are expected not only to address energy prices in Puerto Rico, but also to provide for a means of attracting investment in the energy sector.

The Commonwealth plans to complement these competitive initiatives with specific strategic initiatives with the objective of creating jobs and increasing economic activity across various sectors of the Puerto Rico economy. The Commonwealth has natural or structural competitive advantages in several areas, such as pharmaceutical and biotechnology manufacturing. These advantages provide opportunities to further economic activities in manufacturing, science and technology, tourism, renewable energy, trade, and professional services. The specific initiatives will be designed to promote sustainable economic growth while diversifying Puerto Rico’s economic base.

Puerto Rico Tax Incentives

One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the United States with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes on income derived in Puerto Rico. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development, and it has done so for many years.

In this regard, the Commonwealth has enacted legislation providing tax exemptions and tax incentives for businesses operating within certain sectors of the economy. Tax incentives laws have existed in Puerto Rico for over fifty years. The Economic Incentives Act, the most recent tax incentives act, covers companies dedicated to manufacturing and the export of services and was enacted on May 28, 2008. All eligible businesses operating under previous tax incentives laws may apply for the benefits provided by the Economic Incentives Act.

The Economic Incentives Act streamlines the process for obtaining tax incentives and provides recipients with certainty as to the amount of benefits they will receive over time. The Economic Incentives Act expands the definition of manufacturing to include cluster and supply chain concepts, addresses issues of cost competitiveness, and simplifies the applicable rules. The tax structure established by the Economic Incentives Act generally has a 4% income tax rate and a 12% withholding tax rate for royalties. An alternative structure has an 8% income tax rate and a 2% withholding tax on royalties. For existing businesses with tax rates between 2% and 4%, the Secretary of Economic Development has the discretion to grant the same tax benefits if doing so is

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considered to be in the best interests of Puerto Rico’s economy. Income tax rates may be reduced by an additional 0.5% for projects located in low-or mid-economic development areas. Additional exceptions to the general tax structure exist for pioneering activities, local firms and small businesses. Pioneering activities may have a 1% income tax rate, or no income taxes if the research and development activity is located completely within Puerto Rico. Local firms may enjoy a tax rate as low as 3%, and for small- and medium-sized businesses the tax rate may be as low as 1%, provided such activities are eligible for certain credits provided by the Economic Incentives Act.

A variety of tax credits are available under the Economic Incentives Act, including: for the purchase of products manufactured in Puerto Rico; for job creation; for investment in research and development; for investment in energy-generation equipment; to reduce the cost of energy; to transfer technology; and for investors who acquire exempt operations in the process of shutting down. There are also investment credits for projects classified as strategic projects. Some of these credits can be carried forward and others can be sold.

Economic Performance by Sector

From fiscal year 2004 to fiscal year 2008, the manufacturing and service sectors generated the largest portion of gross domestic product. The manufacturing, service, and government sectors were the three sectors of the economy that provided the most employment in Puerto Rico.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. Planning Board figures show that in fiscal year 2008 manufacturing generated $38.5 billion, or 41.2%, of gross domestic product. During fiscal year 2008, payroll employment for the manufacturing sector was 104,200, a decrease of 3.4% compared with fiscal year 2007. For the first nine months of fiscal year 2009, the average manufacturing employment was 99,300, a decrease of 5.3% compared to the same period of the prior fiscal year. Most of Puerto Rico’s manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. Federal minimum wage laws are applicable in Puerto Rico. For fiscal year 2008, the average hourly manufacturing wage rate in Puerto Rico was approximately 68.5% of the average mainland U.S. rate.

Total employment in the manufacturing sector decreased by 14,200 from fiscal year 2004 to fiscal year 2008. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling by 10.6% and 4.8%, respectively. Thereafter, manufacturing employment seemed to stabilize around 118,000 jobs, but the acceleration in job losses reappeared in fiscal year 2006 with the sector experiencing another significant drop of 4.0%. For fiscal years 2007 and 2008, manufacturing employment decreased by 4.2% and 3.4%, respectively. For the first nine months of fiscal year 2009, the sector lost an average of 5,600 jobs, or 5.3% compared to the same period of the previous year. In summary, the manufacturing sector lost nearly 17,000 jobs from calendar year 2005 to 2008, and, according to the trend observed for the first months of 2009, it is likely that it will lose more than 5,000 additional jobs in calendar year 2009. Given that this sector used to pay the highest wages, on average, in Puerto Rico, its general downturn has represented a major difficulty for restoring growth for the whole economy. There are several reasons that explain this sector’s job shrinkage: the end of the phase-out of Section 936 of the U.S. Code, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly labor and electricity), the increased use of job outsourcing, and, more recently, the effects of the global economic decline. Puerto Rico’s manufacturing sector is facing increased international competition, and new ideas and initiatives are believed to be necessary to this sector.

Service Sector

Puerto Rico has experienced significant growth in the service sector, which includes finance, insurance, real estate, wholesale and retail trade, and other services. This sector expanded in terms of both income and

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employment between 1999 and 2008, following the general trend of other industrialized economies, but with differences on the magnitudes of those changes. During the period between fiscal years 2004 and 2008, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 5.0%, while payroll employment in this sector increased at an average annual rate of 0.8%. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 15% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. The development of the service sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing and construction.

The high degree of knowledge, skill, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The service sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2008, the service sector generated $37.1 billion of gross domestic product, or 40% of the total. Service-sector employment grew from 542,092 in fiscal year 2004 to 559,811 in fiscal year 2008 (representing 54.8% of total non-farm payroll employment). This represents a cumulative increase of 3.3% during such period. For the first nine months of fiscal year 2009, the average service-sector employment was 546,108, a decrease of 2.6% compared to the same period of the prior fiscal year. Wholesale and retail trade, finance, insurance and real estate experienced growth in fiscal years 2004 to 2008, as measured by gross domestic product at current prices. From fiscal year 2004 to 2008, gross domestic product increased in the trade sector from $9.8 billion to $11.8 billion, and in finance, insurance and real estate from $13.0 billion to $16.4 billion.

Puerto Rico has a developed banking and financial system. As of December 31, 2008, there were thirteen commercial banks operating in Puerto Rico. Commercial banks in Puerto Rico are generally regulated by the Federal Deposit Insurance Corporation (the “FDIC”) or the Board of Governors of the Federal Reserve System and by the Office of the Commissioner of Financial Institutions of Puerto Rico (the “OCFI”). The OCFI reports that total assets of these institutions (excluding assets of units operating as international banking entities) as of December 31, 2008 were $87.5 billion, as compared to $87.9 billion as of December 31, 2007.

Broker-dealers in Puerto Rico are regulated by the Financial Industry Regulatory Authority and the OCFI and are mainly dedicated to serve investors that are residents of Puerto Rico. According to the OCFI, assets under management of broker-dealers in Puerto Rico totaled $26.5 billion as of December 31, 2008, down from $27.9 billion on December 31, 2007. Another relevant component of the financial sector in Puerto Rico is the mutual fund industry. Local mutual funds are organized as investment companies and recorded assets under management of $13.9 billion as of December 31, 2008, down slightly from $14.1 billion as of December 31, 2007 according to the OCFI. Most of the assets under management of local mutual funds are reflected in the amount of assets under management of broker-dealers stated above.

Other components of the financial sector in Puerto Rico include international banking entities (“IBEs”) and credit unions (locally known as cooperativas). IBEs are licensed financial businesses that conduct offshore banking transactions. As of December 31, 2008, there were 33 international banking entities (including units of commercial banks) operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $63.8 billion, a decrease from $75.8 billion in total assets as of December 31, 2007. Meanwhile, credit unions, which tend to emphasize basic consumer financial services, reached $6.7 billion in assets as of December 31, 2008, a slight increase from $6.5 billion as of December 31, 2007.

In addition, there are specialized players in the local financial industry that include mortgage-origination companies and auto and personal finance companies.

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Hotels and Related Services—Tourism

During fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,922,500, an increase of 3.8% over the number of persons registered during the same period in fiscal year 2005. The number of non-resident tourists registered in tourist hotels during fiscal year 2006 increased by 3.5% compared to fiscal year 2005. Tourist hotel rooms available during fiscal year 2006 increased by 3.9% to 10,739 rooms, compared to fiscal year 2005. The average occupancy rate in tourist hotels during fiscal years 2005 and 2006 was 70.8%.

During fiscal year 2007, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,792,300, a decrease of 6.8% over the number of persons registered during fiscal year 2006. The average occupancy rate in tourist hotels during fiscal year 2007 was 71.7%, compared to 70.8% in fiscal year 2006. The average number of rooms available in tourist hotels decreased by 6.5% to 10,044 rooms from fiscal year 2006 to fiscal year 2007 as the completion of regular maintenance and rehabilitation of rooms (that normally results in a certain number of rooms being unavailable at any time) took longer to complete than in the past.

For fiscal year 2008, the number of persons registered in tourist hotels was 1,745,000, a further decline of 2.6% over the number of persons registered during fiscal year 2007. The average occupancy rate in tourist hotels during fiscal year 2008 was 70.3%, compared to 71.7% in fiscal year 2007. The average number of rooms available in tourist hotels increased by 2.1% to 10,253 rooms from fiscal year 2007 to fiscal year 2008.

The number of persons registered in tourist hotels during the first six months of fiscal year 2009 was 826,300, a decrease of 0.8% over the number of persons registered during the same period of fiscal year 2008. The average occupancy rate in tourist hotels during the first semester of fiscal year 2009 was 63.7%, compared to 67.5% in the period for fiscal year 2008. During the first six months of fiscal year 2009, the average number of rooms available in tourist hotels increased by 2.7% to 10,220 rooms compared with the same period in fiscal year 2008.

In terms of employment figures, this sector has shown a behavior consistent with the local business cycle, accentuated by the contraction of U.S. economic activity. For the first nine months of fiscal year 2009, employment in hotels and lodging places was reduced by 3.9% to 13,700 jobs.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Puerto Rico Convention Center District Authority, has completed the development of the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, to include hotels, restaurants, office space and housing. The convention center district is being developed at a total cost of $1.3 billion in a public/private partnership effort to improve Puerto Rico’s competitive position in the convention and group-travel segments. The convention center opened on November 17, 2005 and, since its inauguration, the facility has hosted more than 1,000 events accounting for more than 1,000,000 attendees. As of May 2009, a 500-room hotel was scheduled to commence operations at the end of 2009.

Government

The government sector of Puerto Rico plays an important role in the economy. It promoted the transformation of Puerto Rico from an agricultural economy to an industrial one during the second half of the previous century, providing the basic infrastructure and services necessary for the modernization of the Island.

In fiscal year 2008, the government accounted for $8.8 billion, or 9.4%, of Puerto Rico’s gross domestic product. The Puerto Rico government is also a significant employer, providing jobs for 282,900 workers (state

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and local), or 27.7% of total non-farm payroll employment in fiscal year 2008. From fiscal year 2005 to fiscal year 2008, Commonwealth and municipal government employment was reduced by approximately 10,100 positions. Nevertheless, during the first nine months of fiscal year 2009, state and local government employment increased by 1.2% or by 3,300 jobs to 284,400. According to the payroll survey, the distribution of these job increases was 600 jobs in the state government and 2,700 jobs in local government.

On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government, which excludes municipal employees and employees of public corporations. Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. As of May 2009, approximately 70,000 employees of the central government were unionized under this law.

As discussed previously, Act 7, enacted on March 9, 2009, establishes, among other things, a temporary freeze of salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. In addition, Act 7 provides that, for a period of two years, collective bargaining agreements that have already expired or that expire while the law is in effect and that relate to public employees may not be renegotiated or renewed. Certain individuals and labor organizations have challenged in court the validity of certain provisions of Act 7. The Court’s decision denying the preliminary injunction allows the Government to continue with the implementation of Act 7.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

In general, Puerto Rico’s airport facilities are located in Carolina, San Juan, Ponce, Mayaguez, Aguadilla, Fajardo, Arecibo, Ceiba, Vieques, Culebra, and Humacao.

Luis Muñoz Marín International Airport in the San Juan metropolitan area is served by 24 domestic and international airlines. The airport receives over 10 million passengers per year, making it the busiest airport in the Caribbean. There is daily direct service between San Juan and Atlanta, Baltimore, Boston, Chicago, Dallas, Miami, New York, Orlando, Philadelphia, and numerous other destinations within the U.S. mainland. San Juan has also become a hub for intra-Caribbean service for a major airline. While the main hubs in the U.S. mainland serve as the gateway from San Juan to most international destinations, Latin American destinations are also served through Panama City, Panama, with connections to Central and South America, while European cities are also served through Madrid, Spain.

Regarding other airports, Rafael Hernandez Airport in Aguadilla has regularly scheduled service to and from Fort Lauderdale, New York, Newark and Orlando; and Ponce’s Mercedita Airport has regularly scheduled service to and from New York and Orlando. Both of these airports also have scheduled service to other Caribbean islands. Smaller regional airports serve intra-island traffic. Cargo operations are served by both Federal Express and United Parcel Service (UPS) at the airports in San Juan and Aguadilla.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2008, totaled approximately 4,625 miles and 11,774 miles of local streets and adjacent roads. The highway system comprises 425 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53, PR-5, PR-66 and PR-20 toll highways, 252 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,051 miles of tertiary highways and roads serving local, intra-regional traffic.

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The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well. As of May 2009, it had ridership of about 35,000 per day.

The Port of the Americas is a deep draft port on the south coast of Puerto Rico that is under development by the Port of the Americas Authority. The Port of the Americas is expected to be used for broad operations such as domestic cargo, bulk, and liquid shipments for Puerto Rico, as well as transshipments. The first phase of the development was completed in 2004, and the second phase is substantially complete. A third development phase is currently underway, which is to result in a processing capacity of 500,000 Twenty-Foot Equivalent Units per year.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity due to its multiplier effect on the whole economy. During the period from fiscal year 2001 through fiscal year 2008, however, real construction investment decreased at an average annual rate of 5.4%. During the same time period, the total value of construction permits, in current dollars, increased at an average annual rate of 0.3%, but, adjusting the value of construction permits by the construction investment price deflator, the total value of permits, in constant dollars, declined at an average annual rate of 2.3%.

Public investment has been an important component of construction investment. During fiscal year 2008, approximately 50.2% of the total investment in construction was related to public projects. The total value of construction permits increased by 12.9% in fiscal year 2008 as compared to fiscal year 2007, but total sales of cement decreased by 10.7%, the largest decline during the last decade. Average payroll employment in the construction sector during fiscal year 2008 was 60,000, a reduction of 9.9% from fiscal year 2007.

Total construction investment for fiscal year 2008 decreased in real terms by 8.8%, following a 7.6% real decline in fiscal year 2007, due principally to the drop in construction-related public projects. The Planning Board has estimated a construction investment decrease of 11.5% in real terms during fiscal year 2009. Public investment in construction has been negatively affected by the Commonwealth’s fiscal difficulties, and the decline in construction investment is related to these difficulties. While the Planning Board had originally projected a further construction investment decrease of 10.5% in real terms for fiscal year 2010, it announced on April 29, 2009 that the expected positive impact of the Federal Stimulus and the Local Stimulus had led it to reduce its projected decrease in construction investment to 5.6% in real terms. Public investment is slated to be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects.

During the first four months of fiscal year 2009, the number of construction permits decreased by 4.8%, while the total value of construction permits dropped by 12.9% compared to the same period in fiscal year 2008. For the first nine months of fiscal year 2009, cement sales declined by 23.0%, reaching levels not seen in more than a decade.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. It should be noted, however, that agriculture production represents less than 1% of Puerto Rico’s gross domestic product. During fiscal year 2008, gross income from agriculture was $792 million, an increase of 1.2% compared with fiscal year 2007. The largest contributors to gross income in agriculture during fiscal year 2008 were livestock products (48% of the sector’s gross income) and starchy vegetables (13%).

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The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, grants for investments in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the five decades from 1950 to 2000, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school level. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher-wage, higher-technology industries became more prominent in Puerto Rico. More recently, employment in the service sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing percentage of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase, although the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2007-2008 was approximately 63,205 students. The Commonwealth is legally bound to appropriate annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2007-2008 of approximately 164,341 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing and service sectors in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until recently, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various incentives laws designed to promote investment and job creation. Under these laws, companies engaged in manufacturing and certain other designated activities have been eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these incentives laws is the Economic Incentives Act.

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The benefits provided by the Economic Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption under the Economic Incentives Act include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. The Economic Incentives Act expands the definition of manufacturing activity from that included in Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to include clusters and supply chains. Companies qualifying thereunder can benefit from a simplified income tax system: in most cases, an income tax rate of 4% and a withholding tax rate of 12% on royalty payments; alternatively, an income tax rate of 8% and a withholding rate of 2% on royalty payments. Special rates apply to projects located in low and mid-development zones (an income tax reduction of 0.5%), certain local projects (an income tax rate as low as 3%), certain small-and medium-sized businesses (an income tax rate as low as 1%) and pioneering activities (an income tax rate of 1%, but for those using intangible property created or developed in Puerto Rico the income tax rate may be 0%). In addition, as with the 1998 Tax Incentives Act, the Economic Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and at least 60% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

The Economic Incentives Act was designed to stimulate employment and productivity, research and development, capital investment, reduction in the cost of energy and increased purchase of local products.

Under the Economic Incentives Act, as with the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. However, Puerto Rico resident individuals, as well as non-resident individuals who are U.S. citizens, must include as income for purposes of computing their potential alternative minimum tax liability dividends derived from companies covered by the Economic Incentives Act and the 1998 Tax Incentives Act. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments is fully exempt from income and municipal license taxes. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period that is otherwise subject to Puerto Rico income tax would be subject to a special Puerto Rico income tax rate of 4%.

The Economic Incentives Act, like the 1998 Tax Incentives Act, also provides investors that acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or assets.

Tourism Incentives Program

For many years, Puerto Rico has enacted incentives laws designed to stimulate investment in hotel operations on the island. The Tourism Incentives Act of 1993 (the “Tourism Incentives Act”) provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Other legislation enacted in 2001 and 2002 provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

As part of the incentives to promote the tourism industry, in 1993 the Commonwealth established the Tourism Development Fund as a subsidiary of GDB with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees and direct loans for financing hotel development projects. As of May 2009, the Fund has provided direct loans and financial guarantees for loans made or bonds issued to finance the development of eighteen hotel projects representing over 4,700 new hotel rooms.

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Incentives under the U.S. Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income from Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 of the U.S. Code made in 1996, its income tax credit based on operating and certain investment income was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available.

Controlled Foreign Corporations

Because of the modification and phase-out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States (including, for these purposes, in Puerto Rico) and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico.

CFCs operate under transfer pricing rules for intangible income that are different from those applicable to United States corporations operating under Section 936 of the U.S. Code (“Section 936 Corporations”). In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment “commensurate with income” to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost-sharing payments they might have opted to make, but CFCs are subject to a 15% Puerto Rico withholding tax on royalty payments.

For taxable years beginning after December 31, 2005 and before January 1, 2010, the special deduction granted under Section 199 of the U.S. Code against income derived from domestic production activities is extended to taxpayers operating in Puerto Rico that are subject to U.S. federal income taxation at gradual rates, such as branches of U.S. companies operating in Puerto Rico.

In May 2009, the U.S. Department of the Treasury announced proposed changes to the U.S. Code that include, among others, changes to remove incentives for shifting jobs overseas. Several of these initiatives could affect CFCs operating in Puerto Rico. It is not possible at this time to determine the legislative changes that may be made to the U.S. Code, or their effect on the long-term outlook on the economy of Puerto Rico. The administration has commenced evaluating the impact of these proposals and plans to develop policy responses to the U.S. government to seek to safeguard Puerto Rico’s economic reconstruction and development plans.

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DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued that is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes, sales taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax allocated to COFINA is also not included as internal revenues consistent with the legislation creating the Sales Tax Financing Corporation, which legislation transfers ownership of such portion of the sales and use tax to COFINA and provides that such portion is not “available resources” under the Constitutional provisions relating to the bonds offered in Puerto Rico’s most recent official statement, being dated September 11, 2009.

All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody’s and S&P, none of which is eligible to be used for a legal defeasance under Puerto Rico law (“non-eligible investments”). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $948,102,368 in the fiscal year ending June 30, 2016 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B, the Public Improvement Refunding Bonds, Series 2008 B, a portion of the Public Improvement Refunding Bonds, Series 2003 C, a portion of the Public Improvement Bonds of 2006, Series A, and a portion of the Public Improvement Refunding Bonds, Series 2007A, each of which are also variable rate bonds, bear interest at 12% per annum). This amount ($948,102,368) is equal to 11.59% of $8,178,090,500, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2007 and June 30, 2008. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B, the Public Improvement Refunding Bonds, Series 2008 B, the portion of the Public Improvement Refunding Bonds, Series 2003 C, the portion of the Public Improvement Bonds of 2006, Series A, and the portion of the Public Improvement Refunding Bonds, Series 2007A, was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 9.60% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $785,297,901 in the fiscal year ending June 30, 2020. Annual debt service payments on bonds guaranteed by the Commonwealth are not included in the

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calculation of the 15% debt limitation. In the event any of the public corporations issuers of guaranteed bonds is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% debt limitation.

The Commonwealth’s policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal legislatures. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Interest Rate Exchange Agreements

As of December 31, 2008, the Commonwealth was a party to various interest rate exchange agreements or swaps with an aggregate notional amount of $4.3 billion. These interest rate exchange agreements involve nine different counterparties. The purpose of most of the interest rate exchange agreements is to hedge the Commonwealth’s variable rate debt exposure and the interest rate risks associated therewith. The interest rate exchange agreements also include basis swap agreements in the notional amount of $1.7 billion, pursuant to which the Commonwealth makes payments on a notional amount based on a specified interest rate index and receives from its counterparties payments on the same notional amount based on a different interest rate index.

Generally, the interest rate exchange agreements may be terminated by the Commonwealth at any time at their then current market values. The agreements may also be terminated upon the occurrence of certain credit events. If a termination occurs due to a credit event, the Commonwealth may be obligated to pay to the applicable swap provider an amount based on the terminating swap’s market value, which may be substantial, and vice versa. As of December 31, 2008, the net mark-to-market value of all outstanding interest rate exchange agreements (the aggregate termination amount) was approximately $565 million, which is the total amount the Commonwealth would have to pay to the counterparties should all the agreements be terminated. The mark-to-market value fluctuates with interest rates and other market conditions. The Commonwealth’s obligations under the interest rate exchange agreements are secured by the full faith, credit and taxing power of the Commonwealth.

By using derivative financial instruments, the Commonwealth exposes itself to credit risk (based on the counterparty’s ability to perform under the terms of the agreement), market risk (based on the changes in the value of the instrument resulting from changes in interest rates) and basis risk (based on changes to the relationship between different indexes used in connection with a derivative). GDB, as fiscal agent, regularly monitors and attempts to minimize these risks.

In addition, under various interest rate exchange agreements, the Commonwealth is required to deliver collateral to the counterparties to guarantee its performance under the agreements. Because of the ongoing credit market crisis, as of December 31, 2008, the Commonwealth has delivered approximately $241.4 million in collateral to its counterparties on certain interest rate exchange agreements entered into in June 2006, and the collateral posting obligation contained in such agreements may require further deliveries by the Commonwealth. The Commonwealth satisfied these collateral posting obligations from the issuance of approximately $1 billion in Tax Anticipation Bonds, Series 2008A purchased by GDB during the fourth quarter of 2008.

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During fiscal year 2008, the Commonwealth terminated approximately $150 million in notional amount of interest rate exchange agreements at a loss of $8.6 million. In April 2009, and as part of GDB’s efforts to minimize the Commonwealth’s exposure to interest rate risk, the Commonwealth terminated approximately $568 million in notional amount of interest rate exchange agreements at a gain of $12.1 million. The Commonwealth has indicated that GDB continues to actively manage the Commonwealth’s exposure to interest rate risks.

Variable Rate Bonds and Mandatory Tender Bonds

As of December 31, 2008, the Commonwealth had approximately $1.6 billion of outstanding variable rate general obligation bonds, which consist of approximately $1.4 billion of variable rate demand bonds (“VRDO Bonds”) and approximately $126.7 million of bonds bearing interest at a rate that changes periodically based on changes in the United States consumer price index (“CPI Bonds”). The Commonwealth has hedged its variable rate debt exposure by entering into interest rate exchange agreements with certain swap providers with respect to all VRDO Bonds and CPI Bonds. Pursuant to these agreements, the Commonwealth receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate.

The VRDO Bonds bear a floating interest rate adjusted at specified intervals (such as daily or weekly) and provide investors the option to tender or put the bonds at par. The tendered bonds are then resold by a remarketing agent in the secondary market to other investors. Most of the VRDO Bonds are secured by letters of credit or other liquidity or credit facilities (“credit/liquidity facilities”) that provide for the payment of the purchase price payable upon the tender of the bonds. The credit/liquidity facilities expire prior to the final maturity of the bonds. If upon the expiration or termination of any credit/liquidity facility with respect to a series of VRDO Bonds, the Commonwealth is unable to renew or replace such facility with an alternate credit/liquidity facility, the VRDO Bonds of such series are subject to mandatory tender for purchase by the credit/liquidity facility provider and generally become subject to higher interest rates and accelerated amortization schedules.

In the case of the VRDO Bonds for which the Commonwealth has entered into interest rate exchange agreements, if the Commonwealth cannot renew or replace a credit/liquidity facility upon its expiration and remarket the related series of bonds successfully upon their mandatory tender as variable rate bonds, the Commonwealth may have to terminate the interest rate exchange agreements associated with such series of bonds. Termination of the applicable interest rate exchange agreement may result, depending on then current interest rate levels, in the payment of a termination amount by the Commonwealth to compensate the counterparty for its economic losses. If interest rate levels were then lower than the fixed interest rate swap rate paid by the Commonwealth, the cost of termination to the Commonwealth could be substantial.

In April 2009, the liquidity facility with respect to approximately $96.8 million of VRDO Bonds expired and, due to market conditions, the Commonwealth was not able to renew the liquidity facility. These bonds were therefore purchased by the liquidity provider and became subject to a higher interest rate and an accelerated amortization schedule beginning in October 2009. The Commonwealth expected to refinance these bonds on a fixed rate basis prior to October 2009.

VRDO Bonds subject to mandatory tender upon expiration of the applicable credit/liquidity facilities and for which there is a related interest rate exchange agreement amount to approximately $100.0 million for fiscal year 2010, $472.9 million for fiscal year 2011 and $769.7 million for fiscal year 2012.

As of December 31, 2008, the Commonwealth also had outstanding approximately $279.2 million of general obligation bonds bearing interest at a fixed rate but subject to mandatory tender, payable from the remarketing of the bonds, on July 1, 2012 (the “Mandatory Tender Bonds”). After the mandatory tender date, the Commonwealth may from time to time change the method of determining the interest on the Mandatory Tender Bonds, which may be a fixed or variable rate. The Commonwealth has not provided any liquidity facility for the payment of the purchase price payable upon the mandatory tender, which purchase price is expected to be obtained from the remarketing of the bonds.

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With respect to approximately $69.2 million of the Mandatory Tender Bonds, the Commonwealth has entered into forward starting interest rate exchange agreements that assume that the Mandatory Tender Bonds will be remarketed as variable rate bonds after the mandatory tender date of July 1, 2012. If the Commonwealth cannot remarket these bonds as variable rate bonds at that time, the Commonwealth may have to terminate the forward starting interest rate exchange agreements, which may result in the payment of a termination amount by the Commonwealth.

Several of the Commonwealth’s public corporations also have outstanding variable rate bonds and bonds subject to mandatory tender.

Commonwealth Guaranteed Debt

As of December 31, 2008, $3.05 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $236.2 million in fiscal year 2011, with their final maturity being July 1, 2037. As of May 2009, no payments under the Commonwealth guaranty had been required for these bonds.

As of December 31, 2008, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. As of May 2009, no payments under the Commonwealth guaranty had been required for these bonds.

As of December 31, 2008, GDB held approximately $154.8 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The Authority is authorized to issue and GDB is authorized to purchase its bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are slated to be used to continue the development of the Port of the Americas. As of May 2009, no payments under the Commonwealth guaranty had been required for these bonds.

As of December 31, 2008, the aggregate outstanding principal amount of obligations of the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) guaranteed by the Commonwealth was $902.0 million. This amount consisted of $284.7 million in revenue bonds sold to the public, $312.4 million in bonds issued to the United States Department of Agriculture, Rural Development, and $304.9 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations and PRASA resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

The long-term public sector debt was $43.4 million as of June 30, 2008, and the short-term public sector debt was $3.3 million as of that date. As of June 30, 2008, outstanding short-term debt, relative to total debt, was 7.0%.

PUBLIC CORPORATIONS

In Puerto Rico, many governmental and quasi-governmental functions are performed by public corporations created by the Legislative Assembly with varying degrees of independence from the central government to perform generally a single function or a limited number of related functions. Most public corporations obtain revenues from rates charged for services or products, but many are subsidized to some extent by the central government. Most public corporations are governed by boards whose members are appointed by the Governor with the advice and consent of the Senate, but some public corporations are attached to departments of the central government. Capital improvements of most of the larger public corporations are financed by revenue bonds issued under trust agreements or bond resolutions, or by notes issued under loan agreements.

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Government Development Bank for Puerto Rico

The principal functions of GDB are to act as financial advisor to and fiscal agent for the Commonwealth, its municipalities and public corporations in connection with the issuance of bonds and notes, to make loans and advances to public corporations and municipalities, and to make loans to private enterprises to aid in the economic development of Puerto Rico.

As of December 31, 2008, $1.76 billion of bonds and notes of GDB (excluding its subsidiaries) were outstanding, consisting of $267 million in Commonwealth guaranteed bonds and $1.5 billion of medium term senior notes. Act No. 12 of May 9, 1975, as amended, provides that the payment of principal of and interest on specified notes and other obligations of GDB, not exceeding $550 million, may be guaranteed by the Commonwealth, of which $267 million were outstanding as of December 31, 2008. As of that date, GDB also had $6.1 billion in loans outstanding to the central government of the Commonwealth and its public corporations and municipalities.

Under Act No. 271 of November 21, 2002, GDB made a required special capital contribution to the Special Communities Perpetual Trust (the “Perpetual Trust”) of $500 million and provided the Perpetual Trust with a $500 million, non-revolving, line of credit. The amounts transferred to the Perpetual Trust were deposited in two investment accounts held by GDB for the benefit of the Perpetual Trust. As of December 31, 2008, the Perpetual Trust had repaid $123.9 million of its line of credit and had an outstanding balance of $376 million and interest due of $40 million. The line of credit is payable from legislative appropriations.

GDB has several subsidiaries that perform various functions. The principal subsidiaries and their functions are listed below:

Puerto Rico Housing Finance Authority. As of December 31, 2008, Housing Finance Authority’s total outstanding loans to the private sector for development of housing projects targeted to low and moderate income families were $109.7 million. The Authority’s mortgage loans to low and moderate income homeowners represented an additional $117.5 million as of the same date. As of December 31, 2008, $1.118 billion of Housing Finance Authority bonds were outstanding.

As of December 31, 2008, the Housing Finance Authority also had outstanding $527 million of bonds and notes issued to fund certain payments of the Commonwealth under its mortgage subsidy and other programs for low and moderate income families, and to guarantee certain insurance obligations of the former Housing Bank and Finance Agency.

As of December 31, 2008, the Housing Finance Authority had total notes and bonds outstanding of $1.229 billion (including $53.9 million of debt outstanding under GDB lines of credit, $4.8 million in notes payable and $52.4 million owed under repurchase agreements) and total unrestricted net assets of $291.5 million.

Puerto Rico Tourism Development Fund (“TDF”). As of December 31, 2008, TDF had outstanding direct loans in an aggregate principal amount of $285.1 million and guarantees issued in the outstanding amount of $117.7 million to finance several hotels and tourism-related projects.

TDF has made payments under its guarantees and letters of credit in the aggregate amount of approximately $313.4 million with respect to several projects, including $282 million disbursed to pay in full the bonds issued to finance three projects, which bonds had been declared due and payable at the direction of TDF due to the failure of the applicable borrowers to comply with their obligations under the related reimbursement agreements. Of the total amount disbursed, TDF has been able to recover approximately $199.7 million from the borrowers. After taking these payments and all related recoveries into account, the unrestricted net assets of TDF as of December 31, 2008, were approximately $153.4 million, and its allowances for losses on guarantees, loans, other assets and letters of credit were approximately $37.4 million.

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Development Fund. The Development Fund provided guarantees of $13.1 million, to guarantee 33% of loans under the “Key to Your Business” program of the Economic Development Bank. As of December 31, 2008, the allowance for losses on guarantees was approximately $962,258.

Puerto Rico Public Finance Corporation. Puerto Rico Public Finance Corporation (“PFC”) provides agencies and instrumentalities of the Commonwealth with alternate means of meeting their financing requirements. As of December 31, 2008, it had $1.6 billion aggregate principal amount of bonds outstanding. All such bonds are limited, non-recourse obligations of PFC payable from Commonwealth appropriations made to pay the notes held by PFC. In addition, PFC had $101.3 million of notes outstanding under a line of credit with GDB whose proceeds were used to pay fiscal year 2007 debt service on its bonds due to the failure of the Commonwealth to make the required debt service appropriations on account of its fiscal problems.

Puerto Rico Sales Tax Financing Corporation. COFINA is an independent governmental instrumentality of the Commonwealth created by Act 91. COFINA was originally created for the purpose of financing the payment, retirement, or defeasance of certain appropriation-backed debt outstanding as of June 30, 2006, payable to GDB and PFC. As of December 31, 2008, COFINA had approximately $5.2 billion outstanding of its Sales Tax Revenue Bonds (excluding all accretion on capital appreciation bonds).

As of September 2009, the Legislative Assembly of Puerto Rico had recently expanded the purposes for which COFINA was created and, correspondingly, increased its revenues by increasing from 1% to 2.75% (one-half of the tax rate of 5.5%) the portion that is transferred to COFINA of the sales and use tax imposed by the central government. As a result, COFINA was authorized to issue bonds for the following additional purposes: (i) to pay, in whole or in part, the debt of the Secretary of Treasury with GDB in the amount of $1 billion, the proceeds of which were used to cover the budgetary deficit for fiscal year 2009, (ii) to pay, in whole or in part, certain financing granted to the Secretary of the Treasury by GDB payable from future Commonwealth general obligation bonds, and any debt of the Commonwealth outstanding as of December 31, 2008 that did not have a source of repayment or was payable from budgetary appropriations, (iii) to pay, in whole or in part, the accounts payable to suppliers of the Commonwealth, (iv) to pay or finance operational expenses of the Commonwealth for fiscal years 2009, 2010 and 2011, (v) to pay or finance operational expenses of the Commonwealth for fiscal year 2012, which would have to be included in the annual budget of the Government of Puerto Rico, (vi) to fund the Puerto Rico Economic Stimulus Fund, (vii) to fund the Commonwealth Emergency Fund in order to cover expenses resulting from catastrophic events such as hurricanes or floods, and (viii) to generate moneys to fund the Economic Cooperation and Public Employees Alternatives Fund. In March 2009, COFINA borrowed $500 million and $250 million from a local commercial bank and GDB, respectively. These loans, which are subordinate to the outstanding bonds and are to be repaid from proceeds of future bonds issues, were used to make payments to the Commonwealth’s suppliers of goods and services.

On June 18, 2009, COFINA issued its Sales Tax Revenue Bonds, First Subordinate Series 2009 A and Sales Tax Revenue Bonds, Senior Series 2009C in the aggregate principal amount at issuance of $4,118,153,700 and $237,875,000, respectively. On June 25, 2009, COFINA issued to Puerto Rico investors its Sales Tax Revenue Bonds, First Subordinate Series 2009B in the aggregate principal amount at issuance of $1,217,915,799. On July 23, 2009, COFINA issued to a Puerto Rico institutional investor its Sales Tax Revenue Bonds, First Subordinate Series 2009D Bond Anticipation Notes in an aggregate principal amount of $250,000,000 and committed to borrow an additional $250,000,000. The bond proceeds were used for the purpose of, among other things, paying or financing certain obligations of the Commonwealth, paying or financing a portion of the Commonwealth’s operational expenses, and funding the Puerto Rico Economic Stimulus Fund, the Commonwealth Emergency Fund and the Economic Cooperation and Public Employees Alternatives Fund.

Other Public Corporations

Puerto Rico Aqueduct and Sewer Authority. PRASA owns and operates Puerto Rico’s public water supply and sanitary sewer facilities systems.

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PRASA reported net operating losses of $103.4 million for fiscal year 2008, compared to net operating income of $31.2 million for fiscal year 2007, and net operating losses of $220.4 million for fiscal year 2006. The total debt of PRASA was $2.8 billion as of December 31, 2008. This debt includes outstanding bonds of $1.9 billion, interim financing for capital improvements of $756.8 million and interim financing for operations of $134.4 million.

The Commonwealth guarantees the principal and interest payments on the outstanding revenue refunding bonds, 2008 Series A and B; any bonds issued on or before June 30, 2010 to the United States Department of Agriculture, Rural Development; and the loans granted on or before June 30, 2010 by the Clean Water and Drinking Water State Revolving Funds for the benefit of PRASA. In the event that PRASA is unable to make all or any portion of the future debt service payments on these guaranteed debts, the Commonwealth will be responsible for covering such payments.

In June 2006, PRASA entered into an agreement to plead guilty to an indictment charging 15 felony counts of violating the federal Clean Water Act through the illegal discharge of pollutants from nine sanitary wastewater treatment plants and five drinking water treatment plants. PRASA and the United States also reached a comprehensive civil settlement to resolve repeated environmental violations of various wastewater treatment plants throughout the Commonwealth. In December 2006, PRASA and the Commonwealth Department of Health executed a settlement agreement superseding 180 administrative orders against, and three prior settlement agreements with, PRASA. Under the terms of this agreement, PRASA agreed to implement short, medium and long-term work plans, as well as interim mitigation and preventative measures, all to bring PRASA’s water system into compliance with federal and Commonwealth potable water regulations.

In March 2008, PRASA issued its 2008 Series A and B Senior Lien Bonds and Series A and B Commonwealth Guaranteed Refunding Bonds for a total aggregate amount of $1.62 billion. The Senior Lien Bonds were issued under the provisions of PRASA’s 2008 Master Agreement of Trust and the Refunding Bonds were issued under the provisions of its 1995 Bond Resolution. The proceeds of the Senior Lien Bonds were used mainly to refinance certain interim debts, to partially cover PRASA’s capital improvement program and to make a swap agreement termination payment, among other uses. The Refunding Bonds were issued to refund PRASA’s Series 1995 Commonwealth Guaranteed Bonds.

Puerto Rico Convention Center District Authority. The Puerto Rico Convention Center District Authority (the “Convention Center District Authority”) was created to own, develop, finance, plan, design, build, operate, maintain, administrate and promote a new convention center and designated private parcels located within the Convention Center District in San Juan. The convention center opened on November 17, 2005.

Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority (“AFICA”) financed the construction of a multipurpose coliseum in San Juan, known as the José Miguel Agrelot Coliseum, with a line of credit provided by GDB. The Coliseum was transferred to the Convention Center District Authority along with the associated line of credit. As of December 31, 2008, this line of credit with GDB had an outstanding balance of $150.9 million, which is expected to be paid from the proceeds of Commonwealth general obligation bonds. The Convention Center District Authority’s debt as of December 31, 2008 was $612.7 million, including $461.8 million in outstanding bonds issued in March 2006 to finance the Convention Center and payable from a portion of a hotel room tax.

Puerto Rico Electric Power Authority. The Puerto Rico Electric Power Authority (“PREPA”) owns and operates Puerto Rico’s electric public system.

PREPA reported net operating income of $181.1 million, $370.9 million and $403.0 million during fiscal years 2008, 2007 and 2006, respectively. The total debt of PREPA was $7.3 billion as of December 31, 2008. This debt includes outstanding bonds of $6.0 billion, interim financing for capitals improvements of $663.1 million and interim financing for operations of $594.5 million.

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Health Insurance Administration. The estimated total cost of the health insurance program for fiscal year 2009 was anticipated to be $1.88 billion, compared to $1.67 billion for fiscal year 2008 and $1.59 billion for fiscal year 2007. For fiscal year 2009, the General Fund was expected to cover $1.50 billion of the total cost of the health insurance program. The remaining $379 million was to be paid from federal, municipal and other sources. The fiscal year 2010 budget estimates the cost of the health insurance program at $1.86 billion, of which the General Fund is expected to cover $1.0 billion, while the remaining $860 million is to be paid from federal, municipal and other sources. The expected decrease in the cost of the health insurance program to the General Fund for fiscal year 2010, as compared to fiscal year 2009, is due to funding expected to be received by the Commonwealth under ARRA for the health sector.

Puerto Rico Highways and Transportation Authority. The Puerto Rico Highways and Transportation Authority (“PRHTA”) is responsible for highway construction in Puerto Rico. Such construction is financed by debt (interim notes and revenue bonds), revenues of PRHTA and federal and Commonwealth grants.

PRHTA reported a net operating loss of $448.7 million for fiscal year 2008, compared to net operating losses of $386.0 million and $56.7 million for fiscal years 2007 and 2006, respectively.

As of December 31, 2008, PRHTA’s total debt was $7.0 billion, including $6.3 billion in outstanding bonds and interim, subordinated financings with a private financial institution and GDB. As of April 30, 2009, the financing with the private financial institution was in the principal amount of $400 million and was due in August 2009, and the financings with GDB were in the aggregate principal amount of $302.1 million and were due in June 2009.

Puerto Rico Industrial Development Company. The Puerto Rico Industrial Development Company (“PRIDCO”) participates in the Commonwealth-sponsored economic development program by providing physical facilities, general assistance, and special incentive grants to manufacturers. PRIDCO reported consolidated net operating losses of $6.1 million for fiscal year 2008, compared to consolidated net operating income of $2.1 million for fiscal year 2007 and consolidated net losses of $15.6 million for fiscal year 2006. The total debt of PRIDCO was $347.1 million as of December 31, 2008. This debt includes outstanding bonds of $258.0 million and interim financing for operations of $89.1 million.

During fiscal years 2006 and 2007, PRIDCO entered into a company reorganization plan establishing an early retirement plan and a voluntary separation plan with the objective of reducing workforce and to achieve expense reductions. This plan was financed by a line of credit from GDB, which had an outstanding balance of $45.7 million as of December 31, 2008.

Puerto Rico Infrastructure Financing Authority. The Puerto Rico Infrastructure Financing Authority (“PRIFA”) was created to provide financial, administrative, consulting, technical, advisory and other types of assistance to other public corporations, governmental instrumentalities, political subdivisions and municipalities (collectively, “Benefited Entities”) authorized to develop infrastructure facilities and to establish alternate means for financing those facilities. PRIFA is authorized to issue bonds and provide loans, grants and other financial assistance for the construction, acquisition, repair, maintenance and reconstruction of infrastructure projects by Benefited Entities.

As of December 31, 2008, PRIFA’s total debt was $1.89 billion. This debt includes bonds outstanding of $1.85 billion and interim financing for capital improvements of $34 million.

PRIFA is investing a portion of its resources in new infrastructure projects in connection with the holding of the Central American and Caribbean Games in Mayagüez, Puerto Rico, in 2010. In September 2006, PRIFA issued $469.8 million of bonds to finance these and other infrastructure projects.

Puerto Rico Municipal Finance Agency. The Puerto Rico Municipal Finance Agency (“MFA”) is the municipal “bond bank” for Puerto Rico. MFA is authorized to issue bonds to purchase general obligation bonds

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and notes of Puerto Rico municipalities and to fund a debt service reserve. Debt service on MFA’s bonds is payable from debt service payments on municipal bonds and notes held by MFA and from the debt service reserve, including investment income thereon. The Commonwealth has agreed to pay such amounts to the debt service reserve as may be necessary to maintain it at its required level, subject to appropriation by the Legislative Assembly, which appropriation is authorized but not legally required to be made. As of May 2009, no such payments had been required. As of December 31, 2008, MFA had $1.26 billion of bonds outstanding.

Port of the Americas Authority. The Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas (the “Port”), a deep draft port on the south coast of Puerto Rico.

PAA is authorized to issue bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are to be used to continue the development of the Port. Currently, GDB is authorized by law to purchase bonds of PAA in an aggregate principal amount not to exceed $250 million. As of December 31, 2008, GDB held approximately $154.8 million of PAA’s outstanding bonds, which are guaranteed by the Commonwealth. In August 2008, PAA made a partial payment of the interest due on these bonds. As of May 2009, GDB had not formally requested the balance to the Commonwealth under its guarantee but was in conversations with OMB regarding such payment and the upcoming payment that was due in August 2009.

Puerto Rico Ports Authority. The Puerto Rico Ports Authority (“Ports Authority” or “PRPA”) owns and operates the major airport and seaport facilities in Puerto Rico. Ports Authority derives revenues from a variety of sources, including charges on airplane fuel sales, air terminal space rentals, landing fees, wharfage, dockage and harbor fees, and rentals for the lease of property and seaport equipment. Ports Authority reported net operating losses of $34 million, $20.1 million and $15.7 million during fiscal years 2008, 2007 and 2006, respectively. The total debt of PRPA was $704.1 million as of December 31, 2008. This debt includes outstanding bonds of $58.5 million, credit facilities for capital improvements with GDB and private financial institutions of $233.8 million and a loan for operational purposes with private financial institutions of $411.7 million. The loan for operational purposes and a portion of the credit facilities for capital improvements are guaranteed by GDB.

As of April 30, 2009, the outstanding balance of the credit facilities for capital improvements with private financial institutions was $188.6 million, which was due on June 30, 2009. Of this amount, $92.1 million, plus interest, was guaranteed by GDB.

Puerto Rico Public Buildings Authority. The Puerto Rico Public Buildings Authority (“PBA”) is authorized to construct, purchase or lease office, school, health, correctional and other facilities for lease to departments, public corporations, and instrumentalities of the Commonwealth. Bonds that have been issued by PBA to finance such facilities (through retirement of interim notes or otherwise) are payable from lease payments, which are largely derived from legislative appropriations and are secured by the Commonwealth’s guaranty. PBA is authorized by law to have outstanding at any one time up to $3.325 billion of bonds guaranteed by the Commonwealth. As of December 31, 2008, $3.049 billion of such bonds of PBA were outstanding (not including accretion of interest from the respective issuance dates on capital appreciation bonds). As of December 31, 2008, PBA’s line of credit with GDB had an outstanding balance of $86.2 million.

On July 1, 2009, PBA issued its Government Facilities Revenue Refunding Bonds, Series P in the in the aggregate principal amount of $330,935,000. The bond proceeds were used to refund certain of PBA’s outstanding bonds and fund certain swap termination payments.

Special Communities Perpetual Trust. The Perpetual Trust is a public corporation created by law to be an irrevocable and permanent trust. The Perpetual Trust’s principal purpose is to fund development projects that address the infrastructure and housing needs of underprivileged communities. GDB has made a special capital contribution to the Perpetual Trust of $500 million and provided the Trust with a $500 million, non-revolving,

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line of credit. The amounts transferred by GDB were deposited in two investment accounts held by GDB for the benefit of the Perpetual Trust, which generated interests ascending to $89 million as of December 31, 2008. These additional funds were distributed among 56 new identified special communities for the construction of new infrastructure projects in these communities. The Perpetual Trust had disbursed the total amount of $833 million as of December 31, 2008. As of December 31, 2008, the Perpetual Trust’s line of credit with GDB had an outstanding balance of $376.1 million. The line of credit is payable from legislative appropriations.

University of Puerto Rico. The University of Puerto Rico (the “University”), with approximately 64,511 students in academic year 2008-2009, is by far the largest institution of higher education on the island. Government appropriations are the principal source of University revenues, but additional revenues are derived from tuition, student fees, auxiliary enterprises, interest income, federal grants, and other sources. University capital improvements have been financed mainly by revenue bonds. As of December 31, 2008, the University’s total debt was $621.1 million, including $585.0 million of outstanding revenue bonds.

In 2000, AFICA issued its $86,735,000 Educational Facilities Revenue Bonds, 2000 Series A (University Plaza Project) for the purpose of financing the construction of additional student housing and parking and office space for the University. The project was built, is being operated by Desarrollos Universitarios, Inc., a Puerto Rico not-for-profit corporation, and is leased to the University for a term equal to the term of the bonds, with University lease payments being sufficient to pay debt service on the bonds as they become due. These bonds are not included in the University’s total debt or outstanding revenue bonds set forth in the prior paragraph.

Other public corporations. Public corporations not described above had outstanding debt in the aggregate amount of $2.0 billion as of December 31, 2008. As of May 2009, debt service on $912 million of such outstanding debt was being paid from legislative appropriations. The Commonwealth is not, however, obligated to make any such appropriations. Additional legislative appropriations are made to enable certain of such corporations to pay their operating expenses.

REVENUES AND EXPENSES

Revenues

The General Fund is the primary operating fund of the Commonwealth. General Fund revenues are broadly based and include revenues raised internally as well as those from non-Puerto Rico sources. Internal revenues consist principally of income, excise and sales taxes. Revenues from non-Puerto Rico sources are derived from federal excise taxes and customs duties returned to the Commonwealth. The primary expenditures of the Commonwealth through the General Fund are for grants and subsidies, and personal and other services.

Projected Fiscal Year 2010 Compared to Estimated Fiscal Year 2009

It is projected that General Fund total revenues for fiscal year 2010 will be $7.670 billion, representing an increase of $70 million, or less than 1%, from estimated fiscal year 2009 revenues. The major changes in revenues from fiscal year 2009 are expected to be a projected decrease in the sales and use tax received by the General Fund of $305 million (due to the increased allocation of this tax to COFINA), partly offset by a projected increase in property taxes and excise taxes on cigarettes and alcoholic beverages of approximately $230 million and $50 million, respectively, as a result of the increases in tax revenues imposed under Act 7.

Proposed General Fund expenditures for fiscal year 2010 total $7.670 billion, which is $1.814 billion or 19% lower than the $9.484 billion budgeted for fiscal year 2009. This amount does not include an additional estimated $2.5 billion in expenses to be paid from a Stabilization Fund to be funded from proceeds of COFINA bond issues. These additional expenses, which are included in the consolidated budget of the Commonwealth, include $1 billion of expenses related to the implementation of the payroll reduction plan under Act 7, $1 billion

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in expenses which will be incurred in fiscal year 2010 but will not be incurred in subsequent fiscal years as a result of the expense reduction plan under Act 7, and a resulting $500 million of expenses constituting a structural deficit for fiscal year 2010.

Results for Fiscal Year 2009

Total preliminary General Fund revenues for fiscal year 2009 are $7.76 billion, representing a decrease of $598.6 million, or 7.2%, from preliminary fiscal year 2008 revenues. The major changes from fiscal year 2008 were: (i) decreases in income taxes from individuals of $145.4 million and in corporate income taxes of $201.2 million, (ii) a decrease of $51.9 in motor vehicle excise taxes, (iii) a decrease of $60.1 million in miscellaneous non-tax revenues, and (iv) a decrease of $16.1 million in sales and use tax revenues. In fiscal year 2008, General Fund revenues also included $145 million of non-recurring revenues from the sale of certain properties owned by the Commonwealth. The continued decline in General Fund tax revenues reflects primarily the impact of the ongoing economic recession and the effect of tax benefits and incentives granted to certain individual and corporate taxpayers pursuant to previous legislation designed to stimulate economic development.

Total preliminary General Fund revenues for fiscal year 2009 of $7.76 billion exceeded the revised estimate (made in February 2009) of General Fund revenues for fiscal year 2009 of $7.60 billion by approximately $160 million, or 2.1%. The major changes from the revised estimate for fiscal year 2009 were: (i) an increase of $190.4 million in income taxes withheld from non-residents pursuant to certain closing agreements with the Department of the Treasury, and (ii) an increase of $59 million in income taxes from individuals.

The approximately $1.884 billion difference between estimated General Fund revenues and estimated General Fund expenditures for fiscal year 2009 was covered principally by a $1 billion loan from GDB to the Commonwealth secured by an assignment of tax receivables, a transfer of $750 million from COFINA to the Commonwealth, and a transfer of $169 million to the Commonwealth from the sale of securities in PRIFA’s Corpus Account.

In addition, during the government transition process, the administration identified additional expenses of $1.349 billion that were not included in the fiscal year 2009 budget. These expenses are expected to be budgeted and paid by the Commonwealth in subsequent fiscal years.

Fiscal Year 2008 Compared to Fiscal Year 2007

Preliminary total General Fund revenues for fiscal year 2008 were $8.195 billion, representing a decrease of $399 million, or 4.6%, from actual revenues for fiscal year 2007 (excluding the collection of $269 million from special temporary tax measures in fiscal year 2007). The major changes from fiscal year 2007 were: (i) decreases in income taxes from individuals of $278 million and in corporate income taxes of $437 million, (ii) a decrease of $259 million in excise taxes and (iii) an increase of $270 million revenues generated by the sales and use tax, which was only in effect for seven and a half months of fiscal year 2007. The decrease in 2008 revenues was principally due to the ongoing economic recession and high oil prices, which directly affected income and excise tax collections.

Preliminary total General Fund expenses for fiscal year 2008 amounted to $9.007 billion, which is composed of $8.804 billion of operational expenses and $203 million transferred to the redemption fund. The difference between preliminary revenues and expenses for fiscal year 2008 of $812 million was covered principally by cash-management procedures, such as delaying payments to certain vendors and a GDB loan of $190 million.

Fiscal Year 2007 Compared to Fiscal Year 2006

General Fund total revenues for the fiscal year 2007 were $8.862 billion, an increase of $221 million, or 2.5%, from fiscal year 2006. This amount includes (i) $5.074 billion in individual and corporate income taxes,

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(ii) $934 million in non-resident withholding taxes, (iii) $1.122 billion in excise taxes, (iv) $583 million of sales and use tax revenues, and (v) $269 million from special temporary tax measures. A decrease of $521 million in excise taxes was offset by revenues from the sales and use tax, as the repeal of the general excise tax on imported goods and goods manufactured in Puerto Rico was replaced with the sales and use tax commencing on November 15, 2006.

General Fund expenses for fiscal year 2007 were $9.306 billion. This amount does not include $522 million of debt service payments on a portion of the Commonwealth’s outstanding appropriation debt, which debt service was excluded from the budget based on the provisions of Act 91, which created the Dedicated Sales Tax Fund to service in part the repayment of such appropriation debt.

The difference between revenues and expenses for fiscal year 2007 of $444 million was covered by a $240 million transfer of funds from GDB that was originally set aside from General Fund appropriations to cover a portion of debt service payments on the Commonwealth’s appropriation debt, which set-aside was no longer needed on account of the passage of Act 91. The remaining shortfall was covered principally by cash-management procedures such as delaying payments to certain vendors (carrying over into fiscal year 2008).

Major Sources of General Fund Revenues

Income Taxes

The Commonwealth’s income tax law, the Internal Revenue Code of 1994, as amended (the “PR Code”), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The PR Code has four tax brackets for individuals with tax rates of 7%, 14%, 25%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at an income tax rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at an income tax rate of 10%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at an income tax rate of 10%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for an income tax rate of 10%.

Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

In general, the PR Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum regular income tax rate of 15%. Dividends received by Puerto Rico corporations and partnerships from foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in

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Puerto Rico. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the Economic Incentives Act are subject to a maximum income tax rate of 4% during their basic exemption period. Corporations and partnerships covered by the Tourism Incentives Act are subject to a maximum tax rate of 42% on their taxable income after applying the 90% exemption granted under the Tourism Incentives Act, which results in a maximum effective tax rate of 4.2% on their net tourism development income. The PR Code also provides for an alternative minimum tax of 22%.

The PR Code generally imposes a branch profits tax on resident foreign corporations whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 10%. Dividends distributed by corporations operating under new grants of tax exemption issued under the Economic Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to an income tax withholding of 2% or 12%, depending on certain elections made by the grantee.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% income tax withholding.

Act 7. Act 7, which was enacted on March 9, 2009 as part of the new administration’s Fiscal Plan, seeks, among other things, to increase the tax revenues of the Puerto Rico government by imposing certain permanent and temporary tax increases.

With respect to income taxes, Act 7 includes the following temporary measures that are applicable for taxable years commenced after December 31, 2008 and before January 1, 2012:

(i)	taxable corporations and individuals whose adjusted gross income equals or exceeds $100,000 (for single individuals) or $150,000 (in the case of married persons filing jointly) would be subject to a surtax of 5% on their total tax liability;

(ii)	international banking entities that do not operate as bank units will be subject to a 5% income tax on their entire net income computed in accordance with the PR Code (international banking entities operating as bank units will be subject to this 5% tax on their net income that does not constitute excess net income);

(iii)	credit unions, their subsidiaries, and affiliates will be subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7);

(iv)	the Cooperative Bank, its subsidiaries, and affiliates will be subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7);

(v)	insurance cooperatives will be subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7); and

(vi)	international insurers and holding companies of international insurers will be subject to a 5% tax on their net income (these entities were totally exempt before the enactment of Act 7).

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Act 7 also provides as a permanent measure a change in the method of computing the net income subject to alternative minimum tax (“AMT”) in the case of individuals by including in the computation various categories of exempt income and income subject to preferential tax rates under the PR Code, such as: (a) dividends distributed by companies covered under the Economic Incentives Act, the 1998 Tax Incentives Act, and the Tourism Incentives Act; (b) long-term capital gains, which enjoy a preferential tax rate of 10% under the PR Code; (c) dividends that are taxable at the rate of 10% under the PR Code; (d) interest on bank deposits and individual retirement accounts subject to the special 10% and 17% preferential income tax rates, respectively; and (e) interest from notes or bonds eligible for the special 10% tax rate provided by the PR Code.

Another change introduced by Act 7 is an adjustment to the calculation of the net income subject to the AMT in the case of entities taxed as corporations that denies a deduction for expenses paid or accrued for services rendered outside of Puerto Rico. Lastly, different income tax credits awarded to investors under certain special laws for activities such as revitalization of urban centers, venture capital, solid waste, housing infrastructure, and rehabilitation of social-interest housing, among others, may not be claimed or granted for taxable years commenced after December 31, 2008 and before January 1, 2012. However, tax credits associated with manufacturing, tourism, and cinematographic projects are not affected by Act 7.

The Legislative Assembly approved a series of amendments to Act 7. Act 7 was amended to, among other things: (i) restore the tax-exemption enjoyed by certain securities that were affected by recent changes under the Alternative Minimum Tax; and (ii) introduce, with certain exceptions, a total cap of $40 million for granting tax credits related to Act No. 212 of 2002 (Urban Renewal projects) and establish specific limitations on the claim of such credits.

Sales and Use Taxes

Act No. 117 of July 4, 2006 (“Act 117”) amended the PR Code to provide, among other things, for a general sales and use tax of 5.5% to be imposed by the central government (the “Commonwealth Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sales and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Commonwealth Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Commonwealth Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax does not apply to, among other things: (i) motor vehicles, (ii) non-prepared food, (iii) health care services and prescription medicines, (iv) certain bakery goods, (v) crude oil and its derivatives, including gasoline, (vi) hotel room charges, (vii) financial services, (viii) services provided by the Commonwealth, including electricity and water, and (ix) local sales of goods to be used as content in a manufactured good, whether or not bound for export.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006. As stated earlier, the revenues derived from the Sales Tax are distributed as follows: 5.5% goes to the central government and 1.5% to Puerto Rico’s municipalities. A portion of the 5.5% Commonwealth Sales Tax is transferred to the Dedicated Sales Tax Fund, created by Act 91, as amended

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(effective July 1, 2009, one-half of the Commonwealth Sales Tax, which is the equivalent of a 2.75% tax, will go to the Dedicated Sales Tax Fund), with the balance of the Commonwealth Sales Tax going to the General Fund. The 1.5% Municipal Sales Tax is divided as follows: (i) a 1% tax goes to the municipalities, and (ii) a 0.5% tax goes to the Municipal Improvements Fund. The increase in revenues generated by the Sales Tax has been partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

For fiscal year 2008, each percentage point of the Sales Tax generated annually approximately $202 million of gross revenues. The Sales Tax generated total annual gross revenues for the General Fund of approximately $853 million for fiscal year 2008.

Act 7 amended various provisions of the Sales Tax to streamline collection efforts and reduce tax evasion. Most significantly, a so-called reseller’s exemption to the Sales Tax was eliminated, and a credit for Sales Taxes paid was substituted therefor. This measure is expected to increase Sales Tax collections at higher levels of the trade chain, and provide an incentive for compliance with the Sales Tax at the lower levels (via the credit). However, under proposed legislation, the reseller’s exemption would be reestablished for businesses with gross sales of $500,000 or more and other businesses would also be able to request the exemption from Treasury, subject to compliance with certain requirements to be prescribed in Treasury’s regulations.

Amendments to Act 7 re-introduced the Sales and Use Tax Resale Exemption Certificate to retailers with a proven sales volume higher than $500,000. Retailers with a lower sales volume may enjoy the exemption subject to approval from the Secretary. The Secretary retains the right to revoke any Exemption Certificate for the period of a year if a retailer fails to comply with filing requirements related to the Sales and Use Tax.

Excise Taxes

The PR Code imposes an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles and certain petroleum products, which are taxed at different rates.

Under Act 7, the excise tax was increased on certain articles (cigarettes and certain alcoholic beverages) and was expanded with respect to others (motor vehicles). With respect to cigarettes, the increase was approximately 81% per taxable unit. For certain alcoholic beverages, the increase ranges between $0.30 and $0.70 per standard gallon. In the case of motor vehicles, motorcycles and “scooters,” which used to be subject to the Sales Tax, will now be taxable as motor vehicles.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from Non-Commonwealth Sources

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, the lesser of $13.25 per proof gallon and the actual excise tax imposed is returned to the Commonwealth.

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Property Taxes

Personal property, which accounts for approximately 46% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, 1.03% of the property tax based on the assessed value of all property (other than exempted property) is used for purposes of paying the Commonwealth’s general obligation debt and is deposited in the Commonwealth’s Redemption Fund.

One of the amendments incorporated in Act 7 was that, for fiscal years 2010 through 2013, the appraisal values of real property in Puerto Rico were increased tenfold and the real personal property tax rates applicable to such values were reduced tenfold so as to offset any increased tax that would have otherwise been applicable due to the increase in appraisal values. This temporary amendment, which is expected to be revenue neutral, was intended to increase the borrowing capacity of Puerto Rico’s municipalities.

Act 7 did impose, however, an additional real property tax on residential real properties with appraised values in excess of approximately $210,000 during fiscal years 2010, 2011, 2012 and 2013. The additional real property tax, to be collected by the Treasury, will be equal to 100% of the existing real property tax collected by CRIM over such properties.

Finally, the amendments extended the temporary Commonwealth property tax to commercial real estate. The applicable Commonwealth property tax will be 0.591%. This temporary tax will be levied for three years or until an aggregated amount of $690 million is collected from this tax, whichever event occurs first.

Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by the Electric Power Authority and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

Public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System, the Puerto Rico System of Annuities and Pensions for Teachers (the “Teachers Retirement System”), the Commonwealth Judiciary Retirement System (the “Judiciary Retirement System”), the Retirement System of the University of Puerto Rico (the “University Retirement System”), and the Employees Retirement System of Puerto Rico Electric Power Authority (the “Electric Power Authority Retirement System”).

Funding Requirements. The central government is responsible for approximately 64% of total employer contributions to the Employees Retirement System, and the other 36% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than

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by actuarial requirements. For the Employees Retirement System, required employer contributions are 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee’s retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions are 30.34% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions are 8.5% of applicable payroll for the employer and 9.0% for the employees.

Actuarial Valuation of Employees Retirement System. As of June 30, 2007, the actuarial accrued liability of the Employees Retirement System was $16.770 billion and the actuarial value of assets was $2.892 billion, representing a funding ratio of 17.2%. The resulting unfunded actuarial accrued liability was $13.878 billion.

During fiscal year 2009, the Employees Retirement System had a cash shortfall of approximately $385 million. This cash shortfall was covered from the sale of certain investments. The Employees Retirement System’s projected cash flow shortfall for fiscal year 2010 is approximately $400 million, which is expected to be covered from resources available to the Employees Retirement System, including the sale of certain investments. The Employees Retirement System’s cash flow shortfall for fiscal year 2010 could also be affected by the implementation of the fiscal stabilization plan. The Employees Retirement System continues to evaluate measures to improve the System’s cash flow and funding ratio, as well as the potential impact of the fiscal stabilization plan.

Actuarial Valuation of Judiciary Retirement System. According to the most recent actuarial valuation of the Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2005, the total pension benefit obligations for the System were $174 million. The unfunded pension benefit obligations of the Judiciary Retirement System as of the same date were $104 million, representing a funding ratio of 40%. The June 30, 2005 actuarial valuation was completed in accordance with the “Projected Unit Credit” method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Judiciary Retirement System is insufficient to cover the actuarial pension benefit obligation, the unfunded pension benefit obligation of the System will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded obligation.

Actuarial Valuation of Teachers Retirement System. According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2007, the accrued actuarial liability of the system was $7.756 billion and the value of its assets amounted to $3.163 billion, representing a funding ratio of 41%, and the resulting unfunded accrued liability was $4.593 billion. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 3.5%, employee and employer contributions of 9% and 8.5%, respectively, an inflation rate of 2.5%, and a remaining amortization period of 30 years for the unfunded accrued liability. Under the same assumptions, but without taking into account benefits paid under special benefits laws (described below) and excluding the obligations with respect to the prospective payments under the special benefits laws, the funding of which will originate from the Commonwealth’s General Fund, as of June 30, 2007, the accrued actuarial liability was $7.227 billion and the value of its assets amounted to $3.163 billion, representing a funding ratio of 44%. The resulting unfunded accrued liability was $4.064 billion. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, and since the Teachers Retirement System is a relatively mature retirement system with a significant retiree population, the unfunded pension benefit obligation, according to the 2007 actuarial valuation, will continue to increase, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

Special Benefits. Various special benefits laws enacted in previous years provided additional benefits for the beneficiaries of the Employees Retirement System, Teachers Retirement System and Judiciary Retirement System. Specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees

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who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase is to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their respective employees. In June 2003, the Legislative Assembly approved a fifth increase of 3% in post retirement benefits effective January 1, 2004. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their respective employees. In June 2007, the Legislative Assembly approved a sixth increase of 3% in post retirement benefits effective January 1, 2007. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their respective employees. Subsequent increases will depend upon the express approval of the Board of Trustees of the Employees Retirement System and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase is to be funded by the General Fund.

The Teachers Retirement System is seeking reimbursement from the Commonwealth’s General Fund in the amount of $119 million for special benefits paid by the System to its beneficiaries through June 30, 2004 pursuant to special benefit laws enacted by the Legislative Assembly. The Teachers Retirement System’s interpretation of these special benefit laws, to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such special benefits paid, is being disputed by the Office of Management and Budget. In March 2009, the Department of Education paid to the Teachers Retirement System the amount of $12 million as partial payment. The dispute for the pending amount of $107 million continues under inter-agency arbitration proceedings. The Employees Retirement System is also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $73.9 million, representing cumulative benefits paid to beneficiaries through June 30, 2005.

Cash Flow Shortfalls. The Employees Retirement System’s disbursements of benefits during fiscal years 2004 through 2007 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2004 was covered with a loan received from the Department of the Treasury. Balances owed to the Department of the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the assets of the Employees Retirement System. The cash shortfall for fiscal year 2006 was approximately $70 million. This shortfall was covered with a line of credit provided by a private financial institution and collateralized with the assets of the Employees Retirement System. There was no cash shortfall for fiscal year 2007 on account of the receipt of the proceeds from the sale of the Puerto Rico Telephone Company stock that Puerto Rico Telephone Authority held for the benefit of the Employees Retirement System of the Commonwealth. Also with these proceeds the Employees Retirement System paid off the balances of the 2005 repurchase agreement and the 2006 line of credit used to cover the respective year’s cash shortfalls. For fiscal year 2008, the System experienced a positive cash flow due to various non-recurring sources of income and a series of financings to increase the System’s funding ratio and reduce its unfunded pension benefit obligation. The financings involved the issuance by the Employees Retirement System of debt secured by a pledge of future employer contributions over the next 50 years. All net cash generated by these financings was deposited into the Employees Retirement System trust and invested along with its other assets. As of June 30, 2008, the Employees Retirement System had issued three series totaling approximately $2.9 billion of its Senior Pension Funding Bonds.

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During fiscal year 2009, the Employees Retirement System expects to have a cash shortfall of approximately $150 million to $250 million. Based on the Puerto Rico Employees Retirement System’s estimates, it could have a $362 million cash flow deficit for fiscal year 2010. This negative trend is expected to continue partly due to possible future increases in the cost of living adjustments, changes in demographics of retirees and beneficiaries, and possible higher pension payments due to higher salaries of future retirees.

With respect to the Teachers Retirement System, the cash shortfalls for fiscal years 2006, 2007 and 2008 were $65 million, $40 million, and $75 million, respectively. Investments were liquidated to cover these shortfalls. For fiscal year 2009, the Teachers Retirement System expected to have a cash shortfall of approximately $67 million. Based on the Teachers Retirement System’s estimates, it could have an $81 million cash flow deficit for fiscal year 2010. This negative trend is expected to continue given that Puerto Rico Teachers Retirement System is in a relatively mature stage.

Composition and Market Value of Investment Portfolios. The market value of the investment portfolios (which excludes loans to plan members) held by the retirement plans has been materially adversely affected by the global decline in value of equity securities. This decline has had an adverse effect on the unfunded actuarial accrued liability of the retirement systems.

Federal Grants

Puerto Rico receives grants under numerous federal programs. Federal grants to the agencies and instrumentalities of the Commonwealth government are estimated to be $5.750 billion for fiscal year 2010, an increase of $1.097 billion, or 23.5%, from fiscal year 2009.

Puerto Rico expects to receive approximately $5 billion in stimulus funds from ARRA, of which $229.6 million and $1.332 billion are expected to be received by the government during fiscal years 2009 and 2010, respectively.

BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by OMB, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the commencement of a fiscal year, the

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budget for such fiscal year shall be the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor until a new budget is approved. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Appropriations

For each of fiscal years 2008 and 2009, approximately 23% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, mandated funding for the Judicial Branch, rent payments to the Public Buildings Authority, and debt service on the direct debt of the Commonwealth. This proportion is to increase to 36% in fiscal year 2010 since the Government of Puerto Rico is pledging additional resources to cover outstanding debts.

For fiscal years 2008 and 2009, over 60% of the controllable funds portion of the General Fund was committed for the payment of the central government payroll (not including the University of Puerto Rico and the Judicial Branch). Commencing with fiscal year 2010, the Commonwealth expects to reduce this proportion to 46% due mainly to the savings in operational expenses of $2.0 billion expected from the implementation of the Fiscal Plan.

Budget for Fiscal Year 2010

On April 29, 2009, the Governor of Puerto Rico submitted a proposed budget for fiscal year 2010 to the Legislative Assembly.

Projected revenues for fiscal year 2010 total $15.1 billion and projected General Fund Revenues total $7.7 billion. The major changes in general fund revenues are accounted for mainly by increases in property taxes (up $230.6 million), corporate income tax (up $129 million), personal income taxes (up $59 million), and excise taxes on cigarettes and alcoholic beverages (up $50 million) and decreases in the sales and use tax (down $305 million, due principally to the increase in the portion of the tax transferred to COFINA), retained non-resident income tax (down $55 million), federal excise tax on offshore shipments (down $38 million), interest on dividends subject to tax (down $9 million), and excise tax on motor vehicles and accessories (down $5 million).

Estimated expenses for the central government of all budgetary funds total $14.8 billion, a decrease of $66.8 million from fiscal year 2009. The major changes in General Fund expenditures by program in fiscal year 2010 are mainly due to increases in general obligation bonds debt service (up $232.6 million) and other debt service appropriations (up $450.9 million) and decreases in public safety and protection (down $1.273 billion), education (down $527.2 million), health (down $217.5 million), general government (down $88.1 million), welfare (down $255.5 million), economic development (down $61.2 million), transportation and communication (down $44.3 million), housing (down $21.2 million), and contributions to municipalities (down $9.1 million).

For fiscal year 2010, the government expects to incur an additional $2.5 billion in expenses, for a total of $10.1 billion in expenses. Approximately $2 billion of this amount is related to (i) transitory expenses related to the implementation of the expense-reduction measures in the Fiscal Plan ($1 billion) and (ii) additional expenses ($1 billion) which are expected to be incurred in fiscal year 2010 but are slated not to be incurred in subsequent fiscal years as a result of the expense reduction plan being implemented under Act 7. This additional amount of expenses is included in the consolidated budget of the Commonwealth and is expected to be covered from the proceeds of COFINA bond issues.

On July 1, 2009, the Governor signed a General Fund budget for fiscal year 2010 of $7.670 billion. The approved budget is approximately 19% lower than the $9.48 billion budget approved for fiscal year 2009. The approved budget is lower than the preliminary General Fund net revenues for fiscal year 2009 by $90 million, or 1.2%, and creates a payment schedule for certain Commonwealth debts or other obligations, such as borrowings from Government Development Bank that did not have a dedicated source of repayment, and accounts payable to

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public corporations. The General Fund budget excludes a $2.5 billion Stabilization Fund that is to facilitate the orderly implementation of certain expense reduction measures adopted by the Government of the Commonwealth pursuant to Act No. 7 of March 9, 2009. The Stabilization Fund is to provide (i) $1 billion to finance the cost of transitioning public employees to nongovernmental sectors and providing vouchers for re-training, self-employment, relocation and salary subsidy alternatives, and (ii) $1.5 billion to cover payroll and operating expenses that are expected to be reduced through fiscal year 2010, but whose savings will not be realized in such fiscal year. The Stabilization Fund is to be funded with proceeds from the bonds issued by COFINA.

Budget for Fiscal Year 2009

The consolidated budget for fiscal year 2009 totaled $27.4 billion. Of this amount, $14.9 billion was assigned to the central government. This includes General Fund total resources and appropriations of $9.484 billion, which represents an increase of $396.5 million over approved expenditures for fiscal year 2008. The increase in expenditures was mainly due to University of Puerto Rico, judiciary and municipal formula increases and salary increases mandated by law or collective bargaining agreements. Due to the fact that general elections were held in November 2008, which fell within fiscal year 2009, an additional $42.3 million was budgeted for the State Elections Commission.

The General Fund revenue projection for fiscal year 2009 was $8.488 billion, an increase of $235 million, or 2.8%, from estimated net revenues for fiscal year 2008 of $8.253 billion. The Commonwealth’s budgeted expenditures for fiscal year 2009 of $9.484 billion exceeded projected revenues of $8.488 billion by approximately $1 billion. The gap was covered by a $1.0 billion loan from GDB to the Commonwealth secured by certain tax receivables. This loan was expected to be repaid during fiscal year 2009 from COFINA bond issues.

Estimated expenses and capital improvements of all budgetary funds for fiscal year 2009 totaled $14.9 billion, an increase of $713.8 million from fiscal year 2008. The major changes in General Fund expenditures by program in fiscal year 2009 were mainly due to increases in welfare (up $112.6 million), education (up $92.9 million), debt service on the Commonwealth’s general obligation and guaranteed debt (up $85.0 million), general government (up $75.1 million), health (up $46.3 million), special pension contribution (up $17.5 million), other debt service (up $12.1 million), contributions to municipalities (up $3.7 million), transportation and communication (up $2.1 million), public safety and protection (up $1.2 million), housing (up $0.6 million) and a decrease in economic development expenses of $28.5 million.

Given the expected reduction in revenues due to current economic conditions, the General Fund revenue projection for fiscal year 2009 was adjusted in January 2009 to $7.6 billion, a reduction of $884 million from the original budgeted revenues. For fiscal year 2009, in order to cover a budgetary imbalance between projected revenues of $8.5 billion and budgeted expenditures of $9.5 billion, the original budget included a $1 billion loan from GDB to the Commonwealth secured by an assignment of tax receivables. In addition, non-budgeted expenses in the amount of $1.349 billion were identified in the government transition process. The projected revenue shortfall of $884 million, plus the $1 billion GDB financing and the additional non-budgeted expenditures of $1.349 billion resulted in an aggregate structural deficit for fiscal year 2009 of approximately $3.233 billion. These are preliminary figures and are subject to final revision by OMB.

Act 7, in conjunction with Act 91 and Act 1, allocates to COFINA, commencing on July 1, 2009, a total of one-half of the 5.5% Commonwealth Sales Tax (the equivalent of a 2.75% tax), thus expanding COFINA’s capacity to issue bonds. These laws allow for the use of these funds to cover operational expenses of the Commonwealth between fiscal years 2009 and 2012.

During the second half of fiscal year 2009, the Governor of Puerto Rico issued several Executive Orders to implement measures of austerity, fiscal control and expense reduction. Among these initiatives, the Governor ordered government agencies to reduce their operational costs by an amount equal to ten percent (10%) of half of

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their total budgeted expenses for fiscal year 2009, eliminate thirty percent (30%) of authorized government non-career positions, institute a hiring freeze of government employees, eliminate government credit cards, strictly control travel expenses, and impose limitations on the use of cellular phones and PDAs, agency vehicles, and electric power usage. As of May 2009, these measures were being implemented by every agency and firmly monitored by OMB.

LITIGATION

The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act 104 for damages up to a maximum amount of $75,000, or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action.

Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended, the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under the act in cases before federal court, but in all other cases the Puerto Rico Secretary of Justice may determine whether, and to what extent, the Commonwealth will assume payment of such judgment.

With respect to pending and threatened litigation, as of June 30, 2007, the Commonwealth has included in its financial statements reported liabilities of approximately $950 million for awarded and anticipated unfavorable judgments. While amounts claimed exceed $6 billion, such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

On April 13, 2009, a group of government employees along with labor organizations that represent governmental employees filed a complaint in the U.S. District Court for the District of Puerto Rico against the Governor of Puerto Rico and several agency heads. The plaintiffs seek, among other relief, an injunction to stop the Government of Puerto Rico from implementing the cost-cutting provisions of Act 7.

The main legal basis to seek the injunction is that the referenced Act 7 provisions allegedly violate United States and Puerto Rico law prohibitions on impairment of contracts and retroactive application of laws. Plaintiffs are seeking to have such provisions declared unconstitutional and thus legally unenforceable.

On August 5, 2009, the U.S. District Court for the District of Puerto Rico denied the preliminary injunction requested by plaintiffs. The District Court’s decision allows the Government to continue with the implementation of Act 7. The Government has moved to dismiss the complaint, and the Commonwealth has indicated that the Government will continue to vigorously defend the constitutionality of Act 7.

The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the U.S. District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $800 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Supreme Court of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the centers certain of the payments received by the centers from the federal government. As of May 2009, audits were being carried out on the plaintiff centers. As of June 30, 2007, the

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Commonwealth had accrued $50 million for this legal contingency. With respect to the federal case, the Commonwealth disbursed approximately $18 million between April 2004 and January 2007 in compliance with a preliminary injunction issued by the U.S. District Court for the District of Puerto Rico.

The Commonwealth is also a defendant in a class action presented by parents of special education students before Commonwealth courts alleging that the Puerto Rico Department of Education had failed to provide legally required special education and related services. In October 2006, the San Juan Court of Appeals decided in favor of the parents’ request to include damage claims in the same class action case, and the court may now award damages to the members of the class. When awarding damages, the court may consider the claims in groups or each case individually, and the parents must have proven the damages suffered. The Commonwealth has indicated that it plans to defend vigorously each case. As of June 30, 2007, the Commonwealth had accrued $450 million for this legal contingency.

In addition, the Commonwealth is a defendant in a lawsuit filed by a group of vehicle owners in Commonwealth courts, which suit questions the legitimacy of Act No. 42 of August 1, 2005, as amended (“Act 42”). Act 42 imposes additional annual motor-vehicle fees on all “luxury” motor vehicles that are used for private purposes. On March 15, 2007, the First Circuit Court of San Juan ruled against the Commonwealth and ordered the Commonwealth to return the funds collected. The Commonwealth appealed this decision to the Court of Appeals. On January 29, 2008, the Court of Appeals upheld the decision of the First Circuit Court of San Juan. The Supreme Court of Puerto Rico has granted the Commonwealth’s application for certiorari and will hear an appeal of the decision of the Court of Appeals. As of June 30, 2007, the Commonwealth had accrued $450 million for this legal contingency

The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. As of May 2009, preliminary hearings and discovery proceedings were in progress. The amounts claimed exceed $5 billion; however, as of May 2009, the ultimate liability could not be determined. The Commonwealth has indicated that, in its opinion, the claims are excessive. As of May 2009, no provision for any liability that may result upon adjudication of these lawsuits had been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

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RATING AGENCIES’ ACTIONS

As of March 10, 2010, Moody’s and Standard & Poor’s rated the Commonwealth’s general obligation, respectively, Baa3 and BBB-. Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth’s municipal obligation bonds.

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APPENDIX D

WESTERN ASSET MANAGEMENT COMPANY

PROXY VOTING POLICIES AND PROCEDURES

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy

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Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

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d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

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I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

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4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the

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NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

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PART C

OTHER INFORMATION

Item 28.	Exhibits

(a) (1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 84”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 84.

(3) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of May 14, 2008, and Amended and Restated Designation of Classes, effective as of May 14, 2008, is incorporated by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N1-A as filed with the SEC on September 12, 2008 (“Post-Effective Amendment No. 116”).

(4) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of November 2008, and Amended and Restated Designation of Classes, effective as of November 2008, is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2008 (“Post-Effective Amendment No. 118”).

(5) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of January 1, 2009, and Amended and Restated Designation of Classes, effective as of January 1, 2009, is incorporated herein by reference to Post-Effective Amendment No. 124 as filed with the SEC on February 6, 2009 (“Post-Effective Amendment No. 124”).

(6) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of March 13, 2009, and Amended and Restated Designation of Classes, effective as of March 14, 2009, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on March 23, 2009.

(7) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Registrant, effective as of March 15, 2009, and Amended and Restated Designation of Classes, effective as of March 15, 2009, is incorporated herein by reference to Post-Effective Amendment No. 130 as filed with the SEC on April 28, 2009 (“Post-Effective Amendment No. 130”).

(8) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of October 5, 2009, and Amended and Restated Designation of Classes, effective as of October 5, 2009, is incorporated herein by reference to Post-Effective Amendment No. 141 as filed with the SEC on November 23, 2009 (“Post-Effective Amendment No. 141”).

(b) The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 84.

(c) Not Applicable.

(d) (1) Management Agreement between the Registrant, on behalf of Legg Mason Partners Adjustable Rate Income Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007 (“Post-Effective Amendment No. 85”).

(2) Management Agreement between the Registrant, on behalf of Legg Mason Partners California Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Management Agreement between the Registrant, on behalf of Legg Mason Partners Core Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 24, 2009 (“Post-Effective Amendment No. 139”).

(4) Management Agreement between the Registrant, on behalf of Legg Mason Partners Core Plus Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(5) Management Agreement between the Registrant, on behalf of Legg Mason Partners Strategic Income Fund (formerly Legg Mason Partners Diversified Strategic Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(6) Management Agreement between the Registrant, on behalf of Legg Mason Partners Global High Yield Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(7) Management Agreement between the Registrant, on behalf of Legg Mason Partners Government Securities Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Management Agreement between the Registrant, on behalf of Legg Mason Partners High Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Management Agreement between the Registrant, on behalf of Legg Mason Partners Global Inflation Management Fund (formerly known as Legg Mason Partners Inflation Management Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity California Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(11) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity New York Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(12) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate-Term Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13) Management Agreement between the Registrant, on behalf of Legg Mason Partners Corporate Bond Fund (formerly Legg Mason Partners Investment Grade Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(14) Management Agreement between the Registrant, on behalf of Legg Mason Partners Managed Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 133.

(15) Management Agreement between the Registrant, on behalf of Legg Mason Partners Massachusetts Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(16) Management Agreement between the Registrant, on behalf of Legg Mason Partners Municipal High Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(17) Management Agreement between the Registrant, on behalf of Legg Mason Partners New Jersey Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(18) Management Agreement between the Registrant, on behalf of Legg Mason Partners New York Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(19) Management Agreement between the Registrant, on behalf of Legg Mason Partners Oregon Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(20) Management Agreement between the Registrant, on behalf of Legg Mason Partners Pennsylvania Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(21) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short Duration Municipal Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(22) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short/Intermediate U.S. Government Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(23) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short-Term Bond Fund (formerly Legg Mason Partner Short-Term Investment Grade Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(24) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(25) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(26) Management Agreement between the Registrant, on behalf of Legg Mason Partners Global Income Fund, and LMPFA dated September 21, 2007 is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 11, 2008 (“Post-Effective Amendment No. 108”).

(27) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Legg Mason Partners Adjustable Rate Income Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(28) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners California Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(29) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Core Bond Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(30) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Core Plus Bond Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(31) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), with respect to Legg Mason Partners Core Plus Bond Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(32) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Strategic Income Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(33) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Strategic Income Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(34) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Global High Yield Bond Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(35) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Global High Yield Bond Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(36) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Government Securities Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(37) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners High Income Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(38) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners High Income Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(39) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Global Inflation Management Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(40) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Global Inflation Management Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(41) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate Maturity California Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(42) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate Maturity New York Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(43) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate-Term Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(44) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Corporate Bond Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(45) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Managed Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(46) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Massachusetts Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(47) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Municipal High Income Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(48) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners New Jersey Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(49) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners New York Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(50) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Oregon Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(51) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Pennsylvania Municipals Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(52) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short Duration Municipal Income Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(53) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short/Intermediate U.S. Government Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(54) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short-Term Investment Grade Bond Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(55) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Emerging Markets Debt Portfolio dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(56) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Emerging Markets Debt Portfolio dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(57) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global High Yield Bond Portfolio dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(58) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Global High Yield Bond Portfolio dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(59) Subadvisory Agreement between LMPFA and WAM with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund dated September 21, 2007 is incorporated herein by reference to Post-Effective Amendment No. 108.

(60) Subadvisory Agreement between WAM and WAML with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund dated September 21, 2007 is incorporated herein by reference to Post-Effective Amendment No. 108.

(61) Subadvisory Agreement between WAM and Western Asset Management Company Ltd., a corporation organized under the laws of Japan (“Western Japan”), with respect to Legg Mason Partners Global Income Fund dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(62) Subadvisory Agreement between WAM and Western Asset Management Company Pte. Ltd. (“Western Singapore”), with respect to Legg Mason Partners Global Income Fund dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(63) Subadvisory Agreement between WAM and Western Japan, with respect to Legg Mason Partners Global Inflation Management Fund dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(64) Subadvisory Agreement between WAM and Western Singapore, with respect to Legg Mason Partners Global Inflation Management Fund dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(65) Subadvisory Agreement between WAM and Western Japan, with respect to Legg Mason Partners Strategic Income Fund dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(66) Subadvisory Agreement between WAM and Western Singapore, with respect to Legg Mason Partners Strategic Income Fund dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(67) Subadvisory Agreement between WAM and Western Singapore, with respect to Legg Mason Partners Global High Yield Bond Fund dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(68) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Global High Yield Bond Portfolio dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(69) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Emerging Markets Debt Portfolio dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(70) Letter Amendment to Management Agreement between the Registrant, on behalf of Legg Mason Partners Corporate Bond Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2009 (“Post-Effective Amendment No. 137”).

(e) Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”), on behalf of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners California Municipals Fund, Legg Mason Partners Core Bond Fund, Legg Mason Partners Core Plus Bond Fund, Legg Mason Partners Strategic Income Fund, Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund, Legg Mason Partners High Income Fund, Legg Mason Partners Global Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Intermediate-Term Municipals

Fund, Legg Mason Partners Corporate Bond Fund, Legg Mason Partners Managed Municipals Fund, Legg Mason Partners Massachusetts Municipals Fund, Legg Mason Partners Municipal High Income Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund, Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners Pennsylvania Municipals Fund, Legg Mason Partners Short Duration Municipal Income Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund, Legg Mason Partners Short-Term Bond Fund, Western Asset Emerging Market Debt Portfolio and Western Asset Global High Yield Bond Portfolio, dated December 1, 2008, is incorporated herein by reference to Post-Effective Amendment No. 124.

(f) (1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g) (1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(h) (1) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(2) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners California Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Diversified Strategic Income Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(4) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Government Securities Fund dated February 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(5) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners High Income Fund dated March 16, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(6) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Managed Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(7) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners New York Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Pennsylvania Municipals Fund dated March 16, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Corporate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 137.

(10) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Short-Term Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 137.

(11) Transfer Agency and Services Agreement with Boston Financial Data Services, Inc. (“BFDS”) dated as of April 4, 2009 is incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A as filed April 6, 2009.

(12) Co-Transfer Agency and Services Agreement with PNC Global Investment Servicing (U.S.) Inc. dated as of April 1, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137.

(i) (1) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(2) Opinion and Consent of Venable LLP regarding the legality of Class R shares of Legg Mason Partners Inflation Management Fund and Class FI shares of Legg Mason Partners Short Duration Municipal Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008 (“Post-Effective Amendment No. 97”).

(3) Opinion and Consent of Venable LLP regarding the legality of Class FI shares of each of Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund and Legg Mason Partners Massachusetts Municipals Fund, is incorporated herein by reference to Post-Effective Amendment No. 99.

(4) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund and Legg Mason Partners Investment Grade Bond Fund; and Class R Shares of Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund, Legg Mason Partners Investment Grade Bond Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund and Legg Mason Partners Short-Term Investment Grade Bond Fund, is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2008.

(5) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Managed Municipals Fund, Legg Mason Partners California Municipals Fund, Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio is incorporated herein by reference to Post-Effective Amendment No. 108.

(6) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund and Legg Mason Partners Pennsylvania Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 111.

(7) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Oregon Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 6, 2008 (“Post-Effective Amendment No. 114”).

(8) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Legg Mason Partners Adjustable Rate Income Fund is incorporated herein by reference to Post-Effective Amendment No. 116.

(9) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Legg Mason Partners Strategic Income Fund, Class FI shares of Legg Mason Partners Municipal High Income Fund and Class R shares of Legg Mason Partners High Income Fund is incorporated by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 25, 2008 (“Post-Effective Amendment No. 119”).

(10) Opinion and Consent of Bingham McCutchen LLP regarding the reorganization of High Yield Bond Fund into Legg Mason Partners High Income Fund is incorporated by reference to Post-Effective Amendment No. 119.

(11) Opinion and Consent of Venable LLP as to the legality of Class A, Class C and Class IS shares of Western Asset Emerging Markets Debt Portfolio is incorporated by reference to Post-Effective Amendment No. 123.

(12) Opinion and Consent of Venable LLP as to the legality of Class P shares of Legg Mason Partners Corporate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009.

(13) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Partners Adjustable Rate Income Fund is incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 24, 2009.

(14) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Legg Mason Western Asset High Income Fund and Legg Mason Western Asset Strategic Income Fund is incorporated by reference to Post-Effective Amendment No. 141.

(15) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Global Inflation Management Fund is incorporated herein by reference to Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2010(“Post-Effective Amendment No. 148”).

(16) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Corporate Bond Fund, Legg Mason Western Asset Global High Yield Bond Fund, Legg Mason Western Asset Short-Term Bond Fund and Legg Mason Western Asset Government Securities Fund to be filed by amendment.

(j) (1) Consents of Independent Registered Public Accounting Firm are filed herewith.

(2) Power of Attorney dated February 9, 2010 and February 11, 2010 is incorporated herein by reference to Post-Effective Amendment No. 147 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 19, 2010 (“Post-Effective Amendment No. 147”).

(3) Power of Attorney dated February 9, 2010 is incorporated herein by reference to Post-Effective Amendment No. 147.

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners California Municipals Fund, Legg Mason Partners Core Bond Fund, Legg Mason Partners Core Plus Bond Fund, Legg Mason Partners Strategic Income Fund, Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund, Legg Mason Partners High Income Fund, Legg Mason Partners Global Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners Corporate Bond Fund, Legg Mason Partners Managed Municipals Fund, Legg Mason Partners Massachusetts Municipals Fund, Legg Mason Partners Municipal High Income Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund, Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners Pennsylvania Municipals Fund, Legg Mason Partners Short Duration Municipal Income Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund, Legg Mason Partners Short-Term Bond Fund, Western Asset Emerging Market Debt Portfolio and Western Asset Global High Yield Bond Portfolio, dated February 6, 2007, as amended July 2009, is incorporated herein by reference to Post-Effective Amendment No. 137.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(o) Not Applicable

(p) (1) Code of Ethics of Citigroup Asset Management—North America (adopted by LMPFA), as amended September 13, 2005, is incorporated herein by reference to Post-Effective Amendment No. 75.

(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 75.

(3) Code of Ethics of WAM, WAML, Western Singapore and certain supervised affiliates dated January 2010 is filed herewith.

(4) Code of Ethics of Western Japan is incorporated herein by reference to Post-Effective Amendment No. 116.

Item 29.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 31.	Business and Other Connections of Investment Adviser

Investment Adviser—Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Western Asset Management Company—Subadviser—Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of the officers and directors of WAM.

Directors

James W. Hirschmann III
Jeffrey A. Nattans

Officers

Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
D. Daniel Fleet	President
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann III	Chief Executive Officer
Gavin L. James	Director of Global Client Service and Marketing
Dennis J. McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

Western Asset Management Company Limited—Subadviser—Western Asset Management Company Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason. WAML is registered as an investment adviser under the Advisers Act. The following is a list of the officers and directors of WAML.

Directors

James W. Hirschmann III
D. Daniel Fleet
Jeffrey A. Nattans
Michael B. Zelouf

Officers

D. Daniel Fleet	President
James W. Hirschmann III	Managing Director
Suzanne Taylor-King	Finance Officer
Michael B. Zelouf	Head of London Operations

Western Asset Management Company Pte. Ltd—Subadviser—Western Asset Management Company Pte. Ltd. (“Western Singapore”) was incorporated under the laws of Singapore as a corporation. Western Singapore is a wholly-owned subsidiary of Legg Mason. The following is a list of the officers and directors of Western Singapore.

Directors

D. Daniel Fleet
Takashi Komatsu
Jeffrey A. Nattans
Naoya Orime

Officers

D. Daniel Fleet	President
Yasuaki Sudo	Finance Officer
Naoya Orime	Head of Tokyo Operations

Western Asset Management Company Ltd—Subadviser—Western Asset Management Company Ltd (“Western Japan”) was incorporated under the laws of Japan as a corporation. Western Japan is a wholly-owned subsidiary of Legg Mason. Western Japan is authorized and regulated in Japan by the Japanese Securities and Exchange Surveillance Commission. The following is a list of the officers and directors of Western Japan.

Directors

D. Daniel Fleet
Takashi Komatsu
Jeffrey A. Nattans
Naoya Orime

Officers

D. Daniel Fleet	President
Yasuaki Sudo	Finance Officer
Naoya Orime	Head of Tokyo Operations

Following is a list of other substantial business activities in which directors, officers or partners of WAM, WAML, Western Singapore and Western Japan have been engaged as director, officer, employee, partner or trustee.

Officer/Director	Other Offices Held

D. Daniel Fleet	Director, WAML

Director, Western Japan

Director, WAM Australia

Director, WAMCO Hldgs Ltd.

Director, Western Singapore

Jeffrey A. Nattans	Director, WAM

Vice President, Legg Mason, Inc.

Manager and Vice President, LMIH

Director, WAML

Director, Western Japan

Director, WAM Australia

Director, WAMCO Hldgs Ltd.

Director, Western Singapore

Officer/Director	Other Offices Held

James W. Hirschmann III	Director, WAM

Director, WAML

Following is a list of addresses for Item 31 with respect to WAM, WAML, Western Japan and Western Singapore:

Barrett Associates, Inc. (“Barrett”)

565 Fifth Avenue

New York, NY 10017

Bartlett & Co. (“Bartlett”)

36 East Fourth Street

Cincinnati, OH 45202

Batterymarch Financial Management, Inc. (“Batterymarch”)

John Hancock Tower

200 Clarendon Street, 49th Floor

Boston, MA 02116

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte. Ltd. (“Brandywine Singapore”)

36 Robinson House, #18

City House

Singapore

Clearbridge Advisors, LLC (“Clear Adv”)

620 Eighth Avenue

New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)

620 Eighth Avenue

New York, NY 10018

Global Currents Investment Management, LLC (“GCIM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Legg Mason Fund Adviser, Inc. (“LMFA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Funding Corp. (“LM Funding”)

100 International Drive

Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“LMGAA”)

100 First Stamford Place

Stamford, CT 06902

and

620 Eighth Avenue

New York, NY 10018

Legg Mason, Inc.

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investment Counsel, LLC (“LMIC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

620 Eighth Avenue

New York, NY 10018

Legg Mason Real Estate Investors, Inc. (“LMREI”)

100 International Drive

Baltimore, MD 21202

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 International Drive

Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)

100 International Drive

Baltimore, MD 21202

LMRC II, Inc. (“LMRC II”)

100 International Drive

Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)

100 International Drive

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)

900 Third Ave. 28th Floor

New York, NY 10022

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

and

620 Eighth Avenue

New York, NY 10018

Western Asset Management Company Limited (“WAML”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Ltd (“Western Japan”)

36F Shin-Marunouchi Building

5-1 Marunouchi 1-Chome Chiyoda-Ku

Tokyo 100-6536 Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 48

120 Collins Street

GPO Box 507

Melbourne Victoria 3000 Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Pte. Ltd. (“Western Singapore”)

1 George Street, #23-01

Singapore 049145

Item 32.	Principal Underwriters

Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust and Legg Mason Partners Institutional Trust.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Kimberly Mustin – Co-Managing Director

Matthew Schiffman – Co-Managing Director

George Betzios – Vice President

W. Talbot Daley – Vice President

David J. Eikenberg – Vice President

Mark E. Freemyer – Vice President

Thomas J. Hirschmann – Vice President

Joseph LaRocque – Vice President

Michael McAllister – Vice President

Theresa P. McGuire – Vice President

Jeremy O’Shea – Vice President

Joel R. Sauber – Vice President

Robert Shepler – Vice President

Jason Bennett – Chief Financial Officer, Treasurer and Financial Reporting Officer

Joseph M. Furey – General Counsel and Secretary

Erin L. Clark – Assistant Secretary

Vicki Schmelzer – Assistant Secretary

Ronald A. Holinsky – Deputy General Counsel

Stephen A. Scarpino – Anti-Money Laundering Compliance Officer

All Addresses are 100 International Drive, Baltimore, Maryland 21202.

(c) Not applicable.

Item 33.	Location of Accounts and Records

With respect to the Registrant:

(1) Legg Mason Partners Income Funds

55 Water Street

New York, New York 10041

With respect to the Registrant’s Investment Manager:

(2) c/o Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Subadvisers:

(3) c/o Western Asset Management Company, Western Asset Management Company Limited, Western Singapore and Western Japan

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Custodian:

(4) State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

With respect to the Registrant’s Transfer Agent:

(5) PNC Global Investment Servicing (U.S.), Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

(6) Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

With respect to the Registrant’s Distributor:

(7) Legg Mason Investor Services, LLC

100 International Drive

Baltimore, Maryland 21202

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 24th day of March, 2010.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Legg Mason Western Asset Intermediate Maturity California Municipals Fund and

Legg Mason Western Asset Massachusetts Municipals Fund

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Principal Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on March 24, 2010.

Signature	Title

/S/ R. JAY GERKEN	President, Principal Executive Officer and Trustee
R. Jay Gerken

/S/ FRANCES M. GUGGINO	Treasurer and Chief Financial Officer
Frances M. Guggino

/S/ ELLIOTT J. BERV*	Trustee
Elliott J. Berv

/S/ A. BENTON COCANOUGHER*	Trustee
A. Benton Cocanougher

/S/ JANE F. DASHER*	Trustee
Jane F. Dasher

/S/ MARK T. FINN*	Trustee
Mark T. Finn

/S/ RAINER GREEVEN*	Trustee
Rainer Greeven

/S/ STEPHEN R. GROSS*	Trustee
Stephen R. Gross

/S/ RICHARD E. HANSON, JR.*	Trustee
Richard E. Hanson, Jr.

/S/ DIANA R. HARRINGTON*	Trustee
Diana R. Harrington

/S/ SUSAN M. HEILBRON*	Trustee
Susan M. Heilbron

/S/ SUSAN B. KERLEY*	Trustee
Susan B. Kerley

/S/ ALAN G. MERTEN*	Trustee
Alan G. Merten

/S/ R. RICHARDSON PETTIT*	Trustee
R. Richardson Pettit

*BY: /S/ R. JAY GERKEN
R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney.

Exhibit Index

(j)(1)	Consents of Independent Registered Public Accounting Firm

(p)(3)	Code of Ethics of WAM, WAML, Western Singapore and certain supervised affiliates dated January 2010